UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Alice A. Pellegrino

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-1844

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Domestic Equity Funds

Table of Contents

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Capital Appreciation A1	-0.97%	12.33%	5.19%
Capital Appreciation A2	-6.42%	11.07%	4.60%
Capital Appreciation B1	-1.82%	11.38%	4.50%	[3]
Capital Appreciation B2	-6.22%	11.11%	4.50%	[3]
Capital Appreciation C1	-1.65%	11.55%	4.45%
Capital Appreciation C2	-2.53%	11.55%	4.45%
Capital Appreciation I1	-0.65%	12.69%	5.51%
Capital Appreciation R3[1]	-1.26%	12.02%	4.90%
Capital Appreciation R4[1]	-0.95%	12.36%	5.23%
Capital Appreciation R5[1]	-0.65%	12.69%	5.53%
Capital Appreciation R6[1]	-0.56%	12.79%	5.63%
Capital Appreciation Y1	-0.55%	12.80%	5.64%
Russell 3000 Index	4.24%	13.35%	6.76%
S&P 500 Index	4.51%	13.57%	6.70%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.09%	1.09%
Capital Appreciation Class B	1.97%	1.97%
Capital Appreciation Class C	1.81%	1.81%
Capital Appreciation Class I	0.78%	0.78%
Capital Appreciation Class R3	1.40%	1.40%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.75%	0.76%
Capital Appreciation Class Y	0.70%	0.70%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned -0.97%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 4.24% and 4.51%, respectively, for the same period. The Fund underperformed the 1.85% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equity markets continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Eight of eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Utilities (+18%), Telecommunication Services (+11%), and Information Technology (+10%) sectors, while the Real Estate1 (-7%), Healthcare (-4%) and Consumer Discretionary (-2%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Healthcare, and Information Technology sectors. Stock selection within the Materials and Energy sectors contributed to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted from benchmark-relative results, primarily driven by the Fund’s overweight to Healthcare and underweight to Utilities. This was slightly offset by the Fund’s overweight to Information Technology, which contributed positively.

Top detractors from performance relative to the Russell 3000 Index included SunPower (Information Technology), Herc Holdings (Industrials), and Bristol-Myers Squibb (Healthcare). Shares of SunPower, a U.S.-based energy company focused on solar power, fell following the renewal of investment tax credits in late 2015, which elongated demand into future years. Herc Holdings is the newly formed parent company of Herc Rentals following a spinoff between Hertz’s car rental and equipment rental companies. During the time when the Fund held the stock in the period, the price of Hertz fell as the company released quarterly earnings which were below consensus expectations. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. OneMain Holdings (Financials) detracted from performance on an absolute basis over the period.

Samsung (Information Technology), NXP Semiconductors (Information Technology), and Ivanhoe Mines (Materials) contributed positively to returns relative to the Russell 3000 Index over the period. The share price of Samsung, a Korean-based manufacturer of consumer electronic products, rose over the period as it announced quarterly results that beat market expectations from strong mobile phone demand, though shares pulled back slightly in September due the recall of its Galaxy Note 7 phone. Shares of NXP Semiconductors, a Dutch semiconductor manufacturing company, rose on merger and acquisition (M&A) activity during the period. Most notably, in the third quarter of 2016, credible rumors that Qualcomm would bid for NXP were leaked and later confirmed. Ivanhoe Mines, a Canadian mineral exploration and development company, saw its stock price rise after announcing a copper discovery early in 2016 and receiving unsolicited interest in the company. Merck (Healthcare) and Facebook (Information Technology) were top contributors to absolute returns over the period.

During the period, the Fund used currency forwards to hedge currency risk. During the period, the use of currency forwards did not have a significant impact on performance.

What is the outlook?

We believe the outlook for the U.S. economy looks solid with a combination of stabilizing capital expenditures, an end to inventory destocking, and a still decent, albeit selective, consumer supporting that view. The growing importance of fiscal policies in the policy mix in many developed economies, including the U.S., lends weight to a solid outlook for growth. As of October 31, 2016, we viewed the U.S. Presidential election and Fed interest rate decisions as the key potentially transforming events of the fourth quarter. In addition, expectations of a December rate increase appear to be well entrenched as of the end of October. We believe understanding the sequence of policy options for each candidate will be integral to understanding the broader economic impact of the election. We believe December’s Italian constitutional reform referendum in Italy could also re-awaken European Union break up fears. Looking into 2017, we would see the shape of the new U.S. administration and the ability of China to extend its current economic cycle, together with political developments in Germany and France as key events to watch.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

At the end of the period, the Fund’s largest overweights were to the Information Technology, Financials, and Healthcare sectors, while the Fund’s largest underweights were to the Consumer Staples and Real Estate sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	6.0
Energy	4.6
Financials	16.7
Health Care	15.6
Industrials	10.7
Information Technology	24.3
Materials	4.5
Real Estate	1.4
Telecommunication Services	1.0
Utilities	2.2

Total	98.6%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	0.7
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Core Equity A1	1.21%	14.42%	6.99%
Core Equity A2	-4.35%	13.13%	6.39%
Core Equity B1	0.43%	13.54%	6.41%[3]
Core Equity B2	-4.50%	13.30%	6.41%[3]
Core Equity C1	0.47%	13.60%	6.21%
Core Equity C2	-0.51%	13.60%	6.21%
Core Equity I1	1.47%	14.52%	7.03%
Core Equity R3[1]	0.89%	14.16%	6.77%
Core Equity R4[1]	1.21%	14.52%	7.07%
Core Equity R5[1]	1.52%	14.86%	7.40%
Core Equity R6[1]	1.55%	14.89%	7.47%
Core Equity Y1	1.58%	14.90%	7.47%
S&P 500 Index	4.51%	13.57%	6.70%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.98%
Core Equity Class B	1.55%	2.13%
Core Equity Class C	1.55%	1.68%
Core Equity Class I	0.55%	0.61%
Core Equity Class R3	1.10%	1.29%
Core Equity Class R4	0.80%	0.93%
Core Equity Class R5	0.50%	0.59%
Core Equity Class R6	0.46%	0.52%
Core Equity Class Y	0.50%	0.52%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 1.21%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.51% for the same period. The Fund also underperformed the 2.79% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed)

delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat

7

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Eight out of eleven sectors in the S&P 500 Index rose during the period, with Utilities (+17%), Information Technology (+11%), and Telecommunication Services (+11%) performing the best. Real Estate1 (-7%) and Healthcare (-4%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weak security selection, primarily within the Consumer Staples, Information Technology, Healthcare, and Consumer Discretionary sectors. This was partially offset by positive stock selection within the Financials and Utilities sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to performance relative to the S&P 500 Index during the period, in part due to the Fund’s overweight to Consumer Staples and underweight to Real Estate. This was partially offset by the Fund’s underweight to Information Technology.

The top detractors from performance relative to the S&P 500 Index included Allergan (Healthcare), Bristol-Myers Squibb (Healthcare), and McKesson (Healthcare). Shares of Allergan, a global pharmaceutical company, declined during the period on news that the company’s highly publicized merger with Pfizer fell through following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of Bristol-Myers Squibb, a biopharmaceutical company, fell sharply after clinical trial results for Opdivo as monotherapy (the use of a single drug) for treatment of first-line lung cancer were disappointing. Shares of McKesson, a U.S.-based pharmaceutical distributor and health care informational technology company, dropped as a result of concerns that drug price pressure (generic and brand) is likely to remain an overhang on drug distributors this year.

The top contributors to performance relative to the S&P 500 Index were Airgas (Materials), NextEra Energy (Utilities), and Wells Fargo (Financials). Shares of Airgas, a U.S.-based distributor of industrial, medical, and specialty gases, moved higher on news that the company had agreed to merge into Air Liquide to create one of the world’s largest industrial gas companies. NextEra Energy, a U.S.-based electric power provider, agreed to buy Oncor Electric, a utility in Texas, in a deal valued at about $18.4 billion. Not owning Wells Fargo, a U.S.-based diversified bank, was beneficial to relative performance during the period as the company is in the midst of regulatory investigations into unethical retail bank activities that we believe may multiply in which case the company may absorb significant future penalties.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on solid footing with continued moderate economic growth. Gross Domestic Product growth is tracking a little better in the third quarter of 2016 and the momentum may continue into 2017, with participation from investment, consumption, and housing. We believe the U.S. housing market continues to look solid and employment trends remain steady. We think the Fed will do its best not to disrupt the housing market so a gradual pace of Fed tightening appears most likely. The U.S. labor pool is tightening, which eventually could lead to inflation if it accelerates and quickens the Fed’s pace; we have not seen this yet but it is something we are keeping our eye on.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to the Fund’s disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to outperform the S&P 500 Index.

At the end of the period, the Fund’s largest overweight positions relative to the S&P 500 Index were to Consumer Staples and Utilities sectors, while the Fund’s largest underweights were to Energy and Real Estate sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

8

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.1%
Consumer Staples	13.6
Energy	3.3
Financials	14.1
Health Care	13.4
Industrials	10.1
Information Technology	19.4
Materials	3.6
Utilities	5.0

Total	95.6%

Short-Term Investments	3.8
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Year
Dividend & Growth A1	4.12%	12.06%	6.42%
Dividend & Growth A2	-1.61%	10.80%	5.82%
Dividend & Growth B1	3.12%	11.03%	5.68%	[3]
Dividend & Growth B2	-1.57%	10.77%	5.68%	[3]
Dividend & Growth C1	3.31%	11.21%	5.63%
Dividend & Growth C2	2.37%	11.21%	5.63%
Dividend & Growth I1	4.31%	12.29%	6.71%
Dividend & Growth R3[1]	3.78%	11.71%	6.09%
Dividend & Growth R4[1]	4.10%	12.04%	6.44%
Dividend & Growth R5[1]	4.41%	12.38%	6.75%
Dividend & Growth R6[1]	4.48%	12.47%	6.85%
Dividend & Growth Y1	4.50%	12.49%	6.86%
S&P 500 Index	4.51%	13.57%	6.70%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.92%	1.97%
Dividend and Growth Class C	1.76%	1.76%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.70%	0.71%
Dividend and Growth Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 4.12%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.51% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 6.37% for the same period. The Fund underperformed the 5.42% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and

11

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the period.

Eight out of eleven sectors in the S&P 500 Index rose during the period, with Utilities (+17%), Information Technology (+11%), and Telecommunication Services (+11%) performing the best. Real Estate1 (-7%), Healthcare (-4%), and Consumer Discretionary (-2%) lagged on a relative basis during the period.

Stock selection within the Consumer Staples, Information Technology, and Financials sectors detracted from performance relative to the S&P 500 Index. This was partially offset by stronger selection within the Healthcare, Industrials, and Utilities sectors. Within sector allocation, a result of the bottom up stock selection process, an underweight to Information Technology and overweight to Healthcare detracted from relative performance. This was offset by an underweight to Consumer Discretionary and an overweight to Utilities, which contributed positively.

The Fund’s top detractors from performance relative to the S&P 500 Index included Wells Fargo (Financials), Bristol-Myers Squibb (Healthcare), and Facebook (Information Technology). Shares of

Wells Fargo, a U.S.-based financial services company, fell during the period, as investors became increasingly concerned that interest rates will not move higher quickly enough to support near-term profitability for the bank and following allegations that bank employees opened more than two million unauthorized accounts to hit sales targets. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell following the release of their Opdivo lung cancer drug trial results, which did not achieve the primary endpoint. Not owning benchmark constituent Facebook, a U.S.-based social networking service, detracted from benchmark-relative performance as the company’s shares outperformed following the release of stronger-than-expected earnings results supported by higher advertising revenue growth and better margins. Citigroup (Financials) was among the top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Gilead Sciences (Healthcare), NextEra Energy (Utilities), and Allergan (Healthcare). Not owning benchmark constituent Gilead, a U.S.-based biopharmaceutical company, contributed positively to benchmark-relative performance during the period, as uncertainty over pharmaceutical pricing regulation and lackluster earnings reports among biotech companies increased negative investor sentiment toward the biotechnology industry. Shares of NextEra Energy, a U.S.-based clean energy company, rose during the period on strong earnings that beat consensus expectations. Not owning benchmark constituent Allergan, a U.S.-based pharmaceutical company, also contributed positively to relative performance over the period, as shares declined on news that the company’s highly publicized merger with Pfizer fell through following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Top absolute performers during the period included Microsoft (Information Technology) and Chevron (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to rely on our process to seek to identify underappreciated companies with stable earnings that are trading at attractive valuations. We are now looking in other areas of the market for companies with solid cash flow, safe dividend yield, and reasonable valuations. Businesses, such as defense, that are seen as cyclical, but which have stable earnings, are currently attractively valued due to cyclical stocks being out of favor in our view. This example of our capital cycle framework illustrates how we aim to add value by investing in companies in industries that are underappreciated by the market.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

12

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

We are looking for opportunities to take advantage of ongoing volatility and expect the market may continue to be driven by macroeconomic drivers more than fundamentals for the near future as key questions about elections and monetary policy are resolved. In this volatile market context, we are focused on identifying company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process.

Our sector positioning results from our bottom up stock selection process did not change meaningfully during the period. Optically, the most significant shift was an increase in the Fund’s Financials overweight following the reclassification of Real Estate as a sector category separate from Financials. We maintained an underweight allocation to Real Estate, and this caused an increase in the Fund’s relative Financials exposure. The Fund’s positioning did not change dramatically in Financials sector though the new sector classification system would suggest it has. At the end of the period, the Fund remained most overweight banks and insurance where we see favorable valuations and businesses that are becoming efficient in a challenging revenue environment driven by low interest rates in our view. At the end of the period, we remained most underweight Information Technology and Consumer Discretionary based on where we are finding opportunities that fit our investment approach. We believe valuations appear stretched for many of the companies in these sectors, dividends tend to be below the market average, and we find other sectors tend to offer stronger and more stable earnings stories relative to expectations.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.8%
Consumer Staples	6.6
Energy	10.0
Financials	23.2
Health Care	14.6
Industrials	10.2
Information Technology	14.8
Materials	3.7
Real Estate	0.3
Telecommunication Services	2.1
Utilities	5.0

Total	97.3%

Short-Term Investments	2.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Equity Income A1	6.13%	12.31%	6.97%
Equity Income A2	0.30%	11.04%	6.36%
Equity Income B1	6.01%	11.90%	6.38%	[3]
Equity Income B2	1.20%	11.65%	6.38%	[3]
Equity Income C1	5.45%	11.50%	6.19%
Equity Income C2	4.49%	11.50%	6.19%
Equity Income I1	6.45%	12.61%	7.26%
Equity Income R3[1]	5.77%	11.94%	6.63%
Equity Income R4[1]	6.14%	12.27%	6.95%
Equity Income R5[1]	6.42%	12.62%	7.28%
Equity Income R6[1]	6.57%	12.73%	7.40%
Equity Income Y1	6.57%	12.73%	7.40%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Equity Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.69%	0.69%
Equity Income Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 6.13% before sales charge for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 6.37% for the same period. The Fund outperformed the 5.42% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal

15

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

During the period nine out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with Utilities (+18%), Information Technology (+15%), and Materials (+15%) performing the best. Real Estate1 (-7%) and Consumer Discretionary (-3%) lagged the Russell 1000 Value Index during the period.

Overall, underperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Healthcare and Information Technology sectors. This more than offset stronger stock selection within Energy and Consumer Discretionary. Sector allocation, a result of the Fund’s bottom-up stock selection process, contributed positively during the period primarily due to an overweight to Utilities and an underweight to Real Estate. This was partially offset by an underweight to Materials, which detracted from performance.

Top detractors from performance relative to the Russell 1000 Value Index during the period included Marathon Oil (Energy), Novartis (Healthcare), and Bristol-Myers Squibb (Healthcare). Shares of Marathon Oil, a U.S.-based energy company, fell as the company reported a net loss due to weakness in energy markets in late 2015. The Fund exited the position in early 2016. Novartis is a Switzerland-based pharmaceutical company. During the period, the shares of the company fell as it reported quarterly results below consensus expectations due to disappointing performance in eye care and generic pharmaceuticals. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. We continued to hold the position based on what we consider to be a favorable view on the long-term potential of immuno-oncology and the company’s strong positon in the space. A top detractor from absolute performance was Wells Fargo (Financials).

Top contributors to returns relative to the Russell 1000 Value Index included Microsoft (Information Technology), Allergan (Healthcare), and Marsh & McLennan (Financials). The stock price of Microsoft, a U.S.-based technology company that develops and licenses a range of services, software and devices, rose over the period as the company posted better than expected second quarter earnings results, driven by increased recurring revenue from Azure and Office 365, strong sales of Surface tablets, and cost reduction measures. We believe Microsoft is a high quality business with growth opportunities within the cloud computing business, has a skilled management team, and strong capital returns. The shares of Allergan, an Ireland-headquartered pharmaceutical company, fell over the period as recent changes to tax inversion rules by the U.S. Treasury Department caused Pfizer to walk away from a proposed merger. Not owning the stock was additive. Shares of Marsh & McLennan, a U.S.-based company of various specialty consultants, rose over the period on the back of consecutive positive quarterly earnings results and better than expected revenue growth. Top absolute contributors for the period included Johnson & Johnson (Healthcare) and Chevron (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The U.S. economy remains in a period of slow, but steady growth. New home sales and mortgage applications continue to grow year-over-year, suggesting continued strength in the housing market. Labor market conditions remain solid and inventory destocking, which has impacted economic growth in the last year, appears to be coming to an end. Consumer spending is slowing modestly, but consumer confidence remains high, in our view.

We continue to seek balance in the portfolio to allow for upside potential while avoiding excess exposure to a specific economic scenario. With uncertainties around the U.S. election, the timing and actions of global monetary authorities, and commodities pricing, we believe the best course of action is to be disciplined in our investment process and continue to look for opportunities in high quality companies with good yields trading at discounted valuations.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

16

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

We believe the portfolio is well positioned, and we are optimistic on fundamentals as we look forward to the end of 2016 and into the next year.

At the end of the period, the Fund’s largest overweights were to the Industrials, Information Technology, and Healthcare sectors, while the Fund’s largest underweights were to the Real Estate and Consumer Discretionary sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.0%
Consumer Staples	8.7
Energy	13.2
Financials	23.6
Health Care	12.4
Industrials	12.3
Information Technology	11.6
Materials	2.1
Telecommunication Services	3.0
Utilities	7.1

Total	98.0%

Short-Term Investments	1.9
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Growth Opportunities A1	1.04%	14.81%	8.03%
Growth Opportunities A2	-4.52%	13.52%	7.42%
Growth Opportunities B1	0.09%	13.85%	7.37%	[3]
Growth Opportunities B2	-4.33%	13.61%	7.37%	[3]
Growth Opportunities C1	0.28%	13.98%	7.27%
Growth Opportunities C2	-0.61%	13.98%	7.27%
Growth Opportunities I1	1.25%	15.08%	8.36%
Growth Opportunities R3[1]	0.71%	14.47%	7.76%
Growth Opportunities R4[1]	1.02%	14.82%	8.10%
Growth Opportunities R5[1]	1.30%	15.15%	8.41%
Growth Opportunities R6[1]	1.40%	15.26%	8.51%
Growth Opportunities Y1	1.40%	15.27%	8.52%
Russell 3000 Growth Index	2.08%	13.47%	8.11%
Russell 1000 Growth Index	2.28%	13.65%	8.22%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Growth Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.12%	1.12%
Growth Opportunities Class B	2.03%	2.04%
Growth Opportunities Class C	1.86%	1.86%
Growth Opportunities Class I	0.89%	0.89%
Growth Opportunities Class R3	1.45%	1.45%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.84%	0.84%
Growth Opportunities Class R6	0.82%	0.82%
Growth Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 1.04%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 2.08% and 2.28%, respectively, for the same period. The Fund outperformed the -0.83% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the

U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal

19

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Seven of the eleven sectors in the Russell 3000 Growth Index rose during the period. The Utilities (+16%), Telecommunication Services (+11%), and Information Technology (+9%) sectors posted the strongest gains during the period, while Energy (-12%), Healthcare (-9%), and Real Estate1 (-6%) fell the most.

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period, due to an overweight to Healthcare and underweights to Telecommunication Services and Consumer Staples. This was only partially offset by the positive impact of an overweight to Energy and Information Technology. Security selection modestly contributed positively to benchmark-relative performance during the period, with strong selection in Consumer Discretionary, Energy, and Industrials, which was partially offset by weaker selection within Financials, Healthcare, and Consumer Staples.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included McKesson (Healthcare), Microsoft (Information Technology), and Tableau Software (Information Technology). Shares of McKesson, a U.S.-based pharmaceutical and medical supply company, declined during the period as concerns about pharmaceutical pricing remained prominent. The stock price of Microsoft, a U.S.-based technology company that develops and licenses a range of services, software and devices, rose over the period as the company posted better than expected second quarter earnings results, driven by increased recurring revenue from Azure and Office 365, strong sales of Surface tablets, and cost reduction measures. Not owning this benchmark constituent detracted from performance relative to the Russell 3000 Growth Index. Shares of Tableau Software, an analytics and data visualization software company, suffered due to competition concerns, after the company reported slower-than-expected customer growth and disappointing operating margins. Apple (Information Technology) was a top absolute detractor during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Netflix (Consumer Discretionary), Amazon (Consumer Discretionary), and Tencent Holdings (Information Technology). The stock price of Netflix, a U.S.-based entertainment company, rose during the period after it reported earnings and subscriber growth that exceeded market expectations. Shares of Amazon, a U.S.-based electronic commerce and cloud computing company, rose during the period, as the company continued to expand its categories and grow its Prime program membership base. Shares of Tencent Holdings, a China-based internet media company, rose after posting strong profits from its music streaming services. Facebook (Information Technology) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe rising protectionism, record debt levels and a continuing economic malaise in wealthy countries may continue to strain global growth, and will likely support increased market volatility in the short to medium term. Additionally, we expect investors to remain focused on the Fed and when the next rate increase will occur along with the uncertainty surrounding the U.S. presidential election. While we do not see a major catalyst on the horizon to boost U.S. economic growth, the prior constraints to growth are dissipating, and we continue to seek to identify companies that fit the Fund’s investment criteria by employing our bottom-up investment process. In the third quarter of 2016, we initiated three new positions in the Energy sector, where we have a differentiated view of companies’ earnings potential. We are seeing improvement in oil prices relative to the first half of 2016.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

20

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

At the end of the period, the Fund’s largest sector overweights relative to the Russell 3000 Growth Index were to Information Technology, Energy, and Healthcare, while the Fund’s largest underweights were to Consumer Staples, Consumer Discretionary, and Materials.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.6%
Consumer Staples	3.4
Energy	5.8
Financials	3.3
Health Care	18.5
Industrials	9.6
Information Technology	37.0
Materials	1.2
Real Estate	2.9

Total	98.3%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.0
Other Assets & Liabilities	1.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

21

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Healthcare A1	-8.11%	17.77%	9.67%
Healthcare A2	-13.16%	16.45%	9.05%
Healthcare B1	-8.94%	16.77%	8.96%	[3]
Healthcare B2	-12.87%	16.55%	8.96%	[3]
Healthcare C1	-8.78%	16.94%	8.88%
Healthcare C2	-9.56%	16.94%	8.88%
Healthcare I1	-7.86%	18.14%	10.01%
Healthcare R3[1]	-8.38%	17.46%	9.38%
Healthcare R4[1]	-8.09%	17.83%	9.75%
Healthcare R5[1]	-7.82%	18.17%	10.07%
Healthcare Y1	-7.72%	18.28%	10.16%
S&P Composite 1500 Health Care Index	-3.50%	17.31%	9.75%
S&P 500 Index	4.51%	13.57%	6.70%
Spliced Index	-5.53%	17.28%	10.03%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Effective May 2, 2016, the S&P North American Health Care Sector Index was discontinued

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index was a modified capitalization-weighted index based on United States headquartered health care companies.

Spliced Index is calculated by Hartford Funds Management Company, LLC (HFMC) and returns from April 1, 2016 to October 31, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

The Hartford Healthcare Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.29%	1.29%
Healthcare Class B	2.16%	2.16%
Healthcare Class C	2.03%	2.03%
Healthcare Class I	1.02%	1.02%
Healthcare Class R3	1.62%	1.62%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.02%	1.02%
Healthcare Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned -8.11%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, Spliced Index*, which returned -5.53% for the same period. The Fund also underperformed the S&P 500 Index, which returned 4.51% for the same period. The Fund outperformed the -10.64% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care equities (-3.6%) underperformed both the broader U.S. equity market (+4.5%) and the global equity market (+2.6%) during the period, as measured by the S&P 500 Health care, S&P 500, and the MSCI World Indices, respectively. The sector has been volatile over the past twelve months as more headlines around drug pricing were prominent.

Within the Fund’s benchmark, four of the five sub-sectors posted negative absolute returns during the period. Small-cap (-39%), mid-cap (-38%), and large-cap (-10%) biopharma, as well as healthcare

* Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns represent the S&P North American Health Care Sector Index from October 31, 2015 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to October 31, 2016.

23

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

services (-5%) declined during the period, while medical technology (+12%) posted gains.

Sector allocation was the primary detractor from performance relative to the S&P Composite 1500 Health Care Index during the period, while security selection contributed positively to relative returns. An overweight allocation to mid-cap and small-cap biopharma names detracted most from relative performance during the period, and was only partially offset by the positive impact of an underweight to large-cap biopharma and overweights to medical technology and health care services. Security selection was strongest in mid-cap and small-cap biopharma names during the period, while selection in large-cap biopharma and medical technology detracted from performance.

Johnson & Johnson (biopharma), Merck (biopharma), and Allergan PLC (biopharma) were the top detractors from benchmark-relative performance over the period. A significant underweight to Johnson & Johnson, a U.S. based medical device and pharmaceutical manufacturer, detracted from benchmark-relative returns during the period as the stock held up well given the defensive nature of its broadly diversified business. A significant underweight to Merck, a U.S.-based pharmaceutical company, detracted from relative results as the stock has performed well following Bristol-Myers Squibb’s poor trial results for Opdivo in first-line treatment for lung cancer. Given the strength in the stock we decided to eliminate the position during the period. Allergan, a global pharmaceutical company, saw its stock price fall as the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws in April. Regeneron (biopharma) was a top absolute detractor over the period.

TESARO (biopharma), Gilead Sciences (biopharma), and Valeant Pharmaceuticals (biopharma) contributed positively to benchmark-relative results. The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Gilead Sciences, a research-based biopharmaceutical company, was a top relative contributor as it was eliminated from the portfolio in early February and has been weak for most of the year. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings and financial forecasts and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively to benchmark-relative performance over the period. UnitedHealth Group and Medtronic were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Over the long term, conditions such as innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care are expected to continue to drive growth of the sector. We believe that we are well-equipped with an investment team of health care experts that can aptly navigate trends within the sector and that we are favorably-positioned to capitalize on that growth. We expect more volatility as we get closer to the November U.S. Presidential election, which has been a large source of uncertainty in the sector in 2016.

Despite the recent period of market turmoil, we continue to believe in our long-term strategy of seeking to identify innovative companies delivering meaningful value to the healthcare system. In the biopharmaceutical area, the portfolio currently tilts toward more mature companies with growing revenues, ample cash, and exciting pipelines. Nevertheless, small, nimble, innovative companies will likely always garner some degree of our interest. In the Healthcare services sector, we continue to seek companies that we believe will benefit from and/or facilitate the transition to a fee-for-value-based health care system from the historic fee-for-service-based system.

We remain optimistic about the Healthcare sector. Biomedical innovation appears to be as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

24

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.2%
Consumer Staples	0.4
Health Care	97.9
Information Technology	0.4

Total	98.9%

Short-Term Investments	2.0
Other Assets & Liabilities	(0.9)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

25

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
MidCap A1	-0.79%	13.37%	8.00%
MidCap A2	-6.24%	12.09%	7.39%
MidCap B1	-1.66%	12.37%	7.30%	[3]
MidCap B2	-6.08%	12.12%	7.30%	[3]
MidCap C1	-1.50%	12.55%	7.25%
MidCap C2	-2.39%	12.55%	7.25%
MidCap I1	-0.57%	13.64%	8.23%
MidCap R3[1]	-1.07%	13.03%	7.91%
MidCap R4[1]	-0.76%	13.38%	8.16%
MidCap R5[1]	-0.47%	13.72%	8.40%
MidCap R6[1]	-0.36%	13.85%	8.49%
MidCap Y1	-0.36%	13.84%	8.48%
S&P MidCap 400 Index	6.26%	12.92%	8.38%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford MidCap Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.14%	1.14%
MidCap Class B	2.03%	2.03%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	0.87%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.77%	0.77%
MidCap Class Y	0.76%	0.76%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned -0.79%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 6.26% for the same period. The Fund underperformed the -0.60% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter 2016, despite the unexpected approval of the United Kingdom’s (U.K.) exit from the European Union (E.U.) (Brexit) , which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November 2015, that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March 2016 statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

27

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Index respectively, outperformed small-cap equities, as measured by the Russell 2000 Index.

Within the S&P MidCap 400 Index, seven of the eleven sectors posted positive returns during the period. The Utilities (+21%), Materials (+19%), and Financials1 (+10%) sectors performed best while Energy (-18%) and Telecommunication Services (-8%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Healthcare, Industrials, and Consumer Discretionary sectors, but was partially offset by positive stock selection in Energy and Consumer Staples. Sector allocation, a result of the Fund’s bottom up stock selection process, also detracted from returns during the period due primarily to an overweight to Energy and an underweight to the Materials and Utilities sectors. The Fund’s underweight to Real Estate and overweight to Industrials contributed positively relative to the S&P MidCap 400 Index.

Top absolute and relative detractors from performance included Advance Auto Parts (Consumer Discretionary), Robert Half International (Industrials), and Alkermes (Healthcare). Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed after the company reported second quarter 2016 results below expectations, driven in part by ongoing disruption related to its Carquest acquisition. Shares of Robert Half International, a global staffing provider, declined during the period due to a slowdown in secular growth in the markets it serves. Shares of Alkermes, a U.S.-based biopharmaceutical company, underperformed after it announced discouraging results from one of its trials early in the year, which focused on creating slow-release drugs to treat various forms of mental illness.

Top contributors to performance relative to the S&P MidCap 400 Index included HollyFrontier (Energy), FEI Company (Information Technology), and Equifax (Industrials). Shares of HollyFrontier, a U.S.-based independent petroleum refining company, underperformed as their refining operations are concentrated in the mid-continent region and can be expected to bear the brunt of falling U.S. production- including declining spreads. Not holding this benchmark constituent contributed positively to performance relative to the S&P MidCap 400 Index. Shares of FEI Company, a U.S.-based company that designs, manufactures, and supports microscope technology, rose during the period after they agreed to be acquired by Thermo Fisher Scientific. Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Top absolute contributors for the period included Waste Connections (Industrials) and UGI Corp (Utilities).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period, the Fund was most overweight the Industrials, Healthcare, Energy, and Information Technology sectors, and underweight Real Estate, Materials, Consumer Staples, and Utilities sectors relative to the S&P MidCap 400 Index. The Hartford MidCap Fund is not positioned for any particular election result or geopolitical event. While we do not see a major catalyst on the horizon to boost U.S. economic growth, the prior impediments to growth, particularly from the significant slowdown in energy, appear to be dissipating. We continue to believe this diversified portfolio of quality, blue-chip, and market-leading mid-cap companies is well positioned to outperform over the long run.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

28

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.4%
Consumer Staples	0.7
Energy	8.2
Financials	15.8
Health Care	12.7
Industrials	23.4
Information Technology	22.7
Materials	3.4
Utilities	2.5

Total	99.8%

Short-Term Investments	0.4
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

29

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
MidCap Value A1	0.18%	12.30%	6.36%
MidCap Value A2	-5.33%	11.04%	5.76%
MidCap Value B1	-0.57%	11.40%	5.74%	[3]
MidCap Value B2	-5.11%	11.14%	5.74%	[3]
MidCap Value C1	-0.42%	11.53%	5.59%
MidCap Value C2	-1.33%	11.53%	5.59%
MidCap Value I1	0.48%	12.69%	6.60%
MidCap Value R3[1]	-0.07%	12.04%	6.36%
MidCap Value R4[1]	0.30%	12.39%	6.58%
MidCap Value R5[1]	0.54%	12.71%	6.78%
MidCap Value Y1	0.63%	12.83%	6.84%
Russell 2500 Value Index	7.78%	12.61%	6.11%
Russell MidCap Value Index	7.84%	14.07%	7.19%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

30

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.25%	1.25%
MidCap Value Class B	2.09%	2.28%
MidCap Value Class C	1.97%	1.97%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.52%	1.52%
MidCap Value Class R4	1.21%	1.21%
MidCap Value Class R5	0.92%	0.92%
MidCap Value Class Y	0.81%	0.81%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 0.18% for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 7.78% and 7.84%, respectively, for the same period. The Fund also underperformed the 3.14% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter 2016, despite the unexpected approval of the United Kingdom’s (U.K.) exit from the European Union (E.U.) referendum (Brexit) result, which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November 2015 that finished relatively flat but data releases continued to paint a promising picture for the U.S.

economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March 2016 statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and

31

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. Presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Index respectively, outperformed small-cap equities, as measured by the Russell 2000 Index.

Six of the eleven sectors in the Russell 2500 Value Index gained during the period, with Materials (+21%), Utilities (+19%), and Consumer Staples (+14%) performing the best, while Energy (-12%), Real Estate1 (-7%), and Telecommunication Services (-6%) lagged during the period.

The Fund’s underperformance relative to the Russell 2500 Value Index over the twelve-month period was driven primarily by weaker security selection within Consumer Discretionary, Materials, and Information Technology, which was partially offset by stronger stock selection within Energy and Utilities. Sector allocation, a result of the stock selection process, also detracted from returns relative to the Russell 2500 Value Index, in part due to an underweight to the Utilities sector and an overweight to Consumer Discretionary. Overweights to the Materials and Information Technology sectors contributed positively to benchmark-relative performance during the period.

Top detractors from returns relative to the Russell 2500 Value Index included Performance Sports Group (Consumer Discretionary), Norwegian Cruise Lines (Consumer Discretionary), and Global Brands Group (Consumer Discretionary). Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as PSG announced a significant sales and earnings miss in their Easton baseball equipment business. Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to first quarter 2016 earnings below market expectations citing recent terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. Shares of Global Brands Group, a Hong Kong-based company that designs and markets fashion apparel, fell during the period. While the decline is not attributable to anything specific to the company’s operations, the biggest obstacle is a lack of investor attention due to its Hong Kong listing. Cobalt International (Energy) was a top absolute detractor during the period.

Top contributors to returns relative to the Russell 2500 Value Index included Ono Pharmaceutical (Healthcare), Equity Lifestyle (Real

Estate), and Ingredion (Consumer Staples). Ono Pharmaceutical, a Japan-based pharmaceutical company, raised its operating forecast during the period, citing strong sales of its blockbuster cancer treatment drug, Opdivo. Equity Lifestyle, a U.S.-based owner and operator of manufactured home communities announced several quarters of stronger-than-expected net operating income led by net occupancy gains. Shares of U.S.-based global producer of corn-derived ingredients, Ingredion, rose after its purchase of Penford, a producer of potato starch, which was fully incorporated into Ingredion’s North American operations during the period creating operational cost-synergies. The company also benefited from secular drivers such as the growth in health and wellness trends and increased women in the workforce in developing countries, which bolstered demand for both healthy snacks and convenience foods. Diamondback Energy (Energy) and UGI Corporation (Utilities) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking forward, we continue to expect the subdued global growth environment to continue. In the U.S., the composite Purchasing Managers’ Index, an indicator of the economic health of the manufacturing sector, has recently lifted, inventories have been pared over the past five quarters, housing remains healthy, and employment continues to grow. On the other hand, election and policy uncertainty weigh on business investment, sluggish productivity and tepid revenue growth have pressured corporate profits, and we expect another 0.25% Fed rate increase in December 2016. At the end of the period, the Fund’s largest overweight allocations relative to the Russell 2500 Value Index were in Information Technology, Materials, and Consumer Discretionary, while the Fund’s largest underweights were in the Real Estate and Financials sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

32

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.5%
Consumer Staples	2.5
Energy	7.7
Financials	19.4
Health Care	3.4
Industrials	14.5
Information Technology	14.4
Materials	9.2
Real Estate	8.9
Telecommunication Services	0.8
Utilities	5.7

Total	98.0%

Short-Term Investments	2.0
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

33

Hartford Small Cap Core Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Cap Core A1	-0.22%	9.76%	5.56%
Small Cap Core A2	-5.71%	8.52%	4.97%
Small Cap Core B1	-0.93%	8.94%	5.03%	[3]
Small Cap Core B2	-5.57%	8.66%	5.03%	[3]
Small Cap Core C1	-0.94%	8.93%	4.81%
Small Cap Core C2	-1.87%	8.93%	4.81%
Small Cap Core I1	0.05%	9.95%	5.65%
Small Cap Core R3[1]	-0.43%	9.55%	5.66%
Small Cap Core R4[1]	-0.09%	9.87%	5.83%
Small Cap Core R5[1]	0.16%	10.19%	5.98%
Small Cap Core Y1	0.31%	10.24%	6.00%
Russell 2000 Index	4.11%	11.51%	5.96%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and NASDAQ.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/ reimbursements, please see the prospectus.

34

Hartford Small Cap Core Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.38%	1.48%
Small Cap Core Class B	2.13%	2.36%
Small Cap Core Class C	2.13%	2.22%
Small Cap Core Class I	1.13%	1.20%
Small Cap Core Class R3	1.58%	1.78%
Small Cap Core Class R4	1.28%	1.45%
Small Cap Core Class R5	0.98%	1.14%
Small Cap Core Class Y	0.93%	1.04%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned -0.22%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 4.11% for the same period. The Fund underperformed the 3.03% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The

Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A

35

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Seven of the eleven sectors in the Russell 2000 Index rose during the period, with Materials (+18%), Utilities (+18%), and Information Technology (+11%) performing the best. Energy (-15%), Real Estate1 (-7%), and Healthcare (-7%) lagged on a relative basis during the period.

Security selection detracted from performance relative to the Russell 2000 Index during the period, due to weaker stock selection in Healthcare, Energy, and Information Technology, which was partially offset by stronger stock selection in the Consumer Discretionary and Utilities sectors. From a sector allocation perspective, underweight allocations to Utilities detracted most from benchmark-relative performance. This was only partially offset by an underweight to Consumer Discretionary and overweight to Materials.

The largest detractors from performance relative to the Russell 2000 Index over the period were First NBC Bank (Financials), Myriad Genetics (Healthcare), and CVR Energy (Energy). Shares of First NBC Bank, a U.S.-based bank holding company, declined over the period as a number of firms announced investigations on behalf of investors concerning the company and its officers’ possible violation of securities laws. In addition, in March the company announced that it would need to delay the filing of its Form 10-K due to internal accounting errors, further weighing on the stock price. Shares of Myriad Genetics, a U.S.-based molecular diagnostic company, fell over the period after a study came out showing that Myriad’s companion diagnostic test is not necessary prior to treating patients with a drug developed by pharmaceutical company TESARO where it was previously thought every patient needed to be tested. Shares of CVR Energy, a U.S.-based diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, fell during the period on fears that distribution payments from the company’s partnerships would be lower in the coming quarters. We exited our position as the stock selection model no longer favored the stock. FleetMatics Group (Information Technology) and Imperva (Information Technology) detracted from absolute returns over the period.

The largest contributors to performance relative to the Russell 2000 Index during the period were Wix.com (Information Technology),

Quad/Graphics (Industrials), and Ubiquiti Networks (Information Technology). Shares of Wix.com, an Israel-based web development platform, rose during the period as it continued to report strong revenue growth. Shares of Quad/Graphics, a U.S.-based marketing and print services company, rebounded from a rough 2015 by cutting internal costs and diversifying its revenue and adapting to changing market conditions. Shares of Ubiquiti Networks, a U.S.-based manufacturer of wireless data communication products, rose during the period in part due to announcing a new retail partnership with Amazon for some of its products. We initiated our position as the stock selection model favored the stock based on its valuation, quality and momentum. Select Income (Real Estate) and Joy Global (Industrials) contributed positively to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on the Fund’s long-term time horizon, we continue to find what we consider to be opportunities created by the trading and pricing inefficiencies frequently found among small-cap equities. As a result of individual stock decisions, the Fund ended the period most overweight the Materials, Industrials, and Information Technology sectors, and most underweight the Utilities, Financials, and Healthcare sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

36

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	3.3
Energy	3.2
Financials	17.4
Health Care	12.7
Industrials	15.5
Information Technology	18.5
Materials	6.1
Real Estate	8.0
Telecommunication Services	0.7
Utilities	1.6

Total	99.4%

Short-Term Investments	0.6
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

37

The Hartford Small Cap Growth Fund inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Cap Growth A1	0.02%	11.79%	6.92%
Small Cap Growth A2	-5.48%	10.53%	6.32%
Small Cap Growth B1	-0.84%	10.91%	6.33%	[3]
Small Cap Growth B2	-5.29%	10.64%	6.33%	[3]
Small Cap Growth C1	-0.65%	11.01%	6.12%
Small Cap Growth C2	-1.54%	11.01%	6.12%
Small Cap Growth I1	0.28%	12.13%	7.17%
Small Cap Growth R3[1]	-0.24%	11.53%	6.65%
Small Cap Growth R4[1]	0.09%	11.88%	6.95%
Small Cap Growth R5[1]	0.40%	12.22%	7.26%
Small Cap Growth R6[1]	0.46%	12.30%	7.34%
Small Cap Growth Y1	0.50%	12.32%	7.35%
Russell 2000 Growth Index	-0.49%	11.34%	6.92%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective November 13, 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

38

The Hartford Small Cap Growth Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.22%	1.22%
Small Cap Growth Class B	2.04%	2.21%
Small Cap Growth Class C	1.92%	1.92%
Small Cap Growth Class I	0.93%	0.93%
Small Cap Growth Class R3	1.49%	1.49%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.88%	0.88%
Small Cap Growth Class Y	0.78%	0.78%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 0.02%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -0.49%. For the same period, the Fund outperformed the average return of the Lipper Small-Cap Growth Funds peer group -0.07%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

39

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid-cap (+6%) and large-cap (+5%) equities, as measured by the S&P MidCap 400 and S&P 500 Indices, respectively, outperformed small-cap equities (+4%), as measured by the Russell 2000 Index. Small cap growth (0%) equities underperformed small cap value (+9%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+9%), Materials (+8%), and Telecommunication Services (+6%) sectors increased the most while Energy (-10%), Healthcare (-8%), and Real Estate1 (-6%) lagged the broader index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Selection was strongest within Healthcare, Financials, Consumer Discretionary, and Industrials, but was slightly offset by weaker selection in Materials, Information Technology, and Consumer Staples. Sector allocation, driven by the Fund’s bottom-up stock selection, modestly contributed to relative returns during the period. Underweights to the Consumer Discretionary and Healthcare sectors contributed positively to benchmark-relative performance during the period. An underweight to Information Technology detracted from benchmark-relative results.

The top performance contributors relative to the Russell 2000 Growth Index were TESARO Inc (Healthcare), Five9 (Information Technology), and Burlington Stores (Consumer Discretionary). The stock price of TESARO, a U.S-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Shares of Five9, a provider of cloud software for contract centers, surged after the company reported better-than-expected second quarter earnings, driven by another quarter of strong enterprise bookings. Burlington Stores struggled late last year as many investors thought the company would be overly exposed to warm winter weather; however, the company was able to dispel those fears after reporting strong fourth quarter earnings. We believe that there is still a lot of share left to be taken from department stores by off-price retailers and Burlington is well positioned to benefit.

The top relative detractors relative to the Russell 2000 Growth Index included Natural Grocers (Consumer Staples), G-III Apparel (Consumer Discretionary), and Portola Pharmaceuticals (Healthcare). Shares of Natural Grocers, a specialty retailer of natural and organic groceries and dietary supplements, underperformed after management reduced same store sales guidance for the second quarter due to cannibalization and the negative impact from oil-related areas. The share price of G-III Apparel, a manufacturer and marketer of a broad range of men’s and women’s apparel to department and specialty stores, went down on capital allocations that were questioned by the market. We believe they made an overpriced offer for Donna Karen (a division of LVMH); therefore, we trimmed our position but did not eliminate it because we think the stock could have some upside in the near term due to lapping of the disastrous winter from last year and improving fundamentals overall. Portola Pharmaceuticals, a biopharmaceutical company, suffered after the company announced disappointing data for the Phase 3 study of its anti-coagulant, Betrixaban. However we continue to hold the stock as we still see value in its drug portfolio, including its antidote for factor Xa inhibitors, Andexanet. Another top absolute detractor for the period was Novavax (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on solid footing with continued moderate economic growth. Gross domestic product growth is tracking a little better in the third quarter and the momentum may continue into 2017, with participation from investment, consumption, and housing. Given that the U.S. expansion is the most mature globally, we believe that it is likely that the U.S. dollar will resume its upward trend, which in turn implies that the Fed can be measured in its tightening cycle. The U.S. housing market continues to look solid and employment trends remain steady. We think the Fed will do its best not to disrupt the housing market so a gradual pace of Fed tightening appears most likely. The U.S. labor pool is tightening, which eventually could lead to inflation if it accelerates and quicken the Fed’s pace; we have not seen this yet but it is something we are monitoring.

At the end of the period, the Fund’s largest overweights were to the Financials, Energy, and Consumer Discretionary, while the Fund’s

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

40

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

largest underweights were to the Real Estate and Healthcare sectors, relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	3.6
Energy	1.7
Financials	8.6
Health Care	20.4
Industrials	15.9
Information Technology	25.7
Materials	4.4
Real Estate	2.7
Telecommunication Services	0.8
Utilities	0.1

Total	99.3%

Short-Term Investments	0.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

41

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Company A1	-5.73%	7.86%	4.85%
Small Company A2	-10.91%	6.65%	4.26%
Small Company B1	-6.40%	7.03%	4.26%	[3]
Small Company B2	-10.25%	6.82%	4.26%	[3]
Small Company C1	-6.41%	7.10%	4.09%
Small Company C2	-7.18%	7.10%	4.09%
Small Company I1	-5.45%	8.13%	5.12%
Small Company R3[1]	-5.83%	7.67%	4.64%
Small Company R4[1]	-5.58%	8.00%	4.97%
Small Company R5[1]	-5.27%	8.32%	5.27%
Small Company R6[1]	-5.18%	8.42%	5.38%
Small Company Y1	-5.18%	8.42%	5.38%
Russell 2000 Growth Index	-0.49%	11.34%	6.92%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

42

The Hartford Small Company Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.35%	1.35%
Small Company Class B	2.14%	2.31%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.12%	1.12%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.96%	0.98%
Small Company Class R6	0.91%	0.92%
Small Company Class Y	0.86%	0.86%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned -5.73% before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned -0.49% for the same period. The Fund also underperformed the -0.07% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

43

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid-cap (+6%) and large-cap (+5%) equities, as measured by the S&P MidCap 400 and S&P 500 Indices, respectively, outperformed small-cap equities (+4%), as measured by the Russell 2000 Index. Small cap growth (0%) equities underperformed small cap value (+9%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+9%), Materials (+8%), and Telecommunication Services (+6%) sectors performed the best while Energy (-10%), Healthcare (-8%), and Real Estate1 (-6%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection was weakest in the Information Technology, Materials, and Consumer Staples sectors, which more than offset stronger selection in the Healthcare and Energy sectors. Sector allocation, which is the result of bottom-up stock selection, contributed positively to benchmark-relative returns during the period; an overweight to Information Technology and an underweight to Healthcare contributed positively to relative results. Underweights to the Consumer Staples and Materials sectors detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Acadia Healthcare (Healthcare), SunPower (Information Technology), and Advanced Drainage Systems (Industrials). Acadia Healthcare, an operator of U.S. inpatient behavioral and Healthcare services, saw its stock price decline after its acquisition of assets in the U.K. were negatively impacted by the Brexit vote. Shares of SunPower, a U.S.-based solar energy company, fell as Chinese competition eager to sell excess inventory drove down pricing. The share price of Advanced Drainage Systems, a leading U.S.-based manufacturer of water management products and solutions for non-residential, residential, infrastructure and agricultural applications, declined as it failed to file its amended Fiscal 2015 10-K on time in early 2016, raising further concerns about accounting errors that its management identified with respect to the company’s Mexico joint venture affiliate. Top absolute detractors also included KapStone Paper (Materials) and Tableau Software (Information Technology).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included TESARO (Healthcare), Veeva Systems (Healthcare), and Five Prime Therapeutics (Healthcare). The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Veeva Systems, a U.S.-based provider of customer relationship management software for the pharmaceutical and life sciences industries, saw its share price increase during the period after announcing strong quarterly results and a further expansion of its technology platform into some non-life science verticals. Shares of Five Prime Therapeutics, a clinical-stage biotechnology company specializing in the development of novel protein therapeutics, rose during this period following an announcement that it would enter into a partnership with Bristol-Myers Squibb to develop and commercialize immunoncology products. Under the terms of the agreement, Bristol-Myers Squibb will make an upfront payment of $350 million to Five Prime Therapeutics followed by significant additional contingent payments. Top absolute contributors also included MarketAxxess Holdings (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to construct the Fund on a bottom-up basis drawing on deep fundamental research. Using this process, we identified what we feel are a number of promising new opportunities during the period, particularly within the software space. We initiated positions in several equities including BroadSoft, a cloud-based, unified communication platform, Just Eat, the leading food ordering platform in many countries globally, and Stamps.com, an online postage service. We also sold several names out of the Fund, including Landstar System, a logistics provider which had reached our target price. As we approach the end of a challenging year, the team continues to focus on effectively executing our bottom-up process. We remain confident in our investment process, and specifically our focus on emerging and re-emerging growth businesses, with sustainable growth, superior management, and positive operating momentum, will be successful in generating excess returns over the longer-term.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight to the Information

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

44

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Technology and Energy sectors, relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Real Estate.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	1.2
Energy	2.6
Financials	5.2
Health Care	18.5
Industrials	14.0
Information Technology	34.2
Materials	3.3
Real Estate	3.1
Telecommunication Services	0.8
Utilities	0.5

Total	97.5%

Short-Term Investments	2.3
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

45

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Value Opportunities A1	4.71%	11.41%	4.72%
Value Opportunities A2	-1.05%	10.16%	4.13%
Value Opportunities B1	3.75%	10.56%	4.16%	[3]
Value Opportunities B2	-1.03%	10.29%	4.16%	[3]
Value Opportunities C1	3.93%	10.59%	3.94%
Value Opportunities C2	2.98%	10.59%	3.94%
Value Opportunities I1	5.03%	11.77%	5.02%
Value Opportunities R3[1]	4.39%	11.14%	4.43%
Value Opportunities R4[1]	4.73%	11.51%	4.76%
Value Opportunities R5[1]	5.04%	11.81%	5.06%
Value Opportunities Y1	5.14%	11.86%	5.14%
Russell 3000 Value Index	6.55%	13.17%	5.31%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

46

The Hartford Value Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.21%	1.21%
Value Opportunities Class B	2.04%	2.28%
Value Opportunities Class C	1.93%	1.93%
Value Opportunities Class I	0.88%	0.88%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.19%	1.19%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.79%	0.79%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund, before sales charge, returned 4.71% for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 6.55% for the same period. The Fund also underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 6.37% for the same period. The Fund outperformed the 3.73% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic

47

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Nine of eleven sectors within the Russell 3000 Value Index posted positive returns during the period. Utilities (+18%), Materials (+16%), and Information Technology (+15%) were top performers while Real Estate1 (-7%) and Consumer Discretionary (-3%) lagged on a relative basis.

Security selection detracted from performance relative to the Russell 3000 Value Index, primarily driven by stock selection within the Healthcare, Information Technology, and Consumer Discretionary sectors. This was somewhat offset by stronger selection in Financials, Energy, and Industrials. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s relative returns over the period, primarily due to an underweight to Consumer Staples and an overweight to Financials. This was partially offset by an overweight to Materials, which contributed positively.

The top detractors from performance relative to the Russell 3000 Value Index were Mylan (Healthcare), Cobalt International Energy (Energy), and Bristol-Myers Squibb (Healthcare). Shares of Mylan, a U.K.-based global pharmaceutical company, fell as the company came under fire for aggressively raising the price on its branded EpiPen injector. Cobalt International Energy, a U.S.-based oil exploration and production company, saw its share price decline as it faced delays in the sale of its Angolan assets. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. Global Brands Group (Consumer Discretionary) was also a top absolute detractor.

The largest contributors to performance relative to the Russell 3000 Value Index were TESARO (Healthcare), Wells Fargo (Financials),

and Cepheid (Healthcare). The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for their ovarian cancer drug. Shares of Wells Fargo, a U.S.-based financial services company, rose during the period that it was held in the Fund; the stock price rebounded in October after the shares had fallen sharply following allegations that bank employees opened more than two million unauthorized accounts to hit sales targets. The stock price of Cepheid, a U.S.-based molecular diagnostic company, rose after it was announced in September that the company would be acquired by Danaher, a company whose products are focused in the fields of design, manufacturing, and marketing of industrial and consumer products, for a premium. Exelon (Utilities) and Reliance Steel & Aluminum (Materials) were top absolute contributors to performance during the period.

Currency forwards are used to hedge a portion of the currency risk in this Fund. Over the period, the currency hedges contributed positively to performance.

What is the outlook?

We believe that global monetary conditions remain relatively accommodative, U.S. wages and consumer spending are growing at a measured pace, and the Chinese have managed to cushion their structural growth slowdown through fiscal stimulus. While we believe this outlook should bode well for the holdings in the Fund, we continue to monitor the debt levels and liquidity access of the Fund’s holdings, given what we view as the potential for external events or policy missteps that could take the economy off track.

In the aggregate, the overall Fund factor exposures are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities without assuming what we believe to be uncompensated risks. The exposure to volatility is towards the upper end of its historic band, although it has come in slightly from highs recorded over the summer. We believe risk tolerances, in terms of individual stock-, sector- and factor-measures of active risk, are at appropriate levels to achieve favorable future results.

At the end of the period, the Fund was most overweight Healthcare, Materials, and Consumer Discretionary, and most underweight Consumer Staples, Industrials, and Telecommunication Services, relative to the Russell 3000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

48

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.0%
Consumer Staples	2.4
Energy	12.8
Financials	24.3
Health Care	13.6
Industrials	7.7
Information Technology	10.9
Materials	5.7
Real Estate	6.2
Telecommunication Services	1.7
Utilities	6.1

Total	99.4%

Short-Term Investments	0.5
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

49

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.60	$5.59	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class B	$1,000.00	$1,017.20	$9.94	$1,000.00	$1,015.28	$9.93	1.96%	184	366
Class C	$1,000.00	$1,017.90	$9.23	$1,000.00	$1,015.99	$9.22	1.82%	184	366
Class I	$1,000.00	$1,023.00	$4.07	$1,000.00	$1,021.12	$4.06	0.80%	184	366
Class R3	$1,000.00	$1,019.90	$7.11	$1,000.00	$1,018.10	$7.10	1.40%	184	366
Class R4	$1,000.00	$1,021.60	$5.59	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R5	$1,000.00	$1,023.00	$4.12	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R6	$1,000.00	$1,023.70	$3.61	$1,000.00	$1,021.57	$3.61	0.71%	184	366
Class Y	$1,000.00	$1,023.70	$3.61	$1,000.00	$1,021.57	$3.61	0.71%	184	366

50

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.50	$4.01	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class B	$1,000.00	$1,013.40	$7.69	$1,000.00	$1,017.50	$7.71	1.52%	184	366
Class C	$1,000.00	$1,013.40	$7.79	$1,000.00	$1,017.40	$7.81	1.54%	184	366
Class I	$1,000.00	$1,018.30	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class R3	$1,000.00	$1,015.50	$5.52	$1,000.00	$1,019.66	$5.53	1.09%	184	366
Class R4	$1,000.00	$1,017.00	$4.01	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class R5	$1,000.00	$1,018.60	$2.49	$1,000.00	$1,022.67	$2.49	0.49%	184	366
Class R6	$1,000.00	$1,019.00	$2.18	$1,000.00	$1,022.98	$2.19	0.43%	184	366
Class Y	$1,000.00	$1,019.40	$2.08	$1,000.00	$1,023.08	$2.08	0.41%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.50	$5.21	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class B	$1,000.00	$1,027.20	$9.89	$1,000.00	$1,015.38	$9.83	1.94%	184	366
Class C	$1,000.00	$1,028.40	$8.92	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class I	$1,000.00	$1,033.30	$4.19	$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class R3	$1,000.00	$1,030.80	$6.89	$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class R4	$1,000.00	$1,032.20	$5.36	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,033.80	$3.78	$1,000.00	$1,021.42	$3.76	0.74%	184	366
Class R6	$1,000.00	$1,034.20	$3.37	$1,000.00	$1,021.82	$3.35	0.66%	184	366
Class Y	$1,000.00	$1,034.20	$3.32	$1,000.00	$1,021.87	$3.30	0.65%	184	366

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.70	$5.21	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class B	$1,000.00	$1,033.90	$5.78	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class C	$1,000.00	$1,030.80	$8.88	$1,000.00	$1,016.39	$8.82	1.74%	184	366
Class I	$1,000.00	$1,035.30	$3.94	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class R3	$1,000.00	$1,031.90	$7.00	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4	$1,000.00	$1,034.10	$5.42	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class R5	$1,000.00	$1,035.50	$3.89	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class R6	$1,000.00	$1,035.90	$3.38	$1,000.00	$1,021.82	$3.35	0.66%	184	366
Class Y	$1,000.00	$1,035.90	$3.38	$1,000.00	$1,021.82	$3.35	0.66%	184	366

51

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,042.30	$5.85	$1,000.00	$1,019.41	$5.79	1.14%	184	366
Class B	$1,000.00	$1,037.10	$10.55	$1,000.00	$1,014.78	$10.43	2.06%	184	366
Class C	$1,000.00	$1,038.30	$9.63	$1,000.00	$1,015.69	$9.53	1.88%	184	366
Class I	$1,000.00	$1,043.30	$4.78	$1,000.00	$1,020.46	$4.72	0.93%	184	366
Class R3	$1,000.00	$1,040.60	$7.44	$1,000.00	$1,017.85	$7.35	1.45%	184	366
Class R4	$1,000.00	$1,042.20	$5.95	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class R5	$1,000.00	$1,043.50	$4.42	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class R6	$1,000.00	$1,044.10	$3.96	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,044.10	$3.91	$1,000.00	$1,021.32	$3.86	0.76%	184	366

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$980.10	$6.62	$1,000.00	$1,018.45	$6.75	1.33%	184	366
Class B	$1,000.00	$975.80	$11.03	$1,000.00	$1,013.98	$11.24	2.22%	184	366
Class C	$1,000.00	$976.60	$10.24	$1,000.00	$1,014.78	$10.43	2.06%	184	366
Class I	$1,000.00	$981.70	$5.38	$1,000.00	$1,019.71	$5.48	1.08%	184	366
Class R3	$1,000.00	$978.80	$8.06	$1,000.00	$1,016.99	$8.21	1.62%	184	366
Class R4	$1,000.00	$980.50	$6.57	$1,000.00	$1,018.50	$6.70	1.32%	184	366
Class R5	$1,000.00	$981.90	$5.13	$1,000.00	$1,019.96	$5.23	1.03%	184	366
Class Y	$1,000.00	$982.40	$4.58	$1,000.00	$1,020.51	$4.67	0.92%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.50	$5.89	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class B	$1,000.00	$1,017.10	$10.34	$1,000.00	$1,014.88	$10.33	2.04%	184	366
Class C	$1,000.00	$1,017.70	$9.54	$1,000.00	$1,015.69	$9.53	1.88%	184	366
Class I	$1,000.00	$1,022.30	$5.34	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R3	$1,000.00	$1,020.10	$7.46	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class R4	$1,000.00	$1,021.80	$5.95	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R5	$1,000.00	$1,023.60	$4.37	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class R6	$1,000.00	$1,023.70	$3.92	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,023.80	$3.87	$1,000.00	$1,021.32	$3.86	0.76%	184	366

52

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,024.90	$6.62	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class B	$1,000.00	$1,021.40	$10.67	$1,000.00	$1,014.58	$10.63	2.10%	184	366
Class C	$1,000.00	$1,022.30	$10.27	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class I	$1,000.00	$1,026.20	$5.60	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R3	$1,000.00	$1,023.70	$7.94	$1,000.00	$1,017.29	$7.91	1.56%	184	366
Class R4	$1,000.00	$1,026.20	$6.37	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R5	$1,000.00	$1,027.30	$4.84	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class Y	$1,000.00	$1,027.30	$4.33	$1,000.00	$1,020.86	$4.32	0.85%	184	366

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.70	$6.57	$1,000.00	$1,018.65	$6.55	1.29%	184	366
Class B	$1,000.00	$1,021.90	$10.32	$1,000.00	$1,014.93	$10.28	2.03%	184	366
Class C	$1,000.00	$1,022.20	$10.37	$1,000.00	$1,014.88	$10.33	2.04%	184	366
Class I	$1,000.00	$1,027.50	$4.99	$1,000.00	$1,020.21	$4.98	0.98%	184	366
Class R3	$1,000.00	$1,025.00	$7.58	$1,000.00	$1,017.65	$7.56	1.49%	184	366
Class R4	$1,000.00	$1,026.70	$6.01	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class R5	$1,000.00	$1,027.50	$4.38	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class Y	$1,000.00	$1,028.30	$4.33	$1,000.00	$1,020.86	$4.32	0.85%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.50	$6.34	$1,000.00	$1,018.95	$6.24	1.23%	184	366
Class B	$1,000.00	$1,046.90	$10.70	$1,000.00	$1,014.68	$10.53	2.08%	184	366
Class C	$1,000.00	$1,047.90	$9.94	$1,000.00	$1,015.43	$9.78	1.93%	184	366
Class I	$1,000.00	$1,052.90	$5.01	$1,000.00	$1,020.26	$4.93	0.97%	184	366
Class R3	$1,000.00	$1,050.10	$7.73	$1,000.00	$1,017.60	$7.61	1.50%	184	366
Class R4	$1,000.00	$1,051.80	$6.14	$1,000.00	$1,019.15	$6.04	1.19%	184	366
Class R5	$1,000.00	$1,053.40	$4.59	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class R6	$1,000.00	$1,053.90	$4.08	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class Y	$1,000.00	$1,053.80	$4.08	$1,000.00	$1,021.17	$4.01	0.79%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

53

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,037.60	$7.32	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class B	$1,000.00	$1,033.80	$11.09	$1,000.00	$1,014.23	$10.99	2.17%	184	366
Class C	$1,000.00	$1,033.90	$10.99	$1,000.00	$1,014.33	$10.89	2.15%	184	366
Class I	$1,000.00	$1,039.20	$6.05	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class R3	$1,000.00	$1,037.10	$8.09	$1,000.00	$1,017.19	$8.01	1.58%	184	366
Class R4	$1,000.00	$1,038.30	$6.56	$1,000.00	$1,018.70	$6.50	1.28%	184	366
Class R5	$1,000.00	$1,040.10	$4.92	$1,000.00	$1,020.31	$4.88	0.96%	184	366
Class R6	$1,000.00	$1,040.50	$4.46	$1,000.00	$1,020.76	$4.42	0.87%	184	366
Class Y	$1,000.00	$1,040.50	$4.67	$1,000.00	$1,020.56	$4.62	0.91%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.80	$6.37	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class B	$1,000.00	$1,039.70	$10.82	$1,000.00	$1,014.53	$10.68	2.11%	184	366
Class C	$1,000.00	$1,040.90	$10.06	$1,000.00	$1,015.28	$9.93	1.96%	184	366
Class I	$1,000.00	$1,046.60	$4.63	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class R3	$1,000.00	$1,043.20	$7.86	$1,000.00	$1,017.45	$7.76	1.53%	184	366
Class R4	$1,000.00	$1,045.00	$6.27	$1,000.00	$1,019.00	$6.19	1.22%	184	366
Class R5	$1,000.00	$1,046.40	$4.73	$1,000.00	$1,020.51	$4.67	0.92%	184	366
Class Y	$1,000.00	$1,046.80	$4.17	$1,000.00	$1,021.06	$4.12	0.81%	184	366

54

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0%
	Automobiles & Components - 1.8%
1,253,623	Delphi Automotive plc	$81,573,249
2,264,687	Goodyear Tire & Rubber Co.	65,743,864
264,680	Magna International, Inc.	10,867,015

		158,184,128

	Banks - 7.8%
1,814,937	Banco Santander S.A.	8,893,238
1,300,800	Bank of America Corp.	21,463,200
2,015,091	CaixaBank S.A.	6,080,310
1,994,050	Citigroup, Inc.	98,007,558
1,601,521	FinecoBank Banca Fineco S.p.A.	9,359,218
1,993,080	ICICI Bank Ltd.	8,290,088
5,369,400	ICICI Bank Ltd. ADR	44,512,326
6,602,970	Itau Unibanco Holding S.A. ADR	78,773,432
2,735,747	JP Morgan Chase & Co.	189,477,837
142,149	M&T Bank Corp.	17,445,947
1,076,735	PNC Financial Services Group, Inc.	102,935,866
5,802,000	Sberbank of Russia PJSC ADR	54,951,844
658,199	Wells Fargo & Co.	30,283,736

		670,474,600

	Capital Goods - 4.2%
160,960	3M Co.	26,606,688
1,499,018	AerCap Holdings N.V.*	61,624,630
208,992	Airbus Group SE	12,409,918
503,619	Eaton Corp. plc	32,115,784
224,213	Fortive Corp.	11,446,074
87,800	General Dynamics Corp.	13,234,972
806,800	HF Global, Inc.*(1)(2)(3)	11,859,960
489,295	Honeywell International, Inc.	53,665,876
94,243	Lockheed Martin Corp.	23,219,590
108,356	Middleby Corp.*	12,147,791
437,517	Owens Corning	21,342,079
983,440	Sanwa Holdings Corp.	9,794,411
395,607	Siemens AG	44,947,816
80,264	TransDigm Group, Inc.	21,868,729

		356,284,318

	Commercial & Professional Services - 1.0%
93,100	Dun & Bradstreet Corp.	11,623,535
109,202	Equifax, Inc.	13,537,772
1,466,184	IHS Markit Ltd.*	53,940,909
4,595	Klarna Holding AB(1)(2)(3)	489,854
124,880	Nielsen Holdings plc	5,622,098

		85,214,168

	Consumer Durables & Apparel - 2.5%
46,281,420	Global Brands Group Holding Ltd.*	5,242,099
193,801	Harman International Industries, Inc.	15,447,878
793,173	Lennar Corp. Class A	33,067,382
430,600	Newell Brands, Inc.	20,677,412
991,251	NIKE, Inc. Class B	49,740,975
409,521	Pandora A/S	53,260,456
599,901	PulteGroup, Inc.	11,158,159
114,527	Ralph Lauren Corp.	11,235,099
433,040	Toll Brothers, Inc.*	11,882,617

		211,712,077

	Consumer Services - 0.8%
526,515	Hilton Worldwide Holdings, Inc.	11,899,239
331,904	Las Vegas Sands Corp.	19,210,603
227,038	McDonald’s Corp.	25,557,668

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Consumer Services - 0.8% - (continued)
39,006	Panera Bread Co. Class A*	$7,440,785

		64,108,295

	Diversified Financials - 3.0%
516,554	American Express Co.	34,309,517
271,158	Banca Generali S.p.A.	6,029,632
148,418	BlackRock, Inc.	50,646,158
594,000	Gores Holdings, Inc. Class A*	6,765,660
70,974	Intercontinental Exchange, Inc.	19,190,660
4,024,367	LendingClub Corp. PIPE*	19,840,129
1,295,640	OneMain Holdings, Inc.*	36,718,438
442,032	Raymond James Financial, Inc.	26,574,964
359,481	S&P Global, Inc.	43,802,760
1,250,000	Saban Capital Acquisition Corp. UNIT*	12,812,500
438,190	WisdomTree Investments, Inc.	3,759,670

		260,450,088

	Energy - 4.6%
447,052	Anadarko Petroleum Corp.	26,572,771
319,547	Baker Hughes, Inc.	17,702,904
676,813	Cabot Oil & Gas Corp.	14,131,855
437,214	Canadian Natural Resources Ltd.	13,864,056
298,630	Chevron Corp.	31,281,493
291,586	Continental Resources, Inc.*	14,261,471
217,914	Diamondback Energy, Inc.*	19,893,369
456,394	Eni S.p.A.	6,623,307
482,092	Halliburton Co.	22,176,232
132,219	Helmerich & Payne, Inc.	8,344,341
124,900	Hess Corp.	5,991,453
439,851	HollyFrontier Corp.	10,974,282
783,989	Kinder Morgan, Inc.	16,016,895
987,336	Marathon Oil Corp.	13,013,089
130,605	Newfield Exploration Co.*	5,301,257
196,703	Petroleo Brasileiro S.A. ADR*	2,295,524
378,400	Phillips 66	30,707,160
199,882	Pioneer Natural Resources Co.	35,782,876
957,847	Repsol S.A.	13,373,929
9,386,047	Rosneft PJSC GDR	51,042,844
1,128,161	Suncor Energy, Inc.	33,867,393
385,050	WPX Energy, Inc.*	4,181,643

		397,400,144

	Food & Staples Retailing - 1.1%
575,062	Costco Wholesale Corp.	85,034,418
250,230	Seven & I Holdings Co., Ltd.	10,444,427

		95,478,845

	Food, Beverage & Tobacco - 3.9%
1,795,700	BRF S.A. ADR	30,024,104
317,338	British American Tobacco plc	18,187,572
727,891	Coca-Cola Co.	30,862,578
662,260	Molson Coors Brewing Co. Class B	68,749,211
1,505,674	Mondelez International, Inc. Class A	67,664,990
184,689	Monster Beverage Corp.*	26,658,010
480,176	Nomad Foods Ltd.*	5,901,363
308,161	PepsiCo, Inc.	33,034,859
356,800	Philip Morris International, Inc.	34,409,792
288,800	Post Holdings, Inc.*	22,015,224

		337,507,703

	Health Care Equipment & Services - 5.7%
59,593	ABIOMED, Inc.*	6,256,669

The accompanying notes are an integral part of these financial statements.

55

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Health Care Equipment & Services - 5.7% - (continued)
1,212,100	Acadia Healthcare Co., Inc.*	$43,587,116
121,459	Align Technology, Inc.*	10,435,757
83,061	athenahealth, Inc.*	8,581,863
246,320	Becton Dickinson and Co.	41,359,591
1,441,875	Boston Scientific Corp.*	31,721,250
344,105	Cardinal Health, Inc.	23,636,572
248,567	DENTSPLY SIRONA, Inc.	14,310,002
158,756	DexCom, Inc.*	12,421,069
137,894	Edwards Lifesciences Corp.*	13,130,267
708,883	Envision Healthcare Holdings, Inc.*	14,021,706
81,478	Essilor International S.A.	9,155,962
1,578,467	HCA Holdings, Inc.*	120,800,080
510,895	Invuity, Inc.*	5,185,584
544,811	McKesson Corp.	69,283,615
466,555	Medtronic plc	38,266,841
210,744	UnitedHealth Group, Inc.	29,784,450

		491,938,394

	Household & Personal Products - 1.0%
125,201	Beiersdorf AG	11,037,677
585,236	Colgate-Palmolive Co.	41,762,441
732,102	Coty, Inc. Class A*	16,831,025
144,207	Estee Lauder Cos., Inc. Class A	12,564,756

		82,195,899

	Insurance - 5.7%
410,097	American International Group, Inc.	25,302,985
395,804	Arthur J Gallagher & Co.	19,089,627
1,575,668	Chubb Ltd.	200,109,836
14,490	Markel Corp.*	12,713,961
434,853	Marsh & McLennan Cos., Inc.	27,565,331
1,420,082	MetLife, Inc.	66,687,051
385,887	Principal Financial Group, Inc.	21,069,430
969,900	Prudential Financial, Inc.	82,237,821
288,750	Tokio Marine Holdings, Inc.	11,389,268
362,987	Unum Group	12,849,740
225,400	XL Group Ltd.	7,821,380

		486,836,430

	Materials - 4.5%
1	AdvanSix, Inc.*	16
914,201	Anglo American plc*	12,688,383
2,731,845	BHP Billiton plc	41,078,928
365,975	Celanese Corp. Series A	26,686,897
497,495	CF Industries Holdings, Inc.	11,944,855
367,598	CRH plc	11,895,348
1,070,600	Dow Chemical Co.	57,608,986
19,041,418	Glencore plc*	58,287,795
24,068,947	Ivanhoe Mines Ltd. Class A*	37,503,988
300,707	LafargeHolcim Ltd.*	16,039,926
1,380,400	Methanex Corp.	50,171,102
733,780	Platform Specialty Products Corp.*	5,349,256
145,166	Praxair, Inc.	16,993,132
245,504	Reliance Steel & Aluminum Co.	16,885,765
269,895	Wacker Chemie AG	24,078,405

		387,212,782

	Media - 1.5%
215,363	John Wiley & Sons, Inc. Class A	11,112,731
797,947	SES S.A.	18,357,650
5,211,942	Sky plc	52,105,066
1,652,400	Twenty-First Century Fox, Inc. Class A	43,408,548

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Media - 1.5% - (continued)
25,200	Weinstein Co. LLC*(1)(2)(3)	$—

		124,983,995

	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
313,736	Alkermes plc*	15,815,432
625,363	Allergan plc*	130,663,345
34,442	Biogen, Inc.*	9,649,960
3,874,518	Bristol-Myers Squibb Co.	197,251,711
227,700	Celgene Corp.*	23,266,386
1,275,036	Hikma Pharmaceuticals plc	27,347,378
141,500	Illumina, Inc.*	19,263,810
195,023	Incyte Corp.*	16,961,150
496,108	Johnson & Johnson	57,543,567
1,670,921	Merck & Co., Inc.	98,116,481
38,635	Mettler-Toledo International, Inc.*	15,611,631
823,777	Mylan N.V.*	30,067,861
1,346,550	Novavax, Inc.*	2,046,756
1,628,100	Ono Pharmaceutical Co., Ltd.	41,278,304
242,384	Regeneron Pharmaceuticals, Inc.*	83,627,328
6,341	Samsung Biologics Co., Ltd.*	753,660
99,193	TESARO, Inc.*	11,990,450
333,070	Teva Pharmaceutical Industries Ltd. ADR	14,235,412
290,800	Thermo Fisher Scientific, Inc.	42,756,324

		838,246,946

	Real Estate - 1.5%
343,327	American Tower Corp. REIT	40,234,491
645,760	Columbia Property Trust, Inc. REIT	13,612,621
1,002,536	Host Hotels & Resorts, Inc. REIT	15,519,257
123,425	Public Storage REIT	26,378,391
526,728	STORE Capital Corp. REIT	14,374,407
293,415	Vonovia SE	10,344,312
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	7,700,344

		128,163,823

	Retailing - 4.6%
14,526	Amazon.com, Inc.*	11,472,925
268,923	CarMax, Inc.*	13,430,015
506,361	Expedia, Inc.	65,437,032
205,581	Home Depot, Inc.	25,082,938
12,011	Honest Co.*(1)(2)(3)	450,532
10,615	JAND, Inc. Class A*(1)(2)(3)	91,607
64,809	L Brands, Inc.	4,678,562
308,880	Lowe’s Cos., Inc.	20,586,852
903,149	Netflix, Inc.*	112,776,216
14,983	Priceline Group, Inc.*	22,088,388
349,615	Signet Jewelers Ltd.	28,409,715
349,417	TJX Cos., Inc.	25,769,504
770,636	Tory Burch LLC*(1)(2)(3)	37,529,953
249,336	TripAdvisor, Inc.*	16,077,185
297,336	Wayfair, Inc. Class A*	9,910,209

		393,791,633

	Semiconductors & Semiconductor Equipment - 3.3%
138,320	Analog Devices, Inc.	8,866,312
351,755	Broadcom Ltd.	59,896,842
1,298,363	Intel Corp.	45,273,918
143,060	Microchip Technology, Inc.	8,662,283
893,470	NXP Semiconductors N.V.*	89,347,000
121,894	Silicon Motion Technology Corp. ADR	4,950,115
272,211	SK Hynix, Inc.	9,736,067
321,780	Skyworks Solutions, Inc.	24,757,753

The accompanying notes are an integral part of these financial statements.

56

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Semiconductors & Semiconductor Equipment - 3.3% - (continued)
3,842,263	SunPower Corp.*	$27,817,984

		279,308,274

	Software & Services - 15.3%
215,440	58.com, Inc. ADR*	9,016,164
225,392	Accenture plc Class A	26,199,566
1,414,774	Activision Blizzard, Inc.	61,075,794
481,631	Adobe Systems, Inc.*	51,780,149
250,638	Akamai Technologies, Inc.*	17,411,822
1,147,219	Alibaba Group Holding Ltd. ADR*	116,660,700
27,933	Alliance Data Systems Corp.*	5,711,461
27,520	Alphabet, Inc. Class A*	22,288,448
218,773	Alphabet, Inc. Class C*	171,636,169
623,209	Autodesk, Inc.*	45,045,547
273,438	Automatic Data Processing, Inc.	23,805,512
2,574,379	Cadence Design Systems, Inc.*	65,852,615
107,398	Capgemini S.A.	8,894,363
1,017,000	Cognizant Technology Solutions Corp. Class A*	52,222,950
51,845	CoStar Group, Inc.*	9,701,236
244,378	Envestnet, Inc.*	8,638,762
1,121,910	Facebook, Inc. Class A*	146,958,991
48,557	FleetCor Technologies, Inc.*	8,512,042
1,104,822	Genpact Ltd.*	25,399,858
1,350,733	Global Payments, Inc.	97,955,157
1,121,064	Just Eat plc*	7,700,941
1,660,220	Microsoft Corp.	99,480,382
1,215,765	Mobileye N.V.*	45,202,143
96,500	Nintendo Co., Ltd.	23,262,309
39,622	Quotient Technology, Inc.*	419,993
127,070	Salesforce.com, Inc.*	9,550,581
492,895	ServiceNow, Inc.*	43,330,400
411,728	SS&C Technologies Holdings, Inc.	13,146,475
2,600	Trade Desk, Inc. Class A*	65,468
3,100	Ultimate Software Group, Inc.*	654,069
216,720	VeriSign, Inc.*	18,208,814
324,762	Visa, Inc. Class A	26,796,113
358,504	Workday, Inc. Class A*	31,075,127
462,248	Zillow Group, Inc. Class A*	15,268,051
52,552	Zillow Group, Inc. Class C*	1,753,135

		1,310,681,307

	Technology Hardware & Equipment - 3.6%
226,450	Amphenol Corp. Class A	14,929,848
1,814,679	Cisco Systems, Inc.	55,674,352
4,172,600	Flex Ltd.*	59,209,194
463,600	Motorola Solutions, Inc.	33,648,088
85,691	ParkerVision, Inc.*	323,055
1,033,928	Pure Storage, Inc. Class A*	12,758,672
67,387	Samsung Electronics Co., Ltd.	96,385,521
576,147	Trimble, Inc.*	15,924,703
284,309	Western Digital Corp.	16,615,018

		305,468,451

	Telecommunication Services - 1.0%
7,000,848	Bharti Infratel Ltd.	36,464,582
797,035	Verizon Communications, Inc.	38,337,384
9,427,772	Zegona Communications plc	13,385,935

		88,187,901

	Transportation - 4.6%
201,313	Alaska Air Group, Inc.	14,538,825

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Transportation - 4.6% - (continued)
1,605,300	American Airlines Group, Inc.	$65,175,180
464,415	Canadian National Railway Co.	29,195,163
925,465	CSX Corp.	28,235,937
553,376	FedEx Corp.	96,464,504
256,650	Genesee & Wyoming, Inc. Class A*	17,436,801
164,144	J.B. Hunt Transport Services, Inc.	13,395,792
1,502,627	Swift Transportation Co.*	33,628,792
624,082	Union Pacific Corp.	55,031,551
362,293	United Parcel Service, Inc. Class B	39,040,694

		392,143,239

	Utilities - 2.2%
259,200	Avangrid, Inc.	10,215,072
51,634,000	China Longyuan Power Group Corp. Ltd. Class H	39,368,256
413,178	Dominion Resources, Inc.	31,070,986
561,271	Exelon Corp.	19,122,503
271	Innogy SE*(3)	10,762
253,560	NextEra Energy, Inc.	32,455,680
415,699	OGE Energy Corp.	12,903,297
347,921	PG&E Corp.	21,612,852
472,041	RWE AG*	7,509,787
106,400	Sempra Energy	11,395,440

		185,664,635

	Total Common Stocks (cost $7,826,040,862)	$8,131,638,075

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$157,087	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$157,087

	Total Corporate Bonds (cost $157,087)	$157,087

EXCHANGE TRADED FUNDS - 0.2%
	Other Investment Pools & Funds - 0.2%
62,794	SPDR S&P 500 ETF Trust	$13,346,865

	Total Exchange Traded Funds (cost $13,612,737)	$13,346,865

PREFERRED STOCKS - 3.4%
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	$1,973,370

	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC *(1)(2)(3)	673,431

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	86,665

	Consumer Services - 0.2%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,057,770
244,180	DraftKings, Inc.*(1)(2)(3)	468,826
952,691	DraftKings, Inc. Series D*(1)(2)(3)	3,782,183
1,939,742	DraftKings, Inc. Series D-1*(1)(2)(3)	10,125,453

		15,434,232

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.*(1)(2)(3)	18,324,283

The accompanying notes are an integral part of these financial statements.

57

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†

PREFERRED STOCKS - 3.4% - (continued)
	Health Care Equipment & Services - 0.1%
956,830	Moderna Therapeutics, Inc. Series E*(1)(2)(3)	$8,400,967

	Real Estate - 0.8%
245,862	Redfin Corp. Series G*(1)(2)(3)	953,945
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	38,270,787
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	30,069,876

		69,294,608

	Retailing - 0.2%
44,867	Forward Ventures, Inc.*(1)(2)(3)	1,966,072
278,194	Honest Co.*(1)(2)(3)	10,435,057
23,702	JAND, Inc. Series D*(1)(2)(3)	204,548

		12,605,677

	Software & Services - 1.6%
143,626	Birst, Inc. Series F*(1)(2)(3)	764,090
25,867	Cloudera, Inc.*(1)(2)(3)	451,896
18,389	Dropbox, Inc. Series C*(1)(2)(3)	318,314
566,622	Essence Group Holdings Corp.*(1)(2)(3)	1,099,247
52,337	ForeScout Technologies, Inc.*(1)(2)(3)	636,418
12,426	General Assembly Space, Inc.*(1)(2)(3)	609,134
77,707	Lookout, Inc. Series F*(1)(2)(3)	616,216
95,031	MarkLogic Corp. Series F*(1)(2)(3)	977,869
118,110	Nutanix, Inc.*(1)(2)	2,654,161
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)	13,899,184
47,064	Sharecare*(1)(2)(3)	11,759,882
33,135	Trade Desk, Inc. Series C*(1)(2)	769,446
2,000,820	Uber Technologies, Inc.*(1)(2)(3)	97,584,449
58,205	Veracode, Inc.*(1)(2)(3)	1,392,264
306,876	Zuora, Inc. Series F*(1)(2)(3)	1,245,917

		134,778,487

	Technology Hardware & Equipment - 0.3%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)	28,423,206

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B*(1)(2)(3)	37,325
576	DocuSign, Inc. Series B-1*(1)(2)(3)	11,180
1,383	DocuSign, Inc. Series D*(1)(2)(3)	26,844
29,941	DocuSign, Inc. Series E*(1)(2)(3)	581,155

		656,504

	Total Preferred Stocks (cost $170,301,987)	$290,651,430

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)	$1,051,218

	Total Convertible Preferred Stocks (cost $758,281)	$1,051,218

	Total Long-Term Investments (cost $8,010,870,954)	$8,436,844,675

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
59,133,049	Fidelity Institutional Government Fund, Institutional Class	$59,133,049

	Total Short-Term Investments (cost $59,133,049)	$59,133,049

Total Investments (cost $8,070,004,003)^	99.3%	$8,495,977,724
Other Assets and Liabilities	0.7%	63,786,788

Total Net Assets	100.0%	$8,559,764,512

The accompanying notes are an integral part of these financial statements.

58

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $8,212,408,741 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$812,859,369
Unrealized Depreciation	(529,290,386)

Net Unrealized Appreciation	$283,568,983

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $349,981,985, which represents 4.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,254
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	29,941	DocuSign, Inc. Series E Preferred	393,197
12/2015	157,087	DraftKings, Inc.	157,087
12/2014	244,180	DraftKings, Inc. Preferred	439,837
08/2015	952,691	DraftKings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	DraftKings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2015	52,337	ForeScout Technologies, Inc. Preferred	621,083
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,766
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
04/2015	10,615	JAND, Inc. Class A	121,917
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp. Preferred	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	956,830	Moderna Therapeutics, Inc. Series E Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	2,286,050	Pinterest, Inc. Series G Preferred	16,411,763
12/2014	245,862	Redfin Corp. Series G Preferred	810,779

The accompanying notes are an integral part of these financial statements.

59

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	$13,365,342
09/2015	33,739	Rubicon Global Holdings LLC Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882
09/2015	1,161,507	Social Finance, Inc. Preferred	18,324,283
11/2013	770,636	Tory Burch LLC	60,399,726
02/2016	33,135	Trade Desk, Inc. Series C Preferred	518,608
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A, REIT	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
10/2005	25,200	Weinstein Co. LLC	23,636,380
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$269,605,858

At October 31, 2016, the aggregate value of these securities was $349,981,985, which represents 4.1% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $346,569,140, which represents 4.0% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/21/16	CSFB	$14,651,802	$14,309,687	$342,115
EUR	Sell	12/21/16	CBA	14,651,216	14,309,687	341,529
EUR	Sell	12/21/16	SSG	14,648,356	14,309,687	338,669
EUR	Sell	12/21/16	RBC	14,645,989	14,309,687	336,302
GBP	Sell	12/21/16	BCLY	5,746,870	5,280,987	465,883

Total						$1,824,498

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

60

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$158,184,128	$158,184,128	$—	$—
Banks	670,474,600	582,899,902	87,574,698	—
Capital Goods	356,284,318	277,272,213	67,152,145	11,859,960
Commercial & Professional Services	85,214,168	84,724,314	—	489,854
Consumer Durables & Apparel	211,712,077	153,209,522	58,502,555	—
Consumer Services	64,108,295	64,108,295	—	—
Diversified Financials	260,450,088	254,420,456	6,029,632	—
Energy	397,400,144	326,360,064	71,040,080	—
Food & Staples Retailing	95,478,845	85,034,418	10,444,427	—
Food, Beverage & Tobacco	337,507,703	319,320,131	18,187,572	—
Health Care Equipment & Services	491,938,394	482,782,432	9,155,962	—
Household & Personal Products	82,195,899	71,158,222	11,037,677	—
Insurance	486,836,430	475,447,162	11,389,268	—
Materials	387,212,782	223,143,997	164,068,785	—
Media	124,983,995	54,521,279	70,462,716	—
Pharmaceuticals, Biotechnology & Life Sciences	838,246,946	769,621,264	68,625,682	—
Real Estate	128,163,823	110,119,167	10,344,312	7,700,344
Retailing	393,791,633	355,719,541	—	38,072,092
Semiconductors & Semiconductor Equipment	279,308,274	269,572,207	9,736,067	—
Software & Services	1,310,681,307	1,270,823,694	39,857,613	—
Technology Hardware & Equipment	305,468,451	209,082,930	96,385,521	—
Telecommunication Services	88,187,901	51,723,319	36,464,582	—
Transportation	392,143,239	392,143,239	—	—
Utilities	185,664,635	138,786,592	46,878,043	—
Corporate Bonds	157,087	—	—	157,087
Exchange Traded Funds	13,346,865	13,346,865	—	—
Preferred Stocks	290,651,430	—	—	290,651,430
Convertible Preferred Stocks	1,051,218	—	—	1,051,218
Short-Term Investments	59,133,049	59,133,049	—	—
Foreign Currency Contracts(2)	1,824,498	—	1,824,498	—

Total	$8,497,802,222	$7,252,658,402	$895,161,835	$349,981,985

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$17,414,287	$—	$290,275,910	$1,154,055	$308,844,252
Conversions*	39,990,073	—	(39,990,073)	—	—
Purchases	—	157,087	1,139,691	—	1,296,778
Sales	—	—	(183,270)	—	(183,270)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	(15,319)	—	(15,319)
Net change in unrealized appreciation/(depreciation)	717,890	—	65,748,658	(102,837)	66,363,711
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	(26,324,167)	—	(26,324,167)

Ending balance	$58,122,250	$157,087	$290,651,430	$1,051,218	$349,981,985

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $66,366,250.

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $26,324,167 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

61

Hartford Core Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Banks - 8.1%
2,811,542	Bank of America Corp.	$46,390,443
772,604	Citigroup, Inc.	37,973,487
882,097	JP Morgan Chase & Co.	61,094,038
466,335	PNC Financial Services Group, Inc.	44,581,626

		190,039,594

	Capital Goods - 5.9%
546,760	AMETEK, Inc.	24,112,116
331,715	Fortune Brands Home & Security, Inc.	18,121,591
367,817	Honeywell International, Inc.	40,342,169
271,383	Illinois Tool Works, Inc.	30,820,967
160,403	Snap-on, Inc.	24,718,102

		138,114,945

	Commercial & Professional Services - 3.0%
248,356	Equifax, Inc.	30,788,693
300,826	Nielsen Holdings plc	13,543,187
322,495	Verisk Analytics, Inc. Class A*	26,299,467

		70,631,347

	Consumer Durables & Apparel - 2.1%
338,287	NIKE, Inc. Class B	16,975,242
588,247	VF Corp.	31,888,870

		48,864,112

	Consumer Services - 2.9%
862,837	Aramark	32,123,422
690,820	Starbucks Corp.	36,661,817

		68,785,239

	Diversified Financials - 1.8%
217,708	S&P Global, Inc.	26,527,720
571,705	Synchrony Financial	16,345,046

		42,872,766

	Energy - 3.3%
380,604	Baker Hughes, Inc.	21,085,461
192,598	Concho Resources, Inc.*	24,448,390
345,261	EOG Resources, Inc.	31,218,500

		76,752,351

	Food & Staples Retailing - 3.3%
331,581	Costco Wholesale Corp.	49,030,883
920,040	Kroger Co.	28,502,839

		77,533,722

	Food, Beverage & Tobacco - 6.7%
776,039	Altria Group, Inc.	51,311,699
301,383	Molson Coors Brewing Co. Class B	31,286,569
1,108,549	Mondelez International, Inc. Class A	49,818,192
173,952	Monster Beverage Corp.*	25,108,232

		157,524,692

	Health Care Equipment & Services - 6.7%
415,811	Cerner Corp.*	24,358,208
453,259	HCA Holdings, Inc.*	34,687,911
106,174	McKesson Corp.	13,502,148
462,346	Medtronic plc	37,921,619
338,912	UnitedHealth Group, Inc.	47,898,433

		158,368,319

	Household & Personal Products - 3.6%
639,053	Colgate-Palmolive Co.	45,602,822

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Household & Personal Products - 3.6% - (continued)
457,047	Estee Lauder Cos., Inc. Class A	$39,822,505

		85,425,327

	Insurance - 4.2%
373,144	Chubb Ltd.	47,389,288
381,611	Marsh & McLennan Cos., Inc.	24,190,321
751,494	XL Group Ltd.	26,076,842

		97,656,451

	Materials - 3.6%
559,040	Crown Holdings, Inc.*	30,327,920
284,123	Ecolab, Inc.	32,438,323
89,897	Sherwin-Williams Co.	22,012,179

		84,778,422

	Media - 2.1%
779,847	Comcast Corp. Class A	48,210,142

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
152,646	Allergan plc*	31,893,855
642,347	Bristol-Myers Squibb Co.	32,701,886
394,374	Eli Lilly & Co.	29,120,576
706,595	Merck & Co., Inc.	41,491,258
151,198	Thermo Fisher Scientific, Inc.	22,230,642

		157,438,217

	Retailing - 6.0%
41,145	AutoZone, Inc.*	30,536,173
477,775	Dollar Tree, Inc.*	36,095,901
555,969	Lowe’s Cos., Inc.	37,055,334
498,692	TJX Cos., Inc.	36,778,535

		140,465,943

	Semiconductors & Semiconductor Equipment - 2.0%
296,482	Analog Devices, Inc.	19,004,496
81,765	Broadcom Ltd.	13,922,944
218,941	QUALCOMM, Inc.	15,045,626

		47,973,066

	Software & Services - 14.4%
206,586	Accenture plc Class A	24,013,557
284,713	Adobe Systems, Inc.*	30,609,495
70,752	Alphabet, Inc. Class A*	57,302,045
20,229	Alphabet, Inc. Class C*	15,870,460
352,805	Automatic Data Processing, Inc.	30,715,203
224,424	Electronic Arts, Inc.*	17,621,772
125,935	Facebook, Inc. Class A*	16,496,226
34,562	Genpact Ltd.*	794,580
523,464	GoDaddy, Inc. Class A*	18,734,776
191,575	Jack Henry & Associates, Inc.	15,521,406
408,383	Mastercard, Inc. Class A	43,705,149
607,873	Microsoft Corp.	36,423,750
413,832	PayPal Holdings, Inc.*	17,240,241
160,048	Workday, Inc. Class A*	13,872,961

		338,921,621

	Technology Hardware & Equipment - 3.0%
631,318	Apple, Inc.	71,679,846

	Transportation - 1.2%
165,873	FedEx Corp.	28,914,981

	Utilities - 5.0%
623,650	American Electric Power Co., Inc.	40,437,466
372,856	NextEra Energy, Inc.	47,725,568

The accompanying notes are an integral part of these financial statements.

62

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Utilities - 5.0% - (continued)
397,733	Pinnacle West Capital Corp.	$30,279,413

		118,442,447

	Total Common Stocks (cost $2,180,216,534)	$2,249,393,550

	Total Long-Term Investments (cost $2,180,216,534)	$2,249,393,550

SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.8%
88,699,359	Fidelity Institutional Government Fund, Institutional Class	$88,699,359

	Total Short-Term Investments (cost $88,699,359)	$88,699,359

Total Investments (cost $2,268,915,893)^	99.4%	$2,338,092,909
Other Assets and Liabilities	0.6%	13,900,882

Total Net Assets	100.0%	$2,351,993,791

The accompanying notes are an integral part of these financial statements.

63

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $2,270,778,221 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$126,754,339
Unrealized Depreciation	(59,439,651)

Net Unrealized Appreciation	$67,314,688

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	550	12/16/2016	$59,150,899	$58,302,750	$(848,149)

Total futures contracts					$(848,149)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

The accompanying notes are an integral part of these financial statements.

64

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$190,039,594	$190,039,594	$—	$—
Capital Goods	138,114,945	138,114,945	—	—
Commercial & Professional Services	70,631,347	70,631,347	—	—
Consumer Durables & Apparel	48,864,112	48,864,112	—	—
Consumer Services	68,785,239	68,785,239	—	—
Diversified Financials	42,872,766	42,872,766	—	—
Energy	76,752,351	76,752,351	—	—
Food & Staples Retailing	77,533,722	77,533,722	—	—
Food, Beverage & Tobacco	157,524,692	157,524,692	—	—
Health Care Equipment & Services	158,368,319	158,368,319	—	—
Household & Personal Products	85,425,327	85,425,327	—	—
Insurance	97,656,451	97,656,451	—	—
Materials	84,778,422	84,778,422	—	—
Media	48,210,142	48,210,142	—	—
Pharmaceuticals, Biotechnology & Life Sciences	157,438,217	157,438,217	—	—
Retailing	140,465,943	140,465,943	—	—
Semiconductors & Semiconductor Equipment	47,973,066	47,973,066	—	—
Software & Services	338,921,621	338,921,621	—	—
Technology Hardware & Equipment	71,679,846	71,679,846	—	—
Transportation	28,914,981	28,914,981	—	—
Utilities	118,442,447	118,442,447	—	—
Short-Term Investments	88,699,359	88,699,359	—	—

Total	$2,338,092,909	$2,338,092,909	$—	$—

Liabilities
Futures Contracts(2)	$(848,149)	$(848,149)	$—	$—

Total	$(848,149)	$(848,149)	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

65

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Automobiles & Components - 1.1%
7,287,990	Ford Motor Co.	$85,561,003

	Banks - 10.9%
9,696,645	Bank of America Corp.	159,994,642
1,049,240	Bank of Nova Scotia	56,407,142
3,050,510	JP Morgan Chase & Co.	211,278,323
1,501,321	PNC Financial Services Group, Inc.	143,526,288
747,425	US Bancorp	33,454,743
4,700,280	Wells Fargo & Co.	216,259,883

		820,921,021

	Capital Goods - 4.6%
434,220	Boeing Co.	61,845,955
711,545	Caterpillar, Inc.	59,385,546
1,125,160	Eaton Corp. plc	71,751,453
843,222	Honeywell International, Inc.	92,484,589
250,180	Lockheed Martin Corp.	61,639,348

		347,106,891

	Commercial & Professional Services - 0.7%
1,112,470	Nielsen Holdings plc	50,083,399

	Consumer Services - 0.8%
2,556,559	Hilton Worldwide Holdings, Inc.	57,778,233

	Diversified Financials - 4.7%
301,260	BlackRock, Inc.	102,801,962
221,270	Goldman Sachs Group, Inc.	39,439,165
176,310	Intercontinental Exchange, Inc.	47,672,461
1,363,679	Invesco Ltd.	38,305,743
893,630	Northern Trust Corp.	64,716,685
2,132,920	Synchrony Financial	60,980,183

		353,916,199

	Energy - 10.0%
961,820	Anadarko Petroleum Corp.	57,170,581
1,819,350	Chevron Corp.	190,576,912
525,943	EOG Resources, Inc.	47,555,766
1,516,746	Exxon Mobil Corp.	126,375,277
714,260	Halliburton Co.	32,855,960
2,011,290	Hess Corp.	96,481,581
866,158	Marathon Petroleum Corp.	37,755,827
852,503	Royal Dutch Shell plc Class B	21,988,186
2,067,580	Suncor Energy, Inc.	62,068,752
1,695,119	Total S.A. ADR	80,924,981

		753,753,823

	Food & Staples Retailing - 2.2%
358,780	Costco Wholesale Corp.	53,052,799
757,150	CVS Health Corp.	63,676,315
564,687	Walgreens Boots Alliance, Inc.	46,716,555

		163,445,669

	Food, Beverage & Tobacco - 3.9%
1,254,260	Coca-Cola Co.	53,180,624
1,745,140	Mondelez International, Inc. Class A	78,426,591
791,330	PepsiCo, Inc.	84,830,576
839,995	Philip Morris International, Inc.	81,009,118

		297,446,909

	Health Care Equipment & Services - 4.3%
1,098,090	Cardinal Health, Inc.	75,427,802
208,430	McKesson Corp.	26,506,043

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Health Care Equipment & Services - 4.3% - (continued)
1,577,560	Medtronic plc	$129,391,471
663,526	UnitedHealth Group, Inc.	93,776,130

		325,101,446

	Household & Personal Products - 0.5%
521,690	Colgate-Palmolive Co.	37,227,798

	Insurance - 7.6%
1,424,333	Chubb Ltd.	180,890,291
1,388,510	Marsh & McLennan Cos., Inc.	88,017,649
1,131,735	MetLife, Inc.	53,146,275
1,933,325	Principal Financial Group, Inc.	105,559,545
1,677,130	Prudential Financial, Inc.	142,203,853

		569,817,613

	Materials - 3.7%
320,080	Ball Corp.	24,668,566
836,530	BHP Billiton plc ADR	25,296,667
1,320,970	Celanese Corp. Series A	96,325,132
1,247,990	Dow Chemical Co.	67,154,342
1,508,420	International Paper Co.	67,924,153

		281,368,860

	Media - 3.1%
3,219,182	Comcast Corp. Class A	199,009,831
1,233,346	Twenty-First Century Fox, Inc. Class A	32,400,000

		231,409,831

	Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
4,015,730	AstraZeneca plc ADR	113,725,474
2,542,890	Bristol-Myers Squibb Co.	129,458,530
1,127,453	Eli Lilly & Co.	83,251,129
1,186,197	Johnson & Johnson	137,586,990
3,804,908	Merck & Co., Inc.	223,424,198
2,797,783	Pfizer, Inc.	88,717,699

		776,164,020

	Real Estate - 0.3%
176,090	American Tower Corp. REIT	20,635,987

	Retailing - 1.8%
417,900	Expedia, Inc.	54,005,217
418,720	L Brands, Inc.	30,227,397
818,070	Lowe’s Cos., Inc.	54,524,365

		138,756,979

	Semiconductors & Semiconductor Equipment - 3.0%
5,319,560	Intel Corp.	185,493,057
550,570	Texas Instruments, Inc.	39,007,885

		224,500,942

	Software & Services - 7.4%
830,445	Accenture plc Class A	96,530,927
240,077	Alphabet, Inc. Class A*	194,438,362
4,431,732	Microsoft Corp.	265,549,382

		556,518,671

	Technology Hardware & Equipment - 4.4%
1,106,985	Apple, Inc.	125,687,077
285,430	Avnet, Inc.	11,973,789
3,852,965	Cisco Systems, Inc.	118,208,966
997,040	Motorola Solutions, Inc.	72,365,163

		328,234,995

The accompanying notes are an integral part of these financial statements.

66

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Telecommunication Services - 2.1%
3,281,690	Verizon Communications, Inc.	$157,849,289

	Transportation - 4.9%
426,076	Canadian National Railway Co.	26,787,398
2,969,321	CSX Corp.	90,593,984
1,379,160	Delta Air Lines, Inc.	57,607,513
342,070	FedEx Corp.	59,629,642
1,234,213	United Parcel Service, Inc. Class B	132,998,793

		367,617,330

	Utilities - 5.0%
1,291,415	Dominion Resources, Inc.	97,114,408
1,182,950	Edison International	86,923,166
1,862,175	Exelon Corp.	63,444,302
988,545	NextEra Energy, Inc.	126,533,760

		374,015,636

	Total Common Stocks (cost $5,604,108,505)	$7,319,232,544

	Total Long-Term Investments (cost $5,604,108,505)	$7,319,232,544

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
191,867,469	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$191,867,469

	Total Short-Term Investments (cost $191,867,469)	$191,867,469

Total Investments (cost $5,795,975,974)^	99.8%	$7,511,100,013
Other Assets and Liabilities	0.2%	11,460,608

Total Net Assets	100.0%	$7,522,560,621

The accompanying notes are an integral part of these financial statements.

67

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $5,804,502,196 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,800,899,442
Unrealized Depreciation	(94,301,625)

Net Unrealized Appreciation	$1,706,597,817

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

68

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$85,561,003	$85,561,003	$—	$—
Banks	820,921,021	820,921,021	—	—
Capital Goods	347,106,891	347,106,891	—	—
Commercial & Professional Services	50,083,399	50,083,399	—	—
Consumer Services	57,778,233	57,778,233	—	—
Diversified Financials	353,916,199	353,916,199	—	—
Energy	753,753,823	731,765,637	21,988,186	—
Food & Staples Retailing	163,445,669	163,445,669	—	—
Food, Beverage & Tobacco	297,446,909	297,446,909	—	—
Health Care Equipment & Services	325,101,446	325,101,446	—	—
Household & Personal Products	37,227,798	37,227,798	—	—
Insurance	569,817,613	569,817,613	—	—
Materials	281,368,860	281,368,860	—	—
Media	231,409,831	231,409,831	—	—
Pharmaceuticals, Biotechnology & Life Sciences	776,164,020	776,164,020	—	—
Real Estate	20,635,987	20,635,987	—	—
Retailing	138,756,979	138,756,979	—	—
Semiconductors & Semiconductor Equipment	224,500,942	224,500,942	—	—
Software & Services	556,518,671	556,518,671	—	—
Technology Hardware & Equipment	328,234,995	328,234,995	—	—
Telecommunication Services	157,849,289	157,849,289	—	—
Transportation	367,617,330	367,617,330	—	—
Utilities	374,015,636	374,015,636	—	—
Short-Term Investments	191,867,469	191,867,469	—	—

Total	$7,511,100,013	$7,489,111,827	$21,988,186	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Banks - 12.6%
956,030	BB&T Corp.	$37,476,376
1,774,920	JP Morgan Chase & Co.	122,930,959
478,805	M&T Bank Corp.	58,763,738
935,795	PNC Financial Services Group, Inc.	89,462,002
913,740	US Bancorp	40,899,002
2,543,150	Wells Fargo & Co.	117,010,332

		466,542,409

	Capital Goods - 10.2%
296,845	3M Co.	49,068,479
311,590	Caterpillar, Inc.	26,005,301
1,089,985	Eaton Corp. plc	69,508,343
2,877,720	General Electric Co.	83,741,652
459,550	Honeywell International, Inc.	50,403,444
358,500	Raytheon Co.	48,974,685
475,230	United Technologies Corp.	48,568,506

		376,270,410

	Consumer Durables & Apparel - 1.1%
735,400	VF Corp.	39,866,034

	Consumer Services - 0.9%
290,400	McDonald’s Corp.	32,690,328

	Diversified Financials - 3.4%
155,835	BlackRock, Inc.	53,177,135
1,407,620	Invesco Ltd.	39,540,046
873,715	Thomson Reuters Corp.	34,433,108

		127,150,289

	Energy - 13.2%
1,747,600	Canadian Natural Resources Ltd.	55,416,396
939,450	Chevron Corp.	98,407,388
819,720	Enbridge, Inc.	35,387,312
956,180	Exxon Mobil Corp.	79,668,918
756,655	Occidental Petroleum Corp.	55,167,716
537,080	Phillips 66	43,584,042
2,645,390	Suncor Energy, Inc.	79,414,608
948,320	TransCanada Corp.	42,929,986

		489,976,366

	Food & Staples Retailing - 0.6%
314,300	Wal-Mart Stores, Inc.	22,007,286

	Food, Beverage & Tobacco - 7.5%
883,997	British American Tobacco plc	50,664,462
252,340	Diageo plc ADR	27,134,120
567,005	Kraft Heinz Co.	50,435,095
435,100	PepsiCo, Inc.	46,642,720
1,073,955	Philip Morris International, Inc.	103,572,220

		278,448,617

	Household & Personal Products - 0.6%
246,765	Procter & Gamble Co.	21,419,202

	Insurance - 7.6%
636,900	Chubb Ltd.	80,886,300
1,537,850	Marsh & McLennan Cos., Inc.	97,484,312
1,116,320	MetLife, Inc.	52,422,387
915,700	Principal Financial Group, Inc.	49,997,220

		280,790,219

	Materials - 2.1%
872,370	Dow Chemical Co.	46,942,229
130,395	Nucor Corp.	6,369,796
309,130	Packaging Corp. of America	25,503,225

		78,815,250

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
149,600	Amgen, Inc.	$21,117,536
1,042,240	AstraZeneca plc ADR	29,516,237
669,110	Bristol-Myers Squibb Co.	34,064,390
990,850	Johnson & Johnson	114,928,691
1,493,805	Merck & Co., Inc.	87,716,230
661,104	Novartis AG	46,916,952
2,714,246	Pfizer, Inc.	86,068,741
163,059	Roche Holding AG	37,451,643

		457,780,420

	Retailing - 2.0%
600,620	Home Depot, Inc.	73,281,646

	Semiconductors & Semiconductor Equipment - 4.8%
838,790	Analog Devices, Inc.	53,766,439
2,375,340	Intel Corp.	82,828,106
851,636	Maxim Integrated Products, Inc.	33,750,335
107,000	QUALCOMM, Inc.	7,353,040

		177,697,920

	Software & Services - 4.0%
2,468,575	Microsoft Corp.	147,917,014

	Technology Hardware & Equipment - 2.8%
3,371,250	Cisco Systems, Inc.	103,429,950

	Telecommunication Services - 3.0%
1,059,440	BCE, Inc.	48,134,104
1,321,474	Verizon Communications, Inc.	63,562,899

		111,697,003

	Transportation - 2.1%
696,910	Union Pacific Corp.	61,453,524
166,960	United Parcel Service, Inc. Class B	17,991,609

		79,445,133

	Utilities - 7.1%
716,410	Dominion Resources, Inc.	53,874,032
209,930	Duke Energy Corp.	16,798,599
809,340	Eversource Energy	44,562,260
323,140	NextEra Energy, Inc.	41,361,920
355,500	Sempra Energy	38,074,050
674,090	UGI Corp.	31,203,626
873,740	Xcel Energy, Inc.	36,303,897

		262,178,384

	Total Common Stocks (cost $3,022,312,039)	$3,627,403,880

	Total Long-Term Investments (cost $3,022,312,039)	$3,627,403,880

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
69,297,047	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$69,297,047

	Total Short-Term Investments (cost $69,297,047)	$69,297,047

Total Investments (cost $3,091,609,086)^	99.9%	$3,696,700,927
Other Assets and Liabilities	0.1%	3,362,263

Total Net Assets	100.0%	$3,700,063,190

The accompanying notes are an integral part of these financial statements.

70

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,095,500,354 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$659,540,719
Unrealized Depreciation	(58,340,146)

Net Unrealized Appreciation	$601,200,573

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

71

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$466,542,409	$466,542,409	$—	$—
Capital Goods	376,270,410	376,270,410	—	—
Consumer Durables & Apparel	39,866,034	39,866,034	—	—
Consumer Services	32,690,328	32,690,328	—	—
Diversified Financials	127,150,289	127,150,289	—	—
Energy	489,976,366	489,976,366	—	—
Food & Staples Retailing	22,007,286	22,007,286	—	—
Food, Beverage & Tobacco	278,448,617	227,784,155	50,664,462	—
Household & Personal Products	21,419,202	21,419,202	—	—
Insurance	280,790,219	280,790,219	—	—
Materials	78,815,250	78,815,250	—	—
Pharmaceuticals, Biotechnology & Life Sciences	457,780,420	373,411,825	84,368,595	—
Retailing	73,281,646	73,281,646	—	—
Semiconductors & Semiconductor Equipment	177,697,920	177,697,920	—	—
Software & Services	147,917,014	147,917,014	—	—
Technology Hardware & Equipment	103,429,950	103,429,950	—	—
Telecommunication Services	111,697,003	111,697,003	—	—
Transportation	79,445,133	79,445,133	—	—
Utilities	262,178,384	262,178,384	—	—
Short-Term Investments	69,297,047	69,297,047	—	—

Total	$3,696,700,927	$3,561,667,870	$135,033,057	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9%
	Capital Goods - 5.0%
746,367	AerCap Holdings N.V.*	$30,683,147
1,606,714	Fastenal Co.	62,629,712
998,255	Fortune Brands Home & Security, Inc.	54,534,671
594,537	Middleby Corp.*	66,653,543

		214,501,073

	Commercial & Professional Services - 3.3%
2,097,946	IHS Markit Ltd.*	77,183,434
63,425	Klarna Holding AB(1)(2)(3)	6,761,476
1,852,572	TransUnion*	57,874,349

		141,819,259

	Consumer Durables & Apparel - 1.6%
218,112	Pandora A/S	28,366,664
8,607,560	Samsonite International S.A.	27,062,691
453,031	Under Armour, Inc. Class C*	11,715,382

		67,144,737

	Consumer Services - 2.2%
119,582	Chipotle Mexican Grill, Inc.*	43,140,402
1,288,600	Kroton Educacional S.A.	6,418,778
225,431	Panera Bread Co. Class A*	43,003,218

		92,562,398

	Diversified Financials - 3.1%
1,928,514	Double Eagle Acquisition Corp.*	19,998,690
239,693	Intercontinental Exchange, Inc.	64,810,590
385,941	S&P Global, Inc.	47,026,911

		131,836,191

	Energy - 5.8%
732,514	Anadarko Petroleum Corp.	43,540,632
1,088,693	Baker Hughes, Inc.	60,313,592
273,957	Diamondback Energy, Inc.*	25,009,535
572,431	Energen Corp.	28,695,966
924,036	Newfield Exploration Co.*	37,506,621
201,511	Pioneer Natural Resources Co.	36,074,499
861,000	Seven Generations Energy Ltd. Class A*	18,358,757

		249,499,602

	Food & Staples Retailing - 1.5%
429,778	Costco Wholesale Corp.	63,551,273

	Food, Beverage & Tobacco - 1.9%
365,857	Monster Beverage Corp.*	52,807,799
2,169,917	Nomad Foods Ltd.*	26,668,280

		79,476,079

	Health Care Equipment & Services - 9.8%
822,082	Align Technology, Inc.*	70,633,285
473,430	athenahealth, Inc.*	48,914,788
791,939	DexCom, Inc.*	61,961,307
780,894	Edwards Lifesciences Corp.*	74,356,727
412,656	HCA Holdings, Inc.*	31,580,564
1,028,583	Hologic, Inc.*	37,039,274
489,182	UnitedHealth Group, Inc.	69,136,092
680,574	Veeva Systems, Inc. Class A*	26,440,300

		420,062,337

	Materials - 1.0%
5,839,746	Platform Specialty Products Corp.*	42,571,748

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
167,736	Allergan plc*	35,046,760
709,164	AstraZeneca plc	39,709,696

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.7% - (continued)
2,512,652	Bristol-Myers Squibb Co.	$127,919,113
686,944	Eisai Co., Ltd.	43,777,360
845,725	Mylan N.V.*	30,868,963
1,144,000	Ono Pharmaceutical Co., Ltd.	29,004,594
182,200	Regeneron Pharmaceuticals, Inc.*	62,862,644
13,116	Samsung Biologics Co., Ltd.*	1,558,904

		370,748,034

	Real Estate - 3.0%
676,395	American Tower Corp. REIT	79,266,730
120,991	Equinix, Inc. REIT	43,227,664
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	4,082,688

		126,577,082

	Retailing - 11.9%
161,627	Amazon.com, Inc.*	127,656,237
493,688	Expedia, Inc.	63,799,300
116,585	Honest Co.*(1)(2)(3)	4,373,103
123,196	JAND, Inc. Class A*(1)(2)(3)	1,063,182
1,126,469	Netflix, Inc.*	140,662,184
64,346	Priceline Group, Inc.*	94,860,804
418,006	Tory Burch LLC*(1)(2)(3)	20,356,885
838,434	TripAdvisor, Inc.*	54,062,224

		506,833,919

	Software & Services - 26.1%
515,553	Alibaba Group Holding Ltd. ADR*	52,426,585
110,515	Alphabet, Inc. Class C*	86,703,438
170,760	Baidu, Inc. ADR*	30,200,614
292,210	CoStar Group, Inc.*	54,678,335
1,536,083	Facebook, Inc. Class A*	201,211,512
637,950	Global Payments, Inc.	46,264,134
786,896	GoDaddy, Inc. Class A*	28,163,008
1,863,329	Mobileye N.V.*	69,278,572
1,052,134	PayPal Holdings, Inc.*	43,831,902
665,197	Salesforce.com, Inc.*	49,996,207
861,182	ServiceNow, Inc.*	75,706,510
2,321,029	SS&C Technologies Holdings, Inc.	74,110,456
1,597,300	Tencent Holdings Ltd.	42,332,157
35,300	Trade Desk, Inc. Class A*	888,854
17,556	Ultimate Software Group, Inc.*	3,704,140
1,211,941	Visa, Inc. Class A	99,997,252
1,074,625	Workday, Inc. Class A*	93,148,495
152,661	Zillow Group, Inc. Class A*	5,042,393
1,665,657	Zillow Group, Inc. Class C*	55,566,317

		1,113,250,881

	Technology Hardware & Equipment - 5.0%
1,501,065	Apple, Inc.	170,430,920
514,003	Arista Networks, Inc.*	43,561,754

		213,992,674

	Total Common Stocks (cost $3,577,224,012)	$3,834,427,287

The accompanying notes are an integral part of these financial statements.

73

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 0.1%
	Internet - 0.1%
$2,665,674	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$2,665,674

	Total Corporate Bonds (cost $2,665,674)	$2,665,674

PREFERRED STOCKS - 8.2%
	Capital Goods - 0.5%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	21,766,867

	Commercial & Professional Services - 0.2%
470,535	Rubicon Global Holdings LLC*(1)(2)(3)	9,391,879

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(1)(2)(3)	960,785

	Consumer Services - 0.1%
2,428,921	DraftKings, Inc.*(1)(2)(3)	4,663,528

	Real Estate - 1.1%
2,437,006	Redfin Corp. Series G*(1)(2)(3)	9,455,583
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)	20,291,071
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)	15,942,966

		45,689,620

	Retailing - 0.5%
443,446	Forward Ventures, Inc.*(1)(2)(3)	19,431,804
275,096	JAND, Inc. Series D*(1)(2)(3)	2,374,078

		21,805,882

	Software & Services - 5.6%
1,526,069	Birst, Inc. Series F*(1)(2)(3)	8,118,687
387,642	Cloudera, Inc.*(1)(2)(3)	6,772,106
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)	10,997,385
879,475	ForeScout Technologies, Inc.*(1)(2)(3)	10,694,416
169,309	General Assembly Space, Inc.*(1)(2)(3)	8,299,680
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,895,717
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	11,096,468
610,175	Nutanix, Inc.*(1)(2)	13,711,818
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)	8,578,211
585,996	Trade Desk, Inc. Series C*(1)(2)	13,607,747
2,311,920	Uber Technologies, Inc.*(1)(2)(3)	112,757,489
566,228	Veracode, Inc.*(1)(2)(3)	13,544,174
3,194,823	Zuora, Inc. Series F*(1)(2)(3)	12,970,981

		237,044,879

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B*(1)(2)(3)	372,420
5,747	DocuSign, Inc. Series B-1*(1)(2)(3)	111,549
13,788	DocuSign, Inc. Series D*(1)(2)(3)	267,625
298,549	DocuSign, Inc. Series E*(1)(2)(3)	5,794,836

		6,546,430

	Total Preferred Stocks (cost $238,687,103)	$347,869,870

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C*(1)(2)(3)	$10,203,920

	Total Convertible Preferred Stocks (cost $7,360,451)	$10,203,920

	Total Long-Term Investments (cost $3,825,937,240)	$4,195,166,751

SHORT-TERM INVESTMENTS - 0.0%
	Other Investment Pools & Funds - 0.0%
1,296,661	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,296,661

	Total Short-Term Investments (cost $1,296,661)	$1,296,661

Total Investments (cost $3,827,233,901)^	98.4%	$4,196,463,412
Other Assets and Liabilities	1.6%	68,374,949

Total Net Assets	100.0%	$4,264,838,361

The accompanying notes are an integral part of these financial statements.

74

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,878,805,376 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$481,948,390
Unrealized Depreciation	(164,290,354)

Net Unrealized Appreciation	$317,658,036

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $397,376,798, which represents 9.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	1,526,069	Birst, Inc. Series F Preferred	$8,913,616
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,070
02/2014	298,549	DocuSign, Inc. Series E Preferred	3,920,665
12/2015	2,665,674	DraftKings, Inc.	2,665,674
02/2014	2,428,921	DraftKings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Group Holdings Corp. Preferred	8,964,002
11/2015	879,475	ForeScout Technologies, Inc. Preferred	10,436,730
11/2014	443,446	Forward Ventures, Inc. Preferred	13,805,011
07/2015	169,309	General Assembly Space, Inc. Preferred	8,299,680
08/2014	116,585	Honest Co.	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,451
04/2015	123,196	JAND, Inc. Class A	1,414,943
04/2015	275,096	JAND, Inc. Series D Preferred	3,159,560
08/2015	63,425	Klarna Holding AB	6,956,488
08/2015	4,106,956	Lithium Technology Corp. Preferred	20,017,303
03/2016	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	1,410,890	Pinterest, Inc. Series G Preferred	10,128,909
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
09/2015	470,535	Rubicon Global Holdings LLC Preferred	9,392,114
11/2013	418,006	Tory Burch LLC	32,761,838
02/2016	585,996	Trade Desk, Inc. Series C Preferred	9,171,648
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc. Class A, REIT	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$294,355,394

The accompanying notes are an integral part of these financial statements.

75

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

At October 31, 2016, the aggregate value of these securities was $397,376,798, which represents 9.3% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $370,057,233, which represents 8.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

76

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Capital Goods	$214,501,073	$214,501,073	$—	$—
Commercial & Professional Services	141,819,259	135,057,783	—	6,761,476
Consumer Durables & Apparel	67,144,737	11,715,382	55,429,355	—
Consumer Services	92,562,398	92,562,398	—	—
Diversified Financials	131,836,191	131,836,191	—	—
Energy	249,499,602	249,499,602	—	—
Food & Staples Retailing	63,551,273	63,551,273	—	—
Food, Beverage & Tobacco	79,476,079	79,476,079	—	—
Health Care Equipment & Services	420,062,337	420,062,337	—	—
Materials	42,571,748	42,571,748	—	—
Pharmaceuticals, Biotechnology & Life Sciences	370,748,034	258,256,384	112,491,650	—
Real Estate	126,577,082	122,494,394	—	4,082,688
Retailing	506,833,919	481,040,749	—	25,793,170
Software & Services	1,113,250,881	1,070,918,724	42,332,157	—
Technology Hardware & Equipment	213,992,674	213,992,674	—	—
Corporate Bonds	2,665,674	—	—	2,665,674
Preferred Stocks	347,869,870	—	—	347,869,870
Convertible Preferred Stocks	10,203,920	—	—	10,203,920
Short-Term Investments	1,296,661	1,296,661	—	—

Total	$4,196,463,412	$3,588,833,452	$210,253,162	$397,376,798

(1)	For the year ended October 31, 2016, investments valued at $105,710,062 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and there were no transfers from Level 2 to Level 1.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$37,421,566	$11,202,142	$313,399,315	$—	$362,023,023
Conversions*	10,830,619	—	(10,830,619)	—	—
Purchases	—	—	19,608,378	2,665,674	22,274,052
Sales	—	—	(1,985,715)	—	(1,985,715)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	(195,926)	—	(195,926)
Net change in unrealized appreciation/depreciation	(1,076,151)	(998,222)	27,874,437	—	25,800,064
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(10,538,700)	—	—	—	(10,538,700)

Ending balance	$36,637,334	$10,203,920	$347,869,870	$2,665,674	$397,376,798

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $25,829,571.

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $10,538,700 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

77

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Biotechnology - 21.8%
714,830	Aduro Biotech, Inc.*	$7,684,423
182,587	Alder Biopharmaceuticals, Inc.*	4,427,735
622,831	Alkermes plc*	31,396,911
181,620	Alnylam Pharmaceuticals, Inc.*	6,465,672
172,970	Amgen, Inc.	24,416,445
1,803,073	Arena Pharmaceuticals, Inc.*	2,668,548
1,275,360	ARIAD Pharmaceuticals, Inc.*	11,121,139
194,320	Bluebird Bio, Inc.*	9,278,780
459,970	Celgene Corp.*	46,999,735
983,400	Cytokinetics, Inc.*	9,538,980
159,707	Galapagos N.V.*	9,717,324
425,068	GlycoMimetics, Inc.*	2,563,160
303,888	Incyte Corp.*	26,429,139
142,668	Innate Pharma S.A.*	1,675,183
445,333	Ironwood Pharmaceuticals, Inc.*	5,686,902
452,995	Karyopharm Therapeutics, Inc.*	3,279,684
403,790	Loxo Oncology, Inc.*	8,423,059
714,370	Portola Pharmaceuticals, Inc.*	12,987,247
187,270	PTC Therapeutics, Inc.*	1,162,947
83,812	Regeneron Pharmaceuticals, Inc.*	28,916,816
1,623,880	Rigel Pharmaceuticals, Inc.*	4,222,088
654,889	Syndax Pharmaceuticals, Inc.*	7,734,239
181,510	T2 Biosystems, Inc.*	1,147,143
131,923	TESARO, Inc.*	15,946,852
803,772	Trevena, Inc.*	3,922,407
212,740	Ultragenyx Pharmaceutical, Inc.*	12,549,533

		300,362,091

	Drug Retail - 0.4%
73,453	Walgreens Boots Alliance, Inc.	6,076,767

	Health Care Distributors - 3.0%
265,140	Cardinal Health, Inc.	18,212,467
184,330	McKesson Corp.	23,441,246

		41,653,713

	Health Care Equipment - 24.6%
1,066,980	Abbott Laboratories	41,868,295
508,740	AtriCure, Inc.*	9,279,418
423,970	Baxter International, Inc.	20,176,732
162,001	Becton Dickinson and Co.	27,201,588
1,956,170	Boston Scientific Corp.*	43,035,740
727,800	ConforMIS, Inc.*	5,553,114
233,630	EndoChoice Holdings, Inc.*	1,857,358
795,575	Globus Medical, Inc. Class A*	17,606,075
117,720	Invuity, Inc.*	1,194,858
715,480	K2M Group Holdings, Inc.*	12,213,244
908,748	Medtronic plc	74,535,511
388,402	St. Jude Medical, Inc.	30,233,212
288,920	Stryker Corp.	33,326,922
83,812	Teleflex, Inc.	11,996,011
93,473	Zimmer Biomet Holdings, Inc.	9,852,054

		339,930,132

	Health Care Facilities - 3.7%
152,096	Acadia Healthcare Co., Inc.*	5,469,372
419,430	Community Health Systems, Inc.*	2,214,591
798,500	ConvaTec Group plc*(1)	2,443,411
849,560	Georgia Healthcare Group plc*(1)	3,673,076
300,640	HCA Holdings, Inc.*	23,007,979

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Health Care Facilities - 3.7% - (continued)
109,980	LifePoint Health, Inc.*	$6,582,303
58,900	Universal Health Services, Inc. Class B	7,109,819

		50,500,551

	Health Care Services - 2.0%
445,387	Envision Healthcare Holdings, Inc.*	8,809,755
276,290	Team Health Holdings, Inc.*	11,839,026
446,654	Teladoc, Inc.*	7,258,128

		27,906,909

	Health Care Supplies - 1.0%
142,866	DENTSPLY SIRONA, Inc.	8,224,796
575,220	Endologix, Inc.*	6,016,801

		14,241,597

	Health Care Technology - 2.6%
304,184	Allscripts Healthcare Solutions, Inc.*	3,653,250
114,020	athenahealth, Inc.*	11,780,546
339,083	Cerner Corp.*	19,863,482

		35,297,278

	Internet Software & Services - 0.4%
538,510	Everyday Health, Inc.*	5,654,355

	Life Sciences Tools & Services - 4.9%
106,570	ICON plc*	8,555,440
95,040	Illumina, Inc.*	12,938,745
32,506	Medpace Holdings, Inc.*	943,324
315,850	Patheon N.V.*	8,019,431
4,331	Samsung Biologics Co., Ltd.*	514,762
247,330	Thermo Fisher Scientific, Inc.	36,364,930

		67,336,632

	Managed Health Care - 9.1%
149,210	Aetna, Inc.	16,017,694
123,218	Cigna Corp.	14,641,995
568,630	UnitedHealth Group, Inc.	80,364,478
127,530	WellCare Health Plans, Inc.*	14,475,930

		125,500,097

	Pharmaceuticals - 25.4%
327,708	Allergan plc*	68,471,310
1,258,650	AstraZeneca plc ADR	35,644,968
1,244,240	Bristol-Myers Squibb Co.	63,344,258
167,850	Chugai Pharmaceutical Co., Ltd.	5,719,976
269,730	Eisai Co., Ltd.	17,189,272
577,160	Eli Lilly & Co.	42,617,494
89,840	Hikma Pharmaceuticals plc	1,926,917
238,640	Intersect ENT, Inc.*	3,484,144
77,630	Johnson & Johnson	9,004,304
413,857	Medicines Co.*	13,636,588
764,695	MediWound Ltd.*	4,894,048
675,360	Mylan N.V.*	24,650,640
492,260	MyoKardia, Inc.*	6,620,897
645,338	Nabriva Therapeutics AG ADR*	3,633,253
514,350	Ono Pharmaceutical Co., Ltd.	13,040,658
335,408	Revance Therapeutics, Inc.*	4,477,697
210,240	Shionogi & Co., Ltd.	10,353,895
4,625,600	Sino Biopharmaceutical Ltd.	3,233,085
100,730	Takeda Pharmaceutical Co., Ltd.	4,505,143

The accompanying notes are an integral part of these financial statements.

78

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Pharmaceuticals - 25.4% - (continued)
201,803	UCB S.A.	$13,656,330

		350,104,877

	Total Common Stocks (cost $1,372,773,432)	$1,364,564,999

	Total Long-Term Investments (cost $1,372,773,432)	$1,364,564,999

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
27,706,572	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$27,706,572

	Total Short-Term Investments (cost $27,706,572)	$27,706,572

Total Investments (cost $1,400,480,004)^	100.9%	$1,392,271,571
Other Assets and Liabilities	(0.9)%	(11,972,633)

Total Net Assets	100.0%	$1,380,298,938

The accompanying notes are an integral part of these financial statements.

79

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,424,427,544 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$130,451,069
Unrealized Depreciation	(162,607,042)

Net Unrealized Depreciation	$(32,155,973)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $6,116,487, which represents 0.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

80

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$300,362,091	$288,969,584	$11,392,507	$—
Drug Retail	6,076,767	6,076,767	—	—
Health Care Distributors	41,653,713	41,653,713	—	—
Health Care Equipment	339,930,132	339,930,132	—	—
Health Care Facilities	50,500,551	46,827,475	3,673,076	—
Health Care Services	27,906,909	27,906,909	—	—
Health Care Supplies	14,241,597	14,241,597	—	—
Health Care Technology	35,297,278	35,297,278	—	—
Internet Software & Services	5,654,355	5,654,355	—	—
Life Sciences Tools & Services	67,336,632	67,336,632	—	—
Managed Health Care	125,500,097	125,500,097	—	—
Pharmaceuticals	350,104,877	280,479,601	69,625,276	—
Short-Term Investments	27,706,572	27,706,572	—	—

Total	$1,392,271,571	$1,307,580,712	$84,690,859	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 1.6%
1,735,651	Harley-Davidson, Inc.	$98,966,820

	Banks - 4.8%
355,409	Cullen/Frost Bankers, Inc.	27,007,530
531,795	East West Bancorp, Inc.	21,011,221
117,480	First Citizens BancShares, Inc. Class A	34,186,680
1,105,452	First Republic Bank	82,278,792
1,120,111	M&T Bank Corp.	137,471,223

		301,955,446

	Capital Goods - 8.6%
2,390,435	Allison Transmission Holdings, Inc.	70,015,841
1,213,842	Fastenal Co.	47,315,561
473,329	Heico Corp. Class A	28,399,740
1,346,453	IDEX Corp.	116,387,397
881,539	Lennox International, Inc.	128,607,725
822,917	MSC Industrial Direct Co., Inc. Class A	59,908,358
1,674,345	NOW, Inc.*	36,098,878
1,019,782	PACCAR, Inc.	56,006,428

		542,739,928

	Commercial & Professional Services - 8.4%
501,734	Cintas Corp.	53,519,966
234,774	Clean Harbors, Inc.*	11,109,506
383,110	Dun & Bradstreet Corp.	47,831,283
779,095	Equifax, Inc.	96,584,407
2,382,210	Robert Half International, Inc.	89,142,298
3,260,532	TransUnion*	101,859,020
1,022,875	TriNet Group, Inc.*	19,199,364
284,312	UniFirst Corp.	34,828,220
1,013,496	Waste Connections, Inc.	76,225,034

		530,299,098

	Consumer Durables & Apparel - 2.5%
832,315	Harman International Industries, Inc.	66,343,829
61,071	NVR, Inc.*	93,011,133

		159,354,962

	Consumer Services - 1.2%
599,451	Aramark	22,317,561
1,148,617	Choice Hotels International, Inc.	55,650,493

		77,968,054

	Diversified Financials - 5.3%
543,501	Factset Research Systems, Inc.	84,090,475
706,213	Invesco Ltd.	19,837,523
461,039	Moody’s Corp.	46,343,640
866,731	MSCI, Inc.	69,503,159
894,824	Northern Trust Corp.	64,803,154
1,128,302	SEI Investments Co.	50,017,628

		334,595,579

	Energy - 8.2%
469,027	Cimarex Energy Co.	60,565,457
625,088	Diamondback Energy, Inc.*	57,064,284
1,485,271	Energen Corp.	74,456,635
1,347,458	Newfield Exploration Co.*	54,693,320
966,570	Parsley Energy, Inc. Class A*	31,800,153
3,000,055	Patterson-UTI Energy, Inc.	67,441,236
3,941,149	QEP Resources, Inc.	63,334,264
881,169	SM Energy Co.	29,633,713
709,078	World Fuel Services Corp.	28,540,390
4,852,082	WPX Energy, Inc.*	52,693,611

		520,223,063

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Food & Staples Retailing - 0.7%
487,729	PriceSmart, Inc.	$44,358,952

	Health Care Equipment & Services - 4.9%
1,304,779	DENTSPLY SIRONA, Inc.	75,116,127
1,398,767	Patterson Cos., Inc.	59,741,339
926,472	STERIS plc	61,906,859
285,996	Teleflex, Inc.	40,934,607
783,092	Varian Medical Systems, Inc.*	71,049,937

		308,748,869

	Insurance - 5.7%
118,259	Alleghany Corp.*	61,046,478
150,347	Fairfax Financial Holdings Ltd.	77,000,575
149,357	Markel Corp.*	131,050,313
57,459	White Mountains Insurance Group Ltd.	47,674,882
778,394	WR Berkley Corp.	44,446,297

		361,218,545

	Materials - 3.4%
1,006,352	Ball Corp.	77,559,549
857,226	Packaging Corp. of America	70,721,145
136,490	Sherwin-Williams Co.	33,420,941
732,149	Silgan Holdings, Inc.	37,302,992

		219,004,627

	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
775,780	Agios Pharmaceuticals, Inc.*	37,113,315
1,608,276	Alkermes plc*	81,073,193
560,934	Alnylam Pharmaceuticals, Inc.*	19,969,250
3,478,882	ARIAD Pharmaceuticals, Inc.*	30,335,851
242,990	Bluebird Bio, Inc.*	11,602,773
1,159,990	Ionis Pharmaceuticals, Inc.*	30,136,540
3,202,164	Ironwood Pharmaceuticals, Inc.*	40,891,634
234,920	Mettler-Toledo International, Inc.*	94,926,474
748,863	Puma Biotechnology, Inc.*	28,681,453
287,095	TESARO, Inc.*	34,704,044
504,255	Ultragenyx Pharmaceutical, Inc.*	29,746,002
405,626	Waters Corp.*	56,438,802

		495,619,331

	Retailing - 5.1%
856,983	Advance Auto Parts, Inc.	120,046,179
1,802,325	CarMax, Inc.*	90,008,110
520,682	Tiffany & Co.	38,228,472
1,220,654	TripAdvisor, Inc.*	78,707,770

		326,990,531

	Semiconductors & Semiconductor Equipment - 0.6%
701,518	MKS Instruments, Inc.	35,391,583

	Software & Services - 16.5%
1,585,237	Akamai Technologies, Inc.*	110,126,414
99,318	Blackbaud, Inc.	6,098,125
2,670,487	Cadence Design Systems, Inc.*	68,311,057
5,726,297	Genpact Ltd.*	131,647,568
1,593,644	Global Payments, Inc.	115,571,063
1,431,910	Guidewire Software, Inc.*	82,263,229
716,705	ServiceNow, Inc.*	63,005,537
1,237,700	Total System Services, Inc.	61,736,476
1,929,830	Vantiv, Inc. Class A*	112,624,879
1,209,847	VeriSign, Inc.*	101,651,345
983,432	WEX, Inc.*	107,292,431
966,484	Zillow Group, Inc. Class A*	31,922,967
1,555,371	Zillow Group, Inc. Class C*	51,887,177

		1,044,138,268

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Technology Hardware & Equipment - 5.6%
1,020,546	Amphenol Corp. Class A	$67,284,598
1,772,713	CDW Corp. of Delaware	79,612,541
3,307,962	National Instruments Corp.	92,920,652
4,204,369	Trimble, Inc.*	116,208,759

		356,026,550

	Transportation - 6.4%
853,001	Alaska Air Group, Inc.	61,603,732
146,040	AMERCO	47,081,836
556,211	CH Robinson Worldwide, Inc.	37,889,093
1,285,687	Genesee & Wyoming, Inc. Class A*	87,349,575
796,644	J.B. Hunt Transport Services, Inc.	65,014,117
3,403,679	JetBlue Airways Corp.*	59,496,309
1,025,283	Spirit Airlines, Inc.*	49,141,814

		407,576,476

	Utilities - 2.5%
517,088	Black Hills Corp.	31,981,893
963,667	NiSource, Inc.	22,414,894
2,302,343	UGI Corp.	106,575,458
17,202	WEC Energy Group, Inc.	1,027,303

		161,999,548

	Total Common Stocks (cost $5,442,091,076)	$6,327,176,230

	Total Long-Term Investments (cost $5,442,091,076)	$6,327,176,230

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
26,417,863	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$26,417,863

	Total Short-Term Investments (cost $26,417,863)	$26,417,863

Total Investments (cost $5,468,508,939)^	100.2%	$6,353,594,093
Other Assets and Liabilities	(0.2)%	(10,216,316)

Total Net Assets	100.0%	$6,343,377,777

The accompanying notes are an integral part of these financial statements.

83

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $5,476,250,206 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,039,345,364
Unrealized Depreciation	(162,001,477)

Net Unrealized Appreciation	$877,343,887

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

84

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$98,966,820	$98,966,820	$—	$—
Banks	301,955,446	301,955,446	—	—
Capital Goods	542,739,928	542,739,928	—	—
Commercial & Professional Services	530,299,098	530,299,098	—	—
Consumer Durables & Apparel	159,354,962	159,354,962	—	—
Consumer Services	77,968,054	77,968,054	—	—
Diversified Financials	334,595,579	334,595,579	—	—
Energy	520,223,063	520,223,063	—	—
Food & Staples Retailing	44,358,952	44,358,952	—	—
Health Care Equipment & Services	308,748,869	308,748,869	—	—
Insurance	361,218,545	361,218,545	—	—
Materials	219,004,627	219,004,627	—	—
Pharmaceuticals, Biotechnology & Life Sciences	495,619,331	495,619,331	—	—
Retailing	326,990,531	326,990,531	—	—
Semiconductors & Semiconductor Equipment	35,391,583	35,391,583	—	—
Software & Services	1,044,138,268	1,044,138,268	—	—
Technology Hardware & Equipment	356,026,550	356,026,550	—	—
Transportation	407,576,476	407,576,476	—	—
Utilities	161,999,548	161,999,548	—	—
Short-Term Investments	26,417,863	26,417,863	—	—

Total	$6,353,594,093	$6,353,594,093	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

85

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Automobiles & Components - 1.4%
226,579	Goodyear Tire & Rubber Co.	$6,577,588

	Banks - 9.7%
122,376	Bank of the Ozarks, Inc.	4,523,017
142,961	BankUnited, Inc.	4,165,883
238,619	Comerica, Inc.	12,429,664
73,787	IBERIABANK Corp.	4,844,117
217,525	Provident Financial Services, Inc.	4,935,642
59,515	South State Corp.	4,365,425
350,809	Zions Bancorp	11,299,558

		46,563,306

	Capital Goods - 8.3%
172,813	Generac Holdings, Inc.*	6,582,447
40,903	Herc Holdings, Inc.*	1,230,771
49,335	Hubbell, Inc. Class B	5,156,494
130,523	Moog, Inc. Class A*	7,579,471
169,654	NOW, Inc.*	3,657,740
741,275	Sanwa Holdings Corp.	7,382,608
119,629	Sensata Technologies Holding N.V.*	4,274,344
76,567	WESCO International, Inc.*	4,149,932

		40,013,807

	Commercial & Professional Services - 1.3%
173,838	IHS Markit Ltd.*	6,395,500

	Consumer Durables & Apparel - 4.6%
118,760	D.R. Horton, Inc.	3,423,851
46,147,614	Global Brands Group Holding Ltd.*	5,226,943
186,131	Lennar Corp. Class A	7,759,801
236,211	PulteGroup, Inc.	4,393,525
44,524	Toll Brothers, Inc.*	1,221,738

		22,025,858

	Consumer Services - 2.0%
185,384	Bloomin’ Brands, Inc.	3,207,143
168,865	Norwegian Cruise Line Holdings Ltd.*	6,563,783

		9,770,926

	Diversified Financials - 1.5%
31,565	MSCI, Inc.	2,531,198
76,543	Raymond James Financial, Inc.	4,601,765

		7,132,963

	Energy - 7.7%
488,446	Cobalt International Energy, Inc.*	461,142
147,141	Diamondback Energy, Inc.*	13,432,502
103,612	Energen Corp.	5,194,070
45,343	HollyFrontier Corp.	1,131,308
242,346	Newfield Exploration Co.*	9,836,824
362,673	QEP Resources, Inc.	5,828,155
443,346	Trican Well Service Ltd.*	951,939

		36,835,940

	Food, Beverage & Tobacco - 2.5%
45,902	Ingredion, Inc.	6,020,965
80,954	Post Holdings, Inc.*	6,171,124

		12,192,089

	Health Care Equipment & Services - 2.6%
121,389	Acadia Healthcare Co., Inc.*	4,365,148
152,357	Brookdale Senior Living, Inc.*	2,198,512
305,981	Envision Healthcare Holdings, Inc.*	6,052,304

		12,615,964

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Insurance - 8.2%
60,734	Argo Group International Holdings Ltd.	$3,376,810
49,621	Assurant, Inc.	3,995,483
54,992	Hanover Insurance Group, Inc.	4,189,841
111,987	Reinsurance Group of America, Inc.	12,078,918
184,262	Unum Group	6,522,875
263,789	XL Group Ltd.	9,153,478

		39,317,405

	Materials - 9.2%
123,402	Bemis Co., Inc.	6,012,146
100,659	Cabot Corp.	5,248,360
116,860	Celanese Corp. Series A	8,521,431
124,243	CF Industries Holdings, Inc.	2,983,074
50,784	Crown Holdings, Inc.*	2,755,032
537,750	Louisiana-Pacific Corp.*	9,867,713
249,817	Methanex Corp.	9,080,848

		44,468,604

	Media - 2.6%
230,470	Interpublic Group of Cos., Inc.	5,160,223
84,970	John Wiley & Sons, Inc. Class A	4,384,452
103,227	Quebecor, Inc. Class B	2,896,790

		12,441,465

	Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
203,334	Endo International plc*	3,812,512

	Real Estate - 8.9%
98,710	American Assets Trust, Inc. REIT	3,919,774
92,465	Equity LifeStyle Properties, Inc. REIT	7,012,546
53,329	Extra Space Storage, Inc. REIT	3,901,016
181,600	Forest City Realty Trust, Inc. Class A REIT	3,920,744
188,268	LaSalle Hotel Properties REIT	4,471,365
48,897	Life Storage, Inc. REIT	3,943,543
75,313	PS Business Parks, Inc. REIT	8,268,614
260,660	STORE Capital Corp. REIT	7,113,412

		42,551,014

	Retailing - 0.9%
204,928	DSW, Inc. Class A	4,256,355

	Semiconductors & Semiconductor Equipment - 5.7%
285,196	Microsemi Corp.*	12,015,308
142,588	Qorvo, Inc.*	7,935,022
179,538	Silicon Motion Technology Corp. ADR	7,291,038

		27,241,368

	Software & Services - 3.2%
209,390	Booz Allen Hamilton Holding Corp.	6,380,113
212,173	SS&C Technologies Holdings, Inc.	6,774,684
64,328	Verint Systems, Inc.*	2,315,808

		15,470,605

	Technology Hardware & Equipment - 5.5%
191,191	Arrow Electronics, Inc.*	11,685,594
112,438	CommScope Holding Co., Inc.*	3,434,981
68,595	Harris Corp.	6,119,360
154,649	Keysight Technologies, Inc.*	5,072,487

		26,312,422

	Telecommunication Services - 0.8%
84,148	Millicom International Cellular S.A.	3,697,191

	Transportation - 4.9%
111,692	Genesee & Wyoming, Inc. Class A*	7,588,355

The accompanying notes are an integral part of these financial statements.

86

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Transportation - 4.9% - (continued)
138,814	Hertz Global Holdings, Inc.*	$4,601,684
214,433	Knight Transportation, Inc.	6,272,165
75,543	Ryder System, Inc.	5,241,929

		23,704,133

	Utilities - 5.7%
220,741	Alliant Energy Corp.	8,399,195
177,101	Great Plains Energy, Inc.	5,036,752
32,583	Portland General Electric Co.	1,421,922
268,592	UGI Corp.	12,433,124

		27,290,993

	Total Common Stocks (cost $446,393,204)	$470,688,008

	Total Long-Term Investments (cost $446,393,204)	$470,688,008

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
9,571,886	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$9,571,886

	Total Short-Term Investments (cost $9,571,886)	$9,571,886

Total Investments (cost $455,965,090)^	100.0%	$480,259,894
Other Assets and Liabilities	0.0%	185,672

Total Net Assets	100.0%	$480,445,566

The accompanying notes are an integral part of these financial statements.

87

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $459,364,383 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$52,238,727
Unrealized Depreciation	(31,343,216)

Net Unrealized Appreciation	$20,895,511

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

88

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$6,577,588	$6,577,588	$—	$—
Banks	46,563,306	46,563,306	—	—
Capital Goods	40,013,807	32,631,199	7,382,608	—
Commercial & Professional Services	6,395,500	6,395,500	—	—
Consumer Durables & Apparel	22,025,858	16,798,915	5,226,943	—
Consumer Services	9,770,926	9,770,926	—	—
Diversified Financials	7,132,963	7,132,963	—	—
Energy	36,835,940	36,835,940	—	—
Food, Beverage & Tobacco	12,192,089	12,192,089	—	—
Health Care Equipment & Services	12,615,964	12,615,964	—	—
Insurance	39,317,405	39,317,405	—	—
Materials	44,468,604	44,468,604	—	—
Media	12,441,465	12,441,465	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,812,512	3,812,512	—	—
Real Estate	42,551,014	42,551,014	—	—
Retailing	4,256,355	4,256,355	—	—
Semiconductors & Semiconductor Equipment	27,241,368	27,241,368	—	—
Software & Services	15,470,605	15,470,605	—	—
Technology Hardware & Equipment	26,312,422	26,312,422	—	—
Telecommunication Services	3,697,191	—	3,697,191	—
Transportation	23,704,133	23,704,133	—	—
Utilities	27,290,993	27,290,993	—	—
Short-Term Investments	9,571,886	9,571,886	—	—

Total	$480,259,894	$463,953,152	$16,306,742	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	(43,728)	(43,728)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(9,672)	(9,672)
Net change in unrealized appreciation/depreciation	40,646	40,646
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $0.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.6%
28,688	Cooper Tire & Rubber Co.	$1,054,284
4,386	Cooper-Standard Holding, Inc.*	400,310
4,534	Drew Industries, Inc.	406,020
15,766	Superior Industries International, Inc.	386,267
6,230	Visteon Corp.	439,900

		2,686,781

	Banks - 7.2%
102,935	Banc of California, Inc.	1,369,036
52,763	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,423,018
10,340	Berkshire Hills Bancorp, Inc.	305,547
14,487	Customers Bancorp, Inc.*	392,163
16,920	Essent Group Ltd.*	447,365
13,300	Fidelity Southern Corp.	242,459
68,698	First BanCorp*	352,421
104,015	First NBC Bank Holding Co.*	561,681
39,967	Flagstar Bancorp, Inc.*	1,096,295
26,108	Hancock Holding Co.	875,923
39,902	HomeStreet, Inc.*	1,099,300
6,849	IBERIABANK Corp.	449,637
9,971	MainSource Financial Group, Inc.	248,876
57,154	Popular, Inc.	2,074,690
32,029	Radian Group, Inc.	435,274
18,469	Trustmark Corp.	511,222
15,246	Walker & Dunlop, Inc.*	366,971

		12,251,878

	Capital Goods - 9.3%
10,860	American Railcar Industries, Inc.	399,431
6,860	American Woodmark Corp.*	512,442
7,764	Applied Industrial Technologies, Inc.	394,411
7,967	Argan, Inc.	452,924
22,397	Briggs & Stratton Corp.	417,032
20,881	Chart Industries, Inc.*	579,239
32,208	Comfort Systems USA, Inc.	929,201
21,877	Continental Building Products, Inc.*	447,385
24,052	DigitalGlobe, Inc.*	603,705
9,499	Encore Wire Corp.	324,391
55,172	Energy Recovery, Inc.*	673,650
7,696	EnerSys	501,240
15,007	Gibraltar Industries, Inc.*	583,772
14,953	Greenbrier Cos., Inc.	471,019
18,493	Insteel Industries, Inc.	497,462
64,197	Kratos Defense & Security Solutions, Inc.*	360,787
10,144	LB Foster Co. Class A	125,786
5,546	Lydall, Inc.*	259,275
33,042	Manitowoc Co., Inc.	133,490
30,969	MasTec, Inc.*	884,165
57,049	Meritor, Inc.*	586,464
39,970	MRC Global, Inc.*	589,158
28,329	NCI Building Systems, Inc.*	407,938
36,492	NOW, Inc.*	786,767
27,974	Supreme Industries, Inc. Class A	341,003
63,515	TASER International, Inc.*	1,421,466
4,200	Timken Co.	138,810
18,629	Trex Co., Inc.*	1,002,426
10,451	Triumph Group, Inc.	247,689
9,506	Universal Forest Products, Inc.	817,421

		15,889,949

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 4.2%
68,103	ACCO Brands Corp.*	$755,943
3,631	Brink’s Co.	143,606
93,153	Civeo Corp.*	105,263
5,401	Deluxe Corp.	330,541
23,189	Ennis, Inc.	339,719
14,826	Essendant, Inc.	227,579
46,062	Herman Miller, Inc.	1,280,524
11,296	HNI Corp.	459,295
9,340	Huron Consulting Group, Inc.*	523,507
7,253	Insperity, Inc.	545,426
19,889	Knoll, Inc.	430,398
2,225	LSC Communications, Inc.*	53,934
46,869	Quad/Graphics, Inc.	1,113,607
31,554	RPX Corp.*	307,967
5,933	RR Donnelley & Sons Co.	105,311
31,378	Steelcase, Inc. Class A	418,896

		7,141,516

	Consumer Durables & Apparel - 2.7%
6,034	CSS Industries, Inc.	151,453
15,179	Ethan Allen Interiors, Inc.	465,995
11,985	iRobot Corp.*	607,640
17,222	La-Z-Boy, Inc.	402,995
20,697	Movado Group, Inc.	456,369
58,829	Smith & Wesson Holding Corp.*	1,554,850
17,033	Sturm Ruger & Co., Inc.	1,047,530

		4,686,832

	Consumer Services - 3.6%
19,512	American Public Education, Inc.*	393,167
12,154	Bob Evans Farms, Inc.	500,988
6,923	Brinker International, Inc.	340,888
19,459	Capella Education Co.	1,422,453
31,019	DeVry Education Group, Inc.	704,131
6,339	International Speedway Corp. Class A	208,553
41,708	LifeLock, Inc.*	671,499
59,765	Scientific Games Corp. Class A*	741,086
16,434	Sotheby’s	589,652
11,226	Strayer Education, Inc.*	658,517

		6,230,934

	Diversified Financials - 6.7%
33,386	AG Mortgage Investment Trust, Inc. REIT	518,485
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	796,492
22,061	Arlington Asset Investment Corp. Class A	315,031
24,761	ARMOUR Residential, Inc. REIT	561,332
107,469	Capstead Mortgage Corp. REIT	1,022,030
23,635	Chimera Investment Corp. REIT	370,361
58,184	CYS Investments, Inc. REIT	501,546
2,225	Donnelley Financial Solutions, Inc.*	47,726
39,689	Green Dot Corp. Class A*	881,096
40,728	Invesco Mortgage Capital, Inc. REIT	608,069
34,238	KCG Holdings, Inc. Class A*	436,877
20,559	Ladder Capital Corp. REIT	260,688
75,586	MFA Financial, Inc. REIT	552,534
21,722	MTGE Investment Corp. REIT	370,360
22,212	Nelnet, Inc. Class A	870,266
67,065	New York Mortgage Trust, Inc. REIT	396,354
68,241	PennyMac Mortgage Investment Trust REIT	1,038,628
28,139	Redwood Trust, Inc. REIT	395,634
90,555	Two Harbors Investment Corp. REIT	754,323

The accompanying notes are an integral part of these financial statements.

90

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Diversified Financials - 6.7% - (continued)
29,307	Western Asset Mortgage Capital Corp. REIT	$296,880
11,762	World Acceptance Corp.*	558,930

		11,553,642

	Energy - 3.2%
53,502	Archrock, Inc.	620,624
39,859	Atwood Oceanics, Inc.	304,124
86,466	Bill Barrett Corp.*	448,759
11,516	Carrizo Oil & Gas, Inc.*	389,586
99,019	EP Energy Corp. Class A*	352,508
19,019	Matador Resources Co.*	414,804
140,724	Northern Oil and Gas, Inc.*	295,521
3,498	Oceaneering International, Inc.	83,252
25,378	Patterson-UTI Energy, Inc.	570,498
78,733	Pioneer Energy Services Corp.*	279,502
5,765	REX American Resources Corp.*	455,377
88,309	Sanchez Energy Corp.*	562,528
6,710	Superior Energy Services, Inc.	95,014
38,322	Unit Corp.*	656,456

		5,528,553

	Food & Staples Retailing - 0.3%
2,900	Ingles Markets, Inc. Class A	114,550
13,335	SpartanNash Co.	373,380

		487,930

	Food, Beverage & Tobacco - 2.1%
9,112	Fresh Del Monte Produce, Inc.	549,909
10,176	John B Sanfilippo & Son, Inc.	515,720
9,242	National Beverage Corp.*	436,592
24,797	Omega Protein Corp.*	552,973
8,613	Sanderson Farms, Inc.	774,998
13,086	Universal Corp.	709,261

		3,539,453

	Health Care Equipment & Services - 5.7%
13,177	Anika Therapeutics, Inc.*	584,532
19,845	Cardiovascular Systems, Inc.*	464,968
2,579	Chemed Corp.	364,722
11,865	Cynosure, Inc. Class A*	506,042
15,828	Glaukos Corp.*	528,655
21,385	Healthways, Inc.*	530,348
49,068	HMS Holdings Corp.*	1,033,863
11,261	Magellan Health, Inc.*	579,378
26,665	Masimo Corp.*	1,466,575
82,329	OraSure Technologies, Inc.*	618,291
13,098	Providence Service Corp.*	530,011
32,502	Quality Systems, Inc.	418,951
11,125	Surgical Care Affiliates, Inc.*	476,039
39,396	Triple-S Management Corp. Class B*	814,709
7,592	WellCare Health Plans, Inc.*	861,768

		9,778,852

	Household & Personal Products - 0.9%
9,272	Medifast, Inc.	380,708
11,618	Nu Skin Enterprises, Inc. Class A	716,250
3,377	Usana Health Sciences, Inc.*	433,945

		1,530,903

	Insurance - 3.5%
50,924	Ambac Financial Group, Inc.*	939,548
13,347	Aspen Insurance Holdings Ltd.	643,993
39,387	Assured Guaranty Ltd.	1,177,277

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 3.5% - (continued)
51,879	CNO Financial Group, Inc.	$782,335
90,734	Genworth Financial, Inc. Class A*	375,639
52,108	Greenlight Capital Re Ltd. Class A*	1,036,949
26,614	Maiden Holdings Ltd.	363,281
64,033	MBIA, Inc.*	493,054
3,700	Validus Holdings Ltd.	189,070

		6,001,146

	Materials - 6.1%
70,545	AK Steel Holding Corp.*	366,834
11,113	Cabot Corp.	579,432
8,742	Carpenter Technology Corp.	276,335
44,843	Chemours Co.	736,770
7,050	Clearwater Paper Corp.*	374,355
57,577	Cliffs Natural Resources, Inc.*	317,825
30,060	Commercial Metals Co.	472,243
41,210	Domtar Corp.	1,481,499
15,238	Innophos Holdings, Inc.	698,510
7,530	Innospec, Inc.	453,682
13,903	Koppers Holdings, Inc.*	455,323
16,800	Mercer International, Inc.	132,720
35,103	Rayonier Advanced Materials, Inc.	453,882
33,655	Ryerson Holding Corp.*	344,964
37,658	Schnitzer Steel Industries, Inc. Class A	909,441
6,935	Stepan Co.	492,593
12,586	Trinseo S.A.	660,136
56,903	Tronox Ltd. Class A	460,914
15,648	Worthington Industries, Inc.	735,456

		10,402,914

	Media - 0.7%
71,862	Gannett Co., Inc.	558,368
36,253	MSG Networks, Inc. Class A*	692,432

		1,250,800

	Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
30,353	Amphastar Pharmaceuticals, Inc.*	550,603
10,212	BioSpecifics Technologies Corp.*	443,099
8,538	Cambrex Corp.*	344,081
34,406	Emergent Biosolutions, Inc.*	919,328
16,418	Enanta Pharmaceuticals, Inc.*	386,151
152,682	Exelixis, Inc.*	1,616,902
23,236	Five Prime Therapeutics, Inc.*	1,127,643
11,428	INC Research Holdings, Inc. Class A*	522,260
50,813	Innoviva, Inc.	523,374
67,162	Lexicon Pharmaceuticals, Inc.*	996,013
41,320	Luminex Corp.*	860,696
319,733	PDL BioPharma, Inc.	1,029,540
12,252	PRA Health Sciences, Inc.*	652,052
42,076	Seres Therapeutics, Inc.*	454,000
31,814	Supernus Pharmaceuticals, Inc.*	629,917
41,699	Xencor, Inc.*	887,772

		11,943,431

	Real Estate - 8.0%
130,426	Brandywine Realty Trust REIT	2,021,603
108,077	CBL & Associates Properties, Inc. REIT	1,156,424
5,203	Coresite Realty Corp. REIT	383,669
44,810	Cousins Properties, Inc. REIT	348,174
11,500	Franklin Street Properties Corp. REIT	133,055
23,691	Government Properties Income Trust REIT	453,446
9,900	Hospitality Properties Trust REIT	270,864

The accompanying notes are an integral part of these financial statements.

91

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Real Estate - 8.0% - (continued)
57,060	Lexington Realty Trust REIT	$578,588
85,403	Mack-Cali Realty Corp. REIT	2,193,149
5,601	Parkway, Inc. REIT*	100,930
21,355	Pennsylvania REIT	416,636
22,182	Physicians Realty Trust REIT	438,538
18,922	Piedmont Office Realty Trust, Inc. Class A, REIT	387,523
21,415	Ramco-Gershenson Properties Trust REIT	371,336
88,041	Select Income REIT	2,178,134
39,009	Summit Hotel Properties, Inc. REIT	506,727
118,431	Washington Prime Group, Inc. REIT	1,242,341
30,095	Xenia Hotels & Resorts, Inc. REIT	469,783

		13,650,920

	Retailing - 3.8%
85,317	American Eagle Outfitters, Inc.	1,453,802
7,796	Big Lots, Inc.	338,346
8,000	Buckle, Inc.	166,800
18,951	Chico’s FAS, Inc.	221,158
7,200	Children’s Place, Inc.	546,840
1,945	Dillard’s, Inc. Class A	119,229
19,432	Finish Line, Inc. Class A	382,616
66,705	Francescas Holding Corp.*	1,071,949
10,633	PetMed Express, Inc.	211,278
77,405	Pier 1 Imports, Inc.	333,616
36,039	Rent-A-Center, Inc.	363,634
19,823	Select Comfort Corp.*	380,403
56,871	Tile Shop Holdings, Inc.*	963,963

		6,553,634

	Semiconductors & Semiconductor Equipment - 5.1%
19,647	Advanced Energy Industries, Inc.*	937,162
140,425	Advanced Micro Devices, Inc.*	1,015,273
10,447	Ambarella, Inc.*	641,132
73,936	Amkor Technology, Inc.*	685,387
27,536	MaxLinear, Inc. Class A*	515,199
106,646	Photronics, Inc.*	1,034,466
26,255	Rudolph Technologies, Inc.*	475,215
5,802	Synaptics, Inc.*	302,400
61,631	Teradyne, Inc.	1,435,386
45,368	Tessera Technologies, Inc.	1,683,153

		8,724,773

	Software & Services - 7.2%
24,917	Alarm.com Holdings, Inc.*	727,078
12,029	Cardtronics plc Class A*	601,450
14,500	Convergys Corp.	423,400
30,652	CSG Systems International, Inc.	1,165,696
103,219	EarthLink Holdings Corp.	590,413
25,343	Manhattan Associates, Inc.*	1,283,370
51,707	Mentor Graphics Corp.	1,494,332
111,686	Mitek Systems, Inc.*	753,880
39,917	Net 1 UEPS Technologies, Inc.*	409,948
9,095	Paycom Software, Inc.*	470,484
18,824	Progress Software Corp.*	506,554
23,554	Shutterstock, Inc.*	1,389,450
27,490	Sykes Enterprises, Inc.*	735,083
44,934	Wix.com Ltd.*	1,797,360

		12,348,498

	Technology Hardware & Equipment - 6.2%
35,381	3D Systems Corp.*	490,734
10,469	Belden, Inc.	678,496

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 6.2% - (continued)
6,496	Benchmark Electronics, Inc.*	$163,374
15,402	Cray, Inc.*	320,362
163,134	Extreme Networks, Inc.*	686,794
33,566	Finisar Corp.*	919,037
11,465	Insight Enterprises, Inc.*	330,077
5,802	InterDigital, Inc.	409,911
28,710	NETGEAR, Inc.*	1,449,855
58,998	Sanmina Corp.*	1,631,295
12,603	SYNNEX Corp.	1,292,312
32,635	Ubiquiti Networks, Inc.*	1,711,053
38,296	Vishay Intertechnology, Inc.	539,974

		10,623,274

	Telecommunication Services - 0.7%
6,103	ATN International, Inc.	412,807
32,801	Telephone & Data Systems, Inc.	847,578

		1,260,385

	Transportation - 2.0%
3,809	Allegiant Travel Co.	525,261
22,980	Echo Global Logistics, Inc.*	487,176
41,460	Hawaiian Holdings, Inc.*	1,866,736
24,473	Swift Transportation Co.*	547,706

		3,426,879

	Utilities - 1.6%
26,622	Atlantic Power Corp.	61,231
19,500	Great Plains Energy, Inc.	554,580
33,924	ONE Gas, Inc.	2,078,862

		2,694,673

	Total Common Stocks (cost $161,848,490)	$170,188,550

	Total Long-Term Investments (cost $161,848,490)	$170,188,550

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
986,175	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$986,175

	Total Short-Term Investments (cost $986,175)	$986,175

Total Investments (cost $162,834,665)^	100.0%	$171,174,725
Other Assets and Liabilities	0.0%	(41,285)

Total Net Assets	100.0%	$171,133,440

The accompanying notes are an integral part of these financial statements.

92

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $162,878,349 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,487,076
Unrealized Depreciation	(11,190,700)

Net Unrealized Appreciation	$8,296,376

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,686,781	$2,686,781	$—	$—
Banks	12,251,878	12,251,878	—	—
Capital Goods	15,889,949	15,889,949	—	—
Commercial & Professional Services	7,141,516	7,141,516	—	—
Consumer Durables & Apparel	4,686,832	4,686,832	—	—
Consumer Services	6,230,934	6,230,934	—	—
Diversified Financials	11,553,642	11,553,642	—	—
Energy	5,528,553	5,528,553	—	—
Food & Staples Retailing	487,930	487,930	—	—
Food, Beverage & Tobacco	3,539,453	3,539,453	—	—
Health Care Equipment & Services	9,778,852	9,778,852	—	—
Household & Personal Products	1,530,903	1,530,903	—	—
Insurance	6,001,146	6,001,146	—	—
Materials	10,402,914	10,402,914	—	—
Media	1,250,800	1,250,800	—	—
Pharmaceuticals, Biotechnology & Life Sciences	11,943,431	11,943,431	—	—
Real Estate	13,650,920	13,650,920	—	—
Retailing	6,553,634	6,553,634	—	—
Semiconductors & Semiconductor Equipment	8,724,773	8,724,773	—	—
Software & Services	12,348,498	12,348,498	—	—
Technology Hardware & Equipment	10,623,274	10,623,274	—	—
Telecommunication Services	1,260,385	1,260,385	—	—
Transportation	3,426,879	3,426,879	—	—
Utilities	2,694,673	2,694,673	—	—
Short-Term Investments	986,175	986,175	—	—

Total	$171,174,725	$171,174,725	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.8%
7,152	Cooper Tire & Rubber Co.	$262,836
8,454	Cooper-Standard Holding, Inc.*	771,597
3,600	Drew Industries, Inc.	322,380
193,212	Tenneco, Inc.*	10,640,185
47,414	Visteon Corp.	3,347,902
12,000	Winnebago Industries, Inc.	339,000

		15,683,900

	Banks - 4.3%
40,939	Banc of California, Inc.	544,489
127,620	FCB Financial Holdings, Inc. Class A*	4,760,226
137,000	First Hawaiian, Inc.*	3,737,360
244,505	First Merchants Corp.	6,882,816
104,151	Great Western Bancorp, Inc.	3,357,828
60,200	IBERIABANK Corp.	3,952,130
454,740	MGIC Investment Corp.*	3,710,678
94,010	Sandy Spring Bancorp, Inc.	2,980,117
346,410	Sterling Bancorp	6,235,380

		36,161,024

	Capital Goods - 9.4%
190,670	AAON, Inc.	5,710,566
19,743	Aegion Corp.*	365,443
165,266	Altra Industrial Motion Corp.	4,875,347
69,937	American Woodmark Corp.*	5,224,294
11,348	Argan, Inc.	645,134
107,292	Armstrong World Industries, Inc.*	4,023,450
126,430	Astronics Corp.*	4,680,439
111,036	AZZ, Inc.	5,912,667
8,800	Caesarstone Ltd.*	311,080
12,070	Comfort Systems USA, Inc.	348,220
49,625	Continental Building Products, Inc.*	1,014,831
13,953	Encore Wire Corp.	476,495
24,500	Energy Recovery, Inc.*	299,145
7,400	EnerSys	481,962
50,684	Esterline Technologies Corp.*	3,722,740
153,236	Generac Holdings, Inc.*	5,836,759
18,369	Gibraltar Industries, Inc.*	714,554
21,700	Global Brass & Copper Holdings, Inc.	622,790
12,100	Greenbrier Cos., Inc.	381,150
80,471	Heico Corp. Class A	4,828,260
15,236	Hyster-Yale Materials Handling, Inc.	886,888
33,169	Lennox International, Inc.	4,839,025
11,768	Lydall, Inc.*	550,154
146,013	Manitowoc Foodservice, Inc.*	2,206,256
42,003	MasTec, Inc.*	1,199,186
129,366	Meritor, Inc.*	1,329,882
40,500	MRC Global, Inc.*	596,970
40,227	NCI Building Systems, Inc.*	579,269
81,777	SiteOne Landscape Supply, Inc.*	2,549,807
62,204	TASER International, Inc.*	1,392,126
56,040	Teledyne Technologies, Inc.*	6,034,387
81,920	Toro Co.	3,922,330
35,711	Trex Co., Inc.*	1,921,609
18,100	Tutor Perini Corp.*	344,805
10,256	Universal Forest Products, Inc.	881,913
40,038	Wabash National Corp.*	450,427

		80,160,360

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Commercial & Professional Services - 4.2%
24,324	Brink’s Co.	$962,014
109,758	Deluxe Corp.	6,717,190
112,383	Exponent, Inc.	6,433,927
65,346	GP Strategies Corp.*	1,689,194
29,730	Herman Miller, Inc.	826,494
93,291	Huron Consulting Group, Inc.*	5,228,961
14,792	Insperity, Inc.	1,112,358
154,535	On Assignment, Inc.*	5,317,549
15,371	Quad/Graphics, Inc.	365,215
59,623	RPX Corp.*	581,920
13,104	TriNet Group, Inc.*	245,962
2,714	UniFirst Corp.	332,465
96,545	WageWorks, Inc.*	5,691,328

		35,504,577

	Consumer Durables & Apparel - 3.6%
29,355	Carter’s, Inc.	2,534,511
103,749	G-III Apparel Group Ltd.*	2,709,924
2,921	Helen of Troy Ltd.*	238,062
10,930	iRobot Corp.*	554,151
324,727	Kate Spade & Co.*	5,439,177
50,938	Smith & Wesson Holding Corp.*	1,346,291
201,653	Steven Madden Ltd.*	6,735,210
15,711	Sturm Ruger & Co., Inc.	966,226
173,060	TopBuild Corp.*	5,214,298
132,462	Vista Outdoor, Inc.*	5,122,306

		30,860,156

	Consumer Services - 5.1%
23,700	American Public Education, Inc.*	477,555
6,236	BJ’s Restaurants, Inc.*	225,120
370,733	Bloomin’ Brands, Inc.	6,413,681
21,391	Capella Education Co.	1,563,682
33,000	DeVry Education Group, Inc.	749,100
13,130	Domino’s Pizza, Inc.	2,222,121
119,332	Dunkin’ Brands Group, Inc.	5,770,896
19,094	Grand Canyon Education, Inc.*	833,262
409,929	La Quinta Holdings, Inc.*	4,103,389
42,900	LifeLock, Inc.*	690,690
90,898	Marriott Vacations Worldwide Corp.	5,779,295
74,498	Papa John’s International, Inc.	5,620,874
42,400	Scientific Games Corp. Class A*	525,760
23,364	Sotheby’s	838,300
18,000	Strayer Education, Inc.*	1,055,880
44,962	Texas Roadhouse, Inc.	1,821,860
171,992	Wingstop, Inc.	4,602,506

		43,293,971

	Diversified Financials - 1.1%
38,000	BGC Partners, Inc. Class A	326,420
132,195	Evercore Partners, Inc. Class A	7,105,481
37,708	Green Dot Corp. Class A*	837,117
78,614	KCG Holdings, Inc. Class A*	1,003,115

		9,272,133

	Energy - 1.7%
82,800	Bill Barrett Corp.*	429,732
6,700	Carrizo Oil & Gas, Inc.*	226,661
18,083	CVR Energy, Inc.	239,781
45,127	Matador Resources Co.*	984,220
131,020	PBF Energy, Inc. Class A	2,856,236
48,217	PDC Energy, Inc.*	2,957,149

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Energy - 1.7% - (continued)
62,277	Pioneer Energy Services Corp.*	$221,083
15,558	REX American Resources Corp.*	1,228,926
128,423	RSP Permian, Inc.*	4,636,070
81,300	Sanchez Energy Corp.*	517,881

		14,297,739

	Food & Staples Retailing - 1.8%
52,758	Casey’s General Stores, Inc.	5,961,126
6,470	Ingles Markets, Inc. Class A	255,565
203,048	Natural Grocers by Vitamin Cottage, Inc.*	2,412,210
76,150	PriceSmart, Inc.	6,925,843

		15,554,744

	Food, Beverage & Tobacco - 1.6%
16,136	Fresh Del Monte Produce, Inc.	973,808
7,900	National Beverage Corp.*	373,196
42,300	Pilgrim’s Pride Corp.	923,832
77,469	Post Holdings, Inc.*	5,905,462
8,073	Sanderson Farms, Inc.	726,408
58,720	TreeHouse Foods, Inc.*	5,136,826

		14,039,532

	Health Care Equipment & Services - 9.3%
79,025	Acadia Healthcare Co., Inc.*	2,841,739
118,920	Anika Therapeutics, Inc.*	5,275,291
12,425	Atrion Corp.	5,456,439
6,455	Chemed Corp.	912,866
137,921	Cynosure, Inc. Class A*	5,882,331
20,362	Glaukos Corp.*	680,091
324,971	Globus Medical, Inc. Class A*	7,191,608
48,729	HMS Holdings Corp.*	1,026,720
52,375	ICU Medical, Inc.*	7,295,837
64,865	LivaNova plc*	3,676,548
15,200	Magellan Health, Inc.*	782,040
38,138	Masimo Corp.*	2,097,590
28,736	Medidata Solutions, Inc.*	1,379,041
19,600	Meridian Bioscience, Inc.	322,420
134,488	Natus Medical, Inc.*	5,292,103
185,624	Omnicell, Inc.*	6,055,983
14,100	Surgical Care Affiliates, Inc.*	603,339
41,715	Team Health Holdings, Inc.*	1,787,488
48,600	Triple-S Management Corp. Class B*	1,005,048
80,640	U.S. Physical Therapy, Inc.	4,588,416
145,555	Vascular Solutions, Inc.*	6,637,308
70,924	WellCare Health Plans, Inc.*	8,050,583

		78,840,829

	Household & Personal Products - 0.2%
15,413	Medifast, Inc.	632,858
6,400	Usana Health Sciences, Inc.*	822,400

		1,455,258

	Insurance - 1.8%
59,533	Ambac Financial Group, Inc.*	1,098,384
110,156	AMERISAFE, Inc.	6,124,674
47,625	Greenlight Capital Re Ltd. Class A*	947,738
126,189	James River Group Holdings Ltd.	4,749,754
73,253	Maiden Holdings Ltd.	999,903
94,800	MBIA, Inc.*	729,960
31,731	Universal Insurance Holdings, Inc.	675,870

		15,326,283

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 4.4%
200,021	Boise Cascade Co.*	$3,850,404
55,055	Chemours Co.	904,554
26,479	Clearwater Paper Corp.*	1,406,035
65,300	Cliffs Natural Resources, Inc.*	360,456
51,926	Coeur Mining, Inc.*	580,533
496,990	Graphic Packaging Holding Co.	6,212,375
401,464	Headwaters, Inc.*	6,584,010
8,800	Innospec, Inc.	530,200
23,600	Koppers Holdings, Inc.*	772,900
421,637	OMNOVA Solutions, Inc.*	3,204,441
205,173	PolyOne Corp.	5,997,207
28,800	Rayonier Advanced Materials, Inc.	372,384
61,911	Silgan Holdings, Inc.	3,154,365
17,873	Stepan Co.	1,269,519
22,806	Trinseo S.A.	1,196,175
4,896	U.S. Concrete, Inc.*	244,310
18,849	Worthington Industries, Inc.	885,903

		37,525,771

	Media - 0.1%
25,432	MSG Networks, Inc. Class A*	485,751

	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
90,842	Achillion Pharmaceuticals, Inc.*	570,488
149,048	Aerie Pharmaceuticals, Inc.*	4,955,846
40,606	Agios Pharmaceuticals, Inc.*	1,942,591
170,650	Alder Biopharmaceuticals, Inc.*	4,138,262
257,510	Amicus Therapeutics, Inc.*	1,776,819
291,140	Aratana Therapeutics, Inc.*	2,358,234
191,500	ARIAD Pharmaceuticals, Inc.*	1,669,880
27,192	BioSpecifics Technologies Corp.*	1,179,861
53,753	Bluebird Bio, Inc.*	2,566,706
22,135	Cambrex Corp.*	892,041
151,389	Coherus Biosciences, Inc.*	4,140,489
23,700	Depomed, Inc.*	529,932
60,178	Emergent Biosolutions, Inc.*	1,607,956
179,287	Exelixis, Inc.*	1,898,649
23,868	FibroGen, Inc.*	395,015
132,186	Five Prime Therapeutics, Inc.*	6,414,987
147,230	Flexion Therapeutics, Inc.*	2,812,093
123,760	GlycoMimetics, Inc.*	746,273
43,467	ImmunoGen, Inc.*	79,110
24,744	Impax Laboratories, Inc.*	497,354
27,169	INC Research Holdings, Inc. Class A*	1,241,623
76,657	Innoviva, Inc.	789,567
48,708	Insys Therapeutics, Inc.*	526,533
171,130	Intersect ENT, Inc.*	2,498,498
111,341	Ionis Pharmaceuticals, Inc.*	2,892,639
147,290	Ironwood Pharmaceuticals, Inc.*	1,880,893
76,677	Lexicon Pharmaceuticals, Inc.*	1,137,120
46,671	Luminex Corp.*	972,157
135,430	Medicines Co.*	4,462,418
32,891	Myriad Genetics, Inc.*	648,282
83,184	Neurocrine Biosciences, Inc.*	3,640,964
621,746	Novavax, Inc.*	945,054
191,387	Otonomy, Inc.*	2,889,944
100,577	PAREXEL International Corp.*	5,859,616
410,943	PDL BioPharma, Inc.	1,323,236
132,010	Portola Pharmaceuticals, Inc.*	2,399,942
33,489	PRA Health Sciences, Inc.*	1,782,285
29,050	Prestige Brands Holdings, Inc.*	1,315,384
123,399	PTC Therapeutics, Inc.*	766,308

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.1% - (continued)
5,312	Puma Biotechnology, Inc.*	$203,450
61,600	Seres Therapeutics, Inc.*	664,664
116,880	Spectrum Pharmaceuticals, Inc.*	413,755
63,895	Supernus Pharmaceuticals, Inc.*	1,265,121
62,302	TESARO, Inc.*	7,531,066
65,886	Ultragenyx Pharmaceutical, Inc.*	3,886,615
24,700	Vanda Pharmaceuticals, Inc.*	366,795
142,878	ZIOPHARM Oncology, Inc.*	811,547

		94,288,062

	Real Estate - 2.7%
68,046	CareTrust, Inc. REIT	958,088
107,949	Coresite Realty Corp. REIT	7,960,159
37,000	Gramercy Property Trust REIT	341,140
189,968	HFF, Inc. Class A REIT	5,058,848
25,800	Medical Properties Trust, Inc. REIT	359,652
50,947	Pennsylvania REIT	993,976
15,880	Physicians Realty Trust REIT	313,948
25,700	RLJ Lodging Trust REIT	506,804
14,100	Sabra Healthcare, Inc. REIT	328,530
14,503	STAG Industrial, Inc. REIT	334,584
353,904	Sunstone Hotel Investors, Inc. REIT	4,445,034
9,407	Urban Edge Properties REIT	242,795
136,693	Washington Prime Group, Inc. REIT	1,433,909

		23,277,467

	Retailing - 4.8%
96,800	American Eagle Outfitters, Inc.	1,649,472
14,009	Big Lots, Inc.	607,991
20,884	Buckle, Inc.	435,431
88,291	Burlington Stores, Inc.*	6,616,528
7,741	Cato Corp. Class A	229,676
25,839	Chico’s FAS, Inc.	301,541
15,800	Children’s Place, Inc.	1,200,010
130,888	Core-Mark Holding Co., Inc.	4,626,891
150,725	DSW, Inc. Class A	3,130,558
15,486	Finish Line, Inc. Class A	304,919
120,769	Five Below, Inc.*	4,538,499
55,346	Francescas Holding Corp.*	889,410
113,105	HSN, Inc.	4,264,059
92,935	Monro Muffler Brake, Inc.	5,111,425
28,600	Overstock.com, Inc.*	418,990
15,400	PetMed Express, Inc.	305,998
47,800	Select Comfort Corp.*	917,282
23,900	Shutterfly, Inc.*	1,171,100
49,222	Tile Shop Holdings, Inc.*	834,313
110,768	Wayfair, Inc. Class A*	3,691,897

		41,245,990

	Semiconductors & Semiconductor Equipment - 3.9%
47,196	Advanced Energy Industries, Inc.*	2,251,249
166,400	Advanced Micro Devices, Inc.*	1,203,072
13,396	Ambarella, Inc.*	822,112
101,563	Cirrus Logic, Inc.*	5,482,371
16,386	Inphi Corp.*	607,921
272,096	Integrated Device Technology, Inc.*	5,635,108
75,647	Kulicke & Soffa Industries, Inc.*	1,001,566
108,688	MACOM Technology Solutions Holdings, Inc.*	3,995,371
58,507	MaxLinear, Inc. Class A*	1,094,666
149,853	MKS Instruments, Inc.	7,560,084

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Semiconductors & Semiconductor Equipment - 3.9% - (continued)
16,397	Synaptics, Inc.*	$854,612
62,783	Tessera Technologies, Inc.	2,329,249

		32,837,381

	Software & Services - 18.9%
97,046	Aspen Technology, Inc.*	4,778,545
31,900	Barracuda Networks, Inc.*	743,908
71,002	Blackbaud, Inc.	4,359,523
136,275	Blackhawk Network Holdings, Inc.*	4,694,674
83,256	Bottomline Technologies de, Inc.*	1,889,079
90,268	BroadSoft, Inc.*	3,750,635
44,150	CACI International, Inc. Class A*	4,320,077
232,579	Cardtronics plc Class A*	11,628,950
73,835	Cass Information Systems, Inc.	3,976,753
9,200	CommVault Systems, Inc.*	492,200
89,951	comScore, Inc.*	2,589,689
31,258	Convergys Corp.	912,734
8,400	Cornerstone OnDemand, Inc.*	346,920
49,609	CSG Systems International, Inc.	1,886,630
194,182	EarthLink Holdings Corp.	1,110,721
220,213	Envestnet, Inc.*	7,784,530
63,299	EPAM Systems, Inc.*	4,074,557
213,049	Everyday Health, Inc.*	2,237,015
121,226	Exlservice Holdings, Inc.*	5,337,581
74,775	Fair Isaac Corp.	9,023,847
315,711	Five9, Inc.*	4,520,982
13,054	Gigamon, Inc.*	721,886
124,736	GrubHub, Inc.*	4,753,689
109,830	Guidewire Software, Inc.*	6,309,733
100,236	HubSpot, Inc.*	5,257,378
126,685	j2 Global, Inc.	9,013,638
6,800	LogMeIn, Inc.	646,000
32,853	Manhattan Associates, Inc.*	1,663,676
100,977	MAXIMUS, Inc.	5,256,863
75,014	MeetMe, Inc.*	366,818
1,626	MicroStrategy, Inc. Class A*	316,761
9,858	NeuStar, Inc. Class A*	221,312
19,200	NIC, Inc.	440,640
106,670	Paycom Software, Inc.*	5,518,039
91,591	PTC, Inc.*	4,345,077
70,113	Q2 Holdings, Inc.*	1,970,175
27,773	Shutterstock, Inc.*	1,638,329
57,955	Sykes Enterprises, Inc.*	1,549,717
9,700	Synchronoss Technologies, Inc.*	356,087
15,100	Syntel, Inc.	303,510
110,218	Take-Two Interactive Software, Inc.*	4,892,577
35,065	Tyler Technologies, Inc.*	5,624,426
105,542	Verint Systems, Inc.*	3,799,512
52,249	WebMD Health Corp.*	2,566,993
60,990	WEX, Inc.*	6,654,009
45,508	Wix.com Ltd.*	1,820,320
168,630	Zendesk, Inc.*	4,433,283

		160,899,998

	Technology Hardware & Equipment - 2.9%
69,300	3D Systems Corp.*	961,191
21,570	Belden, Inc.	1,397,952
22,738	Cray, Inc.*	472,950
45,626	ePlus, Inc.*	4,177,060
8,100	Fabrinet*	307,476

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Technology Hardware & Equipment - 2.9% - (continued)
21,642	InterDigital, Inc.	$1,529,007
52,443	Itron, Inc.*	2,826,678
40,769	Ixia*	487,190
24,210	NETGEAR, Inc.*	1,222,605
127,340	NetScout Systems, Inc.*	3,495,483
5,140	Plantronics, Inc.	265,789
67,561	Rogers Corp.*	3,677,345
22,900	Sanmina Corp.*	633,185
42,651	Ubiquiti Networks, Inc.*	2,236,192
6,510	Universal Display Corp.*	336,567
25,800	Vishay Intertechnology, Inc.	363,780

		24,390,450

	Telecommunication Services - 0.8%
7,300	Cogent Communications Holdings, Inc.	269,370
21,900	IDT Corp. Class B	391,791
19,876	Inteliquent, Inc.	333,718
304,659	ORBCOMM, Inc.*	2,720,605
419,510	Vonage Holdings Corp.*	2,877,839

		6,593,323

	Transportation - 2.3%
5,586	Alaska Air Group, Inc.	403,421
7,756	Allegiant Travel Co.	1,069,552
204,377	Celadon Group, Inc.	1,328,450
63,449	Genesee & Wyoming, Inc. Class A*	4,310,725
43,000	Hawaiian Holdings, Inc.*	1,936,075
233,055	Knight Transportation, Inc.	6,816,859
132,726	Marten Transport Ltd.	2,720,883
43,952	Swift Transportation Co.*	983,646

		19,569,611

	Utilities - 0.1%
6,000	Southwest Gas Corp.	434,760

	Total Common Stocks (cost $791,228,875)	$831,999,070

EXCHANGE TRADED FUNDS - 1.4%
	Other Investment Pools & Funds - 1.4%
83,515	iShares Russell 2000 Growth ETF	$11,681,243

	Total Exchange Traded Funds (cost $11,777,549)	$11,681,243

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Emergent Capital, Inc. Expires 4/11/19*(1)	$—

	Total Warrants (cost $ -)	$—

	Total Long-Term Investments (cost $803,006,424)	$843,680,313

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
1,461,923	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$1,461,923
3,404,055	Morgan Stanley Institutional Liquidity Funds, Institutional Class	3,404,055

	Total Short-Term Investments (cost $4,865,978)	$4,865,978

Total Investments (cost $807,872,402)^	99.9%	$848,546,291
Other Assets and Liabilities	0.1%	830,298

Total Net Assets	100.0%	$849,376,589

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $809,693,656 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$124,033,617
Unrealized Depreciation	(85,180,982)

Net Unrealized Appreciation	$38,852,635

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2016	1,613	Emergent Capital, Inc. Warrants	$—

At October 31, 2016, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

99

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$15,683,900	$15,683,900	$—	$—
Banks	36,161,024	36,161,024	—	—
Capital Goods	80,160,360	80,160,360	—	—
Commercial & Professional Services	35,504,577	35,504,577	—	—
Consumer Durables & Apparel	30,860,156	30,860,156	—	—
Consumer Services	43,293,971	43,293,971	—	—
Diversified Financials	9,272,133	9,272,133	—	—
Energy	14,297,739	14,297,739	—	—
Food & Staples Retailing	15,554,744	15,554,744	—	—
Food, Beverage & Tobacco	14,039,532	14,039,532	—	—
Health Care Equipment & Services	78,840,829	78,840,829	—	—
Household & Personal Products	1,455,258	1,455,258	—	—
Insurance	15,326,283	15,326,283	—	—
Materials	37,525,771	37,525,771	—	—
Media	485,751	485,751	—	—
Pharmaceuticals, Biotechnology & Life Sciences	94,288,062	94,288,062	—	—
Real Estate	23,277,467	23,277,467	—	—
Retailing	41,245,990	41,245,990	—	—
Semiconductors & Semiconductor Equipment	32,837,381	32,837,381	—	—
Software & Services	160,899,998	160,899,998	—	—
Technology Hardware & Equipment	24,390,450	24,390,450	—	—
Telecommunication Services	6,593,323	6,593,323	—	—
Transportation	19,569,611	19,569,611	—	—
Utilities	434,760	434,760	—	—
Exchange Traded Funds	11,681,243	11,681,243	—	—
Warrants	—	—	—	—
Short-Term Investments	4,865,978	4,865,978	—	—

Total	$848,546,291	$848,546,291	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

100

The Hartford Small Company Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2%
	Automobiles & Components - 0.9%
195,099	Fox Factory Holding Corp.*	$4,233,648
5,663	Tenneco, Inc.*	311,862
1,681	Visteon Corp.	118,695

		4,664,205

	Banks - 2.3%
4,545	FCB Financial Holdings, Inc. Class A*	169,529
4,837	First Hawaiian, Inc.*	131,953
8,635	First Merchants Corp.	243,075
3,433	Great Western Bancorp, Inc.	110,680
2,146	IBERIABANK Corp.	140,885
16,003	MGIC Investment Corp.*	130,584
3,447	Sandy Spring Bancorp, Inc.	109,270
264,548	Sterling Bancorp	4,761,864
253,922	United Community Banks, Inc.	5,477,098

		11,274,938

	Capital Goods - 8.0%
6,509	AAON, Inc.	194,945
266,479	Advanced Drainage Systems, Inc.	5,089,749
201,753	Altra Industrial Motion Corp.	5,951,714
2,142	American Woodmark Corp.*	160,007
96,984	Applied Industrial Technologies, Inc.	4,926,787
3,571	Armstrong World Industries, Inc.*	133,913
105,564	Astronics Corp.*	3,907,977
3,472	AZZ, Inc.	184,884
1,699	Esterline Technologies Corp.*	124,792
5,224	Generac Holdings, Inc.*	198,982
52,844	Heico Corp. Class A	3,170,640
1,118	Lennox International, Inc.	163,105
5,058	Manitowoc Foodservice, Inc.*	76,426
97,775	Masonite International Corp.*	5,563,398
67,520	Middleby Corp.*	7,569,667
2,923	SiteOne Landscape Supply, Inc.*	91,139
2,036	Teledyne Technologies, Inc.*	219,236
2,877	Toro Co.	137,751
31,831	WESCO International, Inc.*	1,725,240

		39,590,352

	Commercial & Professional Services - 0.9%
3,144	Deluxe Corp.	192,413
3,779	Exponent, Inc.	216,348
2,374	GP Strategies Corp.*	61,368
2,887	Huron Consulting Group, Inc.*	161,816
5,276	On Assignment, Inc.*	181,547
62,659	WageWorks, Inc.*	3,693,748

		4,507,240

	Consumer Durables & Apparel - 2.5%
1,000	Carter’s, Inc.	86,340
49,484	G-III Apparel Group Ltd.*	1,292,522
289,103	Kate Spade & Co.*	4,842,475
168,984	Steven Madden Ltd.*	5,644,066
6,088	TopBuild Corp.*	183,432
4,672	Vista Outdoor, Inc.*	180,666

		12,229,501

	Consumer Services - 6.4%
13,045	Bloomin’ Brands, Inc.	225,679
576,635	ClubCorp Holdings, Inc.	6,660,134
4,349	Dunkin’ Brands Group, Inc.	210,318
47,207	Jack in the Box, Inc.	4,424,712

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Consumer Services - 6.4% - (continued)
13,583	La Quinta Holdings, Inc.*	$135,966
3,038	Marriott Vacations Worldwide Corp.	193,156
46,643	Panera Bread Co. Class A*	8,897,619
2,352	Papa John’s International, Inc.	177,458
304,972	Planet Fitness, Inc. Class A*	6,465,406
151,898	Wingstop, Inc.	4,064,790

		31,455,238

	Diversified Financials - 2.1%
4,467	Evercore Partners, Inc. Class A	240,101
286,810	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,556,477
424,684	WisdomTree Investments, Inc.	3,643,789

		10,440,367

	Energy - 2.6%
65,600	Centennial Resource Development, Inc. Class A*	974,160
130,802	Patterson-UTI Energy, Inc.	2,940,429
4,603	PBF Energy, Inc. Class A	100,345
1,490	PDC Energy, Inc.*	91,382
240,402	QEP Resources, Inc.	3,863,260
4,444	RSP Permian, Inc.*	160,429
427,050	WPX Energy, Inc.*	4,637,763

		12,767,768

	Food & Staples Retailing - 0.1%
1,856	Casey’s General Stores, Inc.	209,710
6,991	Natural Grocers by Vitamin Cottage, Inc.*	83,053
2,598	PriceSmart, Inc.	236,288

		529,051

	Food, Beverage & Tobacco - 1.1%
270,296	Greencore Group plc	1,090,753
19,332	MGP Ingredients, Inc.	680,680
47,069	Post Holdings, Inc.*	3,588,070
2,126	TreeHouse Foods, Inc.*	185,982

		5,545,485

	Health Care Equipment & Services - 9.5%
7,600	ABIOMED, Inc.*	797,924
105,361	Acadia Healthcare Co., Inc.*	3,788,782
86,176	Align Technology, Inc.*	7,404,242
3,634	Anika Therapeutics, Inc.*	161,204
435	Atrion Corp.	191,030
4,244	Cynosure, Inc. Class A*	181,007
69,741	DexCom, Inc.*	5,456,536
166,299	Globus Medical, Inc. Class A*	3,680,197
1,767	ICU Medical, Inc.*	246,143
75,387	Inogen, Inc.*	4,046,020
246,337	Insulet Corp.*	9,144,030
2,196	LivaNova plc*	124,469
4,614	Natus Medical, Inc.*	181,561
63,186	Nevro Corp.*	5,808,057
6,213	Omnicell, Inc.*	202,699
1,327	Team Health Holdings, Inc.*	56,862
2,726	U.S. Physical Therapy, Inc.	155,109
4,987	Vascular Solutions, Inc.*	227,407
122,437	Veeva Systems, Inc. Class A*	4,756,678
2,071	WellCare Health Plans, Inc.*	235,079

		46,845,036

The accompanying notes are an integral part of these financial statements.

101

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Insurance - 0.8%
4,088	AMERISAFE, Inc.	$227,293
45,125	Assurant, Inc.	3,633,465
4,018	James River Group Holdings Ltd.	151,237

		4,011,995

	Materials - 3.3%
7,057	Boise Cascade Co.*	135,847
17,335	Graphic Packaging Holding Co.	216,687
607,762	Headwaters, Inc.*	9,967,297
14,605	OMNOVA Solutions, Inc.*	110,998
781,838	Platform Specialty Products Corp.*	5,699,599
6,914	PolyOne Corp.	202,096
2,087	Silgan Holdings, Inc.	106,333

		16,438,857

	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
137,280	Aerie Pharmaceuticals, Inc.*	4,564,560
1,447	Agios Pharmaceuticals, Inc.*	69,225
111,376	Alder Biopharmaceuticals, Inc.*	2,700,868
8,824	Amicus Therapeutics, Inc.*	60,886
9,764	Aratana Therapeutics, Inc.*	79,088
6,728	ARIAD Pharmaceuticals, Inc.*	58,668
55,780	Bluebird Bio, Inc.*	2,663,495
82,613	Coherus Biosciences, Inc.*	2,259,466
105,671	Five Prime Therapeutics, Inc.*	5,128,214
5,162	Flexion Therapeutics, Inc.*	98,594
61,533	Galapagos N.V. ADR*	3,730,130
106,750	Global Blood Therapeutics, Inc.*	1,862,788
4,764	GlycoMimetics, Inc.*	28,727
139,912	Intersect ENT, Inc.*	2,042,715
3,809	Ionis Pharmaceuticals, Inc.*	98,958
172,896	Ironwood Pharmaceuticals, Inc.*	2,207,882
4,488	Medicines Co.*	147,880
69,192	MyoKardia, Inc.*	930,632
2,843	Neurocrine Biosciences, Inc.*	124,438
527,697	Novavax, Inc.*	802,099
138,604	Otonomy, Inc.*	2,092,920
3,061	PAREXEL International Corp.*	178,334
75,635	Patheon N.V.*	1,920,373
84,444	Portola Pharmaceuticals, Inc.*	1,535,192
85,877	PTC Therapeutics, Inc.*	533,296
41,093	TESARO, Inc.*	4,967,322
49,173	Ultragenyx Pharmaceutical, Inc.*	2,900,715

		43,787,465

	Real Estate - 3.1%
73,668	Coresite Realty Corp. REIT	5,432,278
55,093	FirstService Corp.	2,234,572
6,359	HFF, Inc. Class A REIT	169,340
356,301	Kennedy-Wilson Holdings, Inc. REIT	7,339,801
11,529	Sunstone Hotel Investors, Inc. REIT	144,804

		15,320,795

	Retailing - 4.0%
3,136,600	Allstar Co.*(1)(2)(3)	3,136,600
2,658	Burlington Stores, Inc.*	199,191
4,469	Core-Mark Holding Co., Inc.	157,979
71,974	Dick’s Sporting Goods, Inc.	4,005,353
128,816	DSW, Inc. Class A	2,675,508
45,539	Five Below, Inc.*	1,711,356
3,625	HSN, Inc.	136,662
75,205	Monro Muffler Brake, Inc.	4,136,275

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Retailing - 4.0% - (continued)
65,552	Tory Burch LLC*(1)(2)(3)	$3,192,381
3,579	Wayfair, Inc. Class A*	119,288

		19,470,593

	Semiconductors & Semiconductor Equipment - 2.4%
2,991	Cirrus Logic, Inc.*	161,454
205,077	Entegris, Inc.*	3,260,724
9,485	Integrated Device Technology, Inc.*	196,434
101,120	MACOM Technology Solutions Holdings, Inc.*	3,717,171
4,923	MKS Instruments, Inc.	248,366
94,293	SunPower Corp.*	682,681
217,841	Tower Semiconductor Ltd.*	3,387,428

		11,654,258

	Software & Services - 26.7%
75,391	2U, Inc.*	2,628,130
3,140	Aspen Technology, Inc.*	154,614
67,191	Atlassian Corp. plc Class A*	1,804,750
2,446	Blackbaud, Inc.	150,184
76,068	Blackhawk Network Holdings, Inc.*	2,620,543
5,200	Blackline, Inc.*	118,300
2,930	Bottomline Technologies de, Inc.*	66,482
129,133	BroadSoft, Inc.*	5,365,476
1,463	CACI International, Inc. Class A*	143,155
7,000	Cardtronics plc Class A*	350,000
2,512	Cass Information Systems, Inc.	135,296
65,627	CommVault Systems, Inc.*	3,511,045
3,065	comScore, Inc.*	88,241
28,714	CoStar Group, Inc.*	5,372,964
4,442	Ellie Mae, Inc.*	470,363
138,709	Envestnet, Inc.*	4,903,363
47,972	EPAM Systems, Inc.*	3,087,958
7,306	Everyday Health, Inc.*	76,713
4,134	Exlservice Holdings, Inc.*	182,020
64,889	Fair Isaac Corp.	7,830,805
194,689	Five9, Inc.*	2,787,947
118,264	Gigamon, Inc.*	6,539,999
211,358	GoDaddy, Inc. Class A*	7,564,503
4,312	GrubHub, Inc.*	164,330
76,056	Guidewire Software, Inc.*	4,369,417
108,786	HubSpot, Inc.*	5,705,826
135,592	InterXion Holding N.V.*	5,048,090
4,168	j2 Global, Inc.	296,553
562,186	Just Eat plc*	3,861,833
3,573	MAXIMUS, Inc.	186,010
144,100	Mimecast Ltd.*	2,916,584
3,089	Paycom Software, Inc.*	159,794
157,721	Paylocity Holding Corp.*	6,859,286
73,872	Proofpoint, Inc.*	5,790,087
3,119	PTC, Inc.*	147,965
2,336	Q2 Holdings, Inc.*	65,642
191,085	SS&C Technologies Holdings, Inc.	6,101,344
40,447	Stamps.com, Inc.*	3,945,605
3,884	Take-Two Interactive Software, Inc.*	172,411
667,714	Telogis, Inc.*(1)(2)(3)	1,923,016
3,400	Trade Desk, Inc. Class A*	85,612
1,199	Tyler Technologies, Inc.*	192,320
22,265	Ultimate Software Group, Inc.*	4,697,692
3,474	Verint Systems, Inc.*	125,064
1,803	WebMD Health Corp.*	88,581
59,601	WEX, Inc.*	6,502,469

The accompanying notes are an integral part of these financial statements.

102

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Software & Services - 26.7% - (continued)
114,514	Wix.com Ltd.*	$4,580,560
181,587	WNS Holdings Ltd. ADR*	4,993,643
46,184	Zendesk, Inc.*	1,214,177
154,837	Zillow Group, Inc. Class C*	5,165,362

		131,312,124

	Technology Hardware & Equipment - 1.2%
38,269	Arista Networks, Inc.*	3,243,298
20,437	Coherent, Inc.*	2,127,900
1,589	ePlus, Inc.*	145,473
1,804	Itron, Inc.*	97,235
4,277	NetScout Systems, Inc.*	117,404
7,400	Quantenna Communications, Inc.*	110,852
2,302	Rogers Corp.*	125,298

		5,967,460

	Telecommunication Services - 0.8%
401,685	ORBCOMM, Inc.*	3,587,047
14,376	Vonage Holdings Corp.*	98,619

		3,685,666

	Transportation - 5.1%
7,287	Celadon Group, Inc.	47,366
2,116	Genesee & Wyoming, Inc. Class A*	143,761
82,673	Kirby Corp.*	4,873,573
353,727	Knight Transportation, Inc.	10,346,515
4,565	Marten Transport Ltd.	93,582
65,012	Spirit Airlines, Inc.*	3,116,025
283,912	Swift Transportation Co.*	6,353,951

		24,974,773

	Utilities - 0.5%
117,400	AquaVenture Holdings Ltd.*	2,492,402

	Total Common Stocks (cost $454,308,778)	$458,965,569

PREFERRED STOCKS - 4.3%
	Consumer Services - 0.3%
177,795	DraftKings, Inc. Series D*(1)(2)(3)	$705,846
160,456	DraftKings, Inc. Series D-1*(1)(2)(3)	837,580

		1,543,426

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	369,103

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)	1,781,312

	Software & Services - 3.3%
106,123	Cloudera, Inc.*(1)(2)(3)	1,853,969
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,708,215
129,162	Nutanix, Inc.*(1)(2)	2,902,521
909,316	Telogis, Inc.*(1)(2)(3)	3,600,891
98,033	Veracode, Inc.*(1)(2)(3)	2,344,949
658,164	Zuora, Inc. Series F*(1)(2)(3)	2,672,146

		16,082,691

	Telecommunication Services - 0.3%
4,044	DocuSign, Inc. Series B*(1)(2)(3)	78,494
1,211	DocuSign, Inc. Series B-1*(1)(2)(3)	23,506
2,906	DocuSign, Inc. Series D*(1)(2)(3)	56,405

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 4.3% - (continued)
	Telecommunication Services - 0.3% - (continued)
62,928	DocuSign, Inc. Series E*(1)(2)(3)	$1,221,433

		1,379,838

	Total Preferred Stocks (cost $18,289,748)	$21,156,370

	Total Long-Term Investments (cost $472,598,526)	$480,121,939

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
11,045,153	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$11,045,153

	Total Short-Term Investments (cost $11,045,153)	$11,045,153

Total Investments (cost $483,643,679)^	99.8%	$491,167,092
Other Assets and Liabilities	0.2%	1,188,144

Total Net Assets	100.0%	$492,355,236

The accompanying notes are an integral part of these financial statements.

103

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $491,240,198 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$45,538,378
Unrealized Depreciation	(45,611,484)

Net Unrealized Depreciation	$(73,106)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $29,408,367, which represents 6.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	62,928	DocuSign, Inc. Series E Preferred	826,396
07/2015	177,795	DraftKings, Inc. Series D Preferred	957,589
07/2015	160,456	DraftKings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC	5,137,734
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,114,769

At October 31, 2016, the aggregate value of these securities was $29,408,367, which represents 6.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $26,505,846, which represents 5.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

104

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,664,205	$4,664,205	$—	$—
Banks	11,274,938	11,274,938	—	—
Capital Goods	39,590,352	39,590,352	—	—
Commercial & Professional Services	4,507,240	4,507,240	—	—
Consumer Durables & Apparel	12,229,501	12,229,501	—	—
Consumer Services	31,455,238	31,455,238	—	—
Diversified Financials	10,440,367	10,440,367	—	—
Energy	12,767,768	12,767,768	—	—
Food & Staples Retailing	529,051	529,051	—	—
Food, Beverage & Tobacco	5,545,485	4,454,732	1,090,753	—
Health Care Equipment & Services	46,845,036	46,845,036	—	—
Insurance	4,011,995	4,011,995	—	—
Materials	16,438,857	16,438,857	—	—
Pharmaceuticals, Biotechnology & Life Sciences	43,787,465	43,787,465	—	—
Real Estate	15,320,795	15,320,795	—	—
Retailing	19,470,593	13,141,612	—	6,328,981
Semiconductors & Semiconductor Equipment	11,654,258	11,654,258	—	—
Software & Services	131,312,124	125,527,275	3,861,833	1,923,016
Technology Hardware & Equipment	5,967,460	5,967,460	—	—
Telecommunication Services	3,685,666	3,685,666	—	—
Transportation	24,974,773	24,974,773	—	—
Utilities	2,492,402	2,492,402	—	—
Preferred Stocks	21,156,370	—	—	21,156,370
Short-Term Investments	11,045,153	11,045,153	—	—

Total	$491,167,092	$456,806,139	$4,952,586	$29,408,367

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$2,979,047	$29,613,460	$32,592,507
Conversions*	5,554,457	(5,554,457)	—
Purchases	—	—	—
Sales	—	(394,455)	(394,455)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	(34,725)	(34,725)
Net change in unrealized appreciation/depreciation	1,697,746	(2,473,453)	(775,707)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(1,979,253)	—	(1,979,253)

Ending balance	$8,251,997	$21,156,370	$29,408,367

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $(770,124).

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $1,979,253 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 0.9%
31,700	Delphi Automotive plc	$2,062,719

	Banks - 10.0%
157,877	Citigroup, Inc.	7,759,655
32,719	M&T Bank Corp.	4,015,603
69,797	PNC Financial Services Group, Inc.	6,672,593
128,500	Wells Fargo & Co.	5,912,285

		24,360,136

	Capital Goods - 2.5%
37,283	Eaton Corp. plc	2,377,537
33,231	Generac Holdings, Inc.*	1,265,769
236,000	Sanwa Holdings Corp.	2,350,403

		5,993,709

	Commercial & Professional Services - 1.5%
102,177	IHS Markit Ltd.*	3,759,092

	Consumer Durables & Apparel - 2.0%
11,394,000	Global Brands Group Holding Ltd.*	1,290,549
22,367	Ralph Lauren Corp.	2,194,203
52,500	Toll Brothers, Inc.*	1,440,600

		4,925,352

	Consumer Services - 2.0%
63,468	Las Vegas Sands Corp.	3,673,528
67,200	Melco Crown Entertainment Ltd. ADR	1,124,928

		4,798,456

	Diversified Financials - 3.0%
132,400	Gores Holdings, Inc. Class A*	1,508,036
96,822	Raymond James Financial, Inc.	5,820,939

		7,328,975

	Energy - 12.8%
85,770	Anadarko Petroleum Corp.	5,098,169
23,800	Baker Hughes, Inc.	1,318,520
117,700	Cabot Oil & Gas Corp.	2,457,576
102,563	Canadian Natural Resources Ltd.	3,252,273
232,133	Cobalt International Energy, Inc.*	219,157
16,703	Diamondback Energy, Inc.*	1,524,817
95,056	Halliburton Co.	4,372,576
29,265	Helmerich & Payne, Inc.	1,846,914
21,600	Hess Corp.	1,036,152
59,778	HollyFrontier Corp.	1,491,461
196,172	Marathon Oil Corp.	2,585,547
14,110	Pioneer Natural Resources Co.	2,525,972
76,885	QEP Resources, Inc.	1,235,542
131,918	Southwestern Energy Co.*	1,370,628
350,088	Trican Well Service Ltd.*	751,698

		31,087,002

	Food, Beverage & Tobacco - 1.7%
70,541	British American Tobacco plc	4,042,912

	Health Care Equipment & Services - 2.9%
124,700	Envision Healthcare Holdings, Inc.*	2,466,566
28,438	McKesson Corp.	3,616,460
17,200	MEDNAX, Inc.*	1,053,500

		7,136,526

	Household & Personal Products - 0.7%
75,604	Coty, Inc. Class A*	1,738,136

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 11.3%
76,953	American International Group, Inc.	$4,748,000
83,294	Arthur J Gallagher & Co.	4,017,270
211,021	MetLife, Inc.	9,909,546
83,521	Principal Financial Group, Inc.	4,560,247
81,956	Unum Group	2,901,242
43,200	XL Group Ltd.	1,499,040

		27,635,345

	Materials - 5.7%
21,000	Bemis Co., Inc.	1,023,120
64,144	Celanese Corp. Series A	4,677,381
93,600	CF Industries Holdings, Inc.	2,247,336
133,880	Constellium N.V. Class A*	702,870
58,502	CRH plc	1,893,105
50,080	Reliance Steel & Aluminum Co.	3,444,502

		13,988,314

	Media - 2.9%
45,900	John Wiley & Sons, Inc. Class A	2,368,440
150,859	SES S.A.	3,470,677
120,255	Sky plc	1,202,219

		7,041,336

	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
32,300	Alder Biopharmaceuticals, Inc.*	783,275
17,048	Allergan plc*	3,562,009
6,849	Biogen, Inc.*	1,918,953
78,172	Bristol-Myers Squibb Co.	3,979,737
16,200	Eli Lilly & Co.	1,196,208
40,275	Merck & Co., Inc.	2,364,948
145,107	Mylan N.V.*	5,296,405
227,400	Novavax, Inc.*	345,648
4,250	Regeneron Pharmaceuticals, Inc.*	1,466,335
747	Samsung Biologics Co., Ltd.*	88,785
19,797	TESARO, Inc.*	2,393,061
63,400	Teva Pharmaceutical Industries Ltd. ADR	2,709,716

		26,105,080

	Real Estate - 6.2%
51,886	American Tower Corp. REIT	6,080,520
4,800	Boston Properties, Inc. REIT	578,304
128,261	Columbia Property Trust, Inc. REIT	2,703,742
217,100	Host Hotels & Resorts, Inc. REIT	3,360,708
90,500	STORE Capital Corp. REIT	2,469,745

		15,193,019

	Retailing - 0.2%
571,800	Allstar Co.*(1)(2)(3)	571,800

	Semiconductors & Semiconductor Equipment - 2.1%
25,729	Silicon Motion Technology Corp. ADR	1,044,855
53,800	Skyworks Solutions, Inc.	4,139,372

		5,184,227

	Software & Services - 3.3%
4,973	Alphabet, Inc. Class A*	4,027,633
55,500	Envestnet, Inc.*	1,961,925
85,500	Genpact Ltd.*	1,965,645

		7,955,203

	Technology Hardware & Equipment - 5.5%
85,215	ARRIS International plc*	2,367,273
184,627	Cisco Systems, Inc.	5,664,356
1,772	Samsung Electronics Co., Ltd.	2,534,542

The accompanying notes are an integral part of these financial statements.

106

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 5.5% - (continued)
47,812	Western Digital Corp.	$2,794,133

		13,360,304

	Telecommunication Services - 1.7%
86,899	Verizon Communications, Inc.	4,179,842

	Transportation - 3.7%
151,855	CSX Corp.	4,633,096
49,488	Genesee & Wyoming, Inc. Class A*	3,362,215
10,208	United Parcel Service, Inc. Class B	1,100,014

		9,095,325

	Utilities - 6.1%
127,846	Exelon Corp.	4,355,713
96,241	OGE Energy Corp.	2,987,320
83,006	PG&E Corp.	5,156,333
21,800	Sempra Energy	2,334,780

		14,834,146

	Total Common Stocks (cost $250,892,725)	$242,376,956

	Total Long-Term Investments (cost $250,892,725)	$242,376,956

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
1,307,101	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,307,101

	Total Short-Term Investments (cost $1,307,101)	$1,307,101

Total Investments (cost $252,199,826)^	99.9%	$243,684,057
Other Assets and Liabilities	0.1%	222,685

Total Net Assets	100.0%	$243,906,742

The accompanying notes are an integral part of these financial statements.

107

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $252,574,072 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,548,164
Unrealized Depreciation	(27,438,179)

Net Unrealized Depreciation	$(8,890,015)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $571,800, which represents 0.2% of total net assets.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744

At October 31, 2016, the aggregate value of these securities was $571,800, which represents 0.2% of total net assets.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of this security was $571,800, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2016
	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Currency
EUR	Sell	12/21/16	CSFB	$639,974	$625,031	$14,943
EUR	Sell	12/21/16	CBA	639,949	625,031	14,918
EUR	Sell	12/21/16	SSG	638,697	623,930	14,767
EUR	Sell	12/21/16	RBC	639,720	625,031	14,689
GBP	Sell	12/21/16	BCLY	1,609,764	1,479,265	130,499

Total						$189,816

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

The accompanying notes are an integral part of these financial statements.

108

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

109

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,062,719	$2,062,719	$—	$—
Banks	24,360,136	24,360,136	—	—
Capital Goods	5,993,709	3,643,306	2,350,403	—
Commercial & Professional Services	3,759,092	3,759,092	—	—
Consumer Durables & Apparel	4,925,352	3,634,803	1,290,549	—
Consumer Services	4,798,456	4,798,456	—	—
Diversified Financials	7,328,975	7,328,975	—	—
Energy	31,087,002	31,087,002	—	—
Food, Beverage & Tobacco	4,042,912	—	4,042,912	—
Health Care Equipment & Services	7,136,526	7,136,526	—	—
Household & Personal Products	1,738,136	1,738,136	—	—
Insurance	27,635,345	27,635,345	—	—
Materials	13,988,314	12,095,209	1,893,105	—
Media	7,041,336	2,368,440	4,672,896	—
Pharmaceuticals, Biotechnology & Life Sciences	26,105,080	26,105,080	—	—
Real Estate	15,193,019	15,193,019	—	—
Retailing	571,800	—	—	571,800
Semiconductors & Semiconductor Equipment	5,184,227	5,184,227	—	—
Software & Services	7,955,203	7,955,203	—	—
Technology Hardware & Equipment	13,360,304	10,825,762	2,534,542	—
Telecommunication Services	4,179,842	4,179,842	—	—
Transportation	9,095,325	9,095,325	—	—
Utilities	14,834,146	14,834,146	—	—
Short-Term Investments	1,307,101	1,307,101	—	—
Foreign Currency Contracts(2)	189,816	—	189,816	—

Total	$243,873,873	$226,327,850	$16,974,223	$571,800

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$336,789	$336,789
Purchases	—	—
Sales	(17,640)	(17,640)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(3,902)	(3,902)
Net change in unrealized appreciation/depreciation	256,553	256,553
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$571,800	$571,800

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $240,156.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

110

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111

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$8,495,977,724	$2,338,092,909	$7,511,100,013
Cash	—	—	956,578
Cash collateral due from broker	—	2,475,000	—
Foreign currency	345,021	—	—
Unrealized appreciation on foreign currency contracts	1,824,498	—	—
Receivables:
Investment securities sold	132,870,117	8,015,918	34,365,417
Fund shares sold	4,871,413	12,508,691	10,105,685
Dividends and interest	12,783,082	1,703,313	8,159,787
Other assets	102,333	150,036	110,449

Total assets	8,648,774,188	2,362,945,867	7,564,797,929

Liabilities:
Payables:
Investment securities purchased	60,566,240	1,234,462	17,605,781
Fund shares redeemed	19,587,149	8,133,923	18,288,731
Investment management fees	4,917,624	722,488	3,929,010
Transfer agent fees	906,748	176,700	702,865
Accounting services fees	121,207	32,155	86,013
Board of Directors’ fees	17,763	812	12,624
Variation margin on financial derivative instruments	—	101,736	—
Distribution fees	2,358,321	439,396	1,212,592
Accrued expenses	534,624	110,404	399,692

Total liabilities	89,009,676	10,952,076	42,237,308

Net assets	$8,559,764,512	$2,351,993,791	$7,522,560,621

Summary of Net Assets:
Capital stock and paid-in-capital	$8,293,752,968	$2,254,676,348	$5,554,310,328
Undistributed (distributions in excess of) net investment income	9,895,548	10,519,338	16,038,314
Accumulated net realized gain (loss)	(171,136,688)	18,469,238	237,087,940
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	427,252,684	68,328,867	1,715,124,039

Net assets	$8,559,764,512	$2,351,993,791	$7,522,560,621

Shares authorized	1,665,000,000	650,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$34.49	$23.87	$23.49

Maximum offering price per share	$36.50	$25.26	$24.86

Shares outstanding	133,637,643	29,491,929	149,098,879

Net Assets	$4,609,594,123	$703,896,451	$3,501,684,010

Class B: Net asset value per share	$27.28	$21.99	$23.04

Shares outstanding	2,150,023	34,844	855,548

Net Assets	$58,646,850	$766,278	$19,715,751

Class C: Net asset value per share	$27.80	$21.94	$22.80

Shares outstanding	51,091,781	12,823,634	19,205,221

Net Assets	$1,420,170,609	$281,383,273	$437,960,963

Class I: Net asset value per share	$34.65	$23.93	$23.38

Shares outstanding	35,353,700	31,329,699	76,101,444

Net Assets	$1,225,026,128	$749,823,888	$1,779,168,304

Class R3: Net asset value per share	$37.38	$24.18	$23.75

Shares outstanding	2,769,331	1,489,019	3,343,526

Net Assets	$103,526,048	$36,011,595	$79,400,454

Class R4: Net asset value per share	$38.39	$24.54	$23.89

Shares outstanding	2,616,164	5,887,578	5,721,940

Net Assets	$100,426,071	$144,490,471	$136,673,123

The accompanying notes are an integral part of these financial statements.

112

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$3,696,700,927	$4,196,463,412	$1,392,271,571	$6,353,594,093	$480,259,894	$171,174,725	$848,546,291
—	—	—	—	—	8,689	—
—	—	—	—	—	—	—
341,728	19	5	—	8	—	—
—	—	—	—	—	—	—

10,033,632	195,260,555	5,072,462	14,318,854	1,421,108	—	5,834,204
9,811,455	7,900,896	1,151,559	24,653,255	3,172,924	66,418	1,166,352
4,353,227	2,520,577	1,225,741	999,559	254,013	104,802	46,387
113,370	81,053	56,178	194,922	48,772	44,084	47,709

3,721,354,339	4,402,226,512	1,399,777,516	6,393,760,683	485,156,719	171,398,718	855,640,943

7,361,978	122,211,392	3,104,471	33,104,570	3,269,819	—	3,455,869
10,656,260	10,938,500	14,532,650	11,234,058	892,472	92,362	2,005,387
1,956,625	2,625,666	1,076,081	3,893,826	305,490	112,685	538,717
293,117	501,515	186,065	712,186	67,572	11,132	65,963
37,858	44,648	17,720	62,929	5,702	2,103	12,010
5,451	8,297	2,623	6,618	714	406	1,494
—	—	—	—	—	—	—
790,073	789,975	433,539	1,055,630	92,525	20,450	97,592
189,787	268,158	125,429	313,089	76,859	26,140	87,322

21,291,149	137,388,151	19,478,578	50,382,906	4,711,153	265,278	6,264,354

$3,700,063,190	$4,264,838,361	$1,380,298,938	$6,343,377,777	$480,445,566	$171,133,440	$849,376,589

$2,973,945,756	$3,810,751,220	$1,289,529,723	$5,271,885,455	$423,330,135	$169,109,463	$807,055,418
2,506,351	(31,151,060)	(6,979,465)	(14,877,948)	448,510	1,523,691	(2,151,347)
118,594,272	116,079,010	105,978,374	201,284,929	32,378,522	(7,839,774)	3,798,629
605,016,811	369,159,191	(8,229,694)	885,085,341	24,288,399	8,340,060	40,673,889

$3,700,063,190	$4,264,838,361	$1,380,298,938	$6,343,377,777	$480,445,566	$171,133,440	$849,376,589

650,000,000	23,800,000,000	500,000,000	810,000,000	500,000,000	1,000,000,000	27,050,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$17.97	$37.66	$30.96	$24.25	$13.98	$11.56	$44.55

$19.02	$39.85	$32.76	$25.66	$14.79	$12.23	$47.14

93,277,955	46,406,961	24,448,248	84,184,307	17,594,901	4,000,914	4,438,200

$1,676,572,221	$1,747,531,714	$757,037,542	$2,041,825,703	$246,023,282	$46,270,207	$197,737,687

$18.00	$25.69	$26.22	$17.80	$11.94	$10.73	$35.04

385,031	165,419	78,411	945,972	53,392	74,401	17,284

$6,929,609	$4,248,873	$2,056,268	$16,842,204	$637,272	$798,458	$605,694

$17.89	$26.03	$26.34	$18.42	$11.90	$10.58	$34.78

25,323,223	16,140,964	9,642,972	33,180,426	3,023,516	983,901	1,087,047

$452,908,598	$420,107,379	$254,008,650	$611,311,181	$35,964,980	$10,409,836	$37,807,307

$17.89	$39.00	$32.15	$24.79	$14.09	$11.58	$45.79

54,016,660	44,267,519	7,106,021	69,613,914	5,899,984	222,929	3,005,203

$966,338,195	$1,726,408,409	$228,463,405	$1,725,700,012	$83,154,826	$2,582,112	$137,606,393

$17.99	$37.96	$31.87	$26.88	$14.67	$11.87	$44.42

3,041,865	1,252,726	1,380,296	2,667,640	776,759	61,811	286,091

$54,731,712	$47,558,930	$43,993,438	$71,711,473	$11,396,223	$733,620	$12,708,472

$18.02	$39.50	$33.10	$27.69	$14.87	$11.94	$45.90

4,259,767	1,828,388	1,156,396	5,964,541	904,669	22,351	1,443,959

$76,744,705	$72,212,914	$38,272,854	$165,136,721	$13,448,403	$266,767	$66,272,734

The accompanying notes are an integral part of these financial statements.

113

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R5: Net asset value per share	$39.15	$24.10	$23.97

Shares outstanding	1,165,775	5,056,037	4,359,438

Net Assets	$45,642,964	$121,871,081	$104,487,152

Class R6: Net asset value per share	$39.36	$24.19	$23.97

Shares outstanding	1,459,048	1,325,309	123,682

Net Assets	$57,431,821	$32,058,716	$2,964,440

Class Y: Net asset value per share	$39.36	$24.20	$23.97

Shares outstanding	23,866,260	11,640,777	60,924,705

Net Assets	$939,299,898	$281,692,038	$1,460,506,424

Cost of investments	$8,070,004,003	$2,268,915,893	$5,795,975,974
Cost of foreign currency	$345,021	$—	$—

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$18.09	$40.78	$34.23	$28.24	$15.03	$11.96	$47.52

3,607,748	362,665	156,036	6,854,127	653,984	3,715	2,150,095

$65,276,175	$14,790,586	$5,341,555	$193,533,164	$9,830,929	$44,447	$102,165,564

$18.13	$41.21	$—	$28.45	$—	$—	$47.94

802,597	22,867	—	926,350	—	—	84,950

$14,551,351	$942,353	$—	$26,352,013	$—	$—	$4,072,226

$18.13	$41.23	$34.54	$28.44	$15.07	$12.00	$48.00

21,290,005	5,603,739	1,480,173	52,427,630	5,306,377	9,172,184	6,050,221

$386,010,624	$231,037,203	$51,125,226	$1,490,965,306	$79,989,651	$110,027,993	$290,400,512

$3,091,609,086	$3,827,233,901	$1,400,480,004	$5,468,508,939	$455,965,090	$162,834,665	$807,872,402
$342,507	$19	$5	$—	$8	$—	$—

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$491,167,092	$243,684,057
Foreign currency	5	5
Unrealized appreciation on foreign currency contracts	—	189,816
Receivables:
Investment securities sold	10,312,419	292,169
Fund shares sold	1,223,442	386,583
Dividends and interest	1,170	372,788
Other assets	83,055	37,986

Total assets	502,787,183	244,963,404

Liabilities:
Payables:
Investment securities purchased	3,707,705	275,244
Fund shares redeemed	6,075,509	490,152
Investment management fees	363,312	147,918
Transfer agent fees	103,079	35,202
Accounting services fees	6,189	2,958
Board of Directors’ fees	1,543	549
Variation margin on financial derivative instruments	—	—
Distribution fees	101,215	63,414
Accrued expenses	73,395	41,225

Total liabilities	10,431,947	1,056,662

Net assets	$492,355,236	$243,906,742

Summary of Net Assets:
Capital stock and paid-in-capital	$551,818,134	$249,034,962
Undistributed (distributions in excess of) net investment income	(4,351,537)	1,807,270
Accumulated net realized gain (loss)	(62,634,774)	1,401,885
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	7,523,413	(8,337,375)

Net assets	$492,355,236	$243,906,742

Shares authorized	550,000,000	27,000,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$15.74	$17.94

Maximum offering price per share	$16.66	$18.98

Shares outstanding	16,680,205	10,450,475

Net Assets	$262,617,601	$187,475,458

Class B: Net asset value per share	$11.62	$15.70

Shares outstanding	74,196	44,254

Net Assets	$862,094	$694,964

Class C: Net asset value per share	$11.60	$15.52

Shares outstanding	2,205,555	1,431,759

Net Assets	$25,585,966	$22,223,282

Class I: Net asset value per share	$16.43	$17.75

Shares outstanding	2,549,545	1,078,542

Net Assets	$41,881,346	$19,138,908

Class R3: Net asset value per share	$17.05	$18.13

Shares outstanding	1,739,615	153,529

Net Assets	$29,662,240	$2,783,319

Class R4: Net asset value per share	$17.89	$18.34

Shares outstanding	1,555,756	475,561

Net Assets	$27,833,917	$8,720,113

The accompanying notes are an integral part of these financial statements.

116

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$18.67	$18.49

Shares outstanding	282,984	109,524

Net Assets	$5,283,230	$2,025,199

Class R6: Net asset value per share	$18.99	$—

Shares outstanding	472	—

Net Assets	$8,954	$—

Class Y: Net asset value per share	$18.99	$18.55

Shares outstanding	5,194,525	45,581

Net Assets	$98,619,888	$845,499

Cost of investments	$483,643,679	$252,199,826
Cost of foreign currency	$5	$5

The accompanying notes are an integral part of these financial statements.

117

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$143,337,537	$23,526,012	$199,022,904
Interest	498,843	353,775	829,749
Less: Foreign tax withheld	(2,296,967)	—	(1,203,213)

Total investment income, net	141,539,413	23,879,787	198,649,440

Expenses:
Investment management fees	62,134,574	6,195,616	46,133,657
Administrative services fees
Class R3	223,240	42,641	163,070
Class R4	235,596	129,586	212,081
Class R5	47,948	68,055	182,560
Transfer agent fees
Class A	7,290,152	713,950	4,523,276
Class B	296,783	6,018	111,473
Class C	1,852,881	226,670	498,683
Class I	1,281,666	550,868	3,015,687
Class R3	10,911	1,605	5,681
Class R4	3,165	1,367	2,097
Class R5	793	2,494	880
Class R6	23	278	29
Class Y	15,535	3,686	21,004
Distribution fees
Class A	12,377,203	1,451,394	9,039,373
Class B	1,059,598	11,292	318,416
Class C	15,712,138	1,916,610	4,480,958
Class R3	558,100	106,601	407,675
Class R4	392,661	215,978	353,468
Custodian fees	336,354	9,868	39,813
Registration and filing fees	258,555	233,675	243,239
Accounting services fees	1,515,696	266,954	1,010,346
Board of Directors’ fees	294,624	45,965	233,173
Audit fees	17,828	25,547	10,692
Other expenses	2,951,339	361,509	2,267,443

Total expenses (before waivers and fees paid indirectly)	108,867,363	12,588,227	73,274,774
Expense waivers	(17,841)	(68,701)	(307)
Transfer agent fee waivers	—	(2,630)	(16,089)
Commission recapture	(197,339)	(10,277)	(61,718)

Total waivers and fees paid indirectly	(215,180)	(81,608)	(78,114)

Total expenses, net	108,652,183	12,506,619	73,196,660

Net Investment Income (Loss)	32,887,230	11,373,168	125,452,780

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(111,566,193)	13,090,050	262,150,952
Less: Foreign taxes paid/(recapture of prior period foreign taxes paid) on realized capital gains	76,904	—	—
Net realized gain (loss) on futures contracts	—	5,722,949	—
Net realized gain (loss) on written options contracts	1,232,888	—	—
Net realized gain (loss) on foreign currency contracts	(353,279)	—	—
Net realized gain (loss) on other foreign currency transactions	(1,505,653)	—	(80,425)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(112,115,333)	18,812,999	262,070,527

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(52,786,473)	25,151,039	(75,928,077)
Net unrealized appreciation (depreciation) of futures contracts	—	(846,854)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(231,052)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(5,562)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(53,023,087)	24,304,185	(75,928,077)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(165,138,420)	43,117,184	186,142,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$(132,251,190)	$54,490,352	$311,595,230

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$111,069,214	$27,949,050	$15,205,186	$48,148,385	$6,569,130	$3,682,894	$7,317,401
174,749	181,117	110,142	95,896	30,308	5,975	24,666
(1,619,054)	(157,830)	(126,065)	(217,440)	(85,328)	(4,734)	(1,802)

109,624,909	27,972,337	15,189,263	48,026,841	6,514,110	3,684,135	7,340,265

22,321,455	32,954,869	13,310,953	39,668,312	3,306,729	1,258,592	6,501,628

107,561	93,809	107,929	143,875	22,340	1,722	29,977
109,412	104,003	67,083	227,506	19,045	512	102,761
68,739	86,590	5,435	174,599	8,144	65	107,837

1,965,971	2,335,129	1,413,599	3,038,682	493,813	109,383	452,945
27,300	30,280	12,871	59,191	5,652	4,787	5,490
411,792	518,395	423,911	760,166	66,141	23,582	65,241
911,928	3,253,264	383,083	2,635,736	79,902	3,030	324,110
3,043	4,053	2,202	6,454	1,352	322	2,857
1,733	1,574	663	10,208	577	91	2,585
1,295	559	422	1,898	459	15	1,469
152	54	—	215	—	—	77
5,524	3,551	584	21,267	1,370	1,580	4,086

4,315,488	4,486,027	2,169,339	5,083,510	605,606	119,893	531,649
25,990	92,214	40,360	203,183	9,938	12,700	9,736
4,533,435	4,281,446	2,916,675	6,160,408	380,251	114,852	427,318
268,903	234,523	269,823	359,688	55,849	4,304	74,941
182,354	173,339	111,805	379,176	31,742	854	171,269
23,774	62,604	13,055	26,386	4,952	1,921	9,945
197,872	467,732	218,738	291,544	113,283	106,767	167,717
431,114	559,674	219,817	651,613	61,730	23,494	145,271
111,051	147,243	49,599	164,804	14,221	5,812	29,443
19,052	37,394	40,856	20,152	19,923	26,910	30,901
1,049,596	1,490,770	580,590	1,678,600	214,142	47,131	289,788

37,094,534	51,419,096	22,359,392	61,767,173	5,517,161	1,868,319	9,489,041
—	(5,153)	—	—	(306)	(44,478)	—
—	(2,671)	(784)	—	(2,671)	(981)	(2,577)
(23,958)	(48,090)	(24,795)	(86,154)	(5,050)	—	(14,393)

(23,958)	(55,914)	(25,579)	(86,154)	(8,027)	(45,459)	(16,970)

37,070,576	51,363,182	22,333,813	61,681,019	5,509,134	1,822,860	9,472,071

72,554,333	(23,390,845)	(7,144,550)	(13,654,178)	1,004,976	1,861,275	(2,131,806)

121,736,441	121,075,288	133,818,137	207,993,670	34,652,421	(4,142,642)	7,265,224
—	—	—	—	—	—	—
—	—	—	—	—	34,578	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(201,645)	(49,280)	(79,673)	475	(1,375)	(20)	—

121,534,796	121,026,008	133,738,464	207,994,145	34,651,046	(4,108,084)	7,265,224

21,266,299	(108,262,159)	(255,957,274)	(183,374,114)	(36,818,527)	7,401,701	(11,905,883)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
2,556	(41,215)	(13,332)	187	(1,319)	—	—

21,268,855	(108,303,374)	(255,970,606)	(183,373,927)	(36,819,846)	7,401,701	(11,905,883)

142,803,651	12,722,634	(122,232,142)	24,620,218	(2,168,800)	3,293,617	(4,640,659)

$215,357,984	$(10,668,211)	$(129,376,692)	$10,966,040	$(1,163,824)	$5,154,892	$(6,772,465)

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$3,528,541	$5,539,218
Interest	40,654	3,245
Less: Foreign tax withheld	(1,946)	(73,175)

Total investment income, net	3,567,249	5,469,288

Expenses:
Investment management fees	5,133,936	1,756,666
Administrative services fees
Class R3	63,845	5,773
Class R4	51,227	15,378
Class R5	20,398	2,353
Transfer agent fees
Class A	826,452	360,238
Class B	9,006	7,148
Class C	70,152	36,530
Class I	166,717	17,511
Class R3	2,534	937
Class R4	1,327	515
Class R5	1,714	191
Class R6	15	—
Class Y	2,635	22
Distribution fees
Class A	718,725	479,930
Class B	16,212	12,005
Class C	294,814	237,154
Class R3	159,611	14,305
Class R4	85,379	25,630
Custodian fees	13,865	7,261
Registration and filing fees	133,716	104,220
Accounting services fees	88,833	35,133
Board of Directors’ fees	21,306	8,787
Audit fees	27,068	32,736
Other expenses	333,692	100,483

Total expenses (before waivers and fees paid indirectly)	8,243,179	3,260,906
Expense waivers	(99,960)	—
Transfer agent fee waivers	(21,630)	(3,558)
Commission recapture	(35,062)	(4,958)

Total waivers and fees paid indirectly	(156,652)	(8,516)

Total expenses, net	8,086,527	3,252,390

Net Investment Income (Loss)	(4,519,278)	2,216,898

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(54,768,655)	997,470
Net realized gain (loss) on foreign currency contracts	(1,440)	406,402
Net realized gain (loss) on other foreign currency transactions	(7,257)	(3,161)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(54,777,352)	1,400,711

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	15,918,148	6,325,253
Net unrealized appreciation (depreciation) of foreign currency contracts	—	188,531
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	116	(3,551)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	15,918,264	6,510,233

Net Gain (Loss) on Investments and Foreign Currency Transactions	(38,859,088)	7,910,944

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,378,366)	$10,127,842

The accompanying notes are an integral part of these financial statements.

120

[This page is intentionally left blank]

121

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$32,887,230	$33,466,689
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(112,115,333)	842,200,425
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(53,023,087)	(410,182,741)

Net Increase (Decrease) in Net Assets Resulting from Operations	(132,251,190)	465,484,373

Distributions to Shareholders:
From net investment income
Class A	(18,675,755)	(19,536,679)
Class B	—	—
Class C	—	(701)
Class I	(10,761,362)	(12,661,018)
Class R3	—	—
Class R4	(463,066)	(519,713)
Class R5	(294,849)	(315,577)
Class R6	(63)	(67)
Class Y	(7,115,563)	(8,488,733)

Total from net investment income	(37,310,658)	(41,522,488)

From net realized gain on investments
Class A	(438,417,793)	(1,455,382,995)
Class B	(15,070,351)	(75,893,189)
Class C	(173,932,156)	(574,029,617)
Class I	(136,773,878)	(529,434,316)
Class R3	(9,354,336)	(32,300,323)
Class R4	(12,873,643)	(44,038,113)
Class R5	(3,831,005)	(12,968,848)
Class R6	(750)	(2,313)
Class Y	(80,511,075)	(295,123,770)

Total from net realized gain on investments	(870,764,987)	(3,019,173,484)

Total distributions	(908,075,645)	(3,060,695,972)

Capital Share Transactions:
Sold	758,948,093	910,437,998
Issued on reinvestment of distributions	816,781,443	2,695,759,974
Redeemed	(2,734,197,695)	(2,170,661,353)

Net increase (decrease) from capital share transactions	(1,158,468,159)	1,435,536,619

Net Increase (Decrease) in Net Assets	(2,198,794,994)	(1,159,674,980)

Net Assets:
Beginning of period	10,758,559,506	11,918,234,486

End of period	$8,559,764,512	$10,758,559,506

Undistributed (distributions in excess of) net investment income	$9,895,548	$20,247,641

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$11,373,168	$1,323,085	$125,452,780	$118,353,786	$72,554,333	$69,365,288	$(23,390,845)	$(15,970,929)
18,812,999	11,841,447	262,070,527	653,593,373	121,534,796	260,304,417	121,026,008	437,394,256
24,304,185	12,402,050	(75,928,077)	(568,860,972)	21,268,855	(224,484,377)	(108,303,374)	55,051,879

54,490,352	25,566,582	311,595,230	203,086,187	215,357,984	105,185,328	(10,668,211)	476,475,206

(465,251)	—	(53,356,089)	(53,330,205)	(32,476,063)	(34,841,148)	—	—
—	—	(168,802)	(248,204)	(176,732)	(292,697)	—	—
—	—	(3,516,421)	(3,428,739)	(5,227,247)	(5,503,496)	—	—
(589,851)	—	(28,868,542)	(29,053,061)	(18,011,247)	(18,972,046)	(3,669,652)	—
(15,841)	—	(914,285)	(947,993)	(824,896)	(922,073)	—	—
(59,578)	—	(1,989,241)	(2,087,025)	(1,341,395)	(1,415,614)	—	—
(96,862)	(10,900)	(2,893,253)	(3,821,230)	(1,457,618)	(1,856,668)	(207,916)	—
(3,976)	—	(23,179)	(176)	(312,125)	(81,867)	(1,839)	—
(816,185)	(79,362)	(25,402,486)	(23,161,988)	(8,468,043)	(5,447,517)	(916,456)	—

(2,047,544)	(90,262)	(117,132,298)	(116,078,621)	(68,295,366)	(69,333,126)	(4,795,863)	—

(5,468,834)	(1,708,044)	(300,651,553)	(319,566,759)	(130,263,232)	(52,367,058)	(154,534,005)	(263,434,988)
(30,265)	(25,536)	(3,520,351)	(6,141,424)	(973,250)	(571,688)	(1,648,838)	(4,960,981)
(1,792,561)	(305,170)	(38,621,958)	(40,699,300)	(34,385,190)	(12,820,307)	(48,077,854)	(57,331,100)
(3,041,432)	—	(139,270,997)	(159,438,841)	(60,953,369)	(25,565,543)	(196,267,084)	(295,776,038)
(146,771)	(6,892)	(6,738,972)	(7,630,510)	(4,055,582)	(1,610,943)	(3,695,112)	(5,335,475)
(457,276)	(20,981)	(11,790,425)	(12,877,938)	(5,435,111)	(2,086,941)	(5,130,996)	(9,014,113)
(502,307)	(4,732)	(18,209,560)	(18,791,192)	(5,497,821)	(2,537,076)	(9,535,593)	(17,052,786)
(19,284)	—	(810)	(825)	(1,013,726)	(270)	(55,369)	(1,642)
(532,867)	(33,979)	(113,864,478)	(110,478,069)	(17,993,623)	(6,421,509)	(15,044,007)	(11,356,544)

(11,991,597)	(2,105,334)	(632,669,104)	(675,624,858)	(260,570,904)	(103,981,335)	(433,988,858)	(664,263,667)

(14,039,141)	(2,195,596)	(749,801,402)	(791,703,479)	(328,866,270)	(173,314,461)	(438,784,721)	(664,263,667)

2,290,819,807	440,772,925	1,153,934,103	870,834,458	936,673,775	681,865,994	1,436,602,077	1,938,431,721
12,844,503	2,146,390	728,372,425	767,325,413	313,715,774	164,422,808	394,546,441	586,608,437
(544,161,945)	(66,483,921)	(1,662,415,361)	(1,332,979,134)	(971,932,216)	(1,041,591,242)	(2,238,189,742)	(973,687,863)

1,759,502,365	376,435,394	219,891,167	305,180,737	278,457,333	(195,302,440)	(407,041,224)	1,551,352,295

1,799,953,576	399,806,380	(218,315,005)	(283,436,555)	164,949,047	(263,431,573)	(856,494,156)	1,363,563,834

552,040,215	152,233,835	7,740,875,626	8,024,312,181	3,535,114,143	3,798,545,716	5,121,332,517	3,757,768,683

$2,351,993,791	$552,040,215	$7,522,560,621	$7,740,875,626	$3,700,063,190	$3,535,114,143	$4,264,838,361	$5,121,332,517

$10,519,338	$1,320,363	$16,038,314	$12,778,713	$2,506,351	$3,572,091	$(31,151,060)	$(14,579,911)

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(7,144,550)	$(7,775,084)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	133,738,464	210,630,339
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(255,970,606)	(81,018,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	(129,376,692)	121,836,881

Distributions to Shareholders:
From net investment income
Class A	(14,774,170)	—
Class B	(25,242)	—
Class C	(4,082,717)	—
Class I	(5,005,081)	—
Class R3	(769,269)	—
Class R4	(750,074)	—
Class R5	(91,495)	—
Class R6	—	—
Class Y	(201,575)	—

Total from net investment income	(25,699,623)	—

From net realized gain on investments
Class A	(107,831,184)	(41,859,286)
Class B	(805,010)	(851,671)
Class C	(42,275,066)	(14,037,691)
Class I	(31,312,364)	(9,319,309)
Class R3	(6,983,832)	(2,814,540)
Class R4	(5,716,159)	(2,016,864)
Class R5	(587,165)	(166,891)
Class R6	—	—
Class Y	(1,204,668)	(387,225)

Total from net realized gain on investments	(196,715,448)	(71,453,477)

Total distributions	(222,415,071)	(71,453,477)

Capital Share Transactions:
Sold	493,312,793	820,134,006
Issued on reinvestment of distributions	212,237,633	67,149,489
Redeemed	(595,881,708)	(318,005,108)

Net increase (decrease) from capital share transactions	109,668,718	569,278,387

Net Increase (Decrease) in Net Assets	(242,123,045)	619,661,791

Net Assets:
Beginning of period	1,622,421,983	1,002,760,192

End of period	$1,380,298,938	$1,622,421,983

Undistributed (distributions in excess of) net investment income	$(6,979,465)	$25,115,753

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$(13,654,178)	$(14,960,518)	$1,004,976	$1,025,454	$1,861,275	$514,829	$(2,131,806)	$(2,273,174)
207,994,145	366,391,796	34,651,046	36,894,829	(4,108,084)	5,912,698	7,265,224	81,852,155
(183,373,927)	(27,752,044)	(36,819,846)	(26,170,534)	7,401,701	(7,492,668)	(11,905,883)	(48,111,132)

10,966,040	323,679,234	(1,163,824)	11,749,749	5,154,892	(1,065,141)	(6,772,465)	31,467,849

—	—	(275,050)	(341,861)	(70,735)	(357,551)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(127,915)	(187,954)	(11,508)	—	—	—
—	—	—	—	—	(3,127)	—	—
—	—	(22,762)	(23,807)	(746)	(4,294)	—	—
—	—	(32,762)	(27,078)	(332)	(2,126)	—	—
—	—	—	—	—	—	—	—
—	—	(412,075)	(899,001)	(629,357)	(8,040)	—	—

—	—	(870,564)	(1,479,701)	(712,678)	(375,138)	—	—

(151,263,105)	(184,194,907)	(17,289,556)	(25,023,718)	(2,941,872)	(4,979,568)	(19,573,523)	(10,378,573)
(2,305,048)	(3,556,326)	(115,604)	(263,547)	(103,364)	(295,991)	(143,328)	(136,204)
(59,112,629)	(65,661,987)	(3,418,231)	(5,248,502)	(800,241)	(1,353,083)	(4,915,440)	(2,398,611)
(52,220,276)	(54,161,721)	(2,257,530)	(4,062,792)	(146,403)	—	(16,064,845)	(5,567,529)
(5,048,697)	(5,156,865)	(739,923)	(1,112,176)	(47,729)	(57,213)	(1,308,316)	(438,934)
(9,199,730)	(8,609,977)	(968,135)	(997,104)	(33,653)	(47,142)	(5,735,269)	(2,115,375)
(10,739,665)	(9,910,109)	(552,521)	(545,519)	(12,234)	(18,490)	(8,824,997)	(2,053,035)
(457,136)	(858)	—	—	—	—	(1,036)	(409)
(76,830,945)	(93,055,770)	(10,454,900)	(17,186,601)	(80,943)	(66,839)	(23,851,463)	(9,827,589)

(367,177,231)	(424,308,520)	(35,796,400)	(54,439,959)	(4,166,439)	(6,818,326)	(80,418,217)	(32,916,259)

(367,177,231)	(424,308,520)	(36,666,964)	(55,919,660)	(4,879,117)	(7,193,464)	(80,418,217)	(32,916,259)

2,650,865,717	1,200,228,321	181,911,321	88,470,823	134,821,557	14,331,069	187,622,376	570,802,700
354,262,220	408,459,678	35,755,123	53,690,386	4,755,718	6,960,461	75,835,823	30,936,318
(1,288,292,852)	(880,393,835)	(190,066,099)	(100,385,918)	(40,062,147)	(14,688,536)	(351,220,720)	(285,998,389)

1,716,835,085	728,294,164	27,600,345	41,775,291	99,515,128	6,602,994	(87,762,521)	315,740,629

1,360,623,894	627,664,878	(10,230,443)	(2,394,620)	99,790,903	(1,655,611)	(174,953,203)	314,292,219

4,982,753,883	4,355,089,005	490,676,009	493,070,629	71,342,537	72,998,148	1,024,329,792	710,037,573

$6,343,377,777	$4,982,753,883	$480,445,566	$490,676,009	$171,133,440	$71,342,537	$849,376,589	$1,024,329,792

$(14,877,948)	$(15,051,876)	$448,510	$(85,511)	$1,523,691	$408,952	$(2,151,347)	$—

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(4,519,278)	$(5,699,234)	$2,216,898	$3,303,167
Net realized gain (loss) on investments and foreign currency transactions	(54,777,352)	95,492,235	1,400,711	25,237,375
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	15,918,264	(146,075,875)	6,510,233	(31,990,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,378,366)	(56,282,874)	10,127,842	(3,450,189)

Distributions to Shareholders:
From net investment income
Class A	—	—	(2,456,428)	(1,586,036)
Class B	—	—	(1,491)	—
Class C	—	—	(175,129)	(73,184)
Class I	—	—	(303,751)	(411,176)
Class R3	—	—	(28,706)	(17,676)
Class R4	—	—	(135,738)	(93,078)
Class R5	—	—	(38,022)	(22,409)
Class R6	—	—	—	—
Class Y	—	—	(26,215)	(18,003)

Total from net investment income	—	—	(3,165,480)	(2,221,562)

From net realized gain on investments
Class A	(42,671,700)	(58,246,001)	(13,581,630)	(16,110,192)
Class B	(411,283)	(924,635)	(135,988)	(287,477)
Class C	(5,940,781)	(7,686,853)	(1,994,652)	(2,411,601)
Class I	(8,856,960)	(9,826,479)	(1,450,185)	(2,996,924)
Class R3	(4,392,173)	(9,236,016)	(234,307)	(296,248)
Class R4	(4,976,118)	(9,918,855)	(770,995)	(882,937)
Class R5	(3,452,139)	(1,227,471)	(162,116)	(178,838)
Class R6	(1,073)	(1,449)	—	—
Class Y	(30,836,502)	(48,355,024)	(104,674)	(125,553)

Total from net realized gain on investments	(101,538,729)	(145,422,783)	(18,434,547)	(23,289,770)

Total distributions	(101,538,729)	(145,422,783)	(21,600,027)	(25,511,332)

Capital Share Transactions:
Sold	126,281,674	221,264,300	31,296,189	32,902,523
Issued on reinvestment of distributions	100,404,598	144,047,379	20,417,747	24,146,676
Redeemed	(411,920,528)	(271,656,378)	(79,219,286)	(85,435,881)

Net increase (decrease) from capital share transactions	(185,234,256)	93,655,301	(27,505,350)	(28,386,682)

Net Increase (Decrease) in Net Assets	(330,151,351)	(108,050,356)	(38,977,535)	(57,348,203)

Net Assets:
Beginning of period	822,506,587	930,556,943	282,884,277	340,232,480

End of period	$492,355,236	$822,506,587	$243,906,742	$282,884,277

Undistributed (distributions in excess of) net investment income	$(4,351,537)	$(5,273,174)	$1,807,270	$3,105,977

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%	1.11	%(4)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00	2.00	(4)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83	1.83	(4)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81	0.81	(4)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43	1.42	(4)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12	1.12	(4)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82	0.82	(4)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72	0.72	(4)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72	0.72	(4)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%	1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97	1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81	1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78	0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40	1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10	1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80	0.80		0.63	79
R6(5)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (6)	10	0.76 (7)	0.75	(7)	0.70 (7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70	0.70		0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%	1.10%		0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95	1.95		(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81	1.81		(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76	0.76		0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40	1.40		0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10	1.10		0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80	0.80		0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70	0.70		0.88	111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%		0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99		(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85		(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84		0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40		0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10		0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80		0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70		0.91	91

For the Year Ended October 31, 2012(8)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%		0.63%	74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93	391,388	2.01	2.00		(0.23)	74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11	1,642,578	1.87	1.87		(0.09)	74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19	3,024,465	0.86	0.86		0.93	74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59	122,235	1.41	1.40		0.39	74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92	168,689	1.11	1.10		0.68	74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25	185,705	0.80	0.80		1.00	74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36	1,304,963	0.70	0.70		1.09	74

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund
For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(10)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (6)	136,641	0.66 (7)	0.50	(7)	0.85 (7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(10)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (6)	597	0.57 (7)	0.45	(7)	0.78 (7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%		0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10		(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00		(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50		(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20		0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90		0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85		0.62	60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%		0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10		(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04		(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50		0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20		0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90		1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85		1.19	28

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%		0.69%	46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50	2,761	2.50	2.10		(0.08)	46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55	11,913	2.09	2.09		(0.06)	46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22	209	1.70	1.50		0.53	46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57	167	1.31	1.20		0.85	46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93	144	1.01	0.90		1.14	46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90	1,594	0.85	0.85		1.04	46

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(11)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(11)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(11)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(11)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(11)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(11)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(11)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(11)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(11)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6(5)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (6)	10	0.71 (7)	0.70	(7)	1.71 (7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%		1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94		0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77		0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81		1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35		1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04		1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74		1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64		1.81	23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%		1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95		0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79		0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83		1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35		1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05		1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75		1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65		1.99	30

For the Year Ended October 31, 2012(8)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%		1.69%	28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03	108,710	2.02	1.95		0.84	28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20	340,069	1.82	1.82		0.94	28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30	1,341,707	0.81	0.81		1.96	28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77	72,926	1.36	1.35		1.40	28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04	122,160	1.05	1.05		1.68	28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39	142,940	0.75	0.75		1.99	28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55	1,556,898	0.65	0.65		2.08	28

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund
For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(5)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (6)	13,902	0.69 (7)	0.69 (7)	1.93 (7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%	13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72	13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08	13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07	13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47	13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78	13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08	13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17	13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%	17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44	17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20	17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18	17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62	17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89	17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06	17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35	17

For the Year Ended October 31, 2012(8)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%	27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90	27,731	2.00	2.00	1.27	27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35	27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31	27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72	27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01	27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48	27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68	27

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(12)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(12)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(12)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(12)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(12)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(12)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(12)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(12)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(12)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(5)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (6)	11	0.82 (7)	0.82	(7)	(0.14	)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(13)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(13)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(13)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(13)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(13)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(13)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(13)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(13)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%		(0.30)%		120	%(14)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96		(1.05)		120	(14)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90		(1.01)		120	(14)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92		(0.03)		120	(14)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45		(0.56)		120	(14)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15		(0.25)		120	(14)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85		0.04		120	(14)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75		0.14		120	(14)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%		(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96		(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93		(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95		(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45		(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15		(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85		(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76		(0.09)		116

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32

For the Year Ended October 31, 2012(8)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%	$276,741	1.47%	1.47%	—%	46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75	14,015	2.38	2.28	(0.84)	46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88	73,728	2.17	2.17	(0.71)	46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18	38,199	1.11	1.11	0.35	46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51	12,521	1.69	1.65	(0.15)	46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89	12,363	1.38	1.35	0.11	46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24	2,489	1.09	1.05	0.43	46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28	3,252	0.98	0.98	0.48	46

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10		31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(5)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (6)	1,230	0.77 (7)	0.77 (7)	(0.13	)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28		38

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70		45

The accompanying notes are an integral part of these financial statements.

133

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%		0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10		(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99		(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92		0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53		(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22		0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93		0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82		0.63	43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%		0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10		(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01		(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96		0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53		(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22		0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93		0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82		0.60	59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%	$159,104	1.38%	1.35%		0.67%	59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88	2,813	2.38	2.10		(0.21)	59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84	28,522	2.06	2.06		(0.05)	59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02	5,296	1.00	1.00		1.06	59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41	3,514	1.55	1.55		0.50	59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70	2,735	1.25	1.25		0.79	59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07	311	0.96	0.95		1.14	59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22	136,388	0.84	0.84		1.24	59

The accompanying notes are an integral part of these financial statements.

134

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(20)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(16)	0.85%	94%
B	11.58	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(16)	0.10	94
C	11.43	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(16)	0.11	94
I	12.38	0.13	(0.15	)(20)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(16)	1.17	94
R3	12.67	0.08	(0.16	)(20)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(16)	0.65	94
R4	12.72	0.11	(0.15	)(20)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(16)	0.96	94
R5	12.78	0.13	(0.14	)(20)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(16)	1.08	94
Y	12.77	0.16	(0.15	)(20)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(16)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(10)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(6)	2,429	1.12 (7)	0.99	(7)	1.01 (7)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11		$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%		0.75%	116%
B	14.06	—	1.05		1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05		0.01	116
C	13.94	—	1.03		1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05		—	116
R3	15.10	0.07	1.14		1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50		0.53	116
R4	15.10	0.11	1.14		1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20		0.81	116
R5	15.16	0.16	1.14		1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90		1.14	116
Y	15.14	0.17	1.14		1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85		1.20	116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50		$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%	1.30%		1.48%	140%
B	10.68	0.09	3.34		3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35	2.05		0.77	140
C	10.60	0.09	3.30		3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18	2.05		0.73	140
R3	11.47	0.14	3.61		3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68	1.50		1.05	140
R4	11.48	0.23	3.55		3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34	1.20		1.75	140
R5	11.51	0.25	3.58		3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04	0.90		1.87	140
Y	11.51	0.29	3.53		3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93	0.85		2.33	140

For the Year Ended October 31, 2012(8)
A	$10.10	$0.08	$1.03		$1.11	$—	$—	$—	$11.21	10.99%		$41,266	1.44%	1.30%		0.69%	121%
B	9.69	(0.01)	1.00		0.99	—	—	—	10.68	10.22		4,391	2.38	2.05		(0.06)	121
C	9.62	(0.01)	0.99		0.98	—	—	—	10.60	10.19		9,624	2.21	2.05		(0.06)	121
R3	10.35	0.05	1.07		1.12	—	—	—	11.47	10.82		144	1.65	1.50		0.52	121
R4	10.36	0.09	1.06		1.15	(0.03)	—	(0.03)	11.48	11.11		262	1.35	1.20		0.90	121
R5	10.36	0.12	1.07		1.19	(0.04)	—	(0.04)	11.51	11.48		127	1.03	0.90		1.11	121
Y	10.36	0.23	0.96		1.19	(0.04)	—	(0.04)	11.51	11.49		20,243	0.90	0.85		1.01	121

The accompanying notes are an integral part of these financial statements.

135

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(20)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(20)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(20)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(20)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(20)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(20)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(20)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(20)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(20)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(5)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (6)	14	0.87 (7)	0.87 (7)	(0.05	)(7)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39		$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31		10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27		10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62		13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50		13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78		13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07		13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06		14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67		$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%		73%
B	26.77	(0.40)	3.13		2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)		73
C	26.51	(0.40)	3.10		2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)		73
I	31.52	(0.11)	3.69		3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)		73
R3	31.53	(0.27)	3.67		3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)		73
R4	31.91	(0.19)	3.75		3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)		73
R5	32.38	(0.08)	3.80		3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)		73
Y	32.51	(0.06)	3.82		3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)		73

The accompanying notes are an integral part of these financial statements.

136

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(17)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(17)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(17)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(17)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(17)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(17)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(17)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(17)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(17)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(5)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(6)	9	0.91 (7)	0.90	(7)	(0.32	)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%	1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35	2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09	2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14	1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56	1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26	1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99	0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86	0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%	1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65		5,972	2.37	2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67		32,182	2.12	2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70		24,366	1.14	1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30		48,148	1.58	1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63		56,217	1.27	1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93		8,859	1.00	0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02		243,219	0.87	0.87		(0.30)		124

The accompanying notes are an integral part of these financial statements.

137

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%	$187,475	1.25%	1.25	%(18)	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	2.11	(18)	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	1.97	(18)	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	0.92	(18)	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	1.54	(18)	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	1.22	(18)	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	0.92	(18)	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	0.81	(18)	1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79		1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%		0.87%	74	%(19)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97		0.19	74	(19)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95		0.12	74	(19)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87		1.17	74	(19)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47		0.63	74	(19)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17		0.91	74	(19)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85		1.15	74	(19)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83		1.07	74	(19)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%		0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10		(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10		(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06		0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55		0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25		0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95		1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90		1.17	81

For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%		1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10		0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10		0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09		1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55		1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25		1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95		2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90		1.77	56

The accompanying notes are an integral part of these financial statements.

138

Domestic Equity Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(5)	Commenced operations on November 7, 2014.
(6)	Not annualized.
(7)	Annualized.
(8)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(9)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(10)	Commenced operations on March 31, 2015.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(14)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(20)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

139

Domestic Equity Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and fourteen series, respectively, as of October 31, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (formerly, The Hartford SmallCap Growth Fund) (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund offer Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and

140

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

141

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by each Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Following is quantitative information about Level 3 fair value measurements:

Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	6.2x to 11.5x	$37,529,952
Model	EV/Estimated Revenue	2.4x to 6.4x	12,402,100
Cost	Trade Price	$50.19 to $106.61	8,190,198

Convertible Bonds
Cost	Trade Price	$100	157,087

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 10.22x	65,099,263
Cost	Trade Price	$1.04 to $249.87	226,603,385

Total			$349,981,985

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Growth Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	6.2x to 11.5x	$20,356,885
Model	EV/Estimated Revenue	2.42x to 5.0x	5,436,285
Cost	Trade Price	$50.19 to $106.61	10,844,164

Convertible Bonds
Cost	Trade Price	$100	2,665,674

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 10.22x	139,015,024
Cost	Trade Price	$1.04 to $50.19	219,058,766

Total			$397,376,798

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	5.75x to 11.5x	$6,328,981
Cost	Trade Price	$2.88	1,923,016

Preferred Stock
Model	EV/Estimated Revenue	1.8x to 10.22x	13,109,531
Cost	Trade Price	$3.96 to $22.47	8,046,839

Total			$29,408,367

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

3.	Securities and Other Investments:

a) Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Capital Appreciation Fund, Small Company Fund and Value Opportunities Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Core Equity Fund and Small Cap Core Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. A Fund may trade in options to manage risk for investment purposes. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2016, Capital Appreciation Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Capital Appreciation Fund

Options Activity During the Year Ended October 31, 2016

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	10,124	1,788,193
Expired	—	—
Closed	(10,124)	(1,788,193)
Exercised	—	—

End of Period	—	$—

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,824,498	$—	$—	$—	$—	$1,824,498

Total	$—	$1,824,498	$—	$—	$—	$—	$1,824,498

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$1,232,888	$—	$—	$1,232,888
Net realized gain (loss) on foreign currency contracts	—	(353,279)	—	—	—	—	(353,279)

Total	$—	$(353,279)	$—	$1,232,888	$—	$—	$879,609

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(231,052)	$—	$—	$—	$—	$(231,052)

Total	$—	$(231,052)	$—	$—	$—	$—	$(231,052)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	10,124
Foreign Currency Contracts Purchased	$24,043,994
Foreign Currency Contracts Sold	$110,117,073

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$848,149	$—	$—	$848,149

Total	$—	$—	$—	$848,149	$—	$—	$848,149

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$5,722,949	$—	$—	$5,722,949

Total	$—	$—	$—	$5,722,949	$—	$—	$5,722,949

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(846,854)	$—	$—	$(846,854)

Total	$—	$—	$—	$(846,854)	$—	$—	$(846,854)

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	432

Small Cap Core Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$34,578	$—	$—	$34,578

Total	$—	$—	$—	$34,578	$—	$—	$34,578

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	570

Small Company Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(1,440)	$—	$—	$—	$—	$(1,440)

Total	$—	$(1,440)	$—	$—	$—	$—	$(1,440)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$148,677
Foreign Currency Contracts Sold	$150,202

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$189,816	$—	$—	$—	$—	$189,816

Total	$—	$189,816	$—	$—	$—	$—	$189,816

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$406,402	$—	$—	$—	$—	$406,402

Total	$—	$406,402	$—	$—	$—	$—	$406,402

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$188,531	$—	$—	$—	$—	$188,531

Total	$—	$188,531	$—	$—	$—	$—	$188,531

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$3,774,749
Foreign Currency Contracts Sold	$4,217,873

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,824,498	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,824,498	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,824,498	$—

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$465,883	$—	$—	$—	$465,883
Commonwealth Bank of Australia	341,529	—	—	—	341,529
Credit Suisse First Boston Corp.	342,115	—	—	—	342,115
RBC Dominion Securities, Inc.	336,302	—	—	—	336,302
State Street Global Markets LLC	338,669	—	—	—	338,669

Total	$1,824,498	$—	$—	$—	$1,824,498

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(848,149)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(848,149)

Derivatives not subject to a MNA	—	848,149

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Value Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$189,816	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	189,816	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$189,816	$—

Value Opportunities Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$130,499	$—	$—	$—	$130,499
Commonwealth Bank of Australia	14,918	—	—	—	14,918
Credit Suisse First Boston Corp.	14,943	—	—	—	14,943
RBC Dominion Securities, Inc.	14,689	—	—	—	14,689
State Street Global Markets LLC	14,767	—	—	—	14,767

Total	$189,816	$—	$—	$—	$189,816

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

150

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

151

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$186,899,531	$721,176,114	$822,807,951	$2,237,888,021
Core Equity Fund	2,036,395	12,002,746	90,262	2,105,334
Dividend and Growth Fund	125,108,771	624,692,631	162,211,788	629,491,691
Equity Income Fund	68,153,969	260,712,301	80,701,672	92,612,789
Growth Opportunities Fund	92,615,199	346,169,522	160,915,364	503,348,303
Healthcare Fund	47,036,502	175,378,569	—	71,453,477
MidCap Fund	—	367,177,231	51,668,231	372,640,289
MidCap Value Fund	1,600,048	35,066,916	5,298,060	50,621,600
Small Cap Core Fund	611,312	4,267,805	754,527	6,438,937
Small Cap Growth Fund	3,254,261	77,163,956	1,285,472	31,630,787
Small Company Fund	—	101,538,729	31,750,362	113,672,421
Value Opportunities Fund	5,996,110	15,603,917	1,968,341	23,542,991

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$27,666,020	$—	$(44,677,680)	$283,023,204	$266,011,544
Core Equity Fund	10,519,338	19,483,418	—	67,314,687	97,317,443
Dividend and Growth Fund	16,038,314	245,614,162	—	1,706,597,817	1,968,250,293
Equity Income Fund	2,506,351	122,485,540	—	601,125,543	726,117,434
Growth Opportunities Fund	—	158,038,095	(21,555,690)	317,604,736	454,087,141
Healthcare Fund	—	129,500,810	(6,554,361)	(32,177,234)	90,769,215
MidCap Fund	—	209,026,383	(14,877,948)	877,343,887	1,071,492,322
MidCap Value Fund	448,510	35,777,815	—	20,889,106	57,115,431
Small Cap Core Fund	1,523,691	—	(7,796,090)	8,296,376	2,023,977
Small Cap Growth Fund	—	5,619,883	(2,151,347)	38,852,635	42,321,171
Small Company Fund	—	—	(59,389,792)	(73,106)	(59,462,898)
Value Opportunities Fund	3,773,217	—	—	(8,901,437)	(5,128,220)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(2,430,102)	$(5,928,665)	$8,358,767
Core Equity Fund	1	(126,649)	126,648
Dividend and Growth Fund	1	(5,060,881)	5,060,880
Equity Income Fund	—	(5,324,707)	5,324,707
Growth Opportunities Fund	(5,650,469)	11,615,559	(5,965,090)
Healthcare Fund	(955,682)	748,955	206,727
MidCap Fund	(14,522,999)	13,828,106	694,893
MidCap Value Fund	(3)	399,609	(399,606)
Small Cap Core Fund	1	(33,858)	33,857
Small Cap Growth Fund	—	(19,541)	19,541
Small Company Fund	(6,025,932)	5,440,915	585,017
Value Opportunities Fund	2	(350,125)	350,123

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017
Capital Appreciation Fund	$—	$44,677,680	$—
Small Cap Core Fund	3,722,341	4,073,749	—
Small Company Fund	—	55,038,255	—

The Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund and Value Opportunities Fund had no capital loss carryfoward for U.S. federal income tax purposes as of October 31, 2016.

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2016, the MidCap Value Fund utilized $918,908, of prior year capital loss carryforwards.

153

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2016, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Growth Opportunities Fund	$21,555,690
Healthcare Fund	6,554,361
MidCap Fund	14,877,948
Small Cap Growth Fund	2,151,347
Small Company Fund	4,351,537

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

155

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

MidCap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Core Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

156

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Cap Core Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
Small Cap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be 1.25%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.11%	1.99%	1.83%	0.80%	1.41%	1.11%	0.81%	0.71%	0.72%
Core Equity Fund	0.80%	1.55%	1.55%	0.55%	1.10%	0.80%	0.50%	0.43%	0.43%
Dividend and Growth Fund	1.03%	1.96%	1.77%	0.82%	1.36%	1.06%	0.76%	0.66%	0.66%
Equity Income Fund	1.04%	1.18%	1.76%	0.78%	1.38%	1.07%	0.77%	0.67%	0.67%
Growth Opportunities Fund	1.14%	2.06%	1.88%	0.93%	1.46%	1.16%	0.86%	0.77%	0.77%
Healthcare Fund	1.33%	2.22%	2.06%	1.06%	1.62%	1.32%	1.03%	—	0.92%
MidCap Fund	1.17%	2.06%	1.89%	1.02%	1.48%	1.17%	0.87%	0.77%	0.77%
MidCap Value Fund	1.30%	2.12%	2.02%	1.06%	1.56%	1.25%	0.95%	—	0.85%
Small Cap Core Fund	1.31%	2.06%	2.06%	1.00%	1.51%	1.21%	0.91%	—	0.86%
Small Cap Growth Fund	1.25%	2.09%	1.94%	0.99%	1.51%	1.19%	0.89%	0.79%	0.79%
Small Company Fund	1.42%	2.17%	2.14%	1.17%	1.57%	1.27%	0.97%	0.90%	0.90%
Value Opportunities Fund	1.25%	2.11%	1.97%	0.92%	1.54%	1.22%	0.92%	—	0.80%

157

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$4,594,212	$96,170
Core Equity Fund	4,899,443	70,181
Dividend and Growth Fund	5,902,485	65,939
Equity Income Fund	3,750,364	67,855
Growth Opportunities Fund	4,238,354	134,016
Healthcare Fund	4,741,544	105,226
MidCap Fund	7,577,165	76,147
MidCap Value Fund	1,484,878	10,376
Small Cap Core Fund	81,575	1,399
Small Cap Growth Fund	85,793	2,637
Small Company Fund	796,601	7,908
Value Opportunities Fund	285,684	4,522

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$22,996
Core Equity Fund	4,072
Dividend and Growth Fund	18,514
Equity Income Fund	8,768
Growth Opportunities Fund	11,403
Healthcare Fund	3,832
MidCap Fund	13,486
MidCap Value Fund	1,076
Small Cap Core Fund	410
Small Cap Growth Fund	2,216
Small Company Fund	1,549
Value Opportunities Fund	612

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Capital Appreciation Fund	0.11%
Core Equity Fund	0.09%
Dividend and Growth Fund	0.11%
Equity Income Fund	0.09%
Growth Opportunities Fund	0.13%
Healthcare Fund	0.14%
MidCap Fund	0.12%
MidCap Value Fund	0.15%
Small Cap Core Fund	0.08%
Small Cap Growth Fund	0.09%
Small Company Fund	0.17%
Value Opportunities Fund	0.17%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	—	%*	—
Core Equity Fund	—	—	—	—	—	—	—	—		—
Dividend and Growth Fund	—	—	—	—	—	—	—	—	%*	—
Equity Income Fund	—	—	—	—	—	—	—	—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—	1%		—
Healthcare Fund	—	—	—	—	—	—	—	—		—
MidCap Fund	—	—	—	—	—	—	—	—		—
MidCap Value Fund	—	—	—	—	—	—	—	—		—
Small Cap Core Fund	—	—	—	—	—	—	24%	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—	—	%*	—
Small Company Fund	—	—	—	—	—	—	—	100%		—
Value Opportunities Fund	—	—	—	—	—	—	—	—		—

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Percentage of Fund by Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—		—	%*	—
Core Equity Fund	—	—	—	—	—	—	—		—		—
Dividend and Growth Fund	—	—	—	—	—	—	—		—	%*	—
Equity Income Fund	—	—	—	—	—	—	—		—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—		—	%*	—
Healthcare Fund	—	—	—	—	—	—	—		—		—
MidCap Fund	—	—	—	—	—	—	—		—		—
MidCap Value Fund	—	—	—	—	—	—	—		—		—
Small Cap Core Fund	—	—	—	—	—	—	—	%*	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—		—	%*	—
Small Company Fund	—	—	—	—	—	—	—		—	%*	—
Value Opportunities Fund	—	—	—	—	—	—	—		—		—

*	Percentage rounds to zero.

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	8%
Dividend and Growth Fund	12%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	3%
MidCap Value Fund	11%
Small Cap Core Fund	64%
Small Cap Growth Fund	4%
Small Company Fund	1%

*	Affiliated Funds invest in Class Y shares.

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$8,186,494,827	$10,089,942,621
Core Equity Fund	2,155,476,654	450,866,928
Dividend and Growth Fund	1,624,263,353	1,936,727,840
Equity Income Fund	506,994,578	519,741,718
Growth Opportunities Fund	5,437,609,588	6,208,054,691
Healthcare Fund	537,189,234	616,976,240
MidCap Fund	3,048,616,777	1,714,497,986
MidCap Value Fund	247,411,933	256,606,120
Small Cap Core Fund	251,728,526	154,597,341
Small Cap Growth Fund	406,190,766	567,160,390
Small Company Fund	509,504,765	779,346,523
Value Opportunities Fund	102,846,699	149,804,405

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	—	—
Healthcare Fund	—	—
MidCap Fund	—	—
MidCap Value Fund	—	—
Small Cap Core Fund	—	—
Small Cap Growth Fund	—	—
Small Company Fund	—	—
Value Opportunities Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$8,186,494,827	$10,089,942,621
Core Equity Fund	2,155,476,654	450,866,928
Dividend and Growth Fund	1,624,263,353	1,936,727,840
Equity Income Fund	506,994,578	519,741,718
Growth Opportunities Fund	5,437,609,588	6,208,054,691
Healthcare Fund	537,189,234	616,976,240
MidCap Fund	3,048,616,777	1,714,497,986
MidCap Value Fund	247,411,933	256,606,120
Small Cap Core Fund	251,728,526	154,597,341
Small Cap Growth Fund	406,190,766	567,160,390
Small Company Fund	509,504,765	779,346,523
Value Opportunities Fund	102,846,699	149,804,405

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Capital Appreciation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,324,307	$247,685,142	8,604,580	$333,653,424
Shares Issued for Reinvested Dividends	13,199,444	445,797,555	39,450,036	1,435,297,361
Shares Redeemed	(30,189,883)	(1,029,610,751)	(22,660,299)	(879,292,583)
Shares converted (from) Class B into Class A	365,422	12,306,753	433,572	16,942,456

Net Increase (Decrease)	(9,300,710)	(323,821,301)	25,827,889	906,600,658

Class B
Shares Sold	27,398	$733,469	125,482	$3,791,355
Shares Issued for Reinvested Dividends	534,975	14,331,984	2,401,841	71,262,614
Shares Redeemed	(3,069,988)	(82,731,588)	(3,206,554)	(102,590,050)
Shares converted (from) Class B into Class A	(459,610)	(12,306,753)	(529,367)	(16,942,456)

Net Increase (Decrease)	(2,967,225)	(79,972,888)	(1,208,598)	(44,478,537)

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Capital Appreciation Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,348,340	$64,166,313	4,522,335	$142,113,524
Shares Issued for Reinvested Dividends	5,681,816	154,884,688	16,774,281	504,738,612
Shares Redeemed	(14,118,913)	(390,154,287)	(10,307,386)	(331,578,059)

Net Increase (Decrease)	(6,088,757)	(171,103,286)	10,989,230	315,274,077

Class I
Shares Sold	8,631,418	$294,006,166	7,935,326	$303,122,755
Shares Issued for Reinvested Dividends	2,620,805	89,030,968	8,069,183	295,017,658
Shares Redeemed	(21,218,430)	(723,079,454)	(14,932,080)	(596,756,548)

Net Increase (Decrease)	(9,966,207)	(340,042,320)	1,072,429	1,383,865

Class R3
Shares Sold	343,684	$12,699,914	353,499	$14,827,069
Shares Issued for Reinvested Dividends	253,743	9,266,695	817,356	31,974,965
Shares Redeemed	(849,489)	(31,304,433)	(764,095)	(32,095,766)

Net Increase (Decrease)	(252,062)	(9,337,824)	406,760	14,706,268

Class R4
Shares Sold	771,140	$28,753,036	808,025	$34,196,038
Shares Issued for Reinvested Dividends	339,012	12,730,756	1,055,199	42,295,276
Shares Redeemed	(2,759,831)	(106,277,909)	(1,194,615)	(51,746,597)

Net Increase (Decrease)	(1,649,679)	(64,794,117)	668,609	24,744,717

Class R5
Shares Sold	117,711	$4,486,512	164,540	$7,125,982
Shares Issued for Reinvested Dividends	107,579	4,125,853	325,251	13,284,424
Shares Redeemed	(303,533)	(11,582,474)	(345,332)	(15,562,433)

Net Increase (Decrease)	(78,243)	(2,970,109)	144,459	4,847,973

Class R6(1)
Shares Sold	1,539,558	$57,130,674	184	$10,000
Shares Issued for Reinvested Dividends	21	813	58	2,380
Shares Redeemed	(80,773)	(3,144,776)	—	—

Net Increase (Decrease)	1,458,806	53,986,711	242	12,380

Class Y
Shares Sold	1,292,665	$49,286,867	1,627,542	$71,597,851
Shares Issued for Reinvested Dividends	2,246,149	86,612,131	7,354,682	301,886,684
Shares Redeemed	(8,788,750)	(356,312,023)	(3,601,661)	(161,039,317)

Net Increase (Decrease)	(5,249,936)	(220,413,025)	5,380,563	212,445,218

Total Net Increase (Decrease)	(34,094,013)	$(1,158,468,159)	43,281,583	$1,435,536,619

(1)	Commenced operations on November 7, 2014.

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Core Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	28,515,362	$661,729,217	7,444,636	$174,038,955
Shares Issued for Reinvested Dividends	247,664	5,759,471	76,842	1,686,680
Shares Redeemed	(10,407,376)	(247,989,272)	(2,169,162)	(50,685,558)
Shares converted (from) Class B into Class A	23,107	540,817	18,554	431,966

Net Increase (Decrease)	18,378,757	420,040,233	5,370,870	125,472,043

Class B
Shares Sold	11,253	$245,755	18,579	$408,227
Shares Issued for Reinvested Dividends	1,391	29,911	1,228	25,192
Shares Redeemed	(25,096)	(547,802)	(19,777)	(428,734)
Shares converted (from) Class B into Class A	(24,975)	(540,817)	(19,894)	(431,966)

Net Increase (Decrease)	(37,427)	(812,953)	(19,864)	(427,281)

Class C
Shares Sold	10,781,544	$234,010,636	2,519,657	$54,624,884
Shares Issued for Reinvested Dividends	74,466	1,596,545	13,706	280,427
Shares Redeemed	(1,312,986)	(28,859,187)	(216,627)	(4,682,918)

Net Increase (Decrease)	9,543,024	206,747,994	2,316,736	50,222,393

Class I(1)
Shares Sold	32,481,968	$760,739,092	5,769,687	$136,019,637
Shares Issued for Reinvested Dividends	124,899	2,917,766	—	—
Shares Redeemed	(6,949,101)	(165,217,453)	(97,754)	(2,291,268)

Net Increase (Decrease)	25,657,766	598,439,405	5,671,933	133,728,369

Class R3
Shares Sold	1,489,029	$35,644,815	194,394	$4,657,643
Shares Issued for Reinvested Dividends	5,752	136,015	185	4,137
Shares Redeemed	(213,679)	(5,141,515)	(8,115)	(190,065)

Net Increase (Decrease)	1,281,102	30,639,315	186,464	4,471,715

Class R4
Shares Sold	5,684,360	$137,158,572	912,065	$21,951,992
Shares Issued for Reinvested Dividends	18,321	438,819	930	20,981
Shares Redeemed	(705,577)	(17,379,034)	(61,858)	(1,502,474)

Net Increase (Decrease)	4,997,104	120,218,357	851,137	20,470,499

Class R5
Shares Sold	4,626,287	$111,019,044	1,183,789	$28,088,675
Shares Issued for Reinvested Dividends	25,242	593,664	684	15,632
Shares Redeemed	(707,822)	(16,857,806)	(88,603)	(2,095,270)

Net Increase (Decrease)	3,943,707	94,754,902	1,095,870	26,009,037

Class R6(1)
Shares Sold	1,454,286	$35,422,164	24,821	$584,344
Shares Issued for Reinvested Dividends	985	23,260	—	—
Shares Redeemed	(154,511)	(3,759,772)	(272)	(6,603)

Net Increase (Decrease)	1,300,760	31,685,652	24,549	577,741

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Core Equity Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	13,248,042	$314,850,512	856,126	$20,398,568
Shares Issued for Reinvested Dividends	56,439	1,349,052	4,947	113,341
Shares Redeemed	(2,436,476)	(58,410,104)	(197,379)	(4,601,031)

Net Increase (Decrease)	10,868,005	257,789,460	663,694	15,910,878

Total Net Increase (Decrease)	75,932,798	$1,759,502,365	16,161,389	$376,435,394

(1) Commenced operations on March 31, 2015.

Dividend and Growth Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,827,823	$270,126,567	12,016,958	$303,232,662
Shares Issued for Reinvested Dividends	15,721,312	349,869,481	14,957,792	368,350,623
Shares Redeemed	(27,735,505)	(641,471,001)	(18,008,635)	(454,396,622)
Shares converted (from) Class B into Class A	219,034	4,982,276	326,290	8,305,930

Net Increase (Decrease)	32,664	(16,492,677)	9,292,405	225,492,593

Class B
Shares Sold	14,253	$316,475	39,414	$971,331
Shares Issued for Reinvested Dividends	166,942	3,626,315	257,625	6,221,065
Shares Redeemed	(931,562)	(20,997,081)	(922,713)	(23,027,380)
Shares converted (from) Class B into Class A	(223,401)	(4,982,276)	(332,516)	(8,305,930)

Net Increase (Decrease)	(973,768)	(22,036,567)	(958,190)	(24,140,914)

Class C
Shares Sold	1,975,730	$43,860,179	2,219,857	$54,642,950
Shares Issued for Reinvested Dividends	1,874,808	40,406,189	1,756,993	42,118,336
Shares Redeemed	(3,835,749)	(85,478,285)	(2,499,690)	(61,397,703)

Net Increase (Decrease)	14,789	(1,211,917)	1,477,160	35,363,583

Class I
Shares Sold	17,222,827	$396,781,233	10,992,405	$276,474,917
Shares Issued for Reinvested Dividends	7,426,774	164,722,133	7,533,771	184,802,630
Shares Redeemed	(17,459,490)	(401,433,607)	(19,500,002)	(493,177,603)

Net Increase (Decrease)	7,190,111	160,069,759	(973,826)	(31,900,056)

Class R3
Shares Sold	519,679	$11,982,775	598,838	$15,312,528
Shares Issued for Reinvested Dividends	326,230	7,328,236	329,360	8,188,504
Shares Redeemed	(899,240)	(21,027,354)	(896,450)	(22,898,541)

Net Increase (Decrease)	(53,331)	(1,716,343)	31,748	602,491

Class R4
Shares Sold	1,292,238	$30,027,274	1,494,841	$38,162,936
Shares Issued for Reinvested Dividends	445,962	10,088,298	418,695	10,461,289
Shares Redeemed	(1,943,069)	(45,862,775)	(1,786,856)	(45,985,228)

Net Increase (Decrease)	(204,869)	(5,747,203)	126,680	2,638,997

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Dividend and Growth Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	2,473,418	$56,672,703	2,753,299	$69,994,979
Shares Issued for Reinvested Dividends	643,549	14,588,667	605,686	15,180,069
Shares Redeemed	(7,766,635)	(178,504,161)	(2,580,670)	(66,495,496)

Net Increase (Decrease)	(4,649,668)	(107,242,791)	778,315	18,679,552

Class R6(1)
Shares Sold	129,875	$3,014,720	360	$10,000
Shares Issued for Reinvested Dividends	1,015	23,989	40	1,001
Shares Redeemed	(7,608)	(181,390)	—	—

Net Increase (Decrease)	123,282	2,857,319	400	11,001

Class Y
Shares Sold	14,279,840	$341,152,177	4,381,897	$112,032,155
Shares Issued for Reinvested Dividends	6,056,885	137,719,117	5,263,031	132,001,896
Shares Redeemed	(11,421,763)	(267,459,707)	(6,393,961)	(165,600,561)

Net Increase (Decrease)	8,914,962	211,411,587	3,250,967	78,433,490

Total Net Increase (Decrease)	10,394,172	$219,891,167	13,025,659	$305,180,737

(1) Commenced operations on November 7, 2014.

Equity Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,370,885	$198,695,633	12,406,343	$231,741,068
Shares Issued for Reinvested Dividends	9,509,717	159,991,475	4,668,164	85,747,162
Shares Redeemed	(21,628,077)	(382,379,118)	(25,615,666)	(479,522,316)
Shares converted (from) Class B into Class A	32,862	562,740	39,384	745,386

Net Increase (Decrease)	(714,613)	(23,129,270)	(8,501,775)	(161,288,700)

Class B
Shares Sold	24,955	$433,487	30,930	$576,013
Shares Issued for Reinvested Dividends	66,756	1,120,750	44,628	821,014
Shares Redeemed	(417,297)	(7,362,995)	(427,645)	(8,020,430)
Shares converted (from) Class B into Class A	(32,832)	(562,740)	(39,364)	(745,386)

Net Increase (Decrease)	(358,418)	(6,371,498)	(391,451)	(7,368,789)

Class C
Shares Sold	3,905,292	$67,671,902	4,182,849	$78,031,978
Shares Issued for Reinvested Dividends	2,133,619	35,565,816	895,341	16,360,992
Shares Redeemed	(5,486,671)	(95,717,720)	(4,493,757)	(83,383,140)

Net Increase (Decrease)	552,240	7,519,998	584,433	11,009,830

Class I
Shares Sold	23,418,906	$412,398,070	12,942,674	$241,104,734
Shares Issued for Reinvested Dividends	4,384,964	73,583,551	2,233,625	40,861,565
Shares Redeemed	(18,641,771)	(322,149,685)	(17,931,867)	(331,672,319)

Net Increase (Decrease)	9,162,099	163,831,936	(2,755,568)	(49,706,020)

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Equity Income Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	636,332	$11,187,488	752,875	$14,093,619
Shares Issued for Reinvested Dividends	274,858	4,621,450	128,915	2,368,752
Shares Redeemed	(862,776)	(15,151,582)	(949,453)	(17,600,794)

Net Increase (Decrease)	48,414	657,356	(67,663)	(1,138,423)

Class R4
Shares Sold	1,164,091	$20,491,643	953,664	$17,916,880
Shares Issued for Reinvested Dividends	333,156	5,617,861	160,057	2,944,963
Shares Redeemed	(1,212,032)	(21,456,423)	(1,160,922)	(21,827,440)

Net Increase (Decrease)	285,215	4,653,081	(47,201)	(965,597)

Class R5
Shares Sold	980,118	$17,179,762	1,535,456	$29,033,653
Shares Issued for Reinvested Dividends	359,302	6,086,582	213,556	3,949,733
Shares Redeemed	(1,811,543)	(32,027,998)	(2,463,301)	(46,471,894)

Net Increase (Decrease)	(472,123)	(8,761,654)	(714,289)	(13,488,508)

Class R6(1)
Shares Sold	62,177	$1,107,692	859,969	$16,138,642
Shares Issued for Reinvested Dividends	77,955	1,325,851	4,802	82,137
Shares Redeemed	(75,298)	(1,366,352)	(127,008)	(2,340,024)

Net Increase (Decrease)	64,834	1,067,191	737,763	13,880,755

Class Y
Shares Sold	12,059,147	$207,508,098	2,821,312	$53,229,407
Shares Issued for Reinvested Dividends	1,512,164	25,802,438	610,214	11,286,490
Shares Redeemed	(5,345,547)	(94,320,343)	(2,693,960)	(50,752,885)

Net Increase (Decrease)	8,225,764	138,990,193	737,566	13,763,012

Total Net Increase (Decrease)	16,793,412	$278,457,333	(10,418,185)	$(195,302,440)

(1) Commenced operations on November 7, 2014.

Growth Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,357,144	$270,866,300	11,323,600	$454,945,077
Shares Issued for Reinvested Dividends	4,073,036	149,928,457	7,036,698	255,994,798
Shares Redeemed	(10,654,646)	(392,192,252)	(7,072,624)	(281,437,556)
Shares converted (from) Class B into Class A	72,594	2,637,481	57,219	2,307,502

Net Increase (Decrease)	848,128	31,239,986	11,344,893	431,809,821

Class B
Shares Sold	17,119	$433,669	46,564	$1,295,900
Shares Issued for Reinvested Dividends	60,096	1,521,632	167,713	4,395,762
Shares Redeemed	(330,807)	(8,409,913)	(271,213)	(7,881,876)
Shares converted (from) Class B into Class A	(105,622)	(2,637,481)	(79,370)	(2,307,502)

Net Increase (Decrease)	(359,214)	(9,092,093)	(136,306)	(4,497,716)

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Growth Opportunities Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	4,946,279	$128,086,649	6,195,981	$179,904,333
Shares Issued for Reinvested Dividends	1,506,379	38,578,363	1,801,666	47,618,034
Shares Redeemed	(3,985,761)	(102,262,704)	(1,744,057)	(50,580,668)

Net Increase (Decrease)	2,466,897	64,402,308	6,253,590	176,941,699

Class I
Shares Sold	19,732,943	$752,758,204	27,012,976	$1,115,541,986
Shares Issued for Reinvested Dividends	4,479,451	170,818,254	6,332,967	237,296,256
Shares Redeemed	(37,897,925)	(1,412,422,706)	(14,068,624)	(579,444,912)

Net Increase (Decrease)	(13,685,531)	(488,846,248)	19,277,319	773,393,330

Class R3
Shares Sold	402,839	$14,741,027	487,697	$19,838,065
Shares Issued for Reinvested Dividends	92,026	3,425,213	133,408	4,918,740
Shares Redeemed	(320,922)	(11,881,561)	(219,197)	(8,789,268)

Net Increase (Decrease)	173,943	6,284,679	401,908	15,967,537

Class R4
Shares Sold	698,644	$26,711,871	421,498	$17,654,988
Shares Issued for Reinvested Dividends	119,352	4,608,198	215,215	8,182,472
Shares Redeemed	(419,247)	(16,171,719)	(363,791)	(14,935,940)

Net Increase (Decrease)	398,749	15,148,350	272,922	10,901,520

Class R5
Shares Sold	592,286	$22,580,594	618,748	$26,681,559
Shares Issued for Reinvested Dividends	244,389	9,743,509	437,027	17,052,786
Shares Redeemed	(3,306,959)	(128,685,435)	(441,324)	(19,054,253)

Net Increase (Decrease)	(2,470,284)	(96,361,332)	614,451	24,680,092

Class R6(1)
Shares Sold	26,285	$1,098,560	212	$10,000
Shares Issued for Reinvested Dividends	1,420	57,208	42	1,642
Shares Redeemed	(5,092)	(202,378)	—	—

Net Increase (Decrease)	22,613	953,390	254	11,642

Class Y
Shares Sold	5,415,420	$219,325,203	2,803,664	$122,559,813
Shares Issued for Reinvested Dividends	393,230	15,865,607	283,158	11,147,947
Shares Redeemed	(4,482,778)	(165,961,074)	(265,048)	(11,563,390)

Net Increase (Decrease)	1,325,872	69,229,736	2,821,774	122,144,370

Total Net Increase (Decrease)	(11,278,827)	$(407,041,224)	40,850,805	$1,551,352,295

(1)	Commenced operations on November 7, 2014.

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Healthcare Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,281,243	$209,895,248	11,012,713	$434,672,549
Shares Issued for Reinvested Dividends	3,434,927	119,540,110	1,147,667	40,592,988
Shares Redeemed	(8,924,397)	(293,106,568)	(4,941,855)	(194,574,979)
Shares converted (from) Class B into Class A	29,586	967,283	40,707	1,614,202

Net Increase (Decrease)	821,359	37,296,073	7,259,232	282,304,760

Class B
Shares Sold	7,616	$214,742	42,562	$1,452,761
Shares Issued for Reinvested Dividends	26,330	772,283	23,436	721,123
Shares Redeemed	(107,514)	(3,003,955)	(183,572)	(6,280,362)
Shares converted (from) Class B into Class A	(34,752)	(967,283)	(46,907)	(1,614,202)

Net Increase (Decrease)	(108,320)	(2,984,213)	(164,481)	(5,720,680)

Class C
Shares Sold	1,828,436	$52,737,744	4,269,544	$147,066,831
Shares Issued for Reinvested Dividends	1,440,836	42,778,689	398,445	12,359,998
Shares Redeemed	(2,837,305)	(79,647,054)	(903,015)	(30,688,696)

Net Increase (Decrease)	431,967	15,869,379	3,764,974	128,738,133

Class I
Shares Sold	4,161,816	$142,954,558	4,134,542	$167,660,812
Shares Issued for Reinvested Dividends	920,168	33,239,324	224,482	8,182,379
Shares Redeemed	(4,643,081)	(156,002,724)	(1,344,725)	(53,784,451)

Net Increase (Decrease)	438,903	20,191,158	3,014,299	122,058,740

Class R3
Shares Sold	484,968	$16,688,607	830,362	$33,178,788
Shares Issued for Reinvested Dividends	213,051	7,622,444	76,789	2,793,593
Shares Redeemed	(807,673)	(27,133,820)	(494,308)	(19,333,572)

Net Increase (Decrease)	(109,654)	(2,822,769)	412,843	16,638,809

Class R4
Shares Sold	378,050	$13,354,643	653,744	$27,160,321
Shares Issued for Reinvested Dividends	166,989	6,202,127	51,929	1,946,281
Shares Redeemed	(638,524)	(22,323,070)	(220,010)	(9,060,281)

Net Increase (Decrease)	(93,485)	(2,766,300)	485,663	20,046,321

Class R5
Shares Sold	106,023	$3,932,106	121,122	$5,122,901
Shares Issued for Reinvested Dividends	17,672	678,660	4,336	166,891
Shares Redeemed	(93,792)	(3,388,808)	(57,980)	(2,443,721)

Net Increase (Decrease)	29,903	1,221,958	67,478	2,846,071

Class Y
Shares Sold	1,552,667	$53,535,145	88,958	$3,819,043
Shares Issued for Reinvested Dividends	36,243	1,403,996	9,967	386,236
Shares Redeemed	(316,374)	(11,275,709)	(43,874)	(1,839,046)

Net Increase (Decrease)	1,272,536	43,663,432	55,051	2,366,233

Total Net Increase (Decrease)	2,683,209	$109,668,718	14,895,059	$569,278,387

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	15,555,128	$370,651,164	10,462,119	$274,164,377
Shares Issued for Reinvested Dividends	6,427,454	149,631,121	7,470,845	181,840,374
Shares Redeemed	(15,258,356)	(366,056,899)	(9,660,007)	(252,283,990)
Shares converted (from) Class B into Class A	62,049	1,454,286	68,384	1,802,263

Net Increase (Decrease)	6,786,275	155,679,672	8,341,341	205,523,024

Class B
Shares Sold	26,574	$467,152	23,613	$471,357
Shares Issued for Reinvested Dividends	132,790	2,286,638	187,726	3,502,970
Shares Redeemed	(354,640)	(6,252,035)	(257,138)	(5,169,464)
Shares converted (from) Class B into Class A	(83,930)	(1,454,286)	(89,281)	(1,802,263)

Net Increase (Decrease)	(279,206)	(4,952,531)	(135,080)	(2,997,400)

Class C
Shares Sold	6,173,274	$112,518,484	5,921,976	$122,034,608
Shares Issued for Reinvested Dividends	3,179,938	56,602,900	3,259,674	62,553,351
Shares Redeemed	(6,388,859)	(116,189,978)	(3,502,721)	(72,183,416)

Net Increase (Decrease)	2,964,353	52,931,406	5,678,929	112,404,543

Class I
Shares Sold	58,129,474	$1,418,593,240	9,134,353	$242,271,345
Shares Issued for Reinvested Dividends	2,076,246	49,331,615	2,049,424	50,702,742
Shares Redeemed	(16,647,955)	(408,405,655)	(4,953,818)	(131,932,964)

Net Increase (Decrease)	43,557,765	1,059,519,200	6,229,959	161,041,123

Class R3
Shares Sold	659,106	$17,508,553	1,014,643	$29,284,893
Shares Issued for Reinvested Dividends	188,534	4,877,369	186,911	5,033,512
Shares Redeemed	(814,344)	(21,672,742)	(446,025)	(12,878,581)

Net Increase (Decrease)	33,296	713,180	755,529	21,439,824

Class R4
Shares Sold	3,006,475	$82,666,863	2,647,260	$77,464,695
Shares Issued for Reinvested Dividends	301,787	8,021,498	291,617	8,028,220
Shares Redeemed	(1,877,827)	(51,812,626)	(1,482,784)	(44,180,185)

Net Increase (Decrease)	1,430,435	38,875,735	1,456,093	41,312,730

Class R5
Shares Sold	2,539,012	$70,735,603	2,598,401	$77,353,888
Shares Issued for Reinvested Dividends	387,079	10,462,742	351,572	9,801,832
Shares Redeemed	(1,496,523)	(41,483,046)	(1,089,636)	(32,657,991)

Net Increase (Decrease)	1,429,568	39,715,299	1,860,337	54,497,729

Class R6(1)
Shares Sold	958,173	$27,674,388	41,661	$1,251,491
Shares Issued for Reinvested Dividends	16,800	457,136	31	858
Shares Redeemed	(88,833)	(2,506,590)	(1,482)	(45,282)

Net Increase (Decrease)	886,140	25,624,934	40,210	1,207,067

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	20,168,263	$550,050,270	12,525,770	$375,931,667
Shares Issued for Reinvested Dividends	2,668,794	72,591,201	3,104,776	86,995,819
Shares Redeemed	(9,728,296)	(273,913,281)	(11,000,352)	(329,061,962)

Net Increase (Decrease)	13,108,761	348,728,190	4,630,194	133,865,524

Total Net Increase (Decrease)	69,917,387	$1,716,835,085	28,857,512	$728,294,164

(1) Commenced operations on November 7, 2014.

MidCap Value Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,032,229	$68,859,630	2,280,934	$35,329,778
Shares Issued for Reinvested Dividends	1,281,207	17,390,710	1,747,300	25,055,811
Shares Redeemed	(3,961,991)	(54,844,846)	(2,149,868)	(33,095,942)
Shares converted (from) Class B into Class A	21,277	287,705	23,801	369,572

Net Increase (Decrease)	2,372,722	31,693,199	1,902,167	27,659,219

Class B
Shares Sold	10,348	$124,140	5,042	$68,433
Shares Issued for Reinvested Dividends	9,900	115,336	20,894	262,016
Shares Redeemed	(49,867)	(578,174)	(35,586)	(479,394)
Shares converted (from) Class B into Class A	(24,791)	(287,705)	(27,192)	(369,572)

Net Increase (Decrease)	(54,410)	(626,403)	(36,842)	(518,517)

Class C
Shares Sold	415,198	$4,858,584	496,996	$6,667,704
Shares Issued for Reinvested Dividends	276,461	3,206,945	371,518	4,636,545
Shares Redeemed	(810,623)	(9,514,569)	(515,255)	(6,927,429)

Net Increase (Decrease)	(118,964)	(1,449,040)	353,259	4,376,820

Class I
Shares Sold	5,377,853	$76,102,795	882,874	$13,548,799
Shares Issued for Reinvested Dividends	164,226	2,248,438	232,153	3,359,439
Shares Redeemed	(1,612,305)	(21,628,845)	(1,365,576)	(21,114,428)

Net Increase (Decrease)	3,929,774	56,722,388	(250,549)	(4,206,190)

Class R3
Shares Sold	276,345	$3,795,520	292,165	$4,704,497
Shares Issued for Reinvested Dividends	47,551	677,606	70,619	1,059,988
Shares Redeemed	(192,291)	(2,742,231)	(301,485)	(4,841,250)

Net Increase (Decrease)	131,605	1,730,895	61,299	923,235

Class R4
Shares Sold	383,094	$5,890,463	316,535	$5,132,507
Shares Issued for Reinvested Dividends	61,300	884,311	60,130	913,209
Shares Redeemed	(272,150)	(3,910,822)	(182,378)	(2,967,493)

Net Increase (Decrease)	172,244	2,863,952	194,287	3,078,223

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Value Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	401,029	$5,990,953	404,683	$6,803,907
Shares Issued for Reinvested Dividends	24,999	364,802	20,697	317,777
Shares Redeemed	(240,467)	(3,486,688)	(117,576)	(1,937,877)

Net Increase (Decrease)	185,561	2,869,067	307,804	5,183,807

Class Y
Shares Sold	1,137,558	$16,289,236	997,074	$16,215,198
Shares Issued for Reinvested Dividends	742,878	10,866,975	1,175,452	18,085,601
Shares Redeemed	(6,378,833)	(93,359,924)	(1,743,771)	(29,022,105)

Net Increase (Decrease)	(4,498,397)	(66,203,713)	428,755	5,278,694

Total Net Increase (Decrease)	2,120,135	$27,600,345	2,960,180	$41,775,291

Small Cap Core Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	550,030	$6,238,624	627,385	$8,180,849
Shares Issued for Reinvested Dividends	267,018	2,973,909	420,436	5,202,022
Shares Redeemed	(992,026)	(11,359,315)	(883,557)	(11,501,366)
Shares converted (from) Class B into Class A	27,315	307,269	44,124	580,562

Net Increase (Decrease)	(147,663)	(1,839,513)	208,388	2,462,067

Class B
Shares Sold	1,198	$13,124	1,121	$13,428
Shares Issued for Reinvested Dividends	9,645	100,111	24,551	284,304
Shares Redeemed	(61,792)	(660,274)	(61,908)	(762,004)
Shares converted (from) Class B into Class A	(29,320)	(307,269)	(46,890)	(580,562)

Net Increase (Decrease)	(80,269)	(854,308)	(83,126)	(1,044,834)

Class C
Shares Sold	96,805	$1,003,040	133,441	$1,629,510
Shares Issued for Reinvested Dividends	75,093	768,199	112,859	1,288,848
Shares Redeemed	(316,903)	(3,293,999)	(166,903)	(2,003,496)

Net Increase (Decrease)	(145,005)	(1,522,760)	79,397	914,862

Class I(1)
Shares Sold	101,115	$1,200,325	206,508	$2,699,286
Shares Issued for Reinvested Dividends	11,604	129,624	—	—
Shares Redeemed	(86,090)	(963,941)	(10,208)	(131,076)

Net Increase (Decrease)	26,629	366,008	196,300	2,568,210

Class R3
Shares Sold	23,514	$256,934	24,567	$323,223
Shares Issued for Reinvested Dividends	3,778	43,183	4,189	53,140
Shares Redeemed	(31,000)	(369,576)	(4,524)	(60,510)

Net Increase (Decrease)	(3,708)	(69,459)	24,232	315,853

171

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Cap Core Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	13,580	$152,568	17,673	$241,773
Shares Issued for Reinvested Dividends	1,552	17,826	2,874	36,652
Shares Redeemed	(40,594)	(455,990)	(8,915)	(121,316)

Net Increase (Decrease)	(25,462)	(285,596)	11,632	157,109

Class R5
Shares Sold	—	$—	1,203	$16,717
Shares Issued for Reinvested Dividends	1,087	12,566	1,608	20,616
Shares Redeemed	(14,420)	(165,254)	—	—

Net Increase (Decrease)	(13,333)	(152,688)	2,811	37,333

Class Y
Shares Sold	10,902,807	$125,956,942	87,586	$1,226,283
Shares Issued for Reinvested Dividends	60,169	710,300	5,845	74,879
Shares Redeemed	(1,893,466)	(22,793,798)	(8,022)	(108,768)

Net Increase (Decrease)	9,069,510	103,873,444	85,409	1,192,394

Total Net Increase (Decrease)	8,680,699	$99,515,128	525,043	$6,602,994

(1) Commenced operations on March 31, 2015.

Small Cap Growth Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	175,287	$7,764,790	1,018,778	$50,362,617
Shares Issued for Reinvested Dividends	446,050	19,403,159	219,479	10,280,405
Shares Redeemed	(1,216,680)	(51,367,031)	(1,152,453)	(58,789,421)
Shares converted (from) Class B into Class A	8,996	382,075	10,028	510,002

Net Increase (Decrease)	(586,347)	(23,817,007)	95,832	2,363,603

Class B
Shares Sold	20	$673	241	$9,307
Shares Issued for Reinvested Dividends	4,012	138,286	3,349	128,001
Shares Redeemed	(13,491)	(458,601)	(20,345)	(841,075)
Shares converted (from) Class B into Class A	(11,368)	(382,075)	(12,318)	(510,002)

Net Increase (Decrease)	(20,827)	(701,717)	(29,073)	(1,213,769)

Class C
Shares Sold	30,975	$1,053,636	274,823	$11,069,192
Shares Issued for Reinvested Dividends	135,865	4,642,494	60,618	2,296,226
Shares Redeemed	(349,180)	(11,966,240)	(177,177)	(7,165,032)

Net Increase (Decrease)	(182,340)	(6,270,110)	158,264	6,200,386

Class I
Shares Sold	1,504,156	$67,359,589	3,405,198	$173,409,186
Shares Issued for Reinvested Dividends	333,611	14,882,404	98,145	4,689,390
Shares Redeemed	(3,043,594)	(133,228,190)	(1,601,877)	(82,837,725)

Net Increase (Decrease)	(1,205,827)	(50,986,197)	1,901,466	95,260,851

172

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Cap Growth Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	78,713	$3,382,945	231,076	$11,520,857
Shares Issued for Reinvested Dividends	24,023	1,044,263	6,988	327,938
Shares Redeemed	(150,025)	(6,618,060)	(84,099)	(4,214,566)

Net Increase (Decrease)	(47,289)	(2,190,852)	153,965	7,634,229

Class R4
Shares Sold	359,856	$16,159,472	933,091	$48,014,999
Shares Issued for Reinvested Dividends	102,431	4,587,890	35,955	1,728,699
Shares Redeemed	(502,779)	(22,607,555)	(427,773)	(22,143,113)

Net Increase (Decrease)	(40,492)	(1,860,193)	541,273	27,600,585

Class R5
Shares Sold	472,492	$21,498,860	1,824,269	$95,985,946
Shares Issued for Reinvested Dividends	172,986	8,000,609	37,778	1,865,099
Shares Redeemed	(748,942)	(34,942,100)	(388,057)	(20,755,733)

Net Increase (Decrease)	(103,464)	(5,442,631)	1,473,990	77,095,312

Class R6(1)
Shares Sold	101,337	$4,504,644	257	$13,385
Shares Issued for Reinvested Dividends	22	1,036	8	409
Shares Redeemed	(16,674)	(780,149)	—	(2)

Net Increase (Decrease)	84,685	3,725,531	265	13,792

Class Y
Shares Sold	1,411,283	$65,897,767	3,386,443	$180,417,211
Shares Issued for Reinvested Dividends	495,729	23,135,682	193,409	9,620,151
Shares Redeemed	(1,923,627)	(89,252,794)	(1,656,926)	(89,251,722)

Net Increase (Decrease)	(16,615)	(219,345)	1,922,926	100,785,640

Total Net Increase (Decrease)	(2,118,516)	$(87,762,521)	6,218,908	$315,740,629

(1) Commenced operations on November 7, 2014.

Small Company Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,213,407	$50,626,998	3,910,320	$84,084,308
Shares Issued for Reinvested Dividends	2,616,747	42,260,470	2,859,231	57,642,102
Shares Redeemed	(6,095,959)	(97,416,270)	(4,176,123)	(89,172,058)
Shares converted (from) Class B into Class A	28,971	456,183	26,587	573,759

Net Increase (Decrease)	(236,834)	(4,072,619)	2,620,015	53,128,111

Class B
Shares Sold	6,823	$79,319	7,035	$116,369
Shares Issued for Reinvested Dividends	33,958	407,499	55,903	884,387
Shares Redeemed	(95,455)	(1,115,727)	(92,991)	(1,582,700)
Shares converted (from) Class B into Class A	(38,966)	(456,183)	(33,946)	(573,759)

Net Increase (Decrease)	(93,640)	(1,085,092)	(63,999)	(1,155,703)

173

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Company Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	194,329	$2,328,208	332,041	$5,637,080
Shares Issued for Reinvested Dividends	472,301	5,658,168	462,372	7,296,225
Shares Redeemed	(815,989)	(9,741,662)	(323,084)	(5,432,597)

Net Increase (Decrease)	(149,359)	(1,755,286)	471,329	7,500,708

Class I
Shares Sold	2,023,112	$33,954,869	1,520,396	$33,722,687
Shares Issued for Reinvested Dividends	517,744	8,708,431	459,818	9,578,007
Shares Redeemed	(3,462,909)	(56,677,439)	(877,310)	(19,053,216)

Net Increase (Decrease)	(922,053)	(14,014,139)	1,102,904	24,247,478

Class R3
Shares Sold	296,140	$5,038,547	353,766	$8,281,577
Shares Issued for Reinvested Dividends	242,555	4,249,559	425,197	9,218,261
Shares Redeemed	(525,685)	(9,098,332)	(1,330,491)	(30,301,448)

Net Increase (Decrease)	13,010	189,774	(551,528)	(12,801,610)

Class R4
Shares Sold	370,273	$6,726,992	545,378	$13,122,730
Shares Issued for Reinvested Dividends	268,598	4,923,405	437,726	9,844,453
Shares Redeemed	(1,023,313)	(18,196,089)	(1,481,121)	(36,537,448)

Net Increase (Decrease)	(384,442)	(6,545,692)	(498,017)	(13,570,265)

Class R5
Shares Sold	294,757	$5,482,622	1,151,731	$29,486,196
Shares Issued for Reinvested Dividends	176,074	3,359,491	52,863	1,227,471
Shares Redeemed	(1,531,097)	(27,300,052)	(132,728)	(3,244,928)

Net Increase (Decrease)	(1,060,266)	(18,457,939)	1,071,866	27,468,739

Class R6(1)
Shares Sold	606,951	$10,996,464	354	$10,000
Shares Issued for Reinvested Dividends	55	1,073	62	1,449
Shares Redeemed	(606,950)	(11,143,097)	—	—

Net Increase (Decrease)	56	(145,560)	416	11,449

Class Y
Shares Sold	593,130	$11,047,655	1,839,949	$46,803,353
Shares Issued for Reinvested Dividends	1,590,330	30,836,502	2,055,037	48,355,024
Shares Redeemed	(9,310,217)	(181,231,860)	(3,528,632)	(86,331,983)

Net Increase (Decrease)	(7,126,757)	(139,347,703)	366,354	8,826,394

Total Net Increase (Decrease)	(9,960,285)	$(185,234,256)	4,519,340	$93,655,301

(1) Commenced operations on November 7, 2014.

174

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Value Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	829,142	$14,139,822	872,814	$16,745,922
Shares Issued for Reinvested Dividends	954,273	15,811,452	945,072	17,480,234
Shares Redeemed	(2,472,476)	(42,658,874)	(2,363,524)	(45,328,755)
Shares converted (from) Class B into Class A	25,792	433,334	41,448	803,978

Net Increase (Decrease)	(663,269)	(12,274,266)	(504,190)	(10,298,621)

Class B
Shares Sold	998	$14,455	1,986	$33,195
Shares Issued for Reinvested Dividends	9,252	133,450	16,686	271,313
Shares Redeemed	(52,697)	(783,707)	(71,433)	(1,222,873)
Shares converted (from) Class B into Class A	(29,345)	(433,334)	(46,829)	(803,978)

Net Increase (Decrease)	(71,792)	(1,069,136)	(99,590)	(1,722,343)

Class C
Shares Sold	101,997	$1,485,528	145,916	$2,447,969
Shares Issued for Reinvested Dividends	128,762	1,845,640	126,635	2,052,542
Shares Redeemed	(436,576)	(6,420,763)	(384,599)	(6,522,935)

Net Increase (Decrease)	(205,817)	(3,089,595)	(112,048)	(2,022,424)

Class I
Shares Sold	708,964	$12,376,170	542,263	$10,361,298
Shares Issued for Reinvested Dividends	85,174	1,396,360	162,322	2,974,924
Shares Redeemed	(1,186,788)	(20,278,464)	(1,421,247)	(26,530,348)

Net Increase (Decrease)	(392,650)	(6,505,934)	(716,662)	(13,194,126)

Class R3
Shares Sold	32,000	$563,698	41,336	$800,348
Shares Issued for Reinvested Dividends	15,522	259,602	16,813	313,532
Shares Redeemed	(88,249)	(1,520,411)	(83,473)	(1,614,082)

Net Increase (Decrease)	(40,727)	(697,111)	(25,324)	(500,202)

Class R4
Shares Sold	102,710	$1,790,812	101,354	$1,979,492
Shares Issued for Reinvested Dividends	37,821	640,216	37,586	709,328
Shares Redeemed	(292,471)	(5,123,200)	(165,829)	(3,248,841)

Net Increase (Decrease)	(151,940)	(2,692,172)	(26,889)	(560,021)

Class R5
Shares Sold	13,911	$241,877	19,502	$384,143
Shares Issued for Reinvested Dividends	11,717	200,138	10,587	201,247
Shares Redeemed	(45,733)	(833,281)	(31,033)	(621,402)

Net Increase (Decrease)	(20,105)	(391,266)	(944)	(36,012)

Class Y
Shares Sold	41,514	$683,827	7,386	$150,156
Shares Issued for Reinvested Dividends	7,637	130,889	7,522	143,556
Shares Redeemed	(87,678)	(1,600,586)	(18,370)	(346,645)

Net Increase (Decrease)	(38,527)	(785,870)	(3,462)	(52,933)

Total Net Increase (Decrease)	(1,584,827)	$(27,505,350)	(1,489,109)	$(28,386,682)

175

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the fee rates paid pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

176

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund and The Hartford Small Company Fund, (nine of the series comprising The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund (formerly The Hartford SmallCap Growth Fund) and The Hartford Value Opportunities Fund (three of the series comprising The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund, The Hartford Small Company Fund, The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

177

Domestic Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Capital Appreciation Fund	302,310,167.0580
Hartford Core Equity Fund	40,550,836.4810
The Hartford Dividend and Growth Fund	335,473,622.5660
The Hartford Equity Income Fund	208,441,000.2140
The Hartford Growth Opportunities Fund	145,864,742.7330
The Hartford Healthcare Fund	49,233,388.2480
The Hartford MidCap Fund	210,917,587.2770
The Hartford MidCap Value Fund	30,495,120.1330
Hartford Small Cap Core Fund	16,855,379.8920
The Hartford Small Cap Growth Fund	22,226,605.7090
The Hartford Small Company Fund	41,664,311.5380
The Hartford Value Opportunities Fund	15,738,080.9680

178

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	108,755,825.0800	3,728,501.1430	4,020,409.9600	36,434,080.0000
Hartford Core Equity Fund(1)	19,120,845.8538	530,526.3437	1,628,216.5231	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	146,681,526.5939	2,741,584.1695	3,649,329.9962	35,656,030.0000
The Hartford Equity Income Fund(2)	74,716,497.7450	1,987,745.8110	2,952,825.2730	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	63,625,974.7576	1,364,562.2500	2,004,766.2211	13,503,490.0000
The Hartford Healthcare Fund(2)	14,749,829.1580	492,050.6760	647,583.9830	7,826,233.0000
The Hartford MidCap Fund(2)	73,130,989.2990	1,772,153.6550	2,708,919.0200	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,762,604.9329	229,087.2186	313,848.8277	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,517,260.4000	438,574.9097	813,437.9743	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	8,180,205.3283	101,981.7953	134,980.6643	2,793,078.0000
The Hartford Small Company Fund(2)	11,390,342.9060	296,337.7780	686,002.5770	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,653,910.8846	154,639.6889	317,040.2175	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

179

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,986,222.8410	5,278,803.8610	4,239,709.4800	36,434,080.0000
Hartford Core Equity Fund(1)	18,947,056.1310	755,058.2357	1,577,474.3539	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,210,336.9782	3,989,522.4689	3,872,581.3125	35,656,030.0000
The Hartford Equity Income Fund(2)	73,349,275.4380	2,998,645.0300	3,309,148.3610	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,762,051.5125	2,255,797.0843	1,977,454.6319	13,503,490.0000
The Hartford Healthcare Fund(2)	14,355,593.9600	852,376.0670	681,492.7890	7,826,233.0000
The Hartford MidCap Fund(2)	66,643,130.0350	3,413,594.1390	7,555,337.8000	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,595,950.3670	402,228.0575	307,362.5547	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,337,346.8141	576,274.4755	855,651.9944	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,877,870.6845	400,951.8760	138,345.2274	2,793,078.0000
The Hartford Small Company Fund(2)	11,140,886.9880	521,267.8580	710,528.4130	5,402,455.0000
The Hartford Value Opportunities Fund(1)	5,561,180.3084	249,240.1140	315,170.3686	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,961,409.6350	5,328,336.1990	4,214,990.3490	36,434,080.0000
Hartford Core Equity Fund(1)	18,878,669.0356	820,960.9214	1,579,958.7636	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,028,125.6826	4,143,997.9702	3,900,317.1068	35,656,030.0000
The Hartford Equity Income Fund(2)	73,432,747.2520	2,876,446.2360	3,347,875.3410	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,908,415.9088	2,137,493.6513	1,949,393.6686	13,503,490.0000
The Hartford Healthcare Fund(2)	14,351,655.4810	857,205.8450	680,602.4900	7,826,233.0000
The Hartford MidCap Fund(2)	66,575,463.1370	3,477,168.8430	7,559,429.9940	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,600,026.2694	405,907.0609	299,607.6489	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,259,383.7916	623,768.1541	886,121.3383	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,885,704.0439	385,922.9690	145,540.7750	2,793,078.0000
The Hartford Small Company Fund(2)	11,132,549.5800	502,953.8730	737,179.8080	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,608,674.6266	219,406.0861	297,510.0783	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

180

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	107,027,868.7310	5,242,111.7210	4,234,755.7310	36,434,080.0000
Hartford Core Equity Fund(1)	18,976,857.2805	761,798.9821	1,540,932.4580	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,342,313.8391	3,851,098.4695	3,879,028.4510	35,656,030.0000
The Hartford Equity Income Fund(2)	73,413,535.7750	2,951,659.2650	3,291,873.7900	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,884,931.7758	2,162,387.1043	1,947,984.3486	13,503,490.0000
The Hartford Healthcare Fund(2)	14,388,536.8550	820,848.0880	680,078.8730	7,826,233.0000
The Hartford MidCap Fund(2)	71,621,838.0980	3,307,745.3770	2,682,478.4990	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,608,812.4988	387,183.5847	309,544.8957	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,288,279.2780	594,691.0862	886,302.9198	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,898,113.7745	384,825.1844	134,228.8290	2,793,078.0000
The Hartford Small Company Fund(2)	11,266,527.6420	536,349.7980	569,805.8200	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,624,704.8534	205,528.8249	295,357.1127	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	75,248,473.4270	36,721,257.6100	4,535,005.1460	36,434,080.0000
Hartford Core Equity Fund(1)	11,978,325.3945	7,754,100.2118	1,547,163.1143	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	85,542,819.9516	63,292,594.6167	4,237,026.1913	35,656,030.0000
The Hartford Equity Income Fund(2)	61,765,316.3360	14,279,331.1190	3,612,421.3740	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	34,872,534.8311	30,148,985.2371	1,973,783.1605	13,503,490.0000
The Hartford Healthcare Fund(2)	13,196,636.2670	1,988,920.5620	703,906.9870	7,826,233.0000
The Hartford MidCap Fund(2)	55,549,126.5270	14,398,292.8560	7,663,069.5910	29,991,191.0000
The Hartford MidCap Value Fund(1)	10,831,238.0873	1,154,839.5075	319,463.3844	3,305,662.0000
Hartford Small Cap Core Fund(1)	10,928,184.9042	1,033,503.8063	807,584.5735	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	5,499,069.7238	2,752,291.0341	165,807.0300	2,793,078.0000
The Hartford Small Company Fund(2)	10,545,876.6460	1,077,603.6960	749,202.9180	5,402,445.0000
The Hartford Value Opportunities Fund(1)	4,779,292.8034	943,863.6018	402,434.3858	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

181

Domestic Equity Funds

Directors and Officers of the Companies

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

182

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001(3) Since 2002(4)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(5) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

183

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

184

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002(3) Since 2000(4)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

185

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

186

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

187

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	For The Hartford Mutual Funds, Inc.
(4)	For The Hartford Mutual Funds II, Inc.
(5)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

188

Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

189

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Small Cap Core Fund (formerly The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), except for The Hartford Healthcare Fund and The Hartford Small Company Fund, voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of their respective Funds listed above, except The Hartford Healthcare Fund and The Hartford Small Company Fund, and Hartford Funds Management Company, LLC (“HFMC”). Accordingly, The Hartford Healthcare Fund and The Hartford Small Company Fund continue to be subject to an investment management agreement by and between HMF and HFMC, dated January 1, 2013 (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreements; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination

190

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

191

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreements, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders

192

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

193

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund factors

The Hartford Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

Hartford Core Equity Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Dividend and Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford Equity Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Growth Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Healthcare Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

194

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford MidCap Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford MidCap Value Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Small Cap Core Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Small Cap Growth Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Small Company Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

195

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Value Opportunities Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

196

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-DE16  12/16    117962-3    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Emerging Markets Local Debt A2	10.62%	0.16%	-1.06%
Emerging Markets Local Debt A3	5.64%	-0.76%	-1.90%
Emerging Markets Local Debt C2	9.78%	0.60%	-1.82%
Emerging Markets Local Debt C3	8.78%	0.60%	-1.82%
Emerging Markets Local Debt I2	10.93%	0.38%	-0.84%
Emerging Markets Local Debt R3[2]	9.80%	-0.24%	-1.47%
Emerging Markets Local Debt R4[2]	10.51%	0.13%	-1.11%
Emerging Markets Local Debt R5[2]	10.44%	0.36%	-0.88%
Emerging Markets Local Debt Y2	10.96%	0.42%	-0.82%
JP Morgan GBI Emerging Markets Global Diversified Index	11.04%	-1.19%	-1.65%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.26%	1.54%
Emerging Markets Local Debt	Class C	2.01%	2.30%
Emerging Markets Local Debt	Class I	1.01%	1.19%
Emerging Markets Local Debt	Class R3	1.56%	1.82%
Emerging Markets Local Debt	Class R4	1.26%	1.52%
Emerging Markets Local Debt	Class R5	0.96%	1.22%
Emerging Markets Local Debt	Class Y	0.91%	1.12%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the March 1, 2016 prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. The Fund filed a supplement to its prospectus, dated August 10, 2016, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate and an extension of the existing contractual expense reimbursement arrangements through February 28, 2018 for the Fund that became effective on November 1, 2016. However, the information in this annual report is as of October 31, 2016 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are the same as shown above. The gross expense ratios shown in the supplement are 1.48%, 2.28%, 1.21%, 1.76%, 1.46%, 1.15%, and 1.05% for Class A, Class C, Class I, Class R3, Class R4, Class R5, and Class Y, respectively. The contractual transfer agent reimbursements remain in effect through February 28, 2017 and automatically renew for one year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 10.62%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned 11.04% for the same period. The Fund outperformed the 9.01% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was strong during the period. Local markets debt as measured by the JP Morgan GBI Emerging Markets Global Diversified (GBI-EMGD) Index generated a total return of 11.04% in U.S. Dollar terms. Decreases in emerging markets (EM) interest rates and appreciation of EM currencies versus the U.S. dollar aided market result, with rate decreases being the larger contributor. In December 2015, the U.S. Federal Reserve (Fed) increased its benchmark policy rate by 0.25%, a move which was well telegraphed and widely expected. 2016 started on a rough patch as concerns regarding China’s slowdown sent the markets tumbling. During the middle of 2016, market

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

volatility also spiked due to the United Kingdom’s (U.K.) unexpected decision to leave the European Union (“Brexit”). An overall cautious stance to further rate hikes from major central banks eased these concerns and led to an impressive stock market rebound. The Fed refrained from raising interest rates during the period ended October 31, 2016; however, it signaled a higher probability of a rate increase before year end.

Emerging market corporate debt finished the period with a return of 9.17% and Credit spreads narrowed by 0.64% to 3.33% by the end of the period as measured by the JP Morgan CEMBI Broad Diversified Index.

Within Latin America, an overwhelming majority of the Brazilian Senate voted to impeach Dilma Rousseff, officially removing her from the presidency after lengthy proceedings. Michel Temer, the former vice president, is now the president of Brazil and is expected to serve out the remainder of the term that ends in 2018. In Colombia, the voters narrowly rejected the terms of a peace deal with the Revolutionary Armed Forces of Colombia (FARC) rebel group, which would have ended the country’s long-lasting civil war. Also, the Colombian government sent a key tax reform proposal to Congress that would reduce corporate taxes substantially while increasing the value added tax. In Argentina, the business-friendly opposition candidate Maurico Macri won the presidential elections. Argentina returned to international capital markets with a successful bond issue, which will be used to pay the holdout investors from the settlement related to an earlier bond issue and finance the fiscal deficit. As a result, all injunctions on debt payments from Argentina have been lifted. Venezuela’s political struggles continued as the opposition collected close to two million signatures and submitted a petition to the National Electoral Council (CNE) in an effort to oust President Nicholas Maduro from office. Later in the period the judiciary suspended collection of signatures for a referendum. Venezuelan bonds surged after the state-owned oil company, Petróleos de Venezuela, S.A. (“PDVSA”), announced a debt swap deal. Pedro Pablo Kuczynski, a former finance minister, won the presidential elections in Peru.

In Turkey, President Erdogan’s AK Party had a decisive victory in the parliamentary election, returning the country to single-party rule. Later, markets were surprised by an attempted military coup in Turkey. President Recep Tayyip Erdogan imposed a three-month state of emergency on the nation and initiated large purges in the judiciary, security forces, and education sectors following the failed coup. In Romania, Prime Minister Ponta resigned after a lengthy period of sustained political pressure following allegations of corruption. South African president Jacob Zuma survived an impeachment vote in parliament with the support of the ruling African National Congress (ANC), which controls almost two-thirds of the assembly. Markets reacted positively when the national prosecutor dropped fraud charges against South African Finance Minister Pravin Gordhan. The Central Bank of Nigeria abandoned its currency peg to the U.S. dollar and switched to a flexible exchange rate policy, leading to a sharp devaluation of the Nigerian naira. Saudi Arabia successfully issued bonds totaling $17.5 billion.

Within Asia, Indonesia’s President Joko Widodo conducted a significant reshuffle of the senior ranks of his cabinet, with one of the key changes being the reappointment of a reformist former finance minister. China eased limits on foreign investment in its domestic bond market. In addition, China announced a new trade weighted currency index that tracks a basket of currencies from 13 countries, moving away from the simple bilateral exchange rate between the Chinese renminbi and the U.S. dollar. The Chinese yuan has officially become one of the five global reserve currencies, as it was added to the International Monetary Fund’s Special Drawing Rights basket as of October 1, 2016. India’s Senate approved the Goods & Services Tax (GST), a major tax reform, which is designed to unify the indirect tax regime in the country and replace a state-based tax system that caused major distortions and inefficiencies. The markets reacted negatively to the news of the death of King Bhumibol Adulyadej of Thailand, whose role, while largely symbolic in the recent past, was perceived as a source of political stability. Rodrigo Duterte, considered a political outsider, won the Presidential election in the Philippines.

Within the Fund, security selection and currency positioning contributed positively to performance relative to the GBI-EMGD Index, while duration strategies detracted from performance. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds modestly underperformed the local rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, security selection contributed positively to results versus the broad EM corporate index (JP Morgan CEMBI Broad Diversified Index) while country allocation strategies modestly detracted from performance.

The Fund’s duration strategies modestly detracted from performance. In Asia, an underweight in Thailand, given the low yield level and signs that the growth has bottomed, as well as an underweight in Malaysia, where regional growth trends are improving and valuations remain tight, negatively affected performance. In Latin America, an underweight later in the period to Mexico, taken due to potential adverse medium-term effects of the 2016 U.S. elections on the Mexican economy, proved favorable. On the other hand, a modest underweight duration exposure to Brazil, where local rates had a strong rally, detracted from performance relative to the GBI-EMGD Index. Within Europe, the Middle East and Africa (EMEA), an underweight duration to Poland, taken due to unattractive valuations, aided relative results. In contrast, an underweight duration in Romania, motivated by the government’s pro-cyclical fiscal stance ahead of the country’s general election, negatively affected performance.

4

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

Security selection was positive to performance relative to the GBI-EMGD Index during the period. Within Latin America, our allocation to select external corporate issues in certain countries, such as Guatemala, Chile, Peru, and Mexico, proved favorable. Additionally, exposure to external sovereign debt in Argentina aided results. In contrast, an underweight to short- and medium term local sovereign debt in Brazil negatively affected results. Within EMEA, the contribution from underweight exposure to short and medium term sovereign debt in Turkey, and short exposure to the front-end of the yield curve in South Africa, detracted from relative performance. In contrast, the Fund’s exposure to external quasi-sovereign debt in Russia, Kazakhstan, and Azerbaijan, as well as exposure to corporate debt in United Arab Emirates and Ghana, proved favorable to performance. In Asia, exposure to select external corporate issuers in China, Hong Kong, and India contributed positively to results. On the other hand, an underweight to the mid- and long-end of the local sovereign debt curve in Malaysia negatively affected performance.

During the period, currency positioning was the largest contributor to the performance relative to the GBI-EMGD Index. In Latin America, an underweight to Brazilian real throughout most of the period, as well as an overweight to Mexican peso during the second period, contributed positively to relative results. This was somewhat offset by an underweight exposure to Colombian peso, which detracted from performance. In EMEA, an overweight to the Russian ruble, taken due to the impressive adjustment in external accounts, and an underweight to the Turkish lira, given elevated geopolitical risks and vulnerability to capital outflows, contributed positively to results. Within Asia, an underweight exposure to the Malaysian ringgit, taken due to year-to-date outperformance, detracted from performance. In contrast, a short exposure to the Chinese renminbi, given unattractive valuations and our negative view on the country over the medium-term, proved favorable.

The Fund’s interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We are turning more constructive on EM fundamentals now that the worst of the commodity price declines – principally in oil – seem to be behind us. We believe the drag on growth from these negative terms of trade shock should slowly dissipate particularly now that China has also taken steps to stabilize its domestic economy. We expect that growth will bottom for many EM countries in 2016 with a u-shaped growth recovery in 2017. Inflation pressures appear to be waning in the most vulnerable markets, and flexible exchange rate regimes have helped most countries adjust to an environment of weaker global trade, reduced capital inflows and low commodity prices. Where needed, countries were also proactive in tightening monetary policy to counter pass-through to prices. In previous crises, the need to defend pegged currencies led to a rapid decline in reserves, a sharper spike in interest rates, and a rise in the debt burden for many countries, plunging them into crisis. Since that time, many countries have moved to more flexible exchange rates, allowing them to maintain reserves and limit government debt burdens, and leaving their countries less vulnerable. Flexible exchange rates appear to have served as an adjustment valve in many cases, causing imports to slow and exports to gradually increase as countries gained competitiveness. As a result, current account balances have meaningfully recovered in a number of markets. With current account deficits falling, pressures on the currencies of many countries should fade as they become less reliant on foreign capital inflows to finance external deficits. We think that fiscal policy and broader structural reforms still remain a weak spot and we view these areas as remaining vulnerabilities. However, policy makers in EM are shifting their mindset on fiscal policy and we believe fiscal performance is poised to improve as they embark on consolidation plans that will lead to a better profile for debt ratios in 2017.

The global growth outlook is mixed, but our base case expectations are for a slow global upturn in 2017, setting the stage for a gradual recovery in EM. Accommodative developed market central bank policy is likely to keep global liquidity trends positive, providing a source of support for EM assets. While our base case is for the U.S. Fed to proceed with the hiking cycle in December 2016, and continue to do so in a cautious, gradual, and transparent manner, there are risk scenarios surrounding the U.S. elections and relatedly for the Fed’s policy path. The key downside risks to EM emanate primarily from developed markets, including the U.S. Presidential elections and the potential that the European Central Bank (ECB) will not fully extend its quantitative easing program. Candidate Trump’s anti-trade orientation and protectionist policies could imply significant damage to EM and pose the largest near-term risk, particularly in Mexico. A change in ECB policy to move towards tapering could also result in increased volatility. In terms of China, growth continues to be supported by new credit creation. A meaningful build-up of credit in the economy appears to pose a longer-term risk, but we do not anticipate a hard economic landing in the near term. China’s high foreign-exchange reserves, a current account surplus, and access to domestic financing should keep crisis scenarios at bay for some time. From a cyclical perspective, monetary stimulus and continued credit growth are pushing up the property and infrastructure sectors and continuing to drive robust headline output growth.

Turning to the portfolio, we continue to find what we consider to be value in select local interest rates and continue to favor higher yielding bond markets, with the Fund’s largest overweight concentrated in countries like Russia. We have increased exposure in Turkey given that the local economy is softening and the central

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

bank appears poised to ease further than we believe is priced into markets. At the end of the period, we were underweight exposure in Mexico given the uncertainty around the U.S. election cycle and its potentially harsh direct implications for trade and investment. We are more cautious in Central Europe including Poland and Romania. We remained underweight lower yielding bond markets like Thailand, where regional growth trends are improving and valuations remain tight. We do not think that a moderate rise in inflation is adequately priced into these lower-yielding bond markets and we believe some upward adjustment in rates is required. This dynamic stands in contrast to higher-yielding markets that will likely see a softening of inflationary pressure as currency pass-through and other one-off shocks to prices fade.

As for currencies, we ended the period modestly underweight EM currencies at the portfolio level. In Latin America, we were short the Chilean peso due to still weak copper prices and what we view as less compelling valuations. We have been concentrating currency exposure in some of the smaller markets in the Latin America and EMEA region, such as Argentina, Ghana, and Kazakhstan, which we believe offer an interesting combination of attractive valuations and stable-to-improving fundamentals. We favor the Polish zloty where the central bank seems comfortable with some currency appreciation and should benefit from the country’s improved current account. We remained short the Chinese renminbi, which we expect to continue to remain weak. We favor exposure to the Indian rupee where the new inflation-targeting focused central bank governor should be supportive for the currency.

EM corporates reacted positively to the lower growth environment by cutting capital expenditures, dividends and cost structures. Leverage has been managed by conserving cash and selling assets. EM corporate fundamentals have suffered with lower commodity prices and uneven growth in developing markets. However, on a sequential basis, we are beginning to see signs of improvement. We believe that risks remain due to the potential for renewed volatility in commodities, currencies, as well as potential fallout from a Trump administration that could impact the EM corporate market over the medium term. We believe that EM corporates spreads are fairly valued when we compare available spreads to other markets, but are becoming stretched after a YTD rally. Improvement in commodity prices and the prospect for a turnaround in some of the more challenged economies (Brazil and Russia) could provide a beneficial tailwind. Technical factors in EM corporates appear to remain very strong given the low net supply expected this year. EM markets are enjoying the renewed inflow of capital and global search for yield in the environment of accommodative central banks. In Asia, we favor high quality companies with what we consider to be resilient business models and a track record of prudent and conservative financial management. We prefer India which we believe may benefit from a positive reform agenda. In Latin America, we favor Argentina given the positive reform momentum in the country. In EMEA, we see some value in Kazakhstan, where we favor oil and gas and financial sectors. We continue to find what we consider to be idiosyncratic opportunities in United Arab Emirates.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	22.4%
Foreign Government Obligations	66.4

Total	88.8%

Short-Term Investments	6.2
Purchased Options	0.6
Other Assets & Liabilities	4.4

Total	100.0%

6

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Floating Rate A1	6.38%	4.17%	3.41%
Floating Rate A2	3.19%	3.53%	3.09%
Floating Rate B1	5.59%	3.37%	2.75%	[3]
Floating Rate B2	0.59%	3.02%	2.75%	[3]
Floating Rate C1	5.62%	3.40%	2.63%
Floating Rate C2	4.62%	3.40%	2.63%
Floating Rate I1	6.67%	4.44%	3.69%
Floating Rate R3[1]	6.24%	3.90%	3.17%
Floating Rate R4[1]	6.51%	4.17%	3.39%
Floating Rate R5[1]	6.70%	4.45%	3.64%
Floating Rate Y1	6.76%	4.52%	3.73%
Credit Suisse Leveraged Loan Index	6.30%	5.07%	4.31%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.99%	0.99%
Floating Rate	Class B	1.76%	1.85%
Floating Rate	Class C	1.74%	1.74%
Floating Rate	Class I	0.72%	0.72%
Floating Rate	Class R3	1.26%	1.38%
Floating Rate	Class R4	1.01%	1.07%
Floating Rate	Class R5	0.71%	0.79%
Floating Rate	Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 6.38% before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.30% for the same period. The Fund outperformed the 5.07% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the

8

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in longer-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sectors within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund outperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, over the twelve-month period. Benchmark-relative outperformance was largely driven by security selection. Selection was strongest within Metals and Mining, gaming, and Utilities, which was partially offset by weaker selection within the retail stores sector. In aggregate, sector allocation had a negligible impact on relative performance during the period. An overweight allocation to the energy sector contributed favorably to the Fund’s benchmark-relative performance, while an underweight to pharmaceuticals detracted from performance. In aggregate, quality positioning had a favorable impact on relative performance as the Fund’s overweight to B-rated securities benefited while the Fund’s underweight to CCC and below-rated securities detracted from performance.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended

October 31, 2016, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards slightly contributed favorably to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to the British pound over the period.

What is the outlook?

We maintain a positive outlook for bank loans, underpinned by favorable fundamentals, attractive valuations, and a supportive technical backdrop. Additionally, we believe bank loans’ long-term potential benefits of diversification and their floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, collateralized loan obligation (CLO) issuance, an important source of bank loan demand, remains behind last year’s pace as $54 billion has priced year-to-date, versus $84 billion at this time in 2015, according to Standard & Poor’s (S&P).

We believe fundamentals continue to be stable overall; while borrowers’ leverage has been increasing, this trend is mitigated by historically strong interest coverage. Defaults have been concentrated in the Energy and Metals and Mining sectors, and, in our view, have likely peaked, following the stabilization in commodity prices.

The three-month London Interbank Offering Rate (LIBOR), the reference rate for most bank-loan coupons, has been on the rise due mainly to new U.S. money-market regulations that took effect October 14. LIBOR floors have already been pierced for some bank loans, so their coupons will rise with further increases in LIBOR. Should LIBOR continue to climb and exceed 1%, floors for many more bank loans will be pierced, potentially attracting investor flows to take advantage of the higher coupons. Bank loan mutual funds already recorded net inflows of $2.2 billion in the third quarter, the first positive quarterly inflow for the asset class since the first three months of 2014. At the end of the period, the Fund’s positioning remains moderately pro-cyclical, but we are emphasizing issuer-specific opportunities. At the end of the period, we believe we were finding the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. We have also been taking advantage of favorable market conditions by selling less liquid loans and bonds, thereby improving the liquidity profile of the Fund.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within quality positioning, the Fund was overweight BBB- and above-rated securities and underweight CCC and below-rated securities. In

9

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

terms of sector positioning, the Fund was overweight Energy, financial institutions, and packaging and underweight retailers, Technology, and communications relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	2.1%

Total	2.1%

Fixed Income Securities
Corporate Bonds	5.9%
Senior Floating Rate Interests	87.2

Total	93.1%

Short-Term Investments	7.3
Other Assets & Liabilities	(2.5)

Total	100.0%

10

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Floating Rate High Income A2	7.81%	4.97%	5.34%
Floating Rate High Income A3	4.57%	4.33%	4.71%
Floating Rate High Income C2	6.90%	4.18%	4.55%
Floating Rate High Income C3	5.90%	4.18%	4.55%
Floating Rate High Income I2	8.07%	5.24%	5.62%
Floating Rate High Income R3[2]	7.50%	4.63%	5.01%
Floating Rate High Income R4[2]	7.77%	4.94%	5.31%
Floating Rate High Income R5[2]	9.27%	5.46%	5.83%
Floating Rate High Income Y2	8.14%	5.24%	5.62%
Credit Suisse Leveraged Loan Index	6.30%	5.07%	5.51%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.13%
Floating Rate High Income	Class C	1.82%	1.90%
Floating Rate High Income	Class I	0.82%	0.88%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.79%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 7.81%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.30% for the same period. The Fund also outperformed the 5.07% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise

12

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in decline in intermediate and long-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund outperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, over the twelve-month period. In aggregate, security selection contributed favorably to relative performance, specifically within the Energy, Metals and Mining, and chemicals sectors, which was only partially offset by negative selection in the retail stores sector. Sector allocation detracted from benchmark-relative performance during the period. In particular, overweight positions to the supermarkets and Food & Beverage sectors detracted from the Fund’s benchmark relative performance. In aggregate, quality positioning benefited relative performance, driven by the Fund’s overweight to B-rated securities.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over twelve month period ended October 31, 2016, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards slightly contributed favorably to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to the British pound over the period.

What is the outlook?

We maintain a positive outlook for bank loans, underpinned by favorable fundamentals, attractive valuations, and a supportive technical backdrop. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, collateralized loan obligation (CLO) issuance, an important source of bank loan demand, remains behind last year’s pace as $54 billion has priced year-to-date, versus $84 billion at this time in 2015, according to Standard & Poor’s (S&P).

We believe fundamentals continue to be stable overall; while borrowers’ leverage has been increasing, this trend is mitigated by historically strong interest coverage. Defaults have been concentrated in the Energy and Metals and Mining sectors, and in our view, have likely peaked, following the stabilization in commodity prices.

The three-month London Interbank Offering Rate (LIBOR), the reference rate for most bank-loan coupons, has been on the rise due mainly to new U.S. money-market regulations that took effect October 14. LIBOR floors have already been pierced for some bank loans, so their coupons will rise with further increases in LIBOR. Should LIBOR continue to climb and exceed 1%, floors for many more bank loans will be pierced, potentially attracting investor flows to take advantage of the higher coupons. Bank loan mutual funds already recorded net inflows of $2.2 billion in the third quarter, the first positive quarterly inflow for the asset class since the first three months of 2014. The Fund’s positioning remains moderately pro-cyclical, but we are emphasizing issuer-specific opportunities. At the end of the period, we believe we were finding the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. We have also been taking advantage of favorable market conditions by selling less liquid loans and bonds, thereby improving the liquidity profile of the Fund.

At the end of the period, the Fund maintained out-of-benchmark allocations to investment-grade credit and high yield credit. Within quality positioning, the Fund was overweight BBB- and above rated securities underweight CCC and below-rated securities. In terms of sector positioning, the Fund was overweight Healthcare, financial institutions, and consumer cyclical services, and underweight retailers, media & entertainment, and Technology relative to the Credit Suisse Leveraged Loan Index at the end of the period.

13

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.4%
Exchange Traded Funds	2.9

Total	4.3%

Fixed Income Securities
Corporate Bonds	9.8%
Senior Floating Rate Interests	77.7

Total	87.5%

Short-Term Investments	14.6
Other Assets & Liabilities	(6.4)

Total	100.0%

14

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
High Yield A1	7.10%	5.55%	6.03%
High Yield A2	2.28%	4.59%	5.54%
High Yield B1	6.17%	4.73%	5.39%[3]
High Yield B2	1.17%	4.40%	5.39%[3]
High Yield C1	6.16%	4.76%	5.24%
High Yield C2	5.16%	4.76%	5.24%
High Yield I1	7.20%	5.80%	6.33%
High Yield R3[1]	6.64%	5.22%	5.72%
High Yield R4[1]	6.92%	5.55%	6.04%
High Yield R5[1]	7.27%	5.84%	6.31%
High Yield Y1	7.32%	5.90%	6.39%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	10.14%	7.17%	7.60%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford High Yield Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.06%	1.17%
High Yield	Class B	1.81%	2.07%
High Yield	Class C	1.81%	1.85%
High Yield	Class I	0.81%	0.85%
High Yield	Class R3	1.36%	1.49%
High Yield	Class R4	1.06%	1.18%
High Yield	Class R5	0.76%	0.87%
High Yield	Class Y	0.71%	0.75%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 7.10% before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 10.14% for the same period. The Fund outperformed the 7.03% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of

16

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity and emerging markets-linked currencies, such as the Australian dollar (AUD), the Norwegian krone (NOK), and the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 10.14% for the twelve months ended October 31, 2016 and outperformed duration equivalent treasuries by 7.41%. The option-adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 4.77% on October 31, 2016, narrower than twelve months ago (5.60%). As was the case with many other credit risk sectors, the period was volatile for the high yield market, as spreads widened in early 2016 but then tightened in mid-February, led by a rebound in the Energy and Metals and Mining sectors.

Overall, sector allocation decisions detracted from returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, primarily driven by the Fund’s underweight allocation to the Metals and Mining sector, as commodity prices rebounded over the second half of the period. This was partially offset by an underweight to transportation.

During the period, security selection modestly benefited returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by the cable satellite sub-industry and Energy sector. Within Energy, we continue to focus the Fund’s exposure on higher quality exploration and production (E&P) credits and remain cautious on oil services and refining issuers. The positive security selection was partially offset by weaker selection in the Technology sector. Quality positioning detracted from relative performance during the period, due to an underweight to CCC-rated and below securities.

Over the period, the Fund had a small position in High Yield Credit Default Swap Index (CDX) which contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

We remain generally constructive on high yield, as valuations remain attractive relative to stable company fundamentals and strong demand for yield-producing assets, although we continue to monitor the global macroeconomic landscape. We are most positive on the U.S. economy, and as a result are emphasizing issuers that we believe will benefit from a strong U.S. consumer and sectors that are less cyclical in nature (for example, media cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We expect that default rates will peak in the next six to twelve months in the 5-6% range, with the defaults mainly concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). Yields in these sectors are higher on average than the broad market and while we have been finding what we see as opportunities in these sectors, we are generally taking a selective approach to investing in them. While we continue to monitor potential impacts to global growth due to the increased macroeconomic uncertainty and potential trends toward more protectionist policies, we believe that the high yield market will continue to be supported by strong investor demand. We expect that the strong global demand for yield will continue as a result of the low absolute level of interest rates around much of the globe. We believe this “search for yield” is likely to be a positive factor for high yield markets over the balance of 2016.

The Fund ended the period most overweight Healthcare and packaging and most underweight Utilities and automotive, relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or

17

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.8%

Total	0.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.7
Corporate Bonds	89.3
Senior Floating Rate Interests	0.7

Total	90.7%

Short-Term Investments	6.8
Other Assets & Liabilities	1.7

Total	100.0%

18

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Inflation Plus A1	4.54%	0.35%	3.83%
Inflation Plus A2	-0.16%	-0.57%	3.36%
Inflation Plus B1	3.83%	-0.39%	3.21%	[3]
Inflation Plus B2	-1.17%	-0.75%	3.21%	[3]
Inflation Plus C1	3.83%	-0.39%	3.06%
Inflation Plus C2	2.83%	-0.39%	3.06%
Inflation Plus I1	4.85%	0.60%	4.11%
Inflation Plus R3[1]	4.23%	0.00%	3.48%
Inflation Plus R4[1]	4.55%	0.30%	3.78%
Inflation Plus R5[1]	4.76%	0.58%	4.06%
Inflation Plus Y1	4.93%	0.67%	4.16%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	4.68%	1.03%	3.83%
Bloomberg Barclays U.S. TIPS Index	5.89%	1.47%	4.46%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Inflation Plus Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.94%
Inflation Plus	Class B	1.60%	1.78%
Inflation Plus	Class C	1.60%	1.66%
Inflation Plus	Class I	0.60%	0.73%
Inflation Plus	Class R3	1.20%	1.25%
Inflation Plus	Class R4	0.90%	0.95%
Inflation Plus	Class R5	0.60%	0.66%
Inflation Plus	Class Y	0.54%	0.54%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 4.54%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index, and Bloomberg Barclays U.S. TIPS Index, which returned 4.68% and 5.89%, respectively, for the same period. The Fund also underperformed the 5.07% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

20

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

While both real and nominal U.S. Treasury yields have remained low through much of this year, the “breakeven” spread between Treasury Inflation-Protected Securities (TIPS) and nominal Treasuries has been quite volatile. After the flight to quality sentiment and tightening financial conditions in January and February, breakevens have trended upwards, reflecting more bullish market inflation expectations as year-on-year core Consumer Price Index (CPI) has consistently stayed above 2% this year. However, even within this period there has been significant movement. For example, after initially recovering in March and April from their February lows, breakevens fell in June amid the broader flight to quality rally following the Brexit vote, which pushed nominal Treasury yields sharply lower. Since then, as risk assets have resumed their rally and financial conditions have remained relatively loose, breakevens have resumed their rally and are now net higher for the year. Over the six months ending October 31, 2016, 5- and 10-year breakevens rose by 0.03% and 0.05%, respectively, and over the twelve-month period ended October 31, 2016, 5- and 10-year breakevens are higher by 0.39% and 0.18%, respectively.

The Fund’s performance from TIPS was the primary detractor from results relative to the Bloomberg Barclays U.S. TIPS 1-10 Year

Index. This was primarily due to positioning in the first quarter of 2016, when the Fund was underweight the front end of the TIPS curve as front-end TIPS yields rallied strongly. The Fund’s allocation to a developed-currency relative value strategy was a contributor to performance throughout the period, mostly due to its long U.S. dollar position, as was the Fund’s positioning within Emerging Market inflation-linked bonds. The Fund’s allocations across various credit sectors (bank loans, Non-Agency residential mortgage backed securities, and commercial mortgage backed securities) all had a positive impact on performance, as credit sectors have trended tighter since February of this year.

Over the period, the portfolio made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on relative performance was mixed. The Fund’s exposure to credit derivatives (e.g., commercial mortgage-backed security index), CPI Swaps, and U.S. Treasury futures was additive to performance. The developed-market currency strategy also contributed positively to overall performance. The impact of currency forwards used to hedge the currency exposure from Emerging Market bonds was mixed. As some of the bonds’ underlying currencies strengthened, the offsetting hedges detracted from the Fund’s overall performance.

What is the outlook?

Our outlook for domestic inflation is positive. Core CPI is over 2% and we expect headline CPI to exceed 2% in the coming months, while market inflation expectations, measured as the spread between nominal U.S. Treasuries and TIPS, are still well below this level. Strong housing and medical services inflation and stability in oil prices have contributed to higher overall inflation relative to last year. While the outlook going forward remains uncertain, particularly with heightened political risk, we believe that risks to inflation in 2017 continue to be skewed to the upside, and the potential for large fiscal stimulus next year could introduce further inflationary pressure. Domestic inflation and inflation expectations could continue to face headwinds. At the end of the period, the Fund continued to invest in inflation breakevens, though we may reduce this position if breakevens rise above 2 percent. At the end of the period, the Fund continued to be underweight shorter TIPS, which are most sensitive to short-term changes in inflation (e.g., as a result of oil price volatility). The Fund maintained allocations to bank loans, non-U.S. dollar inflation linked bonds, and non-agency mortgage backed securities and commercial mortgage backed securities at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

21

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.6%
Foreign Government Obligations	2.9
Senior Floating Rate Interests	5.2
U.S. Government Agencies	0.3
U.S. Government Securities	83.7

Total	94.7%

Short-Term Investments	5.7
Other Assets & Liabilities	(0.4)

Total	100.0%

22

Hartford Municipal Income Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Municipal Income A2	4.62%	4.43%
Municipal Income A3	-0.09%	1.11%
Municipal Income C2	3.86%	3.65%
Municipal Income C3	2.86%	3.65%
Municipal Income I2	4.89%	4.69%
Bloomberg Barclays Municipal Bond Index	4.06%	4.25%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

Hartford Municipal Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Income	Class A	0.70%	1.12%
Municipal Income	Class C	1.45%	1.84%
Municipal Income	Class I	0.45%	0.84%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 4.62%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 4.06% for the same period. The Fund also outperformed the 4.52% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

24

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%.

The primary driver of outperformance relative to the Bloomberg Barclays Municipal Bond Index during the period was security selection within investment grade revenue bonds, especially within the Healthcare, tax, and lease sectors. An out of benchmark allocation to high yield revenue bonds and high yield GOs also contributed positively to relative performance during the period. The Fund’s duration and yield curve positioning contributed positively to performance relative to the Barclays Municipal Bond Index during the period. An underweight to investment grade revenue lease bonds modestly detracted over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although we believe the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path of raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 5.94 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

25

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	8.9%
Development	2.8
Education	4.2
Facilities	0.2
General Obligation	12.1
Higher Education	2.4
Medical	11.6
Mello-Roos District	1.8
Nursing Homes	5.4
Other(2)	14.9
Pollution	0.3
Power	0.9
School District	4.7
Single Family Housing	2.6
Tobacco	3.5
Transportation	12.6
Utilities	1.9
Water	2.2
Short-Term Investments	7.5
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

26

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Municipal Opportunities A2	4.40%	4.89%	2.85%
Municipal Opportunities A3	-0.29%	3.93%	2.34%
Municipal Opportunities B2	3.50%	4.08%	2.18%	[4]
Municipal Opportunities B3	-1.50%	3.74%	2.18%	[4]
Municipal Opportunities C2	3.50%	4.08%	2.07%
Municipal Opportunities C3	2.50%	4.08%	2.07%
Municipal Opportunities I2	4.66%	5.14%	3.11%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	3.10%	3.51%	4.43%

[1]	Inception: 05/31/2007
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford Municipal Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Opportunities	Class A	0.69%	0.70%
Municipal Opportunities	Class B	1.44%	1.52%
Municipal Opportunities	Class C	1.44%	1.46%
Municipal Opportunities	Class I	0.44%	0.45%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 4.40%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 3.10% for the same period. The Fund also outperformed the 3.58% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

28

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve-month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

An out of benchmark allocation to high yield, particularly tobacco and health care revenue bonds was the primary driver of outperformance during the period. Security selection within investment grade revenue bonds, particularly within the health care, lease, and special tax sectors also contributed positively to results relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative outperformance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates fell. The Fund’s overweight to investment grade special tax revenue bonds modestly detracted from performance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path of raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 5.17 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions.

29

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	4.1%
Bond Bank	0.2
Development	4.6
Education	3.6
Facilities	0.7
General Obligation	15.0
Higher Education	2.1
Housing	0.1
Medical	11.9
Mello-Roos District	1.2
Multifamily Housing	0.4
Nursing Homes	4.6
Other(2)	18.6
Pollution	0.6
Power	1.6
School District	6.6
Single Family Housing	2.3
Tobacco	3.1
Transportation	9.8
Utilities	2.2
Water	4.1
Short-Term Investments	4.1
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

30

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Municipal Real Return A1	4.52%	3.07%	1.78%
Municipal Real Return A2	-0.18%	2.13%	1.31%
Municipal Real Return B1	3.88%	2.30%	1.17%	[3]
Municipal Real Return B2	-1.12%	1.94%	1.17%	[3]
Municipal Real Return C1	3.88%	2.32%	1.03%
Municipal Real Return C2	2.88%	2.32%	1.03%
Municipal Real Return I1	4.89%	3.35%	2.04%
Municipal Real Return Y1	4.90%	3.35%	2.04%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	3.10%	3.51%	4.28%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016 which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

31

The Hartford Municipal Real Return Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Real Return	Class A	0.69%	0.79%
Municipal Real Return	Class B	1.44%	1.61%
Municipal Real Return	Class C	1.44%	1.54%
Municipal Real Return	Class I	0.44%	0.56%
Municipal Real Return	Class Y	0.44%	0.49%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 4.52%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 3.10% for the same period. The Fund also outperformed the 3.58% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a

32

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, as longer term inflation expectations increased during the period. Security selection within investment grade revenue bonds also contributed positively to benchmark-relative returns over the period, particularly within the special tax and Healthcare sectors. An out-of-benchmark allocation to high yield revenue bonds also contributed positively to relative performance over the period. The Fund’s duration and yield curve positioning also modestly contributed to relative performance.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path to raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these industries, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

We remain positive on longer-term breakeven valuations and continue to believe that they are undervalued relative to our expectation that core CPI will remain above 2% in the short- to medium-term. We believe that recent strength in wage growth, a robust housing market, and continued indications of a gradual Fed rate hiking trajectory will continue to be tailwinds to inflation. Inflation

33

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

drivers, such as wage growth and housing may face additional difficulties following the U.S. Presidential elections coupled with an already strong dollar, raising the headline inflation projection to above 2% early next year.

We maintained the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 89% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.63 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	10.4%
Bond Bank	0.2
Development	3.2
Education	2.2
Facilities	2.1
General Obligation	11.5
Higher Education	5.9
Medical	13.5
Mello-Roos District	0.9
Multifamily Housing	0.2
Nursing Homes	4.6
Other(2)	17.1
Power	1.2
School District	6.9
Single Family Housing	0.3
Tobacco	1.9
Transportation	7.0
Water	7.6
Short-Term Investments	2.8
Other Assets & Liabilities	0.5

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

34

Hartford Municipal Short Duration Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Municipal Short Duration A2	1.15%	1.45%
Municipal Short Duration A3	-3.40%	-1.78%
Municipal Short Duration C2	0.50%	0.72%
Municipal Short Duration C3	-0.50%	0.72%
Municipal Short Duration I2	1.40%	1.70%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	0.86%	1.45%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

Hartford Municipal Short Duration Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Short Duration	Class A	0.69%	1.12%
Municipal Short Duration	Class C	1.44%	1.82%
Municipal Short Duration	Class I	0.44%	0.78%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 1.15%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 0.86% for the same period. The Fund also outperformed the 0.73% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus.

The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment

36

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index over the period, specifically within the Healthcare and special tax sectors. Security selection within investment grade GO bonds and an out-of-benchmark allocation to high yield revenue bonds also contributed positively to benchmark-relative returns over the period. Duration and yield curve positioning contributed positively to benchmark-relative results during the period. An underweight to investment grade special tax revenue bonds modestly detracted from performance relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although we believe the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path to raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 2.44 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

37

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	11.3%
Development	2.6
Education	3.7
General Obligation	10.5
Higher Education	2.9
Housing	0.8
Medical	13.1
Mello-Roos District	3.2
Nursing Homes	5.0
Other(2)	12.6
Pollution	0.3
Power	1.7
School District	10.1
Single Family Housing	2.8
Tobacco	3.7
Transportation	8.8
Utilities	1.5
Water	3.4
Short-Term Investments	2.8
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

38

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Quality Bond A2	3.54%	2.21%
Quality Bond A3	-1.12%	1.01%
Quality Bond C2	2.70%	1.44%
Quality Bond C3	1.70%	1.44%
Quality Bond I2	3.73%	2.47%
Quality Bond R3[2]	3.66%	1.97%
Quality Bond R4[2]	4.08%	2.30%
Quality Bond R5[2]	4.37%	2.61%
Quality Bond Y2	3.90%	2.52%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.33%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Quality Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	1.01%	1.24%
Quality Bond	Class C	1.76%	1.99%
Quality Bond	Class I	0.76%	0.95%
Quality Bond	Class R3	1.31%	1.64%
Quality Bond	Class R4	1.01%	1.34%
Quality Bond	Class R5	0.71%	1.04%
Quality Bond	Class Y	0.66%	0.95%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 3.54%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund also underperformed the 4.42% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further

40

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 3.28% for the period. In late 2015, higher coupons generally outperformed lower coupons amid the back up in interest rates. Through October 2016, middle coupons bonds, specifically those paying 3.5% and 4.0%, underperformed the rest of the coupon bond offerings. These bonds are particularly sensitive to changes in prepayment behavior, and lower rates over the year stoked fears that prepayments rates would increase.

Over the trailing 12 month period a lower structural duration posture detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates rallied over the period. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index, particularly on the long-end of the yield curve where the Fund was most underweight. The Fund’s structural underweight to investment grade (IG) corporate credit also detracted from performance as corporate spreads significantly outperformed government bonds.

The Fund’s overweight allocation to agency mortgage backed pass-through securities (MBS) as well as security selection within agency pass-throughs was additive to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Additionally allocations to non-agency residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs), and commercial mortgage backed securities (CMBS) contributed positively to performance. Lastly the Fund’s allocation to Federal National Mortgage Association Delegated Underwriting and Servicing (DUS) bonds was positive for benchmark relative performance.

The Fund utilized U.S. Treasury futures to adjust the duration and risk posture of the Fund. Over the period, the use of U.S. Treasury futures contributed positively to performance. Additionally the Fund used interest rate swaps and an interest rate swaption, which did not materially impact performance. A modest allocation to treasury inflation protected securities (TIPS) added to performance at the margin.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than investment grade credit over a full market cycle. We believe that mortgage credit available to borrowers remains constrained in spite of recent government efforts, which reduces supply and prepayment risk. We believe the economic environment of modest gross domestic product growth and stable U.S. interest rates supports MBS ownership.

We have a constructive outlook on non-agency RMBS, given the continuing recovery of the U.S. housing market and positive technical tailwinds; however, given recent spread tightening, we expect near term return potential to be generated primarily through income. We maintained an allocation to asset backed securities based on what we consider to be a strengthening employment picture and a strong U.S. consumer. We also maintained an allocation to CMBS and DUS, as commercial real estate fundamentals are generally healthy, in our view.

41

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	25.6%
U.S. Government Agencies	111.5
U.S. Government Securities	3.9

Total	141.0%

Short-Term Investments	22.3
Other Assets & Liabilities	(63.3)

Total	100.0%

42

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Short Duration A1	2.56%	2.02%	2.63%
Short Duration A2	0.51%	1.61%	2.42%
Short Duration B1	2.66%	2.16%	2.34%	[3]
Short Duration B2	-2.34%	1.79%	2.34%	[3]
Short Duration C1	1.80%	1.27%	1.86%
Short Duration C2	0.80%	1.27%	1.86%
Short Duration I1	2.86%	2.33%	2.85%
Short Duration R3[1]	2.26%	1.72%	2.63%
Short Duration R4[1]	2.56%	2.05%	2.80%
Short Duration R5[1]	2.87%	2.33%	2.94%
Short Duration Y1	2.92%	2.40%	2.97%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	1.31%	1.00%	2.54%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

43

The Hartford Short Duration Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.90%
Short Duration	Class B	1.60%	1.78%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.54%	0.54%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.62%
Short Duration	Class Y	0.51%	0.51%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 2.56%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 1.31% for the same period. The Fund also outperformed the 1.79% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed) in December 2015, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest

44

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund’s allocation to investment grade credit was the primary driver of outperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period, in particular Industrials and Financials. The Fund’s out-of-benchmark allocation to bank loans, particularly in the Industrials sector, was also additive to relative results. In addition, the Fund’s allocation to asset-backed securities (ABS), specifically collateralized loan obligations (CLOs) and non-agency mortgage-backed securities contributed positively to returns. Duration and yield curve positioning also contributed positively to performance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe that the U.S. economy will maintain a low growth rate in 2017, supported by the consumer, housing, and government sectors. Investments and exports remain a drag on growth, but they appear to be starting to show signs of stabilization. The Fed appears to view near-term risks as more balanced, which we believe supports the case for a gradual path towards raising interest rates. However, global growth is still challenged. Political uncertainty in the U.S. and Europe pose the biggest near-term risks in our view.

We maintain a moderately pro-cyclical positioning in the corporate bond sector and continue to favor U.S. Financials, banks in particular. Our view is based on what we consider to be positive U.S. economic growth trends, attractive valuations, and more accommodative central bank policies that are balanced by increased geopolitical risk and slow global growth. We are constructive on the ABS sector based on what we consider to be strong consumer fundamentals, although our positive view is somewhat tempered by the age of the current cycle. Within the sector, we favor auto, credit card, and equipment ABS issuances. Our longer-term commercial mortgage backed securities (CMBS) outlook is constructive based on what we consider to be favorable commercial real estate fundamentals and attractive valuations, relative both to the sector’s own history and to other credit risk sectors. We are likewise positive on bank loans due both to their diversification benefits, as well as their floating-rate nature, which has benefited from increased U.S. London Interbank Offered Rate (LIBOR) rates. On balance, the Fund has been positioned with a moderately pro-cyclical risk posture. At the end of the period, we maintained allocations to agency and non-agency mortgage backed securities and continued to favor auto ABS and higher quality CLOs, as well as senior tranches of shorter collateralized mortgage-backed securities issuances and bank loans. We remained underweight, relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, U.S. government and other non-corporate credit.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and

45

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.0%
Corporate Bonds	59.2
Foreign Government Obligations	0.3
Municipal Bonds	0.5
Senior Floating Rate Interests	20.6
U.S. Government Agencies	7.3

Total	100.9%

Short-Term Investments	1.2
Other Assets & Liabilities	(2.1)

Total	100.0%

46

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Strategic Income A2	7.02%	4.18%	4.48%
Strategic Income A3	2.21%	3.22%	3.97%
Strategic Income B2	6.98%	3.53%	3.78%	[4]
Strategic Income B3	1.98%	3.20%	3.78%	[4]
Strategic Income C2	6.27%	3.43%	3.73%
Strategic Income C3	5.27%	3.43%	3.73%
Strategic Income I2	7.29%	4.46%	4.77%
Strategic Income R3[2]	6.81%	3.85%	4.75%
Strategic Income R4[2]	7.15%	4.18%	4.94%
Strategic Income R5[2]	7.49%	4.50%	5.12%
Strategic Income R6[2]	7.43%	4.54%	5.14%
Strategic Income Y2	7.43%	4.53%	5.14%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.73%

[1]	Since inception returns for Classes A, B, C, and I and the Bloomberg Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since Inception returns for Classes R3, R4, R5, R6 and Y are since August 31, 2007.
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4, R5 and R6 shares is since the commencement of operations of Class Y shares on 8/31/07.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

47

The Hartford Strategic Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.03%
Strategic Income	Class B	1.70%	1.85%
Strategic Income	Class C	1.70%	1.74%
Strategic Income	Class I	0.70%	0.73%
Strategic Income	Class R3	1.25%	1.41%
Strategic Income	Class R4	0.95%	1.08%
Strategic Income	Class R5	0.65%	0.75%
Strategic Income	Class R6	0.60%	0.69%
Strategic Income	Class Y	0.60%	0.64%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 7.02%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund also outperformed the 5.38% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s

48

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index over the period was an out-of-benchmark allocation to bank loans. The Fund also benefited from an overweight to and security selection within emerging markets debt during the period, including U.S. dollar-denominated sovereigns and to a lesser extent, local currency debt. An out-of-benchmark allocation to high yield industrial corporates was also additive during the period.

The Fund’s underweight to investment grade corporate bonds and agency mortgage-backed securities detracted during the period. An overweight allocation to commercial mortgage backed securities (CMBS) also negatively affected relative performance. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 10-year portion of the yield curve benefited relative returns, while the Fund’s underweight to the 30-year portion of the yield curve detracted from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates fell. Duration and yield curve positioning helped relative performance overall. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance. Derivative exposure to currency forwards and investment grade corporate credit default swap indexes helped relative returns.

What is the outlook?

We believe the U.S. economy will maintain positive growth. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remained underweight investment grade corporates as we believe there are better opportunities in high yield and bank loans. We were also underweight agency mortgage backed securities at the end of the period, and we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency mortgage backed securities, and high yield.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and

49

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%
Exchange Traded Funds	1.0
Preferred Stocks	0.1

Total	1.6%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.4%
Corporate Bonds	26.3
Foreign Government Obligations	20.7
Municipal Bonds	1.3
Senior Floating Rate Interests	25.5
U.S. Government Agencies	0.4
U.S. Government Securities	4.6

Total	94.2%

Short-Term Investments	4.8
Purchased Options	0.0
Other Assets & Liabilities	(0.6)

Total	100.0%

50

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Total Return Bond Fund A1	4.77%	3.20%	3.93%
Total Return Bond Fund A2	0.05%	2.26%	3.45%
Total Return Bond Fund B1	4.09%	2.43%	3.32%	[3]
Total Return Bond Fund B2	-0.91%	2.08%	3.32%	[3]
Total Return Bond Fund C1	4.10%	2.44%	3.16%
Total Return Bond Fund C2	3.10%	2.44%	3.16%
Total Return Bond Fund I1	5.08%	3.50%	4.23%
Total Return Bond Fund R3[1]	4.51%	2.89%	3.67%
Total Return Bond Fund R4[1]	4.85%	3.21%	3.95%
Total Return Bond Fund R5[1]	5.16%	3.52%	4.24%
Total Return Bond Fund R6[1]	5.15%	3.58%	4.33%
Total Return Bond Fund Y1	5.27%	3.62%	4.35%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

51

The Hartford Total Return Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.88%	0.88%
Total Return Bond	Class B	1.63%	1.87%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.57%	0.57%
Total Return Bond	Class R3	1.17%	1.17%
Total Return Bond	Class R4	0.85%	0.85%
Total Return Bond	Class R5	0.56%	0.56%
Total Return Bond	Class R6	0.51%	0.51%
Total Return Bond	Class Y	0.45%	0.45%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 4.77%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund outperformed the 4.42% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

52

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). High yield positioning was also beneficial overall. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were partially offset by losses from Credit Default Index derivative hedges used to reduce risk in some areas. Investment grade credit positioning, in particular security selection within Industrials, also benefited performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s opportunistic interest rate positioning represented another positive contributor to performance as rates on the short-end of the yield curve rose over this period.

What is the outlook?

During the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets. U.S. economic growth remains positive, monetary policy is still accommodative, and we believe valuations are attractive. We are positioned for an increase in inflation expectations as we continue to believe capacity constraints will pressure inflation higher. We ended the period with a neutral to slight underweight in investment grade credit; we continued to favor Financials and Communications issuers. We maintained an overweight to agency MBS pass-through securities and continued to hold an out-of-benchmark allocation to non-agency residential MBS (RMBS). The Fund also held high quality commercial MBS and CLOs at the end of the period based on what we consider to be attractive valuations. Within high yield, we continued to favor BB-rated securities, bank loans, and contingent convertibles (CoCo’s) of large European banks.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

53

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.0

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.6%
Corporate Bonds	34.5
Foreign Government Obligations	3.9
Municipal Bonds	1.1
Senior Floating Rate Interests	5.6
U.S. Government Agencies	49.7
U.S. Government Securities	10.1

Total	133.5%

Short-Term Investments	5.3
Purchased Options	0.0
Other Assets & Liabilities	(38.9)

Total	100.0%

54

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Unconstrained Bond A1	2.62%	2.22%	3.43%
Unconstrained Bond A2	-2.00%	1.28%	2.95%
Unconstrained Bond B1	1.85%	1.48%	2.80%	[3]
Unconstrained Bond B2	-3.10%	1.12%	2.80%	[3]
Unconstrained Bond C1	1.86%	1.48%	2.66%
Unconstrained Bond C2	0.86%	1.48%	2.66%
Unconstrained Bond I1	2.98%	2.47%	3.55%
Unconstrained Bond R3[1]	2.31%	1.94%	3.43%
Unconstrained Bond R4[1]	2.62%	2.24%	3.59%
Unconstrained Bond R5[1]	2.92%	2.55%	3.75%
Unconstrained Bond Y1	2.92%	2.51%	3.73%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%	0.88%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

55

The Hartford Unconstrained Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.11%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.81%
Unconstrained Bond	Class R3	1.29%	1.45%
Unconstrained Bond	Class R4	0.99%	1.14%
Unconstrained Bond	Class R5	0.69%	0.83%
Unconstrained Bond	Class Y	0.69%	0.73%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Unconstrained Bond Fund returned 2.62%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund outperformed the Fund’s other benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.31% for the same period. The Fund underperformed the 3.51% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s

56

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund maintained a low strategic duration posture given the current interest rate cycle. The Fund generally maintained a duration of 2 to 3 years less than the Bloomberg Barclays U.S. Aggregate

Bond Index. The Fund’s duration positioning was the primary detractor from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates largely declined over the period, particularly on the long end of the yield curve where the Fund was most underweight. The Fund’s use of high yield credit default swap index and commercial mortgage-backed securities (CMBS) index derivatives were also drivers of underperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s underweight to investment grade credit was another detractor during the period. On the other hand, out-of-benchmark allocations to bank loans, non-agency Residential Mortgage Backed Securities (RMBS), and collateralized loan obligations (CLOs) benefited performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index over the period. Total return swaps on high yield and equity exchange traded funds also contributed favorably to relative returns.

What is the outlook?

We expect the U.S. economy to maintain positive growth. We continue to maintain a moderately pro-cyclical risk stance in credit markets. We believe capacity constraints will pressure inflation higher so we remain positioned for an increase in inflation expectations. We are tactically positioning the Fund’s duration within a duration range of 0 to 5 years as we believe over the medium-term that having some duration exposure will generate attractive risk-adjusted returns. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, high yield, non-agency RMBS, high quality CMBS, and CLOs.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and

57

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.2%
Corporate Bonds	18.4
Foreign Government Obligations	4.3
Municipal Bonds	1.4
Senior Floating Rate Interests	17.2
U.S. Government Agencies	66.7
U.S. Government Securities	6.5

Total	148.7%

Short-Term Investments	5.6
Purchased Options	0.0
Other Assets & Liabilities	(54.6)

Total	100.0%

58

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
World Bond A2	1.78%	2.70%	3.18%
World Bond A3	-2.80%	1.76%	2.31%
World Bond C2	0.95%	1.96%	2.42%
World Bond C3	-0.03%	1.96%	2.42%
World Bond I2	1.91%	2.96%	3.45%
World Bond R3[2]	1.48%	2.36%	2.84%
World Bond R4[2]	1.79%	2.68%	3.16%
World Bond R5[2]	2.02%	2.98%	3.46%
World Bond R6[2]	2.14%	3.08%	3.56%
World Bond Y2	2.15%	3.08%	3.56%
Citigroup World Government Bond Index	5.99%	-0.04%	0.54%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

59

The Hartford World Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.05%	1.08%
World Bond	Class C	1.77%	1.77%
World Bond	Class I	0.77%	0.77%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.08%
World Bond	Class R5	0.75%	0.83%
World Bond	Class R6	0.70%	0.74%
World Bond	Class Y	0.67%	0.67%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 1.78%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 5.99% for the same period. The Fund also underperformed the 4.86% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed) in December 2015, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in higher yielding bonds, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China (PBOC) resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s exit from the E.U. membership (Brexit) moved into sharper focus. The U.K.’s momentous vote to leave the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained

60

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

skeptical about the Fed’s ability to raise interest rates in the near term, despite more aggressive rhetoric from some Fed members with respect to raising rates. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; short-term yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen (JPY) was the major gainer among G10 currencies while the British pound (GBP) depreciated sharply in the aftermath of Brexit. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors including high yield, emerging markets debt, and investment grade corporates, posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

For the twelve-month period, interest rate positioning, currency positioning, and credit strategies all contributed positively to total returns. Relative to the Citigroup World Government Bond Index, interest rate positioning and currency positioning detracted from performance.

Within country strategies, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as most sovereign debt yields declined, driven by continued central bank easing. Within macro-based duration strategies, overweight positions in U.K., particularly in intermediate rate securities, and the U.S. contributed positively as most global yields fell over the period. Additionally, the Fund’s underweight duration position in October was a meaningful contributor to performance as global rates sold off amidst an increase in expectation for less accommodative monetary policy from central banks. In quantitative country rotation strategies, our long Australia 10-year versus short U.K. 10-year positions, which were held in the third quarter 2016, detracted from performance of returns over the course of the quarter as spreads widened on these holdings. In addition, having no exposure to peripheral Europe and Japan relative to the Citigroup World Government Bond Index detracted from performance, as yields fell in those two regions. In October, the

Fund’s shorter duration relative to the Citigroup World Government Bond Index was a relative contributor, as global yields rose.

The Fund’s currency strategies provided positive total returns. The Fund’s high U.S. dollar exposure helped preserve capital in the last two months of 2015. Early in 2016, we increased the Fund’s Dollar Bloc allocation and decreased U.S. Dollar exposure, which contributed positively to performance as the U.S. Dollar depreciated against most currencies. Later in the period, we increased the Fund’s U.S. dollar exposure, which benefited the Fund as the dollar appreciated against most currencies, in particular the GBP. Within the Fund’s opportunistic strategies, the Fund’s underweight position in the Euro (EUR), primarily versus the U.S. dollar, was beneficial as the ECB suggested strongly at a further loosening of monetary policy and the currency depreciated against the dollar following the Brexit vote. However, the Fund’s underweight EUR position detracted in the third quarter of 2016, paired largely against the Swedish krona (SEK) as the Riksbank disappointed taking a decidedly cautious tone in spite of increased wage stability and signs of inflation. Overall, the Fund’s overweight positions in AUD, NOK, and Mexican peso (MXN) were positive contributors as the higher-risk, commodity-linked currencies rallied. However, the Fund’s position in MXN detracted in the last couple of months of the period due to continued concerns around the U.S. election. The Fund’s lack of exposure to the JPY drove underperformance relative to the Citigroup World Government Bond Index as the currency appreciated sharply versus the U.S. Dollar during the period.

Within the Fund’s credit strategies, our out-of-benchmark opportunistic allocations to securitized debt and high yield contributed positively to absolute returns and returns relative to the Citigroup World Government Bond Index. A rebound in energy prices and continued liquidity provided by central banks around the world supported most credit performance. The Fund’s exposure to investment grade corporates, primarily within Financials, detracted from results as Financials underperformed due to the unexpected Brexit vote and negative interest rates in certain markets.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps and interest rate, bond, index and currency futures or options in pursuit of the investment objective as well as to hedge against risk.

The Fund’s macro-driven duration strategies that are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period, while the Fund’s country rotation strategies, which are also implemented through exchange-traded government bond futures, detracted from performance. The Fund’s macro-driven and smart market currency strategies, which are implemented through currency forwards, also added to total returns over the period. The Fund’s

61

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.

What is the outlook?

We believe that global economic growth is moderately improving. In the U.S., we expect that labor market slack will continue to get absorbed and core inflation will slowly increase. The cycle in Japan and China is holding up well, with potential to surprise on the upside. In Japan, consumer inflation expectations look to have bottomed and other leads for inflation suggest the worst of the fall-off is now over. In the U.K., a number of leads now appear to be signaling that higher inflation is coming. Critically some of the recent upside inflation surprises seem to be coming from the service sector making it more difficult to dismiss as a temporary foreign exchange-related (GBP weakness) phenomenon.

Although global economic growth is moderately improving, political developments remain a key downside risk. As one prominent example, the U.S. economy faces a wide distribution of potential outcomes depending on the results of the Presidential election in early November. The election uncertainty has resulted in softness in recent data releases including capital expenditure (capex) and hiring intentions. We believe the U.S. economy is vulnerable to shocks as it is growing on a narrow breadth of strong consumer spending and housing versus a capex and profits recession. Similarly, one of the key downside risks for Europe stems from rising anti-integration political tone and the U.K.’s negotiating stance, which remains biased towards a hard Brexit scenario.

There is more and more talk about the limitations of monetary policy and a shift towards the fiscal lever (government spending). The BOJ could attempt to steepen the yield curve beyond 10 years to support banks’ interest margins. If monetary base expansion slows due to reduced BOJ buying in the 10+ year Japanese Government Bond (JGB) sector, markets could interpret that as tapering even though shorter-end yields are unchanged. In Europe, the good momentum in recent data has triggered a tapering discussion given the sensitivities around quantitative easing (QE) extension and changes in the asset purchase parameters. The PBOC could start to push up short-term rates as China’s overall cycle looks supportive for the next few months and rates appear to be too low given the recovery in cycle. The confluence of the above factors could cause global yield curves to steepen in the short-term.

Despite increasing rhetoric about a shift towards the fiscal lever, central bank asset purchases will likely outweigh net government supply in each of the remaining months of the year. We believe this huge mismatch between accelerating central bank QE and limited bond supply makes it difficult to generate a meaningful bond sell off, absent an inflation shock. Nevertheless, we think that the probability of a December 2016 Fed rate increase is high. Global central banks could begin to deliver on the lower end of expectations of continued accommodative policy as they exhaust their monetary easing toolkits.

In our view, the short-term momentum in the EUR area data looks reasonably good. Given the sensitivities around QE extension and changes in the ECB asset purchase parameters, the good momentum in the economic data has triggered a tapering discussion, which has been EUR-supportive. However, we feel the tapering discussion is too premature given the weakness in inflation expectations. Additional downside risks include a fragile cycle and rising anti-integration political tone. The U.K.’s negotiating stance remains biased towards a hard Brexit scenario. If the probability of a hard Brexit increases, then markets could engage with negative U.K. debt dynamics, the current account deficit and the lack of foreign direct investment (FDI) and portfolio flows. In that world, further GBP weakness would start to undermine confidence instead of boosting exports.

We retain a neutral outlook on the JPY. We do not believe, the broader policy backdrop is supportive of a hard currency. However, we think flight to quality sentiment and current account surplus is JPY-supportive. The Fund’s base case is that the ongoing improving cycle in China and Japan may support Asian currencies. We have a positive bias in select higher-risk emerging markets (EM) and oil-linked currencies, including NOK and Indian Rupees (INR), due to commodity price stabilization and an improving cycle in Asia. We believe the downside risk to EM currencies relates to potential U.S. adoption of isolationist and protectionist policies.

We consider the fundamental outlook for corporate credit to remain favorable, although political risks in the U.S. and Europe will remain potential sources of volatility. We believe central banks will remain accommodative as long as economic conditions merit, and will inject additional liquidity in the event of the sustained market volatility that might result from these political risks. In addition, we remain overweight commercial mortgage-backed securities (CMBS) and auto asset-backed securities (ABS).

The U.S. consumer sector remains strong, with low unemployment and continued housing price appreciation. However, corporate capex will likely slow as companies remain reluctant to invest and hire given the electoral uncertainty. Delayed investment and weaker hiring could lead to slower economic growth in the fourth quarter. We still think the U.S. remains attractive relative to other markets though, and remain overweight U.S. corporate bonds, particularly U.S. Financials and Energy.

Structural weaknesses are ongoing concerns in Europe and we no longer consider the risk-reward balance to be attractive. In the event of a sharp economic slowdown, it is unclear how, and how quickly, European governments could implement fiscal measures and institute the structural reforms necessary to enhance Europe’s economic competitiveness. Furthermore, the negative interest rate

62

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

environment is exacerbating the long-term earnings challenges faced by banks in the region.

The U.S. election in November is a source of market uncertainty and next year’s elections in a number of important European countries also contribute to investor uncertainty. In addition, we continue to be mindful of the potential for further commodity price volatility, the potential for a renewed slowdown in Asian economic activity and the risk that a December rate increase by the Fed could lead to spikes in credit spread volatility.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%

Total	0.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.1%
Convertible Bonds	0.3
Corporate Bonds	25.6
Foreign Government Obligations	46.6
Senior Floating Rate Interests	1.6
U.S. Government Agencies	0.2
U.S. Government Securities	9.0

Total	97.4%

Short-Term Investments	1.9
Purchased Options	0.1
Other Assets & Liabilities	0.6

Total	100.0%

63

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.90	$6.31	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class C	$1,000.00	$1,020.60	$10.16	$1,000.00	$1,015.08	$10.13	2.00%	184	366
Class I	$1,000.00	$1,025.80	$5.09	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R3	$1,000.00	$1,024.70	$6.92	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,026.00	$5.75	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5	$1,000.00	$1,030.00	$3.01	$1,000.00	$1,022.17	$3.00	0.59%	184	366
Class Y	$1,000.00	$1,026.60	$4.53	$1,000.00	$1,020.66	$4.52	0.89%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

64

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.20	$5.16	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class B	$1,000.00	$1,048.60	$9.01	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class C	$1,000.00	$1,048.80	$8.86	$1,000.00	$1,016.49	$8.72	1.72%	184	366
Class I	$1,000.00	$1,052.70	$3.72	$1,000.00	$1,021.52	$3.66	0.72%	184	366
Class R3	$1,000.00	$1,051.10	$6.44	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R4	$1,000.00	$1,052.50	$5.16	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R5	$1,000.00	$1,054.10	$3.61	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class Y	$1,000.00	$1,054.40	$3.36	$1,000.00	$1,021.87	$3.30	0.65%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,062.20	$5.49	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class C	$1,000.00	$1,058.30	$9.36	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class I	$1,000.00	$1,063.50	$4.20	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R3	$1,000.00	$1,060.70	$7.04	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,062.30	$5.44	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,063.90	$3.94	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class Y	$1,000.00	$1,063.90	$3.94	$1,000.00	$1,021.32	$3.86	0.76%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,054.00	$5.47	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class B	$1,000.00	$1,048.70	$9.32	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class C	$1,000.00	$1,048.60	$9.32	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class I	$1,000.00	$1,053.60	$4.23	$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class R3	$1,000.00	$1,051.00	$7.06	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4	$1,000.00	$1,052.20	$5.52	$1,000.00	$1,019.76	$5.43	1.07%	184	366
Class R5	$1,000.00	$1,054.10	$3.98	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,054.40	$3.67	$1,000.00	$1,021.57	$3.61	0.71%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

65

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.50	$4.36	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class B	$1,000.00	$1,014.40	$8.10	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class C	$1,000.00	$1,014.40	$8.10	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class I	$1,000.00	$1,019.00	$3.10	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class R3	$1,000.00	$1,015.90	$6.13	$1,000.00	$1,019.05	$6.14	1.21%	184	366
Class R4	$1,000.00	$1,017.50	$4.56	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class R5	$1,000.00	$1,019.10	$3.05	$1,000.00	$1,022.12	$3.05	0.60%	184	366
Class Y	$1,000.00	$1,019.00	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.30	$3.44	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class C	$1,000.00	$1,006.70	$7.16	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class I	$1,000.00	$1,011.70	$2.12	$1,000.00	$1,023.03	$2.14	0.42%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.20	$3.43	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class B	$1,000.00	$1,003.30	$7.15	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class C	$1,000.00	$1,003.30	$7.20	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class I	$1,000.00	$1,009.50	$2.22	$1,000.00	$1,022.93	$2.24	0.44%	184	366

66

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.90	$3.44	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class B	$1,000.00	$1,011.20	$7.23	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class C	$1,000.00	$1,011.10	$7.23	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class I	$1,000.00	$1,016.10	$2.23	$1,000.00	$1,022.93	$2.24	0.44%	184	366
Class Y	$1,000.00	$1,016.20	$2.18	$1,000.00	$1,022.98	$2.19	0.43%	184	366

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,003.10	$3.42	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class C	$1,000.00	$1,000.30	$7.14	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class I	$1,000.00	$1,004.40	$2.17	$1,000.00	$1,022.98	$2.19	0.43%	184	366

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.10	$4.81	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class C	$1,000.00	$1,008.40	$8.58	$1,000.00	$1,016.59	$8.62	1.70%	184	366
Class I	$1,000.00	$1,013.40	$3.64	$1,000.00	$1,021.52	$3.66	0.72%	184	366
Class R3	$1,000.00	$1,011.60	$5.92	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R4	$1,000.00	$1,015.50	$1.93	$1,000.00	$1,023.23	$1.93	0.38%	184	366
Class R5	$1,000.00	$1,016.10	$0.91	$1,000.00	$1,024.23	$0.92	0.18%	184	366
Class Y	$1,000.00	$1,015.00	$2.94	$1,000.00	$1,022.22	$2.95	0.58%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

67

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.20	$4.30	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class B	$1,000.00	$1,013.20	$4.25	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class C	$1,000.00	$1,009.40	$8.03	$1,000.00	$1,017.14	$8.06	1.59%	184	366
Class I	$1,000.00	$1,014.60	$2.89	$1,000.00	$1,022.27	$2.90	0.57%	184	366
Class R3	$1,000.00	$1,011.70	$5.76	$1,000.00	$1,019.41	$5.79	1.14%	184	366
Class R4	$1,000.00	$1,013.20	$4.25	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class R5	$1,000.00	$1,014.70	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class Y	$1,000.00	$1,014.90	$2.58	$1,000.00	$1,022.57	$2.59	0.51%	184	366

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,042.90	$4.83	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class B	$1,000.00	$1,043.90	$4.83	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class C	$1,000.00	$1,039.70	$8.66	$1,000.00	$1,016.64	$8.57	1.69%	184	366
Class I	$1,000.00	$1,044.20	$3.60	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class R3	$1,000.00	$1,041.20	$6.36	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class R4	$1,000.00	$1,044.10	$4.88	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class R5	$1,000.00	$1,044.60	$3.34	$1,000.00	$1,021.87	$3.30	0.65%	184	366
Class R6	$1,000.00	$1,044.90	$3.14	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class Y	$1,000.00	$1,044.90	$3.14	$1,000.00	$1,022.07	$3.10	0.61%	184	366

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.00	$4.37	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class B	$1,000.00	$1,018.20	$8.17	$1,000.00	$1,017.04	$8.16	1.61%	184	366
Class C	$1,000.00	$1,017.30	$8.06	$1,000.00	$1,017.14	$8.06	1.59%	184	366
Class I	$1,000.00	$1,022.40	$3.20	$1,000.00	$1,021.97	$3.20	0.63%	184	366
Class R3	$1,000.00	$1,020.30	$5.89	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class R4	$1,000.00	$1,020.90	$4.27	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class R5	$1,000.00	$1,023.40	$2.80	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class R6	$1,000.00	$1,023.40	$2.24	$1,000.00	$1,022.93	$2.24	0.44%	184	366
Class Y	$1,000.00	$1,023.00	$2.24	$1,000.00	$1,022.93	$2.24	0.44%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

68

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Unconstrained Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.30	$5.10	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class B	$1,000.00	$1,025.60	$8.91	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class C	$1,000.00	$1,024.50	$8.91	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class I	$1,000.00	$1,030.70	$3.83	$1,000.00	$1,021.37	$3.81	0.75%	184	366
Class R3	$1,000.00	$1,027.90	$6.63	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class R4	$1,000.00	$1,029.40	$5.10	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R5	$1,000.00	$1,031.00	$3.57	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class Y	$1,000.00	$1,029.90	$3.57	$1,000.00	$1,021.62	$3.56	0.70%	184	366

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,006.80	$5.30	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class C	$1,000.00	$1,002.90	$9.01	$1,000.00	$1,016.14	$9.07	1.79%	184	366
Class I	$1,000.00	$1,007.80	$4.09	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R3	$1,000.00	$1,005.80	$6.86	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,006.80	$5.30	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,008.70	$3.84	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class R6	$1,000.00	$1,008.70	$3.58	$1,000.00	$1,021.57	$3.61	0.71%	184	366
Class Y	$1,000.00	$1,008.70	$3.48	$1,000.00	$1,021.67	$3.51	0.69%	184	366

69

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4%
		Argentina - 0.4%
$	198,730	Aeropuertos Argentina S.A. 10.75%, 12/01/2020(1)	$215,622
	150,000	Banco Hipotecario S.A. 9.75%, 11/30/2020(2)	169,500
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(2)	55,500

			440,622

		Austria - 0.3%
	200,000	BRF GmbH 4.35%, 09/29/2026(2)	193,400
	200,000	Eldorado Intl. Finance GmbH 8.63%, 06/16/2021(2)	163,000

			356,400

		Azerbaijan - 0.5%
	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	225,616
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(1)	281,944

			507,560

		Barbados - 0.3%
	240,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	256,800

		Bermuda - 0.7%
	275,000	Digicel Group Ltd. 7.13%, 04/01/2022(1)	217,855
	215,000	GCX Ltd. 7.00%, 08/01/2019(1)	208,007
	310,000	Inkia Energy Ltd. 8.38%, 04/04/2021(1)	322,400

			748,262

		Brazil - 0.9%
	270,000	Banco do Brasil S.A. 5.88%, 01/26/2022(1)	271,858
	200,000	Centrais Electricas Brasileiras S.A. 5.75%, 10/27/2021(1)	199,750
	175,000	Vale S.A. 5.63%, 09/11/2042	152,150
	325,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041(1)	316,062

			939,820

		British Virgin Islands - 1.9%
	245,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019(1)(3)(4)	253,925
	325,000	CNPC General Capital Ltd. 3.40%, 04/16/2023(1)	334,799
	270,000	GTL Trade Finance, Inc. 5.89%, 04/29/2024(1)	267,941
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(1)	505,663
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(1)	619,780

			1,982,108

		Cayman Islands - 2.8%
	250,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021	258,312
	230,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017(1)	236,038

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Cayman Islands - 2.8% - (continued)
$	360,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019(1)	$346,465
	275,000	Emirates NBD Tier Ltd. 5.75%, 05/30/2019(1)(3)(4)	279,015
	225,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019(1)	234,000
	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(1)	315,749
	200,000	Longfor Properties Co., Ltd. 6.75%, 01/29/2023(1)	215,497
	235,000	6.88%, 10/18/2019(1)	243,577
	240,000	MAF Global Securities Ltd. 7.13%, 10/29/2018(1)(3)(4)	252,600
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(1)	207,773
	275,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022(1)	310,084

			2,899,110

		Chile - 0.5%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(2)	212,809
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(1)	344,114

			556,923

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	240,669

		Colombia - 1.2%
		Banco de Bogota S.A.
	250,000	5.38%, 02/19/2023(1)	254,250
	200,000	6.25%, 05/12/2026(2)	206,500
		Colombia Telecomunicaciones S.A. ESP
	295,000	8.50%, 03/30/2020(2)(3)(4)	261,370
	150,000	8.50%, 12/29/2049(1)(4)	132,900
	280,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021(1)	288,050
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(2)	69,573

			1,212,643

		India - 1.2%
$	255,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	262,373
	240,000	ICICI Bank Ltd. 6.38%, 04/30/2022(1)(4)	243,267
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(1)	261,931
	230,000	NTPC Ltd. 4.38%, 11/26/2024(1)	245,123
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(2)	276,868

			1,289,562

		Ireland - 0.7%
	350,000	Borets Finance Ltd. 7.63%, 09/26/2018(1)	344,540
	200,000	Novolipetsk Steel via Steel Funding DAC 4.50%, 06/15/2023(1)	199,750

The accompanying notes are an integral part of these financial statements.

70

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Ireland - 0.7% - (continued)
$	125,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020(1)	$134,688

			678,978

		Kazakhstan - 0.8%
	295,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021(1)	320,193
	233,000	KazMunayGas National Co. JSC 7.00%, 05/05/2020(1)	258,335
	310,000	Zhaikmunai LLP 6.38%, 02/14/2019(1)	287,199

			865,727

		Luxembourg - 2.1%
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018(5)	29,717
$	385,000	MHP S.A. 8.25%, 04/02/2020(1)	376,907
	275,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	269,335
	365,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	361,423
	380,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(1)	382,428
	200,000	Severstal OAO Via Steel Capital S.A. 5.90%, 10/17/2022(1)	216,467
	515,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	537,747

			2,174,024

		Mauritius - 0.2%
	200,000	MTN Mauritius Investment Ltd. 5.37%, 02/13/2022(2)	201,432

		Mexico - 1.0%
	275,000	Banco Nacional de Comercio Exterior S.N.C. 3.80%, 08/11/2026(2)(4)	272,250
	225,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(1)	253,024
	200,000	Mexico City Airport Trust 5.50%, 10/31/2046(2)	195,250
	160,000	Petroleos Mexicanos 6.75%, 09/21/2047(2)	158,600
	200,000	Trust F 5.25%, 01/30/2026(2)	206,500

			1,085,624

		Morocco - 0.3%
	295,000	OCP S.A. 6.88%, 04/25/2044(1)	323,320

		Netherlands - 1.2%
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(1)	257,819
	200,000	Ihs Netherlands Holdco B.V. 9.50%, 10/27/2021(2)	208,017
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(1)	349,826
		Petrobras Global Finance B.V.
	150,000	7.25%, 03/17/2044	138,000
	65,000	8.38%, 05/23/2021	71,910
	265,000	VTR Finance B.V. 6.88%, 01/15/2024(1)	277,256

			1,302,828

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Peru - 0.6%
$	321,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026(1)(4)	$365,298
	250,000	Union Andina de Cementos SAA 5.88%, 10/30/2021(2)	259,750

			625,048

		Philippines - 0.3%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(1)	256,229

		Singapore - 1.3%
	200,000	BOC Aviation Ltd. 3.88%, 04/27/2026(2)	205,221
	260,000	STATS ChipPAC Ltd. 8.50%, 11/24/2020(2)	269,438
	465,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020(1)	478,047
	390,000	United Overseas Bank Ltd. 3.75%, 09/19/2024(1)(4)	402,792

			1,355,498

		Thailand - 0.6%
	225,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024(1)(4)	235,581
	435,000	PTT Exploration & Production PCL 4.88%, 06/18/2019(2)(3)(4)	439,746

			675,327

		Turkey - 1.4%
	200,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(1)	204,880
		Turkiye Is Bankasi
	200,000	5.38%, 10/06/2021(1)	199,652
	225,000	5.38%, 10/06/2021(2)	224,609
		Turkiye Sinai Kalkinma Bankasi AS
	200,000	4.88%, 05/18/2021(1)	195,368
	400,000	5.13%, 04/22/2020(1)	397,216
	200,000	Yasar Holding AS 8.88%, 05/06/2020(1)	213,000

			1,434,725

		United Arab Emirates - 0.5%
		Abu Dhabi National Energy Co. PJSC
	200,000	3.63%, 01/12/2023(1)	203,809
	200,000	4.38%, 06/22/2026(1)	209,316
	110,000	DP World Ltd. 6.85%, 07/02/2037(1)	125,307

			538,432

		United Kingdom - 0.3%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	29,264
$	340,000	Tullow Oil PLC 6.25%, 04/15/2022(1)	311,950

			341,214

		United States - 0.2%
	230,000	Southern Copper Corp. 6.75%, 04/16/2040	250,554

		Total Corporate Bonds (cost $23,102,046)	$23,539,439

The accompanying notes are an integral part of these financial statements.

71

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4%
		Argentina - 1.6%
		Argentine Bonos del Tesoro
ARS	8,975,000	18.20%, 10/03/2021	$622,200
	3,125,000	21.20%, 09/19/2018	211,520
$	250,000	City of Buenos Aires Argentina 7.50%, 06/01/2027(2)	269,375
	150,000	Provincia de Buenos Aires 9.13%, 03/16/2024(2)	166,125
	275,000	Provincia del Chaco Argentina 9.38%, 08/18/2024(2)	274,313
	150,000	Provincia del Chubut Argentina 7.75%, 07/26/2026(2)	151,500

			1,695,033

		Brazil - 7.6%
EUR	100,000	Banco Nacional de Desenvolvimento Economico e Social 3.63%, 01/21/2019(1)	112,135
		Brazil Letras do Tesouro Nacional
BRL	4,655,000	0.00%, 01/01/2020(5)	1,036,811
	2,978,000	0.00%, 07/01/2020(5)	629,190
		Brazil Notas do Tesouro Nacional
	6,147,000	10.00%, 01/01/2021	1,848,685
	13,031,000	10.00%, 01/01/2023	3,855,138
	1,208,000	10.00%, 01/01/2025	353,399
	498,000	10.00%, 01/01/2027	143,741

			7,979,099

		Bulgaria - 0.3%
EUR	250,000	Bulgaria Government International Bond 3.13%, 03/26/2035(1)	281,655

		Chile - 0.4%
CLP	281,500,000	Chile Government International Bond 5.50%, 08/05/2020	457,876

		Colombia - 5.0%
		Colombian TES
COP	1,616,900,000	6.00%, 04/28/2028	478,636
	346,000,000	7.00%, 09/11/2019	116,327
	348,500,000	7.00%, 05/04/2022	116,432
	1,281,500,000	7.50%, 08/26/2026	429,522
	2,417,800,000	7.75%, 09/18/2030	822,247
	3,858,500,000	10.00%, 07/24/2024	1,508,033
	4,659,200,000	11.00%, 07/24/2020	1,763,454

			5,234,651

		Ecuador - 0.2%
		Ecuador Government International Bond
$	200,000	10.75%, 03/28/2022(2)	211,500

		Ghana - 0.5%
		Ghana Government Bond
GHS	180,000	21.00%, 03/23/2020	45,616
	185,000	24.00%, 11/23/2020	50,672
	1,625,000	24.75%, 07/19/2021	473,897

			570,185

		Hungary - 4.0%
		Hungary Government Bond
HUF	370,820,000	2.00%, 10/30/2019	1,346,366
	60,510,000	2.50%, 10/27/2021	221,818
$	165,130,000	3.00%, 06/26/2024	600,989
	161,320,000	5.50%, 06/24/2025	689,967

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Hungary - 4.0% - (continued)
$	194,500,000	6.50%, 06/24/2019	$787,687
	47,040,000	6.75%, 10/22/2028	226,881
	87,720,000	7.50%, 11/12/2020	384,068

			4,257,776

		Indonesia - 7.4%
		Indonesia Treasury Bond
IDR	12,382,000,000	6.63%, 05/15/2033	840,521
	6,784,000,000	8.25%, 06/15/2032	544,398
	4,746,000,000	8.25%, 05/15/2036	377,820
	18,026,000,000	8.38%, 03/15/2024	1,467,168
	7,284,000,000	8.38%, 09/15/2026	593,946
	20,171,000,000	8.38%, 03/15/2034	1,619,338
	5,821,000,000	8.75%, 05/15/2031	498,542
	21,602,000,000	9.00%, 03/15/2029	1,834,382

			7,776,115

		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(1)	135,509

		Malaysia - 6.2%
		Malaysia Government Bond
MYR	2,175,000	3.49%, 03/31/2020	522,104
	2,465,000	3.65%, 10/31/2019	595,348
	375,000	3.66%, 10/15/2020	90,332
	1,485,000	3.76%, 03/15/2019	359,965
	2,485,000	3.80%, 09/30/2022	601,045
	4,305,000	3.80%, 08/17/2023	1,042,169
	3,415,000	3.84%, 04/15/2033	772,715
	755,000	3.89%, 07/31/2020	183,778
	1,125,000	3.96%, 09/15/2025	272,136
	1,645,000	4.05%, 09/30/2021	403,209
	2,910,000	4.16%, 07/15/2021	718,182
	1,625,000	4.38%, 11/29/2019	401,390
	2,540,000	4.50%, 04/15/2030	627,140

			6,589,513

		Mexico - 4.3%
		Mexican Bonos
MXN	6,901,800	6.50%, 06/10/2021	373,206
	15,192,700	6.50%, 06/09/2022	822,450
	10,032,600	7.50%, 06/03/2027	576,436
	5,126,200	7.75%, 05/29/2031	299,523
	1,258,100	7.75%, 11/23/2034	73,717
	2,156,600	7.75%, 11/13/2042	127,755
	19,773,200	8.00%, 06/11/2020	1,119,498
	7,660,900	8.00%, 12/07/2023	449,176
	2,987,800	8.50%, 05/31/2029	184,735
	7,401,700	10.00%, 12/05/2024	487,006
	120,311	Mexican Udibonos 4.50%, 12/04/2025(6)	7,180

			4,520,682

		Mongolia - 0.2%
$	200,000	Mongolia Government International Bond 10.88%, 04/06/2021(1)	216,006

		Peru - 0.9%
		Peru Government Bond
PEN	100,000	6.35%, 08/12/2028	30,597
	378,000	6.85%, 02/12/2042	118,226

The accompanying notes are an integral part of these financial statements.

72

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Peru - 0.9% - (continued)
PEN	2,235,000	6.90%, 08/12/2037	$715,883
	325,000	6.95%, 08/12/2031	105,029

			969,735

		Poland - 3.9%
		Poland Government Bond
PLN	7,705,000	1.50%, 04/25/2020	1,918,370
	275,000	1.75%, 07/25/2021	67,838
	740,000	2.00%, 04/25/2021	185,538
	3,765,000	3.25%, 07/25/2025	975,690
	1,050,000	5.25%, 10/25/2020	297,423
	1,450,000	5.75%, 10/25/2021	425,326
	855,000	Republic of Poland Government Bond 2.50%, 07/25/2027	203,177

			4,073,362

		Russia - 5.3%
		Russian Federal Bond - OFZ
RUB	8,810,000	6.40%, 05/27/2020	129,438
	35,240,000	7.00%, 01/25/2023	514,876
	32,595,000	7.00%, 08/16/2023	474,798
	34,895,000	7.05%, 01/19/2028	496,721
	86,835,000	7.50%, 08/18/2021	1,311,402
	3,195,000	7.60%, 04/14/2021	48,554
	44,410,000	7.75%, 09/16/2026	668,476
	12,345,000	8.15%, 02/03/2027	191,391
RUB	109,900,000	8.50%, 09/17/2031	1,734,271

			5,569,927

		South Africa - 7.1%
		South Africa Government Bond
ZAR	3,962,218	6.25%, 03/31/2036	213,578
	3,855,000	6.50%, 02/28/2041	207,477
	5,645,000	6.75%, 03/31/2021	397,050
	6,615,000	7.00%, 02/28/2031	408,132
	4,130,000	8.00%, 01/31/2030	280,260
	12,225,000	8.25%, 03/31/2032	834,460
	12,985,000	8.50%, 01/31/2037	888,089
	5,940,000	8.75%, 01/31/2044	412,248
	2,875,000	8.75%, 02/28/2048	198,977
	3,070,000	8.88%, 02/28/2035	219,371
	9,945,000	9.00%, 01/31/2040	709,586
	32,415,000	10.50%, 12/21/2026	2,662,507

			7,431,735

		Sri Lanka - 0.2%
$	200,000	Sri Lanka Government International Bond 6.83%, 07/18/2026(2)	211,020

		Thailand - 3.3%
		Thailand Government Bond
THB	5,966,408	1.20%, 07/14/2021(1)(6)	167,168
	21,260,720	1.25%, 03/12/2028(1)(6)	567,356
	17,975,000	3.63%, 06/16/2023	565,634
	28,669,000	3.65%, 12/17/2021	890,114
	585,000	3.85%, 12/12/2025	19,033
	22,550,000	3.88%, 06/13/2019	680,205
	15,300,000	4.88%, 06/22/2029	555,781

			3,445,291

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Turkey - 7.9%
$	200,000	Export Credit Bank of Turkey 5.38%, 10/24/2023(2)	$199,940
		Turkey Government Bond
TRY	1,315,558	3.00%, 07/21/2021(6)	433,661
	3,675,000	7.10%, 03/08/2023	1,039,820
	2,875,000	8.00%, 03/12/2025	834,370
	3,615,000	8.50%, 09/14/2022	1,104,051
	545,000	8.80%, 09/27/2023	167,503
	2,370,000	9.00%, 07/24/2024	733,768
	150,000	9.20%, 09/22/2021	47,653
	1,725,000	9.40%, 07/08/2020	554,977
	1,225,000	9.50%, 01/12/2022	392,728
	1,860,000	10.40%, 03/20/2024	620,050
	6,410,000	10.70%, 02/17/2021	2,150,284

			8,278,805

		Total Foreign Government Obligations (cost $70,247,507)	$69,905,475

		Total Long-Term Investments (cost $93,349,553)	$93,444,914

SHORT-TERM INVESTMENTS - 6.2%
		Other Investment Pools & Funds - 6.2%
	6,475,643	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$6,475,643

		Total Short-Term Investments (cost $6,475,643)	$6,475,643

Total Investments Excluding Purchased Options (cost $99,825,196)	95.0%	$99,920,557

Total Purchased Options (cost $793,435)	0.6%	$594,949

Total Investments (cost $100,618,631)^	95.6%	$100,515,506
Other Assets and Liabilities	4.4%	4,661,649

Total Net Assets	100.0%	$105,177,155

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $101,619,799 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,050,600
Unrealized Depreciation	(4,154,893)

Net Unrealized Depreciation	$(1,104,293)

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $18,480,612, which represents 17.6% of total net assets.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $6,731,099, which represents 6.4% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.90 BRL per USD	01/11/17	USD	1,027,000	$1,345	$22,922	$(21,577)
USD Call/HUF Put	BOA	282.15 HUF per USD	01/13/17	USD	1,053,000	16,073	31,169	(15,096)
USD Call/MXN Put	GSC	21.45 MXN per USD	06/06/17	USD	1,917,000	36,605	44,762	(8,157)
USD Call/TRY Put	GSC	3.22 TRY per USD	01/12/17	USD	523,000	5,843	8,159	(2,316)
USD Call/TRY Put	BOA	3.95 TRY per USD	02/19/18	USD	919,000	25,118	68,557	(43,439)
USD Call/TRY Put	JPM	3.46 TRY per USD	04/27/17	USD	2,111,000	29,212	32,457	(3,245)

Total Calls						$114,196	$208,026	$(93,830)

Puts
USD Put/COP Call	GSC	2,870.00 COP per USD	04/20/17	USD	1,814,000	$31,986	$49,214	$(17,228)
USD Put/IDR Call	DEUT	12,325.00 IDR per USD	03/07/17	USD	2,250,000	2,952	8,167	(5,215)
USD Put/INR Call	JPM	64.55 INR per USD	03/06/17	USD	2,221,000	1,721	5,397	(3,676)
USD Put/MXN Call	GSC	16.82 MXN per USD	03/08/17	USD	1,863,000	3,191	50,394	(47,203)
USD Put/MXN Call	MSC	18.57 MXN per USD	03/23/17	USD	6,964,000	159,107	108,931	50,176
USD Put/MYR Call	BOA	4.18 MYR per USD	04/21/17	USD	2,127,000	43,527	52,494	(8,967)
USD Put/MYR Call	JPM	3.75 MYR per USD	07/04/17	USD	1,163,000	1,991	5,966	(3,975)
USD Put/PLN Call	BCLY	3.78 PLN per USD	04/27/17	USD	2,111,000	26,208	23,031	3,177
USD Put/RUB Call	GSC	62.17 RUB per USD	12/28/16	USD	988,000	8,007	18,673	(10,666)
USD Put/RUB Call	GSC	62.58 RUB per USD	01/11/17	USD	1,027,000	11,520	18,055	(6,535)
USD Put/RUB Call	GSC	61.83 RUB per USD	01/12/17	USD	1,047,000	7,979	17,066	(9,087)
USD Put/RUB Call	CSFB	59.74 RUB per USD	03/08/17	USD	2,250,000	10,618	12,364	(1,746)
USD Put/RUB Call	DEUT	58.20 RUB per USD	03/20/17	USD	3,378,000	9,202	60,737	(51,535)
USD Put/RUB Call	CBK	57.40 RUB per USD	06/06/17	USD	959,000	3,671	4,733	(1,062)
USD Put/ZAR Call	HSBC	13.00 ZAR per USD	02/23/17	USD	1,862,000	31,365	33,218	(1,853)

Total Puts						$353,045	$468,440	$(115,395)

Total purchased option contracts						$467,241	$676,466	$(209,225)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
USD Call/HUF Put	BOA	297.35 HUF per USD	01/13/17	USD	(1,053,000)	$(3,911)	$(11,899)	$7,988
USD Call/PLN Put	BCLY	4.21 PLN per USD	04/27/17	USD	(2,111,000)	(24,152)	(27,633)	3,481
USD Call/RUB Put	GSC	75.11 RUB per USD	12/28/16	USD	(988,000)	(1,209)	(24,305)	23,096
USD Call/RUB Put	GSC	74.80 RUB per USD	01/11/17	USD	(1,027,000)	(2,353)	(23,703)	21,350
USD Call/RUB Put	GSC	73.55 RUB per USD	01/12/17	USD	(1,047,000)	(3,197)	(22,594)	19,397
USD Call/RUB Put	GSC	83.44 RUB per USD	06/06/17	USD	(959,000)	(8,277)	(36,183)	27,906
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	USD	(919,000)	(4,283)	(19,299)	15,016

Total Calls						$(47,382)	$(165,616)	$118,234

Puts
USD Put/BRL Call	GSC	3.27 BRL per USD	01/11/17	USD	(1,027,000)	$(31,280)	$(17,274)	$(14,006)
USD Put/COP Call	GSC	2,675.00 COP per USD	04/20/17	USD	(1,814,000)	(10,150)	(16,272)	6,122
USD Put/HUF Call	BOA	270.00 HUF per USD	01/13/17	USD	(1,053,000)	(3,440)	(13,636)	10,196
USD Put/MXN Call	BOA	18.57 MXN per USD	11/17/16	USD	(3,727,000)	(43,126)	(47,147)	4,021
USD Put/MXN Call	MSC	20.01 MXN per USD	03/23/17	USD	(2,321,000)	(157,354)	(108,915)	(48,439)
USD Put/MYR Call	BOA	4.18 MYR per USD	11/23/16	USD	(2,127,000)	(13,360)	(20,749)	7,389
USD Put/TRY Call	GSC	2.86 TRY per USD	01/12/17	USD	(1,047,000)	(300)	(11,517)	11,217
USD Put/TRY Call	JPM	3.07 TRY per USD	04/27/17	USD	(2,111,000)	(27,190)	(23,253)	(3,937)
USD Put/ZAR Call	CBK	12.75 ZAR per USD	12/19/16	USD	(3,724,000)	(20,224)	(11,488)	(8,736)

Total Puts						$(306,424)	$(270,251)	$(36,173)

Total written option contracts						$(353,806)	$(435,867)	$82,061

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$38,222	$19,638	$18,584
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	75,113	38,846	36,267

Total Calls						$113,335	$58,484	$54,851

Puts
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$4,685	$19,638	$(14,953)
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	9,688	38,847	(29,159)

Total Puts						$14,373	$58,485	$(44,112)

Total purchased swaption contracts						$127,708	$116,969	$10,739

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond Future	1	12/20/2016	$170,792	$162,719	$(8,073)

Short position contracts:
Euro BUXL 30-Year Bond Future	1	12/08/2016	$210,241	$197,463	$12,778
U.S. Treasury 10-Year Note Future	5	12/20/2016	649,991	648,125	1,866
U.S. Treasury 5-Year Note Future	1	12/30/2016	120,913	120,797	116

Total					$14,760

Total futures contracts					$6,687

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 8.07% based on the notional amount of currency delivered	12/21/18	JPM	USD	1,623,652	RUB	105,375,000	$12,598	$—	$(38,382)	$(50,980)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 7.07% based on the notional amount of currency delivered	12/21/21	JPM	USD	929,199	RUB	60,305,000	7,210	—	(21,724)	(28,934)
Fixed Rate equal to 8.07% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/21/18	JPM	RUB	105,375,000	USD	1,623,652	—	(12,598)	52,735	65,333
Fixed Rate equal to 7.07% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/21/21	JPM	RUB	60,305,000	USD	929,199	—	(7,210)	21,966	29,176

Total								$19,808	$(19,808)	$14,595	$14,595

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1M MXIBTIIE	5.65% Fixed	MXN	4,560,000	08/17/21	$—	$—	$(4,622)	$(4,622)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	—	—	(58,855)	(58,855)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	13,977	13,977
BCLY	1.70% Fixed	3M PLN WIBOR	PLN	7,325,000	10/06/17	—	—	2,297	2,297
BNP	3M KRW KSDA	1.24% Fixed	KRW	264,840,000	12/21/21	—	—	(2,003)	(2,003)
DEUT	1M MXIBTIIE	5.90% Fixed	MXN	16,230,000	07/20/21	—	—	(7,009)	(7,009)
DEUT	6.13% Fixed	3M Banco Central De La Republica	COP	422,610,000	09/20/21	—	—	194	194
DEUT	1.31% Fixed	3M KRW KSDA	KRW	1,578,050,000	12/21/26	—	—	26,423	26,423
DEUT	3M KRW KSDA	1.25% Fixed	KRW	116,000,000	12/21/21	—	—	(2,103)	(2,103)
GSC	1M MXIBTIIE	5.90% Fixed	MXN	25,675,000	07/21/21	—	—	(11,423)	(11,423)
GSC	3M Banco Central De La Republica	6.74% Fixed	COP	1,605,475,000	06/29/18	—	—	3,145	3,145
GSC	3M Banco Central De La Republica	7.30% Fixed	COP	377,755,000	06/29/26	—	—	6,263	6,263
GSC	6.79% Fixed	3M Banco Central De La Republica	COP	1,322,155,000	06/29/21	—	—	(13,277)	(13,277)
GSC	3M KRW KSDA	1.24% Fixed	KRW	207,185,000	12/21/21	—	—	(1,602)	(1,602)
GSC	3.48% Fixed	6M CLICP	CLP	140,790,000	03/12/17	—	—	(48)	(48)
GSC	6M PLN WIBOR	2.13% Fixed	PLN	3,500,000	11/02/21	—	—	1,414	1,414
JPM	1M MXN TIIE	6.07% Fixed	MXN	12,475,000	10/25/21	—	—	(1,702)	(1,702)
JPM	6.10% Fixed	3M Banco Central De La Republica	COP	525,400,000	09/16/21	—	—	503	503
JPM	6.10% Fixed	3M Banco Central De La Republica	COP	1,751,340,000	09/20/21	—	—	1,566	1,566
JPM	1.69% Fixed	3M PLN WIBOR	PLN	5,450,000	10/03/17	—	—	2,266	2,266
MSC	3M Banco Central De La Republica	6.82% Fixed	COP	2,596,675,000	06/27/18	—	—	6,152	6,152
MSC	3M Banco Central De La Republica	6.54% Fixed	COP	1,628,600,000	07/08/18	—	—	1,674	1,674
MSC	3M Banco Central De La Republica	7.41% Fixed	COP	677,875,000	06/27/26	—	—	13,060	13,060

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
MSC	3M Banco Central De La Republica	6.98% Fixed	COP	466,520,000	07/08/26	$—	$—	$4,091	$4,091
MSC	6.51% Fixed	3M Banco Central De La Republica	COP	1,526,210,000	07/08/21	—	—	(8,030)	(8,030)
MSC	6.90% Fixed	3M Banco Central De La Republica	COP	2,286,985,000	06/27/21	—	—	(24,153)	(24,153)

Total						$—	$—	$(51,802)	$(51,802)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.58% Fixed	3M USD LIBOR	USD	400,000	06/07/26	$—	$—	$(7,190)	$(7,190)
2.03% Fixed	3M USD LIBOR	USD	1,150,000	12/03/25	—	—	(47,103)	(47,103)
3M USD LIBOR	0.97% Fixed	USD	7,950,000	12/03/17	—	—	19,474	19,474
3M USD LIBOR	1.90% Fixed	USD	810,000	07/29/26	—	—	20,812	20,812

Total					$—	$—	$(14,007)	$(14,007)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ARS	Buy	12/21/16	BNP	$52,280	$53,088	$808
ARS	Buy	12/21/16	BNP	80,431	81,231	800
ARS	Buy	01/04/17	BNP	201,781	205,682	3,901
ARS	Sell	12/21/16	HSBC	52,333	53,088	(755)
ARS	Sell	12/21/16	JPM	79,975	81,231	(1,256)
ARS	Sell	01/04/17	JPM	202,753	205,681	(2,928)
AUD	Buy	12/21/16	CBK	1,524,104	1,542,179	18,075
AUD	Sell	12/21/16	CBK	2,312,433	2,339,856	(27,423)
BRL	Buy	12/02/16	MSC	11,975,661	12,362,049	386,388
BRL	Buy	12/02/16	MSC	533,390	542,807	9,417
BRL	Buy	12/02/16	MSC	533,739	538,775	5,036
BRL	Buy	12/02/16	MSC	106,090	109,803	3,713
BRL	Buy	12/02/16	BNP	294,388	297,768	3,380
BRL	Buy	12/02/16	MSC	260,297	263,649	3,352
BRL	Buy	12/02/16	SCB	96,575	99,257	2,682
BRL	Buy	01/13/17	GSC	485,149	525,174	40,025
BRL	Buy	11/03/17	JPM	3,570,432	3,638,889	68,457
BRL	Sell	12/02/16	GSC	550,344	545,909	4,435
BRL	Sell	12/02/16	SCB	113,780	111,663	2,117
BRL	Sell	12/02/16	SSG	140,389	141,130	(741)
BRL	Sell	12/02/16	HSBC	683,986	691,691	(7,705)
BRL	Sell	12/02/16	MSC	161,343	169,977	(8,634)
BRL	Sell	12/02/16	GSC	914,839	937,971	(23,132)
BRL	Sell	12/02/16	MSC	653,960	686,419	(32,459)
BRL	Sell	12/02/16	JPM	3,890,577	3,970,247	(79,670)
BRL	Sell	11/03/17	MSC	3,152,672	3,639,743	(487,071)
BRL	Sell	11/03/17	MSC	3,152,037	3,639,458	(487,421)
CAD	Sell	12/21/16	CBK	791,526	771,954	19,572
CLP	Buy	12/21/16	BOA	2,568,226	2,665,283	97,057
CLP	Buy	12/21/16	SCB	2,568,415	2,665,283	96,868
CLP	Buy	12/21/16	SSG	354,896	364,844	9,948
CLP	Buy	12/21/16	JPM	132,338	131,631	(707)
CLP	Sell	12/21/16	MSC	319,820	324,882	(5,062)

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CLP	Sell	12/21/16	SCB	$3,305,358	$3,430,020	$(124,662)
CLP	Sell	12/21/16	BOA	3,305,115	3,430,020	(124,905)
CNH	Buy	12/21/16	GSC	999,295	1,000,239	944
CNH	Buy	12/21/16	BCLY	240,380	236,984	(3,396)
CNH	Buy	03/08/17	BOA	1,276,148	1,258,786	(17,362)
CNH	Buy	03/09/17	BCLY	894,924	881,123	(13,801)
CNH	Sell	12/21/16	RBS	2,522,673	2,501,041	21,632
CNH	Sell	12/21/16	GSC	331,783	330,132	1,651
CNH	Sell	12/21/16	BCLY	223,298	223,320	(22)
CNH	Sell	12/21/16	BCLY	233,866	234,633	(767)
CNH	Sell	03/08/17	BCLY	623,888	625,155	(1,267)
CNH	Sell	03/09/17	BCLY	473,093	474,024	(931)
COP	Buy	11/25/16	GSC	725,332	708,436	(16,896)
COP	Buy	12/21/16	SSG	1,903,747	1,899,665	(4,082)
COP	Buy	12/21/16	SSG	262,536	257,682	(4,854)
COP	Buy	12/21/16	SSG	308,381	301,031	(7,350)
COP	Buy	12/21/16	SSG	778,975	750,720	(28,255)
COP	Buy	07/18/17	BNP	755,286	755,134	(152)
COP	Buy	07/18/17	SSG	161,900	161,474	(426)
COP	Buy	07/18/17	SSG	397,960	397,003	(957)
COP	Buy	07/21/17	SSG	228,804	229,397	593
COP	Buy	07/21/17	SSG	153,022	152,930	(92)
COP	Buy	08/01/17	RBS	340,076	357,342	17,266
COP	Buy	08/03/17	CBK	313,345	328,858	15,513
COP	Buy	08/03/17	CIB	172,884	181,553	8,669
COP	Buy	08/04/17	GSC	478,669	504,123	25,454
COP	Sell	11/15/16	GSC	172	166	6
COP	Sell	11/25/16	CBK	527,984	514,286	13,698
COP	Sell	12/21/16	JPM	549,558	533,740	15,818
COP	Sell	12/21/16	HSBC	440,404	431,077	9,327
COP	Sell	12/21/16	SSG	796,108	788,190	7,918
COP	Sell	12/21/16	MSC	86,006	83,332	2,674
COP	Sell	12/21/16	CBK	112,803	110,449	2,354
COP	Sell	12/21/16	SSG	177,068	176,688	380
COP	Sell	04/24/17	GSC	411,213	401,538	9,675
COP	Sell	07/18/17	SCB	1,326,420	1,313,610	12,810
COP	Sell	07/21/17	CIB	392,142	382,328	9,814
COP	Sell	08/01/17	CIB	366,305	357,343	8,962
COP	Sell	08/03/17	CIB	523,452	510,412	13,040
COP	Sell	08/04/17	CIB	516,825	504,123	12,702
EUR	Buy	12/21/16	GSC	263,345	258,595	(4,750)
EUR	Buy	12/21/16	RBC	382,931	374,138	(8,793)
EUR	Buy	12/21/16	SSG	381,867	373,038	(8,829)
EUR	Buy	12/21/16	CBA	383,068	374,138	(8,930)
EUR	Buy	12/21/16	CSFB	383,083	374,138	(8,945)
EUR	Sell	12/21/16	CSFB	588,145	574,412	13,733
EUR	Sell	12/21/16	CBA	588,122	574,412	13,710
EUR	Sell	12/21/16	RBC	587,912	574,412	13,500
EUR	Sell	12/21/16	SSG	583,501	570,010	13,491
HUF	Buy	12/21/16	CBK	47,137	45,973	(1,164)
HUF	Buy	12/21/16	MSC	227,716	224,645	(3,071)
HUF	Buy	12/21/16	MSC	176,560	172,932	(3,628)
HUF	Buy	12/21/16	SCB	339,674	333,371	(6,303)
HUF	Buy	12/21/16	SCB	668,586	655,335	(13,251)
HUF	Buy	12/21/16	RBS	615,075	595,093	(19,982)
HUF	Buy	12/21/16	MSC	1,377,439	1,348,974	(28,465)
HUF	Buy	12/21/16	SCB	2,046,353	2,007,579	(38,774)
HUF	Buy	01/17/17	BOA	508,240	510,559	2,319

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
HUF	Sell	12/21/16	SCB	$3,586,250	$3,518,298	$67,952
HUF	Sell	12/21/16	BCLY	357,392	351,703	5,689
HUF	Sell	12/21/16	HSBC	218,476	214,564	3,912
HUF	Sell	12/21/16	WEST	207,211	204,060	3,151
HUF	Sell	12/21/16	SSG	115,376	113,865	1,511
HUF	Sell	12/21/16	GSC	22,871	22,909	(38)
HUF	Sell	12/21/16	SCB	391,161	391,766	(605)
HUF	Sell	12/21/16	BCLY	499,928	503,219	(3,291)
HUF	Sell	12/21/16	CBK	390,769	394,329	(3,560)
IDR	Buy	12/21/16	SCB	1,447,318	1,469,814	22,496
IDR	Buy	12/21/16	BOA	559,713	569,945	10,232
IDR	Buy	12/21/16	HSBC	327,034	327,715	681
IDR	Buy	12/21/16	BCLY	179,695	180,247	552
IDR	Buy	12/21/16	CSFB	179,658	180,018	360
IDR	Buy	12/21/16	MSC	272,866	272,272	(594)
IDR	Sell	12/21/16	MSC	249,820	247,555	2,265
IDR	Sell	12/21/16	MSC	114,216	114,613	(397)
IDR	Sell	03/09/17	DEUT	221,198	221,942	(744)
INR	Buy	12/21/16	JPM	603,629	607,992	4,363
INR	Buy	12/21/16	SCB	467,349	467,880	531
INR	Buy	12/21/16	BCLY	64,047	64,186	139
INR	Buy	12/21/16	MSC	981,317	979,443	(1,874)
INR	Sell	12/21/16	RBS	24,034	24,218	(184)
INR	Sell	03/08/17	JPM	217,902	218,266	(364)
KRW	Buy	12/21/16	UBS	2,496,539	2,462,651	(33,888)
KRW	Sell	12/21/16	UBS	2,603,253	2,567,917	35,336
KRW	Sell	12/21/16	CBK	557,596	535,881	21,715
KRW	Sell	12/21/16	CBK	467,851	465,002	2,849
KZT	Buy	11/07/16	DEUT	112,958	118,872	5,914
KZT	Buy	11/07/16	BOA	104,887	110,067	5,180
KZT	Buy	11/14/16	CBK	95,597	99,071	3,474
KZT	Buy	11/16/16	DEUT	217,819	226,376	8,557
KZT	Buy	11/18/16	BCLY	102,279	106,296	4,017
KZT	Buy	11/18/16	CBK	109,367	111,557	2,190
KZT	Sell	11/07/16	DEUT	36,202	37,775	(1,573)
KZT	Sell	11/07/16	DEUT	84,593	88,142	(3,549)
KZT	Sell	11/07/16	CBK	98,732	103,021	(4,289)
MXN	Buy	11/17/16	MSC	706,619	707,382	763
MXN	Buy	11/18/16	BCLY	129,392	126,074	(3,318)
MXN	Buy	11/22/16	BOA	1,333,087	1,335,061	1,974
MXN	Buy	12/21/16	UBS	7,384,635	7,498,959	114,324
MXN	Buy	12/21/16	SSG	373,268	390,327	17,059
MXN	Buy	12/21/16	BCLY	172,276	179,382	7,106
MXN	Buy	12/21/16	CBK	333,524	337,354	3,830
MXN	Buy	12/21/16	BNP	79,683	81,538	1,855
MXN	Buy	12/21/16	CBK	74,228	75,908	1,680
MXN	Buy	12/21/16	SSG	20,329	20,778	449
MXN	Buy	12/21/16	GSC	8,429	8,679	250
MXN	Buy	12/21/16	MSC	34,591	34,772	181
MXN	Buy	12/21/16	MSC	478,386	477,966	(420)
MXN	Buy	12/21/16	BCLY	65,543	64,178	(1,365)
MXN	Buy	12/21/16	MSC	736,408	729,207	(7,201)
MXN	Buy	12/22/16	GSC	533,662	512,844	(20,818)
MXN	Buy	12/30/16	DEUT	684,506	693,063	8,557
MXN	Buy	02/10/17	DEUT	1,236,655	1,210,203	(26,452)
MXN	Buy	02/10/17	JPM	2,182,215	2,145,949	(36,266)
MXN	Buy	02/21/17	GSC	617,769	633,298	15,529
MXN	Buy	02/21/17	JPM	531,676	511,759	(19,917)

The accompanying notes are an integral part of these financial statements.

79

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MXN	Buy	03/10/17	JPM	$72,945	$73,378	$433
MXN	Buy	05/31/17	DEUT	440,796	435,001	(5,795)
MXN	Buy	06/08/17	GSC	824,258	820,422	(3,836)
MXN	Buy	08/31/17	BOA	2,745,233	2,862,401	117,168
MXN	Sell	12/21/16	HSBC	365,379	362,972	2,407
MXN	Sell	12/21/16	MSC	325,860	324,571	1,289
MXN	Sell	12/21/16	MSC	103,211	103,526	(315)
MXN	Sell	12/21/16	MSC	66,271	67,755	(1,484)
MXN	Sell	12/21/16	GSC	324,231	326,149	(1,918)
MXN	Sell	12/21/16	HSBC	658,889	662,819	(3,930)
MXN	Sell	12/21/16	MSC	159,256	165,021	(5,765)
MXN	Sell	12/21/16	DEUT	347,701	354,871	(7,170)
MXN	Sell	12/21/16	BNP	334,062	342,562	(8,500)
MXN	Sell	12/21/16	BCLY	333,563	343,509	(9,946)
MXN	Sell	12/21/16	BNP	1,073,944	1,100,649	(26,705)
MXN	Sell	12/21/16	GSC	1,584,025	1,610,756	(26,731)
MXN	Sell	12/22/16	GSC	132,510	130,972	1,538
MXN	Sell	12/30/16	DEUT	597,852	628,891	(31,039)
MXN	Sell	02/10/17	JPM	3,349,520	3,356,152	(6,632)
MXN	Sell	02/21/17	DEUT	274,192	270,353	3,839
MXN	Sell	03/10/17	GSC	850,573	781,344	69,229
MXN	Sell	03/27/17	MSC	523,751	545,510	(21,759)
MXN	Sell	05/31/17	GSC	387,266	396,564	(9,298)
MXN	Sell	06/08/17	BCLY	548,578	552,127	(3,549)
MXN	Sell	06/08/17	BCLY	653,094	657,319	(4,225)
MXN	Sell	08/31/17	BOA	2,911,511	2,862,401	49,110
MYR	Buy	11/25/16	BOA	1,061,799	1,059,242	(2,557)
MYR	Buy	12/21/16	CBK	345,187	346,160	973
MYR	Buy	12/21/16	BNP	347,909	347,111	(798)
MYR	Buy	12/21/16	BCLY	264,820	259,144	(5,676)
MYR	Buy	12/21/16	BOA	293,868	287,674	(6,194)
MYR	Buy	12/21/16	SCB	6,432,773	6,318,605	(114,168)
MYR	Sell	12/21/16	SCB	3,936,827	3,866,957	69,870
MYR	Sell	12/21/16	BCLY	617,314	608,633	8,681
MYR	Sell	12/21/16	GSC	358,363	354,005	4,358
MYR	Sell	12/21/16	HSBC	520,945	520,666	279
MYR	Sell	04/25/17	BOA	1,120,874	1,116,636	4,238
MYR	Sell	07/06/17	JPM	115,260	113,260	2,000
NGN	Buy	07/26/17	SCB	38,908	41,771	2,863
NGN	Buy	07/26/17	CBK	23,029	24,991	1,962
NGN	Buy	07/26/17	DEUT	14,566	15,743	1,177
NGN	Buy	07/26/17	SCB	6,284	6,746	462
NGN	Buy	08/02/17	BCLY	45,346	50,630	5,284
NGN	Buy	08/02/17	SCB	35,795	39,940	4,145
NGN	Buy	08/02/17	JPM	33,130	36,943	3,813
NGN	Buy	08/02/17	GSC	20,595	22,965	2,370
NGN	Sell	07/26/17	CBK	36,532	44,626	(8,094)
NGN	Sell	07/26/17	CBK	36,532	44,626	(8,094)
NGN	Sell	08/02/17	CBK	55,403	67,716	(12,313)
NGN	Sell	08/02/17	CBK	67,713	82,762	(15,049)
NZD	Buy	12/21/16	BCLY	1,600,299	1,563,022	(37,277)
NZD	Sell	12/21/16	BCLY	2,393,141	2,337,396	55,745
PEN	Buy	12/21/16	SCB	1,955,046	1,992,197	37,151
PEN	Buy	12/21/16	BCLY	40,181	40,784	603
PEN	Buy	12/21/16	DEUT	31,195	31,622	427
PEN	Buy	12/21/16	MSC	154,828	155,156	328
PEN	Buy	12/21/16	BNP	124,556	124,420	(136)
PEN	Buy	12/21/16	SSG	213,810	213,671	(139)

The accompanying notes are an integral part of these financial statements.

80

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PEN	Buy	12/21/16	SSG	$368,243	$367,644	$(599)
PEN	Sell	12/21/16	BCLY	34,357	34,873	(516)
PEN	Sell	12/21/16	HSBC	78,694	79,794	(1,100)
PEN	Sell	12/21/16	SSG	198,337	200,963	(2,626)
PEN	Sell	12/21/16	SCB	583,237	594,320	(11,083)
PHP	Buy	12/21/16	RBS	1,435,172	1,423,470	(11,702)
PHP	Sell	12/21/16	RBS	1,496,379	1,484,178	12,201
PHP	Sell	12/21/16	BCLY	584,929	586,438	(1,509)
PLN	Buy	12/21/16	MSC	715,919	723,424	7,505
PLN	Buy	12/21/16	GSC	1,097,397	1,100,287	2,890
PLN	Buy	12/21/16	SCB	114,376	115,860	1,484
PLN	Buy	12/21/16	SCB	115,438	115,860	422
PLN	Buy	12/21/16	CSFB	66,542	65,187	(1,355)
PLN	Buy	12/21/16	MSC	266,968	265,078	(1,890)
PLN	Buy	12/21/16	BCLY	231,419	225,354	(6,065)
PLN	Buy	12/21/16	CBK	579,564	571,660	(7,904)
PLN	Buy	12/21/16	RBS	6,578,425	6,501,393	(77,032)
PLN	Sell	12/21/16	CBK	519,695	509,020	10,675
PLN	Sell	12/21/16	HSBC	750,903	742,267	8,636
PLN	Sell	12/21/16	GSC	201,229	197,344	3,885
PLN	Sell	12/21/16	SSG	138,343	137,504	839
PLN	Sell	12/21/16	JPM	157,316	159,148	(1,832)
PLN	Sell	05/02/17	BCLY	930,420	939,029	(8,609)
RON	Buy	12/21/16	SCB	25,569	25,609	40
RON	Buy	12/21/16	MSC	376,317	365,835	(10,482)
RON	Buy	12/21/16	SCB	2,310,481	2,230,372	(80,109)
RON	Sell	12/21/16	SCB	138,957	134,139	4,818
RON	Sell	12/21/16	HSBC	160,241	158,529	1,712
RUB	Buy	12/21/16	CBK	2,114,679	2,176,412	61,733
RUB	Buy	12/21/16	GSC	204,121	211,810	7,689
RUB	Buy	12/21/16	CSFB	6,045	5,956	(89)
RUB	Buy	12/21/16	GSC	5,050	4,960	(90)
RUB	Buy	12/21/16	GSC	76,657	75,730	(927)
RUB	Buy	12/21/16	CSFB	88,148	87,205	(943)
RUB	Buy	12/21/16	GSC	224,698	222,679	(2,019)
RUB	Buy	12/21/16	HSBC	252,551	250,204	(2,347)
RUB	Buy	12/21/16	JPM	286,592	282,859	(3,733)
RUB	Buy	12/21/16	BCLY	758,123	742,353	(15,770)
RUB	Buy	06/07/17	CBK	274,698	270,565	(4,133)
RUB	Sell	12/21/16	CSFB	741,961	731,950	10,011
RUB	Sell	12/21/16	GSC	301,735	297,476	4,259
RUB	Sell	12/21/16	MSC	241,198	240,344	854
RUB	Sell	12/21/16	JPM	420,258	419,685	573
RUB	Sell	12/21/16	MSC	119,086	118,757	329
RUB	Sell	12/21/16	BCLY	459,186	464,236	(5,050)
RUB	Sell	12/21/16	CBK	181,763	187,069	(5,306)
RUB	Sell	12/21/16	JPM	425,356	431,986	(6,630)
RUB	Sell	12/21/16	BCLY	314,156	324,035	(9,879)
RUB	Sell	12/29/16	GSC	431,124	452,046	(20,922)
RUB	Sell	01/12/17	GSC	490,385	512,901	(22,516)
RUB	Sell	01/13/17	GSC	502,736	518,686	(15,950)
RUB	Sell	03/09/17	CSFB	216,176	222,324	(6,148)
RUB	Sell	06/07/17	GSC	385,570	411,105	(25,535)
THB	Buy	12/21/16	JPM	130,766	129,891	(875)
THB	Buy	12/21/16	BCLY	130,362	128,749	(1,613)
THB	Buy	12/21/16	BCLY	1,074,575	1,065,388	(9,187)
THB	Buy	12/21/16	RBS	5,512,863	5,499,569	(13,294)
THB	Sell	12/21/16	BCLY	721,284	714,541	6,743

The accompanying notes are an integral part of these financial statements.

81

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
THB	Sell	12/21/16	RBC	$195,439	$193,266	$2,173
THB	Sell	12/21/16	BNP	175,078	175,281	(203)
THB	Sell	12/21/16	JPM	97,414	97,632	(218)
THB	Sell	12/21/16	SSG	114,259	117,044	(2,785)
THB	Sell	12/21/16	HSBC	515,531	523,560	(8,029)
TRY	Buy	12/21/16	MSC	400,583	401,720	1,137
TRY	Buy	12/21/16	SCB	182,141	182,164	23
TRY	Buy	12/21/16	HSBC	285,173	283,792	(1,381)
TRY	Buy	12/21/16	JPM	602,776	597,945	(4,831)
TRY	Buy	12/21/16	BCLY	225,527	215,720	(9,807)
TRY	Buy	12/21/16	RBS	5,215,872	5,047,538	(168,334)
TRY	Buy	01/13/17	GSC	506,009	483,500	(22,509)
TRY	Buy	04/28/17	JPM	913,084	918,767	5,683
TRY	Buy	02/20/18	HSBC	145,616	152,899	7,283
TRY	Buy	02/20/18	BOA	34,209	35,891	1,682
TRY	Buy	02/20/18	DEUT	9,172	9,629	457
TRY	Sell	12/21/16	RBS	2,407,148	2,329,461	77,687
TRY	Sell	12/21/16	RBS	945,414	906,985	38,429
TRY	Sell	12/21/16	BNP	560,109	542,656	17,453
TRY	Sell	12/21/16	BCLY	238,931	231,380	7,551
TRY	Sell	12/21/16	CBK	229,945	223,710	6,235
TRY	Sell	12/21/16	GSC	394,144	391,492	2,652
TRY	Sell	12/21/16	RBS	363,402	361,131	2,271
TRY	Sell	12/21/16	GSC	152,245	150,206	2,039
TRY	Sell	12/21/16	GSC	252,246	252,153	93
TRY	Sell	12/21/16	HSBC	364,099	364,328	(229)
TRY	Sell	01/13/17	JPM	187,140	191,173	(4,033)
TRY	Sell	02/20/18	DEUT	190,652	198,419	(7,767)
ZAR	Buy	12/21/16	CBK	7,157,048	7,666,195	509,147
ZAR	Buy	12/21/16	CSFB	518,513	550,290	31,777
ZAR	Buy	12/21/16	BCLY	1,243,625	1,273,688	30,063
ZAR	Buy	12/21/16	JPM	282,745	302,040	19,295
ZAR	Buy	12/21/16	CBK	329,230	340,492	11,262
ZAR	Buy	12/21/16	GSC	291,942	302,920	10,978
ZAR	Buy	12/21/16	BNP	332,728	342,620	9,892
ZAR	Buy	12/21/16	MSC	137,821	146,397	8,576
ZAR	Buy	12/21/16	BCLY	354,356	360,304	5,948
ZAR	Sell	12/21/16	UBS	417,079	420,991	(3,912)
ZAR	Sell	12/21/16	RBC	237,908	243,628	(5,720)
ZAR	Sell	12/21/16	GSC	530,663	539,356	(8,693)
ZAR	Sell	12/21/16	MSC	213,187	223,814	(10,627)
ZAR	Sell	12/21/16	HSBC	571,022	610,537	(39,515)
ZAR	Sell	12/21/16	CBK	6,170,188	6,609,130	(438,942)
ZAR	Sell	02/27/17	HSBC	85,195	86,342	(1,147)
ZAR	Sell	02/27/17	GSC	181,787	189,054	(7,267)

Total						$(534,010)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

82

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

83

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$23,539,439	$—	$23,539,439	$—
Foreign Government Obligations	69,905,475	—	69,905,475	—
Short-Term Investments	6,475,643	6,475,643	—	—
Purchased Options	594,949	—	594,949	—
Foreign Currency Contracts(2)	2,839,133	—	2,839,133	—
Futures Contracts(2)	14,760	14,760	—	—
Swaps - Cross Currency(2)	94,509	—	94,509	—
Swaps - Interest Rate(2)	123,311	—	123,311	—

Total	$103,587,219	$6,490,403	$97,096,816	$—

Liabilities
Foreign Currency Contracts(2)	$(3,373,143)	$—	$(3,373,143)	$—
Futures Contracts(2)	(8,073)	(8,073)	—	—
Swaps - Cross Currency(2)	(79,914)	—	(79,914)	—
Swaps - Interest Rate(2)	(189,120)	—	(189,120)	—
Written Options	(353,806)	—	(353,806)	—

Total	$(4,004,056)	$(8,073)	$(3,995,983)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.9%
		Auto Parts & Equipment - 0.2%
$	7,500,000	Titan International, Inc. 6.88%, 10/01/2020	$7,200,000

		Biotechnology - 0.1%
	6,250,000	Sterigenics-Nordion Topco LLC (Cash) 8.13%, 11/01/2021(1)(2)	6,125,000

		Chemicals - 0.3%
	9,576,000	Hexion, Inc. 6.63%, 04/15/2020	8,379,000
	6,550,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	5,829,500

			14,208,500

		Commercial Banks - 3.1%
	3,250,000	Access Bank plc 9.25%, 06/24/2021(1)(3)	2,965,950
EUR	9,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(3)(4)	9,971,210
$	4,000,000	Banco de Bogota S.A. 6.25%, 05/12/2026(1)	4,130,000
	4,000,000	Banco do Brasil S.A. 9.00%, 06/18/2024(3)(4)(5)	3,704,000
EUR	6,800,000	Banco Santander S.A. 6.25%, 03/12/2019(3)(4)(5)	6,938,052
	9,000,000	Bank of Ireland 7.38%, 06/18/2020(3)(4)(5)	9,584,150
$	9,000,000	Barclays plc 8.25%, 12/15/2018(3)(4)	9,112,500
		Credit Agricole S.A.
	4,600,000	6.63%, 09/23/2019(1)(3)(4)	4,473,500
	5,000,000	6.63%, 09/23/2019(3)(4)(5)	4,862,500
	2,150,000	7.88%, 01/23/2024(1)(3)(4)	2,178,552
	7,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(3)(4)	7,245,000
	7,220,000	HSBC Holdings plc 6.38%, 03/30/2025(3)(4)	7,247,075
	7,000,000	ING Groep N.V. 6.50%, 04/16/2025(3)(4)	6,930,000
	6,000,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(3)(4)	5,482,500
	3,000,000	Lloyds Banking Group plc 7.50%, 06/27/2024(3)(4)	3,090,000
	9,060,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021(3)(4)	9,014,700
	8,915,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(3)(4)	8,190,211
		Turkiye Is Bankasi
	4,305,000	5.50%, 04/21/2022(1)	4,291,078
	4,000,000	6.00%, 10/24/2022(5)	3,963,320
	7,000,000	UBS Group AG 7.13%, 02/19/2020(3)(4)(5)	7,166,250

			120,540,548

		Electric - 0.1%
	4,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	3,280,000

		Food - 0.2%
GBP	7,335,000	Iceland Bondco plc 4.65%, 07/15/2020(1)(3)	8,439,362

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.9% - (continued)
		Healthcare-Services - 0.4%
		Community Health Systems, Inc.
$	9,300,000	5.13%, 08/01/2021	$8,672,250
	7,500,000	7.13%, 07/15/2020	6,056,250

			14,728,500

		Lodging - 0.3%
	10,524,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,313,520

		Machinery - Construction & Mining - 0.1%
	3,500,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(1)	3,053,750

		Machinery-Diversified - 0.1%
	2,625,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,736,563

		Oil & Gas - 0.5%
	4,565,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	3,925,900
	12,100,000	Permian Resources LLC / AEPB Finance Corp. 7.38%, 08/01/2019(1)(3)	8,863,250
	6,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	4,852,000
	4,000,000	Zhaikmunai LLP 7.13%, 11/13/2019(5)	3,690,000

			21,331,150

		Packaging & Containers - 0.1%
	2,425,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(2)	2,400,750

		Pharmaceuticals - 0.4%
	7,000,000	Endo Finance LLC 6.00%, 07/15/2023(1)	6,090,000
	10,000,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018(1)	9,760,000

			15,850,000

		Software - 0.0%
	1,665,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(2)	1,685,813

		Total Corporate Bonds (cost $244,616,686)	$231,893,456

SENIOR FLOATING RATE INTERESTS - 87.2%(6)
		Advertising - 0.9%
	37,071,035	Acosta Holdco, Inc. 4.25%, 09/26/2021	$35,625,264

		Aerospace/Defense - 1.3%
	8,097,229	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	8,112,452
		TransDigm, Inc.
	14,785,817	3.75%, 05/14/2022	14,726,083
	27,383,248	3.75%, 06/09/2023	27,263,583

			50,102,118

		Agriculture - 0.1%
	3,853,007	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,236,526

The accompanying notes are an integral part of these financial statements.

85

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Airlines - 0.8%
$	30,000,000	American Airlines, Inc. 3.50%, 04/28/2023	$29,995,800

		Auto Manufacturers - 0.4%
	15,751,934	Jaguar Holding Co. 4.25%, 08/18/2022	15,726,573

		Auto Parts & Equipment - 0.2%
	8,635,016	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	8,643,651

		Beverages - 0.5%
	19,898,458	Oak Tea, Inc. 4.25%, 07/02/2022	19,910,994

		Chemicals - 2.3%
	21,427,727	Chemours Co. 3.75%, 05/12/2022	21,149,166
		Ineos U.S. Finance LLC
	14,006,943	3.75%, 05/04/2018	14,028,373
	2,295,032	4.25%, 03/31/2022	2,306,806
	19,171,950	Nexeo Solutions LLC 5.25%, 06/09/2023	19,291,775
	5,558,646	Solenis International L.P. Co. 4.25%, 07/31/2021	5,549,697
	27,923,595	Univar, Inc. 4.25%, 07/01/2022	27,958,500

			90,284,317

		Coal - 0.7%
	9,835,366	Arch Coal, Inc. 10.00%, 06/15/2021	10,040,237
		Ascent Resources - Marcellus LLC
	16,880,000	5.25%, 08/04/2020	9,505,634
	1,835,000	8.50%, 08/04/2021	162,856
	8,982,491	Peabody Energy Corp. 4.25%, 09/24/2020	7,908,006

			27,616,733

		Commercial Services - 4.2%
	11,762,818	Affinion Group, Inc. 6.75%, 04/30/2018	11,446,751
		Brickman Group Ltd. LLC
	33,519,141	4.00%, 12/18/2020	33,444,728
	11,912,388	7.50%, 12/17/2021	11,871,409
	2,898,000	Brock Holdings III, Inc. 10.00%, 03/16/2018	2,728,960
		Capital Automotive L.P.
	4,292,738	4.00%, 04/10/2019	4,327,638
	3,305,000	6.00%, 04/30/2020	3,321,525
	7,411,764	Global Payments, Inc. 3.50%, 04/22/2023	7,458,088
	6,090,658	Innovairre Holdings Co., LLC 5.00%, 08/02/2019(7)(8)	5,298,872
	4,532,225	KAR Auction Services, Inc. 4.38%, 03/09/2023	4,578,952
	11,300,852	ON Assignment, Inc. 3.50%, 06/03/2022	11,353,853
	9,751,475	Russell Investment Group 6.75%, 06/01/2023	9,800,233
	25,385,288	ServiceMaster Co. 4.25%, 07/01/2021	25,401,280
	17,349,483	TransUnion LLC 3.50%, 04/09/2021	17,392,856

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Commercial Services - 4.2% - (continued)
		USAGM Hold Co LLC
$	2,240,894	5.01%, 07/28/2022(9)	$2,249,297
	11,294,106	5.50%, 07/28/2022	11,336,459

			162,010,901

		Construction Materials - 0.2%
	8,663,563	Summit Materials Cos. I, LLC 4.00%, 07/17/2022	8,717,710

		Distribution/Wholesale - 0.7%
	10,911,658	FPC Holdings, Inc. 5.25%, 11/19/2019	9,820,492
		PowerTeam Services LLC
	16,244,445	4.25%, 05/06/2020	16,203,834
	2,665,000	8.25%, 11/06/2020	2,651,675

			28,676,001

		Diversified Financial Services - 2.2%
	8,443,508	Infinity Acquisition LLC 4.25%, 08/06/2021	8,091,667
	10,345,000	RP Crown Parent LLC 4.50%, 10/12/2023	10,337,655
		SAM Finance Lux S.a.r.l.
	25,236,995	4.25%, 12/17/2020	25,386,902
EUR	7,567,080	4.50%, 12/17/2020	8,357,353
$	25,049,828	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	22,993,738
	9,125,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	9,126,916

			84,294,231

		Electric - 5.4%
		Calpine Construction Finance Co., L.P.
	11,437,672	3.09%, 05/03/2020	11,351,889
	32,665,770	3.34%, 01/31/2022	32,482,188
		Calpine Corp.
	7,292,970	3.59%, 05/27/2022	7,301,211
	27,770,400	3.84%, 05/31/2023	27,937,022
	16,650,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	15,911,240
	19,095,000	Dynegy Inc. 5.00%, 06/27/2023	19,142,737
	24,973,967	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	25,114,571
	10,768,757	ExGen Texas Power LLC 5.75%, 09/16/2021	8,621,790
	20,448,750	NRG Energy, Inc. 3.50%, 06/30/2023	20,474,311
		Pike Corp.
	9,885,677	5.50%, 12/22/2021	9,910,392
	8,625,000	9.50%, 06/22/2022	8,625,000
	20,138,896	Seadrill Partners Finco LLC 4.00%, 02/21/2021	11,189,775
	11,942,424	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	12,045,170

			210,107,296

		Electronics - 0.2%
	6,956,175	Ceridian LLC 4.50%, 09/15/2020	6,817,051

The accompanying notes are an integral part of these financial statements.

86

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Electronics - 0.2% - (continued)
$	465,231	Provo Craft & Novelty, Inc. 0.00%, 07/07/2019(1)(7)(8)(10)(11)	$—

			6,817,051

		Energy-Alternate Sources - 0.9%
	3,224,726	EMG Utica LLC 4.75%, 03/27/2020	3,168,294
	32,454,541	MEG Energy Corp. 3.75%, 03/31/2020	30,573,151

			33,741,445

		Entertainment - 1.3%
	3,040,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(11)	3,050,123
	24,047,970	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	24,133,100
	9,548,733	CityCenter Holdings LLC 4.25%, 10/16/2020	9,598,482
	15,946,619	Scientific Games International, Inc. 6.00%, 10/01/2021	16,006,419

			52,788,124

		Environmental Control - 0.3%
	11,715,266	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	11,718,546

		Food - 3.1%
		Albertsons LLC
	33,938,544	4.50%, 08/25/2021	34,178,829
	5,631,735	4.75%, 12/21/2022	5,687,433
GBP	6,300,000	Burtons Foods Ltd. 5.23%, 11/27/2020	7,695,165
		Hostess Brands LLC
$	15,176,700	4.50%, 08/03/2022	15,276,259
	3,865,000	8.50%, 08/03/2023	3,886,760
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,349,080
	6,891,347	3.75%, 09/18/2020	6,877,013
	29,589,025	4.00%, 10/30/2022	29,522,450

			122,472,989

		Food Service - 0.2%
	8,801,555	Hearthside Group Holdings LLC 4.50%, 06/02/2021	8,823,559

		Hand/Machine Tools - 0.1%
	11,248,972	Ameriforge Group, Inc. 5.00%, 12/19/2019	5,877,588

		Healthcare-Products - 1.7%
	29,074,230	Alere, Inc. 4.25%, 06/18/2022	28,948,920
	6,483,161	Immucor, Inc. 5.00%, 08/17/2018	6,327,565
	15,700,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	15,727,789
	15,884,525	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	15,805,102

			66,809,376

		Healthcare-Services - 7.2%
	17,241,850	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	17,080,293
	19,592,378	American Renal Holdings, Inc. 4.75%, 09/20/2019	19,347,473

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Healthcare-Services - 7.2% - (continued)
$	7,591,768	CDRH Parent, Inc. 5.25%, 07/01/2021	$5,959,538
	27,364,091	Community Health Systems, Inc. 4.00%, 01/27/2021	25,811,179
	17,758,761	DJO Finance LLC 4.25%, 06/08/2020	17,558,975
		Envision Healthcare Corp.
	15,938,226	4.25%, 05/25/2018	15,952,411
	10,446,063	4.50%, 10/28/2022	10,478,759
	12,065,956	IMS Health, Inc. 3.50%, 03/17/2021	12,126,286
		inVentiv Health, Inc.
	35,045,000	0.00%, 09/28/2023(11)	35,026,076
	20,919,393	8.75%, 05/15/2018	20,914,163
	28,066,916	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	28,356,286
	15,198,858	Opal Acquisition, Inc. 5.00%, 11/27/2020	13,970,335
	11,994,140	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	11,704,242
	12,703,759	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	12,735,519
		U.S. Renal Care, Inc.
	28,797,763	5.25%, 12/31/2022	27,546,788
	5,000,000	9.00%, 12/31/2023	4,775,000

			279,343,323

		Home Furnishings - 0.2%
	9,271,216	Hillman Group, Inc. 4.50%, 06/30/2021	9,288,646

		Household Products/Wares - 0.2%
	6,875,578	Galleria Co. 3.75%, 01/26/2023	6,916,419

		Insurance - 3.3%
		Asurion LLC
	5,700,000	0.00%, 10/27/2023(11)	5,700,000
	6,684,492	5.00%, 05/24/2019	6,685,695
	10,215,000	8.50%, 03/03/2021	10,287,322
	14,995,801	Evertec Group LLC 3.25%, 04/17/2020	14,845,843
	19,244,108	HUB International Ltd. 4.00%, 10/02/2020	19,230,830
		Sedgwick Claims Management Services, Inc.
	32,688,441	3.75%, 03/01/2021	32,433,144
	18,125,000	6.75%, 02/28/2022	17,966,406
	20,507,961	USI, Inc. 4.25%, 12/27/2019	20,503,655

			127,652,895

		Internet - 1.1%
	23,565,151	Lands’ End, Inc. 4.25%, 04/04/2021	17,987,987
	24,183,421	Zayo Group LLC 3.75%, 05/06/2021	24,296,115

			42,284,102

		Leisure Time - 1.1%
		Delta 2 (LUX) S.a.r.l.
	17,549,500	4.75%, 07/30/2021	17,573,894
	17,285,000	7.75%, 07/31/2022	17,400,291

The accompanying notes are an integral part of these financial statements.

87

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Leisure Time - 1.1% - (continued)
$	6,912,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	$6,929,781

			41,903,966

		Lodging - 2.2%
	7,414,870	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(10)(11)	8,662,645
	36,243,927	Caesars Entertainment Resort Properties LLC 7.00%, 10/11/2020	36,425,146
	19,441,633	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	19,409,166
	4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	4,722,267
	15,157,013	Station Casinos LLC 3.75%, 06/08/2023	15,222,036

			84,441,260

		Machinery-Construction & Mining - 0.9%
	11,093,053	American Rock Salt Holdings LLC 4.75%, 05/20/2021	10,724,210
	7,027,210	Headwaters, Inc. 4.00%, 03/24/2022	7,060,167
	16,191,423	Neff Rental LLC 7.25%, 06/09/2021	15,732,719

			33,517,096

		Machinery-Diversified - 2.1%
	27,526,816	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	27,143,367
		Gardner Denver, Inc.
	16,793,830	4.25%, 07/30/2020	16,286,153
EUR	11,461,466	4.75%, 07/30/2020	12,291,942
$	19,363,103	Gates Global, Inc. 4.25%, 07/06/2021	19,074,593
	8,272,219	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	7,320,913

			82,116,968

		Media - 7.4%
		Advantage Sales & Marketing, Inc.
	33,203,026	4.25%, 07/23/2021	32,857,050
	14,080,000	7.50%, 07/25/2022	13,279,271
	18,801,688	AVSC Holding Corp. 4.50%, 01/24/2021	18,813,533
	14,410,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	14,421,960
	7,370,000	CBS Radio, Inc. 4.50%, 10/17/2023	7,406,850
	23,875,025	Charter Communications Operating LLC 3.50%, 01/24/2023	24,010,874
	14,253,289	CSC Holdings LLC 3.88%, 10/11/2024	14,297,902
	2,376,656	Dex Media, Inc 11.00%, 07/29/2021	2,309,325
	15,999,722	MGOC, Inc. 4.00%, 07/31/2020	15,996,362
	505,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(11)	506,894
	5,665,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(11)	5,686,244

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Media - 7.4% - (continued)
$	6,875,550	Numericable Group SA 4.56%, 07/31/2022	$6,878,438
		Numericable U.S. LLC
	18,753,913	0.00%, 01/13/2025(11)	18,665,394
	5,696,375	5.14%, 01/15/2024	5,743,370
	21,291,500	Quebecor Media, Inc. 3.32%, 08/17/2020	21,229,329
	31,560,205	Tribune Media Co. 3.75%, 12/27/2020	31,710,116
	13,200,000	UPC Financing Partnership 4.08%, 08/31/2024	13,260,456
		Virgin Media Investment Holdings Ltd.
	18,663,348	3.50%, 06/30/2023	18,735,762
GBP	18,800,000	4.25%, 06/30/2023	23,039,977

			288,849,107

		Metal Fabricate/Hardware - 0.5%
$	19,647,761	Rexnord LLC 4.00%, 08/21/2020	19,691,968

		Oil & Gas - 3.0%
		California Resources Corp.
	35,959,029	3.53%, 10/01/2019	34,295,924
	10,715,000	11.38%, 12/31/2021	11,505,231
	6,600,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	7,049,658
	8,078,348	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	5,726,983
	4,000,000	EP Energy LLC 9.75%, 06/30/2021	4,090,000
	7,464,446	Fieldwood Energy LLC 3.88%, 10/01/2018	6,876,621
	14,661,966	KCA Deutag US Finance LLC 6.25%, 05/15/2020	12,975,840
	13,441,312	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	10,730,603
	21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	14,946,700
	8,346,128	Western Refining, Inc. 5.25%, 11/12/2020	8,325,263

			116,522,823

		Oil & Gas Services - 1.0%
	21,187,798	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	17,526,335
	11,802,268	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	6,019,157
	5,200,510	Pacific Drilling S.A. 4.50%, 06/03/2018	1,462,643
	17,775,012	Paragon Offshore Finance Co. 5.25%, 07/18/2021	6,154,598
		Utex Industries, Inc.
	8,824,270	5.00%, 05/22/2021	7,485,893
	3,000,000	8.25%, 05/22/2022	1,515,000

			40,163,626

		Packaging & Containers - 3.3%
		Berlin Packaging LLC
	1,150,000	0.00%, 10/01/2021(11)	1,154,313
	5,313,000	7.75%, 10/01/2022	5,349,553
	14,770,913	Berry Plastics Group, Inc. 3.75%, 10/01/2022	14,816,260
	20,049,151	Berry Plastics Holding Corp. 3.50%, 02/08/2020	20,071,205

The accompanying notes are an integral part of these financial statements.

88

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Packaging & Containers - 3.3% - (continued)
$	12,725,000	Mauser U.S. Corp. 8.75%, 07/31/2022	$12,597,750
	14,295,788	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	14,286,925
	9,805,850	Owens-Illinois, Inc. 3.50%, 09/01/2022	9,805,850
	39,623,225	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	39,711,584
	9,716,142	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	9,691,852

			127,485,292

		Pharmaceuticals - 3.3%
	39,799,262	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	39,734,788
		Genoa, a QoL Healthcare Company LLC
	5,745,000	0.00%, 10/25/2023(11)	5,745,000
	1,750,000	0.00%, 10/25/2024(11)	1,741,250
	18,181,340	PRA Holdings, Inc. 4.50%, 09/23/2020	18,249,520
		Valeant Pharmaceuticals International, Inc.
	5,564,667	5.25%, 12/11/2019	5,551,757
	20,575,050	5.25%, 08/05/2020	20,489,252
	32,587,008	5.50%, 04/01/2022	32,464,807
	4,452,056	Vizient, Inc. 5.00%, 02/13/2023	4,497,956

			128,474,330

		Pipelines - 0.6%
	9,879,647	Energy Transfer Equity L.P. 4.04%, 12/02/2019	9,881,426
	14,283,002	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	12,336,943

			22,218,369

		Real Estate - 0.7%
		DTZ U.S. Borrower LLC
	21,207,644	4.25%, 11/04/2021	21,145,718
	5,330,000	9.25%, 11/04/2022	5,334,424

			26,480,142

		Real Estate Investment Trusts - 1.3%
	32,133,525	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	32,193,936
	18,708,106	Realogy Corp. 3.75%, 07/20/2022	18,852,345

			51,046,281

		Retail - 5.2%
	7,000,000	84 Lumber Co. 0.00%, 10/04/2023(11)	6,921,250
	17,872,564	Bass Pro Group LLC 4.00%, 06/05/2020	17,857,729
	3,417,250	Coty, Inc. 3.04%, 10/27/2022	3,417,250
	11,551,050	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	11,626,825
	13,852,519	HD Supply, Inc. 3.59%, 08/13/2021	13,861,246
	31,589,500	Michaels Stores, Inc. 3.75%, 01/27/2023	31,820,735

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Retail - 5.2% - (continued)
$	12,165,884	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	$11,177,406
		Outerwall, Inc.
	8,515,000	5.25%, 09/27/2023	8,593,082
	5,265,000	9.75%, 09/27/2024	5,225,512
	9,724,169	Party City Holdings, Inc. 4.20%, 08/19/2022	9,749,841
	18,552,452	PetSmart, Inc. 4.00%, 03/11/2022	18,588,815
		Rite Aid Corp.
	19,330,000	4.88%, 06/21/2021	19,386,444
	7,755,000	5.75%, 08/21/2020	7,776,792
	7,500,000	Safway Group Holding LLC 5.75%, 08/19/2023	7,500,000
	20,112,554	Sports Authority, Inc. 6.85%, 11/16/2017	4,089,485
	9,345,372	SuperValu, Inc. 5.50%, 03/21/2019	9,366,119
	16,535,496	US Foods, Inc. 4.00%, 06/27/2023	16,632,890

			203,591,421

		Semiconductors - 1.8%
	35,459,000	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	35,808,625
	7,352,057	Lattice Semiconductor Corp. 5.51%, 03/10/2021	7,278,537
	17,317,760	NXP B.V. 3.41%, 12/07/2020	17,370,753
	10,875,000	ON Semiconductor Corp. 3.78%, 03/31/2023	10,934,812

			71,392,727

		Software - 8.0%
	38,238,755	CDW LLC 3.00%, 08/04/2023	38,395,916
	28,185,000	Dell, Inc. 4.00%, 09/07/2023	28,377,504
	18,510,638	Epicor Software Corp. 4.75%, 06/01/2022	18,284,993
		First Data Corp.
	55,310,658	3.52%, 03/24/2021	55,531,901
	20,075,000	4.27%, 07/08/2022	20,213,116
	5,618,005	Hyland Software, Inc. 4.75%, 07/01/2022	5,640,478
	15,181,249	Infor U.S., Inc. 3.75%, 06/03/2020	15,132,517
EUR	3,414,501	Infor US, Inc. 4.00%, 06/03/2020	3,756,478
		Kronos, Inc.
$	5,505,000	0.00%, 10/04/2023(11)	5,526,910
	15,272,696	4.50%, 10/30/2019	15,329,968
	3,533,211	9.75%, 04/30/2020	3,574,055
		Magic Newco LLC
EUR	4,205,000	0.00%, 10/03/2023(11)	4,660,769
$	5,360,000	0.00%, 10/03/2023(11)	5,400,200
	22,291,022	6.50%, 12/12/2018	22,435,914
		Peak 10, Inc.
	2,756,550	5.00%, 06/17/2021	2,769,175
	4,310,000	8.25%, 06/17/2022	3,993,948
	10,285,000	Quest Software U.S. Holdings, Inc. 0.00%, 09/23/2022(11)	10,277,286

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Software - 8.0% - (continued)
$	17,823,582	SS&C Technologies, Inc. 4.00%, 07/08/2022	$17,951,733
	35,291,550	WEX, Inc. 4.25%, 07/01/2023	35,666,699

			312,919,560

		Telecommunications - 4.6%
	10,008,825	CommScope, Inc. 3.25%, 12/29/2022	10,050,562
	14,051,817	Entravision Communications Corp. 3.50%, 05/31/2020	14,010,785
		Level 3 Financing, Inc.
	25,785,000	3.50%, 05/31/2022	25,881,694
	27,045,000	4.00%, 08/01/2019	27,161,023
	16,442,500	4.00%, 01/15/2020	16,516,491
		LTS Buyer LLC
	25,802,313	4.09%, 04/13/2020	25,828,115
	2,078,413	8.00%, 04/12/2021	2,079,722
	8,685,219	Salem Communications Corp. 4.50%, 03/13/2020	8,511,515
	41,339,156	Univision Communications, Inc. 4.00%, 03/01/2020	41,393,668
	8,064,328	XO Communications LLC 4.25%, 03/17/2021	8,069,408

			179,502,983

		Transportation - 0.3%
		Kenan Advantage Group, Inc.
	683,426	1.50%, 01/31/2017(9)	680,008
	12,704,523	4.00%, 07/31/2022	12,641,001

			13,321,009

		Trucking & Leasing - 0.2%
	6,705,168	Consolidated Container Co. LLC 5.00%, 07/03/2019	6,660,444

		Total Senior Floating Rate Interests (cost $3,493,438,825)	$3,399,781,550

COMMON STOCKS - 2.1%
		Energy - 1.5%
	703,905	Arch Coal, Inc.*	$51,652,549
	418,220,006	KCA Deutag*(7)(8)	3,945,487
	389,285	Templar Energy LLC Class A(7)(8)	3,892,849

			59,490,885

		Food & Staples Retailing - 0.0%
	5,846,778	PC Holdings(1)(7)(8)	6

		Media - 0.1%
	494,501	Dex Media, Inc.(7)(8)	1,013,727
	15,581	F & W Publications, Inc.	1,168,537
	138,305	MPM Holdings, Inc.*(7)	1,428,691

			3,610,955

Shares or Principal Amount			Market Value†
COMMON STOCKS - 2.1% - (continued)
		Utilities - 0.5%
$	1,167,128	TCEH Corp.	$17,740,346
	70,000,000	TCEH Corp.*(7)(8)	—

			17,740,346

		Total Common Stocks (cost $79,444,147)	$80,842,192

		Total Long-Term Investments (cost $3,817,499,658)	$3,712,517,198

SHORT-TERM INVESTMENTS - 7.3%
		Other Investment Pools & Funds - 7.3%
	285,034,601	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$285,034,601

		Total Short-Term Investments (cost $285,034,601)	$285,034,601

Total Investments (cost $4,102,534,259)^	102.5%	$3,997,551,799
Other Assets and Liabilities	(2.5)%	(98,037,030)

Total Net Assets	100.0%	$3,899,514,769

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $4,105,098,734 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,573,405
Unrealized Depreciation	(143,120,340)

Net Unrealized Depreciation	$(107,546,935)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $107,202,705, which represents 2.7% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $39,908,272, which represents 1.0% of total net assets.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $15,579,632, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(8)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2016	494,501	Dex Media, Inc.	$801,692
08/2016	6,090,658	Innovairre Holdings Co., LLC	5,355,770
03/2011	418,220,006	KCA Deutag	5,667,718
10/2016	5,846,778	PC Holdings	—
09/2013	465,231	Provo Craft & Novelty, Inc.	58,056
10/2016	70,000,000	TCEH Corp.	—
09/2016	389,285	Templar Energy LLC Class A	3,333,177

			$15,216,413

At October 31, 2016, the aggregate value of these securities was $14,150,941, which represents 0.4% of total net assets.

(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $2,929,305, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$53,322,731	$53,761,023	$(438,292)
GBP	Buy	11/30/16	HSBC	2,318,269	2,331,850	13,581
GBP	Sell	11/30/16	CBK	40,132,339	40,401,981	(269,642)

Total						$(694,353)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro
GBP	British Pound

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$231,893,456	$—	$231,893,456	$—
Senior Floating Rate Interests	3,399,781,550	—	3,394,482,678	5,298,872
Common Stocks
Energy	59,490,885	51,652,549	—	7,838,336
Food & Staples Retailing	6	—	—	6
Media	3,610,955	—	1,168,537	2,442,418
Utilities	17,740,346	17,740,346	—	—
Short-Term Investments	285,034,601	285,034,601	—	—
Foreign Currency Contracts(2)	13,581	—	13,581	—

Total	$3,997,565,380	$354,427,496	$3,627,558,252	$15,579,632

Liabilities
Foreign Currency Contracts(2)	$(707,934)	$—	$(707,934)	$—

Total	$(707,934)	$—	$(707,934)	$—

(1)	For the year ended October 31, 2016, investments valued at $1,558,050 were transferred from Level 1 to Level 2 due to an investment with no observable trading but a bid or mean price is used and there were no transfers from Level 2 to Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Senior Floating Rate Interests	Total
Beginning balance	$4,851,861	$—	$4,851,861
Purchases	4,134,869	5,356,592	9,491,461
Sales	—	(15,265)	(15,265)
Accrued discounts/(premiums)	—	56,989	56,989
Total realized gain/(loss)	—	1,893	1,893
Net change in unrealized appreciation/depreciation	1,294,030	(101,337)	1,192,693
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$10,280,760	$5,298,872	$15,579,632

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $1,192,693.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8%
		Auto Parts & Equipment - 0.3%
$	1,000,000	Titan International, Inc. 6.88%, 10/01/2020	$960,000

		Biotechnology - 0.3%
	1,250,000	Sterigenics-Nordion Topco LLC (Cash) 8.13%, 11/01/2021(1)(2)	1,225,000

		Chemicals - 0.8%
	1,440,000	Hexion, Inc. 6.63%, 04/15/2020	1,260,000
	1,990,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,771,100

			3,031,100

		Commercial Banks - 5.2%
	425,000	Access Bank plc 9.25%, 06/24/2021(1)(3)	387,855
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(3)(4)(5)	424,307
$	1,000,000	9.00%, 05/09/2018(3)(4)(5)	1,038,750
	1,000,000	Banco de Bogota S.A. 6.25%, 05/12/2026	1,032,500
	1,000,000	Banco do Brasil S.A. 9.00%, 06/18/2024(3)(4)(5)	926,000
EUR	500,000	Banco Santander S.A. 6.25%, 03/12/2019(3)(4)(5)	510,151
	1,500,000	Bank of Ireland 7.38%, 06/18/2020(3)(4)(5)	1,597,358
$	2,000,000	Barclays plc 8.25%, 12/15/2018(3)(4)	2,025,000
	1,085,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(3)(4)	1,099,409
	1,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(3)(4)	1,035,000
	1,250,000	ING Groep N.V. 6.50%, 04/16/2025(3)(4)	1,237,500
	1,400,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(3)(4)	1,279,250
	500,000	Lloyds Banking Group plc 7.50%, 06/27/2024(3)(4)	515,000
	1,450,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021(3)(4)	1,442,750
	1,720,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(3)(4)	1,580,164
		Turkiye Is Bankasi
	861,000	5.50%, 04/21/2022(1)	858,215
	600,000	6.00%, 10/24/2022(5)	594,498
	1,500,000	UBS Group AG 7.13%, 02/19/2020(3)(4)(5)	1,535,625

			19,119,332

		Electric - 0.2%
	1,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	820,000

		Food - 0.4%
GBP	1,165,000	Iceland Bondco plc 4.65%, 07/15/2020(1)(3)	1,340,403

		Healthcare-Services - 0.4%
$	1,550,000	Community Health Systems, Inc. 7.13%, 07/15/2020	1,251,625

		Lodging - 0.5%
	2,005,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	1,964,900

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8% - (continued)
		Machinery - Construction & Mining - 0.1%
$	500,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(1)	$436,250

		Machinery-Diversified - 0.1%
	375,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	390,938

		Oil & Gas - 0.9%
	685,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	589,100
	1,400,000	Permian Resources LLC / AEPB Finance Corp. 7.38%, 08/01/2019(1)(3)	1,025,500
	955,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	764,000
	1,000,000	Zhaikmunai LLP 7.13%, 11/13/2019(5)	922,500

			3,301,100

		Packaging & Containers - 0.1%
	345,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(2)	341,550

		Pharmaceuticals - 0.5%
	1,500,000	Endo Finance LLC 6.00%, 07/15/2023(1)	1,305,000
	500,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018(1)	488,000

			1,793,000

		Total Corporate Bonds (cost $37,158,345)	$35,975,198

SENIOR FLOATING RATE INTERESTS - 77.7%(6)
		Advertising - 0.8%
	2,996,818	Acosta Holdco, Inc. 4.25%, 09/26/2021	$2,879,942

		Aerospace/Defense - 1.1%
	4,136,363	TransDigm, Inc. 3.75%, 06/09/2023	4,118,287

		Agriculture - 0.1%
	307,887	Pinnacle Operating Corp. 4.75%, 11/15/2018	258,625

		Auto Manufacturers - 0.5%
	1,771,853	Jaguar Holding Co. 4.25%, 08/18/2022	1,769,001

		Beverages - 0.6%
	2,391,918	Oak Tea, Inc. 4.25%, 07/02/2022	2,393,425

		Chemicals - 2.1%
	2,101,190	Chemours Co. 3.75%, 05/12/2022	2,073,874
	1,798,813	Ineos U.S. Finance LLC 4.25%, 03/31/2022	1,808,040
	857,850	Nexeo Solutions LLC 5.25%, 06/09/2023	863,212
	709,853	Solenis International L.P. Co. 4.25%, 07/31/2021	708,710
	2,241,813	Univar, Inc. 4.25%, 07/01/2022	2,244,616

			7,698,452

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Coal - 0.6%
$	489,807	Arch Coal, Inc. 10.00%, 06/15/2021	$500,010
		Ascent Resources - Marcellus LLC
	1,560,000	5.25%, 08/04/2020	878,483
	430,000	8.50%, 08/04/2021	38,162
	811,149	Peabody Energy Corp. 4.25%, 09/24/2020	714,120

			2,130,775

		Commercial Services - 4.3%
	1,024,724	Affinion Group, Inc. 6.75%, 04/30/2018	997,190
		Brickman Group Ltd. LLC
	3,420,230	4.00%, 12/18/2020	3,412,637
	3,587,411	7.50%, 12/17/2021	3,575,070
	402,000	Brock Holdings III, Inc. 10.00%, 03/16/2018	378,551
		Global Payments, Inc.
	500,000	0.00%, 10/19/2022(7)	501,875
	1,012,111	3.50%, 04/22/2023	1,018,436
	502,475	KAR Auction Services, Inc. 4.38%, 03/09/2023	507,655
	877,488	Russell Investment Group 6.75%, 06/01/2023	881,875
	1,338,553	ServiceMaster Co. 4.25%, 07/01/2021	1,339,396
	1,458,737	TransUnion LLC 3.50%, 04/09/2021	1,462,384
		USAGM Hold Co LLC
	242,550	5.01%, 07/28/2022(8)	243,460
	1,222,450	5.50%, 07/28/2022	1,227,034

			15,545,563

		Distribution/Wholesale - 0.3%
		PowerTeam Services LLC
	435,241	4.25%, 05/06/2020	434,152
	665,000	8.25%, 11/06/2020	661,675

			1,095,827

		Diversified Financial Services - 1.3%
	1,406,435	Infinity Acquisition LLC 4.25%, 08/06/2021	1,347,828
	1,170,000	RP Crown Parent LLC 4.50%, 10/12/2023	1,169,169
	2,053,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	1,885,270
	480,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	480,101

			4,882,368

		Electric - 4.1%
		Calpine Corp.
	1,221,938	3.84%, 05/31/2023	1,229,269
	1,094,225	4.00%, 01/15/2023	1,098,919
	1,115,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	1,065,527
	1,405,000	Dynegy Inc. 5.00%, 06/27/2023	1,408,513
	1,464,125	ExGen Texas Power LLC 5.75%, 09/16/2021	1,172,223
	2,493,750	NRG Energy, Inc. 3.50%, 06/30/2023	2,496,867

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Electric - 4.1% - (continued)
		Pike Corp.
$	1,924,645	5.50%, 12/22/2021	$1,929,457
	2,375,000	9.50%, 06/22/2022	2,375,000
	1,013,370	Seadrill Partners Finco LLC 4.00%, 02/21/2021	563,059
	1,522,577	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	1,535,675

			14,874,509

		Electronics - 0.1%
	491,090	Ceridian LLC 4.50%, 09/15/2020	481,269

		Energy-Alternate Sources - 1.0%
	359,423	EMG Utica LLC 4.75%, 03/27/2020	353,133
	3,354,956	MEG Energy Corp. 3.75%, 03/31/2020	3,160,469

			3,513,602

		Entertainment - 1.0%
	280,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(7)	280,932
	2,123,713	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	2,131,231
	1,228,088	Scientific Games International, Inc. 6.00%, 10/01/2021	1,232,694

			3,644,857

		Food - 3.8%
		Albertsons LLC
	2,732,747	4.50%, 08/25/2021	2,752,095
	1,746,236	4.75%, 12/21/2022	1,763,506
GBP	1,500,000	Burtons Foods Ltd. 5.23%, 11/27/2020	1,832,182
		Hostess Brands LLC
$	2,033,209	4.50%, 08/03/2022	2,046,547
	2,575,000	8.50%, 08/03/2023	2,589,497
	3,070,825	JBS USA LLC 4.00%, 10/30/2022	3,063,916

			14,047,743

		Food Service - 0.5%
	1,964,775	Hearthside Group Holdings LLC 4.50%, 06/02/2021	1,969,687

		Hand/Machine Tools - 0.3%
	2,231,351	Ameriforge Group, Inc. 5.00%, 12/19/2019	1,165,881

		Healthcare-Products - 2.0%
	2,984,887	Alere, Inc. 4.25%, 06/18/2022	2,972,022
	1,449,210	Immucor, Inc. 5.00%, 08/17/2018	1,414,429
	2,000,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	2,003,540
	994,925	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	989,950

			7,379,941

		Healthcare-Services - 8.4%
	2,444,063	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	2,421,161

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Healthcare-Services - 8.4% - (continued)
$	1,030,431	American Renal Holdings, Inc. 4.75%, 09/20/2019	$1,017,551
	1,104,158	CDRH Parent, Inc. 5.25%, 07/01/2021	866,764
		Community Health Systems, Inc.
	3,411,390	4.00%, 01/27/2021	3,217,794
	4,000,000	4.08%, 12/31/2018	3,900,000
	1,285,391	DJO Finance LLC 4.25%, 06/08/2020	1,270,930
		inVentiv Health, Inc.
	5,020,000	0.00%, 09/28/2023(7)	5,017,289
	3,073,811	8.75%, 05/15/2018	3,073,043
	2,315,389	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	2,339,261
	1,434,034	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,318,121
	797,708	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	778,427
	977,590	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	980,034
		U.S. Renal Care, Inc.
	2,232,300	5.25%, 12/31/2022	2,135,329
	2,500,000	9.00%, 12/31/2023	2,387,500

			30,723,204

		Home Furnishings - 0.3%
	974,747	Hillman Group, Inc. 4.50%, 06/30/2021	976,579

		Insurance - 2.9%
	1,430,000	Asurion LLC 8.50%, 03/03/2021	1,440,124
	1,981,918	Evertec Group LLC 3.25%, 04/17/2020	1,962,099
	1,733,660	HUB International Ltd. 4.00%, 10/02/2020	1,732,464
		Sedgwick Claims Management Services, Inc.
	3,000,000	0.00%, 03/01/2021(7)	2,992,810
	2,500,000	6.75%, 02/28/2022	2,478,125

			10,605,622

		Internet - 1.0%
	1,486,836	Lands’ End, Inc. 4.25%, 04/04/2021	1,134,947
	2,654,377	Zayo Group LLC 3.75%, 05/06/2021	2,666,746

			3,801,693

		Leisure Time - 0.9%
		Delta 2 (LUX) S.a.r.l.
	917,063	4.75%, 07/30/2021	918,337
	1,405,000	7.75%, 07/31/2022	1,414,371
	987,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	989,969

			3,322,677

		Lodging - 2.8%
	5,051,280	Caesars Entertainment Resort Properties LLC 7.00%, 10/11/2020	5,076,536
	2,952,209	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	2,947,278
	2,124,675	Station Casinos LLC 3.75%, 06/08/2023	2,133,790

			10,157,604

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Machinery-Construction & Mining - 1.0%
$	569,381	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$550,449
	528,662	Headwaters, Inc. 4.00%, 03/24/2022	531,141
	2,680,400	Neff Rental LLC 7.25%, 06/09/2021	2,604,464

			3,686,054

		Machinery-Diversified - 2.5%
	2,202,682	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	2,171,999
	2,999,133	Gardner Denver, Inc. 4.25%, 07/30/2020	2,908,470
	3,496,564	Gates Global, Inc. 4.25%, 07/06/2021	3,444,465
	904,097	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	800,126

			9,325,060

		Media - 6.3%
		Advantage Sales & Marketing, Inc.
	3,692,256	4.25%, 07/23/2021	3,653,782
	1,545,000	7.50%, 07/25/2022	1,457,136
	1,760,515	AVSC Holding Corp. 4.50%, 01/24/2021	1,761,624
	1,665,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	1,666,382
	825,000	CBS Radio, Inc. 4.50%, 10/17/2023	829,125
	2,985,000	Charter Communications Operating LLC 3.50%, 01/24/2023	3,001,985
	1,536,184	CSC Holdings LLC 3.88%, 10/11/2024	1,540,992
	40,818	Mission Broadcasting, Inc. 0.00%, 09/26/2023(7)	40,971
	450,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(7)	451,688
		Numericable U.S. LLC
	2,371,000	0.00%, 01/13/2025(7)	2,359,809
	1,034,800	5.14%, 01/15/2024	1,043,337
	4,018,356	Tribune Media Co. 3.75%, 12/27/2020	4,037,444
	1,005,000	UPC Financing Partnership 4.08%, 08/31/2024	1,009,603

			22,853,878

		Oil & Gas - 2.4%
		California Resources Corp.
	2,427,627	3.53%, 10/01/2019	2,315,350
	715,000	11.38%, 12/31/2021	767,731
	625,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	667,581
	499,321	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	353,983
	500,000	EP Energy LLC 9.75%, 06/30/2021	511,250
	1,048,377	KCA Deutag US Finance LLC 6.25%, 05/15/2020	927,813
	960,094	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	766,472
	3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	2,352,975

			8,663,155

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Oil & Gas Services - 1.3%
$	2,768,648	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	$2,290,198
	485,807	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	247,761
	503,969	Pacific Drilling S.A. 4.50%, 06/03/2018	141,741
	2,974,900	Paragon Offshore Finance Co. 5.25%, 07/18/2021	1,030,059
		Utex Industries, Inc.
	774,557	5.00%, 05/22/2021	657,080
	750,000	8.25%, 05/22/2022	378,750

			4,745,589

		Packaging & Containers - 3.0%
		Berlin Packaging LLC
	285,000	0.00%, 10/01/2021(7)	286,069
	1,976,143	7.75%, 10/01/2022	1,989,739
	1,641,213	Berry Plastics Group, Inc. 3.75%, 10/01/2022	1,646,251
	2,570,000	Mauser U.S. Corp. 8.75%, 07/31/2022	2,544,300
	1,988,659	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	1,987,426
	2,420,000	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,425,396

			10,879,181

		Pharmaceuticals - 3.5%
	2,910,139	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	2,905,425
		Genoa, a QoL Healthcare Company LLC
	1,435,000	0.00%, 10/25/2023(7)	1,435,000
	750,000	0.00%, 10/25/2024(7)	746,250
	866,180	PRA Holdings, Inc. 4.50%, 09/23/2020	869,428
		Valeant Pharmaceuticals International, Inc.
	969,803	5.25%, 08/05/2020	965,759
	4,685,194	5.50%, 04/01/2022	4,667,625
	1,157,007	Vizient, Inc. 5.00%, 02/13/2023	1,168,935

			12,758,422

		Real Estate - 0.6%
		DTZ U.S. Borrower LLC
	991,231	4.25%, 11/04/2021	988,336
	1,125,000	9.25%, 11/04/2022	1,125,934

			2,114,270

		REITS - 0.9%
	3,313,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	3,319,579

		Retail - 2.7%
	1,000,000	84 Lumber Co. 0.00%, 10/04/2023(7)	988,750
	1,542,672	Bass Pro Group LLC 4.00%, 06/05/2020	1,541,392
	872,813	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	878,538
	964,104	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	885,770

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Retail - 2.7% - (continued)
		Outerwall, Inc.
$	680,000	5.25%, 09/27/2023	$686,236
	1,050,000	9.75%, 09/27/2024	1,042,125
	975,000	Party City Holdings, Inc. 0.00%, 08/19/2022(7)	977,574
	1,408,619	PetSmart, Inc. 4.00%, 03/11/2022	1,411,380
	3,103,983	Sports Authority, Inc. 6.85%, 11/16/2017	631,133
	732,490	SuperValu, Inc. 5.50%, 03/21/2019	734,116

			9,777,014

		Semiconductors - 1.8%
	2,457,687	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	2,481,919
	1,838,014	Lattice Semiconductor Corp. 5.51%, 03/10/2021	1,819,634
	1,615,598	NXP B.V. 3.41%, 12/07/2020	1,620,542
	650,000	ON Semiconductor Corp. 3.78%, 03/31/2023	653,575

			6,575,670

		Software - 8.5%
	1,979,659	CDW LLC 3.00%, 08/04/2023	1,987,795
	1,970,000	Dell, Inc. 4.00%, 09/07/2023	1,983,455
	12,000,000	First Data Corp. 3.47%, 03/24/2021	12,048,000
	395,741	Hyland Software, Inc. 4.75%, 07/01/2022	397,324
		Kronos, Inc.
	495,000	0.00%, 10/04/2023(7)	496,970
	1,846,521	4.50%, 10/30/2019	1,853,445
	756,476	9.75%, 04/30/2020	765,221
		Magic Newco LLC
EUR	375,000	0.00%, 10/03/2023(7)	415,645
$	475,000	0.00%, 10/03/2023(7)	478,563
	1,751,823	6.50%, 12/12/2018	1,763,210
		Peak 10, Inc.
	689,138	5.00%, 06/17/2021	692,294
	1,845,000	8.25%, 06/17/2022	1,709,706
	1,770,000	Quest Software U.S. Holdings, Inc. 0.00%, 09/23/2022(7)	1,768,673
	1,606,005	SS&C Technologies, Inc. 4.00%, 07/08/2022	1,617,552
	2,897,738	WEX, Inc. 4.25%, 07/01/2023	2,928,540

			30,906,393

		Telecommunications - 1.7%
	1,004,825	CommScope, Inc. 3.25%, 12/29/2022	1,009,015
	1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,274,763
		LTS Buyer LLC
	1,680,390	4.09%, 04/13/2020	1,682,070
	1,319,413	8.00%, 04/12/2021	1,320,244
	971,590	Salem Communications Corp. 4.50%, 03/13/2020	952,158

			6,238,250

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Transportation - 0.7%
		Kenan Advantage Group, Inc.
$	125,606	1.50%, 01/31/2017(8)	$124,978
	2,353,653	4.00%, 07/31/2022	2,341,884

			2,466,862

		Total Senior Floating Rate Interests (cost $293,698,264)	$283,746,510

COMMON STOCKS - 1.4%
		Energy - 0.9%
	35,039	Arch Coal, Inc.*	$2,571,162
	78,609	Templar Energy LLC Class A(9)(10)	786,091

			3,357,253

		Media - 0.2%
	69,152	MPM Holdings, Inc.*(10)	714,340

		Utilities - 0.3%
	75,030	TCEH Corp.	1,140,456
	4,500,000	TCEH Corp.*(9)(10)	—

			1,140,456

		Total Common Stocks (cost $6,682,526)	$5,212,049

EXCHANGE TRADED FUNDS - 2.9%
		Other Investment Pools & Funds - 2.9%
	119,200	Alerian MLP ETF	1,457,816
	50,900	iShares U.S. Preferred Stock ETF	1,982,555
	161,800	PowerShares Senior Loan Portfolio	3,750,524
	47,600	SPDR Blackstone / GSO Senior Loan ETF	2,251,956
	21,900	SPDR Wells Fargo Preferred Stock ETF	985,610

		Total Exchange Traded Funds (cost $10,509,530)	$10,428,461

		Total Long-Term Investments (cost $348,048,665)	$335,362,218

SHORT-TERM INVESTMENTS - 14.6%
		Other Investment Pools & Funds - 14.6%
	53,257,630	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$53,257,630

		Total Short-Term Investments (cost $53,257,630)	$53,257,630

Total Investments (cost $401,306,295)^	106.4%	$388,619,848
Other Assets and Liabilities	(6.4)%	(23,440,127)

Total Net Assets	100.0%	$365,179,721

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $401,500,782 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,776,836
Unrealized Depreciation	(15,657,770)

Net Unrealized Depreciation	$(12,880,934)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $16,110,534, which represents 4.4% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $7,549,189, which represents 2.1% of total net assets.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $368,438, which rounds to zero percent of total net assets.

(9)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
10/2016	78,609	Templar Energy LLC Class A	$673,075
10/2016	4,500,000	TCEH Corp.	—

At October 31, 2016, the aggregate value of these securities was $786,091, which represents 0.2% of total net assets.

(10)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $1,500,431, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$3,044,677	$3,069,703	$(25,026)
GBP	Buy	11/30/16	HSBC	1,159,134	1,165,924	6,790
GBP	Sell	11/30/16	CBK	3,909,950	3,936,220	(26,270)

Total						$(44,506)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$35,975,198	$—	$35,975,198	$—
Senior Floating Rate Interests	283,746,510	—	283,746,510	—
Common Stocks
Energy	3,357,253	2,571,162	—	786,091
Media	714,340	—	—	714,340
Utilities	1,140,456	1,140,456	—	—
Exchange Traded Funds	10,428,461	10,428,461	—	—
Short-Term Investments	53,257,630	53,257,630	—	—
Foreign Currency Contracts(2)	6,790	—	6,790	—

Total	$388,626,638	$67,397,709	$319,728,498	$1,500,431

Liabilities
Foreign Currency Contracts(2)	$(51,296)	$—	$(51,296)	$—

Total	$(51,296)	$—	$(51,296)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$1,455,650	$1,455,650
Purchases	673,075	673,075
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(628,294)	(628,294)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$1,500,431	$1,500,431

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016: was $(628,294).

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

101

The Hartford High Yield Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 89.3%
		Chemicals - 0.7%
		Chemours Co.
	1,660,000	6.63%, 05/15/2023	$1,610,200
	290,000	7.00%, 05/15/2025	282,025
	365,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(1)	354,050
	330,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	337,425

			2,583,700

		Commercial Banks - 5.1%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(4)(5)(6)	1,697,227
$	1,600,000	9.00%, 05/09/2018(4)(5)(6)	1,662,000
	1,625,000	Barclays plc 8.25%, 12/15/2018(4)(6)	1,645,313
	1,050,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(4)(6)	1,097,250
	1,699,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	1,788,197
	945,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(4)(6)	957,550
	1,855,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	1,790,075
	775,000	HBOS Capital Funding L.P. 6.85%, 12/23/2016(4)(5)	782,750
	725,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(4)(6)	662,469
	1,610,000	Radian Group, Inc. 7.00%, 03/15/2021	1,804,713
		Royal Bank of Scotland Group plc
	1,605,000	6.99%, 10/05/2017(1)(4)(6)	1,793,587
	1,200,000	7.64%, 09/30/2017(4)(6)	1,164,000
	405,000	8.63%, 08/15/2021(4)(6)	402,975
	1,130,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	1,162,488

			18,410,594

		Commercial Services - 1.4%
	1,040,000	APX Group, Inc. 7.88%, 12/01/2022	1,094,610
	1,210,000	Hertz Corp. 5.50%, 10/15/2024(1)	1,174,789
	2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,702,400

			4,971,799

		Construction Materials - 2.7%
	630,000	BMC East LLC 5.50%, 10/01/2024(1)	639,450
	1,215,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(1)	1,227,150
	1,650,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,707,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Construction Materials - 2.7% - (continued)
$	940,000	Cemex S.A.B. de C.V. 6.13%, 05/05/2025(1)	$972,900
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,779,338
	3,460,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	3,576,775

			9,903,363

		Distribution/Wholesale - 0.4%
		American Builders & Contractors Supply Co., Inc.
	870,000	5.63%, 04/15/2021(1)	898,275
	420,000	5.75%, 12/15/2023(1)	437,850

			1,336,125

		Diversified Financial Services - 3.5%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021	1,735,965
	515,000	4.63%, 10/30/2020	542,038
	710,000	FBM Finance, Inc. 8.25%, 08/15/2021(1)	741,950
		International Lease Finance Corp.
	1,340,000	5.88%, 04/01/2019	1,440,071
	1,285,000	5.88%, 08/15/2022	1,415,145
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,905,000	6.50%, 08/01/2018	1,927,622
	1,070,000	6.50%, 07/01/2021	1,061,975
	171,000	7.88%, 10/01/2020	174,420
	275,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	284,625
		Springleaf Finance Corp.
	525,000	5.25%, 12/15/2019	526,969
	705,000	7.75%, 10/01/2021	734,539
	1,840,000	8.25%, 12/15/2020	1,996,400

			12,581,719

		Electric - 0.0%
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(2)(7)	—

		Entertainment - 1.2%
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	78,938
	1,280,000	5.38%, 04/15/2026	1,360,000
	1,570,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	1,581,775
	885,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(1)	913,762
	350,000	WMG Acquisition Corp. 5.00%, 08/01/2023(1)	354,375

			4,288,850

		Environmental Control - 0.2%
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021	829,238

		Food - 1.7%
	360,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024	386,100

The accompanying notes are an integral part of these financial statements.

102

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Food - 1.7% - (continued)
$	2,660,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	$2,580,200
		TreeHouse Foods, Inc.
	1,870,000	4.88%, 03/15/2022	1,940,125
	1,105,000	6.00%, 02/15/2024(1)	1,186,770

			6,093,195

		Healthcare-Products - 2.0%
		Alere, Inc.
	2,175,000	6.38%, 07/01/2023(1)	2,240,250
	2,140,000	6.50%, 06/15/2020	2,167,627
	2,595,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,666,363

			7,074,240

		Healthcare-Services - 7.1%
	1,735,000	Amsurg Corp. 5.63%, 07/15/2022	1,769,700
		Community Health Systems, Inc.
	3,760,000	6.88%, 02/01/2022	2,867,000
	2,965,000	7.13%, 07/15/2020	2,394,238
	970,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	970,000
	2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,853,294
		HCA, Inc.
	2,050,000	5.38%, 02/01/2025	2,092,435
	1,610,000	5.88%, 05/01/2023	1,708,113
	2,236,000	7.50%, 11/15/2095	2,247,180
	825,000	LifePoint Health, Inc. 5.88%, 12/01/2023	837,375
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	987,525
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(1)	374,465
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,622,712
	2,840,000	5.00%, 03/01/2019	2,753,920
	455,000	6.75%, 06/15/2023	418,031
	750,000	8.13%, 04/01/2022	733,125

			25,629,113

		Home Builders - 2.7%
	1,210,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(1)	1,285,625
		KB Home
	1,030,000	7.00%, 12/15/2021	1,104,675
	830,000	7.50%, 09/15/2022	898,475
	1,090,000	8.00%, 03/15/2020	1,209,900
		Lennar Corp.
	805,000	4.75%, 04/01/2021	852,801
	2,095,000	4.75%, 11/15/2022	2,178,800
	450,000	4.88%, 12/15/2023	459,000
	1,595,000	M/I Homes, Inc. 6.75%, 01/15/2021	1,678,737

			9,668,013

		Household Products - 0.9%
	1,335,000	Avon International Operations, Inc. 7.88%, 08/15/2022(1)	1,435,125
	1,865,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024(1)	1,920,950

			3,356,075

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Insurance - 0.1%
$	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	$469,475

		Internet - 1.9%
	3,160,000	Netflix, Inc. 5.88%, 02/15/2025	3,503,650
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,289,187
	835,000	6.38%, 05/15/2025	879,105

			6,671,942

		Iron/Steel - 1.9%
		AK Steel Corp.
	640,000	7.63%, 05/15/2020	643,200
	910,000	7.63%, 10/01/2021	905,450
	1,095,000	8.38%, 04/01/2022	1,105,950
	685,000	ArcelorMittal 7.25%, 02/25/2022	777,475
	630,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	636,300
		United States Steel Corp.
	191,000	6.88%, 04/01/2021	188,672
	701,000	7.38%, 04/01/2020	697,495
	315,000	7.50%, 03/15/2022	301,612
	1,650,000	8.38%, 07/01/2021(1)	1,753,125

			7,009,279

		Lodging - 0.7%
	1,285,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	1,374,950
	1,145,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,187,938

			2,562,888

		Machinery-Diversified - 0.7%
	1,800,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	1,876,500
	605,000	Gardner Denver, Inc. 6.88%, 08/15/2021(1)	592,900

			2,469,400

		Media - 11.7%
	685,000	CBS Radio, Inc. 7.25%, 11/01/2024(1)	711,544
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	108,675
	2,150,000	5.13%, 05/01/2023(1)	2,219,875
	495,000	5.75%, 09/01/2023	522,225
	190,000	5.75%, 01/15/2024	200,925
	1,610,000	5.75%, 02/15/2026(1)	1,677,419
	3,935,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	3,834,662
		CSC Holdings LLC
	2,580,000	5.25%, 06/01/2024	2,412,300
	600,000	10.13%, 01/15/2023(1)	676,500
	705,000	10.88%, 10/15/2025(1)	810,750
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,231,250
	2,500,000	6.75%, 06/01/2021	2,685,950
	2,162,000	7.88%, 09/01/2019	2,410,630

The accompanying notes are an integral part of these financial statements.

103

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Media - 11.7% - (continued)
		Gray Television, Inc.
$	560,000	5.13%, 10/15/2024(1)	$543,200
	400,000	5.88%, 07/15/2026(1)	398,000
	2,780,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,974,600
	1,205,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(4)	1,283,687
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	966,625
	2,330,000	SFR Group S.A. 7.38%, 05/01/2026(1)	2,353,300
		Sinclair Television Group, Inc.
	590,000	5.13%, 02/15/2027(1)	564,925
	1,005,000	5.88%, 03/15/2026(1)	1,037,663
		TEGNA, Inc.
	2,820,000	4.88%, 09/15/2021(1)	2,939,850
	1,250,000	5.13%, 10/15/2019	1,285,937
	270,000	5.50%, 09/15/2024(1)	276,750
	800,000	6.38%, 10/15/2023	846,000
	3,735,000	Tribune Media Co. 5.88%, 07/15/2022	3,735,000
	2,330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	2,414,462
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,033,313

			42,156,017

		Metal Fabricate/Hardware - 0.5%
		Novelis Corp.
	650,000	5.88%, 09/30/2026(1)	658,125
	1,200,000	6.25%, 08/15/2024(1)	1,248,000

			1,906,125

		Mining - 1.8%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(1)	252,719
	200,000	4.13%, 09/27/2022(1)	198,000
	1,120,000	4.88%, 05/14/2025(1)	1,139,600
	376,000	9.38%, 04/08/2019(1)	430,520
	1,315,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,400,475
	1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,362,562
	95,000	New Gold, Inc. 6.25%, 11/15/2022(1)	95,950
		Teck Resources Ltd.
	470,000	8.00%, 06/01/2021(1)	513,475
	975,000	8.50%, 06/01/2024(1)	1,128,563

			6,521,864

		Miscellaneous Manufacturing - 0.6%
	2,650,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,300,253

		Office/Business Equipment - 0.5%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	415,895
	1,330,000	6.00%, 08/15/2022	1,409,800

			1,825,695

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Oil & Gas - 12.6%
		Anadarko Petroleum Corp.
$	125,000	4.85%, 03/15/2021	$135,703
	85,000	5.55%, 03/15/2026	96,627
		Antero Resources Corp.
	470,000	5.38%, 11/01/2021	477,050
	1,055,000	5.63%, 06/01/2023	1,076,100
	1,385,000	6.00%, 12/01/2020	1,424,819
	2,460,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,404,650
	1,705,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,035,787
	4,220,000	California Resources Corp. 8.00%, 12/15/2022(1)	2,848,500
	375,000	Callon Petroleum Co. 6.13%, 10/01/2024(1)	386,250
		Concho Resources, Inc.
	1,740,000	5.50%, 10/01/2022	1,787,850
	460,000	5.50%, 04/01/2023	470,580
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	460,000
	250,000	4.50%, 04/15/2023	238,125
	1,935,000	4.90%, 06/01/2044	1,647,169
	955,000	5.00%, 09/15/2022	935,900
	2,330,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,399,900
		Diamondback Energy, Inc.
	205,000	4.75%, 11/01/2024(1)	205,000
	2,460,000	7.63%, 10/01/2021	2,605,140
	1,385,000	Energen Corp. 4.63%, 09/01/2021	1,398,850
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,094,700
		Laredo Petroleum, Inc.
	1,080,000	5.63%, 01/15/2022	1,053,000
	1,185,000	6.25%, 03/15/2023	1,190,925
	855,000	7.38%, 05/01/2022	880,650
	1,375,000	Matador Resources Co. 6.88%, 04/15/2023	1,443,750
		MEG Energy Corp.
	610,000	6.38%, 01/30/2023(1)	503,250
	1,935,000	7.00%, 03/31/2024(1)	1,586,700
	1,310,000	Noble Holding International Ltd. 6.20%, 08/01/2040	769,625
	425,000	PDC Energy, Inc. 6.13%, 09/15/2024(1)	442,000
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,097,637
	200,000	5.38%, 10/01/2022	198,000
	235,000	6.80%, 03/01/2020	242,344
		Rice Energy, Inc.
	660,000	6.25%, 05/01/2022	671,550
	500,000	7.25%, 05/01/2023	530,000
	930,000	Rowan Cos., Inc. 5.85%, 01/15/2044	655,650
	1,040,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,095,900
		SM Energy Co.
	1,745,000	5.00%, 01/15/2024	1,622,850
	15,000	5.63%, 06/01/2025	14,288
	240,000	6.13%, 11/15/2022	241,200

The accompanying notes are an integral part of these financial statements.

104

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Oil & Gas - 12.6% - (continued)
$	115,000	6.50%, 11/15/2021	$116,725
	210,000	6.75%, 09/15/2026	215,250
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(1)	1,534,500
	1,340,000	6.25%, 04/15/2022(1)	1,229,450
		WPX Energy, Inc.
	1,920,000	5.25%, 09/15/2024	1,824,000
	1,410,000	6.00%, 01/15/2022	1,406,475
	660,000	8.25%, 08/01/2023	712,800

			45,407,219

		Packaging & Containers - 4.3%
	1,840,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(8)	1,821,600
		Ardagh Packaging Finance plc
	1,395,000	6.00%, 06/30/2021(1)	1,429,875
	625,000	6.75%, 01/31/2021(1)	643,750
	571,000	7.25%, 05/15/2024(1)	602,405
EUR	315,000	Ball Corp. 3.50%, 12/15/2020	381,487
$	1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022	1,972,238
		Owens-Brockway Glass Container, Inc.
	1,895,000	5.88%, 08/15/2023(1)	2,019,359
	2,595,000	6.38%, 08/15/2025(1)	2,848,013
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	2,430,000	5.13%, 07/15/2023(1)	2,494,541
	815,000	7.00%, 07/15/2024(1)	871,031
	445,000	8.25%, 02/15/2021	464,914

			15,549,213

		Pharmaceuticals - 3.8%
		Endo Finance LLC
	1,510,000	6.00%, 07/15/2023(1)	1,313,700
	2,985,000	6.50%, 02/01/2025(1)	2,514,862
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,852,740
	2,055,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	2,119,219
		Valeant Pharmaceuticals International, Inc.
	1,155,000	5.50%, 03/01/2023(1)	906,675
	5,560,000	5.88%, 05/15/2023(1)	4,378,500
	360,000	6.13%, 04/15/2025(1)	284,400
	435,000	Vizient, Inc. 10.38%, 03/01/2024(1)	485,025

			13,855,121

		Pipelines - 1.4%
		Energy Transfer Equity L.P.
	2,230,000	5.50%, 06/01/2027	2,174,250
	1,592,000	7.50%, 10/15/2020	1,735,280
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,144,900

			5,054,430

		REITS - 0.3%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,170,467

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Retail - 2.4%
$	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	$1,914,525
	1,516,837	Chinos Intermediate Holdings A, Inc. (Cash) 7.75%, 05/01/2019(1)(8)	621,903
	1,960,000	L Brands, Inc. 6.88%, 11/01/2035	2,077,600
	2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,551,300
	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,384,931

			8,550,259

		Semiconductors - 1.7%
	1,650,000	Entegris, Inc. 6.00%, 04/01/2022(1)	1,707,750
	2,005,000	Micron Technology, Inc. 5.50%, 02/01/2025	1,965,522
		Sensata Technologies B.V.
	1,520,000	5.00%, 10/01/2025(1)	1,558,000
	770,000	5.63%, 11/01/2024(1)	816,200

			6,047,472

		Software - 4.1%
	1,135,000	Camelot Finance S.A. 7.88%, 10/15/2024(1)	1,160,537
		Change Healthcare Holdings, Inc.
	1,035,000	6.00%, 02/15/2021(1)	1,086,750
	1,625,000	11.00%, 12/31/2019	1,706,250
		First Data Corp.
	1,835,000	5.38%, 08/15/2023(1)	1,899,225
	3,240,000	5.75%, 01/15/2024(1)	3,288,600
	1,795,000	7.00%, 12/01/2023(1)	1,880,262
	544,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(8)	550,800
	2,205,000	Infor US, Inc. 6.50%, 05/15/2022	2,279,419
	475,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(1)	490,438
	580,000	MSCI, Inc. 5.75%, 08/15/2025(1)	616,627

			14,958,908

		Telecommunications - 8.7%
		Alcatel-Lucent USA, Inc.
	3,070,000	6.45%, 03/15/2029	3,384,675
	660,000	6.50%, 01/15/2028	702,900
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022(1)	245,634
	1,220,000	6.63%, 02/15/2023(1)	1,256,600
	2,900,000	7.50%, 05/15/2026(1)	2,987,000
		Frontier Communications Corp.
	765,000	10.50%, 09/15/2022	795,600
	1,510,000	11.00%, 09/15/2025	1,546,089
		Level 3 Financing, Inc.
	2,720,000	5.25%, 03/15/2026(1)	2,760,800
	1,880,000	5.38%, 08/15/2022	1,931,700
	820,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	842,550
		Sprint Communications, Inc.
	2,480,000	7.00%, 03/01/2020(1)	2,697,000
	1,533,000	9.00%, 11/15/2018(1)	1,686,300

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Telecommunications - 8.7% - (continued)
		Sprint Corp.
$	680,000	7.13%, 06/15/2024	$639,200
	1,815,000	7.25%, 09/15/2021	1,858,106
	1,680,000	7.88%, 09/15/2023	1,663,200
	1,675,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	1,721,062
		Wind Acquisition Finance S.A.
EUR	3,075,000	4.00%, 07/15/2020(1)	3,426,216
$	1,190,000	4.75%, 07/15/2020(1)	1,195,950

			31,340,582

		Total Corporate Bonds (cost $318,596,007)	$322,552,633

SENIOR FLOATING RATE INTERESTS - 0.7%(9)
		Insurance - 0.1%
	485,000	Asurion LLC 8.50%, 03/03/2021	$488,434

		Machinery-Diversified - 0.3%
	1,007,865	Gardner Denver, Inc. 4.25%, 07/30/2020	977,397

		Media - 0.2%
	770,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	772,988

		Semiconductors - 0.1%
	250,604	NXP B.V. 3.41%, 12/07/2020	251,371

		Total Senior Floating Rate Interests (cost $2,489,936)	$2,490,190

CONVERTIBLE BONDS - 0.7%
		Home Builders - 0.3%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	$872,455

		Insurance - 0.2%
	670,000	MGIC Investment Corp. 2.00%, 04/01/2020	855,925

		Oil & Gas - 0.2%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	756,700

		Total Convertible Bonds (cost $3,417,611)	2,485,080

COMMON STOCKS - 0.8%
		Energy - 0.3%
	104,555,002	KCA Deutag*(1)(2)(7)	986,372

		Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
	35,700	Endo International plc*	669,375

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.8% - (continued)
	Utilities - 0.3%
3,200,000	TCEH Corp.*(2)(7)	$—
78,357	Vistra Energy Corp.*	1,191,026

		1,191,026

	Total Common Stocks (cost $4,258,696)	$2,846,773

	Total Long-Term Investments (cost $329,678,170)	$330,374,676

SHORT-TERM INVESTMENTS - 6.8%
	Other Investment Pools & Funds - 6.8%
24,405,657	Fidelity Institutional Government Fund, Institutional Class	$24,405,657

	Total Short-Term Investments (cost $24,405,657)	$24,405,657

Total Investments (cost $354,083,827)^	98.3%	$354,780,333
Other Assets and Liabilities	1.7%	6,131,610

Total Net Assets	100.0%	$360,911,943

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $354,323,365 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,504,098
Unrealized Depreciation	(10,047,130)

Net Unrealized Appreciation	$456,968

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $152,314,909, which represents 42.2% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $986,372, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $7,094,540, which represents 2.0% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(7)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555,002	KCA Deutag	$1,416,929
10/2016	3,200,000	TCEH Corp.	—
10/2016	1,460,000	Texas Competitive Electric Holdings Co. LLC	—

			$1,416,929

At October 31, 2016, the aggregate value of these securities was $986,372, which represents 0.3% of total net assets.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27	USD 11,950,000	(5.00%)	12/20/21	$519,369	$462,949	$(56,420)

Total				$519,369	$462,949	$(56,420)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$5,344,809	$5,388,741	$(43,932)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$0
Corporate Bonds	322,552,633	—	322,552,633	—
Senior Floating Rate Interests	2,490,190	—	2,490,190	—
Convertible Bonds	2,485,080	—	2,485,080	—
Common Stocks
Energy	986,372	—	—	986,372
Pharmaceuticals, Biotechnology & Life Sciences	669,375	669,375	—	—
Utilities	1,191,026	1,191,026	—	—
Short-Term Investments	24,405,657	24,405,657	—	—

Total	$354,780,333	$26,266,058	$327,527,903	$986,372

Liabilities
Foreign Currency Contracts(2)	$(43,932)	$—	$(43,932)	$—
Swaps - Credit Default(2)	(56,420)	—	(56,420)	—

Total	$(100,352)	$—	$(100,352)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$0	$485,135	$485,135
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	501,237	501,237
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$0	$986,372	$986,372

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $501,237.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.6%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(1)	$1,216,822

		Asset-Backed - Home Equity - 0.1%
	820,202	GSAA Home Equity Trust 5.99%, 06/25/2036(1)	412,564
	756,875	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	466,010

			878,574

		Whole Loan Collateral CMO - 2.3%
	1,004,672	Adjustable Rate Mortgage Trust 0.80%, 11/25/2035(1)	928,010
	342,678	Banc of America Alternative Loan Trust 6.23%, 10/25/2036(2)	212,412
	1,433,890	Banc of America Funding Trust 6.05%, 10/25/2036(2)	1,252,391
	501,742	Bear Stearns Adjustable Rate Mortgage Trust 2.83%, 10/25/2035(1)	482,837
	877,385	Chase Mortgage Finance Trust 2.76%, 12/25/2035(1)	802,768
	587,052	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 12/25/2036(1)	480,058
	924,172	GSR Mortgage Loan Trust 3.19%, 10/25/2035(1)	809,322
	700,036	HarborView Mortgage Loan Trust 0.72%, 01/19/2038(1)	601,164
	696,769	1.53%, 10/25/2037(1)	648,268
	3,127,644	IndyMac Index Mortgage Loan Trust 0.82%, 01/25/2036(1)	1,977,789
	1,444,944	JP Morgan Mortgage Trust 3.06%, 01/25/2037(1)	1,346,879
	651,058	Luminent Mortgage Trust 0.73%, 10/25/2046(1)	555,839
	1,401,720	MASTR Adjustable Rate Mortgages Trust 0.77%, 05/25/2037(1)	864,143
	131,430	Residential Asset Securitization Trust 0.98%, 03/25/2035(1)	103,269
	323,427	Residential Funding Mortgage Securities, Inc. 3.47%, 02/25/2036(1)	291,750
	589,079	6.00%, 07/25/2037	543,999
	802,446	Structured Adjustable Rate Mortgage Loan Trust 2.99%, 06/25/2035(1)	699,007
	795,834	WaMu Mortgage Pass-Through Certificates Trust 0.95%, 06/25/2044(1)	737,410
	284,357	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(1)	180,506
	996,607	1.35%, 11/25/2046(1)	721,066

			14,238,887

		Total Asset & Commercial Mortgage Backed Securities (cost $16,629,591)	$16,334,283

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.9%
		Argentina - 0.1%
ARS	9,506,672	Argentina Treasury Bond 2.25%, 04/28/2020	$625,706

		Brazil - 1.0%
		Brazil Notas do Tesouro Nacional
BRL	13,566,349	6.00%, 05/15/2017(3)	4,236,636
	5,104,287	6.00%, 08/15/2022(3)	1,598,799

			5,835,435

		Colombia - 0.6%
		Colombian TES
COP	4,889,162,880	3.50%, 03/10/2021(3)	1,669,250
	4,780,029,780	4.75%, 02/23/2023(3)	1,738,806

			3,408,056

		Russia - 0.5%
RUB	215,127,440	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(3)	3,321,919

		South Africa - 0.2%
ZAR	19,362,166	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(3)	1,418,013

		Thailand - 0.5%
THB	113,000,000	Bank of Thailand 1.49%, 02/17/2018(1)	3,227,414

		Total Foreign Government Obligations (cost $17,196,698)	$17,836,543

SENIOR FLOATING RATE INTERESTS - 5.2%(4)
		Aerospace/Defense - 0.2%
$	506,618	BE Aerospace, Inc. 3.82%, 12/16/2021	$509,471
	604,388	TransDigm, Inc. 3.75%, 06/09/2023	601,746

			1,111,217

		Airlines - 0.2%
	330,000	American Airlines, Inc. 3.25%, 04/28/2023	330,000
	990,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	994,534

			1,324,534

		Auto Manufacturers - 0.1%
	841,416	Chrysler Group LLC 3.50%, 05/24/2017	841,946

		Chemicals - 0.2%
	99,479	Chemours Co. 3.75%, 05/12/2022	98,186
	124,375	Huntsman International LLC 4.25%, 04/01/2023	125,152
	566,265	Ineos U.S. Finance LLC 3.75%, 05/04/2018	567,131
	184,538	Nexeo Solutions LLC 5.25%, 06/09/2023	185,691

			976,160

		Commercial Services - 0.1%
	62,284	Global Payments, Inc. 3.50%, 04/22/2023	62,673

The accompanying notes are an integral part of these financial statements.

110

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		Commercial Services - 0.1% - (continued)
$	199,500	Hertz Corp. 3.50%, 06/30/2023	201,038
	149,250	KAR Auction Services, Inc. 4.38%, 03/09/2023	150,789
	224,438	Russell Investment Group 6.75%, 06/01/2023	225,559
	174,108	TransUnion LLC 3.50%, 04/09/2021	174,544

			814,603

		Construction Materials - 0.1%
	500,000	American Builders & Contractors Supply Co. 0.00%, 10/31/2023(5)	501,875

		Diversified Financial Services - 0.3%
	685,000	Delos Finance S.a.r.l. 3.59%, 03/06/2021	688,856
	1,035,337	RPI Finance Trust 3.04%, 10/14/2022	1,044,210

			1,733,066

		Electric - 0.1%
	443,888	Calpine Corp. 3.84%, 05/31/2023	446,551
	180,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	181,549

			628,100

		Energy-Alternate Sources - 0.1%
	841,869	MEG Energy Corp. 3.75%, 03/31/2020	793,066

		Environmental Control - 0.0%
	135,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(5)	135,169

		Food - 0.1%
	263,677	Albertsons LLC 4.75%, 12/21/2022	266,285
	110,952	B&G Foods, Inc. 3.84%, 11/02/2022	111,877
	332,488	JBS USA LLC 4.00%, 10/30/2022	331,739

			709,901

		Healthcare-Products - 0.0%
	105,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	105,186

		Healthcare-Services - 0.4%
	208,425	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	209,034
	109,878	Community Health Systems, Inc. 3.75%, 12/31/2019 103,800
	202,172	4.00%, 01/27/2021	190,699
	1,454,585	IMS Health, Inc. 3.50%, 03/17/2021	1,461,858
	300,000	inVentiv Health, Inc. 0.00%, 09/28/2023(5)	299,838
	339,654	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	343,156

			2,608,385

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		Household Products/Wares - 0.0%
$	290,000	Galleria Co. 3.75%, 01/26/2023	$291,723

		Insurance - 0.2%
	575,000	Asurion LLC 0.00%, 10/27/2023(5)	575,000
	671,849	5.00%, 05/24/2019	671,970

			1,246,970

		Lodging - 0.1%
	195,000	Boyd Gaming Corp. 3.53%, 09/15/2023	196,353
	169,575	Station Casinos LLC 3.75%, 06/08/2023	170,303

			366,656

		Media - 0.4%
	115,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	115,095
	298,500	Charter Communications Operating LLC 3.50%, 01/24/2023	300,198
	302,632	CSC Holdings LLC 3.88%, 10/11/2024	303,579
	15,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(5)	15,056
	145,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(5)	145,544
	330,000	Numericable U.S. LLC 0.00%, 01/13/2025(5)	328,442
	275,000	UPC Financing Partnership 4.08%, 08/31/2024	276,260
	673,321	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	675,934

			2,160,108

		Mining - 0.1%
	384,083	Minerals Technologies, Inc. 3.75%, 05/09/2021	387,206

		Oil & Gas - 0.2%
	110,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	117,494
	1,200,250	Energy Transfer Equity L.P. 3.29%, 12/02/2019	1,190,048

			1,307,542

		Packaging & Containers - 0.3%
	496,778	Berry Plastics Holding Corp. 3.50%, 02/08/2020	497,324
	197,500	Owens-Illinois, Inc. 3.50%, 09/01/2022	197,500
	971,051	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	973,217

			1,668,041

		Pharmaceuticals - 0.2%
	401,963	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	401,311
	853,125	Grifols Worldwide Operations USA, Inc. 3.46%, 02/27/2021	859,907
	180,370	Vizient, Inc. 5.00%, 02/13/2023	182,230

			1,443,448

The accompanying notes are an integral part of these financial statements.

111

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		REITS - 0.0%
$	263,675	MGM Growth Properties Operating Partnership L.P. 3.50%, 04/25/2023	$264,171

		Retail - 0.2%
	244,275	Coty, Inc. 3.04%, 10/27/2022	244,275
	129,675	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	130,526
	320,530	Michaels Stores, Inc. 3.75%, 01/27/2023	322,876
	180,000	Outerwall, Inc. 5.25%, 09/27/2023	181,651
	184,538	Yum! Brands, Inc. 3.29%, 06/16/2023	186,383

			1,065,711

		Semiconductors - 0.1%
	327,239	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	330,465
	173,290	NXP B.V. 3.41%, 12/07/2020	173,821
	215,000	ON Semiconductor Corp. 3.78%, 03/31/2023	216,182

			720,468

		Software - 1.0%
	280,000	Dell, Inc. 4.00%, 09/07/2023	281,912
		First Data Corp.
	452,309	3.52%, 03/24/2021	454,118
	975,000	4.27%, 07/08/2022	981,708
	751,430	Infor U.S., Inc. 3.75%, 06/03/2020	749,018
	1,002,188	Kronos, Inc. 4.50%, 10/30/2019	1,005,947
		Magic Newco LLC
	100,000	0.00%, 10/03/2023(5)	100,750
	1,684,863	6.50%, 12/12/2018	1,695,815
	251,421	SS&C Technologies, Inc. 4.00%, 07/08/2022	253,228
	493,763	WEX, Inc. 4.25%, 07/01/2023	499,011

			6,021,507

		Telecommunications - 0.5%
	630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	632,362
	997,394	Telesat Canada 3.50%, 03/28/2019	997,394
	988,574	Univision Communications, Inc. 4.00%, 03/01/2020	990,117
	485,872	Ziggo Financing Partnership 3.50%, 01/15/2022	485,469
	56,179	3.70%, 01/15/2022	56,132

			3,161,474

		Total Senior Floating Rate Interests (cost $32,213,187)	$32,388,233

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.3%
		FHLMC - 0.3%
$	1,654,991	FHLMC 3.38%, 04/25/2028(1)	$1,693,700

		FNMA - 0.0%
	1,077	FNMA 10.50%, 12/01/2018	1,083

		Total U.S. Government Agencies (cost $1,666,206)	$1,694,783

U.S. GOVERNMENT SECURITIES - 83.7%
		U.S. Treasury Securities - 83.7%
		U.S. Treasury Bonds - 7.1%
	35,142,002	2.50%, 01/15/2029(3)	$44,136,281

			44,136,281

		U.S. Treasury Notes - 76.6%
	42,715,816	0.13%, 04/15/2018(3)(6)	43,123,368
	20,377,126	0.13%, 04/15/2019(3)	20,702,243
	11,082,685	0.13%, 04/15/2020(3)	11,293,467
	19,496,807	0.13%, 01/15/2022(3)	19,881,225
	40,877,290	0.13%, 07/15/2022(3)	41,808,761
	58,625,115	0.13%, 01/15/2023(3)	59,465,037
	59,364,092	0.13%, 07/15/2024(3)	59,967,410
	4,250,475	0.25%, 01/15/2025(3)	4,306,747
	48,548,566	0.38%, 07/15/2023(3)	50,185,624
	59,821,731	0.63%, 01/15/2024(3)	62,493,967
	19,951,221	1.13%, 01/15/2021(3)(6)	21,203,000
	59,564,196	1.25%, 07/15/2020(3)	63,600,206
	15,325,338	1.38%, 01/15/2020(3)(6)	16,251,754

			474,282,809

		Total U.S. Government Securities (cost $507,235,020)	$518,419,090

		Total Long-Term Investments (cost $574,940,702)	$586,672,932

SHORT-TERM INVESTMENTS - 5.7%
		Foreign Government Obligations - 4.5%
JPY	2,950,000,000	Japan Treasury Discount Bill 0.00%, 12/19/2016	$28,142,668

		Other Investment Pools & Funds - 1.2%
	7,487,813	Fidelity Institutional Government Fund, Institutional Class	7,487,813

		Total Short-Term Investments (cost $36,310,778)	$35,630,481

Total Investments (cost $611,251,480)^	100.4%	$622,303,413
Other Assets and Liabilities	(0.4)%	(2,636,446)

Total Net Assets	100.0%	$619,666,967

The accompanying notes are an integral part of these financial statements.

112

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $612,121,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,768,907
Unrealized Depreciation	(1,586,993)

Net Unrealized Appreciation	$10,181,914

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(5)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	143	12/30/2016	$17,373,674	$17,273,953	$(99,721)

Short position contracts:
Euro-Bund Future	41	12/08/2016	$7,353,605	$7,298,909	$54,696
U.S. Treasury 2-Year Note Future	146	12/30/2016	31,827,892	31,848,531	(20,639)

Total					$34,057

Total futures contracts					$(65,664)

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.6	MSC	USD	11,425,660	0.50%	05/11/63	$—	$(369,140)	$(61,016)	$308,124
CMBX.NA.AAA.6	UBS	USD	1,659,515	0.50%	05/11/63	—	(53,343)	(8,863)	44,480
CMBX.NA.AAA.6	CSI	USD	979,714	0.50%	05/11/63	—	(35,960)	(5,232)	30,728
CMBX.NA.AAA.6	MSC	USD	954,721	0.50%	05/11/63	—	(31,831)	(5,098)	26,733
CMBX.NA.AAA.6	DEUT	USD	929,728	0.50%	05/11/63	—	(31,405)	(4,965)	26,440
CMBX.NA.AAA.6	MSC	USD	794,768	0.50%	05/11/63	—	(26,847)	(4,245)	22,602
CMBX.NA.AAA.6	GSC	USD	1,757,486	0.50%	05/11/63	—	(28,736)	(8,702)	20,034
CMBX.NA.AAA.6	GSC	USD	589,828	0.50%	05/11/63	—	(19,494)	(3,150)	16,344
CMBX.NA.AAA.6	GSC	USD	554,838	0.50%	05/11/63	—	(18,730)	(2,963)	15,767

Total						$—	$(615,486)	$(104,234)	$511,252

Total traded indices						$—	$(615,486)	$(104,234)	$511,252

Total OTC contracts						$—	$(615,486)	$(104,234)	$511,252

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(82,761)	$(82,761)
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	202,120	202,120

Total						$—	$—	$119,359	$119,359

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	0.94% Fixed	USD	13,439,000	08/22/24	$—	$—	$149,214	$149,214
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	—	—	162,081	162,081
12M Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	99,833	—	72,297	(27,536)

Total					$99,833	$—	$383,592	$283,759

Bond Forward Contracts Outstanding at October 31, 2016
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2024	USD	11,789,537	11/30/2016	$(20,991)
BOA	U.S. Treasury Bonds, 2.38%, 01/15/2025	USD	24,640,860	11/30/2016	(34,932)
BOA	U.S. Treasury Notes, 2.38%, 01/15/2027	USD	14,598,391	11/15/2016	(56,733)

					$(112,656)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$2,509,708	$2,516,690	$6,982
AUD	Buy	11/30/16	SSG	2,245,891	2,248,375	2,484
AUD	Buy	11/30/16	SSG	2,514,276	2,497,688	(16,588)
AUD	Sell	11/30/16	HSBC	2,394,037	2,373,032	21,005
AUD	Sell	11/30/16	DEUT	1,192,901	1,186,516	6,385
AUD	Sell	11/30/16	CSFB	1,192,890	1,186,516	6,374
BRL	Sell	12/02/16	TDB	5,636,418	5,789,427	(153,009)
CAD	Buy	11/30/16	BMO	7,396,267	7,352,503	(43,764)
CHF	Sell	11/30/16	CSFB	1,266,869	1,264,106	2,763
CHF	Sell	11/30/16	CSFB	1,266,741	1,264,106	2,635
CHF	Sell	11/30/16	BNP	2,516,420	2,528,212	(11,792)
COP	Sell	12/21/16	SSG	3,147,438	3,140,689	6,749
EUR	Buy	11/30/16	HSBC	2,519,002	2,544,347	25,345
EUR	Buy	11/30/16	CBK	2,512,089	2,514,673	2,584
EUR	Sell	11/30/16	BOA	2,529,967	2,530,060	(93)

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	BNP	$1,257,997	$1,265,030	$(7,033)
EUR	Sell	11/30/16	CSFB	1,257,594	1,265,030	(7,436)
EUR	Sell	11/30/16	HSBC	2,531,105	2,544,347	(13,242)
EUR	Sell	11/30/16	CBK	2,494,172	2,514,673	(20,501)
GBP	Buy	11/30/16	SSG	3,780,017	3,799,053	19,036
GBP	Sell	11/30/16	HSBC	1,258,471	1,261,451	(2,980)
GBP	Sell	11/30/16	GSC	3,776,493	3,794,154	(17,661)
GBP	Sell	11/30/16	CBK	5,004,833	5,038,460	(33,627)
JPY	Buy	11/30/16	GSC	2,728,866	2,740,105	11,239
JPY	Sell	11/30/16	CBK	5,516,417	5,480,202	36,215
JPY	Sell	11/30/16	CSFB	1,390,683	1,388,675	2,008
JPY	Sell	11/30/16	GSC	1,390,623	1,388,665	1,958
JPY	Sell	12/19/16	CBK	28,975,543	28,189,232	786,311
RUB	Sell	12/21/16	CSFB	3,168,208	3,292,965	(124,757)
THB	Sell	12/21/16	RBS	3,237,430	3,229,623	7,807
ZAR	Sell	12/21/16	CBK	1,313,233	1,406,655	(93,422)

Total						$401,975

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$16,334,283	$—	$16,334,283	$—
Foreign Government Obligations	17,836,543	—	17,836,543	—
Senior Floating Rate Interests	32,388,233	—	32,388,233	—
U.S. Government Agencies	1,694,783	—	1,694,783	—
U.S. Government Securities	518,419,090	—	518,419,090	—
Short-Term Investments	35,630,481	7,487,813	28,142,668	—
Foreign Currency Contracts(2)	947,880	—	947,880	—
Futures Contracts(2)	54,696	54,696	—	—
Swaps - Credit Default(2)	511,252	—	511,252	—
Swaps - Interest Rate(2)	513,415	—	513,415	—

Total	$624,330,656	$7,542,509	$616,788,147	$—

Liabilities
Bond Forward Contracts(2)	$(112,656)	$—	$(112,656)	$—
Foreign Currency Contracts(2)	(545,905)	—	(545,905)	—
Futures Contracts(2)	(120,360)	(120,360)	—	—
Swaps - Interest Rate(2)	(110,297)	—	(110,297)	—

Total	$(889,218)	$(120,360)	$(768,858)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

116

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0%
		Alabama - 0.9%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$166,124

		Alaska - 0.6%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	118,354

		Arizona - 1.2%
	200,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	239,456

		California - 7.4%
	250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	298,793
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	163,934
	100,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	111,554
	250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	282,770
	45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	53,390
		Orange County Community Facs Dist Special Tax
	100,000	5.00%, 08/15/2023	118,451
	150,000	5.00%, 08/15/2033(2)	170,196
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,118
	255,000	San Joaquin Hills Transportation Corridor Agency 0.00%, 01/15/2025(1)	198,948

			1,408,154

		Colorado - 2.2%
	110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,305
	150,000	Denver Convention Center Hotel Auth Rev 5.00%, 12/01/2040(2)	168,402
	25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	27,472
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	116,547

			423,726

		Connecticut - 2.4%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	57,741
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(3)	101,037
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	303,175

			461,953

		Florida - 3.9%
	100,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	113,490
	200,000	City of Port State Lucie, FL 4.00%, 07/01/2027	219,298
		County of Lee, FL, Airport Rev
	125,000	5.00%, 10/01/2032	145,161
	100,000	5.00%, 10/01/2033	115,535

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Florida - 3.9% - (continued)
$		County of Miami-Dade, FL, Aviation Rev	$
	15,000	5.00%, 10/01/2029		17,573
	15,000	5.00%, 10/01/2031		17,343
	20,000	5.00%, 10/01/2032		23,023
	20,000	5.00%, 10/01/2033		22,939
	65,000	County of Miami-Dade, FL, Seaport Department Rev 5.00%, 10/01/2023		76,517

				750,879

		Georgia - 0.6%
	70,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(4)		71,544
	45,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039		47,841

				119,385

		Idaho - 1.3%
	250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017		257,098

		Illinois - 20.9%
	250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041		276,730
	100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029		118,674
	250,000	Chicago, IL, Park Dist GO 5.00%, 01/01/2020		267,427
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020		83,528
	160,000	5.25%, 12/01/2024		182,331
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026		264,570
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018		111,894
		Cook County, IL, Community High School Dist No 212 Leyden
	105,000	5.00%, 12/01/2027		122,585
	170,000	5.00%, 12/01/2030		195,408
	105,000	County of Cook, IL, GO 5.00%, 11/15/2028		114,295
		Illinois Finance Auth Rev
	90,000	4.50%, 05/15/2020		94,980
	15,000	5.00%, 07/01/2018		16,012
	150,000	5.00%, 11/15/2030		176,262
	150,000	5.00%, 02/15/2033		165,869
	245,000	5.00%, 08/15/2035		282,169
	150,000	5.00%, 10/01/2041		174,156
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023		117,623
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024		180,540
	125,000	Metropolitan Pier & Exposition Auth 0.00%, 06/15/2020(1)		112,478
	125,000	Regional Transportation Auth Rev 6.25%, 07/01/2022		155,416
		State of Illinois, GO
	100,000	5.00%, 07/01/2017		102,278
	250,000	5.00%, 05/01/2029		269,237
	250,000	State of Illinois, Sales Tax Rev 5.00%, 06/15/2025		295,580

The accompanying notes are an integral part of these financial statements.

117

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Illinois - 20.9% - (continued)
$	90,000	University of Illinois, IL, Auxiliary Facs, Rev 5.00%, 04/01/2024	$105,107

			3,985,149

		Indiana - 0.5%
	85,000	Indianapolis Airport Auth Rev 4.75%, 01/01/2030	91,582

		Louisiana - 2.6%
		Louisiana Public Facilities Auth Rev
	100,000	5.00%, 05/15/2047	112,760
	40,000	6.38%, 05/15/2031	49,126
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA 5.75%, 11/15/2030	106,669
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	108,863
	100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	115,039

			492,457

		Massachusetts - 1.7%
	100,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	108,987
	200,000	Massachusetts State, PA 4.00%, 07/01/2046	206,968

			315,955

		Michigan - 3.5%
	150,000	Great Lakes Water Auth Water Supply System Rev 5.00%, 07/01/2046	170,013
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	162,310
	100,000	5.00%, 07/01/2035	112,311
	100,000	5.00%, 05/15/2038	112,157
	50,000	State of Michigan 5.00%, 03/15/2027	62,283
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,504

			660,578

		Minnesota - 1.2%
	100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019	104,536
	20,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	22,603
	50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	55,808
	100,000	Sartell, MN, Independent School Dist No 748 0.00%, 02/01/2035(1)	55,734

			238,681

		Nebraska - 0.6%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	116,774

		Nevada - 1.9%
	95,000	Clark County, NV 2.25%, 12/01/2019	96,904

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Nevada - 1.9% - (continued)
$	250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	$261,705

			358,609

		New Jersey - 4.1%
	205,000	City of Bayonne NJ 5.00%, 07/01/2034	237,480
	285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	307,162
		New Jersey Health Care Facilities Financing Auth Rev
	150,000	5.00%, 07/01/2022	177,405
	50,000	5.25%, 07/01/2026	59,152

			781,199

		New York - 5.7%
	100,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	126,293
	40,000	Long Island Power Auth 1.25%, 05/01/2033(4)	39,921
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	123,171
	70,000	5.25%, 11/15/2040	80,029
	130,000	New York City Transitional Finance Authority Future Tax Secured Rev 5.00%, 11/01/2038	153,570
	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	114,495
		New York State Dormitory Auth Rev
	150,000	5.00%, 03/15/2031	181,244
	100,000	5.00%, 05/01/2043	113,934
	75,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	78,856
	80,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	78,842

			1,090,355

		North Carolina - 0.2%
	25,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(2)	30,103

		Ohio - 4.3%
	200,000	American Municipal Power, Inc. 4.00%, 02/15/2036	213,418
		Buckeye, OH, Tobacco Settlement FA
	250,000	6.00%, 06/01/2042	236,280
	150,000	6.50%, 06/01/2047	149,004
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	69,807
	55,000	5.00%, 01/01/2023	65,078
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	74,749
	25,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(4)	23,497

			831,833

		Pennsylvania - 5.5%
		Beaver County, PA, Industrial Dev Auth Rev
	50,000	2.50%, 12/01/2041(4)	49,307
	50,000	2.70%, 04/01/2035(4)	47,139

The accompanying notes are an integral part of these financial statements.

118

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Pennsylvania - 5.5% - (continued)
$	100,000	Montgomery County Industrial Development Auth Rev 5.00%, 12/01/2025	$117,001
	150,000	Pennsylvania Higher Educational Facilities Auth Rev 5.00%, 05/01/2025	182,639
		Pennsylvania Turnpike Commission Rev
	250,000	1.61%, 12/01/2021(4)	249,417
	150,000	5.00%, 12/01/2025	184,110
	90,000	5.00%, 12/01/2031	106,448
	115,000	School District of Philadelphia 5.00%, 09/01/2019	124,700

			1,060,761

		Puerto Rico - 0.7%
	200,000	Commonwealth of Puerto Rico 6.00%, 07/01/2039	127,500

		Rhode Island - 1.0%
	180,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	187,002

		Tennessee - 2.3%
	150,000	Shelby Counnty, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025	165,873
	250,000	Tennessee Housing Dev Agency Rev 3.50%, 01/01/2047	269,000

			434,873

		Texas - 11.6%
	150,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 08/15/2030	167,346
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	278,407
	200,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2031	231,456
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	273,617
	100,000	Harris County-Houston Sports Auth Rev 5.00%, 11/15/2020	114,620
	75,000	Kerrville Health Facs Dev Corp. 5.00%, 08/15/2023	86,175
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	172,437
	100,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	113,468
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	205,191
	180,000	Northside Independent School Dist 1.65%, 08/01/2045(4)	181,424
	100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	101,287
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	299,417

			2,224,845

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Virginia - 0.5%
$	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(4)	$91,013

		Washington - 3.7%
	300,000	State of Washington, GO 5.00%, 08/01/2032	364,785
	95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	97,216
	115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	139,154
	100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(3)	106,459

			707,614

		Total Municipal Bonds (cost $17,425,518)	$17,772,012

		Total Long-Term Investments (cost $17,425,518)	$17,772,012

SHORT-TERM INVESTMENTS - 7.5%
		Other Investment Pools & Funds - 7.5%
	1,424,374	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,424,374

		Total Short-Term Investments (cost $1,424,374)	$1,424,374

Total Investments (cost $18,849,892)^	100.5%	$19,196,386
Other Assets and Liabilities	(0.5)%	(89,892)

Total Net Assets	100.0%	$19,106,494

The accompanying notes are an integral part of these financial statements.

119

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $18,849,892 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$435,222
Unrealized Depreciation	(88,728)

Net Unrealized Appreciation	$346,494

(1)	Security is a zero-coupon bond.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $367,990 at October 31, 2016.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $207,496, which represents 1.1% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$17,772,012	$—	$17,772,012	$—
Short-Term Investments	1,424,374	1,424,374	—	—

Total	$19,196,386	$1,424,374	$17,772,012	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

121

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4%
		Alabama - 0.7%
$	1,615,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2026	$1,887,967
	2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,058,460
	1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034(1)	1,544,020

			5,490,447

		Alaska - 0.3%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,409,640

		Arizona - 1.5%
		Arizona State Health Fac Auth
	2,000,000	5.00%, 12/01/2029	2,378,120
	2,000,000	5.00%, 12/01/2030	2,368,440
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	269,261
	380,000	Maricopa County Industrial Dev Auth 5.25%, 07/01/2032	390,253
	1,400,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,652,756
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,542,070
	855,000	Salt Verde Financial Corp. 5.25%, 12/01/2020	970,459

			11,571,359

		California - 9.6%
		Alameda Corridor Transportation Auth
	600,000	5.00%, 10/01/2024	720,396
	500,000	5.00%, 10/01/2025	605,510
	2,500,000	Alhambra, CA, Unified School District 0.00%, 08/01/2036(2)	1,269,950
	1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047(1)	1,155,727
		California County, CA, Tobacco Securitization
	175,000	4.00%, 06/01/2017	177,821
	800,000	4.00%, 06/01/2018	833,488
	1,000,000	5.00%, 06/01/2022	1,159,870
		California State Communities DA Rev
	955,000	1.35%, 04/01/2036(1)	874,398
	1,000,000	5.63%, 10/01/2032	1,104,680
	4,985,000	California State GO 6.50%, 04/01/2033	5,636,490
	1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,690,935
	1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,157,170
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,382,000
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,253,600
	2,500,000	California Statewide Communities Dev Auth Rev 5.25%, 12/01/2056(3)	2,782,300

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		California - 9.6% - (continued)
$	910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	$1,079,670
	660,000	Foothill-Eastern, CA, Transportation Corridor Agency 5.00%, 01/15/2053(1)	676,388
	5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	4,921,900
		Hemet, CA, Unif School Dist FA Special Tax
	1,440,000	5.00%, 09/01/2030	1,638,259
	535,000	5.00%, 09/01/2031	605,727
	5,225,000	Long Beach, CA, FA Natural Gas 2.00%, 11/15/2027(1)	4,953,300
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,147,350
		Orange County Community Fac Dist
	1,000,000	5.00%, 08/15/2034	1,136,830
	1,000,000	5.00%, 08/15/2036(4)	1,124,010
	2,500,000	5.00%, 08/15/2041(4)	2,788,100
	480,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	485,650
	500,000	Port of Oakland, CA 5.00%, 05/01/2023	589,365
	1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	1,209,900
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,340,521
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,195,360
	3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,407,610
		San Diego, CA, Unified School District
	805,000	4.00%, 07/01/2034	895,176
	865,000	4.00%, 07/01/2035	959,060
	875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	1,028,440
		San Jose, CA, Redev Agency
	2,575,000	5.00%, 08/01/2022	2,652,919
	500,000	6.50%, 08/01/2023	546,420
		San Mateo Joint Powers Financing Auth
	1,250,000	5.00%, 06/15/2029	1,550,562
	1,250,000	5.00%, 06/15/2030	1,545,512
	1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,545,863
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	548,615
	500,000	5.00%, 09/01/2022	573,220
	500,000	5.00%, 09/01/2023	580,380
	1,095,000	5.00%, 09/01/2028	1,264,079
	1,500,000	Stockton Redev. Agcy. Successor Agcy. 5.00%, 09/01/2029(4)	1,781,745
		Tustin, CA, Community Facilities District
	775,000	5.00%, 09/01/2020	877,068
	600,000	5.00%, 09/01/2021	693,498
	3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037(1)	3,000,000

			72,146,832

		Colorado - 2.1%
	10,000,000	City of Colorado Springs CO Utilities System Rev. 0.68%, 11/01/2026(1)	10,000,000

The accompanying notes are an integral part of these financial statements.

122

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Colorado - 2.1% - (continued)
$	1,330,000	Colorado Health Fac Auth 1.61%, 10/01/2039(1)	$1,324,148
	1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,070,450
	800,000	Denver, CO, Convention Center Hotel Auth. 5.00%, 12/01/2027(4)	936,568
	2,000,000	Park Creek Metropolitan District 5.00%, 12/01/2029	2,324,400

			15,655,566

		Connecticut - 2.3%
	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	6,050,250
	475,000	City of New Britain, CT, GO 5.00%, 03/01/2017	481,275
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,117,738
		Connecticut Housing FA
	860,000	4.00%, 11/15/2044	927,260
	1,995,000	4.00%, 11/15/2045	2,145,862
	700,000	Connecticut State Health & Educational Fac Auth 2.88%, 09/01/2020(3)	703,038
	2,250,000	State of Connecticut, GO 5.00%, 05/15/2025	2,727,945
	1,000,000	Town of Hamden, CT 4.00%, 08/15/2018	1,045,980

			17,199,348

		District of Columbia - 0.4%
		Metropolitan Washington, DC, Airport Auth System Rev
	1,000,000	5.00%, 10/01/2020	1,138,580
	1,450,000	5.00%, 10/01/2022	1,720,686

			2,859,266

		Florida - 5.4%
	2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,425,300
		City of Port State Lucie, FL,
	2,410,000	4.00%, 07/01/2028	2,621,309
	2,415,000	4.00%, 07/01/2029	2,603,563
		Collier County, FL, Industrial Development Auth
	200,000	6.25%, 05/15/2035(3)	205,040
	500,000	6.50%, 05/15/2020(3)	502,225
	500,000	7.00%, 05/15/2024(3)	569,715
	2,045,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,169,213
	1,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,198,382
	125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036(1)	125,191
	1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,907,953
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(3)	2,060,140
	2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,156,921

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Florida - 5.4% - (continued)
$	2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	$2,405,880
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,859,375
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	107,500
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,203,600
	3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,580,710
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,162,210
	2,500,000	5.00%, 10/01/2026	2,856,175
	200,000	5.00%, 10/01/2035	221,744
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,459,120
	2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,540,089
	1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,167,600
	715,000	River Bend Community Development Dist, FL, Capital Improvement Rev 7.13%, 11/01/2015*	92,235
	375,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	376,103
	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	944,120

			40,521,413

		Georgia - 0.8%
	2,860,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	2,923,092
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,680,000
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,599,090

			6,202,182

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,166,140

		Idaho - 0.1%
	1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,152,670

		Illinois - 13.5%
	790,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	836,958
		Chicago Midway International Airport
	500,000	5.00%, 01/01/2021	565,790
	1,420,000	5.00%, 01/01/2031	1,643,494
	2,545,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2030	3,001,700
		Chicago Park Dist
	1,000,000	4.00%, 01/01/2017	1,004,430
	500,000	5.25%, 01/01/2037	538,000
		Chicago Transit Auth
	3,000,000	5.00%, 06/01/2020	3,331,170
	800,000	5.25%, 12/01/2027	907,552
	5,000,000	5.25%, 12/01/2028	5,649,250

The accompanying notes are an integral part of these financial statements.

123

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Illinois - 13.5% - (continued)
		Chicago, IL, Board of Education
$	1,510,000	5.00%, 12/01/2042	$1,321,099
	1,625,000	6.00%, 01/01/2020	1,704,690
	275,000	Chicago, IL, Park Dist GO 5.00%, 01/01/2020	294,170
		Chicago, IL, Park Dist, GO
	65,000	5.00%, 01/01/2019	69,545
	700,000	5.00%, 01/01/2025	810,096
	2,750,000	5.00%, 01/01/2026	3,157,303
	100,000	5.00%, 01/01/2036	107,609
	2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,779,335
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,714,739
	700,000	5.00%, 12/01/2023	727,678
	2,000,000	5.00%, 01/01/2024	2,131,060
	1,000,000	5.50%, 01/01/2040	1,039,210
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	816,694
	1,785,000	5.00%, 01/01/2029	2,025,065
		City of Chicago, IL, Waterworks Rev
	615,000	5.00%, 11/01/2017	616,820
	135,000	5.00%, 11/01/2023	154,976
	1,000,000	5.00%, 11/01/2027	1,185,840
	1,020,000	5.00%, 11/01/2028	1,178,161
	1,000,000	Cook Cnty. Community High School Dist. No 212 Leyden 5.00%, 12/01/2034	1,133,300
	3,465,000	Cook County, IL, Community Consolidated School Dist 5.00%, 12/01/2024	4,187,938
	1,775,000	Cook County, IL, Community High School Dist No. 212 Leyden 5.00%, 12/01/2026	2,082,128
	3,415,000	Cook County, IL, GO 5.00%, 11/15/2027	4,022,392
	1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,562,022
	700,000	Illinois FA Rev, Depaul University Rev 5.00%, 10/01/2028	854,833
	3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,167,760
		Illinois Finance Auth
	1,000,000	5.00%, 11/15/2023	1,217,140
	1,240,000	7.75%, 08/15/2034	1,467,652
	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(2)	3,001,400
		Illinois State FA Rev
	4,000,000	5.00%, 02/15/2027	4,618,920
	665,000	5.00%, 11/15/2028	794,522
	1,650,000	5.00%, 11/15/2031	1,926,557
	1,500,000	5.00%, 11/15/2033	1,734,150
	1,510,000	5.00%, 11/15/2034	1,734,522
		Illinois State GO
	1,500,000	5.00%, 01/01/2022	1,596,780
	1,500,000	5.00%, 08/01/2025	1,630,740
	1,500,000	5.25%, 01/01/2021	1,637,175
	1,455,000	6.50%, 06/15/2022	1,671,082

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Illinois - 13.5% - (continued)
$	1,000,000	Illinois State Toll Highway Auth 5.00%, 12/01/2031	$1,190,000
	2,800,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	3,187,352
	1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,466,275
	1,665,000	Kendall Kane & Will County, IL, Community Unit School District 5.00%, 02/01/2034	1,924,757
		Metropolitan Pier & Exposition Auth
	1,120,000	0.00%, 06/15/2020(2)	1,007,798
	2,000,000	0.00%, 06/15/2027(2)	1,331,360
	1,650,000	5.00%, 12/15/2020	1,827,408
		Metropolitan Water Reclamation District of Greater Chicago
	5,000,000	5.00%, 12/01/2027	6,192,850
	2,530,000	5.00%, 12/01/2031	2,854,270
	985,000	State of Illinois 5.00%, 02/01/2026	1,076,792

			101,412,309

		Indiana - 1.6%
	2,000,000	City of Whiting, IN 5.00%, 03/01/2046(1)	2,316,240
	1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,193,920
	1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,838,980
	1,000,000	Indianapolis Local Public Improvement Bond Bank 5.00%, 01/01/2031	1,181,340
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,158,690
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	883,422
	2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042(3)	2,081,660
	1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044(1)	1,008,790

			11,663,042

		Kansas - 0.4%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,208,300
	1,390,000	5.00%, 09/01/2028	1,674,700

			2,883,000

		Kentucky - 0.5%
	350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	359,009
	1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033(1)	1,713,813
	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,745,083

			3,817,905

		Louisiana - 2.5%
	2,000,000	City of Shreevport, LA, Water & Sewer Revenue 5.00%, 12/01/2027	2,414,620

The accompanying notes are an integral part of these financial statements.

124

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Louisiana - 2.5% - (continued)
$	2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	$2,552,225
	975,000	Louisiana State Local Gov’t Environmental Facs & Community DA 5.75%, 11/15/2030	1,040,023
	1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,873,287
		New Orleans, LA, Aviation Board
	750,000	5.00%, 01/01/2034	853,185
	2,500,000	6.00%, 01/01/2023	2,755,750
		State of Louisiana
	2,000,000	5.00%, 08/01/2027	2,443,520
	4,000,000	5.00%, 12/01/2031	4,762,720

			18,695,330

		Maryland - 0.3%
	480,000	Maryland Economic Dev. Corp. 4.00%, 06/01/2020	522,168
	1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,545,510

			2,067,678

		Massachusetts - 2.4%
	6,915,000	Commonwealth of Massachusetts 0.97%, 11/01/2020(1)	6,879,042
	2,650,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	2,888,155
		Massachusetts Dev. Finance Agcy.
	165,000	4.00%, 07/15/2036	185,894
	1,000,000	5.00%, 07/01/2029	1,165,710
	2,000,000	5.00%, 07/01/2030	2,311,460
		Massachusetts State Development Fin Agency Rev
	1,200,000	5.00%, 01/01/2019	1,294,296
	1,200,000	8.00%, 04/15/2031	1,441,620
		Massachusetts State PA
	455,000	4.00%, 07/01/2022	514,660
	385,000	5.00%, 07/01/2021	445,249
	650,000	5.00%, 07/01/2023	774,572

			17,900,658

		Michigan - 3.9%
	250,000	City of Detriot, MI, Distributable State Aid GO 4.25%, 11/01/2021	260,408
	4,000,000	Great Lakes, MI, Water Auth. Water Supply System Rev. 5.00%, 07/01/2029	4,740,240
	4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,013,160
		Michigan FA
	1,000,000	5.00%, 07/01/2018	1,060,080
	2,700,000	5.00%, 10/01/2030	3,137,535
		Michigan Finance Auth
	2,165,000	5.00%, 04/01/2020	2,403,042
	665,000	5.00%, 07/01/2027	788,038
	665,000	5.00%, 07/01/2028	781,275
	650,000	5.00%, 07/01/2029	752,329
		Michigan St FA
	2,555,000	5.00%, 06/01/2033	2,943,871
	1,000,000	5.00%, 06/01/2034	1,148,520

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Michigan - 3.9% - (continued)
$	735,000	Michigan State Building Auth 5.00%, 04/15/2027	$912,061
	2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	2,266,240
	1,415,000	State of Michigan 5.00%, 03/15/2027	1,762,609
	1,690,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	1,996,026

			28,965,434

		Minnesota - 0.5%
		City of Rochester, MN, Healthcare & Housing Rev Fac
	250,000	2.00%, 12/01/2018	250,042
	250,000	4.00%, 12/01/2019	261,340
	940,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	1,062,341
		Sartell, MN, Independent School District No. 748
	1,410,000	0.00%, 02/01/2029(2)	1,004,343
	1,850,000	0.00%, 02/01/2030(2)	1,265,104

			3,843,170

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,176,617

		Missouri - 0.5%
	3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,897,670

		Nevada - 0.8%
		Clark County, NV
	1,040,000	2.25%, 12/01/2019	1,060,842
	1,000,000	2.50%, 12/01/2018	1,022,030
	750,000	3.00%, 12/01/2017	763,762
		Las Vegas, NV, Spl Impt Dist
	360,000	5.00%, 06/01/2027	385,999
	690,000	5.00%, 06/01/2029	730,538
	390,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	393,900
	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,323,708

			5,680,779

		New Jersey - 2.6%
	100,000	New Jersey Economic Dev Auth 2.27%, 02/01/2018(1)	100,408
	250,000	New Jersey Economic Dev. Auth. 4.00%, 07/15/2018	259,078
	2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,116,404
	550,000	New Jersey State Building Auth Rev 4.00%, 06/15/2018	569,365
	960,000	New Jersey State Econ DA 4.88%, 09/15/2019	1,015,402
	2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,328,320

The accompanying notes are an integral part of these financial statements.

125

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		New Jersey - 2.6% - (continued)
		New Jersey State Transportation Trust Fund Auth
$	5,000,000	0.00%, 12/15/2032(2)	$2,620,150
	1,000,000	5.00%, 09/15/2017(4)	1,033,000
		New Jersey Transportation Trust Fund Auth
	3,000,000	5.00%, 06/15/2018	3,153,210
	4,940,000	5.00%, 06/15/2021	5,168,870

			19,364,207

		New Mexico - 0.5%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,234,750
	865,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	913,578

			4,148,328

		New York - 11.1%
		City of New York, NY
	8,050,000	0.69%, 08/01/2031(1)	8,050,000
	4,000,000	6.25%, 10/15/2028	4,411,916
	5,170,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	6,529,348
	1,460,000	Long Island Power Auth 1.25%, 05/01/2033(1)	1,457,124
	940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	1,013,508
	1,000,000	New York City, NY, Transitional Fin Auth 5.00%, 07/15/2026	1,245,220
		New York Metropolitan Transportation Auth Rev
	2,100,000	5.00%, 11/15/2020	2,403,450
	5,000,000	5.25%, 11/15/2027	6,449,550
	980,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,030,882
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,948,472
	2,000,000	5.00%, 12/15/2027	2,389,540
	970,000	5.00%, 03/15/2028	1,025,804
	7,000,000	5.00%, 03/15/2030	8,578,700
	6,305,000	5.00%, 03/15/2031	7,645,875
	860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026(1)	878,146
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(3)	1,745,541
		New York State Thruway Auth
	1,000,000	4.00%, 01/01/2037	1,065,510
	1,000,000	5.00%, 01/01/2019	1,085,070
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,212,430
	1,825,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	1,918,823
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,245,897
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,355,825
	2,500,000	Sales Tax Asset Receivable Corp. 5.00%, 10/15/2029	3,102,650
	245,000	Syracuse, NY, Industrial Dev. Agcy. 5.00%, 01/01/2029	283,137

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		New York - 11.1% - (continued)
		Town of Oyster Bay, NY, GO
$	100,000	2.25%, 03/01/2017	$99,568
	285,000	2.50%, 03/01/2018	280,736
	25,000	2.50%, 03/01/2019	24,533
	615,000	2.63%, 03/01/2020	599,920
	400,000	3.00%, 08/15/2017	398,540
	500,000	3.00%, 03/01/2018	508,295
	100,000	3.00%, 08/15/2018	99,550
	205,000	3.00%, 08/15/2019	203,155
	175,000	3.00%, 08/15/2020	172,468
	115,000	3.50%, 03/15/2017	115,077
	50,000	3.75%, 12/01/2018	50,487
	275,000	5.00%, 02/15/2018	280,500
	95,000	5.00%, 03/15/2019	98,798
	2,340,000	5.00%, 08/15/2024	2,769,507
	2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,473,975
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(3)	852,477
	2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	2,000,820
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	924,250
	1,000,000	5.00%, 03/15/2021	1,145,560

			83,170,634

		North Carolina - 0.7%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,447,934
	1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,684,889
	1,175,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(4)	1,414,841
	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,081,930

			5,629,594

		Ohio - 3.1%
	2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	2,349,400
		Buckeye, OH, Tobacco Settlement FA
	4,000,000	5.88%, 06/01/2047	3,749,880
	6,680,000	6.00%, 06/01/2042	6,313,402
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022	1,355,419
	1,060,000	5.00%, 01/01/2023	1,254,234
	345,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	434,859
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,868,737
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,504,280
	2,275,000	Lancaster, OH, Gas Rev 0.95%, 02/01/2019(1)	2,260,281
	1,085,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(1)	1,019,748

			23,110,240

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Oregon - 0.3%
		Port of Portland, OR, Airport Rev
$	1,000,000	5.00%, 07/01/2031	$1,161,180
	750,000	5.00%, 07/01/2032	868,072

			2,029,252

		Other U.S. Territories - 0.1%
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	742,287

		Pennsylvania - 6.3%
	500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	552,035
	955,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,034,084
	945,000	Allegheny County, PA, Port Authority 5.00%, 03/01/2019	1,026,034
		Beaver County, PA, Industrial Dev Auth Rev
	1,900,000	2.50%, 12/01/2041(1)	1,873,666
	1,930,000	2.70%, 04/01/2035(1)	1,819,546
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,368,694
	1,285,000	5.00%, 11/15/2021	1,470,027
	1,345,000	5.00%, 11/15/2022	1,566,602
	2,000,000	Commonwealth FA, PA, 5.00%, 06/01/2026	2,365,200
	3,000,000	Commonwealth of Pennsylvania 5.00%, 09/15/2027	3,666,810
	1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,367,349
	2,410,000	Montgomery County, PA, Industrial Dev Auth 5.00%, 12/01/2046	2,644,348
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,591,145
		Pennsylvania State Turnpike Commission Rev
	575,000	1.51%, 12/01/2020(1)	573,125
	2,000,000	1.53%, 12/01/2021(1)	1,987,960
	300,000	5.00%, 12/01/2027	364,092
	1,335,000	6.00%, 06/01/2028	1,442,080
		Pennsylvania Turnpike Commission
	1,000,000	5.00%, 12/01/2029	1,202,700
	1,590,000	5.00%, 12/01/2030	1,898,349
	2,000,000	5.00%, 12/01/2033	2,345,620
	925,000	Pennsylvania Turnpike Commission Rev 1.61%, 12/01/2021(1)	922,845
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	835,875
	800,000	6.50%, 04/01/2034	892,744
	1,635,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2023(4)	1,873,416
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,820,432
	750,000	5.00%, 09/01/2023	868,762
		School Dist. of Philadelphia
	150,000	3.00%, 09/01/2019	154,436
	3,500,000	5.00%, 09/01/2017	3,598,280
	1,560,000	5.00%, 09/01/2022	1,775,670
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,059,730

			46,961,656

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Puerto Rico - 0.8%
		Commonwealth of Puerto Rico
$	3,685,000	5.75%, 07/01/2038*	$2,330,763
	5,545,000	6.00%, 07/01/2039	3,534,937

			5,865,700

		Rhode Island - 1.1%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,555,396
	1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,094,330
	1,900,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2027	2,256,535
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,582,320
	1,655,000	Rhode Island State Health & Educational Bldg Corp. 4.00%, 05/15/2017	1,675,655

			8,164,236

		South Carolina - 0.8%
	4,500,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	4,515,165
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
	1,000,000	South Carolina State Public Service Auth 5.00%, 12/01/2029	1,212,690

			6,145,125

		South Dakota - 0.7%
	2,995,000	South Dakota Housing Dev Auth 3.50%, 11/01/2046	3,167,422
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,154,030
	1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,165,950

			5,487,402

		Tennessee - 1.2%
		Shelby Cnty. Health Educational & Housing Facs. Board
	1,000,000	4.00%, 09/01/2031	973,730
	1,000,000	5.00%, 09/01/2037	1,058,860
	5,000,000	Tennessee Housing Dev Agency Rev 3.50%, 01/01/2047	5,380,000
	1,440,000	Tennessee Housing Dev. Agcy. 3.50%, 01/01/2047	1,543,406

			8,955,996

		Texas - 11.5%
	1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	1,196,100
	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)	1,586,625
	1,395,000	City of Houston, TX, Ref 5.00%, 03/01/2027	1,722,727
	500,000	Clifton Higher Education Finance Corp. 4.00%, 08/15/2031	549,225
	5,000,000	Dallas Cnty. Utility & Reclamation Dist. 5.00%, 02/15/2027(4)	6,113,250
	1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034(1)	1,256,813

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Texas - 11.5% - (continued)
$	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	$1,848,045
	1,000,000	Denton Independent School Dist. 0.00%, 08/15/2020(2)	953,950
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,938,375
	250,000	5.00%, 11/15/2032	284,500
	350,000	5.00%, 11/15/2034	393,523
	5,000,000	Houston Independent School Dist 1.38%, 06/01/2037(1)	5,006,950
	2,165,000	Irving Independent School Dist 5.00%, 02/15/2027	2,706,488
	1,500,000	Kerrville Health Fac Dev Corp. 5.00%, 08/15/2035	1,653,285
		New Hope Cultural Education Facilities Finance Corp.
	700,000	1.85%, 11/01/2020	692,531
	1,000,000	5.00%, 11/01/2046	1,100,720
	1,000,000	New Hope Cultural Education Facs. Finance Corp. 3.25%, 11/15/2022(4)	996,730
	2,375,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	2,694,865
		North East Texas Regional Mobility Auth
	1,090,000	5.00%, 01/01/2024	1,284,816
	1,200,000	5.00%, 01/01/2025	1,430,916
	1,870,000	5.00%, 01/01/2026	2,252,303
	1,965,000	5.00%, 01/01/2027	2,345,404
		North Texas Tollway Auth Rev
	2,995,000	5.00%, 01/01/2022	3,523,438
	2,500,000	5.00%, 01/01/2030	2,934,225
	1,250,000	6.10%, 01/01/2028	1,384,043
	5,000,000	North Texas Tollway Auth. 0.00%, 01/01/2032(2)	2,950,300
		Permanent Univ. Fund
	3,000,000	5.00%, 07/01/2026	3,766,650
	2,000,000	5.00%, 07/01/2027	2,491,120
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,283,822
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,682,614
	1,115,000	5.00%, 05/15/2031	1,353,298
	1,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026	1,238,090
		Tarrant County, TX, Cultural Education Fac
	610,000	3.88%, 11/15/2020	615,935
	2,000,000	5.00%, 10/01/2034	2,221,740
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,457,701
	1,500,000	Texas State Transportation Commission 0.98%, 04/01/2032(1)	1,499,925
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,426,062
	2,500,000	Texas State Transportation Commission, GO 1.01%, 10/01/2041(1)	2,487,625
	2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,464,340

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Texas - 11.5% - (continued)
$	1,000,000	Univ. of Texas System 5.00%, 08/15/2026	$1,276,570
	2,445,000	Willis Independent School Dist. 5.00%, 02/15/2027	3,056,519
	3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018(2)	3,428,530

			86,550,688

		Utah - 0.4%
	2,925,000	Utah Housing Corp. 4.00%, 01/01/2045	3,139,783

		Vermont - 0.5%
	2,800,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	3,004,708
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(3)	900,450

			3,905,158

		Virginia - 0.3%
	1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	1,955,398

		Washington - 2.6%
	2,060,000	Chelan County, WA, Public Utility District No. 1 0.00%, 06/01/2028(2)	1,529,241
		Grant County, WA, Utility Dist 2
	1,825,000	5.00%, 01/01/2022	2,136,108
	1,905,000	5.00%, 01/01/2023	2,275,827
	3,000,000	State of Washington, GO 5.00%, 07/01/2033	3,583,470
		Washington State Health Care Fac Auth Rev
	1,295,000	5.00%, 01/01/2026	1,566,989
	780,000	5.00%, 07/01/2028	893,061
	2,000,000	5.00%, 03/01/2029	2,342,560
	3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037	3,720,744
	1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045(3)	1,228,280

			19,276,280

		West Virginia - 0.5%
	2,000,000	West Virginia Economic Dev. Auth 1.70%, 01/01/2041(1)	1,975,060
	1,740,000	West Virginia Economic Development Auth 1.90%, 03/01/2040(1)	1,748,596

			3,723,656

		Wisconsin - 1.7%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,082,397
	1,500,000	Public Finance Auth 5.00%, 09/01/2025(3)	1,702,440
	1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028	2,043,060
		Wisconsin State
	2,685,000	5.75%, 05/01/2033	2,980,833
	1,295,000	6.00%, 05/01/2036	1,445,945

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Wisconsin - 1.7% - (continued)
$	2,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	$2,428,320

			12,682,995

		Total Municipal Bonds (cost $706,855,072)	$730,387,070

		Total Long-Term Investments (cost $706,855,072)	$730,387,070

SHORT-TERM INVESTMENTS - 4.1%
		Other Investment Pools & Funds - 4.1%
	31,283,272	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$31,283,272

		Total Short-Term Investments (cost $31,283,272)	$31,283,272

Total Investments (cost $738,138,344)^	101.5%	$761,670,342
Other Assets and Liabilities	(1.5)%	(11,572,313)

Total Net Assets	100.0%	$750,098,029

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $738,138,344 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,482,351
Unrealized Depreciation	(4,950,353)

Net Unrealized Appreciation	$23,531,998

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $15,333,306, which represents 2.0% of total net assets.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,102,578 at October 31, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$730,387,070	$—	$730,387,070	$—
Short-Term Investments	31,283,272	31,283,272	—	—

Total	$761,670,342	$31,283,272	$730,387,070	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Real Return Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7%
		Alabama - 0.9%
$	1,500,000	County of Jefferson, AL, Sewer Rev 5.00%, 10/01/2018	$1,583,070

		Alaska - 0.9%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	407,616
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,194,280

			1,601,896

		Arizona - 0.9%
	1,000,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	1,109,400
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	269,261
	201,000	Sundance, AZ, Community Fac Dist 7.13%, 07/01/2027(1)	201,113

			1,579,774

		California - 13.1%
		California State Communities DA Rev
	570,000	1.35%, 04/01/2036(2)	521,892
	1,000,000	5.00%, 10/01/2022	1,110,430
	250,000	5.50%, 07/01/2037(3)	3
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	531,055
	1,000,000	California State Health Facilities 6.00%, 07/01/2029	1,127,290
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	191,049
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,646,525
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	335,961
	315,000	Elk Grove, CA, Finance Auth 5.00%, 09/01/2031	375,924
	435,000	Foothill-Eastern, CA, Transportation Corridor Agency 5.00%, 01/15/2053(2)	445,801
	425,000	Golden State, CA, Tobacco Securitization Corp. 5.00%, 06/01/2017	435,417
	1,000,000	Hemet, CA, Unif School Dist FA Special Tax 5.00%, 09/01/2031	1,132,200
	400,000	Huntington Park, CA, Public FA Rev 5.25%, 09/01/2019	401,380
	1,100,000	Los Angeles, CA, Regional Airports Improvement Corp. 5.00%, 01/01/2020	1,210,517
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,147,350
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	547,910
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	517,560
	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,208

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		California - 13.1% - (continued)
$	1,120,000	San Francisco City & County, CA, Redev FA 6.50%, 08/01/2032	$1,276,486
	290,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	340,854
	1,000,000	San Jose, CA, Redev Agency 6.50%, 08/01/2019	1,095,960
	665,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	770,037
	500,000	Santa Margarita, CA, Water Dist Special Tax 5.00%, 09/01/2024	579,700
	500,000	5.00%, 09/01/2025	575,965
	970,000	5.00%, 09/01/2028	1,119,778
	500,000	Southern California State Public Power Auth 5.00%, 07/01/2023	542,645
	225,000	Temecula, CA, Redev Agency Tax Allocation Rev 5.63%, 12/15/2038	227,707
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,106,230
	700,000	Twin Rivers, CA, Unif School Dist Certificates of Participation 3.20%, 06/01/2035(2)	701,645
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,410,487
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,095,490

			22,581,456

		Colorado - 0.5%
	200,000	Denver, CO, Convention Center Hotel Auth. 5.00%, 12/01/2027(4)	234,142
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	672,672

			906,814

		Connecticut - 2.8%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,815,075
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,097,069
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,039,280
	750,000	State of Connecticut, GO 5.00%, 05/15/2025	909,315

			4,860,739

		District of Columbia - 2.6%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)	3,222,330
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,228,214

			4,450,544

		Florida - 6.2%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	160,100
	265,000	5.00%, 10/01/2020	300,749
	285,000	5.00%, 10/01/2021	331,321

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Florida - 6.2% - (continued)
		City of Port State Lucie, FL,
$	590,000	4.00%, 07/01/2028	$641,731
	585,000	4.00%, 07/01/2029	630,677
		Collier County, FL, Industrial Development Auth
	500,000	6.50%, 05/15/2020(1)	502,225
	500,000	7.00%, 05/15/2024(1)	569,715
	1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,152,290
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(1)	2,060,140
	190,000	Miami Beach, FL, Health Fac Auth 5.00%, 11/15/2020	215,851
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	627,064
	625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	766,012
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,229,560
	1,000,000	Palm Beach County, FL, Health 6.80%, 06/01/2025	1,170,100
	360,000	River Bend Community Development Dist, FL, Capital Improvement Rev 7.13%, 11/01/2015(3)	46,440
	190,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	190,559

			10,594,534

		Georgia - 1.3%
	2,000,000	Atlanta, GA, Airport Passenger Fac Charge Rev 5.00%, 01/01/2023	2,233,700

		Hawaii - 1.0%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,166,140
	500,000	Hawaii State Harbor System Rev 5.38%, 01/01/2020	501,860

			1,668,000

		Illinois - 19.5%
	825,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	865,458
	1,000,000	Chicago, IL, Midway International Airport 5.00%, 01/01/2036	1,165,220
		Chicago, IL, O’Hare International Airport Rev
	825,000	5.00%, 01/01/2023	953,659
	1,500,000	5.00%, 01/01/2026	1,736,040
	2,670,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2025	3,089,938
	100,000	Chicago, IL, Transit Auth 5.25%, 06/01/2022	105,486
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	791,806
	300,000	5.00%, 12/01/2023	311,862
	1,000,000	5.50%, 01/01/2030	1,064,100
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	325,535
	715,000	5.00%, 01/01/2029	811,160
		City of Chicago, IL, Waterworks Rev
	260,000	5.00%, 11/01/2017	260,770
	1,205,000	5.00%, 11/01/2029	1,345,431

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Illinois - 19.5% - (continued)
$	310,000	Cook County, IL, Community High School Dist No 212 Leyden 5.00%, 12/01/2027	$361,919
	885,000	Cook County, IL, GO 5.00%, 11/15/2027	1,042,406
	1,498,000	Huntley, IL, Special Service No. 9 5.10%, 03/01/2028	1,517,474
		Illinois State FA Rev
	1,000,000	5.00%, 10/01/2023	1,204,900
	1,000,000	5.00%, 02/15/2027	1,154,730
	335,000	5.00%, 11/15/2028	400,248
	1,000,000	5.00%, 11/15/2031	1,167,610
	1,000,000	5.00%, 11/15/2033	1,156,100
	625,000	5.00%, 11/15/2034	717,931
		Illinois State GO
	1,000,000	5.00%, 01/01/2022	1,064,520
	2,000,000	5.25%, 01/01/2021	2,182,900
		Illinois State Toll Highway Auth
	1,000,000	5.00%, 01/01/2027	1,181,320
	1,000,000	5.00%, 01/01/2031	1,199,110
	1,400,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	1,593,677
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	733,137
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,123,650
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,159,010
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	527,405
	1,000,000	State of Illinois 5.00%, 02/01/2026	1,093,190

			33,407,702

		Indiana - 0.7%
		University of Southern Indiana
	820,000	5.00%, 10/01/2022	911,118
	250,000	5.00%, 10/01/2023	277,553

			1,188,671

		Kentucky - 0.9%
	230,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	235,920
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,249,779

			1,485,699

		Louisiana - 2.0%
	1,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	1,531,335
	1,155,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,257,368
	500,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2034	568,790

			3,357,493

		Maryland - 0.6%
	1,000,000	Westminster Maryland Rev 3.88%, 07/01/2019	1,018,340

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Massachusetts - 0.1%
$	200,000	Massachusetts School Building Auth. 5.00%, 11/15/2030	$246,924

		Michigan - 2.4%
	1,000,000	Great Lakes, MI, Water Auth. Water Supply System Rev. 5.00%, 07/01/2029	1,185,060
		Michigan Finance Auth
	600,000	5.00%, 07/01/2018	636,048
	335,000	5.00%, 07/01/2027	396,982
	335,000	5.00%, 07/01/2028	393,575
	350,000	5.00%, 07/01/2029	405,100
	265,000	Michigan State Building Auth 5.00%, 04/15/2027	328,838
	370,000	State of Michigan 5.00%, 03/15/2027	460,894
	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	326,101

			4,132,598

		Minnesota - 0.2%
	240,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	271,236

		Missouri - 0.1%
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027(3)(5)	250,000

		Nevada - 0.2%
	400,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	425,644

		New Jersey - 1.6%
		New Jersey State Econ DA
	480,000	4.88%, 09/15/2019	507,701
	1,000,000	5.00%, 09/01/2021	1,096,310
	1,060,000	New Jersey Transportation Trust Fund Auth 5.00%, 06/15/2021	1,109,110

			2,713,121

		New York - 9.4%
	1,000,000	City of New York, NY 6.25%, 10/15/2028	1,102,979
	1,140,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	1,439,740
	1,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	1,160,700
	395,000	New York City Housing Development Corp. 4.50%, 02/15/2048	425,889
	440,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	462,845
		New York State Dormitory Auth Rev
	970,000	5.00%, 03/15/2028	1,025,804
	1,500,000	5.00%, 03/15/2030	1,840,680
	2,000,000	5.00%, 03/15/2031	2,416,580
	2,000,000	5.38%, 03/01/2029	2,189,620
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	869,928
	520,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	546,733

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		New York - 9.4% - (continued)
		Newburth, NY, GO
$	610,000	5.00%, 06/15/2017	$623,353
	645,000	5.00%, 06/15/2018	681,339
	75,000	Syracuse, NY, Industrial Dev. Agcy. 5.00%, 01/01/2029	86,675
		Town of Oyster Bay, NY,
	265,000	3.00%, 03/01/2021	277,052
	155,000	4.00%, 11/01/2022	166,289
		Town of Oyster Bay, NY, GO
	50,000	2.50%, 03/15/2018	49,541
	175,000	3.00%, 08/15/2017	174,361
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(6)	521,462

			16,061,570

		North Carolina - 0.2%
	275,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(4)	331,133

		Ohio - 2.9%
		City of Cleveland, OH, Airport System Rev
	355,000	5.00%, 01/01/2022	413,025
	325,000	5.00%, 01/01/2023	384,553
	85,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	107,139
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,349,964
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,504,280
	250,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(2)	234,965

			4,993,926

		Oklahoma - 1.4%
	2,310,000	Norman, OK, Regional Hospital Auth Rev 5.25%, 09/01/2019	2,385,629

		Other U.S. Territories - 0.2%
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	400,098

		Pennsylvania - 5.9%
	470,000	Beaver County, PA, Industrial Dev Auth Rev 2.70%, 04/01/2035(2)	443,102
	1,000,000	Commonwealth FA, PA, 5.00%, 06/01/2026	1,182,600
	1,000,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,173,690
		Pennsylvania State Turnpike Commission Rev
	200,000	5.00%, 12/01/2027	242,728
	665,000	6.00%, 06/01/2028	718,340
	750,000	Pennsylvania State, GO 5.00%, 08/15/2023	899,407
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,103,560
	365,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2023(4)	418,224
	200,000	Philadelphia, PA, School Dist GO 5.25%, 09/01/2023	220,874
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,814,653
	750,000	5.00%, 09/01/2023	868,763

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Pennsylvania - 5.9% - (continued)
$	1,000,000	Susquehanna Area, PA, Regional Airport Auth 5.00%, 01/01/2018	$1,034,760

			10,120,701

		Rhode Island - 2.2%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,500,733
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,276,370
	800,000	5.00%, 05/15/2027	950,120

			3,727,223

		South Carolina - 0.7%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,197,090

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	483,869

		Texas - 8.4%
	1,050,000	Clifton, TX, Higher Education Finance Corp. 4.00%, 08/15/2030	1,159,977
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,220,050
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	847,672
	1,500,000	Grapevine-Colleyville Independent School Dist GO, TX 5.00%, 08/15/2027	1,847,205
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	284,500
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,250,773
	1,000,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	1,134,680
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,173,690
	370,000	6.00%, 01/01/2025	391,386
	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	394,459
		Tarrant County, TX, Cultural Education Fac
	305,000	3.88%, 11/15/2020	307,968
	550,000	5.00%, 10/01/2034	610,979
	1,000,000	6.25%, 11/15/2029	1,105,410
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,042,950
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	627,468

			14,399,167

		Vermont - 0.3%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	600,300

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	540,002

		Washington - 3.5%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,528,718

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Washington - 3.5% - (continued)
		Washington State Health Care Fac Auth Rev
$	590,000	5.00%, 01/01/2026	$713,918
	1,820,000	5.00%, 03/01/2029	2,131,730
	550,000	Washington State Housing Finance Commission 6.50%, 07/01/2030(1)	580,079

			5,954,445

		Wisconsin - 2.5%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	2,000,425
		Wisconsin State
	125,000	5.75%, 05/01/2033	138,773
	865,000	6.00%, 05/01/2036	965,824
	1,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	1,214,160

			4,319,182

		Total Municipal Bonds (cost $159,081,649)	$166,072,290

		Total Long-Term Investments (cost $159,081,649)	$166,072,290

SHORT-TERM INVESTMENTS - 2.8%
		Other Investment Pools & Funds - 2.8%
	4,715,118	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$4,715,118

		Total Short-Term Investments (cost $4,715,118)	$4,715,118

Total Investments (cost $163,796,767)^	99.5%	$170,787,408
Other Assets and Liabilities	0.5%	935,431

Total Net Assets	100.0%	$171,722,839

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $163,796,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,587,361
Unrealized Depreciation	(1,596,720)

Net Unrealized Appreciation	$6,990,641

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $5,904,962, which represents 3.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $989,734 at October 31, 2016.

(5)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$ 1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At October 31, 2016, the aggregate value of these securities was $250,000, which represents 0.1% of total net assets.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.15% Fixed	CPURNSA	USD	3,600,000	01/15/20	$—	$—	$38,857	$38,857
BCLY	1.18% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	54,786	54,786
BCLY	1.28% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	40,541	40,541
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	—	—	(25,923)	(25,923)
BCLY	1.54% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	104,408	104,408
BCLY	1.67% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	143,852	143,852
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	(14,280)	(14,280)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(105,830)	(105,830)
BNP	1.59% Fixed	CPURNSA	USD	22,263,000	07/15/21	—	—	324,029	324,029
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/15/23	—	—	81,483	81,483
BOA	1.63% Fixed	CPURNSA	USD	8,639,000	07/15/21	—	—	115,058	115,058
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(514,139)	(514,139)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	—	—	(18,969)	(18,969)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(28,836)	(28,836)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(97,710)	(97,710)
DEUT	1.23% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	71,794	71,794
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	(44,465)	(44,465)
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(21,823)	(21,823)
DEUT	1.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	38,706	38,706
DEUT	1.54% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	34,762	34,762
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	—	—	33,092	33,092
DEUT	1.69% Fixed	CPURNSA	USD	1,985,000	08/04/25	—	—	39,578	39,578

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
DEUT	1.70% Fixed	CPURNSA	USD	1,475,000	12/02/24	$—	$—	$28,220	$28,220
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	—	—	233,419	233,419
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	—	—	54,530	54,530
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(582,381)	(582,381)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	—	—	(133,299)	(133,299)
MSC	1.44% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	33,711	33,711

Total						$—	$—	$(116,829)	$(116,829)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$166,072,290	$—	$166,072,290	$—
Short-Term Investments	4,715,118	4,715,118	—	—
Swaps - Interest Rate(2)	1,470,826	—	1,470,826	—

Total	$172,258,234	$4,715,118	$167,543,116	$—

Liabilities
Swaps - Interest Rate(2)	$(1,587,655)	$—	$(1,587,655)	$—

Total	$(1,587,655)	$—	$(1,587,655)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0%
		Arizona - 1.5%
$	250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	$277,350

		California - 11.7%
	170,000	Alameda Cnty, CA, Corridor Transportation Auth Rev 0.00%, 10/01/2018(1)	163,934
	250,000	Bay Area Toll Auth Bridge Rev 1.88%, 04/01/2047(2)	254,035
		California County Tobacco Securitization Agency
	100,000	4.00%, 06/01/2017	101,612
	200,000	4.00%, 06/01/2018	208,372
	195,000	5.00%, 06/01/2020	217,530
	250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	282,770
	200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	208,942
	80,000	Long Beach Bond Finance Auth 5.25%, 11/15/2018	86,102
		Orange County Community Fac Dist
	150,000	4.00%, 08/15/2021(3)	164,144
	100,000	4.00%, 08/15/2021	110,182
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,118
	100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018	106,093
	75,000	Roseville Natural Gas Financing Auth 5.00%, 02/15/2023	86,355
	35,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	36,784
	100,000	Tustin Communities Fac Dist 3.00%, 09/01/2019	105,418

			2,142,391

		Colorado - 4.2%
	110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	110,777
	150,000	Denver Convention Center Hotel Auth 5.00%, 12/01/2022(3)	174,552
	250,000	Denver, CO, City and County Special Fac Airport Rev 5.25%, 11/15/2018	271,120
	50,000	E-470 Public Highway Auth 0.00%, 09/01/2019(1)	47,397
	150,000	Park Creek Metropolitan District 5.00%, 12/01/2021	170,458

			774,304

		Connecticut - 4.0%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	165,782
	25,000	City of New Britain, CT, GO 5.00%, 03/01/2017	25,330
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	172,272
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(4)	101,037
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	272,757

			737,178

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		District of Columbia - 0.6%
$	95,000	Metropolitan Washington Airports Auth 5.00%, 10/01/2039	$107,081

		Florida - 3.5%
	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	187,259
	200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	197,440
	250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	257,092

			641,791

		Georgia - 0.4%
	70,000	Burke County Development Auth 2.35%, 10/01/2032(2)	71,544

		Guam - 0.9%
	150,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	159,375

		Illinois - 20.2%
		Chicago Transit Auth
	100,000	5.00%, 06/01/2019	108,472
	100,000	5.00%, 06/01/2020	111,039
	100,000	5.00%, 12/01/2022	113,897
	255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016(1)	254,204
	160,000	City of Chicago IL Wastewater Transmission Rev 0.00%, 01/01/2022(1)	139,034
	250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	270,805
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,532
		City of Chicago, IL, Park Dist
	70,000	3.00%, 01/01/2021	72,208
	100,000	5.00%, 01/01/2017	100,603
		City of Chicago, IL, Waterworks Rev
	50,000	5.00%, 11/01/2016	50,000
	100,000	5.00%, 11/01/2018	106,566
	20,000	5.00%, 11/01/2020	22,341
		Cook County, IL, GO
	90,000	5.00%, 11/15/2017	93,388
	100,000	5.00%, 11/15/2019	109,684
		Illinois Finance Auth
	100,000	5.00%, 11/15/2021	116,484
	150,000	5.00%, 02/15/2022	168,053
		Illinois Finance Auth.
	90,000	4.50%, 05/15/2020	94,980
	130,000	7.75%, 08/15/2034	153,867
	125,000	Illinois Housing Dev. Auth 3.05%, 08/01/2022	132,191
	250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	260,940
	100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	107,817
		Metropolitan Pier & Exposition Auth
	50,000	0.00%, 12/15/2019(1)	45,751
	50,000	0.00%, 06/15/2021(1)	43,459
	50,000	Railsplitter Tobacco Settlement Auth 5.25%, 06/01/2021	57,618
	100,000	Southern Illinois Univ 4.00%, 04/01/2018	102,191

The accompanying notes are an integral part of these financial statements.

139

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		Illinois - 20.2% - (continued)
		State of Illinois
$	180,000	4.00%, 06/15/2020	$196,513
	180,000	5.00%, 06/15/2017	184,561
	150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	150,744
		State of Illinois, GO
	100,000	5.00%, 02/01/2020	106,774
	120,000	5.00%, 02/01/2022	130,952

			3,700,668

		Indiana - 0.1%
	25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	25,214

		Louisiana - 2.6%
		City of New Orleans, LA, Sewerage Service Rev
	165,000	5.00%, 06/01/2018	174,982
	110,000	5.00%, 06/01/2021	126,287
	100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	102,557
	75,000	New Orleans Aviation Board 5.00%, 01/01/2019	80,677

			484,503

		Maryland - 0.1%
	20,000	Maryland Economic Development Corp. 4.00%, 06/01/2020	21,757

		Massachusetts - 0.9%
	150,000	Massachusetts Dev. Finance Agency 5.00%, 07/01/2022	174,492

		Michigan - 4.8%
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	162,311
	150,000	5.00%, 07/01/2019	163,725
	150,000	5.00%, 11/15/2022	177,702
	100,000	State of Michigan 5.00%, 03/15/2021	115,288
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	260,912

			879,938

		Minnesota - 0.8%
	135,000	City of Rochester, MN, Healthcare & Housing Rev Fac 3.50%, 12/01/2018	138,212

		Nebraska - 1.3%
	120,000	Central Plains Energy Project 5.25%, 12/01/2021	140,129
	100,000	County of Washington, NE 2.38%, 09/01/2030(2)	102,453

			242,582

		Nevada - 2.8%
	95,000	Clark County, NV 2.25%, 12/01/2019	96,904
	150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	154,023
	250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	261,705

			512,632

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		New Jersey - 1.6%
$	280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	$301,773

		New York - 3.2%
	250,000	New York State Dormitory Auth Rev 4.00%, 05/01/2019	267,342
		New York Transportation Development Corp.
	80,000	5.00%, 08/01/2018	84,113
	100,000	5.00%, 01/01/2019	107,969
		Oyster Bay, NY, Public Improvement, GO
	70,000	2.25%, 03/01/2017	69,698
	30,000	3.75%, 03/01/2017	30,049
	25,000	5.00%, 02/15/2019	25,904

			585,075

		North Dakota - 0.9%
	150,000	North Dakota Housing Finance Agency 3.50%, 07/01/2046	160,584

		Ohio - 1.6%
	135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	136,615
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	69,807
	60,000	5.00%, 01/01/2023	70,994
	25,000	Ohio Air Quality Dev. Auth 3.13%, 07/01/2033(2)	23,496

			300,912

		Pennsylvania - 8.9%
	165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	182,172
		Beaver Cnty. Industrial Dev. Auth.
	50,000	2.50%, 12/01/2041(2)	49,307
	50,000	2.70%, 04/01/2035(2)	47,139
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	131,286
	250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	275,562
	150,000	Montgomery County, PA, Industrial Dev. Auth 4.00%, 12/01/2020	161,507
	250,000	Pennsylvania State Turnpike Commission Rev 1.61%, 12/01/2021(2)	249,417
	150,000	Philadelphia Auth. for Industrial Dev. 5.00%, 12/01/2022	174,603
		School District of Philadelphia
	85,000	4.00%, 09/01/2022	89,784
	65,000	5.00%, 09/01/2020	71,770
	205,000	Susquehanna Area Regional Airport Auth 3.00%, 01/01/2017	205,445

			1,637,992

		Rhode Island - 1.0%
	70,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	72,723
	100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	110,855

			183,578

		South Carolina - 1.7%
	250,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	250,843

The accompanying notes are an integral part of these financial statements.

140

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		South Carolina - 1.7% - (continued)
$	55,000	Piedmont Municipal Power Agency 5.00%, 01/01/2017	$55,371

			306,214

		South Dakota - 0.6%
	100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	113,938

		Tennessee - 2.3%
	150,000	Shelby Cnty. Health Educational & Housing Facs. Board 4.00%, 09/01/2022	156,654
	250,000	Tennessee Housing Dev. Agency 3.50%, 01/01/2047	269,000

			425,654

		Texas - 13.9%
	120,000	Arlington Higher Education Finance Corp. Education Rev, Harmony Public School 4.00%, 02/15/2018	124,562
	200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	200,756
	210,000	Harris County-Houston Sports Auth 5.00%, 11/15/2020	240,702
	100,000	Kerrville Health Fac Dev. Corp. 5.00%, 08/15/2020	111,224
	400,000	Leander Independent School Dist 0.00%, 08/15/2017(1)	396,916
		Lower Colorado River Auth Rev
	120,000	4.00%, 05/15/2020	131,721
	100,000	5.00%, 05/15/2020	113,218
	150,000	New Hope Cultural Education Facs. Finance Corp. 1.70%, 11/01/2019	149,001
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	279,313
	400,000	Permanent Univ. Fund 5.00%, 07/01/2018	426,976
	200,000	Plano Independent School Dist 5.00%, 02/15/2017	202,450
	100,000	Tarrant County, TX, Cultural Education Fac 4.50%, 11/15/2021	101,287
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	78,221

			2,556,347

		Virginia - 0.5%
	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(2)	91,013

		Washington - 1.4%
	55,000	State of Washington 5.00%, 08/01/2019	60,877
	80,000	Washington Health Care Fac Auth 5.00%, 10/01/2039	87,431
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(4)	101,371

			249,679

		Total Municipal Bonds (cost $17,894,340)	$18,003,771

		Total Long-Term Investments (cost $17,894,340)	$18,003,771

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.8%
	Short-Term Investments - 2.8%
514,892	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class	$514,892

	Total Short-Term Investments (cost $514,892)	$514,892

Total Investments (cost $18,409,232)^	100.8%	$18,518,663
Other Assets and Liabilities	(0.8)%	(153,226)

Total Net Assets	100.0%	$18,365,437

The accompanying notes are an integral part of these financial statements.

141

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $18,409,232 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$138,476
Unrealized Depreciation	(29,045)

Net Unrealized Appreciation	$109,431

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $338,692 at October 31, 2016.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $202,408, which represents 1.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

142

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$18,003,771	$—	$18,003,771	$—
Short-Term Investments	514,892	514,892	—	—

Total	$18,518,663	$514,892	$18,003,771	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

143

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6%
		Asset-Backed - Automobile - 1.9%
		AmeriCredit Automobile Receivables Trust
$	205,000	2.21%, 05/10/2021	$207,215
	550,000	3.41%, 10/08/2020(1)	556,079
		Santander Drive Auto Receivables Trust
	202,000	2.36%, 04/15/2020	203,098
	620,000	2.44%, 04/15/2021	626,876
	525,000	2.74%, 01/15/2021	533,312
	200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020(1)	200,566

			2,327,146

		Asset-Backed - Credit Card - 1.0%
	1,250,000	Evergreen Credit Card Trust 1.26%, 04/15/2020(1)(2)	1,256,471

		Asset-Backed - Finance & Insurance - 6.9%
	500,000	Atrium IX 2.13%, 02/28/2024(1)(2)	500,817
	720,000	BlueMountain CLO Ltd. 2.23%, 11/20/2024(1)(2)	720,698
	250,000	Carlyle Global Market Strategies Ltd. 2.40%, 04/17/2025(1)(2)	251,062
		Cent CLO Ltd.
	410,000	2.00%, 07/23/2025(1)(2)	407,470
	400,000	2.27%, 11/07/2026(1)(2)	399,666
	750,000	Dryden Senior Loan Fund 2.36%, 07/15/2026(1)(2)	751,472
	1,000,000	Eaton Vance CLO Ltd. 2.33%, 07/15/2026(1)(2)	1,001,116
	125,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(2)	111,840
	761,308	LCM XVII L.P. 2.24%, 10/15/2026(1)(2)	761,308
		Madison Park Funding Ltd.
	250,000	2.16%, 10/23/2025(1)(2)	249,760
	250,000	2.18%, 10/23/2025(1)(2)	249,874
		Magnetite CLO Ltd.
	445,000	2.18%, 04/15/2026(1)(2)	445,000
	500,000	2.36%, 04/15/2026(1)(2)	500,915
		Nationstar HECM Loan Trust
	215,765	2.24%, 06/25/2026(1)	216,642
	183,098	2.98%, 02/25/2026(1)	183,574
	250,000	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	250,149
		Springleaf Funding Trust
	49,943	2.41%, 12/15/2022(1)	49,999
	875,000	3.16%, 11/15/2024(1)	883,640
	710,000	Thacher Park CLO Ltd. 2.35%, 10/20/2026(1)(2)	709,641

			8,644,643

		Asset-Backed - Home Equity - 2.6%
	215,296	Ameriquest Mortgage Securities, Inc. 1.81%, 08/25/2033(2)	206,397
	199,022	Argent Securities, Inc. 1.58%, 10/25/2033(2)	187,343
	211,629	Asset Backed Securities Corp. Home Equity Loan Trust 1.04%, 08/25/2034(2)	180,742
		NRZ Advance Receivables Trust
	960,000	2.58%, 10/15/2049(1)	959,999
	820,000	3.20%, 11/15/2047(1)	824,011

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6% - (continued)
		Asset-Backed - Home Equity - 2.6% - (continued)
$	815,000	3.30%, 08/17/2048(1)	$819,297

			3,177,789

		Commercial Mortgage - Backed Securities - 6.6%
	570,000	Banc of America Commercial Mortgage Trust 5.55%, 06/10/2049(2)	579,970
	125,235	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	125,857
		Commercial Mortgage Trust
	725,000	3.96%, 03/10/2047	787,501
	104,815	5.44%, 03/10/2039	105,045
	1,452	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	1,450
		CSAIL Commercial Mortgage Trust
	1,350,000	3.50%, 06/15/2057	1,434,480
	912,000	3.72%, 08/15/2048	984,481
		FREMF Mortgage Trust
	610,000	3.04%, 03/25/2045(1)(2)	611,985
	153,000	3.28%, 11/25/2046(1)(2)	152,768
	165,000	4.22%, 06/25/2047(1)(2)	176,547
	200,000	4.54%, 10/25/2030(1)(2)	208,799
	720,752	4.61%, 01/25/2048(1)(2)	782,052
	400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.96%, 04/15/2046	413,943
	93,566	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	94,110
	17,874	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	17,909
	623,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	651,797
	364,132	Morgan Stanley Re-Remic Trust 5.79%, 08/15/2045(1)(2)	366,009
	675,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	720,501

			8,215,204

		Whole Loan Collateral CMO - 6.6%
	446,353	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	449,129
		Connecticut Avenue Securities
	384,444	1.98%, 01/25/2029(2)	386,373
	420,000	3.13%, 05/25/2024(2)	415,208
	600,000	5.53%, 07/25/2025(2)	639,195
	457,373	GSR Mortgage Loan Trust 2.97%, 01/25/2036(2)	422,349
	85,791	IndyMac Index Mortgage Loan Trust 3.35%, 06/25/2036(2)	69,901
		LSTAR Securities Investment Trust
	734,160	2.53%, 04/01/2020(1)(2)	724,066
	211,424	2.53%, 05/01/2020(1)(2)	207,880
	187,489	2.53%, 08/01/2020(1)(2)	187,207
	149,157	MortgageIT Trust 1.17%, 02/25/2035(2)	143,519
	184,349	Residential Accredit Loans, Inc. 4.01%, 09/25/2035(2)	155,262
	117,145	Residential Funding Mortgage Securities, Inc. 3.41%, 09/25/2035(2)	109,834

The accompanying notes are an integral part of these financial statements.

144

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6% - (continued)
		Whole Loan Collateral CMO - 6.6% - (continued)
$	60,911	Sequoia Mortgage Trust 0.99%, 02/20/2035(2)	$59,605
	155,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	155,792
	350,000	SPS Servicer Advance Receivables Trust 2.62%, 01/15/2047(1)	349,809
	822,716	Thornburg Mortgage Securities Trust 2.37%, 04/25/2045(2)	824,039
		Towd Point Mortgage Trust
	647,305	2.25%, 08/25/2055(1)(2)	648,275
	1,038,472	2.75%, 04/25/2055(1)(2)	1,053,077
	434,673	2.75%, 08/25/2055(1)(2)	441,890
	149,155	3.00%, 03/25/2054(1)(2)	152,098
	642,000	3.75%, 04/25/2055(1)(2)	655,799

			8,250,307

		Total Asset & Commercial Mortgage Backed Securities (cost $31,532,644)	$31,871,560

U.S. GOVERNMENT AGENCIES - 111.5%
		FHLMC - 32.2%
	21,840	0.00%, 11/15/2036(3)(4)	$20,149
	695,000	1.66%, 07/25/2041(2)(5)	62,299
	2,250,000	1.75%, 11/25/2040(2)(5)	195,977
	670,000	1.83%, 04/25/2029(2)	668,712
	420,000	1.83%, 03/25/2029(2)	420,000
	465,754	1.98%, 07/25/2028(2)	467,843
	560,250	2.48%, 05/25/2025(2)	570,505
	1,409,888	2.50%, 03/15/2028(5)	124,751
	375,000	2.78%, 11/25/2028(2)	380,261
	231,547	3.00%, 03/15/2033(5)	27,601
	1,362,483	3.00%, 12/01/2043	1,405,814
	3,675,000	3.00%, 12/01/2046(6)	3,775,769
	815,000	3.33%, 05/25/2028(2)	835,587
	1,201,435	3.50%, 03/15/2041(5)	144,699
	4,625,994	3.50%, 04/01/2046	4,855,120
	892,625	3.50%, 05/01/2046	937,480
	3,554,185	3.50%, 08/01/2046	3,734,186
	2,281,228	3.50%, 09/01/2046	2,397,172
	614,988	4.00%, 07/15/2027(5)	63,888
	713,267	4.00%, 03/15/2028(5)	76,479
	498,909	4.00%, 06/15/2041	532,778
	571,000	4.00%, 08/15/2043	638,713
	456,054	4.00%, 07/01/2044	487,534
	1,727,305	4.00%, 05/01/2046	1,849,336
	7,675,000	4.00%, 11/01/2046(6)	8,209,551
	1,625,222	4.50%, 07/01/2042	1,783,596
	288,916	4.50%, 09/01/2044	315,672
	2,375,000	4.50%, 11/01/2046(6)	2,595,337
	659,305	5.00%, 05/01/2039	733,044
	1,039,105	5.00%, 08/01/2039	1,148,920
	383,809	5.00%, 07/01/2041	424,355
	100,000	5.00%, 11/01/2046(6)	110,619
	79,571	5.50%, 08/15/2033	88,307

			40,082,054

		FNMA - 63.5%
	160,275	0.00%, 06/25/2036(3)(4)	144,348
	294,112	1.88%, 04/25/2055(2)(5)	18,532

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 111.5% - (continued)
		FNMA - 63.5% - (continued)
$	1,124,830	1.95%, 08/25/2044(2)(5)	$92,433
	335,000	2.00%, 02/25/2043	299,313
	672,975	2.04%, 06/25/2055(2)(5)	46,841
	64,357	2.50%, 06/25/2028(5)	5,520
	18,600,000	2.50%, 11/01/2031(6)	19,139,110
	420,000	2.50%, 03/25/2043	390,388
	300,000	2.50%, 12/01/2046(6)	298,916
	1,891,342	2.54%, 07/01/2026	1,908,276
	100,000	2.68%, 05/01/2025	102,887
	464,861	2.71%, 12/01/2027	475,184
	1,181,482	2.87%, 10/01/2025	1,229,774
	950,000	2.95%, 10/01/2025	996,315
	351,940	2.95%, 01/01/2028	365,983
	975,000	2.99%, 11/01/2025	1,021,964
	209,143	3.00%, 09/25/2027(5)	21,162
	174,664	3.00%, 04/25/2028(5)	18,274
	2,143,461	3.00%, 03/01/2031	2,244,057
	4,900,000	3.00%, 11/01/2031(6)	5,127,774
	14,365,000	3.00%, 11/01/2046(6)	14,789,216
	1,250,000	3.18%, 10/01/2025	1,330,383
	14,890	3.34%, 04/01/2024	16,057
	990,000	3.38%, 12/01/2029	1,054,797
	82,766	3.45%, 01/01/2024	89,658
	4,869	3.47%, 01/01/2024	5,280
	2,416,153	3.50%, 11/01/2026	2,547,119
	416,066	3.50%, 10/25/2027(5)	47,657
	97,091	3.50%, 05/25/2030(5)	11,393
	582,662	3.50%, 02/01/2045	611,556
	1,041,657	3.50%, 01/01/2046	1,093,719
	487,309	3.50%, 02/01/2046	511,612
	1,009,903	3.50%, 09/01/2046	1,060,487
	424,152	3.50%, 10/01/2046	445,396
	247,586	3.54%, 02/01/2024	269,819
	14,362	3.67%, 08/01/2023	15,701
	5,000	3.76%, 03/01/2024	5,513
	5,000	3.86%, 12/01/2025	5,566
	14,349	3.87%, 10/01/2025	15,946
	14,642	3.89%, 05/01/2030	16,201
	15,286	3.93%, 10/01/2023	16,900
	111,215	3.96%, 05/01/2034	123,841
	9,945	3.97%, 05/01/2029	11,173
	700,000	4.00%, 11/01/2031(6)	724,787
	867,039	4.00%, 12/01/2040	927,955
	213,893	4.00%, 03/01/2041	229,686
	60,649	4.00%, 03/25/2042(5)	8,909
	31,742	4.00%, 08/01/2044	33,972
	314,382	4.00%, 10/01/2044	336,470
	585,634	4.00%, 11/01/2044	626,779
	564,071	4.00%, 05/01/2045	603,924
	554,529	4.00%, 12/01/2045	594,051
	559,185	4.00%, 02/01/2046	599,025
	1,356,305	4.00%, 05/01/2046	1,455,354
	284,179	4.00%, 05/01/2046(7)	304,427
	278,116	4.00%, 06/01/2046	297,930
	10,700,000	4.00%, 11/01/2046(6)	11,457,359
	9,374	4.06%, 10/01/2028	10,664
	493,002	4.06%, 03/01/2030	555,402
	124,789	4.50%, 07/25/2027(5)	14,257
	152,528	4.50%, 08/01/2041	168,432
	47,896	4.50%, 09/01/2041	52,348
	1,025,000	4.50%, 11/01/2046(6)	1,120,293

The accompanying notes are an integral part of these financial statements.

145

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 111.5% - (continued)
		FNMA - 63.5% - (continued)
$	73,656	5.46%, 05/25/2042(2)(5)	$8,766
	800,000	5.50%, 11/01/2046(6)	901,973

			79,074,804

		GNMA - 15.8%
	548,176	2.14%, 04/20/2040	486,069
	87,523	3.00%, 08/15/2045	91,133
	5,100,000	3.00%, 11/01/2046(6)	5,312,766
	1,600,000	3.00%, 12/01/2046(6)	1,663,469
	4,132,277	3.50%, 10/20/2046	4,389,547
	75,000	3.50%, 11/01/2046(6)	79,430
	2,258,840	4.00%, 04/16/2026(5)	253,854
	53,448	4.00%, 05/16/2042(5)	9,041
	77,879	4.00%, 01/20/2044(5)	14,309
	3,100,000	4.00%, 11/01/2046(6)	3,320,512
	593,457	4.50%, 06/20/2039	640,291
	257,148	4.50%, 09/16/2040	293,793
	86,779	4.50%, 09/20/2041	95,378
	51,511	4.50%, 05/20/2044	55,625
	110,183	4.50%, 06/20/2044	118,997
	94,883	4.50%, 10/20/2044	102,481
	63,201	4.50%, 01/20/2046	68,190
	75,000	4.50%, 11/01/2046(6)	80,930
	224,744	5.00%, 05/20/2034	252,250
	64,984	5.00%, 07/15/2039	73,697
	552,773	5.00%, 05/20/2040(5)	132,615
	656,074	5.00%, 04/20/2041	856,561
	55,152	5.00%, 06/15/2041	61,621
	274,097	5.00%, 10/16/2041(5)	45,365
	54,511	5.00%, 03/15/2044	61,019
	652,763	5.50%, 05/20/2038	732,330
	118,361	5.50%, 03/16/2039	135,337
	38,391	6.00%, 01/15/2039	43,916
	253,515	6.00%, 09/15/2040	290,000

			19,760,526

		Total U.S. Government Agencies (cost $138,417,139)	$138,917,384

U.S. GOVERNMENT SECURITIES - 3.9%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.6%
	700,000	Tennessee Valley Authority 4.25%, 09/15/2065	$790,137

		U.S. Treasury Securities - 3.3%
		U.S. Treasury Notes - 3.3%
	3,877,058	U.S. Treasury Inflation Indexed Note 0.63%, 01/15/2026(8)	$4,046,982

			4,046,982

		Total U.S. Government Securities (cost $4,907,432)	$4,837,119

		Total Long-Term Investments (cost $174,857,215)	$175,626,063

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 22.3%
	Other Investment Pools & Funds - 22.3%
27,738,921	Fidelity Institutional Government Fund, Institutional Class	$27,738,921
177	Fidelity Money Market Class 1	177

	Total Short-Term Investments (cost $27,739,098)	$27,739,098

Total Investments (cost $202,596,313)^	163.3%	$203,365,161
Other Assets and Liabilities	(63.3)%	(78,850,983)

Total Net Assets	100.0%	$124,514,178

The accompanying notes are an integral part of these financial statements.

146

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $202,621,806 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,128,498
Unrealized Depreciation	(385,143)

Net Unrealized Appreciation	$743,355

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $20,472,408, which represents 16.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Securities disclosed are principal-only strips.

(4)	Security is a zero-coupon bond.

(5)	Securities disclosed are interest-only strips.

(6)	Represents or includes a TBA transaction.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	58	12/20/2016	$7,546,034	$7,518,250	$(27,784)
U.S. Treasury 5-Year Note Future	40	12/30/2016	4,859,769	4,831,875	(27,894)
U.S. Ultra Bond Future	25	12/20/2016	4,671,330	4,398,437	(272,893)

Total					$(328,571)

Short position contracts:
U.S. 10-Year Ultra Future	8	12/20/2016	$1,155,586	$1,132,125	$23,461
U.S. Treasury 2-Year Note Future	7	12/30/2016	1,526,425	1,526,984	(559)

Total					$22,902

Total futures contracts					$(305,669)

TBA Sale Commitments Outstanding at October 31, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.50%	$6,400,000	11/01/2046	$(6,716,750)	$12,701
FNMA, 3.00%	14,365,000	11/01/2046	(14,789,216)	42,575
FNMA, 3.00%	3,365,000	12/01/2046	(3,457,669)	(263)
FNMA, 3.50%	1,570,000	11/01/2031	(1,654,081)	(56)
FNMA, 3.50%	6,850,000	11/01/2046	(7,191,430)	7,232
FNMA, 3.50%	3,400,000	12/01/2046	(3,565,883)	1,460
FNMA, 5.00%	1,600,000	11/01/2046	(1,771,919)	2,331
GNMA, 3.50%	1,700,000	11/01/2046	(1,800,406)	1,574
GNMA, 4.00%	11,000,000	11/01/2046	(11,782,461)	6,446

Total (proceeds $52,803,815)			$(52,729,815)	$74,000

At October 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (42.3)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

147

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

148

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$31,871,560	$—	$31,871,560	$—
U.S. Government Agencies	138,917,384	—	138,917,384	—
U.S. Government Securities	4,837,119	—	4,837,119	—
Short-Term Investments	27,739,098	27,739,098	—	—
Futures Contracts(2)	23,461	23,461	—	—

Total	$203,388,622	$27,762,559	$175,626,063	$—

Liabilities
Futures Contracts(2)	$(329,130)	$(329,130)	$—	$—
TBA Sale Commitments	(52,729,815)	—	(52,729,815)	—

Total	$(53,058,945)	$(329,130)	$(52,729,815)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$104,992	$104,992
Purchases	—
Sales	(105,000)	(105,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	8	8
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $0.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

149

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0%
		Asset-Backed - Automobile - 1.4%
		AmeriCredit Automobile Receivables Trust
$	1,290,000	1.60%, 07/08/2019	$1,292,678
	380,000	1.81%, 10/08/2020	382,033
	2,000,000	2.72%, 09/09/2019	2,018,715
	395,000	CarMax Auto Owner Trust 1.50%, 08/15/2018	395,061
	236,078	Chesapeake Funding LLC 0.98%, 01/07/2025(1)(2)	236,047
	488,177	Credit Acceptance Automotive Loan Trust 1.55%, 10/15/2021(1)	488,339
		GM Financial Automobile Leasing Trust
	1,055,000	1.97%, 05/20/2020	1,054,012
	1,905,000	2.14%, 06/20/2019	1,913,818
	1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,420,930
	1,091,309	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,092,407
	616,412	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	616,828
	1,390,970	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,394,887
	655,000	Westlake Automobile Receivables Trust 2.30%, 11/15/2019(1)	657,697

			12,963,452

		Asset-Backed - Credit Card - 0.5%
	2,480,000	Golden Credit Card Trust 1.60%, 09/15/2021(1)	2,480,983
	1,645,000	Synchrony Credit Card Master Note Trust 2.04%, 03/15/2022	1,664,302

			4,145,285

		Asset-Backed - Finance & Insurance - 7.0%
		Ally Master Owner Trust
	3,900,000	1.43%, 06/17/2019	3,906,406
	2,695,000	1.54%, 09/15/2019	2,703,522
	3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,999,170
		Apidos CLO
	2,250,000	1.98%, 04/15/2025(1)(2)	2,239,807
	1,495,000	2.38%, 04/17/2026(1)(2)	1,498,486
		Carlyle Global Market Strategies Ltd.
	870,000	2.03%, 04/18/2025(1)(2)	868,644
	2,750,000	2.98%, 07/20/2023(1)(2)	2,750,137
	1,500,000	Cent CLO Ltd. 2.36%, 01/25/2026(1)(2)	1,497,635
		CIFC Funding Ltd.
	2,125,000	2.03%, 04/16/2025(1)(2)	2,118,379
	2,180,000	2.41%, 08/14/2024(1)(2)	2,178,023
	3,470,000	2.63%, 01/29/2025(1)(2)	3,470,000
	1,694,200	DB Master Finance LLC 3.26%, 02/20/2045(1)	1,699,196
	1,460,000	Dryden Senior Loan Fund 2.23%, 04/18/2026(1)(2)	1,459,263
	8,889	First Franklin Mortgage Loan Trust 1.18%, 05/25/2035(2)	8,885
	435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	435,157
	1,700,000	Gramercy Park CLO Ltd. 2.78%, 07/17/2023(1)(2)	1,699,981

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0% - (continued)
		Asset-Backed - Finance & Insurance - 7.0% - (continued)
$	57,194	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)	$—
	2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	2,008,740
	2,000,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	1,998,412
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)	—
	4,680,000	Magnetite CLO Ltd. 2.83%, 07/25/2026(1)(2)	4,682,256
	2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,680,878
		Nationstar HECM Loan Trust
	436,911	2.01%, 08/25/2026(1)	434,662
	938,766	2.24%, 06/25/2026(1)	942,581
	511,413	2.98%, 02/25/2026(1)	512,740
	2,500,000	Octagon Investment Partners Ltd. 2.00%, 07/17/2025(1)(2)	2,480,505
	1,540,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	1,542,034
	2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,515,430
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)	2,095,264
	964,809	Springleaf Funding Trust 2.41%, 12/15/2022(1)	965,899
	252,206	Structured Asset Securities Corp. 0.68%, 02/25/2036(2)	251,563
	4,035,000	Symphony CLO L.P. 2.63%, 01/09/2023(1)(2)	4,047,396
	2,500,000	Verizon Owner Trust 1.42%, 01/20/2021(1)	2,502,955
	1,455,000	Voya CLO Ltd. 2.38%, 04/18/2026(1)(2)	1,457,226

			62,651,232

		Asset-Backed - Home Equity - 0.8%
	833,300	Accredited Mortgage Loan Trust 1.21%, 01/25/2035(2)	821,521
	334,698	Aegis Asset Backed Securities Trust 1.63%, 09/25/2034(2)	334,206
	1,395,474	Morgan Stanley Capital I Trust 1.29%, 01/25/2035(2)	1,379,964
	4,000,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,999,997
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
	540,189	Residential Asset Securities Corp. 5.30%, 07/25/2034(2)	555,659

			7,091,348

		Commercial Mortgage - Backed Securities - 1.6%
	2,597,341	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,654,950
	274,147	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	273,861
	1,105,713	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	1,109,416
		COMM Mortgage Trust
	195,398	0.70%, 10/15/2045	195,020
	613,604	1.28%, 08/10/2046	612,850

The accompanying notes are an integral part of these financial statements.

150

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0% - (continued)
		Commercial Mortgage - Backed Securities - 1.6% - (continued)
		DBUBS Mortgage Trust
$	1,175,939	0.85%, 11/10/2046(1)(2)(4)	$25,090
	28,363	3.74%, 11/10/2046(1)	28,455
		FREMF Mortgage Trust
	4,540,400	3.00%, 10/25/2047(1)(2)	4,508,866
	885,000	3.82%, 06/25/2047(1)(2)	914,297
	111,109	GS Mortgage Securities Corp. II 0.66%, 11/10/2045	111,036
	228,459	GS Mortgage Securities Trust 1.21%, 07/10/2046	228,498
		JP Morgan Chase Commercial Mortgage Securities Trust
	343,039	1.30%, 01/15/2046	343,079
	1,702,171	3.91%, 05/05/2030(1)	1,818,080
	196,610	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	197,001
	779,489	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	775,724
	520,557	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	519,513
	347,922	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	347,351

			14,663,087

		Whole Loan Collateral CMO - 1.7%
		Connecticut Avenue Securities
	790,901	1.48%, 05/25/2024(2)	790,901
	1,438,126	1.73%, 07/25/2024(2)	1,440,392
		New Residential Mortgage Loan Trust
	1,147,206	3.25%, 09/25/2056(1)(2)	1,177,136
	1,125,413	3.75%, 11/26/2035(1)(2)	1,168,040
	877,849	3.75%, 03/25/2056(1)(2)	906,153
		Towd Point Mortgage Trust
	2,184,071	2.25%, 08/25/2055(1)(2)	2,187,346
	3,555,668	2.25%, 07/25/2056(1)(2)	3,559,762
	902,235	2.75%, 02/25/2055(1)(2)	918,759
	2,051,043	2.75%, 04/25/2055(1)(2)	2,078,810
	891,318	2.75%, 05/25/2055(1)(2)	903,119

			15,130,418

		Total Asset & Commercial Mortgage Backed Securities (cost $116,737,162)	$116,644,822

CORPORATE BONDS - 59.2%
		Aerospace/Defense - 0.0%
	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$370,900

		Agriculture - 0.3%
	2,000,000	Imperial Brands Finance plc 2.05%, 02/11/2018(1)	2,008,190
		Reynolds American, Inc.
	180,000	2.30%, 08/21/2017	181,441
	644,000	3.25%, 06/12/2020	672,473

			2,862,104

		Auto Manufacturers - 3.6%
	2,500,000	American Honda Finance Corp. 1.70%, 09/09/2021	2,473,740

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Auto Manufacturers - 3.6% - (continued)
		Daimler Finance NA LLC
$	2,000,000	2.00%, 07/06/2021(1)	$1,985,354
	2,500,000	2.25%, 09/03/2019(1)	2,532,495
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,499,335
	2,000,000	2.46%, 03/27/2020	2,006,214
		General Motors Financial Co., Inc.
	2,500,000	3.20%, 07/13/2020	2,542,645
	2,500,000	3.20%, 07/06/2021	2,523,820
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	851,007
	2,500,000	2.85%, 01/15/2021(1)	2,577,560
		Hyundai Capital America
	2,000,000	2.00%, 07/01/2019(1)	2,001,326
	2,490,000	2.60%, 03/19/2020(1)	2,524,223
		Nissan Motor Acceptance Corp.
	2,500,000	2.35%, 03/04/2019(1)	2,535,265
	1,250,000	2.55%, 03/08/2021(1)	1,272,107
	2,000,000	Toyota Motor Credit Corp. 2.13%, 07/18/2019	2,032,876
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	758,423

			32,116,390

		Auto Parts & Equipment - 0.2%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	515,237
	1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,201,369

			1,716,606

		Beverages - 0.9%
	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	4,090,852
	625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	622,517
	1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,002,806
	2,500,000	SABMiller Holdings, Inc. 1.58%, 08/01/2018(1)(2)	2,500,922

			8,217,097

		Biotechnology - 0.5%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,515,152
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,088,001
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,063,492

			4,666,645

		Chemicals - 0.5%
	4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,442,864

		Commercial Banks - 21.7%
		ABN Amro Bank N.V.
	1,500,000	1.80%, 09/20/2019(1)	1,494,210
	1,000,000	2.45%, 06/04/2020(1)	1,014,242
		Bank of America Corp.
	2,500,000	2.25%, 04/21/2020	2,511,375
	3,500,000	2.50%, 10/21/2022	3,491,631
	2,000,000	2.63%, 10/19/2020	2,033,466

The accompanying notes are an integral part of these financial statements.

151

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
$	2,000,000	2.63%, 04/19/2021	$2,023,982
	2,500,000	2.65%, 04/01/2019	2,546,480
	1,500,000	Bank of Montreal 2.38%, 01/25/2019	1,524,084
		Bank of New York Mellon Corp.
	1,395,000	1.94%, 10/30/2023(2)	1,395,057
	1,500,000	2.30%, 09/11/2019	1,532,166
		Bank of Nova Scotia
	1,500,000	1.38%, 12/18/2017	1,501,227
	2,000,000	1.65%, 06/14/2019	2,000,806
	1,000,000	1.95%, 01/15/2019	1,007,124
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,286,205
	3,000,000	Banque Federative du Credit Mutuel S.A. 2.00%, 04/12/2019(1)	3,010,176
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,520,045
	1,850,000	2.88%, 06/08/2020	1,858,266
	2,625,000	3.25%, 01/12/2021	2,656,631
	1,750,000	BB&T Corp. 2.05%, 05/10/2021	1,756,267
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,519,065
	2,000,000	2.70%, 08/20/2018	2,037,100
		BPCE S.A.
	1,390,000	2.50%, 12/10/2018	1,413,187
	1,650,000	2.50%, 07/15/2019	1,679,383
	2,500,000	Canadian Imperial Bank of Commerce 1.60%, 09/06/2019	2,499,680
	1,250,000	Capital One NA/Mclean VA 2.25%, 09/13/2021	1,243,026
		CIT Group, Inc.
	2,500,000	4.25%, 08/15/2017	2,532,000
	1,250,000	5.00%, 05/15/2017	1,265,625
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,019,992
	965,000	2.50%, 07/29/2019	980,764
	4,500,000	2.65%, 10/26/2020	4,572,036
	770,000	Citizens Bank NA 2.55%, 05/13/2021	779,751
	665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	665,684
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,556,365
	1,650,000	Cooperatieve Rabobank UA 2.50%, 01/19/2021	1,686,369
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,840,358
	1,250,000	Credit Suisse AG 1.70%, 04/27/2018	1,249,330
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021(1)	2,036,942
		Danske Bank A/S
	1,120,000	2.00%, 09/08/2021(1)	1,116,463
	1,250,000	2.80%, 03/10/2021(1)	1,286,961
	2,000,000	Deutsche Bank AG/London 1.88%, 02/13/2018	1,971,708
	2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,676,206
	2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,176,572

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
		Fifth Third Bancorp
$	1,100,000	2.25%, 06/14/2021	$1,111,209
	4,250,000	2.38%, 04/25/2019	4,318,191
		Goldman Sachs Group, Inc.
	1,225,000	2.35%, 11/15/2021	1,217,559
	1,000,000	2.55%, 10/23/2019	1,018,545
	1,850,000	2.60%, 04/23/2020	1,880,519
	660,000	2.63%, 04/25/2021	667,045
	545,000	2.75%, 09/15/2020	555,770
	1,005,000	2.88%, 02/25/2021	1,028,015
		HSBC Holdings plc
	1,800,000	2.95%, 05/25/2021	1,827,326
	1,150,000	3.40%, 03/08/2021	1,185,551
		HSBC USA, Inc.
	2,090,000	1.63%, 01/16/2018	2,091,241
	1,550,000	2.35%, 03/05/2020	1,554,672
		Huntington Bancshares Inc.
	2,000,000	2.30%, 01/14/2022	1,982,590
	1,700,000	3.15%, 03/14/2021	1,754,133
	1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,799,583
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,436,757
		JP Morgan Chase & Co.
	1,800,000	2.11%, 10/24/2023(2)	1,792,917
	4,000,000	2.30%, 08/15/2021	4,003,136
	3,000,000	2.40%, 06/07/2021	3,025,293
	3,000,000	2.55%, 03/01/2021	3,044,688
	1,500,000	2.75%, 06/23/2020	1,535,760
		KeyBank NA
	1,000,000	1.60%, 08/22/2019	997,220
	1,350,000	2.35%, 03/08/2019	1,373,329
	2,000,000	2.50%, 12/15/2019	2,044,556
		Lloyds Bank plc
	980,000	2.30%, 11/27/2018	994,754
	1,000,000	2.40%, 03/17/2020	1,011,133
		Manufacturers & Traders Trust Co.
	1,045,000	1.75%, 12/28/2020(2)	1,038,212
	2,500,000	2.25%, 07/25/2019	2,541,440
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,514,652
		Morgan Stanley
	1,290,000	2.20%, 12/07/2018	1,301,595
	2,000,000	2.28%, 10/24/2023(2)	1,997,600
	920,000	2.50%, 04/21/2021	927,277
	1,500,000	2.65%, 01/27/2020	1,526,306
	1,750,000	5.63%, 09/23/2019	1,926,726
	1,500,000	6.63%, 04/01/2018	1,601,538
	1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	991,110
	1,750,000	National Bank of Canada 2.10%, 12/14/2018	1,769,233
	2,000,000	Nordea Bank AB 1.63%, 09/30/2019(1)	1,992,660
		PNC Bank NA
	1,750,000	2.25%, 07/02/2019	1,779,589
	1,500,000	2.45%, 11/05/2020	1,528,271
	2,250,000	Regions Financial Corp. 3.20%, 02/08/2021	2,332,705
		Royal Bank of Canada
	2,000,000	1.63%, 04/15/2019	1,999,730

The accompanying notes are an integral part of these financial statements.

152

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
$	1,250,000	2.00%, 12/10/2018	$1,261,539
	1,500,000	2.50%, 01/19/2021	1,538,609
		Santander Holdings USA, Inc.
	1,115,000	2.65%, 04/17/2020	1,114,167
	1,000,000	2.70%, 05/24/2019	1,009,734
	2,250,000	Santander UK plc 2.38%, 03/16/2020	2,265,365
		Skandinaviska Enskilda Banken AB
	1,250,000	1.75%, 03/19/2018(1)	1,253,075
	1,400,000	2.63%, 11/17/2020(1)	1,428,818
	1,200,000	Societe Generale S.A. 2.63%, 10/01/2018	1,220,940
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	3,019,380
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,238,586
		SunTrust Banks, Inc.
	1,750,000	2.50%, 05/01/2019	1,784,867
	895,000	2.90%, 03/03/2021	923,877
		Svenska Handelsbanken AB
	1,010,000	1.88%, 09/07/2021	1,000,699
	2,000,000	2.25%, 06/17/2019	2,029,730
	1,500,000	2.45%, 03/30/2021	1,526,501
	1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,805,146
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,510,481
	2,000,000	2.50%, 12/14/2020	2,046,376
		UBS Group Funding Jersey Ltd.
	1,000,000	2.95%, 09/24/2020(1)	1,020,684
	1,750,000	3.00%, 04/15/2021(1)	1,787,924
		Wells Fargo & Co.
	2,000,000	2.10%, 07/26/2021	1,989,680
	3,000,000	2.12%, 10/31/2023(2)	2,992,200
	1,875,000	2.15%, 01/30/2020	1,888,963
	2,500,000	2.50%, 03/04/2021	2,527,922

			194,173,406

		Commercial Services - 0.6%
	195,000	Catholic Health Initiatives 1.60%, 11/01/2017	195,210
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,894,179
		Total System Services, Inc.
	2,075,000	2.38%, 06/01/2018	2,088,506
	1,500,000	3.80%, 04/01/2021	1,582,315

			5,760,210

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,057,048

		Diversified Financial Services - 3.8%
	1,665,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 2.75%, 05/15/2017	1,667,081
		Air Lease Corp.
	2,705,000	2.13%, 01/15/2018	2,714,440
	2,500,000	2.13%, 01/15/2020	2,496,478
	3,000,000	Ally Financial, Inc. 3.25%, 11/05/2018	3,000,000
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,525,665

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Diversified Financial Services - 3.8% - (continued)
$	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	$1,158,160
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020	3,192,459
	1,217,000	General Electric Co. 2.20%, 01/09/2020	1,234,752
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,043,083
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,553,748
	1,700,000	National Rural Utilities Cooperative Finance Corp. 1.65%, 02/08/2019	1,711,475
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,000,000	6.50%, 08/01/2018	2,023,750
	1,250,000	6.50%, 07/01/2021	1,240,625
	2,365,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	2,366,703
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,374,346
		Synchrony Financial
	610,000	2.70%, 02/03/2020	616,656
	2,255,000	3.00%, 08/15/2019	2,304,432

			34,223,853

		Electric - 1.7%
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,162,778
	500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	501,302
	1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,295,694
		Dominion Resources, Inc.
	2,500,000	2.50%, 12/01/2019	2,562,247
	490,000	2.96%, 07/01/2019	501,210
	395,000	Emera US Finance L.P. 2.70%, 06/15/2021(1)	401,998
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,070,167
	805,000	Exelon Corp. 2.85%, 06/15/2020	828,493
	2,285,000	Fortis, Inc. 2.10%, 10/04/2021(1)	2,266,229
		NextEra Energy Capital Holdings, Inc.
	325,000	1.65%, 09/01/2018	325,727
	1,520,000	2.30%, 04/01/2019	1,541,179
	3,000,000	Southern Co. 2.35%, 07/01/2021	3,025,941

			15,482,965

		Electronics - 0.2%
	630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	637,513
	850,000	Fortive Corp. 2.35%, 06/15/2021(1)	852,177

			1,489,690

		Engineering & Construction - 0.3%
		SBA Tower Trust
	1,300,000	2.24%, 04/15/2043(1)	1,302,840

The accompanying notes are an integral part of these financial statements.

153

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Engineering & Construction - 0.3% - (continued)
$	1,310,000	2.93%, 12/15/2042(1)	$1,313,060

			2,615,900

		Food - 2.0%
	4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	3,998,172
	330,000	JM Smucker Co. 2.50%, 03/15/2020	336,502
		Kraft Heinz Foods Co.
	2,000,000	2.00%, 07/02/2018	2,014,406
	1,425,000	2.80%, 07/02/2020	1,466,098
		Kroger Co.
	1,415,000	1.50%, 09/30/2019	1,407,430
	540,000	2.60%, 02/01/2021	550,392
	1,250,000	7.00%, 05/01/2018	1,353,081
	2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,475,200
	3,000,000	Mondelez International, Inc. 1.41%, 02/01/2019(2)	2,999,823
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,221,606

			17,822,710

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,703,069

		Healthcare-Products - 0.5%
	1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,724,484
	2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,763,522

			4,488,006

		Healthcare-Services - 1.9%
		Aetna, Inc.
	2,135,000	1.50%, 11/15/2017	2,140,141
	3,350,000	2.40%, 06/15/2021	3,380,395
		Anthem, Inc.
	4,000,000	2.25%, 08/15/2019	4,037,136
	1,000,000	2.38%, 02/15/2017	1,003,104
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,843,659
		Laboratory Corp. of America Holdings
	1,411,000	2.20%, 08/23/2017	1,420,373
	590,000	2.63%, 02/01/2020	599,776
		UnitedHealth Group, Inc.
	1,525,000	2.13%, 03/15/2021	1,539,122
	835,000	2.70%, 07/15/2020	859,493

			16,823,199

		Holding Companies-Diversified - 0.3%
	2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,501,538

		Home Furnishings - 0.2%
	1,400,000	Whirlpool Corp. 2.40%, 03/01/2019	1,423,372

		Housewares - 0.0%
	355,000	Newell Brands, Inc. 2.05%, 12/01/2017	357,098

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Insurance - 2.7%
$	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	$4,058,728
	1,705,000	Berkshire Hathaway, Inc. 2.20%, 03/15/2021	1,742,271
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	790,797
		Marsh & McLennan Cos., Inc.
	985,000	2.35%, 09/10/2019	998,634
	770,000	2.55%, 10/15/2018	781,190
	2,300,000	MassMutual Global Funding II 2.00%, 04/15/2021(1)	2,297,330
	1,500,000	Metropolitan Life Global Funding I 1.95%, 09/15/2021(1)	1,493,695
		Principal Life Global Funding
	2,000,000	1.50%, 04/18/2019(1)	1,993,480
	1,255,000	2.20%, 04/08/2020(1)	1,263,302
		Prudential Financial, Inc.
	2,000,000	1.60%, 08/15/2018(2)	1,996,356
	1,500,000	2.35%, 08/15/2019	1,527,315
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	391,480
	861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	885,560
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	728,010
	1,445,000	Unum Group 3.00%, 05/15/2021	1,466,697
	1,715,000	Voya Financial, Inc. 2.90%, 02/15/2018	1,743,254

			24,158,099

		Internet - 0.2%
	2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,165,000

		Iron/Steel - 0.2%
	403,000	Glencore Funding LLC 2.50%, 01/15/2019(1)	403,455
	1,500,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	1,563,750

			1,967,205

		IT Services - 1.0%
	4,000,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.48%, 06/01/2019(1)	4,103,996
	1,250,000	Hewlett Packard Enterprise Co. 3.85%, 10/15/2020(1)	1,324,336
		NCR Corp.
	1,250,000	4.63%, 02/15/2021	1,265,625
	1,755,000	5.00%, 07/15/2022	1,782,413

			8,476,370

		Lodging - 0.4%
	1,500,000	Marriott International, Inc. 2.30%, 01/15/2022	1,500,429
	1,845,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,893,431

			3,393,860

		Machinery-Diversified - 0.2%
	2,000,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	2,045,000

The accompanying notes are an integral part of these financial statements.

154

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Media - 1.5%
$	3,000,000	CBS Corp. 2.30%, 08/15/2019	$3,038,280
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020(1)	1,747,107
	400,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(1)	428,000
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,239,071
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,794,152
	2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,044,400
		Viacom, Inc.
	955,000	2.20%, 04/01/2019	959,547
	1,500,000	2.75%, 12/15/2019	1,526,385

			13,776,942

		Mining - 0.3%
	1,500,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	1,516,312
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	1,002,313

			2,518,625

		Miscellaneous Manufacturing - 0.2%
	1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,520,814

		Office/Business Equipment - 0.4%
	3,250,000	Pitney Bowes, Inc. 3.38%, 10/01/2021	3,241,121

		Oil & Gas - 1.9%
		Anadarko Petroleum Corp.
	2,500,000	4.85%, 03/15/2021	2,714,060
	1,022,000	6.38%, 09/15/2017	1,064,924
	1,575,000	BP Capital Markets plc 2.32%, 02/13/2020	1,599,795
	680,000	ConocoPhillips Co. 4.20%, 03/15/2021	738,185
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,779,572
	1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,702,043
		Noble Energy, Inc.
	1,015,000	4.15%, 12/15/2021	1,076,703
	1,595,000	8.25%, 03/01/2019	1,815,161
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019(1)	481,617
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,630,417
	2,000,000	Suncor Energy, Inc. 6.10%, 06/01/2018	2,138,584
	685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	686,316

			17,427,377

		Oil & Gas Services - 0.4%
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,594,047
	925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	924,915

			3,518,962

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Pharmaceuticals - 2.3%
		AbbVie, Inc.
$	1,250,000	2.30%, 05/14/2021	$1,250,102
	1,330,000	2.50%, 05/14/2020	1,346,723
		Actavis Funding SCS
	490,000	2.45%, 06/15/2019	497,959
	3,855,000	3.00%, 03/12/2020	3,969,104
	715,000	Baxalta, Inc. 2.00%, 06/22/2018	718,492
	1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,318,230
		Cardinal Health, Inc.
	370,000	1.70%, 03/15/2018	371,152
	1,435,000	2.40%, 11/15/2019	1,462,338
	2,115,000	Express Scripts Holding Co. 2.25%, 06/15/2019	2,140,507
	945,000	Mylan N.V. 3.75%, 12/15/2020(1)	986,769
	285,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	294,493
	3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,994,375
		Teva Pharmaceutical Finance Netherlands III B.V.
	1,125,000	1.70%, 07/19/2019	1,116,272
	1,800,000	2.20%, 07/21/2021	1,778,272

			20,244,788

		Pipelines - 0.9%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	1,200,033
	2,250,000	Enbridge, Inc. 1.29%, 06/02/2017(2)	2,247,336
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,219,282
	1,700,000	2.85%, 04/15/2021	1,748,080
	1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,470,343

			7,885,074

		Real Estate - 0.1%
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,138,279

		Real Estate Investment Trusts - 1.5%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,822,924
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	249,392
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,630,377
	1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,893,783
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,025,024
	860,000	2.50%, 07/15/2021	878,873
	570,000	Ventas Realty L.P. 1.25%, 04/17/2017	570,098
	3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,014,091
	1,010,000	Welltower, Inc. 2.25%, 03/15/2018	1,018,898

			13,103,460

The accompanying notes are an integral part of these financial statements.

155

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Retail - 0.8%
$	320,000	AutoZone, Inc. 1.63%, 04/21/2019	$320,113
		CVS Health Corp.
	2,350,000	2.13%, 06/01/2021	2,350,204
	715,000	2.80%, 07/20/2020	736,728
	3,000,000	Home Depot, Inc. 2.00%, 04/01/2021	3,036,744
	550,000	McDonald’s Corp. 2.75%, 12/09/2020	566,145

			7,009,934

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	892,476

		Semiconductors - 0.6%
	2,000,000	NXP B.V. / NXP Funding LLC 4.13%, 06/01/2021(1)	2,135,000
	3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,452,208

			5,587,208

		Software - 0.6%
	541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	540,904
	2,750,000	Hewlett Packard Enterprise Co. 3.10%, 10/05/2018(1)	2,811,669
	2,375,000	Oracle Corp. 1.90%, 09/15/2021	2,365,683

			5,718,256

		Telecommunications - 1.6%
		AT&T, Inc.
	915,000	1.75%, 01/15/2018	916,804
	2,790,000	2.45%, 06/30/2020	2,806,442
	2,000,000	2.80%, 02/17/2021	2,027,384
	2,180,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,217,208
	4,495,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 09/20/2021(1)	4,530,466
	1,900,000	Verizon Communications, Inc. 1.38%, 08/15/2019	1,883,846

			14,382,150

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	2,024,466

		Transportation - 1.0%
	3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,483,362
	825,000	FedEx Corp. 2.30%, 02/01/2020	838,865
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,077,716
	45,000	2.88%, 07/17/2018(1)	45,817
	1,000,000	3.20%, 07/15/2020(1)	1,029,238
	1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,093,752

			8,568,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Trucking & Leasing - 0.4%
$	1,145,000	GATX Corp. 1.25%, 03/04/2017	$1,145,316
	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	2,147,215

			3,292,531

		Total Corporate Bonds (cost $523,651,738)	$530,371,417

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
		Saudi Arabia - 0.3%
	2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	$2,802,975

		Total Foreign Government Obligations (cost $2,782,097)	$2,802,975

MUNICIPAL BONDS - 0.5%
		General - 0.3%
	2,500,000	Florida State Board of Administration Finance Corp. Rev 2.16%, 07/01/2019	$2,543,275
	365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(5)	355,258

			2,898,533

		General Obligation - 0.0%
	265,000	Illinois State, GO 5.88%, 03/01/2019	285,622

		Pollution - 0.2%
	1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,319,721

		Total Municipal Bonds (cost $4,441,166)	$4,503,876

SENIOR FLOATING RATE INTERESTS - 20.6%(6)
		Advertising - 0.2%
	1,680,829	Acosta Holdco, Inc. 4.25%, 09/26/2021	$1,615,276

		Aerospace/Defense - 0.7%
	1,556,945	BE Aerospace, Inc. 3.82%, 12/16/2021	1,565,711
	487,313	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	488,229
	3,896,274	TransDigm, Inc. 3.75%, 06/09/2023	3,879,247

			5,933,187

		Airlines - 0.7%
		American Airlines, Inc.
	1,573,493	3.25%, 06/27/2020	1,574,390
	980,000	3.25%, 10/10/2021	980,137
	1,000,000	3.25%, 04/28/2023	1,000,000
	1,980,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	1,989,068
	893,250	Pilot Travel Centers LLC 3.28%, 05/25/2023	898,279

			6,441,874

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Auto Manufacturers - 0.2%
		Chrysler Group LLC
$	359,777	3.25%, 12/31/2018	$359,928
	1,257,055	3.50%, 05/24/2017	1,257,847
	585,428	Jaguar Holding Co. 4.25%, 08/18/2022	584,486

			2,202,261

		Beverages - 0.1%
	656,444	Oak Tea, Inc. 4.25%, 07/02/2022	656,858

		Biotechnology - 0.3%
	2,887,218	Alkermes, Inc. 3.59%, 09/25/2019	2,883,609

		Chemicals - 0.7%
	497,394	Chemours Co. 3.75%, 05/12/2022	490,927
		Huntsman International LLC
	1,979,738	3.75%, 10/01/2021	1,986,548
	293,525	4.25%, 04/01/2023	295,359
	1,488,704	Ineos U.S. Finance LLC 3.75%, 05/04/2018	1,490,982
	1,286,775	Nexeo Solutions LLC 5.25%, 06/09/2023	1,294,817
	467,649	PolyOne Corp. 3.50%, 11/11/2022	471,156
	310,000	Versum Materials, Inc. 3.34%, 09/29/2023	311,420

			6,341,209

		Commercial Services - 1.0%
	994,898	Brickman Group Ltd. LLC 4.00%, 12/18/2020	992,689
	495,688	Bright Horizons Family Solutions, Inc. 5.25%, 01/30/2020	497,457
	467,128	Global Payments, Inc. 3.50%, 04/22/2023	470,047
	1,496,250	Hertz Corp. 3.50%, 06/30/2023	1,507,786
	661,675	KAR Auction Services, Inc. 4.38%, 03/09/2023	668,497
	1,102,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	1,102,529
	1,216,950	Russell Investment Group 6.75%, 06/01/2023	1,223,035
	1,853,401	TransUnion LLC 3.50%, 04/09/2021	1,858,035
	521,839	Vantiv LLC 3.25%, 10/14/2023	524,939

			8,845,014

		Construction Materials - 0.3%
	2,675,000	American Builders & Contractors Supply Co. 0.00%, 10/31/2023(7)	2,685,031

		Distribution/Wholesale - 0.1%
	495,000	Beacon Roofing Supply, Inc. 3.50%, 10/01/2022	496,238

		Diversified Financial Services - 0.4%
	685,000	Delos Finance S.a.r.l. 3.59%, 03/06/2021	688,856
	455,000	RP Crown Parent LLC 4.50%, 10/12/2023	454,677

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Diversified Financial Services - 0.4% - (continued)
$	1,230,813	RPI Finance Trust 3.04%, 10/04/2022	$1,241,361
	912,891	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	918,314
	550,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	550,115

			3,853,323

		Electric - 0.7%
	2,219,438	Calpine Corp. 3.84%, 05/31/2023	2,232,754
	2,307,103	NRG Energy, Inc. 3.50%, 06/30/2023	2,309,987
	1,199,173	Seadrill Partners Finco LLC 4.00%, 02/21/2021	666,296
	1,020,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	1,028,776

			6,237,813

		Energy-Alternate Sources - 0.2%
	1,683,738	MEG Energy Corp. 3.75%, 03/31/2020	1,586,132

		Entertainment - 0.8%
	195,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(7)	195,649
	1,046,154	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	1,049,857
	497,590	Cedar Fair L.P. 3.25%, 03/06/2020	499,043
	1,240,346	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	1,246,126
	1,060,025	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,061,085
	2,349,113	Regal Cinemas Corporation 3.50%, 04/01/2022	2,360,858
	523,169	Scientific Games International, Inc. 6.00%, 10/01/2021	525,131

			6,937,749

		Environmental Control - 0.2%
	826,248	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	826,480
	415,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(7)	415,519
	577,787	US Ecology, Inc. 3.75%, 06/17/2021	579,711

			1,821,710

		Food - 0.7%
		Albertsons LLC
	1,711,387	4.50%, 08/25/2021	1,723,504
	373,127	4.75%, 12/21/2022	376,818
	523,429	4.75%, 06/22/2023	528,883
	452,344	B&G Foods, Inc. 3.84%, 11/02/2022	456,112
		JBS USA LLC
	1,043,519	3.75%, 09/18/2020	1,041,349
	734,450	4.00%, 10/30/2022	732,797
	565,725	Pinnacle Foods Finance LLC 3.28%, 01/13/2023	570,109

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Food - 0.7% - (continued)
$	1,164,000	Pinnacle Foods Group LLC 3.25%, 04/29/2020	$1,169,971

			6,599,543

		Healthcare-Products - 0.5%
	2,222,922	Alere, Inc. 4.25%, 06/18/2022	2,213,342
	1,565,467	Immucor, Inc. 5.00%, 08/17/2018	1,527,896
	495,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	495,876

			4,237,114

		Healthcare-Services - 1.7%
	927,988	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	930,697
	1,980,939	American Renal Holdings, Inc. 4.75%, 09/20/2019	1,956,177
	1,065,475	Amsurg Corp. 3.50%, 07/16/2021	1,064,953
		Community Health Systems, Inc.
	758,577	3.75%, 12/31/2019	716,620
	300,099	4.00%, 01/27/2021	283,069
	1,476,025	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,474,638
	1,047,088	Envision Healthcare Corp. 4.50%, 10/28/2022	1,050,365
	750,523	HCA, Inc. 3.78%, 03/17/2023	758,126
	1,630,085	IMS Health, Inc. 3.50%, 03/17/2021	1,638,236
	1,510,000	inVentiv Health, Inc. 0.00%, 09/28/2023(7)	1,509,185
	2,100,115	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	2,121,767
	393,001	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	393,984
	1,081,825	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,034,830

			14,932,647

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 3.75%, 01/26/2023	819,841

		Insurance - 0.7%
		Asurion LLC
	760,000	0.00%, 10/27/2023(7)	760,000
	895,961	5.00%, 05/24/2019	896,123
	2,951,865	5.00%, 08/04/2022	2,964,794
	1,726,847	HUB International Ltd. 4.00%, 10/02/2020	1,725,655

			6,346,572

		Internet - 0.1%
	648,964	Zayo Group LLC 3.75%, 05/06/2021	651,988

		Leisure Time - 0.3%
	2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,984,982

		Lodging - 0.4%
	1,290,000	Boyd Gaming Corp. 3.53%, 09/15/2023	1,298,953

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Lodging - 0.4% - (continued)
$	811,231	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	$808,952
	1,336,650	Station Casinos LLC 3.75%, 06/08/2023	1,342,384

			3,450,289

		Machinery-Diversified - 0.4%
	1,940,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,881,354
	1,468,033	Gates Global, Inc. 4.25%, 07/06/2021	1,446,159

			3,327,513

		Media - 1.6%
	1,776,362	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,757,852
	655,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	655,544
	425,000	CBS Radio, Inc. 4.50%, 10/17/2023	427,125
		Charter Communications Operating LLC
	401,513	3.00%, 07/01/2020	402,167
	977,791	3.00%, 01/04/2021	979,013
	298,500	3.50%, 01/24/2023	300,198
	684,211	CSC Holdings LLC 3.88%, 10/11/2024	686,352
	1,117,589	MGOC, Inc. 4.00%, 07/31/2020	1,117,354
	65,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(7)	65,244
	730,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(7)	732,738
		Numericable U.S. LLC
	1,730,000	0.00%, 01/13/2025(7)	1,721,834
	412,925	5.14%, 01/15/2024	416,332
	1,930,445	Tribune Media Co. 3.75%, 12/27/2020	1,939,615
	1,385,000	UPC Financing Partnership 4.08%, 08/31/2024	1,391,343
	1,363,476	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,368,766

			13,961,477

		Metal Fabricate/Hardware - 0.2%
	1,426,882	Rexnord LLC 4.00%, 08/21/2020	1,430,093

		Mining - 0.0%
	384,083	Minerals Technologies, Inc. 3.75%, 05/09/2021	387,206

		Oil & Gas - 0.5%
	645,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	688,944
	2,007,000	Energy Transfer Equity L.P. 3.29%, 12/02/2019	1,989,940
	654,932	Fieldwood Energy LLC 3.88%, 10/01/2018	603,357
	1,496,250	Western Refining, Inc. 5.50%, 06/23/2023	1,493,452

			4,775,693

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Oil & Gas Services - 0.2%
$	1,780,667	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	$1,472,950
	275,738	Pacific Drilling S.A. 4.50%, 06/03/2018	77,551

			1,550,501

		Packaging & Containers - 0.7%
	1,187,336	Berry Plastics Group, Inc. 3.75%, 10/01/2022	1,190,981
	1,808,883	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,810,872
	986,249	Coveris Holdings S.A. 4.50%, 05/08/2019	986,249
	390,063	Owens-Illinois, Inc. 3.50%, 09/01/2022	390,063
	2,257,738	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,262,773

			6,640,938

		Pharmaceuticals - 0.4%
	2,000,634	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,997,393
	430,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(7)	430,000
	975,000	Grifols Worldwide Operations USA, Inc. 3.46%, 02/27/2021	982,751
	554,307	Vizient, Inc. 5.00%, 02/13/2023	560,022

			3,970,166

		Provincial - 0.0%
	411,475	Seminole Tribe of Florida, Inc. 3.09%, 04/29/2020	412,401

		Real Estate - 0.2%
	1,741,184	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	1,736,100

		Real Estate Investment Trusts - 0.3%
	303,475	Equinix, Inc. 4.00%, 01/08/2023	306,131
	2,119,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	2,123,334
	546,027	Realogy Corp. 3.75%, 07/20/2022	550,237

			2,979,702

		Retail - 1.4%
	719,446	B.C. Unlimited LLC 3.75%, 12/10/2021	722,446
	507,275	Bass Pro Group LLC 4.00%, 06/05/2020	506,854
	1,903,223	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	1,905,012
	1,007,950	Coty, Inc. 3.04%, 10/27/2022	1,007,950
	708,225	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	712,871
	1,061,586	Michaels Stores, Inc. 3.75%, 01/27/2023	1,069,357
	1,802,265	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,655,831

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Retail - 1.4% - (continued)
$	710,000	Outerwall, Inc. 5.25%, 09/27/2023	$716,511
	696,298	PetSmart, Inc. 4.00%, 03/11/2022	697,663
	1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,084,209
	1,213,411	US Foods, Inc. 4.00%, 06/27/2023	1,220,558
	1,122,188	Yum! Brands, Inc. 3.29%, 06/16/2023	1,133,409

			12,432,671

		Semiconductors - 0.7%
	1,116,379	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	1,127,386
	588,040	Entegris, Inc. 3.50%, 04/30/2021	590,980
	435,261	MacDermid, Inc. 5.00%, 06/07/2023	438,525
	762,199	NXP B.V. 3.41%, 12/07/2020	764,531
	1,200,000	ON Semiconductor Corp. 3.78%, 03/31/2023	1,206,600
	1,960,150	Sensata Technologies B.V. 3.00%, 10/14/2021	1,967,501

			6,095,523

		Software - 1.9%
	1,019,573	CDW LLC 3.00%, 08/04/2023	1,023,764
	1,395,000	Dell, Inc. 4.00%, 09/07/2023	1,404,528
	2,034,259	Emdeon Business Services LLC 3.75%, 11/02/2018	2,038,084
		First Data Corp.
	904,618	3.52%, 03/24/2021	908,236
	4,180,000	4.27%, 07/08/2022	4,208,758
	761,748	Infor U.S., Inc. 3.75%, 06/03/2020	759,303
	1,252,188	Kronos, Inc. 4.50%, 10/30/2019	1,256,884
		Magic Newco LLC
EUR	385,000	0.00%, 10/03/2023(7)	426,729
$	460,000	0.00%, 10/03/2023(7)	463,450
	1,684,863	6.50%, 12/12/2018	1,695,815
	972,968	SS&C Technologies, Inc. 4.00%, 07/08/2022	979,963
	2,224,425	WEX, Inc. 4.25%, 07/01/2023	2,248,071

			17,413,585

		Telecommunications - 1.0%
	2,000,000	Abacus Innovations Corp. 3.28%, 08/16/2023	2,013,580
	301,950	CommScope, Inc. 3.25%, 12/29/2022	303,209
		Level 3 Financing, Inc.
	1,255,000	3.50%, 05/31/2022	1,259,706
	510,000	4.00%, 08/01/2019	512,188
	1,228,500	4.00%, 01/15/2020	1,234,028
	1,079,342	Telesat Canada 3.50%, 03/28/2019	1,079,342

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Telecommunications - 1.0% - (continued)
$	2,223,023	Univision Communications, Inc. 4.00%, 03/01/2020	$2,226,308
		Ziggo Financing Partnership
	485,872	3.50%, 01/15/2022	485,469
	56,179	3.70%, 01/15/2022	56,132

			9,169,962

		Total Senior Floating Rate Interests (cost $185,248,117)	$184,843,791

U.S. GOVERNMENT AGENCIES - 7.3%
		FHLMC - 1.4%
	191,319	1.53%, 02/25/2024(2)	$191,452
	11,733,522	1.78%, 07/25/2021(2)(4)	749,188
	13,046,584	1.96%, 08/25/2018(2)(4)	361,851
	9,352,227	3.00%, 04/01/2031	9,789,775
	1,554,774	3.50%, 04/01/2027	1,651,144

			12,743,410

		FNMA - 5.8%
	7,000,000	1.38%, 01/28/2019	7,062,965
	3,231,721	3.00%, 08/01/2027	3,387,987
	4,016,432	3.00%, 02/01/2030	4,204,929
	6,175,787	3.00%, 12/01/2030	6,465,625
	2,144,685	3.00%, 02/01/2031	2,245,338
	4,252,804	3.00%, 03/01/2031	4,452,394
	7,000,000	3.00%, 11/01/2031(8)(9)	7,325,391
	2,688,356	3.50%, 11/01/2026	2,835,337
	6,098,172	3.50%, 12/01/2026	6,431,382
	978,236	3.50%, 12/01/2028	1,030,455
	5,600,000	3.50%, 11/01/2031(8)(9)	5,899,906

			51,341,709

		GNMA - 0.1%
	354,909	5.00%, 08/20/2039	384,698
	357,541	6.50%, 05/16/2031	415,557

			800,255

		Total U.S. Government Agencies (cost $64,089,291)	$64,885,374

		Total Long-Term Investments (cost $896,949,571)	$904,052,255

SHORT-TERM INVESTMENTS - 1.2%
		Other Investment Pools & Funds - 1.2%
	10,554,617	Fidelity Institutional Government Fund, Institutional Class	$10,554,617

		Total Short-Term Investments (cost $10,554,617)	$10,554,617

Total Investments (cost $907,504,188)^	102.1%	$914,606,872
Other Assets and Liabilities	(2.1)%	(19,038,676)

Total Net Assets	100.0%	$895,568,196

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $907,512,614 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,548,130
Unrealized Depreciation	(2,453,872)

Net Unrealized Appreciation	$7,094,258

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $230,364,791, which represents 25.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a zero-coupon bond.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $13,239,488 at October 31, 2016.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	569	12/30/2016	$124,309,788	$124,122,016	$(187,772)

Short position contracts:
U.S. Treasury 10-Year Note Future	24	12/20/2016	$3,150,138	$3,111,000	$39,138
U.S. Treasury 5-Year Note Future	969	12/30/2016	117,710,196	117,052,172	658,024
U.S. Treasury Long Bond Future	7	12/20/2016	1,192,829	1,139,031	53,798

Total					$750,960

Total futures contracts					$563,188

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$116,644,822	$—	$116,644,822	$—
Corporate Bonds	530,371,417	—	530,371,417	—
Foreign Government Obligations	2,802,975	—	2,802,975	—
Municipal Bonds	4,503,876	—	4,503,876	—
Senior Floating Rate Interests	184,843,791	—	184,843,791	—
U.S. Government Agencies	64,885,374	—	64,885,374	—
Short-Term Investments	10,554,617	10,554,617	—	—
Futures Contracts(2)	750,960	750,960	—	—

Total	$915,357,832	$11,305,577	$904,052,255	$—

Liabilities
Futures Contracts(2)	$(187,772)	$(187,772)	$—	$—

Total	$(187,772)	$(187,772)	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

163

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4%
		Asset-Backed - Finance & Insurance - 1.4%
$	750,000	CIFC Funding Ltd. 3.54%, 12/05/2024(1)(2)	$746,915
	250,000	6.59%, 12/05/2024(1)(2)	241,224
	1,155,000	First Franklin Mortgage Loan Trust 0.77%, 04/25/2036(1)	771,482
	1,875,878	GSAMP Trust 0.62%, 01/25/2037(1)	1,168,736
	1,165,000	Magnetite Ltd. 5.83%, 01/18/2027(1)(2)	1,048,291
	773,807	SoFi Consumer Loan Program LLC 3.09%, 10/27/2025(2)	777,064
	869,000	Sound Point CLO Ltd. 5.48%, 07/15/2025(1)(2)	784,796

			5,538,508

		Asset-Backed - Home Equity - 1.6%
	1,178,863	GSAA Home Equity Trust 0.60%, 12/25/2046(1)	641,003
	1,696,116	0.61%, 02/25/2037(1)	947,431
	499,565	0.63%, 03/25/2037(1)	269,246
	1,394,971	0.71%, 11/25/2036(1)	692,442
	1,233,267	0.76%, 04/25/2047(1)	820,162
	551,320	5.88%, 09/25/2036(3)	287,815
	110,316	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(1)	96,434
	2,754,974	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(1)	1,219,144
	85,833	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	43,607
		Soundview Home Loan Trust
	1,565,937	0.77%, 07/25/2036(1)	1,066,212
	280,000	0.78%, 11/25/2036(1)	199,483

			6,282,979

		Commercial Mortgage - Backed Securities - 1.8%
	840,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(1)(2)	459,104
	180,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)	125,451
	330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	204,161
	105,000	Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	71,419
	1,795,000	GS Mortgage Securities Corp. II 4.85%, 11/10/2045(1)(2)	1,664,918
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047(2)	158,994
	465,167	3.67%, 04/10/2047(2)	242,287
	485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	388,179
		JP Morgan Chase Commercial Mortgage Securities Trust
	560,000	2.73%, 10/15/2045(1)(2)	313,639
	125,000	4.00%, 08/15/2046(1)(2)	102,188
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	281,063

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Commercial Mortgage - Backed Securities - 1.8% - (continued)
$	365,000	Morgan Stanley Capital I Trust 5.16%, 07/15/2049(1)(2)	$287,576
	240,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	167,391
	710,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(2)	729,788
		WF-RBS Commercial Mortgage Trust
	665,000	3.02%, 11/15/2047(2)	301,265
	1,750,000	4.80%, 11/15/2045(1)(2)	1,414,943
	170,000	5.00%, 06/15/2044(1)(2)	147,446
	195,505	5.00%, 04/15/2045(1)(2)	115,966

			7,175,778

		Whole Loan Collateral CMO - 10.6%
		Adjustable Rate Mortgage Trust
	94,635	0.79%, 01/25/2036(1)	78,702
	116,671	1.03%, 01/25/2036(1)	100,115
	373,945	3.98%, 11/25/2037(1)(2)	313,035
		Alternative Loan Trust
	337,177	0.80%, 01/25/2036(1)	277,677
	518,000	0.85%, 11/25/2035(1)	416,164
	1,858,651	0.93%, 10/25/2036(1)	1,147,438
	753,172	5.50%, 12/25/2035	630,999
	1,150,645	5.75%, 05/25/2036	889,866
	918,994	6.00%, 05/25/2036	696,459
		American Home Mortgage Assets Trust
	384,484	0.66%, 03/25/2047(1)	295,918
	120,240	0.72%, 09/25/2046(1)	90,586
	715,484	1.46%, 10/25/2046(1)	499,667
		Banc of America Funding Trust
	491,163	0.72%, 10/20/2036(1)	410,838
	586,389	3.19%, 04/20/2036(1)	492,854
	153,035	5.85%, 01/25/2037(3)	129,909
	258,386	Banc of America Mortgage Trust 3.23%, 09/25/2035(1)	247,472
		BCAP LLC Trust
	658,148	0.70%, 01/25/2037(1)	530,082
	655,227	0.71%, 03/25/2037(1)	610,208
		Bear Stearns Adjustable Rate Mortgage Trust
	600,298	2.83%, 10/25/2035(1)	577,680
	265,558	3.12%, 02/25/2036(1)	222,893
	200,830	Bear Stearns Alt-A Trust 0.85%, 08/25/2036(1)	152,959
	336,806	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(1)	273,417
	1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	999,609
		CHL Mortgage Pass-Through Trust
	71,542	1.21%, 03/25/2035(1)	55,956
	118,508	2.82%, 03/20/2036(1)	96,418
	980,993	3.13%, 09/25/2047(1)	868,922
	329,837	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 03/25/2037(1)	243,087
	1,752,412	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(1)	1,424,700
	129,084	First Horizon Mortgage Pass-Through Trust 2.97%, 08/25/2037(1)	102,521

The accompanying notes are an integral part of these financial statements.

164

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
		GMAC Mortgage Corp. Loan Trust
$	676,466	3.41%, 09/19/2035(1)	$617,071
	107,759	3.41%, 04/19/2036(1)	95,796
		GSR Mortgage Loan Trust
	2,339,960	0.83%, 01/25/2037(1)	1,442,663
	1,372,118	2.97%, 01/25/2036(1)	1,267,046
	1,071,256	3.05%, 04/25/2035(1)	1,023,660
	108,079	3.21%, 10/25/2035(1)	93,860
		HarborView Mortgage Loan Trust
	281,624	0.72%, 01/19/2038(1)	241,848
	2,916,933	0.77%, 12/19/2036(1)	2,167,849
	720,411	0.86%, 09/19/2035(1)	577,850
	60,482	Impac CMB Trust 2.78%, 02/25/2036(1)	58,218
	1,519,224	Impac Secured Assets Corp. 0.81%, 08/25/2036(1)	1,134,799
	702,576	IndyMac IMSC Mortgage Loan Trust 0.68%, 03/25/2047(1)	445,167
		IndyMac Index Mortgage Loan Trust
	311,822	0.72%, 04/25/2037(1)	227,943
	207,887	0.77%, 07/25/2035(1)	181,469
	477,987	0.81%, 07/25/2035(1)	384,452
	672,438	0.82%, 01/25/2036(1)	425,221
	1,272,107	0.93%, 07/25/2046(1)	763,316
	1,529,179	3.14%, 04/25/2037(1)	975,911
		JP Morgan Mortgage Trust
	374,520	2.98%, 11/25/2035(1)	349,221
	997,021	2.99%, 05/25/2036(1)	893,541
	278,763	3.16%, 09/25/2035(1)	265,585
		Lehman XS Trust
	418,578	0.74%, 07/25/2046(1)	333,440
	153,960	0.77%, 06/25/2047(1)	105,341
	928,428	LSTAR Securities Investment Trust 2.53%, 09/01/2021(1)(2)	917,009
	75,957	Luminent Mortgage Trust 0.73%, 10/25/2046(1)	64,848
	309,382	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(1)	239,992
	1,761,275	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(1)	1,320,841
	449,100	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	423,432
		Residential Accredit Loans, Inc.
	231,413	0.83%, 04/25/2036(1)	166,191
	205,596	1.32%, 09/25/2046(1)	145,787
	1,506,427	1.83%, 11/25/2037(1)	1,027,620
	88,462	6.00%, 12/25/2035	76,406
	959,266	Residential Asset Securitization Trust 0.98%, 03/25/2035(1)	753,728
		Residential Funding Mortgage Securities, Inc.
	1,026,329	3.25%, 08/25/2035(1)	759,610
	92,257	3.47%, 04/25/2037(1)	78,409
	59,128	Sequoia Mortgage Trust 3.09%, 07/20/2037(1)	47,746
	1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,039,308

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
$	1,565,246	Structured Adjustable Rate Mortgage Loan Trust 2.98%, 02/25/2036(1)	$1,244,614
	1,446,155	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(1)	1,160,118
	1,506,241	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	1,204,140
		WaMu Mortgage Pass-Through Certificates Trust
	157,994	0.95%, 06/25/2044(1)	146,395
	1,259,138	1.33%, 12/25/2046(1)	975,453
	65,156	1.52%, 08/25/2046(1)	55,581
	152,318	2.20%, 11/25/2046(1)	136,817
	1,303,504	2.57%, 06/25/2037(1)	1,164,754
	313,203	2.81%, 08/25/2036(1)	278,346
	873,738	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.13%, 07/25/2036(1)	481,398
	185,614	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(1)	161,639
		Wells Fargo Commercial Mortgage Trust
	685,000	2.88%, 05/15/2048(1)(2)	348,886
	205,000	3.36%, 09/15/2058(2)	122,715
	264,907	Wells Fargo Mortgage Backed Securities Trust 3.23%, 09/25/2036(1)	248,460

			41,737,661

		Total Asset & Commercial Mortgage Backed Securities (cost $61,587,972)	$60,734,926

CORPORATE BONDS - 26.3%
		Advertising - 0.0%
	45,000	Lamar Media Corp. 5.75%, 02/01/2026	$48,179

		Airlines - 0.0%
	55,000	Aircastle Ltd. 5.00%, 04/01/2023	56,925

		Apparel - 0.3%
	255,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)	259,462
	950,000	William Carter Co. 5.25%, 08/15/2021	988,000

			1,247,462

		Auto Parts & Equipment - 0.0%
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	158,250

		Chemicals - 0.4%
	845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	848,169
	45,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	46,012
	545,000	Westlake Chemical Corp. 4.63%, 02/15/2021(2)	569,520

			1,463,701

The accompanying notes are an integral part of these financial statements.

165

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Commercial Banks - 8.8%
EUR	775,000	Allied Irish Banks plc 7.38%, 12/03/2020(1)(4)(5)	$790,012
		Banco Bilbao Vizcaya Argentaria S.A.
	2,400,000	7.00%, 02/19/2019(1)(4)(5)	2,545,841
$	1,200,000	9.00%, 05/09/2018(1)(4)(5)	1,246,500
EUR	1,200,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(4)(5)	1,228,385
	1,550,000	Bank of Ireland 7.38%, 06/18/2020(1)(4)(5)	1,650,604
		Barclays plc
$	200,000	7.88%, 03/15/2022(1)(4)(5)	198,800
EUR	1,550,000	8.00%, 12/15/2020(1)(4)	1,741,924
$	830,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(4)	867,350
		CIT Group, Inc.
	600,000	5.38%, 05/15/2020	641,250
	517,000	5.50%, 02/15/2019(2)	544,142
	310,000	Citigroup, Inc. 5.50%, 09/13/2025	349,081
EUR	725,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(1)(4)(5)	800,846
		Credit Agricole S.A.
	1,050,000	6.50%, 06/23/2021(1)(4)(5)	1,181,454
$	900,000	8.13%, 12/23/2025(1)(2)(4)	966,456
	2,965,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(4)	2,861,225
	3,800,000	Export-Import Bank of India 3.38%, 08/05/2026(2)	3,767,875
	895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	966,981
	2,025,000	ICICI Bank Ltd. 4.00%, 03/18/2026(2)	2,058,307
	1,625,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(4)	1,484,844
GBP	450,000	Lloyds Banking Group plc 7.00%, 06/27/2019(1)(4)(5)	550,525
$	240,000	Radian Group, Inc. 7.00%, 03/15/2021	269,026
		Royal Bank of Scotland Group plc
	1,690,000	7.50%, 08/10/2020(1)(4)	1,550,575
	350,000	8.63%, 08/15/2021(1)(4)	348,250
GBP	200,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(1)(4)(5)	244,921
		Societe Generale S.A.
$	800,000	7.38%, 09/13/2021(1)(2)(4)	793,200
	1,875,000	8.25%, 11/29/2018(1)(4)(5)	1,928,906
		UBS Group AG
EUR	425,000	5.75%, 02/19/2022(1)(4)(5)	487,538
$	1,175,000	6.88%, 03/22/2021(1)(4)(5)	1,178,391
	250,000	7.00%, 02/19/2025(1)(4)(5)	266,875
	975,000	7.13%, 02/19/2020(1)(4)(5)	998,156

			34,508,240

		Commercial Services - 0.3%
	470,000	Cardtronics, Inc. 5.13%, 08/01/2022	480,575
		United Rentals North America, Inc.
	200,000	4.63%, 07/15/2023	206,500
	280,000	5.50%, 07/15/2025	283,500

			970,575

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Construction Materials - 0.9%
$	90,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	$91,013
	595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	656,013
	191,000	Eagle Materials, Inc. 4.50%, 08/01/2026	192,522
	1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,241,950
	440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	467,500
		Standard Industries, Inc.
	755,000	5.38%, 11/15/2024(2)	780,481
	150,000	6.00%, 10/15/2025(2)	160,117

			3,589,596

		Diversified Financial Services - 0.9%
	970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,008,315
	160,000	Aircastle Ltd. 5.50%, 02/15/2022	171,600
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	419,125
	100,000	5.88%, 08/15/2022	110,128
	80,000	6.25%, 05/15/2019	86,500
		Navient Corp.
	340,000	5.50%, 01/15/2019	346,800
	270,000	6.63%, 07/26/2021	272,025
	495,000	7.25%, 09/25/2023	493,144
	690,000	8.45%, 06/15/2018	746,269

			3,653,906

		Electric - 1.5%
	1,235,000	AES Corp. 8.00%, 06/01/2020	1,448,037
	1,270,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	1,276,350
	645,000	NRG Energy, Inc. 6.25%, 07/15/2022	646,613
	2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(5)	2,646,925

			6,017,925

		Electrical Components & Equipment - 0.1%
	400,000	EnerSys 5.00%, 04/30/2023(2)	410,000

		Engineering & Construction - 0.3%
	1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,359,890

		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
	10,000	4.38%, 04/15/2021	10,525
	150,000	5.38%, 04/15/2026	159,375
		WMG Acquisition Corp.
	180,000	4.88%, 11/01/2024(2)	179,550
	110,000	5.00%, 08/01/2023(2)	111,375

			460,825

The accompanying notes are an integral part of these financial statements.

166

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Environmental Control - 0.2%
		Clean Harbors, Inc.
$	60,000	5.13%, 06/01/2021	$61,425
	601,000	5.25%, 08/01/2020	613,020

			674,445

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022(2)	122,476
	255,000	5.75%, 07/15/2023(2)	257,550
	440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	444,400

			824,426

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	175,000	5.63%, 05/20/2024	183,313
	175,000	5.88%, 08/20/2026	183,750

			367,063

		Healthcare-Products - 0.1%
	455,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	490,262

		Healthcare-Services - 1.0%
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	601,463
	50,000	HCA Holdings, Inc. 6.25%, 02/15/2021	53,938
		HCA, Inc.
	305,000	4.75%, 05/01/2023	317,581
	30,000	5.38%, 02/01/2025	30,621
	970,000	6.50%, 02/15/2020	1,074,275
	440,000	LifePoint Health, Inc. 5.88%, 12/01/2023	446,600
	90,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	94,050
	1,080,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,137,650

			3,756,178

		Home Builders - 0.3%
	551,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	579,239
	450,000	Meritage Homes Corp. 6.00%, 06/01/2025	474,750
	55,000	PulteGroup, Inc. 4.25%, 03/01/2021	57,750

			1,111,739

		Insurance - 0.9%
	1,330,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(4)	1,386,791
	235,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	237,350
EUR	1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,638,785
$	110,000	MGIC Investment Corp. 5.75%, 08/15/2023	116,050

			3,378,976

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Internet - 0.0%
$	175,000	Netflix, Inc. 4.38%, 11/15/2026(2)	$172,156

		Iron/Steel - 0.2%
		Steel Dynamics, Inc.
	290,000	5.13%, 10/01/2021	302,325
	155,000	5.50%, 10/01/2024	163,525
	414,000	United States Steel Corp. 7.38%, 04/01/2020	411,930

			877,780

		IT Services - 0.1%
	250,000	NCR Corp. 4.63%, 02/15/2021	253,125

		Lodging - 0.4%
	420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	459,375
	275,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(2)	275,688
	710,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	728,637

			1,463,700

		Machinery - Construction & Mining - 0.1%
	245,000	Oshkosh Corp. 5.38%, 03/01/2025	256,025

		Machinery-Diversified - 0.1%
	465,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	475,463

		Media - 1.8%
	335,000	Altice US Finance I Corp. 5.50%, 05/15/2026(2)	341,700
		CCO Holdings LLC / CCO Holdings Capital Corp.
	30,000	5.13%, 02/15/2023	31,050
	770,000	5.25%, 09/30/2022	801,762
	70,000	5.75%, 09/01/2023	73,850
	10,000	5.75%, 01/15/2024	10,575
	15,000	6.63%, 01/31/2022	15,638
	195,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(2)	228,511
	350,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025(2)	377,493
	215,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(2)	230,050
	325,000	CSC Holdings LLC 5.50%, 04/15/2027(2)	329,672
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	55,378
	625,000	6.75%, 06/01/2021	671,487
	425,000	7.88%, 09/01/2019	473,875
	810,000	Liberty Interactive LLC 8.25%, 02/01/2030	866,700
	440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	468,732

The accompanying notes are an integral part of these financial statements.

167

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Media - 1.8% - (continued)
$	240,000	SFR Group S.A. 7.38%, 05/01/2026(2)	$242,400
		TEGNA, Inc.
	220,000	4.88%, 09/15/2021(2)	229,350
	470,000	5.13%, 07/15/2020	488,800
	5,000	5.50%, 09/15/2024(2)	5,125
	30,000	6.38%, 10/15/2023	31,725
	300,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	310,875
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	114,813
	750,000	5.38%, 06/15/2024(2)	784,687

			7,184,248

		Mining - 0.4%
		Anglo American Capital plc
	235,000	3.63%, 05/14/2020(2)	236,175
	210,000	4.13%, 09/27/2022(2)	207,900
	200,000	4.88%, 05/14/2025(2)	203,500
		Freeport-McMoRan, Inc.
	60,000	3.88%, 03/15/2023	54,150
	160,000	4.55%, 11/14/2024	146,800
	160,000	5.40%, 11/14/2034	137,800
	355,000	5.45%, 03/15/2043	294,650
	55,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	58,094
	235,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	272,012

			1,611,081

		Multi-National - 0.0%
INR	8,060,000	International Finance Corp. 7.10%, 03/21/2031	128,552

		Oil & Gas - 2.8%
		Anadarko Petroleum Corp.
$	15,000	5.55%, 03/15/2026	17,052
	20,000	6.60%, 03/15/2046	24,721
	120,000	Antero Resources Corp. 5.63%, 06/01/2023	122,400
		Concho Resources, Inc.
	20,000	5.50%, 10/01/2022	20,550
	220,000	5.50%, 04/01/2023	225,060
	115,000	6.50%, 01/15/2022	119,025
		Continental Resources, Inc.
	15,000	3.80%, 06/01/2024	13,800
	175,000	4.50%, 04/15/2023	166,688
	45,000	4.90%, 06/01/2044	38,306
	205,000	5.00%, 09/15/2022	200,900
	30,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(2)	30,000
	1,861,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,642,332
		Marathon Oil Corp.
	160,000	3.85%, 06/01/2025	154,493
	70,000	5.20%, 06/01/2045	65,651
	55,000	6.60%, 10/01/2037	59,055
	45,000	6.80%, 03/15/2032	48,915
	271,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	222,220

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Oil & Gas - 2.8% - (continued)
		Petrobras Global Finance B.V.
$	1,145,000	4.38%, 05/20/2023	$1,037,656
	1,335,000	5.38%, 01/27/2021	1,321,917
		Petroleos Mexicanos
	936,000	5.50%, 06/27/2044	806,270
	1,867,000	6.75%, 09/21/2047(2)	1,850,664
	30,000	SM Energy Co. 6.75%, 09/15/2026	30,750
	455,000	Tesoro Corp. 5.13%, 04/01/2024	468,650
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	247,000
	425,000	6.00%, 01/15/2022	423,938
	1,567,000	YPF S.A. 8.50%, 07/28/2025(5)	1,708,030

			11,066,043

		Packaging & Containers - 0.4%
	130,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(2)	127,563
	635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	665,163
	215,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	229,109
	465,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	477,350

			1,499,185

		Pipelines - 1.2%
		DCP Midstream LLC
	55,000	5.35%, 03/15/2020(2)	56,650
	65,000	9.75%, 03/15/2019(2)	73,125
		DCP Midstream Operating L.P.
	70,000	2.70%, 04/01/2019	68,425
	40,000	3.88%, 03/15/2023	38,900
	145,000	4.95%, 04/01/2022	148,625
	100,000	5.60%, 04/01/2044	93,750
	1,255,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,367,950
	1,260,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	1,296,736
		MPLX L.P.
	210,000	4.88%, 12/01/2024	219,629
	205,000	4.88%, 06/01/2025	213,846
		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
	230,000	5.50%, 10/15/2019	245,525
	625,000	6.25%, 10/15/2022	662,500
		Williams Cos., Inc.
	100,000	3.70%, 01/15/2023	96,750
	50,000	4.55%, 06/24/2024	50,875
	90,000	5.75%, 06/24/2044	91,969
	60,000	7.88%, 09/01/2021	69,600

			4,794,855

		Real Estate Investment Trusts - 0.2%
	230,000	Corrections Corp. of America 4.13%, 04/01/2020	215,050

The accompanying notes are an integral part of these financial statements.

168

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Real Estate Investment Trusts - 0.2% - (continued)
$	350,000	Equinix, Inc. 5.38%, 04/01/2023	$365,312

			580,362

		Retail - 0.2%
	425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	423,937
	250,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(2)	260,625

			684,562

		Semiconductors - 0.3%
		NXP B.V. / NXP Funding LLC
	200,000	4.13%, 06/15/2020(2)	211,000
	230,000	4.63%, 06/15/2022(2)	250,700
	330,000	4.63%, 06/01/2023(2)	361,350
		Sensata Technologies B.V.
	265,000	5.00%, 10/01/2025(2)	271,625
	45,000	5.63%, 11/01/2024(2)	47,700

			1,142,375

		Shipbuilding - 0.0%
	60,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	63,113

		Software - 0.3%
		First Data Corp.
	95,000	5.00%, 01/15/2024(2)	96,425
	530,000	5.38%, 08/15/2023(2)	548,550
		MSCI, Inc.
	20,000	4.75%, 08/01/2026(2)	20,150
	45,000	5.25%, 11/15/2024(2)	47,250
	245,000	5.75%, 08/15/2025(2)	260,472
	50,000	Open Text Corp. 5.88%, 06/01/2026(2)	53,250

			1,026,097

		Telecommunications - 1.4%
	390,000	AT&T, Inc. 4.75%, 05/15/2046	381,645
	300,000	CommScope, Inc. 4.38%, 06/15/2020(2)	307,875
	150,000	Frontier Communications Corp. 10.50%, 09/15/2022	156,000
	1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	1,075,152
	380,000	Nokia Oyj 6.63%, 05/15/2039	410,400
		Sprint Communications, Inc.
	1,114,000	7.00%, 03/01/2020(2)	1,211,475
	476,000	9.00%, 11/15/2018(2)	523,600
		T-Mobile USA, Inc.
	400,000	6.46%, 04/28/2019	406,500
	40,000	6.63%, 11/15/2020	41,100
		Telecom Italia Capital S.A.
	125,000	6.00%, 09/30/2034	124,375
	40,000	6.38%, 11/15/2033	40,980
	145,000	7.72%, 06/04/2038	159,862

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Telecommunications - 1.4% - (continued)
$	550,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	$552,750

			5,391,714

		Total Corporate Bonds (cost $102,986,724)	$103,218,999

FOREIGN GOVERNMENT OBLIGATIONS - 20.7%
		Argentina - 1.3%
ARS	6,049,245	Argentina Treasury Bond 2.25%, 04/28/2020	$398,146
		Argentine Republic Government International Bond
EUR	4,115,000	2.26%, 12/31/2038(3)	2,854,897
$	320,000	7.63%, 04/22/2046(2)	348,800
	918,335	8.28%, 12/31/2033	1,029,913
	325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	370,551

			5,002,307

		Australia - 0.1%
AUD	280,000	Australia Government Bond 5.75%, 05/15/2021(5)	249,198

		Austria - 0.2%
		Austria Government Bond
EUR	260,000	1.65%, 10/21/2024(2)(5)	321,529
	400,000	1.95%, 06/18/2019(2)(5)	467,856

			789,385

		Belgium - 0.3%
		Belgium Government Bond
	440,000	1.25%, 06/22/2018(5)	497,954
	375,000	2.60%, 06/22/2024(2)(5)	491,281
	225,000	3.75%, 09/28/2020(2)(5)	287,743

			1,276,978

		Brazil - 2.1%
		Brazil Notas do Tesouro Nacional
BRL	12,099,160	6.00%, 05/15/2017(6)	3,778,448
	4,480,953	6.00%, 08/15/2022(6)	1,403,554
	1,574,000	10.00%, 01/01/2021	473,374
$	2,830,000	Brazilian Government International Bond 5.00%, 01/27/2045	2,497,475

			8,152,851

		Canada - 0.1%
CAD	775,000	Canadian Government Bond 1.75%, 09/01/2019	596,842

		Chile - 0.0%
CLP	25,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	40,939

		Colombia - 0.3%
		Colombian TES
COP	2,958,719,600	4.25%, 05/17/2017(6)	993,906
	444,000,000	10.00%, 07/24/2024	173,530

			1,167,436

		Croatia - 0.5%
EUR	1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(5)	1,917,941

The accompanying notes are an integral part of these financial statements.

169

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Denmark - 0.1%
		Denmark Government Bond
DKK	500,000	1.75%, 11/15/2025	$83,490
	1,745,000	4.00%, 11/15/2019	292,378

			375,868

		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018(2)(5)	169,986
	170,000	1.50%, 04/15/2023(2)(5)	206,177

			376,163

		France - 0.8%
		France Government Bond OAT
	630,000	0.01%, 05/25/2020(5)	701,956
	445,000	0.50%, 11/25/2019(5)	503,370
	810,000	1.00%, 11/25/2018(5)	917,952
	790,000	3.00%, 04/25/2022(5)	1,019,996

			3,143,274

		Hungary - 0.8%
		Hungary Government International Bond
$	2,696,000	5.38%, 02/21/2023	3,059,421
	130,000	6.38%, 03/29/2021	149,974

			3,209,395

		India - 0.1%
INR	18,000,000	International Finance Corp. 7.80%, 06/03/2019	280,196

		Indonesia - 1.8%
		Indonesia Government International Bond
$	775,000	6.63%, 02/17/2037(5)	973,005
	765,000	6.75%, 01/15/2044(5)	1,008,529
	1,610,000	7.75%, 01/17/2038(5)	2,257,012
		Indonesia Treasury Bond
IDR	15,313,000,000	8.25%, 07/15/2021	1,229,922
	15,844,000,000	8.38%, 03/15/2024	1,289,572
	3,848,000,000	8.38%, 09/15/2026	313,770

			7,071,810

		Ireland - 0.1%
		Ireland Government Bond
EUR	205,000	3.40%, 03/18/2024(5)	275,799
	230,000	4.50%, 10/18/2018	276,892

			552,691

		Italy - 0.8%
		Italy Buoni Poliennali Del Tesoro
	1,300,000	1.50%, 08/01/2019	1,477,572
	415,000	3.75%, 09/01/2024	537,734
	815,000	4.75%, 09/01/2021	1,071,179

			3,086,485

		Japan - 0.5%
JPY	165,000,000	Japan Government Five Year Bond 0.30%, 09/20/2018	1,590,038
	48,800,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	491,951

			2,081,989

		Malaysia - 0.1%
		Malaysia Government Bond
MYR	1,095,000	3.80%, 09/30/2022	264,847
	440,000	3.96%, 09/15/2025	106,436

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Malaysia - 0.1% - (continued)
MYR	325,000	5.73%, 07/30/2019	$82,660

			453,943

		Mexico - 1.1%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	214,892
	1,749,000	8.00%, 06/11/2020	99,023
	5,319,200	10.00%, 12/05/2024	349,985
		Mexico Government International Bond
$	520,000	3.50%, 01/21/2021	547,560
	3,456,000	4.35%, 01/15/2047	3,269,376

			4,480,836

		Netherlands - 0.4%
		Netherlands Government Bond
EUR	350,000	0.25%, 01/15/2020	394,173
	545,000	1.25%, 01/15/2019(2)(5)	622,415
	290,000	2.00%, 07/15/2024(2)(5)	367,724

			1,384,312

		Norway - 0.1%
		Norway Government Bond
NOK	295,000	2.00%, 05/24/2023(2)(5)	37,617
	1,305,000	3.75%, 05/25/2021(2)(5)	177,365

			214,982

		Panama - 0.4%
$	1,675,000	Panama Government International Bond 3.88%, 03/17/2028	1,775,500

		Peru - 0.2%
PEN	135,000	Peru Government Bond 8.20%, 08/12/2026	47,539
$	500,000	Peruvian Government International Bond 4.13%, 08/25/2027	556,875

			604,414

		Poland - 0.2%
		Poland Government Bond
PLN	1,410,000	2.00%, 04/25/2021	353,525
	865,000	4.00%, 10/25/2023	235,292
	1,100,000	5.25%, 10/25/2017	290,193

			879,010

		Romania - 0.7%
RON	280,000	Romania Government Bond 5.75%, 04/29/2020	77,088
EUR	2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(5)	2,490,989

			2,568,077

		Russia - 1.4%
		Russian Foreign Bond - Eurobond
$	2,000,000	4.88%, 09/16/2023(5)	2,149,920
	3,100,000	5.00%, 04/29/2020(5)	3,307,328

			5,457,248

		Saudi Arabia - 0.8%
	3,245,000	Saudi Government International Bond 4.50%, 10/26/2046(2)	3,192,269

		Singapore - 0.0%
SGD	130,000	Singapore Government Bond 3.00%, 09/01/2024	101,804

The accompanying notes are an integral part of these financial statements.

170

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		South Africa - 0.3%
		South Africa Government Bond
ZAR	5,140,000	7.00%, 02/28/2031	$317,128
	790,000	8.00%, 01/31/2030	53,609
$	1,029,000	South Africa Government International Bond 4.30%, 10/12/2028	997,821

			1,368,558

		Spain - 0.8%
		Spain Government Bond
EUR	180,000	0.50%, 10/31/2017	199,028
	135,000	1.30%, 10/31/2026(2)(5)	149,340
	155,000	1.95%, 04/30/2026(2)(5)	182,296
	575,000	2.75%, 10/31/2024(2)(5)	721,216
	700,000	4.50%, 01/31/2018	813,201
	770,000	5.50%, 04/30/2021(2)(5)	1,047,478

			3,112,559

		Sweden - 0.1%
		Sweden Government Bond
SEK	1,215,000	1.50%, 11/13/2023	150,272
	2,615,000	3.75%, 08/12/2017	299,845

			450,117

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(5)	58,208
	145,000	3.00%, 01/08/2018(5)	153,345

			211,553

		Thailand - 0.5%
THB	64,125,000	Bank of Thailand 1.49%, 02/23/2018	1,830,077
	7,420,000	Thailand Government Bond 3.63%, 06/16/2023	233,491

			2,063,568

		Trinidad - 0.7%
$	2,545,000	Trinidad & Tobago Government International Bond 4.50%, 08/04/2026(2)	2,589,538

		Turkey - 1.7%
TRY	780,000	Turkey Government Bond 9.40%, 07/08/2020	250,946
		Turkey Government International Bond
$	230,000	3.25%, 03/23/2023	214,137
	3,385,000	4.88%, 04/16/2043	3,007,302
	1,805,000	5.13%, 03/25/2022	1,864,316
	310,000	6.63%, 02/17/2045	347,482
	1,100,000	6.75%, 04/03/2018	1,159,125

			6,843,308

		United Kingdom - 0.2%
		United Kingdom Gilt
GBP	120,000	1.50%, 01/22/2021(5)	152,531
	365,000	1.75%, 07/22/2019(5)	464,159
	170,000	2.00%, 07/22/2020(5)	219,739

			836,429

		Venezuela - 0.9%
		Venezuela Government International Bond
$	4,499,000	7.75%, 10/13/2019(5)	2,283,243

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Venezuela - 0.9% - (continued)
$	2,115,300	12.75%, 08/23/2022(5)	$1,223,701

			3,506,944

		Total Foreign Government Obligations (cost $81,375,896)	$81,466,717

MUNICIPAL BONDS - 1.3%
		General - 1.0%
	915,000	Chicago Transit Authority 6.90%, 12/01/2040	$1,180,726
		Puerto Rico Commonwealth Government Employees Retirement System
	3,090,000	6.15%, 07/01/2038	1,127,850
	2,000,000	6.20%, 07/01/2039	730,000
	2,365,000	6.30%, 07/01/2043	863,225
	485,000	6.55%, 07/01/2058	177,025

			4,078,826

		Higher Education - 0.3%
	835,000	University of California 4.60%, 05/15/2031	955,975

		Total Municipal Bonds (cost $5,873,547)	$5,034,801

SENIOR FLOATING RATE INTERESTS - 25.5%(7)
		Advertising - 0.1%
	588,045	Acosta Holdco, Inc. 4.25%, 09/26/2021	$565,111

		Aerospace/Defense - 0.7%
	711,563	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	712,900
		TransDigm, Inc.
	1,645,226	3.75%, 05/14/2022	1,638,579
	478,800	3.75%, 06/09/2023	476,708

			2,828,187

		Agriculture - 0.2%
	774,785	Pinnacle Operating Corp. 4.75%, 11/15/2018	650,819

		Airlines - 0.2%
	340,000	American Airlines, Inc. 3.50%, 04/28/2023	339,953
	591,938	Delta Air Lines, Inc. 3.25%, 10/18/2018	594,897

			934,850

		Auto Manufacturers - 0.3%
	585,112	Chrysler Group LLC 3.50%, 05/24/2017	585,481
	583,569	Jaguar Holding Co. 4.25%, 08/18/2022	582,629

			1,168,110

		Biotechnology - 0.1%
	427,200	Alkermes, Inc. 3.59%, 09/25/2019	426,666

The accompanying notes are an integral part of these financial statements.

171

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Chemicals - 0.6%
$	766,110	Chemours Co. 3.75%, 05/12/2022	$756,151
		Ineos U.S. Finance LLC
	892,958	3.75%, 05/04/2018	894,324
	152,674	4.25%, 03/31/2022	153,457
	573,563	Nexeo Solutions LLC 5.25%, 06/09/2023	577,147

			2,381,079

		Coal - 0.1%
	204,511	Arch Coal, Inc. 10.00%, 06/15/2021	208,771
	270,000	Ascent Resources - Marcellus LLC 5.25%, 08/04/2020	152,045

			360,816

		Commercial Services - 0.7%
		Brickman Group Ltd. LLC
	265,000	0.00%, 12/17/2021(8)	264,088
	1,012,791	4.00%, 12/18/2020	1,010,543
	160,900	Global Payments, Inc. 3.50%, 04/22/2023	161,905
	199,000	KAR Auction Services, Inc. 4.38%, 03/09/2023	201,052
	235,739	Moneygram International, Inc. 4.25%, 03/27/2020	228,667
	334,012	ON Assignment, Inc. 3.50%, 06/03/2022	335,579
	478,800	Russell Investment Group 6.75%, 06/01/2023	481,194

			2,683,028

		Distribution/Wholesale - 0.2%
	770,000	FPC Holdings, Inc. 5.25%, 11/19/2019	693,000
	303,762	PowerTeam Services LLC 4.25%, 05/06/2020	303,002

			996,002

		Diversified Financial Services - 0.3%
	200,000	RP Crown Parent LLC 4.50%, 10/12/2023	199,858
	853,169	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	858,237
	190,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	190,040

			1,248,135

		Electric - 0.6%
	553,613	Calpine Corp. 3.84%, 05/31/2023	556,934
	415,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	396,586
	235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	236,323
	983,553	Seadrill Partners Finco LLC 4.00%, 02/21/2021	546,492
	450,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	453,872

			2,190,207

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Electronics - 0.1%
$	474,572	Ceridian LLC 4.50%, 09/15/2020	$465,081

		Entertainment - 0.3%
	784,615	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	787,393
	165,507	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	166,279
	353,700	Scientific Games International, Inc. 6.00%, 10/01/2021	355,026

			1,308,698

		Environmental Control - 0.1%
	328,546	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	328,638
	100,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(8)	100,125

			428,763

		Food - 0.7%
		Albertsons LLC
	1,261,245	4.50%, 08/25/2021	1,270,175
	338,302	4.75%, 12/21/2022	341,648
	475,200	Hostess Brands LLC 4.50%, 08/03/2022	478,317
	585,575	JBS USA LLC 4.00%, 10/30/2022	584,258

			2,674,398

		Food Service - 0.1%
	366,563	Hearthside Group Holdings LLC 4.50%, 06/02/2021	367,479

		Healthcare-Products - 0.3%
	522,355	Alere, Inc. 4.25%, 06/18/2022	520,104
	215,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	215,381
	267,300	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	265,963

			1,001,448

		Healthcare-Services - 1.5%
	258,050	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	258,804
	571,952	American Renal Holdings, Inc. 4.75%, 09/20/2019	564,802
	176,400	CDRH Parent, Inc. 5.25%, 07/01/2021	138,474
		Community Health Systems, Inc.
	262,677	3.75%, 12/31/2019	248,148
	769,693	4.00%, 01/27/2021	726,013
	471,438	Envision Healthcare Corp. 4.50%, 10/28/2022	472,913
	665,000	inVentiv Health, Inc. 0.00%, 09/28/2023(8)	664,641
	182,123	Medpace Holdings, Inc. 4.75%, 04/01/2021	182,578
	1,052,450	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	1,063,300
	201,149	Opal Acquisition, Inc. 5.00%, 11/27/2020	184,890

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Healthcare-Services - 1.5% - (continued)
$	542,177	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	$529,072
	260,363	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	261,014
	779,113	U.S. Renal Care, Inc. 5.25%, 12/31/2022	745,268

			6,039,917

		Household Products/Wares - 0.1%
	260,000	Galleria Co. 3.75%, 01/26/2023	261,544

		Insurance - 1.6%
		Asurion LLC
	305,000	0.00%, 10/27/2023(8)	305,000
	359,234	5.00%, 05/24/2019	359,298
	1,183,627	5.00%, 08/04/2022	1,188,811
	1,585,000	8.50%, 03/03/2021	1,596,222
	391,838	Evertec Group LLC 3.25%, 04/17/2020	387,919
	650,044	National Financial Partners Corp. 4.50%, 07/01/2020	651,162
		Sedgwick Claims Management Services, Inc.
	994,898	3.75%, 03/01/2021	987,128
	375,000	6.75%, 02/28/2022	371,719
	404,344	USI, Inc. 4.25%, 12/27/2019	404,259

			6,251,518

		Internet - 0.2%
	740,040	Zayo Group LLC 3.75%, 05/06/2021	743,488

		Leisure Time - 0.9%
		Delta 2 (LUX) S.a.r.l.
	2,253,002	4.75%, 07/30/2021	2,256,133
	810,000	7.75%, 07/31/2022	815,403
	386,696	Town Sports International LLC 4.50%, 11/15/2020	297,517

			3,369,053

		Lodging - 0.9%
	450,000	Boyd Gaming Corp. 3.53%, 09/15/2023	453,123
	1,251,442	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(8)(9)	1,386,761
	449,650	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	448,899
		Four Seasons Holdings, Inc.
	298,730	3.59%, 06/27/2020	299,943
	275,000	6.25%, 12/27/2020	276,892
	461,208	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	459,912
	403,988	Station Casinos LLC 3.75%, 06/08/2023	405,721

			3,731,251

		Machinery-Construction & Mining - 0.4%
	977,500	American Rock Salt Holdings LLC 4.75%, 05/20/2021	944,998
	389,015	Headwaters, Inc. 4.00%, 03/24/2022	390,840

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Machinery-Construction & Mining - 0.4% - (continued)
$	384,657	Neff Rental LLC 7.25%, 06/09/2021	$373,760

			1,709,598

		Machinery-Diversified - 0.7%
	802,313	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	791,136
	397,700	Gardner Denver, Inc. 4.25%, 07/30/2020	385,677
	1,417,736	Gates Global, Inc. 4.25%, 07/06/2021	1,396,612

			2,573,425

		Media - 2.0%
	861,264	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	852,289
	361,883	AVSC Holding Corp. 4.50%, 01/24/2021	362,111
	400,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	400,332
	250,000	CBS Radio, Inc. 4.50%, 10/17/2023	251,250
	970,125	Charter Communications Operating LLC 3.50%, 01/24/2023	975,645
	273,026	CSC Holdings LLC 3.88%, 10/11/2024	273,881
	519,750	Getty Images, Inc. 4.75%, 10/18/2019	440,327
	546,178	ION Media Networks, Inc. 4.75%, 12/18/2020	548,226
	464,781	MGOC, Inc. 4.00%, 07/31/2020	464,683
	25,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(8)	25,094
	295,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(8)	296,106
		Numericable U.S. LLC
	500,000	0.00%, 01/13/2025(8)	497,640
	159,200	5.14%, 01/15/2024	160,513
	1,074,493	Tribune Media Co. 3.75%, 12/27/2020	1,079,597
	695,000	UPC Financing Partnership 4.08%, 08/31/2024	698,183
	521,824	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	523,849

			7,849,726

		Metal Fabricate/Hardware - 0.2%
	771,358	Rexnord LLC 4.00%, 08/21/2020	773,094

		Mining - 0.2%
	124,892	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	126,024
	265,787	FMG Resources August 2006 Pty Ltd. 3.75%, 06/30/2019	265,537
	306,192	Minerals Technologies, Inc. 3.75%, 05/09/2021	308,682

			700,243

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Miscellaneous Manufacturing - 0.2%
$	748,141	Sram LLC 4.02%, 04/10/2020	$729,438

		Oil & Gas - 0.7%
	355,000	California Resources Corp. 11.38%, 12/31/2021	381,181
	345,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	368,505
	268,813	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	190,569
	624,061	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	498,207
	305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	208,925
		Western Refining, Inc.
	520,288	5.25%, 11/12/2020	518,987
	498,750	5.50%, 06/23/2023	497,817

			2,664,191

		Oil & Gas Services - 0.2%
	889,838	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	736,065
	291,313	Paragon Offshore Finance Co. 5.25%, 07/18/2021	100,867

			836,932

		Packaging & Containers - 1.1%
		Berry Plastics Group, Inc.
	444,710	3.50%, 01/06/2021	444,897
	737,046	3.75%, 10/01/2022	739,309
	290,897	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	290,717
	217,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	217,250
	1,898,793	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	1,903,027
	579,852	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	578,402

			4,173,602

		Pharmaceuticals - 0.7%
	1,047,088	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,045,391
	215,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(8)	215,000
	853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	857,071
	466,507	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	464,758
	277,154	Vizient, Inc. 5.00%, 02/13/2023	280,011

			2,862,231

		Real Estate - 0.2%
		DTZ U.S. Borrower LLC
	543,125	4.25%, 11/04/2021	541,539
	265,000	9.25%, 11/04/2022	265,220

			806,759

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Real Estate Investment Trusts - 0.3%
$	810,925	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	$812,449
	423,932	Realogy Corp. 3.75%, 07/20/2022	427,201

			1,239,650

		Retail - 2.2%
	946,380	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	947,269
	423,938	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	426,719
	514,398	J. Crew Group, Inc. 4.00%, 03/05/2021	391,513
	923,598	Michaels Stores, Inc. 3.75%, 01/27/2023	930,359
	820,047	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	753,418
	455,000	Outerwall, Inc. 5.25%, 09/27/2023	459,172
	897,008	Party City Holdings, Inc. 4.20%, 08/19/2022	899,377
	494,348	PetSmart, Inc. 4.00%, 03/11/2022	495,317
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	747,176
	325,000	5.75%, 08/21/2020	325,913
	1,764,901	US Foods, Inc. 4.00%, 06/27/2023	1,775,296
	374,063	Yum! Brands, Inc. 3.29%, 06/16/2023	377,803

			8,529,332

		Semiconductors - 0.7%
	857,049	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	865,500
	609,606	MacDermid, Inc. 5.00%, 06/07/2023	614,178
		NXP B.V.
	495,764	3.34%, 01/11/2020	497,499
	405,233	3.41%, 12/07/2020	406,473
	465,000	ON Semiconductor Corp. 3.78%, 03/31/2023	467,557

			2,851,207

		Software - 3.2%
	982,281	CDW LLC 3.00%, 08/04/2023	986,318
	560,000	Dell, Inc. 4.00%, 09/07/2023	563,825
	592,500	Epicor Software Corp. 4.75%, 06/01/2022	585,277
		First Data Corp.
	2,230,081	3.52%, 03/24/2021	2,239,002
	1,460,000	4.27%, 07/08/2022	1,470,045
	841,711	Infor U.S., Inc. 3.75%, 06/03/2020	839,009
		Kronos, Inc.
	1,927,683	4.50%, 10/30/2019	1,934,912
	668,024	9.75%, 04/30/2020	675,746

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Software - 3.2% - (continued)
		Magic Newco LLC
EUR	160,000	0.00%, 10/03/2023(8)	$177,342
$	185,000	0.00%, 10/03/2023(8)	186,388
	864,032	6.50%, 12/12/2018	869,648
	835,267	SS&C Technologies, Inc. 4.00%, 07/08/2022	841,272
	1,236,900	WEX, Inc. 4.25%, 07/01/2023	1,250,048

			12,618,832

		Telecommunications - 1.3%
	148,500	CommScope, Inc. 3.25%, 12/29/2022	149,119
	874,317	Entravision Communications Corp. 3.50%, 05/31/2020	871,764
		Level 3 Financing, Inc.
	625,000	3.50%, 05/31/2022	627,344
	1,135,000	4.00%, 08/01/2019	1,139,869
	251,747	LTS Buyer LLC 4.09%, 04/13/2020	251,999
	147,950	Salem Communications Corp. 4.50%, 03/13/2020	144,991
	1,614,835	Univision Communications, Inc. 4.00%, 03/01/2020	1,616,735
	375,375	XO Communications LLC 4.25%, 03/17/2021	375,611

			5,177,432

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	18,433	1.50%, 01/31/2017(10)	18,341
	328,846	4.00%, 07/31/2022	327,202

			345,543

		Trucking & Leasing - 0.2%
	608,303	Consolidated Container Co. LLC 5.00%, 07/03/2019	604,246

		Total Senior Floating Rate Interests (cost $101,047,347)	$100,121,129

U.S. GOVERNMENT AGENCIES - 0.4%
		FHLMC - 0.4%
	5,359,132	0.31%, 10/25/2020(1)(11)	$37,832
	1,420,000	4.43%, 04/25/2029(1)	1,401,707

			1,439,539

		FNMA - 0.0%
	312,136	FNMA 5.50%, 06/25/2042(11)	72,268

		Total U.S. Government Agencies (cost $1,511,198)	$1,511,807

U.S. GOVERNMENT SECURITIES - 4.6%
		U.S. Treasury Securities - 4.6%
		U.S. Treasury Bonds - 0.8%
	1,190,000	3.00%, 11/15/2045	$1,291,987
	1,335,000	3.75%, 11/15/2043(12)	1,659,259
	50,000	5.38%, 02/15/2031	71,020

			3,022,266

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.6% - (continued)
		U.S. Treasury Notes - 3.8%
$	900,000	0.88%, 01/31/2018(12)	$901,441
	12,511,000	1.25%, 12/15/2018(13)	12,598,965
	495,000	2.00%, 02/15/2025	504,475
	910,000	2.13%, 08/15/2021(12)	943,023

			14,947,904

		Total U.S. Government Securities (cost $17,606,385)	$17,970,170

EXCHANGE TRADED FUNDS - 1.0%
		Other Investment Pools & Funds - 1.0%
	174,900	PowerShares Senior Loan Portfolio	$4,054,182

		Total Exchange Traded Funds (cost $4,019,202)	$4,054,182

COMMON STOCKS - 0.5%
		Energy - 0.5%
	14,720	Arch Coal, Inc.*	$1,080,154
	83,644,001	KCA Deutag*(2)(14)(15)	789,097
	17,105	Templar Energy LLC Class A(14)(15)	171,048

			2,040,299

		Utilities - 0.0%
	8,337	TCEH Corp.	126,722
	500,000	TCEH Corp.*(14)(15)	—

			126,722

		Total Common Stocks (cost $2,352,360)	$2,167,021

PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
	20,000	GMAC Capital Trust I Series 2 6.60%(1)	$510,600

		Total Preferred Stocks (cost $513,939)	$510,600

		Total Long-Term Investments (cost $378,874,570)	$376,790,352

SHORT-TERM INVESTMENTS - 4.8%
		Foreign Government Obligations - 2.1%
JPY	430,000,000	Japan Treasury Discount Bill 0.01%, 01/11/2017	$4,102,147
		Romania Treasury Bills
RON	2,010,000	0.55%, 08/28/2017	487,360
	3,330,000	0.57%, 08/28/2017	807,417
	10,885,000	0.58%, 06/26/2017	2,641,995

			8,038,919

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.8% - (continued)
	Other Investment Pools & Funds - 2.7%
10,594,233	Fidelity Institutional Government Fund, Institutional Class	$10,594,233

	Total Short-Term Investments (cost $18,724,649)	$18,633,152

Total Investments Excluding Purchased Options (cost $397,599,219)	100.6%	$395,423,504

Total Purchased Options (cost $18,590)	0.0%	$403

Total Investments (cost $397,617,809)^	100.6%	$395,423,907
Other Assets and Liabilities	(0.6)%	(2,230,539)

Total Net Assets	100.0%	$393,193,368

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $397,827,420 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,262,480
Unrealized Depreciation	(11,665,993)

Net Unrealized Depreciation	$(2,403,513)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $63,679,298, which represents 16.2% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $49,004,957, which represents 12.5% of total net assets.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $18,341, which rounds to zero percent of total net assets.

(11)	Securities disclosed are interest-only strips.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543
10/2016	500,000	TCEH Corp.	—
10/2016	17,105	Templar Energy LLC Class A	146,457

			$1,280,000

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

At October 31, 2016, the aggregate value of these securities was $960,145, which represents 0.2% of total net assets.

(15)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $960,145, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	6,727,000	$403	$18,590	$(18,187)

Total purchased option contracts						$403	$18,590	$(18,187)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	7	12/12/2016	$1,013,393	$1,012,520	$(873)
Australian 10-Year Bond Future	3	12/15/2016	309,487	302,658	(6,829)
Australian 3-Year Bond Future	7	12/15/2016	602,452	599,350	(3,102)
Australian Dollar Future	21	12/19/2016	1,590,799	1,594,320	3,521
Canadian Dollar Future	64	12/20/2016	4,839,198	4,769,600	(69,598)
Canadian Government 10-Year Bond Future	3	12/19/2016	324,582	323,462	(1,120)
Euro-BOBL Future	19	12/08/2016	2,749,653	2,734,595	(15,058)
Euro-BTP Future	7	12/08/2016	1,098,851	1,064,730	(34,121)
Euro-Oat Future	9	12/08/2016	1,582,649	1,544,205	(38,444)
Euro-Schatz Future	4	12/08/2016	492,088	491,704	(384)
Eurodollar 3-Month Future	330	12/18/2017	81,595,012	81,559,500	(35,512)
Japan 10-Year Bond Future	4	12/13/2016	5,790,052	5,786,593	(3,459)
Long Gilt Future	6	12/28/2016	945,027	920,497	(24,530)
U.S. Treasury 10-Year Note Future	838	12/20/2016	109,426,468	108,625,750	(800,718)
U.S. Treasury 10-Year Ultra Note Future	62	12/20/2016	8,956,203	8,773,969	(182,234)
U.S. Treasury Long Bond Future	64	12/20/2016	10,907,157	10,414,000	(493,157)

Total					$(1,705,618)

Short position contracts:
British Pound Future	53	12/19/2016	$4,041,943	$4,059,138	$(17,195)
Euro FX Future	23	12/19/2016	3,153,629	3,158,762	(5,133)
Euro-Bund Future	85	12/08/2016	15,317,979	15,131,884	186,095
Eurodollar 3-Month Future	330	09/17/2018	81,515,154	81,456,375	58,779
Japan Yen Future	30	12/19/2016	3,607,817	3,579,562	28,255
Swiss Franc Future	25	12/19/2016	3,163,055	3,163,125	(70)
U.S. Treasury 2-Year Note Future	292	12/30/2016	63,666,032	63,697,063	(31,031)
U.S. Treasury 5-Year Note Future	217	12/30/2016	26,360,281	26,212,922	147,359
U.S. Treasury Ultra Bond Future	19	12/20/2016	3,384,552	3,342,812	41,740

Total					$408,799

Total futures contracts					$(1,296,819)

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	676,277	(0.32%)	07/25/45	$128,084	$—	$128,838	$754
ABX.HE.AA.06-1	MSC	USD	202,883	(0.32%)	07/25/45	38,485	—	38,654	169
ABX.HE.AAA.06-1	JPM	USD	162,852	(0.18%)	07/25/45	3,618	—	3,633	15
ABX.HE.AAA.06-1	MSC	USD	90,473	(0.18%)	07/25/45	2,027	—	2,018	(9)
ABX.HE.AAA.06-1	GSC	USD	24,388	(0.18%)	07/25/45	2,256	—	544	(1,712)
ABX.HE.AAA.06-1	GSC	USD	84,966	(0.18%)	07/25/45	7,647	—	1,896	(5,751)
ABX.HE.AAA.07-1	GSC	USD	406,614	(0.09%)	08/25/37	94,173	—	100,261	6,088
ABX.HE.AAA.07-1	MSC	USD	1,245,484	(0.09%)	08/25/37	305,416	—	307,109	1,693
ABX.HE.AAA.07-1	JPM	USD	256,423	(0.09%)	08/25/37	62,721	—	63,228	507
ABX.HE.AAA.07-1	CSI	USD	1,161,231	(0.09%)	08/25/37	309,238	—	286,331	(22,907)
ABX.HE.PENAAA.06-2	BOA	USD	4,238	(0.11%)	05/25/46	964	—	480	(484)
ABX.HE.PENAAA.06-2	JPM	USD	446,705	(0.11%)	05/25/46	51,787	—	50,574	(1,213)
ABX.HE.PENAAA.06-2	CSI	USD	701,844	(0.11%)	05/25/46	81,552	—	79,463	(2,089)
CMBX.NA.A.7	JPM	USD	615,000	(2.00%)	01/17/47	24,114	—	26,018	1,904
CMBX.NA.AA.7	CSI	USD	985,000	(1.50%)	01/17/47	31,133	—	24,030	(7,103)
CMBX.NA.AA.7	CSI	USD	1,040,000	(1.50%)	01/17/47	32,871	—	25,372	(7,499)
CMBX.NA.AA.7	CSI	USD	1,200,000	(1.50%)	01/17/47	37,928	—	29,275	(8,653)
CMBX.NA.AA.8	MSC	USD	435,000	(1.50%)	10/17/57	17,693	—	17,988	295
CMBX.NA.AJ.4	DEUT	USD	883,003	(0.96%)	02/17/51	162,765	—	221,690	58,925
CMBX.NA.AJ.4	GSC	USD	164,761	(0.96%)	02/17/51	26,719	—	41,366	14,647
CMBX.NA.AJ.4	CSI	USD	2,037,320	(0.96%)	02/17/51	506,871	—	511,550	4,679
CMBX.NA.AJ.4	JPM	USD	1,415,765	(0.96%)	02/17/51	351,747	—	355,446	3,699
CMBX.NA.AJ.4	MSC	USD	956,998	(0.96%)	02/17/51	238,119	—	240,293	2,174
CMBX.NA.AS.6	CSI	USD	1,050,000	(1.00%)	05/11/63	11,338	—	3,503	(7,835)
CMBX.NA.AS.6	CSI	USD	1,275,000	(1.00%)	05/11/63	13,767	—	4,253	(9,514)
CMBX.NA.AS.7	GSC	USD	725,000	(1.00%)	01/17/47	16,045	—	7,089	(8,956)
CMBX.NA.AS.7	CSI	USD	1,385,000	(1.00%)	01/17/47	25,552	—	13,581	(11,971)
CMBX.NA.AS.7	GSC	USD	700,000	(1.00%)	01/17/47	20,017	—	6,300	(13,717)
CMBX.NA.AS.8	DEUT	USD	340,000	(1.00%)	10/17/57	25,149	—	7,839	(17,310)
CMBX.NA.BBB.7	GSC	USD	375,000	(3.00%)	01/17/47	32,730	—	31,660	(1,070)
CMBX.NA.BBB.7	CSI	USD	570,000	(3.00%)	01/17/47	56,011	—	48,171	(7,840)
CMBX.NA.BBB.7	CSI	USD	660,000	(3.00%)	01/17/47	64,855	—	55,777	(9,078)
CMBX.NA.BBB.7	MSC	USD	630,000	(3.00%)	01/17/47	65,550	—	53,242	(12,308)
CMBX.NA.BBB.7	DEUT	USD	275,000	(3.00%)	01/17/47	20,320	—	23,218	2,898
CMBX.NA.BBB.7	MSC	USD	380,000	(3.00%)	01/17/47	31,867	—	32,114	247
CMBX.NA.BBB.7	CSI	USD	75,000	(3.00%)	01/17/47	6,485	—	6,332	(153)
CMBX.NA.BBB.7	GSC	USD	215,000	(3.00%)	01/17/47	19,622	—	17,650	(1,972)
CMBX.NA.BBB.7	DEUT	USD	280,000	(3.00%)	01/17/47	26,996	—	23,640	(3,356)
CMBX.NA.BBB.7	GSC	USD	430,000	(3.00%)	01/17/47	41,532	—	36,304	(5,228)
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00%)	01/17/47	64,166	—	57,410	(6,756)
CMBX.NA.BBB.7	DEUT	USD	295,000	(3.00%)	01/17/47	37,104	—	24,905	(12,199)
CMBX.NA.BBB.7	GSC	USD	265,000	(3.00%)	01/17/47	37,387	—	22,373	(15,014)
CMBX.NA.BBB.7	MSC	USD	1,915,000	(3.00%)	01/17/47	188,194	—	161,837	(26,357)

Total						$3,322,615	$—	$3,193,255	$(129,360)

Sell protection:
CDX.EMS.26	GSC	USD	5,970,000	1.00%	12/20/21	$—	$(375,677)	$(375,987)	$(310)
CDX.EMS.26	BCLY	USD	480,000	1.00%	12/20/21	—	(28,508)	(30,230)	(1,722)
CDX.EMS.26	BCLY	USD	6,171,000	1.00%	12/20/21	—	(375,741)	(388,647)	(12,906)
CMBX.NA.AAA.6	JPM	USD	3,732,909	0.50%	05/11/63	—	(117,805)	(19,935)	97,870
CMBX.NA.AAA.6	DEUT	USD	4,263,754	0.50%	05/11/63	—	(103,928)	(22,770)	81,158
CMBX.NA.AAA.6	JPM	USD	4,993,540	0.50%	05/11/63	—	(47,180)	(26,666)	20,514
CMBX.NA.AAA.6	CSI	USD	419,877	0.50%	05/11/63	—	(4,528)	(2,248)	2,280
CMBX.NA.AAA.6	CSI	USD	359,895	0.50%	05/11/63	—	(3,881)	(1,927)	1,954
CMBX.NA.AAA.6	CSI	USD	359,895	0.50%	05/11/63	—	(3,881)	(1,927)	1,954
CMBX.NA.BB.6	MSC	USD	2,219,000	5.00%	05/11/63	—	(412,148)	(340,847)	71,301

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	$—	$(135,579)	$(112,131)	$23,448
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	—	(135,579)	(112,131)	23,448
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	—	(135,579)	(112,131)	23,448
CMBX.NA.BB.6	CSI	USD	725,000	5.00%	05/11/63	—	(134,651)	(111,363)	23,288
CMBX.NA.BB.6	CSI	USD	378,000	5.00%	05/11/63	—	(70,204)	(58,062)	12,142
CMBX.NA.BB.6	CSI	USD	440,000	5.00%	05/11/63	—	(78,529)	(67,586)	10,943
CMBX.NA.BB.6	GSC	USD	412,000	5.00%	05/11/63	—	(48,280)	(63,228)	(14,948)
CMBX.NA.BB.6	GSC	USD	870,000	5.00%	05/11/63	—	(96,073)	(133,514)	(37,441)
CMBX.NA.BB.8	GSC	USD	735,000	5.00%	10/17/57	—	(226,191)	(199,546)	26,645
CMBX.NA.BB.8	CSI	USD	1,255,000	5.00%	10/17/57	—	(355,227)	(340,897)	14,330
CMBX.NA.BB.8	CSI	USD	1,245,000	5.00%	10/17/57	—	(352,397)	(338,181)	14,216
CMBX.NA.BB.8	CSI	USD	805,000	5.00%	10/17/57	—	(227,855)	(218,663)	9,192
CMBX.NA.BB.8	MSC	USD	743,000	5.00%	10/17/57	—	(210,320)	(201,822)	8,498
CMBX.NA.BB.8	MSC	USD	210,000	5.00%	10/17/57	—	(61,117)	(57,013)	4,104
CMBX.NA.BB.8	MSC	USD	180,000	5.00%	10/17/57	—	(52,310)	(48,869)	3,441
CMBX.NA.BB.8	GSC	USD	80,000	5.00%	10/17/57	—	(23,925)	(21,720)	2,205
CMBX.NA.BB.8	GSC	USD	145,000	5.00%	10/17/57	—	(40,857)	(39,367)	1,490
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(2,348)	(5,430)	(3,082)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(45,816)	(55,656)	(9,840)
CMBX.NA.BB.8	BOA	USD	340,000	5.00%	10/17/57	—	(43,357)	(92,307)	(48,950)
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	—	(41,888)	(99,095)	(57,207)
CMBX.NA.BB.8	BOA	USD	370,000	5.00%	10/17/57	—	(33,806)	(100,452)	(66,646)
CMBX.NA.BB.8	BOA	USD	462,000	5.00%	10/17/57	—	(32,206)	(125,430)	(93,224)
CMBX.NA.BB.9	GSC	USD	395,000	5.00%	09/17/58	—	(109,813)	(96,428)	13,385
CMBX.NA.BB.9	BOA	USD	210,000	5.00%	09/17/58	—	(58,982)	(51,266)	7,716
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/17/58	—	(58,382)	(51,266)	7,116
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/17/58	—	(57,878)	(51,266)	6,612
CMBX.NA.BB.9	JPM	USD	220,000	5.00%	09/17/58	—	(60,128)	(53,707)	6,421
CMBX.NA.BB.9	BOA	USD	205,000	5.00%	09/17/58	—	(56,029)	(50,045)	5,984
CMBX.NA.BBB.8	GSC	USD	870,000	3.00%	10/17/57	—	(127,484)	(146,532)	(19,048)
PrimeX.ARM.2	MSC	USD	871,089	4.58%	12/25/37	32,362	—	12,233	(20,129)
PrimeX.ARM.2	JPM	USD	244,096	4.58%	12/25/37	10,406	—	3,375	(7,031)

Total						$42,768	$(4,586,067)	$(4,410,680)	$132,619

Total traded indices						$3,365,383	$(4,586,067)	$(1,217,425)	$3,259

Credit default swaps on single-name issues:
Sell protection:
Peruvian Government International Bond	GSC	USD	2,890,000	1.00%/0.90%	06/20/21	$—	$(68,895)	$15,927	$84,822
Peruvian Government International Bond	BCLY	USD	2,890,000	1.00%/0.90%	06/20/21	—	(63,983)	15,964	79,947
Philippines Government International Bond	BCLY	USD	4,900,000	1.00%/0.90%	12/20/20	—	—	24,538	24,538
Philippines Government International Bond	BCLY	USD	6,500,000	1.00%/1.04%	06/20/21	—	(31,270)	(3,700)	27,570
Russian Government International Bond	BCLY	USD	1,065,000	1.00%/2.04%	06/20/21	—	(55,466)	(47,351)	8,115
South Africa Government International Bond	BOA	USD	1,100,000	1.00%/2.40%	12/20/21	—	(75,619)	(72,340)	3,279

Total						$—	$(295,233)	$(66,962)	$228,271

Total single-name issues						$—	$(295,233)	$(66,962)	$228,271

Total OTC contracts						$3,365,383	$(4,881,300)	$(1,284,387)	$231,530

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	170,000	(5.00%)	06/20/21	$(3,531)	$(8,171)	$(4,640)
CDX.NA.HY.26	USD	2,035,000	(5.00%)	06/20/21	(55,457)	(97,898)	(42,441)
CDX.NA.HY.27	USD	15,235,000	(5.00%)	12/20/21	(541,113)	(591,176)	(50,063)
CDX.NA.HY.27	USD	83,476,000	(5.00%)	12/20/21	3,106,815	3,237,126	130,311
CDX.NA.IG.26	USD	8,274,000	(1.00%)	06/20/21	(66,413)	(113,862)	(47,449)
ITRAXX.XOV.26	EUR	5,094,000	(5.00%)	12/20/21	450,743	454,499	3,756

Total					$2,891,044	$2,880,518	$(10,526)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.120% based on the notional amount of currency delivered	03/16/22	DEUT	USD	422,583	CNH	2,863,000	$—	$(6,694)	$268	$6,962
Fixed Rate equal to 3.120% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/22	DEUT	CNH	2,863,000	USD	422,583	6,694	—	11,245	4,551

Total								$6,694	$(6,694)	$11,513	$11,513

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	20,889,000	07/15/24	$—	$—	$220,466	$220,466
GSC	6M LIBOR	6.26% Fixed	INR	96,410,000	09/12/21	—	—	(6,315)	(6,315)

Total						$—	$—	$214,151	$214,151

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund		Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate		1.00% Fixed	USD	6,373,000	09/29/26	$191,521	$—	$138,696	$ (52,825)

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	UBS	$37,739	$38,031	$292
AUD	Buy	11/04/16	MSC	201,186	200,041	(1,145)
AUD	Buy	11/04/16	CBK	201,358	200,042	(1,316)
AUD	Buy	11/04/16	CBA	403,475	400,843	(2,632)
AUD	Buy	12/05/16	CBA	418,640	419,522	882
AUD	Buy	12/05/16	GSC	208,133	209,000	867
AUD	Buy	12/05/16	BCLY	209,071	209,760	689
AUD	Sell	11/04/16	BCLY	209,236	209,930	(694)
AUD	Sell	11/04/16	GSC	208,299	209,169	(870)
AUD	Sell	11/04/16	CBA	418,968	419,859	(891)
BRL	Sell	12/02/16	GSC	1,396,396	1,442,316	(45,920)
BRL	Sell	12/02/16	MSC	3,649,426	3,757,778	(108,352)
CAD	Buy	11/04/16	GSC	428,058	421,991	(6,067)
CAD	Buy	12/05/16	RBC	59,705	59,658	(47)
CAD	Buy	12/05/16	RBC	422,956	422,082	(874)
CAD	Sell	11/04/16	RBC	422,849	421,992	857
CHF	Buy	11/04/16	CSFB	85,959	85,914	(45)
CHF	Sell	11/04/16	JPM	87,834	85,914	1,920
CHF	Sell	12/05/16	CSFB	86,087	86,060	27
CNY	Buy	12/21/16	RBS	384,159	381,717	(2,442)
COP	Sell	12/21/16	SSG	506,373	492,800	13,573
COP	Sell	12/21/16	SSG	509,166	508,074	1,092
DKK	Buy	11/04/16	SCB	56,071	56,240	169
DKK	Buy	12/05/16	RBC	28,036	28,085	49
DKK	Sell	11/04/16	BCLY	57,635	56,239	1,396
DKK	Sell	12/05/16	SCB	56,146	56,317	(171)
EUR	Buy	11/04/16	RBS	202,607	197,626	(4,981)
EUR	Buy	11/04/16	UBS	1,076,315	1,070,473	(5,842)
EUR	Buy	11/04/16	HSBC	791,179	778,427	(12,752)
EUR	Buy	11/04/16	BMO	6,157,296	6,030,884	(126,412)
EUR	Buy	12/05/16	SSG	6,869,616	6,887,666	18,050
EUR	Buy	12/21/16	BOA	18,010,416	17,595,501	(414,915)
EUR	Buy	03/15/17	CBK	438,450	436,331	(2,119)
EUR	Buy	03/15/17	BOA	177,515	171,219	(6,296)
EUR	Buy	03/15/17	BOA	240,640	231,973	(8,667)
EUR	Buy	03/15/17	UBS	280,922	270,636	(10,286)
EUR	Buy	03/15/17	UBS	5,097,980	4,948,766	(149,214)
EUR	Sell	11/04/16	CBK	715,085	710,355	4,730
EUR	Sell	11/04/16	RBS	369,316	367,804	1,512
EUR	Sell	11/04/16	BNP	61,442	60,386	1,056
EUR	Sell	11/04/16	HSBC	60,341	60,386	(45)
EUR	Sell	11/30/16	BNP	425,678	425,340	338
EUR	Sell	11/30/16	CBK	9,912,370	9,993,846	(81,476)
EUR	Sell	12/05/16	RBC	120,744	120,932	(188)
EUR	Sell	12/05/16	RBS	54,666	54,970	(304)
EUR	Sell	12/21/16	RBC	2,163,821	2,116,082	47,739
EUR	Sell	12/21/16	BOA	849,223	830,807	18,416
EUR	Sell	03/15/17	BOA	5,927,233	5,864,508	62,725
EUR	Sell	03/15/17	JPM	1,609,499	1,568,582	40,917
EUR	Sell	03/15/17	BOA	2,014,909	1,982,820	32,089
EUR	Sell	03/15/17	BOA	1,080,446	1,110,158	(29,712)
GBP	Buy	11/04/16	UBS	121,955	122,409	454
GBP	Buy	11/04/16	BMO	1,727,497	1,628,042	(99,455)
GBP	Buy	11/30/16	JPM	505,827	508,255	2,428
GBP	Buy	12/05/16	SSG	1,491,848	1,500,522	8,674
GBP	Sell	11/04/16	RBS	194,996	183,614	11,382
GBP	Sell	11/04/16	RBS	67,195	67,325	(130)
GBP	Sell	11/30/16	CBK	1,307,777	1,316,564	(8,787)

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
HUF	Buy	12/21/16	SCB	$146,531	$143,754	$(2,777)
IDR	Sell	12/21/16	HSBC	639,115	652,160	(13,045)
IDR	Sell	12/21/16	JPM	1,873,930	1,895,940	(22,010)
JPY	Buy	11/04/16	UBS	611,446	602,729	(8,717)
JPY	Buy	11/04/16	MSC	10,143,987	9,715,383	(428,604)
JPY	Buy	12/05/16	CBK	9,840,725	9,857,304	16,579
JPY	Sell	11/04/16	RBS	147,321	142,099	5,222
JPY	Sell	11/04/16	CBK	68,068	65,804	2,264
JPY	Sell	11/04/16	RBS	216,964	215,533	1,431
JPY	Sell	11/04/16	HSBC	49,392	48,638	754
JPY	Sell	11/04/16	CBK	9,830,699	9,846,037	(15,338)
JPY	Sell	12/05/16	BNP	52,239	52,512	(273)
JPY	Sell	01/11/17	CBK	4,153,586	4,113,306	40,280
MXN	Buy	11/04/16	RBC	100,944	104,022	3,078
MXN	Buy	12/05/16	RBC	27,551	27,399	(152)
MXN	Buy	12/05/16	GSC	104,675	103,643	(1,032)
MXN	Sell	11/04/16	GSC	105,041	104,022	1,019
MYR	Buy	11/04/16	UBS	73,791	72,687	(1,104)
MYR	Buy	12/05/16	BOA	72,579	72,563	(16)
MYR	Sell	11/04/16	BOA	72,706	72,688	18
NOK	Buy	11/04/16	HSBC	35,198	35,220	22
NOK	Sell	11/04/16	RBC	35,925	35,220	705
NOK	Sell	12/05/16	HSBC	35,200	35,222	(22)
PHP	Buy	12/21/16	RBS	11,655	11,560	(95)
PLN	Buy	11/04/16	CBK	124,678	125,393	715
PLN	Sell	11/04/16	JPM	55,490	54,031	1,459
PLN	Sell	11/04/16	MSC	71,874	71,363	511
PLN	Sell	12/05/16	CBK	124,623	125,304	(681)
RON	Sell	06/26/17	CBK	2,717,547	2,663,033	54,514
RON	Sell	08/28/17	JPM	849,923	815,304	34,619
RON	Sell	08/28/17	BNP	512,428	492,120	20,308
RUB	Buy	06/21/17	CBK	131,124	135,917	4,793
SEK	Buy	11/04/16	HSBC	198,917	198,438	(479)
SEK	Sell	11/04/16	JPM	209,819	198,437	11,382
SEK	Sell	12/05/16	HSBC	199,190	198,731	459
SGD	Buy	11/04/16	MSC	108,880	106,382	(2,498)
SGD	Buy	12/05/16	CBK	106,324	106,406	82
SGD	Sell	11/04/16	CBK	106,291	106,382	(91)
THB	Sell	12/21/16	RBS	1,841,208	1,836,768	4,440
TRY	Sell	12/21/16	BOA	640,923	629,584	11,339
ZAR	Buy	11/04/16	JPM	50,402	50,762	360
ZAR	Buy	12/05/16	CSFB	19,288	19,515	227
ZAR	Buy	12/21/16	GSC	1,023,139	1,069,907	46,768
ZAR	Sell	11/04/16	CSFB	19,412	19,637	(225)
ZAR	Sell	11/04/16	RBC	30,367	31,125	(758)
ZAR	Sell	12/21/16	GSC	251,784	267,477	(15,693)
ZAR	Sell	12/21/16	GSC	756,643	802,430	(45,787)

Total						$(1,156,773)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

Currency Abbreviations:
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$60,734,926	$—	$60,734,926	$—
Corporate Bonds	103,218,999	—	103,218,999	—
Foreign Government Obligations	81,466,717	—	81,466,717	—
Municipal Bonds	5,034,801	—	5,034,801	—
Senior Floating Rate Interests	100,121,129	—	100,121,129	—
U.S. Government Agencies	1,511,807	—	1,511,807	—
U.S. Government Securities	17,970,170	—	17,970,170	—
Exchange Traded Funds	4,054,182	4,054,182	—	—
Common Stocks
Energy	2,040,299	1,080,154	—	960,145
Utilities	126,722	126,722	—	—
Preferred Stocks	510,600	510,600	—	—
Short-Term Investments	18,633,152	10,594,233	8,038,919	—
Purchased Options	403	—	403	—
Foreign Currency Contracts(2)	535,671	—	535,671	—
Futures Contracts(2)	465,749	465,749	—	—
Swaps - Credit Default(2)	986,135	—	986,135	—
Swaps - Cross Currency(2)	11,513	—	11,513	—
Swaps - Interest Rate(2)	220,466	—	220,466	—

Total	$397,643,441	$16,831,640	$379,851,656	$960,145

Liabilities
Foreign Currency Contracts(2)	$(1,692,444)	$—	$(1,692,444)	$—
Futures Contracts(2)	(1,762,568)	(1,762,568)	—	—
Swaps - Credit Default(2)	(765,131)	—	(765,131)	—
Swaps - Interest Rate(2)	(59,140)	—	(59,140)	—

Total	$(4,279,283)	$(1,762,568)	$(2,516,715)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$388,108	$388,108
Purchases	146,456	146,456
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	425,581	425,581
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$960,145	$960,145

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $425,581.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

185

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6%
		Asset-Backed - Automobile - 0.9%
$	2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,048,995
	1,840,000	CarMax Auto Owner Trust 2.58%, 11/16/2020	1,848,375
		First Investors Auto Owner Trust
	479,542	1.49%, 01/15/2020(2)	479,695
	3,176,738	1.67%, 11/16/2020(2)	3,180,604
	930,000	2.39%, 11/16/2020(2)	935,748
	650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(2)	652,683
		Santander Drive Auto Receivables Trust
	811,325	1.82%, 05/15/2019	812,632
	650,144	2.25%, 06/17/2019	652,734
	2,415,000	2.36%, 04/15/2020	2,428,126
	4,500,000	Santander Drive Automotive Receivables Trust 1.83%, 01/15/2020	4,512,774
	782,573	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(2)	782,654

			18,335,020

		Asset-Backed - Finance & Insurance - 13.8%
	4,200,000	American Money Management Corp. 2.33%, 07/27/2026(2)(3)	4,199,194
		Apidos CLO
	2,935,000	2.33%, 01/19/2025(2)(3)	2,938,176
	4,775,000	2.38%, 04/17/2026(2)(3)	4,786,135
	1,445,000	2.43%, 01/16/2027(2)(3)	1,446,272
	1,510,000	2.73%, 07/15/2023(2)(3)	1,512,639
		Ares CLO Ltd.
	2,238,020	1.73%, 04/20/2023(2)(3)	2,223,961
	3,580,000	1.99%, 07/28/2025(2)(3)	3,578,203
	4,460,000	2.40%, 04/17/2026(2)(3)	4,463,006
		Atlas Senior Loan Fund Ltd.
	6,012,000	2.30%, 07/16/2026(2)(3)	6,008,994
	3,775,000	2.42%, 10/15/2026(2)(3)	3,786,665
	1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022(2)(3)	1,740,644
	3,420,000	Atrium XI 3.03%, 10/23/2025(2)(3)	3,420,311
	4,375,000	Avery Point IV CLO Ltd. 2.40%, 04/25/2026(2)(3)	4,387,989
	1,030,000	Babson CLO Ltd. 2.37%, 07/20/2025(2)(3)	1,029,480
	4,946,000	BlueMountain CLO Ltd. 2.33%, 11/30/2026(2)(3)	4,945,149
	555,000	Cal Funding II Ltd. 3.47%, 10/25/2027(2)	542,677
		Carlyle Global Market Strategies Ltd.
	4,630,000	2.36%, 04/27/2027(2)(3)	4,636,482
	2,815,000	2.69%, 10/20/2029(2)(3)	2,813,832
		Cent CLO Ltd.
	3,995,000	2.36%, 01/25/2026(2)(3)	3,988,700
	4,475,000	2.37%, 04/17/2026(2)(3)	4,471,107
	2,865,000	2.38%, 07/27/2026(2)(3)	2,861,780
	1,810,000	2.93%, 04/17/2026(2)(3)	1,808,176
		CIFC Funding Ltd.
	4,175,000	2.31%, 05/24/2026(2)(3)	4,176,632
	4,745,000	2.38%, 04/18/2025(2)(3)	4,752,032

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Finance & Insurance - 13.8% - (continued)
$	3,940,000	2.41%, 08/14/2024(2)(3)	$3,936,426
	188,557	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(2)	188,799
		Dryden Senior Loan Fund
	4,695,000	2.23%, 04/18/2026(2)(3)	4,692,629
	3,970,000	2.31%, 07/15/2027(2)(3)	3,967,995
	4,800,000	2.36%, 07/15/2026(2)(3)	4,809,422
		First Franklin Mortgage Loan Trust
	2,250,478	0.77%, 04/25/2036(3)	1,503,207
	1,065,000	0.84%, 09/25/2036(3)	745,708
	1,015,000	Flatiron CLO Ltd. 2.78%, 07/17/2026(2)(3)	1,010,178
	695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	695,251
	6,637,000	Galaxy CLO Ltd. 2.13%, 04/15/2025(2)(3)	6,625,604
	3,876,532	Gramercy Park CLO Ltd. 2.18%, 07/17/2023(2)(3)	3,877,551
	2,525,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(2)	2,531,312
	2,910,000	Highbridge Loan Management Ltd. 2.23%, 05/05/2027(2)(3)	2,906,313
	1,565,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(2)(3)	1,571,839
	4,210,000	KKR CLO Ltd. 2.35%, 10/18/2028(2)(3)	4,212,071
	615,000	LCM L.P. 2.22%, 04/15/2022(2)(3)	618,877
	3,575,000	Lendmark Funding Trust 3.26%, 04/21/2025(2)	3,574,594
	4,765,000	Limerock CLO Ltd. 2.38%, 04/18/2026(2)(3)	4,761,217
		Madison Park Funding Ltd.
	4,825,000	2.16%, 10/23/2025(2)(3)	4,820,358
	2,800,000	2.33%, 01/19/2025(2)(3)	2,802,293
	4,525,000	2.38%, 07/20/2026(2)(3)	4,545,154
	415,000	2.50%, 04/22/2022(2)(3)	415,131
	3,370,000	3.29%, 01/27/2026(2)(3)	3,371,837
		Magnetite CLO Ltd.
	2,585,000	2.18%, 04/15/2026(2)(3)(4)	2,585,000
	3,890,000	2.30%, 07/25/2026(2)(3)	3,891,793
	2,895,000	2.36%, 04/15/2026(2)(3)	2,900,295
	3,170,000	2.38%, 04/15/2027(2)(3)	3,170,789
	3,115,000	2.83%, 07/25/2026(2)(3)	3,116,501
		Nationstar HECM Loan Trust
	662,436	2.24%, 06/25/2026(2)	665,127
	1,897,279	2.98%, 02/25/2026(2)	1,902,203
	3,795,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(2)(3)	3,803,774
	1,395,000	Oak Hill Credit Partners X Ltd. 2.35%, 07/20/2026(2)(3)	1,394,296
	4,495,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(2)(3)	4,494,236
	4,015,000	OCP CLO Ltd. 2.41%, 04/17/2027(2)(3)	4,021,729
	2,385,000	Octagon Investment Partners Ltd. 2.00%, 07/17/2025(2)(3)	2,366,402
	5,829,000	OHA Credit Partners VIII Ltd. 2.00%, 04/20/2025(2)(3)	5,808,121

The accompanying notes are an integral part of these financial statements.

186

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Finance & Insurance - 13.8% - (continued)
$	5,360,000	OHA Loan Funding Ltd. 2.32%, 02/15/2027(2)(3)	$5,382,957
	6,305,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(2)	6,472,656
		OZLM Funding Ltd.
	4,470,000	2.21%, 04/30/2027(2)(3)	4,477,966
	4,595,000	2.43%, 04/17/2026(2)(3)	4,606,111
	5,355,000	Race Point CLO Ltd. 2.39%, 04/15/2027(2)(3)	5,366,208
	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(2)(5)	2,756,391
	3,320,000	Seneca Park CLO Ltd. 2.36%, 07/17/2026(2)(3)	3,320,405
	3,430,000	Shackleton CLO Ltd. 2.36%, 07/17/2026(2)(3)	3,438,928
		SoFi Consumer Loan Program LLC
	3,970,000	3.05%, 12/26/2025(2)	3,972,367
	3,733,850	3.09%, 10/27/2025(2)	3,749,566
		Sound Point CLO Ltd.
	3,768,000	2.25%, 01/21/2026(2)(3)	3,761,937
	4,385,000	2.41%, 04/15/2027(2)(3)	4,394,476
	1,410,000	5.48%, 07/15/2025(2)(3)	1,273,374
	1,545,965	Springleaf Funding Trust 2.41%, 12/15/2022(2)	1,547,711
	4,090,000	Symphony CLO L.P. 2.63%, 01/09/2023(2)(3)	4,102,564
	3,950,000	Symphony CLO Ltd. 2.36%, 07/14/2026(2)(3)	3,954,084
	2,740,000	Thacher Park CLO Ltd. 2.35%, 10/20/2026(2)(3)	2,738,616
	4,500,000	Tremen Park Ltd. 2.38%, 04/20/2027(2)(3)	4,509,859
		Voya CLO Ltd.
	2,115,000	2.23%, 04/18/2026(4)	2,115,000
	1,545,000	2.30%, 07/25/2026(2)(3)	1,544,710
	1,500,000	2.33%, 07/17/2026(2)(3)	1,501,133
	4,220,000	2.36%, 04/18/2027(2)(3)	4,224,220
	4,690,000	2.38%, 04/18/2026(2)(3)	4,697,176
	1,505,000	2.98%, 04/18/2027(2)(3)	1,504,290
	5,625,000	Zais CLO Ltd. 2.41%, 10/15/2028(2)(3)	5,575,826

			279,810,799

		Asset-Backed - Home Equity - 1.6%
		GSAA Home Equity Trust
	644,590	0.60%, 12/25/2046(3)	350,494
	6,292,715	0.61%, 02/25/2037(3)	3,515,038
	1,210,834	0.62%, 12/25/2036(3)	583,597
	3,917,762	0.63%, 03/25/2037(3)	2,111,522
	2,581,869	0.71%, 11/25/2036(3)	1,281,600
	878,285	0.75%, 05/25/2047(3)	667,962
	550,425	0.83%, 03/25/2036(3)	366,469
	596,021	5.88%, 09/25/2036(5)	311,151
	1,667,346	5.99%, 06/25/2036(3)	838,679
	206,243	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(3)	180,290
	1,518,439	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(3)	671,947
		NRZ Advance Receivables Trust
	5,080,000	2.58%, 10/15/2049(2)	5,079,996

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Home Equity - 1.6% - (continued)
$	13,030,000	3.30%, 08/17/2048(2)	$13,098,707
	786,806	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(5)	399,728
		Soundview Home Loan Trust
	3,500,000	0.71%, 07/25/2037(3)	2,431,423
	830,000	0.77%, 07/25/2036(3)	565,128
	1,485,000	0.78%, 11/25/2036(3)	1,057,975

			33,511,706

		Commercial Mortgage - Backed Securities - 6.8%
		Banc of America Commercial Mortgage Trust
	1,970,000	3.12%, 09/15/2048(2)(3)	1,076,710
	590,000	3.71%, 09/15/2048	635,491
	2,269,106	5.49%, 02/10/2051	2,320,283
	230,110	5.75%, 02/10/2051(3)	234,129
	510,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.13%, 10/12/2042(3)	505,590
		Citigroup Commercial Mortgage Trust
	15,035,856	1.12%, 07/10/2047(3)(6)	919,688
	16,305,638	1.17%, 04/10/2048(3)(6)	1,097,219
	300,000	2.94%, 04/10/2048	306,230
	720,000	3.11%, 04/10/2048(2)	492,887
	445,000	3.19%, 04/10/2048	462,323
	1,045,000	3.76%, 06/10/2048	1,130,071
	795,000	3.82%, 11/10/2048	862,108
	190,000	3.86%, 05/10/2047	206,339
	415,000	4.40%, 03/10/2047(2)(3)	289,235
	305,000	4.90%, 03/10/2047(2)(3)	255,854
	1,325,264	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	1,329,702
	269,248	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	268,925
	1,279,090	Commercial Mortgage Loan Trust 6.09%, 12/10/2049(3)	1,312,118
		Commercial Mortgage Pass-Through Certificates
	5,990,685	0.99%, 02/10/2047(3)(6)	208,664
	360,000	4.24%, 02/10/2047(3)	400,161
	735,000	4.75%, 10/15/2045(2)(3)	454,722
		Commercial Mortgage Trust
	3,279,381	1.97%, 07/10/2046(2)(3)(6)	194,165
	945,249	2.85%, 10/15/2045	980,172
	525,000	3.10%, 03/10/2046	547,995
	225,000	3.18%, 02/10/2048	234,461
	1,025,000	3.21%, 03/10/2046	1,076,473
	270,000	3.29%, 12/10/2044	287,702
	1,270,000	3.35%, 02/10/2048	1,327,578
	3,050,000	3.42%, 03/10/2031(2)	3,224,177
	905,000	3.61%, 06/10/2046(3)	971,902
	455,000	3.62%, 07/10/2050	484,425
	1,425,000	3.69%, 08/10/2047	1,521,129
	900,000	3.80%, 08/10/2047	973,812
	740,000	3.90%, 07/10/2050	802,640
	490,125	3.96%, 03/10/2047	532,378
	860,000	4.02%, 07/10/2045	942,136
	2,350,000	4.05%, 04/10/2047	2,580,081
	420,000	4.07%, 02/10/2047(3)	462,391
	390,000	4.21%, 08/10/2046	432,235
	660,000	4.21%, 08/10/2046(3)	732,263

The accompanying notes are an integral part of these financial statements.

187

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
$	595,000	4.23%, 07/10/2045(3)	$663,325
	630,000	4.57%, 10/15/2045(2)(3)	428,513
	1,616,102	Credit Suisse Commercial Mortgage Trust 5.69%, 06/15/2039(3)	1,629,242
		Credit Suisse First Boston Mortgage Securities Corp.
	3,567	4.77%, 07/15/2037	3,565
	876,645	4.88%, 04/15/2037	790,933
		CSAIL Commercial Mortgage Trust
	44,043,043	0.89%, 06/15/2057(3)(6)	2,318,540
	1,515,254	0.96%, 04/15/2050(3)(6)	86,700
	5,921,184	1.06%, 11/15/2048(3)(6)	376,670
	450,000	3.36%, 08/15/2048(3)	331,504
	5,437,000	3.72%, 08/15/2048	5,869,107
	4,441,401	DBUBS Mortgage Trust 0.85%, 11/10/2046(2)(3)(6)	94,761
	1,710,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(2)	1,914,312
		FREMF Mortgage Trust
	2,495,000	3.00%, 10/25/2047(2)(3)	2,523,419
	2,710,000	5.25%, 09/25/2043(2)(3)	2,952,474
	384,972	GE Business Loan Trust 1.54%, 05/15/2034(2)(3)	331,500
	260,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(3)	257,385
		GS Mortgage Securities Trust
	26,470,298	0.22%, 07/10/2046(3)(6)	168,248
	3,322,182	1.37%, 08/10/2044(2)(3)(6)	172,077
	75,000	2.94%, 02/10/2046	77,690
	2,010,000	2.95%, 11/05/2034(2)	2,064,546
	605,000	3.38%, 05/10/2050	636,725
	635,000	3.58%, 06/10/2047(2)	373,932
	695,000	3.67%, 04/10/2047(2)	361,998
	3,305,000	3.86%, 06/10/2047	3,592,293
	725,000	4.51%, 11/10/2047(2)(3)	579,765
	1,310,000	4.87%, 04/10/2047(2)(3)	923,323
	2,713,700	Hilton USA Trust 2.66%, 11/05/2030(2)	2,714,692
	730,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(2)(3)	584,269
		JP Morgan Chase Commercial Mortgage Securities Trust
	5,362,934	2.03%, 02/12/2051(3)	5,232,670
	1,325,000	2.73%, 10/15/2045(2)(3)	742,093
	1,269,333	3.91%, 05/05/2030(2)	1,355,768
	380,000	4.00%, 08/15/2046(2)(3)	310,652
	979,006	5.34%, 05/15/2047	977,697
	1,160,000	5.39%, 08/15/2046(2)(3)	1,190,023
	860,378	5.72%, 02/15/2051	881,406
		JPMBB Commercial Mortgage Securities Trust
	15,174,735	0.86%, 09/15/2047(3)(6)	555,064
	5,098,080	0.95%, 05/15/2048(3)(6)	216,893
	520,061	3.61%, 05/15/2048	555,637
	860,000	3.74%, 10/15/2048(2)(3)	631,391
	2,170,000	3.78%, 08/15/2047	2,342,503
	1,665,000	3.80%, 09/15/2047	1,802,221

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
$	2,085,000	4.00%, 04/15/2047	$2,278,108
	225,429	JPMDB Commercial Mortgage Securites Trust 3.10%, 12/15/2049(4)	164,930
		LB-UBS Commercial Mortgage Trust
	176,736	5.43%, 02/15/2040	177,763
	948,360	5.86%, 07/15/2040(3)	957,741
	723,445	6.11%, 04/15/2041(3)	754,770
	39,955	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(2)(3)	39,745
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	627,067	5.38%, 08/12/2048	628,313
	1,905,514	5.70%, 09/12/2049	1,956,700
	2,511,197	5.74%, 06/12/2050(3)	2,542,652
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,408,367	1.12%, 10/15/2048(3)(6)	315,502
	9,607,788	1.15%, 12/15/2047(3)(6)	557,561
	150,000	2.86%, 11/15/2045	155,779
	410,000	2.92%, 02/15/2046	423,694
	460,000	3.06%, 10/15/2048(2)	327,568
	690,000	3.10%, 10/15/2026(4)	704,366
	730,000	3.13%, 12/15/2048	760,815
	880,000	3.18%, 08/15/2045	925,861
	2,315,000	3.74%, 08/15/2047	2,498,285
	425,000	4.06%, 02/15/2047	466,625
	730,173	4.26%, 10/15/2046(3)	810,373
	775,000	4.50%, 08/15/2045(2)	558,523
		Morgan Stanley Capital I Trust
	18,769,037	0.46%, 09/15/2047(2)(3)(6)	285,169
	2,605,000	3.47%, 08/11/2029(2)	2,740,183
	860,000	5.16%, 07/15/2049(2)(3)	677,575
	425,000	5.33%, 10/12/2052(2)(3)	393,407
	1,197,390	5.57%, 12/15/2044	1,222,571
	525,596	5.81%, 12/12/2049	538,138
	525,000	6.28%, 01/11/2043(2)(3)	521,041
		Morgan Stanley Re-Remic Trust
	602,910	5.79%, 08/12/2045(2)(3)	606,018
	607,696	5.79%, 08/15/2045(2)(3)	610,829
	885,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(2)(3)	893,708
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,253,833
	910,000	3.19%, 03/10/2046	951,031
	835,120	3.24%, 04/10/2046	875,453
	485,000	4.09%, 03/10/2046(2)(3)	338,270
		Wells Fargo Commercial Mortgage Trust
	12,962,087	1.20%, 05/15/2048(3)(6)	882,056
	915,000	2.92%, 10/15/2045	954,239
	310,000	3.18%, 04/15/2050	321,512
	810,000	3.41%, 12/15/2047	853,161
	605,000	3.41%, 09/15/2058	638,322
	760,000	3.64%, 06/15/2048	812,495
	1,695,000	3.82%, 08/15/2050	1,836,253
	255,000	4.10%, 05/15/2048(3)	206,319
	430,000	4.23%, 06/15/2048(3)	332,590
	60,000	4.78%, 10/15/2045(2)(3)	57,951

The accompanying notes are an integral part of these financial statements.

188

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
		WF-RBS Commercial Mortgage Trust
$	2,258,387	1.39%, 03/15/2047(3)(6)	$140,997
	870,000	2.87%, 11/15/2045	905,188
	1,170,000	2.88%, 12/15/2045	1,214,167
	1,545,000	3.02%, 11/15/2047(2)	699,931
	305,000	3.07%, 03/15/2045	318,738
	350,000	3.35%, 05/15/2045	362,398
	730,000	3.61%, 11/15/2047	779,209
	635,000	3.67%, 11/15/2044	685,029
	3,315,000	3.68%, 08/15/2047	3,569,202
	740,000	3.72%, 05/15/2047	796,855
	3,230,281	4.00%, 05/15/2047	3,537,055
	180,000	4.05%, 03/15/2047	197,202
	2,369,636	4.10%, 03/15/2047	2,608,789
	445,000	4.90%, 06/15/2044(2)(3)	499,285
	345,000	5.00%, 06/15/2044(2)(3)	299,228
	400,505	5.00%, 04/15/2045(2)(3)	237,563
	960,000	5.58%, 04/15/2045(2)(3)	981,704

			137,332,428

		Whole Loan Collateral CMO - 5.5%
		Adjustable Rate Mortgage Trust
	226,172	0.79%, 01/25/2036(3)	188,093
	982,350	0.80%, 11/25/2035(3)	907,391
	1,349,124	1.03%, 01/25/2036(3)	1,157,675
	920,563	3.98%, 11/25/2037(2)(3)	770,618
		Alternative Loan Trust
	3,130,695	0.80%, 01/25/2036(3)	2,578,230
	1,040,871	0.85%, 11/25/2035(3)	836,242
	207,926	0.93%, 10/25/2036(3)	128,363
	923,266	5.75%, 05/25/2036	714,020
	344,338	6.00%, 05/25/2036	260,956
	219,603	6.00%, 12/25/2036	138,473
		American Home Mortgage Assets Trust
	689,183	0.72%, 09/25/2046(3)	519,211
	885,614	1.46%, 10/25/2046(3)	618,479
		Banc of America Funding Trust
	138,913	0.72%, 10/20/2036(3)	116,195
	180,246	0.76%, 02/20/2047(3)	158,654
	2,156,418	0.83%, 05/20/2047(3)	1,773,613
	2,643,487	5.77%, 05/25/2037(3)	2,363,276
	111,625	5.85%, 01/25/2037(5)	94,757
		BCAP LLC Trust
	494,600	0.70%, 01/25/2037(3)	398,359
	1,332,176	0.71%, 03/25/2037(3)	1,240,645
		Bear Stearns Adjustable Rate Mortgage Trust
	1,085,733	2.83%, 10/25/2035(3)	1,044,825
	696,108	3.12%, 02/25/2036(3)	584,271
		Bear Stearns Alt-A Trust
	218,044	0.85%, 08/25/2036(3)	166,069
	2,876,836	1.03%, 01/25/2036(3)	2,478,872
	1,586,246	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(3)	1,287,707
	918,236	Chase Mortgage Finance Trust 2.76%, 12/25/2035(3)	840,146
		CHL Mortgage Pass-Through Trust
	1,275,184	1.21%, 03/25/2035(3)	997,374
	303,677	2.82%, 03/20/2036(3)	247,071
	517,999	2.93%, 06/20/2035(3)	483,314
	2,079,704	3.13%, 09/25/2047(3)	1,842,115

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
		Countrywide Home Loans, Inc.
$	1,147,109	2.80%, 11/20/2035(3)	$957,705
	810,720	3.00%, 04/20/2036(3)	581,856
	1,321,064	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,229,155
	1,032,046	Deutsche Mortgage Sec, Inc. Mortgage Loan Trust 5.66%, 12/25/2033(5)	1,046,473
		DSLA Mortgage Loan Trust
	239,523	0.89%, 01/19/2045(3)	205,629
	882,386	1.43%, 03/19/2046(3)	717,374
		GMAC Mortgage Corp. Loan Trust
	930,491	3.41%, 09/19/2035(3)	848,793
	157,584	3.41%, 04/19/2036(3)	140,089
		GSR Mortgage Loan Trust
	4,580,786	0.83%, 01/25/2037(3)	2,824,206
	221,486	1.03%, 11/25/2035(3)	146,108
	2,795,144	2.97%, 01/25/2036(3)	2,581,101
	305,888	3.19%, 10/25/2035(3)	267,874
		HarborView Mortgage Loan Trust
	1,606,060	0.72%, 01/19/2038(3)	1,379,223
	3,035,864	0.77%, 12/19/2036(3)	2,256,238
	899,572	1.23%, 01/19/2035(3)	588,925
	405,638	1.53%, 10/25/2037(3)	377,402
		IndyMac Index Mortgage Loan Trust
	1,554,081	0.72%, 04/25/2037(3)	1,136,038
	685,650	0.77%, 07/25/2035(3)	598,519
	1,382,277	0.81%, 07/25/2035(3)	1,111,785
	745,227	0.82%, 01/25/2036(3)	471,250
	714,763	2.88%, 01/25/2036(3)	666,431
	557,773	3.04%, 08/25/2035(3)	446,176
	1,673,173	3.14%, 04/25/2037(3)	1,067,807
	2,127,683	3.33%, 07/25/2037(3)	1,420,608
		JP Morgan Mortgage Trust
	241,453	2.98%, 04/25/2037(3)	213,370
	660,106	2.99%, 05/25/2036(3)	587,774
	941,483	3.16%, 09/25/2035(3)	896,975
	888,639	Lehman XS Trust 0.74%, 07/25/2046(3)	707,891
		LSTAR Securities Investment Trust
	4,208,620	2.53%, 01/01/2020(2)(3)	4,187,577
	5,406,957	2.53%, 04/01/2020(2)(3)	5,332,611
	2,281,563	2.53%, 09/01/2021(2)(3)	2,253,500
	4,970,983	2.53%, 10/01/2020(2)(3)	4,949,210
	499,145	Luminent Mortgage Trust 0.73%, 10/25/2046(3)	426,143
	475,886	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(3)	369,152
	1,727,050	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(3)	1,207,212
	5,497,555	New Residential Mortgage Loan Trust 3.75%, 11/26/2035(2)(3)	5,705,785
	215,826	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(3)	161,855
	2,498,412	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,355,619
		Residential Accredit Loans, Inc.
	235,999	0.75%, 02/25/2046(3)	103,595

The accompanying notes are an integral part of these financial statements.

189

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
$	2,152,141	0.83%, 04/25/2036(3)	$1,545,583
	305,539	1.32%, 09/25/2046(3)	216,655
	2,250,983	1.83%, 11/25/2037(3)	1,535,524
	1,693,744	6.00%, 12/25/2035	1,462,917
	740,785	Residential Asset Securitization Trust 0.98%, 03/25/2035(3)	582,061
	746,935	Residential Funding Mortgage Securities, Inc. 3.25%, 08/25/2035(3)	552,824
	340,971	Sequoia Mortgage Trust 3.09%, 07/20/2037(3)	275,333
	2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(2)(3)	2,871,599
	541,181	Structured Adjustable Rate Mortgage Loan Trust 0.83%, 09/25/2034(3)	418,091
	581,280	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(3)	466,308
	926,802	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	740,917
		Towd Point Mortgage Trust
	5,034,073	2.25%, 08/25/2055(2)(3)	5,041,622
	1,784,600	2.75%, 04/25/2055(2)(3)	1,807,413
	3,934,692	2.75%, 08/25/2055(2)(3)	4,000,024
	630,615	3.00%, 03/25/2054(2)(3)	643,056
		WaMu Mortgage Pass-Through Certificates Trust
	1,173,782	0.95%, 06/25/2044(3)	1,087,612
	647,801	1.50%, 07/25/2046(3)	523,364
	562,468	1.52%, 08/25/2046(3)	479,808
	358,621	2.20%, 11/25/2046(3)	322,125
	388,946	2.26%, 12/25/2036(3)	335,509
	1,650,632	2.57%, 06/25/2037(3)	1,474,934
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	499,129	0.62%, 02/25/2037(3)	316,839
	244,173	0.69%, 02/25/2037(3)	184,389
	1,779,776	1.13%, 07/25/2036(3)	980,592
	913,155	1.35%, 11/25/2046(3)	660,687
	828,358	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(3)	721,362
		Wells Fargo Commercial Mortgage Trust
	30,441,157	1.19%, 09/15/2057(3)(6)	1,986,833
	2,115,000	2.88%, 05/15/2048(2)(3)	1,077,219
	1,090,000	3.36%, 09/15/2058(2)	652,484
	675,000	3.84%, 09/15/2058	732,563

			111,156,295

		Whole Loan Collateral PAC - 0.0%
	176,708	Alternative Loan Trust 1.03%, 12/25/2035(3)	116,196

		Total Asset & Commercial Mortgage Backed Securities (cost $578,449,052)	$580,262,444

CORPORATE BONDS - 34.5%
		Advertising - 0.0%
	70,000	Lamar Media Corp. 5.75%, 02/01/2026	$74,946

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Aerospace/Defense - 0.2%
$	470,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(2)	$477,597
	530,000	BAE Systems plc 4.75%, 10/11/2021(2)	585,960
		Lockheed Martin Corp.
	955,000	2.50%, 11/23/2020	979,725
	1,535,000	4.70%, 05/15/2046	1,740,807

			3,784,089

		Agriculture - 0.5%
		Altria Group, Inc.
	690,000	2.63%, 09/16/2026	684,202
	740,000	3.88%, 09/16/2046	728,529
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(2)	1,721,610
		Imperial Brands Finance plc
	1,345,000	2.05%, 07/20/2018(2)	1,352,455
	760,000	2.95%, 07/21/2020(2)	780,385
	1,855,000	3.75%, 07/21/2022(2)	1,956,966
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,020,552

			9,244,699

		Airlines - 0.0%
	195,000	Aircastle Ltd. 5.00%, 04/01/2023	201,825

		Apparel - 0.1%
	385,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)	391,737
	1,375,000	William Carter Co. 5.25%, 08/15/2021	1,430,000

			1,821,737

		Auto Manufacturers - 1.5%
	3,545,000	Daimler Finance North America LLC 1.65%, 03/02/2018(2)	3,552,296
		Ford Motor Credit Co. LLC
	6,510,000	1.46%, 03/27/2017	6,514,284
	700,000	2.24%, 06/15/2018	704,096
	1,935,000	3.20%, 01/15/2021	1,976,883
	800,000	4.13%, 08/04/2025	831,379
	1,370,000	4.25%, 02/03/2017	1,380,596
		General Motors Co.
	1,830,000	6.60%, 04/01/2036	2,163,157
	330,000	6.75%, 04/01/2046	404,994
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,910,439
	3,150,000	3.50%, 07/10/2019	3,241,145
	1,585,000	3.70%, 05/09/2023	1,605,732
	3,640,000	4.75%, 08/15/2017	3,731,156
	2,395,000	5.25%, 03/01/2026	2,608,335

			30,624,492

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	190,000	4.50%, 04/29/2022(2)	201,163
	165,000	4.75%, 04/29/2025(2)	174,075

			375,238

		Beverages - 1.5%
		Anheuser-Busch InBev Finance, Inc.
	3,725,000	1.90%, 02/01/2019	3,753,958

The accompanying notes are an integral part of these financial statements.

190

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Beverages - 1.5% - (continued)
$	605,000	2.15%, 02/01/2019	$614,117
	9,320,000	3.30%, 02/01/2023	9,727,200
	480,000	3.65%, 02/01/2026	505,086
	2,905,000	4.70%, 02/01/2036	3,220,300
	5,870,000	4.90%, 02/01/2046	6,712,562
		Anheuser-Busch InBev Worldwide, Inc.
	1,025,000	2.50%, 07/15/2022	1,036,355
	1,445,000	3.75%, 07/15/2042	1,414,171
	1,110,000	Molson Coors Brewing Co. 4.20%, 07/15/2046	1,109,704
	1,945,000	Pernod Ricard S.A. 3.25%, 06/08/2026(2)	1,953,688

			30,047,141

		Biotechnology - 0.1%
	755,000	Celgene Corp. 4.63%, 05/15/2044	760,185
		Gilead Sciences, Inc.
	530,000	2.50%, 09/01/2023	526,767
	675,000	3.25%, 09/01/2022	710,220

			1,997,172

		Chemicals - 0.0%
	70,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	71,575

		Commercial Banks - 10.9%
EUR	1,480,000	Allied Irish Banks plc 7.38%, 12/03/2020(3)(7)(8)	1,508,669
		Banco Bilbao Vizcaya Argentaria S.A.
	2,200,000	7.00%, 02/19/2019(3)(7)(8)	2,333,688
	800,000	8.88%, 04/14/2021(3)(7)(8)	946,261
$	2,800,000	9.00%, 05/09/2018(3)(7)(8)	2,908,500
		Banco Santander S.A.
EUR	2,000,000	6.25%, 03/12/2019(3)(7)(8)	2,040,604
	700,000	6.25%, 09/11/2021(3)(7)(8)	716,558
		Bank of America Corp.
$	4,875,000	2.50%, 10/21/2022	4,863,344
	2,475,000	2.63%, 04/19/2021	2,504,678
	2,575,000	4.00%, 01/22/2025	2,647,597
	5,805,000	4.20%, 08/26/2024	6,066,097
	990,000	5.00%, 01/21/2044	1,133,635
	585,000	6.11%, 01/29/2037	710,172
	3,090,000	7.75%, 05/14/2038	4,389,042
EUR	2,450,000	Bank of Ireland 7.38%, 06/18/2020(3)(7)(8)	2,609,019
$	1,895,000	Bank of Nova Scotia 4.50%, 12/16/2025	1,999,848
	5,390,000	Barclays Bank plc 6.05%, 12/04/2017(2)	5,614,332
		Barclays plc
	1,025,000	7.88%, 03/15/2022(3)(7)(8)	1,018,850
EUR	2,025,000	8.00%, 12/15/2020(3)(7)	2,275,739
	455,000	8.25%, 12/15/2018(3)(7)	460,687
	2,265,000	BNP Paribas S.A. 7.63%, 03/30/2021(2)(3)(7)	2,366,925
	860,000	BPCE S.A. 5.15%, 07/21/2024(2)	906,160
		Capital One NA/Mclean VA
	7,075,000	1.65%, 02/05/2018	7,080,844
	2,200,000	2.35%, 08/17/2018	2,223,452

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Commercial Banks - 10.9% - (continued)
		CIT Group, Inc.
EUR	40,000	5.00%, 05/15/2017	$40,500
	1,614,000	5.50%, 02/15/2019(2)	1,698,735
	485,000	6.63%, 04/01/2018(2)	509,250
		Citigroup, Inc.
	1,255,000	1.85%, 11/24/2017	1,259,269
$	1,890,000	2.70%, 03/30/2021	1,922,591
	535,000	3.20%, 10/21/2026	533,747
	2,425,000	4.30%, 11/20/2026	2,530,638
	5,430,000	4.45%, 09/29/2027	5,721,113
	1,820,000	4.60%, 03/09/2026	1,942,288
	1,135,000	4.65%, 07/30/2045	1,241,868
	435,000	5.50%, 09/13/2025	489,839
	1,135,000	6.68%, 09/13/2043	1,460,608
		Credit Agricole S.A.
	200,000	4.38%, 03/17/2025(2)	204,126
EUR	1,440,000	6.50%, 06/23/2021(3)(7)(8)	1,620,279
GBP	750,000	7.50%, 06/23/2026(3)(7)(8)	921,443
$	2,025,000	8.13%, 12/23/2025(2)(3)(7)	2,174,526
	5,415,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(7)	5,225,475
		Credit Suisse Group Funding Guernsey Ltd.
	1,225,000	3.13%, 12/10/2020	1,237,271
	565,000	3.80%, 06/09/2023(2)	570,483
		Goldman Sachs Group, Inc.
	460,000	2.00%, 04/25/2019	462,607
	360,000	2.04%, 04/23/2020(3)	362,114
	3,040,000	2.35%, 11/15/2021	3,021,535
	1,725,000	2.38%, 01/22/2018	1,740,899
	560,000	2.60%, 04/23/2020	569,238
	1,695,000	2.75%, 09/15/2020	1,728,495
	2,045,000	2.88%, 02/25/2021	2,091,830
	860,000	4.75%, 10/21/2045	945,846
	2,105,000	5.15%, 05/22/2045	2,274,297
	2,696,000	6.00%, 06/15/2020	3,045,852
	1,410,000	6.25%, 02/01/2041	1,805,927
	1,700,000	6.45%, 05/01/2036	2,066,583
	4,180,000	6.75%, 10/01/2037	5,271,979
		HSBC Holdings plc
	1,125,000	2.95%, 05/25/2021	1,142,079
	2,870,000	3.40%, 03/08/2021	2,958,723
	1,125,000	3.60%, 05/25/2023	1,162,012
	3,800,000	4.25%, 08/18/2025	3,899,758
EUR	1,200,000	5.25%, 09/16/2022(3)(7)(8)	1,284,368
$	800,000	5.25%, 03/14/2044	878,159
	1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,142,796
	3,825,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(2)(3)(7)	3,495,094
		JP Morgan Chase & Co.
	1,110,000	2.30%, 08/15/2021	1,110,870
	5,745,000	2.40%, 06/07/2021	5,793,436
	1,855,000	2.55%, 10/29/2020	1,886,580
	2,190,000	2.70%, 05/18/2023	2,196,524
	530,000	2.75%, 06/23/2020	542,635
	2,515,000	4.25%, 10/01/2027	2,674,939
	2,800,000	4.35%, 08/15/2021	3,057,718
	1,060,000	6.00%, 01/15/2018	1,115,979
		Morgan Stanley
	1,975,000	2.13%, 04/25/2018	1,989,437
	465,000	2.45%, 02/01/2019	472,161

The accompanying notes are an integral part of these financial statements.

191

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Commercial Banks - 10.9% - (continued)
$	1,175,000	2.50%, 01/24/2019	$1,193,479
	5,205,000	2.50%, 04/21/2021	5,246,172
	4,385,000	3.13%, 07/27/2026	4,364,101
	1,665,000	3.95%, 04/23/2027	1,712,929
	2,710,000	4.00%, 07/23/2025	2,887,708
	460,000	4.35%, 09/08/2026	488,380
	310,000	4.88%, 11/01/2022	340,492
	4,950,000	5.55%, 04/27/2017	5,057,440
	505,000	7.30%, 05/13/2019	571,020
	1,675,000	PNC Bank NA 1.45%, 07/29/2019	1,668,159
	355,000	Radian Group, Inc. 7.00%, 03/15/2021	397,934
		Royal Bank of Scotland Group plc
	5,110,000	3.88%, 09/12/2023	5,003,002
	770,000	6.13%, 12/15/2022	813,000
	2,455,000	7.50%, 08/10/2020(3)(7)	2,252,462
	520,000	8.00%, 08/10/2025(3)(7)	494,000
	745,000	8.63%, 08/15/2021(3)(7)	741,275
	4,000,000	Santander Issuances SAU 5.18%, 11/19/2025	4,144,072
GBP	755,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(3)(7)(8)	924,575
		Societe Generale S.A.
$	2,525,000	7.38%, 09/13/2021(2)(3)(7)	2,503,537
	3,040,000	8.25%, 11/29/2018(3)(7)(8)	3,127,400
	3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,090,324
		UBS Group AG
EUR	800,000	5.75%, 02/19/2022(3)(7)(8)	917,719
$	1,875,000	6.88%, 03/22/2021(3)(7)(8)	1,880,411
	2,765,000	7.13%, 02/19/2020(3)(7)(8)	2,830,669
	2,550,000	UBS Group Funding Jersey Ltd. 2.65%, 02/01/2022(2)	2,536,347
	720,000	UniCredit S.p.A. 8.00%, 06/03/2024(3)(7)(8)	626,400
		Wells Fargo & Co.
	1,190,000	3.00%, 04/22/2026	1,184,515
	955,000	3.00%, 10/23/2026	948,444
	2,465,000	4.40%, 06/14/2046	2,472,383
	3,315,000	4.90%, 11/17/2045	3,563,522
	50,000	5.38%, 11/02/2043	57,137
	3,130,000	5.61%, 01/15/2044	3,670,250

			220,528,478

		Commercial Services - 0.2%
	1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,078,737
	2,140,000	ERAC USA Finance LLC 2.60%, 12/01/2021(2)	2,164,375
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	438,813
	290,000	5.50%, 07/15/2025	293,625
	10,000	5.50%, 05/15/2027(4)	9,950

			3,985,500

		Construction Materials - 0.2%
	140,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	141,575
	1,800,000	CRH America, Inc. 5.13%, 05/18/2045(2)	1,984,577

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Construction Materials - 0.2% - (continued)
$	291,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$293,318
	690,000	Norbord, Inc. 6.25%, 04/15/2023(2)	733,125
		Standard Industries, Inc.
	665,000	5.38%, 11/15/2024(2)	687,444
	695,000	6.00%, 10/15/2025(2)	741,878

			4,581,917

		Diversified Financial Services - 0.9%
	125,000	Aircastle Ltd. 5.50%, 02/15/2022	134,063
	1,905,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	1,923,917
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,605,828
	2,600,000	International Lease Finance Corp. 5.88%, 04/01/2019	2,794,168
	425,000	Nasdaq, Inc. 3.85%, 06/30/2026	438,084
		Navient Corp.
	1,095,000	5.50%, 01/15/2019	1,116,900
	370,000	6.63%, 07/26/2021	372,775
	395,000	7.25%, 01/25/2022	398,950
	680,000	7.25%, 09/25/2023	677,450
	945,000	8.45%, 06/15/2018	1,022,065
	2,845,000	Synchrony Financial 2.60%, 01/15/2019	2,878,935
		Visa, Inc.
	1,740,000	2.80%, 12/14/2022	1,809,471
	2,315,000	4.30%, 12/14/2045	2,582,153

			17,754,759

		Electric - 1.1%
		AES Corp.
	1,950,000	4.88%, 05/15/2023	1,934,770
	275,000	5.50%, 03/15/2024	279,125
	580,000	Comision Federal de Electricidad 4.75%, 02/23/2027(2)	590,150
	1,350,000	Dominion Resources, Inc. 2.85%, 08/15/2026	1,329,433
	1,260,000	DTE Energy Co. 1.50%, 10/01/2019	1,253,599
	1,145,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,241,598
	545,000	Duke Energy Corp. 2.65%, 09/01/2026	530,297
	1,710,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,632,137
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,581,488
	360,000	EDP Finance B.V. 5.25%, 01/14/2021(2)	387,101
	1,825,000	Electricite de France S.A. 4.95%, 10/13/2045(2)	1,944,355
		Emera US Finance L.P.
	320,000	2.70%, 06/15/2021(2)	325,669
	355,000	4.75%, 06/15/2046(2)	377,257
		Exelon Corp.
	370,000	2.45%, 04/15/2021	373,841
	1,880,000	2.85%, 06/15/2020	1,934,866

The accompanying notes are an integral part of these financial statements.

192

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Electric - 1.1% - (continued)
		Fortis, Inc.
$	630,000	2.10%, 10/04/2021(2)	$624,825
	1,340,000	3.06%, 10/04/2026(2)	1,318,612
	825,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	826,845
	720,000	NRG Energy, Inc. 7.25%, 05/15/2026(2)	708,415
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	623,693
	675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	760,311
		Southern Co.
	1,320,000	1.85%, 07/01/2019	1,327,635
	490,000	2.95%, 07/01/2023	503,736
	595,000	4.40%, 07/01/2046	628,393

			23,038,151

		Electrical Components & Equipment - 0.0%
	705,000	EnerSys 5.00%, 04/30/2023(2)	722,625

		Electronics - 0.1%
	1,140,000	Fortive Corp. 2.35%, 06/15/2021(2)	1,142,920

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042(2)	2,405,607
	3,435,000	3.60%, 04/15/2043(2)	3,447,396

			5,853,003

		Entertainment - 0.0%
		GLP Capital L.P. / GLP Financing II, Inc.
	15,000	4.38%, 04/15/2021	15,788
	230,000	5.38%, 04/15/2026	244,375
		WMG Acquisition Corp.
	280,000	4.88%, 11/01/2024(2)	279,300
	185,000	5.00%, 08/01/2023(2)	187,312

			726,775

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	153,562
	1,035,000	5.25%, 08/01/2020	1,055,700

			1,209,262

		Food - 0.5%
	3,000,000	Danone S.A. 1.69%, 10/30/2019(2)	3,003,294
		Kraft Heinz Foods Co.
	1,205,000	2.00%, 07/02/2018	1,213,680
	815,000	2.80%, 07/02/2020	838,506
	490,000	4.38%, 06/01/2046	496,950
		Kroger Co.
	736,000	1.50%, 09/30/2019	732,062
	1,035,000	2.65%, 10/15/2026	1,003,952
	125,000	3.88%, 10/15/2046	119,481
	1,600,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(2)	1,609,600
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,665,072

			10,682,597

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Forest Products & Paper - 0.1%
		Cascades, Inc.
$	265,000	5.50%, 07/15/2022(2)	$270,467
	270,000	5.75%, 07/15/2023(2)	272,700
	1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	1,055,450

			1,598,617

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	365,000	5.63%, 05/20/2024	382,337
	365,000	5.88%, 08/20/2026	383,250
	405,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	404,958
	75,000	Southern Star Central Corp. 5.13%, 07/15/2022(2)	76,313

			1,246,858

		Healthcare-Products - 0.5%
	140,000	Hologic, Inc. 5.25%, 07/15/2022(2)	148,064
	695,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	748,862
		Medtronic, Inc.
	1,125,000	2.50%, 03/15/2020	1,154,789
	1,353,000	4.38%, 03/15/2035	1,484,233
	530,000	4.63%, 03/15/2045	599,622
		Thermo Fisher Scientific, Inc.
	490,000	2.95%, 09/19/2026	482,571
	1,740,000	3.00%, 04/15/2023	1,766,147
	3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,646,779

			10,031,067

		Healthcare-Services - 1.0%
		Aetna, Inc.
	850,000	2.80%, 06/15/2023	861,337
	315,000	4.25%, 06/15/2036	319,627
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,740,313
	320,000	4.63%, 05/15/2042	334,122
	505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	470,913
		HCA, Inc.
	450,000	4.75%, 05/01/2023	468,563
	690,000	6.50%, 02/15/2020	764,175
	1,336,000	7.50%, 11/15/2095	1,342,680
	695,000	LifePoint Health, Inc. 5.88%, 12/01/2023	705,425
	150,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	156,750
	2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,765,122
		UnitedHealth Group, Inc.
	2,345,000	1.70%, 02/15/2019	2,353,369
	1,745,000	3.35%, 07/15/2022	1,856,453
	1,620,000	3.75%, 07/15/2025	1,753,360
	590,000	4.75%, 07/15/2045	683,067

			19,575,276

		Holding Companies-Diversified - 0.2%
	4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(2)	4,043,117

The accompanying notes are an integral part of these financial statements.

193

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Home Builders - 0.1%
$	850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	$893,562
	515,000	Meritage Homes Corp. 6.00%, 06/01/2025	543,325
	80,000	PulteGroup, Inc. 4.25%, 03/01/2021	84,000

			1,520,887

		Insurance - 0.3%
	1,135,000	American International Group, Inc. 4.70%, 07/10/2035	1,215,352
		CNO Financial Group, Inc.
	25,000	4.50%, 05/30/2020	25,656
	345,000	5.25%, 05/30/2025	348,450
	1,375,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	1,437,865
	1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	2,312,141
	205,000	MGIC Investment Corp. 5.75%, 08/15/2023	216,275

			5,555,739

		Internet - 0.0%
	275,000	Netflix, Inc. 4.38%, 11/15/2026(2)	270,531

		Iron/Steel - 0.1%
		ArcelorMittal
	535,000	5.13%, 06/01/2020	561,750
	935,000	6.13%, 06/01/2025	1,023,825
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021	312,750
	325,000	5.50%, 10/01/2024	342,875
	386,000	United States Steel Corp. 7.38%, 04/01/2020	384,070

			2,625,270

		IT Services - 0.2%
		Apple, Inc.
	1,955,000	3.45%, 02/09/2045	1,806,379
	615,000	3.85%, 08/04/2046	598,878
		Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
	975,000	3.48%, 06/01/2019(2)	1,000,349
	770,000	4.42%, 06/15/2021(2)	805,194
	490,000	8.35%, 07/15/2046(2)	593,729

			4,804,529

		Lodging - 0.1%
	456,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(2)	457,140
	1,085,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,113,481

			1,570,621

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	266,475

		Machinery-Diversified - 0.1%
	456,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	482,790

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Machinery-Diversified - 0.1% - (continued)
$	635,000	CNH Industrial N.V. 4.50%, 08/15/2023	$638,175

			1,120,965

		Media - 2.8%
		21st Century Fox America, Inc.
	2,150,000	6.15%, 03/01/2037	2,618,648
	750,000	6.20%, 12/15/2034	924,433
	500,000	Altice US Finance I Corp. 5.50%, 05/15/2026(2)	510,000
	575,000	CBS Corp. 4.00%, 01/15/2026	610,254
		CCO Holdings LLC / CCO Holdings Capital Corp.
	35,000	5.13%, 02/15/2023	36,225
	140,000	5.25%, 09/30/2022	145,775
	170,000	5.75%, 09/01/2023	179,350
	1,310,000	5.75%, 02/15/2026(2)	1,364,856
		Charter Communications Operating LLC / Charter Communications Operating Capital
	1,100,000	3.58%, 07/23/2020(2)	1,140,545
	3,920,000	4.46%, 07/23/2022(2)	4,175,498
	2,910,000	4.91%, 07/23/2025(2)	3,138,583
	5,075,000	6.48%, 10/23/2045(2)	5,947,139
	325,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(2)	347,750
		Comcast Corp.
	665,000	1.63%, 01/15/2022	651,602
	5,285,000	2.75%, 03/01/2023	5,431,046
	1,595,000	3.40%, 07/15/2046	1,471,769
	600,000	4.75%, 03/01/2044	678,773
	95,000	5.70%, 07/01/2019	105,477
		Cox Communications, Inc.
	685,000	3.25%, 12/15/2022(2)	685,989
	735,000	3.35%, 09/15/2026(2)	724,809
	1,200,000	3.85%, 02/01/2025(2)	1,217,863
	510,000	CSC Holdings LLC 5.50%, 04/15/2027(2)	517,331
		DISH DBS Corp.
	755,000	5.88%, 11/15/2024	760,191
	1,200,000	7.88%, 09/01/2019	1,338,000
	1,295,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	1,413,253
	1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,353,550
	1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,795,877
	240,000	SFR Group S.A. 7.38%, 05/01/2026(2)	242,400
		Sky plc
	565,000	2.63%, 09/16/2019(2)	572,709
	1,575,000	3.13%, 11/26/2022(2)	1,600,980
		TEGNA, Inc.
	1,670,000	5.13%, 10/15/2019	1,718,013
	1,020,000	5.13%, 07/15/2020	1,060,800
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	1,104,949
	2,145,000	8.75%, 02/14/2019	2,463,644
	3,190,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	4,346,254

The accompanying notes are an integral part of these financial statements.

194

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Media - 2.8% - (continued)
		Time Warner, Inc.
$	575,000	4.85%, 07/15/2045	$610,662
	1,445,000	6.10%, 07/15/2040	1,728,415
	345,000	6.20%, 03/15/2040	420,549
	1,100,000	6.50%, 11/15/2036	1,368,468
	330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	341,963
	270,000	Viacom, Inc. 3.45%, 10/04/2026	268,170

			57,132,562

		Mining - 0.1%
		Anglo American Capital plc
	240,000	3.63%, 05/14/2020(2)	241,200
	250,000	4.13%, 04/15/2021(2)	252,719
	220,000	4.13%, 09/27/2022(2)	217,800
	200,000	4.88%, 05/14/2025(2)	203,500
		Freeport-McMoRan, Inc.
	85,000	3.88%, 03/15/2023	76,712
	230,000	4.55%, 11/14/2024	211,025
	225,000	5.40%, 11/14/2034	193,781
	525,000	5.45%, 03/15/2043	435,750
	175,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	184,844
	605,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	644,352
	400,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	463,000

			3,124,683

		Oil & Gas - 2.7%
		Anadarko Petroleum Corp.
	810,000	4.50%, 07/15/2044	762,536
	1,540,000	4.85%, 03/15/2021	1,671,861
	2,010,000	5.55%, 03/15/2026	2,284,954
	170,000	6.38%, 09/15/2017	177,140
	1,690,000	6.60%, 03/15/2046	2,088,955
	280,000	6.95%, 06/15/2019	312,503
	185,000	Antero Resources Corp. 5.63%, 06/01/2023	188,700
		BP Capital Markets plc
	1,345,000	2.11%, 09/16/2021	1,346,849
	710,000	2.52%, 01/15/2020	722,859
	1,915,000	2.75%, 05/10/2023	1,933,823
		Cenovus Energy, Inc.
	3,685,000	3.00%, 08/15/2022	3,581,636
	445,000	3.80%, 09/15/2023	438,860
	980,000	5.20%, 09/15/2043	933,704
	535,000	Concho Resources, Inc. 5.50%, 04/01/2023	547,305
	2,420,000	ConocoPhillips Co. 4.95%, 03/15/2026	2,714,732
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	23,000
	280,000	4.50%, 04/15/2023	266,700
	55,000	4.90%, 06/01/2044	46,819
	310,000	5.00%, 09/15/2022	303,800
	3,500,000	Devon Energy Corp. 3.25%, 05/15/2022	3,514,140
	390,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	496,506

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Oil & Gas - 2.7% - (continued)
$	45,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(2)	$45,000
	1,000,000	EnCana Corp. 3.90%, 11/15/2021	1,011,800
	955,000	EOG Resources, Inc. 4.15%, 01/15/2026	1,037,373
		Hess Corp.
	1,435,000	4.30%, 04/01/2027	1,428,567
	1,155,000	5.60%, 02/15/2041	1,142,553
	1,245,000	5.80%, 04/01/2047	1,283,363
	936,000	6.00%, 01/15/2040	972,325
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,332,086
		Marathon Oil Corp.
	675,000	2.70%, 06/01/2020	665,631
	1,585,000	2.80%, 11/01/2022	1,506,026
	380,000	3.85%, 06/01/2025	366,920
	105,000	5.20%, 06/01/2045	98,476
	75,000	6.60%, 10/01/2037	80,530
	65,000	6.80%, 03/15/2032	70,655
		Petroleos Mexicanos
	210,000	4.63%, 09/21/2023(2)	209,433
	1,440,000	5.50%, 02/04/2019(2)	1,524,240
	296,000	5.50%, 06/27/2044	254,974
	690,000	6.38%, 02/04/2021(2)	754,860
	2,090,000	6.63%, 06/15/2035	2,103,585
	769,000	6.75%, 09/21/2047(2)	762,271
		Pioneer Natural Resources Co.
	400,000	3.45%, 01/15/2021	416,720
	450,000	3.95%, 07/15/2022	480,341
	2,040,000	4.45%, 01/15/2026	2,234,804
	290,000	6.65%, 03/15/2017	295,611
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	19,800
	25,000	6.80%, 03/01/2020	25,781
		Shell International Finance B.V.
	930,000	2.50%, 09/12/2026	904,110
	1,920,000	3.25%, 05/11/2025	1,982,611
	1,800,000	4.38%, 05/11/2045	1,876,426
	170,000	SM Energy Co. 6.13%, 11/15/2022	170,850
		Statoil ASA
	300,000	3.70%, 03/01/2024	325,164
	1,855,000	3.95%, 05/15/2043	1,865,855
	105,000	Tesoro Corp. 5.13%, 04/01/2024	108,150
		Valero Energy Corp.
	2,455,000	3.40%, 09/15/2026	2,402,787
	315,000	4.90%, 03/15/2045	308,598
	95,000	WPX Energy, Inc. 5.25%, 09/15/2024	90,250

			55,515,908

		Packaging & Containers - 0.1%
	215,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(2)	210,969
		Graphic Packaging International, Inc.
	5,000	4.13%, 08/15/2024	4,975
	690,000	4.88%, 11/15/2022	722,775
	300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	319,687

The accompanying notes are an integral part of these financial statements.

195

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Packaging & Containers - 0.1% - (continued)
$	770,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	$790,451

			2,048,857

		Pharmaceuticals - 1.3%
	975,000	AbbVie, Inc. 3.20%, 05/14/2026	958,800
		Actavis Funding SCS
	4,860,000	2.35%, 03/12/2018	4,907,677
	5,225,000	3.00%, 03/12/2020	5,379,655
	256,000	Baxalta, Inc. 3.60%, 06/23/2022	266,626
	855,000	Cardinal Health, Inc. 1.95%, 06/15/2018	861,749
	2,240,000	EMD Finance LLC 2.95%, 03/19/2022(2)	2,295,633
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018(2)	1,041,728
	1,180,000	3.15%, 06/15/2021(2)	1,198,952
	1,170,000	3.75%, 12/15/2020(2)	1,221,714
	740,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	764,647
	195,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(2)	201,094
	1,920,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,905,108
		Teva Pharmaceutical Finance Netherlands III B.V.
	3,435,000	1.70%, 07/19/2019	3,408,351
	2,785,000	2.20%, 07/21/2021	2,751,382

			27,163,116

		Pipelines - 1.5%
		DCP Midstream LLC
	60,000	5.35%, 03/15/2020(2)	61,800
	70,000	9.75%, 03/15/2019(2)	78,750
		DCP Midstream Operating L.P.
	195,000	2.70%, 04/01/2019	190,612
	100,000	3.88%, 03/15/2023	97,250
	200,000	4.95%, 04/01/2022	205,000
	100,000	5.60%, 04/01/2044	93,750
	2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	2,324,970
		Energy Transfer Partners L.P.
	590,000	4.05%, 03/15/2025	582,774
	3,020,000	5.95%, 10/01/2043	3,108,051
	925,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	961,101
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	567,836
	180,000	6.50%, 04/01/2020	201,935
	360,000	6.85%, 02/15/2020	405,729
	2,410,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	2,334,569
	555,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	629,495
		MPLX L.P.
	475,000	4.88%, 12/01/2024	496,780
	240,000	4.88%, 06/01/2025	250,356

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Pipelines - 1.5% - (continued)
$	465,000	Phillips 66 Partners L.P. 3.55%, 10/01/2026	$463,290
		Plains All American Pipeline L.P. / PAA Finance Corp.
	1,845,000	2.85%, 01/31/2023	1,778,248
	1,830,000	3.65%, 06/01/2022	1,885,217
	1,550,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.88%, 03/01/2022	1,735,952
		Sunoco Logistics Partners Operations L.P.
	105,000	3.90%, 07/15/2026	106,372
	1,080,000	4.25%, 04/01/2024	1,129,806
		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
	515,000	5.50%, 10/15/2019	549,762
	480,000	6.25%, 10/15/2022	508,800
	30,000	6.38%, 05/01/2024	32,325
	1,675,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(2)	1,668,089
		Williams Cos., Inc.
	150,000	3.70%, 01/15/2023	145,125
	75,000	4.55%, 06/24/2024	76,313
	150,000	5.75%, 06/24/2044	153,281
	100,000	7.88%, 09/01/2021	116,000
		Williams Partners L.P.
	3,265,000	3.60%, 03/15/2022	3,323,215
	860,000	4.00%, 11/15/2021	900,991
	1,255,000	4.30%, 03/04/2024	1,288,559
	1,105,000	5.25%, 03/15/2020	1,195,158

			29,647,261

		Real Estate - 0.1%
	2,230,000	ProLogis L.P. 3.35%, 02/01/2021	2,343,442

		Real Estate Investment Trusts - 0.7%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,238,605
	550,000	3.45%, 09/15/2021	574,396
	490,000	4.50%, 01/15/2018	506,566
	3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,239,832
	360,000	Corrections Corp. of America 4.13%, 04/01/2020	336,600
		Crown Castle International Corp.
	240,000	3.40%, 02/15/2021	249,392
	940,000	3.70%, 06/15/2026	962,791
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	579,600
	95,000	5.38%, 04/01/2023	99,156
	1,605,000	HCP, Inc. 4.25%, 11/15/2023	1,688,617
		Kimco Realty Corp.
	2,115,000	3.13%, 06/01/2023	2,151,623
	1,085,000	3.40%, 11/01/2022	1,134,472
	1,110,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,148,969

			14,910,619

The accompanying notes are an integral part of these financial statements.

196

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Retail - 0.8%
$	540,000	AutoZone, Inc. 1.63%, 04/21/2019	$540,190
		CVS Health Corp.
	535,000	2.13%, 06/01/2021	535,047
	3,010,000	2.80%, 07/20/2020	3,101,471
	1,421,000	3.88%, 07/20/2025	1,516,358
	2,535,000	5.13%, 07/20/2045	2,957,308
		Group 1 Automotive, Inc.
	666,000	5.00%, 06/01/2022	664,335
	35,000	5.25%, 12/15/2023(2)	34,825
		Home Depot, Inc.
	1,460,000	3.50%, 09/15/2056	1,356,477
	260,000	4.20%, 04/01/2043	282,287
	415,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(2)	432,637
		Lowe’s Cos., Inc.
	2,675,000	2.50%, 04/15/2026	2,643,751
	2,200,000	3.70%, 04/15/2046	2,168,958
	765,000	Walgreens Boots Alliance, Inc. 2.60%, 06/01/2021	774,387

			17,008,031

		Semiconductors - 0.2%
	910,000	Intel Corp. 4.10%, 05/19/2046	936,203
	1,605,000	Lam Research Corp. 2.80%, 06/15/2021	1,634,256
		NXP B.V. / NXP Funding LLC
	210,000	4.13%, 06/15/2020(2)	221,550
	250,000	4.63%, 06/15/2022(2)	272,500
	515,000	4.63%, 06/01/2023(2)	563,925
	220,000	5.75%, 03/15/2023(2)	234,300
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(2)	358,750
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(2)	228,407

			4,449,891

		Shipbuilding - 0.0%
	100,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	105,188

		Software - 0.6%
		First Data Corp.
	125,000	5.00%, 01/15/2024(2)	126,875
	695,000	5.38%, 08/15/2023(2)	719,325
	112,000	6.75%, 11/01/2020(2)	115,920
		Microsoft Corp.
	2,605,000	1.55%, 08/08/2021	2,578,525
	1,010,000	2.40%, 08/08/2026	990,598
	1,540,000	3.70%, 08/08/2046	1,504,845
	1,570,000	3.95%, 08/08/2056	1,532,549
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(2)	378,000
	180,000	5.75%, 08/15/2025(2)	191,367
		Open Text Corp.
	170,000	5.63%, 01/15/2023(2)	176,055
	40,000	5.88%, 06/01/2026(2)	42,600
	3,395,000	Oracle Corp. 1.90%, 09/15/2021	3,381,682

			11,738,341

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Telecommunications - 2.0%
$	340,000	Altice Financing S.A. 6.63%, 02/15/2023(2)	$350,200
		AT&T, Inc.
	2,710,000	3.60%, 02/17/2023	2,790,127
	1,545,000	3.80%, 03/15/2022	1,626,337
	835,000	4.50%, 05/15/2035	828,895
	3,685,000	4.75%, 05/15/2046	3,606,053
	155,000	5.80%, 02/15/2019	168,375
		Cisco Systems, Inc.
	3,230,000	1.40%, 09/20/2019	3,231,638
	1,860,000	2.20%, 02/28/2021	1,891,746
	350,000	CommScope, Inc. 4.38%, 06/15/2020(2)	359,187
	210,000	Frontier Communications Corp. 10.50%, 09/15/2022	218,400
	4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(2)	4,690,125
	650,000	Nokia Oyj 6.63%, 05/15/2039	702,000
		Sprint Communications, Inc.
	1,645,000	7.00%, 03/01/2020(2)	1,788,937
	862,000	9.00%, 11/15/2018(2)	948,200
	5,050,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(2)	5,089,844
	700,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	711,375
		Telecom Italia Capital S.A.
	185,000	6.00%, 09/30/2034	184,075
	60,000	6.38%, 11/15/2033	61,470
	215,000	7.72%, 06/04/2038	237,038
		Verizon Communications, Inc.
	4,236,000	4.27%, 01/15/2036	4,253,338
	465,000	4.40%, 11/01/2034	471,145
	3,109,000	4.52%, 09/15/2048	3,091,686
	3,489,000	4.67%, 03/15/2055	3,401,287
	870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	874,350

			41,575,828

		Transportation - 0.6%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	938,727
		FedEx Corp.
	605,000	3.25%, 04/01/2026	628,133
	1,205,000	4.55%, 04/01/2046	1,290,777
	1,535,000	Norfolk Southern Corp. 2.90%, 06/15/2026	1,548,421
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	565,000	2.50%, 06/15/2019(2)	572,639
	3,700,000	2.88%, 07/17/2018(2)	3,767,159
	645,000	3.30%, 04/01/2021(2)	668,123
	270,000	3.38%, 02/01/2022(2)	279,069
	915,000	4.88%, 07/11/2022(2)	1,012,864
	1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	1,115,117

			11,821,029

		Total Corporate Bonds (cost $683,493,751)	$701,283,609

The accompanying notes are an integral part of these financial statements.

197

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.9%
		Argentina - 0.1%
EUR	2,925,000	Argentine Republic Government International Bond 2.26%, 12/31/2038(5)	$2,029,301

		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional
BRL	36,009,335	6.00%, 05/15/2017(9)	11,245,359
	12,604,885	6.00%, 08/15/2022(9)	3,948,186

			15,193,545

		Colombia - 0.1%
COP	8,633,640,800	Colombian TES 4.25%, 05/17/2017(9)	2,900,249

		Indonesia - 0.4%
		Indonesia Treasury Bond
IDR	43,418,000,000	8.25%, 07/15/2021	3,487,283
	44,896,000,000	8.38%, 03/15/2024	3,654,165

			7,141,448

		Japan - 1.0%
JPY	2,070,000,000	Japan Treasury Discount Bill 0.32%, 01/11/2017	19,747,547

		Mexico - 0.1%
$	2,632,000	Mexico Government International Bond 5.75%, 10/12/2110	2,691,220

		Qatar - 0.1%
	1,080,000	Qatar Government International Bond 4.63%, 06/02/2046(2)	1,136,959

		Romania - 0.6%
		Romania Treasury Bills
RON	6,075,000	0.55%, 08/28/2017	1,472,990
	10,065,000	0.57%, 08/28/2017	2,440,435
	32,545,000	0.58%, 06/26/2017	7,899,287

			11,812,712

		Saudi Arabia - 0.4%
		Saudi Government International Bond
$	1,825,000	2.38%, 10/26/2021(2)	1,820,438
	5,690,000	4.50%, 10/26/2046(2)	5,597,537

			7,417,975

		South Africa - 0.2%
	4,290,000	South Africa Government International Bond 4.30%, 10/12/2028	4,160,013

		Thailand - 0.2%
THB	172,635,000	Bank of Thailand 1.49%, 02/23/2018	4,926,867

		Total Foreign Government Obligations (cost $78,759,613)	$79,157,836

MUNICIPAL BONDS - 1.1%
		Development - 0.1%
		State of California
$	1,300,000	7.50%, 04/01/2034	$1,916,603
	485,000	7.60%, 11/01/2040	762,037
	80,000	7.63%, 03/01/2040	123,237

			2,801,877

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		General - 0.4%
$	2,705,000	Chicago Transit Authority 6.90%, 12/01/2040	$3,489,975
		Puerto Rico Commonwealth Government Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,971,000
	1,225,000	6.20%, 07/01/2039	447,125
	3,350,000	6.30%, 07/01/2043	1,222,750
	975,000	6.55%, 07/01/2058	355,875

			7,486,725

		General Obligation - 0.4%
	4,435,000	California State, GO Taxable 7.55%, 04/01/2039	6,870,524
	765,000	Illinois State, GO 5.10%, 06/01/2033	731,233

			7,601,757

		Higher Education - 0.1%
	2,365,000	University of California 4.60%, 05/15/2031	2,707,641

		Utility - Electric - 0.1%
	1,285,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,683,684

		Total Municipal Bonds (cost $21,652,199)	$22,281,684

SENIOR FLOATING RATE INTERESTS - 5.6%(10)
		Advertising - 0.0%
	475,336	Acosta Holdco, Inc. 4.25%, 09/26/2021	$456,798

		Aerospace/Defense - 0.2%
	956,945	BE Aerospace, Inc. 3.82%, 12/16/2021	962,333
		TransDigm, Inc.
	1,478,582	3.75%, 05/14/2022	1,472,609
	1,378,788	3.75%, 06/09/2023	1,372,762

			3,807,704

		Agriculture - 0.0%
	285,096	Pinnacle Operating Corp. 4.75%, 11/15/2018	239,480

		Airlines - 0.0%
	425,000	American Airlines, Inc. 3.50%, 04/28/2023	424,941
	437,938	Delta Air Lines, Inc. 3.25%, 10/18/2018	440,127

			865,068

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	627,451	3.25%, 12/31/2018	627,714
	793,532	3.50%, 05/24/2017	794,032
	609,853	Jaguar Holding Co. 4.25%, 08/18/2022	608,871

			2,030,617

		Chemicals - 0.2%
	914,955	Chemours Co. 3.75%, 05/12/2022	903,061

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Chemicals - 0.2% - (continued)
$	250,808	Huntsman International LLC 3.59%, 04/19/2019	$251,906
		Ineos U.S. Finance LLC
	1,570,677	3.75%, 05/04/2018	1,573,080
	428,472	4.25%, 03/31/2022	430,670
	458,850	Nexeo Solutions LLC 5.25%, 06/09/2023	461,718
	681,782	Univar, Inc. 4.25%, 07/01/2022	682,634

			4,303,069

		Coal - 0.0%
	313,351	Arch Coal, Inc. 10.00%, 06/15/2021	319,878
	325,000	Ascent Resources - Marcellus LLC 5.25%, 08/04/2020	183,017

			502,895

		Commercial Services - 0.1%
	173,875	Global Payments, Inc. 4.03%, 04/22/2023	174,962
	199,000	KAR Auction Services, Inc. 4.38%, 03/09/2023	201,052
	411,046	Moneygram International, Inc. 4.25%, 03/27/2020	398,715
	370,230	ON Assignment, Inc. 3.50%, 06/03/2022	371,967
	518,700	Russell Investment Group 6.75%, 06/01/2023	521,293
	1,107,721	ServiceMaster Co. 4.25%, 07/01/2021	1,108,419

			2,776,408

		Construction Materials - 0.1%
	1,729,938	American Builders & Contractors Supply Co. 3.50%, 10/31/2023	1,736,425

		Diversified Financial Services - 0.0%
	265,000	RP Crown Parent LLC 4.50%, 10/12/2023	264,812
	400,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	400,084

			664,896

		Electric - 0.3%
	996,754	Calpine Construction Finance Co., L.P. 3.34%, 01/31/2022	991,152
	2,398,988	Calpine Corp. 3.84%, 05/31/2023	2,413,382
	330,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	315,358
	280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	281,577
	997,500	NRG Energy, Inc. 3.50%, 06/30/2023	998,747
	1,000,848	Seadrill Partners Finco LLC 4.00%, 02/21/2021	556,101
	615,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	620,291

			6,176,608

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Entertainment - 0.1%
$	917,290	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	$920,537
	311,063	Eldorado Resorts LLC 4.25%, 07/23/2022	312,229
	479,971	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	482,207
	265,275	Scientific Games International, Inc. 6.00%, 10/01/2021	266,270

			1,981,243

		Food - 0.2%
		Albertsons LLC
	849,324	4.50%, 08/25/2021	855,337
	358,202	4.75%, 12/21/2022	361,745
	1,092,000	Aramark Services, Inc. 3.34%, 02/24/2021	1,097,460
	268,846	B&G Foods, Inc. 3.84%, 11/02/2022	271,085
	504,900	Hostess Brands LLC 4.50%, 08/03/2022	508,212
	1,096,713	JBS USA LLC 4.00%, 10/30/2022	1,094,245

			4,188,084

		Food Service - 0.0%
	283,475	Hearthside Group Holdings LLC 4.50%, 06/02/2021	284,184

		Healthcare-Products - 0.1%
	572,103	Alere, Inc. 4.25%, 06/18/2022	569,638
	225,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	225,398
	287,100	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	285,664

			1,080,700

		Healthcare-Services - 0.5%
	431,738	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	432,998
	997,408	American Renal Holdings, Inc. 4.75%, 09/20/2019	984,941
	439,875	Amsurg Corp. 3.50%, 07/16/2021	439,659
	186,200	CDRH Parent, Inc. 5.25%, 07/01/2021	146,167
		Community Health Systems, Inc.
	209,455	3.75%, 12/31/2019	197,870
	587,828	4.00%, 01/27/2021	554,469
	1,141,706	4.08%, 12/31/2018	1,113,163
	855,313	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	854,508
	565,725	Envision Healthcare Corp. 4.50%, 10/28/2022	567,496
	449,777	IMS Health, Inc. 3.50%, 03/17/2021	452,026
	710,000	inVentiv Health, Inc. 0.00%, 09/28/2023(11)	709,617
	1,167,262	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	1,179,297
	561,355	Opal Acquisition, Inc. 5.00%, 11/27/2020	515,981

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Healthcare-Services - 0.5% - (continued)
$	278,351	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	$271,623
	255,451	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	256,089
	927,988	U.S. Renal Care, Inc. 5.25%, 12/31/2022	887,676

			9,563,580

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 3.75%, 01/26/2023	336,990

		Insurance - 0.4%
		Asurion LLC
	365,000	0.00%, 10/27/2023(11)	365,000
	425,881	5.00%, 05/24/2019	425,957
	1,402,951	5.00%, 08/04/2022	1,409,096
	1,430,000	8.50%, 03/03/2021	1,440,124
	923,963	Evertec Group LLC 3.25%, 04/17/2020	914,723
	195,363	National Financial Partners Corp. 4.50%, 07/01/2020	195,699
		Sedgwick Claims Management Services, Inc.
	1,705,028	3.75%, 03/01/2021	1,691,712
	580,000	6.75%, 02/28/2022	574,925
	1,020,376	USI, Inc. 4.25%, 12/27/2019	1,020,162

			8,037,398

		Internet - 0.1%
	311,754	Lands’ End, Inc. 4.25%, 04/04/2021	237,971
	1,127,179	Zayo Group LLC 3.75%, 05/06/2021	1,132,431

			1,370,402

		Leisure Time - 0.2%
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,127,954
	1,005,000	7.75%, 07/31/2022	1,011,703

			3,139,657

		Lodging - 0.2%
	735,000	Boyd Gaming Corp. 3.53%, 09/15/2023	740,101
	1,978,834	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(11)(12)	2,192,805
	327,463	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	326,916
	518,859	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	517,401
	374,063	Station Casinos LLC 3.75%, 06/08/2023	375,667

			4,152,890

		Machinery-Construction & Mining - 0.2%
	1,081,061	American Rock Salt Holdings LLC 4.75%, 05/20/2021	1,045,115
	1,630,871	Headwaters, Inc. 4.00%, 03/24/2022	1,638,520
	463,295	Neff Rental LLC 7.25%, 06/09/2021	450,170

			3,133,805

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Machinery-Diversified - 0.0%
$	927,179	Gates Global, Inc. 4.25%, 07/06/2021	$913,364

		Media - 0.5%
	588,788	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	582,653
	767,788	AVSC Holding Corp. 4.50%, 01/24/2021	768,272
	435,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	435,361
	250,000	CBS Radio, Inc. 4.50%, 10/17/2023	251,250
		Charter Communications Operating LLC
	1,335,150	3.00%, 07/01/2020	1,337,326
	478,913	3.00%, 01/04/2021	479,511
	562,175	3.50%, 01/24/2023	565,374
	493,421	CSC Holdings LLC 3.88%, 10/11/2024	494,965
	522,804	MGOC, Inc. 4.00%, 07/31/2020	522,694
	45,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(11)	45,169
	500,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(11)	501,875
		Numericable U.S. LLC
	546,000	0.00%, 01/13/2025(11)	543,423
	203,975	5.14%, 01/15/2024	205,658
	1,165,463	Tribune Media Co. 3.75%, 12/27/2020	1,170,999
	1,595,000	UPC Financing Partnership 4.08%, 08/31/2024	1,602,305
	989,782	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	993,622

			10,500,457

		Metal Fabricate/Hardware - 0.0%
	808,309	Rexnord LLC 4.00%, 08/21/2020	810,128

		Mining - 0.0%
	194,277	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	196,037
	390,666	FMG Resources August 2006 Pty Ltd. 3.75%, 06/30/2019	390,299
	239,045	Minerals Technologies, Inc. 3.75%, 05/09/2021	240,989

			827,325

		Oil & Gas - 0.1%
	485,000	California Resources Corp. 11.38%, 12/31/2021	520,769
	380,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	405,889
	254,150	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	180,175
	646,774	Fieldwood Energy LLC 3.88%, 10/01/2018	595,841

			1,702,674

		Packaging & Containers - 0.3%
	449,941	Berry Plastics Group, Inc. 3.75%, 10/01/2022	451,322

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Packaging & Containers - 0.3% - (continued)
$	1,495,750	Berry Plastics Holding Corp. 3.50%, 02/08/2020	$1,497,395
	278,241	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	278,069
	296,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	296,250
	2,818,558	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,824,843
	422,222	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	421,167

			5,769,046

		Pharmaceuticals - 0.1%
	1,449,734	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,447,386
	215,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(11)	215,000
	555,024	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	552,942
	307,949	Vizient, Inc. 5.00%, 02/13/2023	311,124

			2,526,452

		Pipelines - 0.1%
	650,588	Energy Transfer Equity L.P. 4.04%, 12/02/2019	650,705
	357,050	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	308,402

			959,107

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	814,688	4.25%, 11/04/2021	812,309
	235,000	9.25%, 11/04/2022	235,195

			1,047,504

		REITS - 0.0%
	925,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	927,090

		Retail - 0.3%
	311,011	B.C. Unlimited LLC 3.75%, 12/10/2021	312,307
	394,000	Bass Pro Group LLC 4.00%, 06/05/2020	393,673
	164,175	Coty, Inc. 3.04%, 10/27/2022	164,175
	927,675	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	933,761
	1,320,447	Michaels Stores, Inc. 3.75%, 01/27/2023	1,330,113
	670,356	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	615,890
	617,842	Party City Holdings, Inc. 4.20%, 08/19/2022	619,474
	522,521	PetSmart, Inc. 4.00%, 03/11/2022	523,545
	115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,323

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Retail - 0.3% - (continued)
$	448,350	US Foods, Inc. 4.00%, 06/27/2023	$450,991
	374,063	Yum! Brands, Inc. 3.29%, 06/16/2023	377,803

			5,837,055

		Semiconductors - 0.2%
	718,576	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	725,661
	563,228	Lattice Semiconductor Corp. 5.51%, 03/10/2021	557,596
		NXP B.V.
	693,162	3.34%, 01/11/2020	695,588
	370,574	3.41%, 12/07/2020	371,708
	680,000	ON Semiconductor Corp. 3.78%, 03/31/2023	683,740

			3,034,293

		Software - 0.7%
	1,489,913	CDW LLC 3.00%, 08/04/2023	1,496,036
	700,000	Dell, Inc. 4.00%, 09/07/2023	704,781
	158,000	Epicor Software Corp. 4.75%, 06/01/2022	156,074
		First Data Corp.
	3,442,873	3.52%, 03/24/2021	3,456,644
	1,010,000	4.27%, 07/08/2022	1,016,949
	556,262	Hyland Software, Inc. 4.75%, 07/01/2022	558,487
	984,381	Infor U.S., Inc. 3.75%, 06/03/2020	981,221
		Kronos, Inc.
	1,198,313	4.50%, 10/30/2019	1,202,806
	314,334	9.75%, 04/30/2020	317,968
		Magic Newco LLC
EUR	175,000	0.00%, 10/03/2023(11)	193,968
$	185,000	0.00%, 10/03/2023(11)	186,387
	678,116	SS&C Technologies, Inc. 4.00%, 07/08/2022	682,992
	719,341	Verint Systems, Inc. 3.51%, 09/06/2019	723,837
	1,780,538	WEX, Inc. 4.25%, 07/01/2023	1,799,465

			13,477,615

		Telecommunications - 0.2%
	237,600	CommScope, Inc. 3.25%, 12/29/2022	238,591
	1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,696,338
	315,918	LTS Buyer LLC 4.09%, 04/13/2020	316,234
		Ziggo Financing Partnership
	765,617	3.50%, 01/15/2022	764,981
	88,524	3.70%, 01/15/2022	88,451

			3,104,595

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	18,433	1.50%, 01/31/2017(13)	18,341
	402,621	4.00%, 07/31/2022	400,609

			418,950

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Trucking & Leasing - 0.0%
$	498,098	Consolidated Container Co. LLC 5.00%, 07/03/2019	$494,776

		Total Senior Floating Rate Interests (cost $113,371,045)	$113,179,332

U.S. GOVERNMENT AGENCIES - 49.7%
		FHLMC - 11.9%
	171,435	0.00%, 11/15/2036(14)(15)	$158,160
	27,443,909	0.31%, 10/25/2020(3)(6)	193,738
	12,898,090	1.96%, 08/25/2018(3)(6)	357,732
	1,922,641	3.00%, 08/01/2029	2,025,235
	9,340,000	3.00%, 11/01/2031(4)(16)	9,774,164
	861,909	3.00%, 03/15/2033(6)	102,740
	42,525,000	3.00%, 12/01/2046(4)(16)	43,691,036
	1,010,000	3.18%, 03/25/2028(3)	1,027,497
	4,298,000	3.38%, 04/25/2028(3)	4,398,528
	4,400,000	3.50%, 11/01/2031(4)(16)	4,644,578
	3,802,590	3.50%, 08/01/2034	4,024,498
	4,833,658	3.50%, 03/15/2041(6)	582,159
	53,400,000	3.50%, 11/01/2046(4)(16)	56,042,884
	3,970,940	4.00%, 08/01/2025	4,238,810
	4,292,305	4.00%, 07/15/2027(6)	443,227
	3,075,966	4.00%, 03/15/2028(6)	329,817
	3,555,050	4.00%, 05/01/2042	3,815,554
	932,090	4.00%, 08/01/2042	1,006,219
	1,439,268	4.00%, 09/01/2042	1,553,734
	378,070	4.00%, 07/01/2044	404,311
	2,533,073	4.00%, 01/01/2046	2,711,511
	1,422,467	4.00%, 02/01/2046	1,522,564
	45,750,000	4.00%, 11/01/2046(4)(16)	48,936,414
	972,972	4.50%, 03/15/2041	1,154,738
	6,923,058	4.50%, 05/01/2042	7,583,152
	1,155,663	4.50%, 09/01/2044	1,262,685
	17,925,000	4.50%, 11/01/2046(4)(16)	19,587,963
	3,140,492	4.75%, 07/15/2039	3,437,566
	5,825,000	5.00%, 11/01/2046(4)(16)	6,443,565
	15,921	5.50%, 11/01/2037	18,036
	1,584	5.50%, 02/01/2038	1,810
	72,971	5.50%, 04/01/2038	82,734
	65,959	5.50%, 06/01/2038	74,721
	3,913,339	5.50%, 08/01/2038	4,433,533
	192,656	5.50%, 05/01/2040	218,552
	803,949	5.50%, 08/01/2040	910,561
	729,558	5.50%, 06/01/2041	829,549
	328,966	6.00%, 01/01/2023	358,626
	79,780	6.00%, 11/01/2032	92,463
	164,680	6.00%, 11/01/2033	190,479
	132,380	6.00%, 02/01/2034	153,103
	210,769	6.00%, 07/01/2034	243,487
	69,704	6.00%, 08/01/2034	80,525
	96,375	6.00%, 09/01/2034	111,333
	37,580	6.00%, 01/01/2035	43,083
	58,128	6.00%, 03/01/2035	67,114
	48,793	6.00%, 05/01/2038	55,778
	388,110	6.00%, 06/01/2038	443,664
	933,698	6.00%, 05/15/2039	1,057,895
	1,026,626	6.50%, 07/15/2036	1,166,265

			242,088,090

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		FNMA - 30.5%
$	153,458	0.00%, 03/25/2036(14)(15)	$138,381
	1,320,522	0.00%, 06/25/2036(14)(15)	1,189,297
	4,793,685	1.88%, 04/25/2055(3)(6)	302,052
	5,379,009	1.89%, 05/25/2046(3)(6)	314,154
	4,905,507	1.95%, 08/25/2044(3)(6)	403,109
	2,964,951	2.04%, 06/25/2055(3)(6)	206,370
	999,317	2.50%, 06/25/2028(6)	85,710
	139,300,000	2.50%, 11/01/2031(4)(16)	143,337,527
	526,455	2.50%, 01/01/2043	527,900
	2,880,360	2.50%, 02/01/2043	2,888,266
	2,164,011	2.50%, 03/01/2043	2,169,943
	1,330,771	2.50%, 04/01/2043	1,334,424
	520,342	2.50%, 06/01/2043	521,039
	883,105	2.50%, 08/01/2043	884,345
	2,100,000	2.50%, 12/01/2046(4)(16)	2,092,412
	4,225,000	2.65%, 06/01/2025	4,338,272
	5,600,000	2.69%, 04/01/2025	5,767,216
	2,148,847	2.78%, 02/01/2027	2,218,129
	2,196,038	2.82%, 07/01/2025	2,282,499
	1,850,000	2.84%, 12/01/2025	1,919,552
	929,524	3.00%, 09/25/2027(6)	94,053
	6,287,669	3.00%, 01/25/2028(6)	586,621
	2,850,061	3.00%, 04/25/2028(6)	298,185
	1,337,964	3.00%, 01/01/2030	1,400,756
	90,037	3.00%, 11/01/2030	94,269
	56,044,000	3.00%, 11/01/2031(4)(16)	58,649,172
	82,125,000	3.00%, 11/01/2046(4)(16)	84,550,250
	82,000,000	3.00%, 12/01/2046(4)(16)	84,258,198
	285,000	3.16%, 12/01/2026	302,751
	1,465,000	3.21%, 05/01/2023	1,566,811
	261,869	3.24%, 12/01/2026	279,767
	678,698	3.30%, 12/01/2026	727,038
	253,127	3.34%, 04/01/2024	272,971
	564,352	3.41%, 11/01/2024	610,808
	1,910,861	3.42%, 04/01/2024	2,068,636
	97,372	3.45%, 01/01/2024	105,480
	642,846	3.47%, 01/01/2024	697,171
	1,823,053	3.50%, 10/25/2027(6)	208,818
	1,535,300	3.50%, 05/25/2030(6)	180,157
	2,524,867	3.50%, 02/01/2045	2,650,073
	4,443,021	3.50%, 01/01/2046	4,665,082
	5,259,056	3.50%, 02/01/2046	5,522,032
	4,124,359	3.50%, 09/01/2046	4,330,941
	1,796,409	3.50%, 10/01/2046	1,886,384
	72,300,000	3.50%, 11/01/2046(4)(16)	75,903,707
	249,079	3.67%, 08/01/2023	272,316
	70,000	3.70%, 10/01/2023	76,928
	95,000	3.76%, 03/01/2024	104,744
	350,000	3.77%, 12/01/2025	387,922
	140,000	3.86%, 12/01/2025	155,856
	70,000	3.86%, 11/01/2023	77,836
	234,369	3.87%, 10/01/2025	260,457
	307,477	3.89%, 05/01/2030	340,226
	325,000	3.93%, 10/01/2023	359,327
	135,392	3.96%, 05/01/2034	150,763
	84,532	3.97%, 05/01/2029	94,969
	1,195,883	4.00%, 06/01/2025	1,278,980
	4,509,506	4.00%, 10/01/2040	4,832,463
	1,870,389	4.00%, 11/01/2040	2,007,786
	1,364,777	4.00%, 12/01/2040	1,465,188
	678,340	4.00%, 02/01/2041	728,771

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		FNMA - 30.5% - (continued)
$	1,644,301	4.00%, 03/01/2041	$1,765,787
	721,722	4.00%, 03/25/2042(6)	106,012
	4,330,439	4.00%, 05/25/2042(6)	707,637
	571,616	4.00%, 08/01/2042	612,974
	1,548,261	4.00%, 09/01/2042	1,662,414
	416,837	4.00%, 11/25/2042(6)	60,492
	383,391	4.00%, 03/01/2045	410,405
	2,795,926	4.00%, 02/01/2046	2,995,124
	2,969,359	4.00%, 05/01/2046	3,181,055
	1,586,094	4.00%, 06/01/2046	1,699,155
	58,850,000	4.00%, 11/01/2046(4)(16)	63,015,474
	196,858	4.06%, 10/01/2028	223,942
	622,850	4.50%, 08/01/2024	663,628
	60,805	4.50%, 04/01/2025	65,529
	966,948	4.50%, 07/25/2027(6)	110,470
	1,333,762	4.50%, 09/01/2035	1,459,176
	330,751	4.50%, 08/01/2040	364,285
	3,992,340	4.50%, 10/01/2040	4,368,499
	1,800,347	4.50%, 10/01/2041	1,968,497
	1,543,209	4.50%, 09/01/2043	1,685,676
	300,000	4.50%, 11/01/2046(4)(16)	327,891
	8,735	5.00%, 04/01/2018	8,957
	23,468	5.00%, 05/01/2018	24,082
	156,608	5.00%, 06/01/2018	160,593
	13,250	5.00%, 07/01/2018	13,587
	47,153	5.00%, 12/01/2019	48,583
	238,533	5.00%, 01/01/2022	249,126
	494,434	5.00%, 04/25/2038	536,568
	573,941	5.46%, 05/25/2042(3)(6)	68,304
	768	5.50%, 01/01/2017	770
	7,659	5.50%, 11/01/2018	7,797
	63,029	5.50%, 08/01/2019	65,538
	63,132	5.50%, 09/01/2019	65,499
	85,741	5.50%, 10/01/2019	88,799
	13,510	5.50%, 05/01/2020	14,131
	664,699	5.50%, 06/01/2022	717,334
	247,199	5.50%, 06/01/2033	280,782
	973,420	5.50%, 07/01/2033	1,106,874
	84,916	5.50%, 08/01/2033	96,546
	3,301,932	5.50%, 11/01/2035	3,748,897
	879,896	5.50%, 04/01/2036	998,287
	709,726	5.50%, 04/25/2037	801,454
	1,553,305	5.50%, 11/01/2037	1,750,066
	1,825,521	5.50%, 06/25/2042(6)	422,658
	2,968	6.00%, 05/01/2017	2,970
	16,782	6.00%, 11/01/2031	19,210
	215,874	6.00%, 12/01/2032	252,906
	321,984	6.00%, 03/01/2033	374,319
	832,192	6.00%, 02/01/2037	953,266
	580,777	6.00%, 12/01/2037	665,868
	288,757	6.00%, 03/01/2038	331,396
	227,971	6.00%, 10/01/2038	260,951
	16,578	7.00%, 10/01/2037	17,590
	2,494	7.50%, 12/01/2029	2,642
	17,005	7.50%, 03/01/2030	20,960
	25,417	7.50%, 09/01/2031	27,307

			619,083,999

		GNMA - 7.3%
	256,631	3.00%, 11/15/2042	267,977
	259,313	3.00%, 06/15/2043	270,009

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		GNMA - 7.3% - (continued)
$	216,233	3.00%, 07/15/2043	$225,152
	279,026	3.00%, 10/15/2044	290,535
	307,326	3.00%, 02/15/2045	320,002
	187,579	3.00%, 03/15/2045	195,316
	906,480	3.00%, 04/15/2045	943,869
	247,360	3.00%, 06/15/2045	257,563
	8,170,254	3.00%, 07/15/2045	8,507,247
	37,825,000	3.00%, 11/01/2046(4)(16)	39,403,014
	12,500,000	3.00%, 12/01/2046(4)(16)	12,995,850
	762,397	3.50%, 05/15/2042	813,814
	1,904,689	3.50%, 12/15/2042	2,037,623
	1,445,679	3.50%, 03/15/2043	1,546,368
	1,645,386	3.50%, 04/15/2043	1,753,530
	5,111,652	3.50%, 05/15/2043	5,450,844
	17,621,406	3.50%, 10/20/2046	18,718,490
	1,125,000	3.50%, 11/01/2046(4)(16)	1,191,445
	3,850,264	4.00%, 09/20/2040	4,164,012
	492,778	4.00%, 10/20/2040	527,956
	956,182	4.00%, 12/20/2040	1,048,146
	454,306	4.00%, 05/16/2042(6)	76,846
	311,516	4.00%, 01/20/2044(6)	57,235
	12,645,000	4.00%, 11/01/2046(4)(16)	13,544,474
	73,555	4.50%, 07/15/2033	81,522
	164,046	4.50%, 05/15/2040	182,473
	682,411	4.50%, 06/15/2041	757,502
	2,614,351	4.50%, 06/20/2044	2,823,469
	2,288,477	4.50%, 10/20/2044	2,471,747
	2,433,216	4.50%, 01/20/2046	2,625,292
	2,875,000	4.50%, 11/01/2046(4)(16)	3,102,305
	1,378,812	5.00%, 06/15/2041	1,540,520
	1,887,224	5.00%, 10/16/2041(6)	312,351
	2,234,968	5.00%, 03/15/2044	2,501,785
	5,200,000	5.00%, 11/01/2046(4)(16)	5,770,925
	707,445	5.50%, 05/15/2033	821,082
	59,959	5.50%, 06/15/2035	68,646
	118,149	5.50%, 04/15/2038	133,972
	861,396	5.50%, 03/16/2039	984,944
	1,000,000	5.50%, 11/01/2046(4)(16)	1,129,028
	79,679	6.00%, 02/15/2029	91,146
	180,443	6.00%, 11/15/2032	211,563
	235,938	6.00%, 02/15/2033	271,129
	65,632	6.00%, 07/15/2033	75,077
	123,994	6.00%, 10/15/2034	144,208
	681,337	6.00%, 03/15/2036	806,687
	7,103	6.00%, 05/15/2036	8,171
	190,612	6.00%, 10/15/2036	220,723
	80,942	6.00%, 01/15/2037	92,590
	205,458	6.00%, 02/15/2037	237,092
	378,361	6.00%, 06/15/2037	437,290
	128,660	6.00%, 11/15/2037	147,258
	1,290	6.00%, 03/15/2038	1,476
	101,183	6.00%, 06/15/2038	117,938
	248,647	6.00%, 08/15/2038	284,525
	280,062	6.00%, 10/15/2038	320,593
	299,677	6.00%, 11/15/2038	345,593
	168,424	6.00%, 12/15/2038	194,330
	166,182	6.00%, 01/15/2039	190,142
	6,198	6.00%, 03/15/2039	7,095
	945,760	6.00%, 04/15/2039	1,103,533
	511,540	6.00%, 08/15/2039	585,158
	31,468	6.00%, 09/15/2039	36,175

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		GNMA - 7.3% - (continued)
$	86,239	6.00%, 11/15/2039	$98,650
	30,391	6.00%, 06/15/2040	34,790
	250,296	6.00%, 12/15/2040	286,389
	857,597	6.00%, 06/15/2041	981,018
	400,000	6.00%, 11/01/2046(4)(16)	457,117
	16,395	6.50%, 09/15/2028	18,847
	2,861	6.50%, 10/15/2028	3,288
	5,445	6.50%, 12/15/2028	6,259
	67,303	6.50%, 05/15/2029	79,681
	103,523	6.50%, 08/15/2031	118,998
	16,424	6.50%, 09/15/2031	18,880
	61,733	6.50%, 10/15/2031	70,961
	178,035	6.50%, 11/15/2031	204,650
	40,904	6.50%, 01/15/2032	47,019
	33,415	6.50%, 03/15/2032	39,085
	7,947	6.50%, 04/15/2032	9,135
	49,317	6.50%, 07/15/2032	56,690

			148,375,829

		Total U.S. Government Agencies (cost $1,006,011,540)	$1,009,547,918

U.S. GOVERNMENT SECURITIES - 10.1%
		U.S. Treasury Securities - 10.1%
		U.S. Treasury Bonds - 3.5%
$	16,530,000	2.50%, 02/15/2045(17)	$16,242,014
	7,800,000	2.50%, 02/15/2046	7,653,446
	6,525,000	2.88%, 08/15/2045	6,914,464
	3,440,000	3.00%, 11/15/2044(17)	3,736,432
	9,045,000	3.00%, 05/15/2045(18)	9,819,478
	10,790,000	3.13%, 08/15/2044(17)	12,003,033
	530,000	3.38%, 05/15/2044	616,850
	3,560,000	3.63%, 02/15/2044	4,326,653
	7,016,000	4.50%, 02/15/2036	9,539,290

			70,851,660

		U.S. Treasury Notes - 6.6%
	69,212,576	0.25%, 01/15/2025(9)	70,128,881
	275,000	0.63%, 07/31/2017(17)	274,979
	2,050,000	0.88%, 04/30/2017(17)	2,053,463
	91,000	1.50%, 12/31/2018	92,130
	28,095,000	1.63%, 02/15/2026(17)	27,629,691
	29,413,000	2.25%, 11/15/2025(17)	30,504,487
	4,700,000	3.13%, 04/30/2017(18)	4,760,310

			135,443,941

		Total U.S. Government Securities (cost $200,944,435)	$206,295,601

COMMON STOCKS - 0.1%
		Energy - 0.1%
	22,554	Arch Coal, Inc.*	$1,655,013
	8,492	Templar Energy LLC Class A(1)	84,917

			1,739,930

		Utilities - 0.0%
	350,000	TCEH Corp.*(1)	—

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1% - (continued)
		Utilities - 0.0% - (continued)
	5,836	Vistra Energy Corp.*	$88,707

			88,707

		Total Common Stocks (cost $1,595,111)	$1,828,637

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A 3.50%(3)(7)	$415,529

		Diversified Financials - 0.0%
	20,000	Citigroup Capital XIII 7.26%(3)	520,200

		Total Preferred Stocks (cost $889,590)	$935,729

		Total Long-Term Investments (cost $2,685,166,336)	$2,714,772,790

SHORT-TERM INVESTMENTS - 5.3%
		Commercial Paper - 0.5%
$	10,280,000	KFW International Finance, Inc. 0.82%, 02/01/2017	$10,257,002

		Other Investment Pools & Funds - 4.8%
	97,253,396	Morgan Stanley Institutional Liquidity Funds, Institutional Class	97,253,396

		Total Short-Term Investments (cost $107,511,854)	$107,510,398

Total Investments Excluding Purchased Options (cost $2,792,678,190)	138.9%	$2,822,283,188

Total Purchased Options (cost $62,164)	0.0%	$1,347

Total Investments (cost $2,792,740,354)^	138.9%	$2,822,284,535
Other Assets and Liabilities	(38.9)%	(790,931,394)

Total Net Assets	100.0%	$2,031,353,141

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $2,793,865,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$46,182,162
Unrealized Depreciation	(17,763,587)

Net Unrealized Appreciation	$28,418,575

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $84,917, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $523,471,270, which represents 25.8% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $785,769,380 at October 31, 2016.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $28,215,413, which represents 1.4% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $18,341, which rounds to zero percent of total net assets.

(14)	Securities disclosed are principal-only strips.

(15)	Security is a zero-coupon bond.

(16)	Represents or includes a TBA transaction.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	22,494,000	$1,347	$62,164	$(60,817)

Total purchased option contracts						$1,347	$62,164	$(60,817)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollar 3-Month Future	799	12/18/2017	$197,558,906	$197,472,850	$(86,056)
U.S. Treasury 10-Year Ultra Note Future	204	12/20/2016	29,427,703	28,869,188	(558,515)
U.S. Treasury 5-Year Note Future	2,598	12/30/2016	315,634,180	313,830,281	(1,803,899)
U.S. Treasury Long Bond Future	246	12/20/2016	41,885,075	40,028,812	(1,856,263)

Total					$(4,304,733)

Short position contracts:
Euro-Bund Future	133	12/08/2016	$23,856,300	$23,676,947	$179,353
Eurodollar 3-Month Future	799	09/17/2018	197,365,553	197,223,163	142,390
U.S. Treasury 10-Year Note Future	1,686	12/20/2016	220,369,038	218,547,750	1,821,288
U.S. Treasury 2-Year Note Future	1,063	12/30/2016	231,801,410	231,883,485	(82,075)
U.S. Treasury Ultra Bond Future	13	12/20/2016	2,403,331	2,287,188	116,143

Total					$2,177,099

Total futures contracts					$(2,127,634)

TBA Sale Commitments Outstanding at October 31, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$2,400,000	11/01/2031	$(2,528,531)	$(82)
FNMA, 3.50%	21,600,000	12/01/2046	(22,653,845)	9,280
FNMA, 4.50%	625,000	11/01/2046	(683,106)	352
FNMA, 4.50%	300,000	12/01/2046	(327,656)	(47)
FNMA, 5.50%	5,700,000	11/01/2046	(6,426,556)	(12,275)
GNMA, 3.50%	15,800,000	11/01/2046	(16,733,188)	12,203
GNMA, 4.00%	43,775,000	11/01/2046	(46,888,838)	(2,549)

Total (proceeds $96,248,602)			$(96,241,720)	$6,882

At October 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (4.7)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	MSC	USD	1,032,859	(0.32%)	07/25/45	$195,921	$—	$196,781	$860
ABX.HE.AAA.06-1	CSI	USD	43,270	(0.18%)	07/25/45	649	—	965	316
ABX.HE.AAA.06-1	JPM	USD	7,867	(0.18%)	07/25/45	175	—	176	1
ABX.HE.AAA.06-1	MSC	USD	132,956	(0.18%)	07/25/45	2,979	—	2,966	(13)
ABX.HE.AAA.06-1	GSC	USD	81,033	(0.18%)	07/25/45	7,293	—	1,808	(5,485)
ABX.HE.AAA.07-1	GSC	USD	802,238	(0.09%)	08/25/37	185,801	—	197,812	12,011
ABX.HE.AAA.07-1	GSC	USD	183,159	(0.09%)	08/25/37	42,204	—	45,163	2,959
ABX.HE.AAA.07-1	MSC	USD	1,465,276	(0.09%)	08/25/37	359,313	—	361,305	1,992
ABX.HE.AAA.07-1	JPM	USD	172,170	(0.09%)	08/25/37	42,112	—	42,452	340
ABX.HE.AAA.07-1	CSI	USD	1,740,015	(0.09%)	08/25/37	463,369	—	429,045	(34,324)
ABX.HE.PENAAA.06-2	MSC	USD	650,985	(0.11%)	05/25/46	75,650	—	73,705	(1,945)
ABX.HE.PENAAA.06-2	JPM	USD	1,377,411	(0.11%)	05/25/46	159,686	—	155,947	(3,739)
ABX.HE.PENAAA.06-2	GSC	USD	1,111,252	(0.11%)	05/25/46	277,813	—	125,813	(152,000)
CDX.EM.26	BCLY	USD	50,174,000	(1.00%)	12/20/21	2,930,648	—	3,158,004	227,356
CMBX.NA.A.7	JPM	USD	1,565,000	(2.00%)	01/17/47	61,363	—	66,207	4,844
CMBX.NA.AA.7	CSI	USD	1,070,000	(1.50%)	01/17/47	33,820	—	26,104	(7,716)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	58,473	—	45,133	(13,340)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	58,473	—	45,133	(13,340)
CMBX.NA.AA.7	CSI	USD	2,140,000	(1.50%)	01/17/47	67,639	—	52,208	(15,431)
CMBX.NA.AA.8	MSC	USD	925,000	(1.50%)	10/17/57	37,623	—	38,250	627
CMBX.NA.AAA.8	MSC	USD	500,000	(0.50%)	10/17/57	13,252	—	9,993	(3,259)
CMBX.NA.AAA.8	MSC	USD	1,165,000	(0.50%)	10/17/57	30,423	—	23,283	(7,140)
CMBX.NA.AJ.4	GSC	USD	1,055,657	(0.96%)	02/17/51	171,256	—	265,037	93,781
CMBX.NA.AJ.4	DEUT	USD	1,272,708	(0.96%)	02/17/51	234,600	—	319,530	84,930
CMBX.NA.AJ.4	CBK	USD	944,172	(0.96%)	02/17/51	169,000	—	237,047	68,047
CMBX.NA.AJ.4	MSC	USD	7,510,952	(0.96%)	02/17/51	1,868,866	—	1,885,925	17,059
CMBX.NA.AJ.4	CSI	USD	1,405,899	(0.96%)	02/17/51	349,778	—	353,007	3,229
CMBX.NA.AS.6	CSI	USD	2,230,000	(1.00%)	05/11/63	24,079	—	7,440	(16,639)
CMBX.NA.AS.6	CSI	USD	2,715,000	(1.00%)	05/11/63	29,316	—	9,058	(20,258)
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00%)	01/17/47	31,980	—	14,130	(17,850)
CMBX.NA.AS.7	CSI	USD	3,220,000	(1.00%)	01/17/47	59,406	—	31,575	(27,831)
CMBX.NA.AS.7	GSC	USD	1,710,000	(1.00%)	01/17/47	48,899	—	15,391	(33,508)
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00%)	10/17/57	53,997	—	16,832	(37,165)
CMBX.NA.BBB.7	GSC	USD	810,000	(3.00%)	01/17/47	70,696	—	68,385	(2,311)
CMBX.NA.BBB.7	CSI	USD	1,490,000	(3.00%)	01/17/47	146,415	—	125,921	(20,494)
CMBX.NA.BBB.7	CSI	USD	1,740,000	(3.00%)	01/17/47	170,981	—	147,048	(23,933)
CMBX.NA.BBB.7	MSC	USD	1,360,000	(3.00%)	01/17/47	141,504	—	114,934	(26,570)
CMBX.NA.BBB.7	DEUT	USD	590,000	(3.00%)	01/17/47	43,595	—	49,812	6,217
CMBX.NA.BBB.7	MSC	USD	820,000	(3.00%)	01/17/47	68,765	—	69,299	534
CMBX.NA.BBB.7	GSC	USD	460,000	(3.00%)	01/17/47	41,982	—	37,763	(4,219)
CMBX.NA.BBB.7	CSI	USD	2,070,000	(3.00%)	01/17/47	178,986	—	174,764	(4,222)
CMBX.NA.BBB.7	CSI	USD	725,000	(3.00%)	01/17/47	65,796	—	61,210	(4,586)
CMBX.NA.BBB.7	DEUT	USD	600,000	(3.00%)	01/17/47	57,848	—	50,656	(7,192)
CMBX.NA.BBB.7	GSC	USD	925,000	(3.00%)	01/17/47	89,342	—	78,095	(11,247)
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00%)	01/17/47	154,282	—	138,038	(16,244)
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00%)	01/17/47	78,611	—	52,767	(25,844)
CMBX.NA.BBB.7	GSC	USD	595,000	(3.00%)	01/17/47	83,945	—	50,234	(33,711)
CMBX.NA.BBB.7	MSC	USD	4,340,000	(3.00%)	01/17/47	426,508	—	366,775	(59,733)

Total						$9,965,112	$—	$9,838,926	$(126,186)

Sell protection:
CMBX.NA.A.6	MSC	USD	60,000	2.00%	05/11/63	$—	$(1,372)	$(2,267)	$(895)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(45,735)	(61,530)
CMBX.NA.AAA.6	JPM	USD	20,163,106	0.50%	05/11/63	—	(824,855)	(107,677)	717,178
CMBX.NA.AAA.6	JPM	USD	5,463,403	0.50%	05/11/63	—	(172,417)	(29,176)	143,241
CMBX.NA.AAA.6	UBS	USD	4,448,700	0.50%	05/11/63	—	(142,997)	(23,758)	119,239

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	MLI	USD	3,918,854	0.50%	05/11/63	$—	$(128,379)	$(20,928)	$107,451
CMBX.NA.AAA.6	MLI	USD	4,009,828	0.50%	05/11/63	—	(128,382)	(21,414)	106,968
CMBX.NA.AAA.6	MLI	USD	3,823,882	0.50%	05/11/63	—	(126,864)	(20,421)	106,443
CMBX.NA.AAA.6	MLI	USD	4,598,656	0.50%	05/11/63	—	(105,760)	(24,559)	81,201
CMBX.NA.AAA.6	GSC	USD	11,596,610	0.50%	05/11/63	—	(134,549)	(61,929)	72,620
CMBX.NA.AAA.6	UBS	USD	3,294,037	0.50%	05/11/63	—	(87,759)	(17,591)	70,168
CMBX.NA.AAA.6	MLI	USD	1,914,440	0.50%	05/11/63	—	(65,185)	(10,224)	54,961
CMBX.NA.AAA.6	CSI	USD	2,199,357	0.50%	05/11/63	—	(51,924)	(11,745)	40,179
CMBX.NA.AAA.6	CSI	USD	2,199,357	0.50%	05/11/63	—	(51,860)	(11,745)	40,115
CMBX.NA.AAA.6	MSC	USD	2,104,385	0.50%	05/11/63	—	(49,069)	(11,238)	37,831
CMBX.NA.AAA.6	CSI	USD	1,114,674	0.50%	05/11/63	—	(40,914)	(5,953)	34,961
CMBX.NA.AAA.6	GSC	USD	1,229,641	0.50%	05/11/63	—	(39,345)	(6,567)	32,778
CMBX.NA.AAA.6	DEUT	USD	1,049,693	0.50%	05/11/63	—	(35,458)	(5,606)	29,852
CMBX.NA.AAA.6	MLI	USD	1,433,581	0.50%	05/11/63	—	(33,804)	(7,656)	26,148
CMBX.NA.AAA.6	MSC	USD	894,738	0.50%	05/11/63	—	(30,223)	(4,778)	25,445
CMBX.NA.AAA.6	MSC	USD	664,806	0.50%	05/11/63	—	(22,165)	(3,550)	18,615
CMBX.NA.AAA.6	MSC	USD	889,740	0.50%	05/11/63	—	(20,980)	(4,752)	16,228
CMBX.NA.AAA.6	GSC	USD	549,839	0.50%	05/11/63	—	(18,562)	(2,937)	15,625
CMBX.NA.AAA.6	CSI	USD	2,749,196	0.50%	05/11/63	—	(29,647)	(14,719)	14,928
CMBX.NA.AAA.6	CSI	USD	2,369,307	0.50%	05/11/63	—	(25,551)	(12,686)	12,865
CMBX.NA.AAA.6	CSI	USD	2,364,309	0.50%	05/11/63	—	(25,497)	(12,659)	12,838
CMBX.NA.AAA.6	GSC	USD	409,880	0.50%	05/11/63	—	(13,547)	(2,189)	11,358
CMBX.NA.AAA.6	MSC	USD	2,609,237	0.50%	05/11/63	—	(20,867)	(13,934)	6,933
CMBX.NA.AAA.6	MSC	USD	1,304,619	0.50%	05/11/63	—	(10,812)	(6,967)	3,845
CMBX.NA.BB.6	MSC	USD	3,490,000	5.00%	05/11/63	—	(648,219)	(536,079)	112,140
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	—	(340,806)	(281,864)	58,942
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	—	(176,810)	(146,231)	30,579
CMBX.NA.BB.6	CSI	USD	935,000	5.00%	05/11/63	—	(166,874)	(143,620)	23,254
CMBX.NA.BB.6	GSC	USD	941,000	5.00%	05/11/63	—	(110,270)	(144,411)	(34,141)
CMBX.NA.BB.6	GSC	USD	1,870,000	5.00%	05/11/63	—	(206,502)	(286,980)	(80,478)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	—	(877,229)	(841,785)	35,444
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	—	(432,188)	(403,166)	29,022
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	—	(266,163)	(241,628)	24,535
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	—	(369,076)	(344,795)	24,281
CMBX.NA.BB.8	GSC	USD	380,000	5.00%	10/17/57	—	(127,305)	(103,167)	24,138
CMBX.NA.BB.8	CSI	USD	1,675,000	5.00%	10/17/57	—	(474,108)	(454,982)	19,126
CMBX.NA.BB.8	CSI	USD	1,660,000	5.00%	10/17/57	—	(469,862)	(450,908)	18,954
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	—	(457,878)	(441,175)	16,703
CMBX.NA.BB.8	CSI	USD	725,000	5.00%	10/17/57	—	(205,211)	(196,933)	8,278
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(102,806)	(124,886)	(22,080)
CMBX.NA.BB.8	GSC	USD	465,000	5.00%	10/17/57	—	(75,024)	(126,244)	(51,220)
CMBX.NA.BB.8	MLI	USD	400,000	5.00%	10/17/57	—	(48,165)	(108,597)	(60,432)
CMBX.NA.BB.8	GSC	USD	600,000	5.00%	10/17/57	—	(95,869)	(162,895)	(67,026)
CMBX.NA.BB.8	BOA	USD	885,000	5.00%	10/17/57	—	(112,856)	(240,271)	(127,415)
CMBX.NA.BB.8	GSC	USD	835,000	5.00%	10/17/57	—	(98,012)	(226,696)	(128,684)
CMBX.NA.BB.8	BOA	USD	905,000	5.00%	10/17/57	—	(82,687)	(245,700)	(163,013)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(76,680)	(298,642)	(221,962)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/17/58	—	(246,038)	(216,048)	29,990
CMBX.NA.BB.9	BOA	USD	440,000	5.00%	09/17/58	—	(123,582)	(107,414)	16,168
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/17/58	—	(122,324)	(107,414)	14,910
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/17/58	—	(121,268)	(107,414)	13,854
CMBX.NA.BB.9	JPM	USD	470,000	5.00%	09/17/58	—	(128,456)	(114,738)	13,718
CMBX.NA.BB.9	BOA	USD	435,000	5.00%	09/17/58	—	(118,890)	(106,193)	12,697

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BBB.6	MSC	USD	360,000	3.00%	05/11/63	$—	$(32,018)	$(29,314)	$2,704
CMBX.NA.BBB.8	GSC	USD	1,870,000	3.00%	10/17/57	—	(274,018)	(314,961)	(40,943)
PrimeX.ARM.2	MSC	USD	1,586,014	4.58%	12/25/37	58,923	—	22,274	(36,649)
PrimeX.ARM.2	JPM	USD	278,728	4.58%	12/25/37	11,883	—	3,855	(8,028)

Total						$86,601	$(10,645,569)	$(8,997,670)	$1,561,298

Total traded indices						$10,051,713	$(10,645,569)	$841,256	$1,435,112

Credit default swaps on single-name issues:
Sell protection:
Russian Government International Bond	BCLY	USD	2,565,000	1.00%/2.04%	06/20/21	$—	$(133,587)	$(114,044)	$19,543
South Africa Government International Bond	BOA	USD	2,645,000	1.00%/2.40%	12/20/21	—	(181,829)	(173,946)	7,883

Total						$—	$(315,416)	$(287,990)	$27,426

Total single-name issues						$—	$(315,416)	$(287,990)	$27,426

Total OTC contracts						$10,051,713	$(10,960,985)	$553,266	$1,462,538

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity		Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	365,000	(5.00%)	06/20/21	$(5,828)	$(17,543)	$(11,715)
CDX.NA.HY.26	USD	51,721,000	(5.00%)	06/20/21	(1,841,929)	(2,485,859)	(643,930)
CDX.NA.HY.27	USD	37,530,000	(5.00%)	12/20/21	(1,350,006)	(1,456,077)	(106,071)
ITRAXX.EUR.26	EUR	12,035,000	(1.00%)	12/20/21	190,512	194,122	3,610
ITRAXX.XOV.26	EUR	7,086,000	(5.00%)	12/20/21	626,861	632,269	5,408

Total					$(2,380,390)	$(3,133,088)	$(752,698)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.27	USD	27,760,000	1.00%	12/20/21	$338,478	$318,983	$(19,495)

Total					$(2,041,912)	$(2,814,105)	$(772,193)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	$—	$—	$126,502	$126,502
GSC	6M LIBOR	6.26% Fixed	INR	271,490,000	09/12/21	—	—	(17,784)	(17,784)

Total						$—	$—	$108,718	$108,718

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	63,709,000	09/29/26	$713,209	$—	$1,386,501	$673,292
3M USD LIBOR	1.75% Fixed	USD	11,600,000	03/15/27	—	(328,512)	(261,940)	66,572

Total					$713,209	$(328,512)	$1,124,561	$739,864

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	12/02/16	GSC	$3,938,439	$4,067,954	$(129,515)
BRL	Sell	12/02/16	MSC	10,861,523	11,184,002	(322,479)
COP	Sell	12/21/16	SSG	1,632,983	1,589,213	43,770
COP	Sell	12/21/16	SSG	1,334,193	1,331,332	2,861
EUR	Buy	11/30/16	MSC	258,281	259,381	1,100
EUR	Buy	03/15/17	CBK	1,320,900	1,314,516	(6,384)
EUR	Buy	03/15/17	BOA	606,985	585,457	(21,528)
EUR	Buy	03/15/17	BOA	796,404	767,721	(28,683)
EUR	Buy	03/15/17	UBS	934,495	900,277	(34,218)
EUR	Sell	11/30/16	BNP	223,288	223,111	177
EUR	Sell	11/30/16	CBK	16,191,404	16,324,491	(133,087)
EUR	Sell	12/21/16	BOA	2,002,142	1,958,723	43,419
EUR	Sell	03/15/17	BOA	3,472,479	3,567,971	(95,492)
GBP	Sell	11/30/16	CBK	1,851,569	1,864,009	(12,440)
IDR	Sell	12/21/16	HSBC	1,645,897	1,679,491	(33,594)
IDR	Sell	12/21/16	JPM	5,466,938	5,531,149	(64,211)
JPY	Sell	01/11/17	CBK	19,995,170	19,801,262	193,908
RON	Sell	06/26/17	CBK	8,125,179	7,962,187	162,992
RON	Sell	08/28/17	JPM	2,568,913	2,464,276	104,637
RON	Sell	08/28/17	BNP	1,548,757	1,487,379	61,378
THB	Sell	12/21/16	RBS	4,952,125	4,940,183	11,942
TRY	Sell	12/21/16	BOA	1,836,552	1,804,062	32,490
ZAR	Buy	12/21/16	GSC	2,983,101	3,119,459	136,358
ZAR	Sell	12/21/16	GSC	734,076	779,828	(45,752)
ZAR	Sell	12/21/16	GSC	2,206,131	2,339,632	(133,501)

Total						$(265,852)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
RON	New Romanian Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Energy	$1,739,930	$1,655,013	$—	$84,917
Utilities	88,707	88,707	—	—
Asset & Commercial Mortgage Backed Securities	580,262,444	—	580,262,444	—
Corporate Bonds	701,283,609	—	701,283,609	—
Foreign Government Obligations	79,157,836	—	79,157,836	—
Municipal Bonds	22,281,684	—	22,281,684	—
Senior Floating Rate Interests	113,179,332	—	113,179,332	—
U.S. Government Agencies	1,009,547,918	—	1,009,547,918	—
U.S. Government Securities	206,295,601	—	206,295,601	—
Preferred Stocks	935,729	935,729	—	—
Short-Term Investments	107,510,398	97,253,396	10,257,002	—
Purchased Options	1,347	—	1,347	—
Foreign Currency Contracts(2)	795,032	—	795,032	—
Futures Contracts(2)	2,259,174	2,259,174	—	—
Swaps - Credit Default(2)	3,227,341	—	3,227,341	—
Swaps - Interest Rate(2)	866,366	—	866,366	—

Total	$2,829,432,448	$102,192,019	$2,727,155,512	$84,917

Liabilities
Foreign Currency Contracts(2)	$(1,060,884)	$—	$(1,060,884)	$—
Futures Contracts(2)	(4,386,808)	(4,386,808)	—	—
Swaps - Credit Default(2)	(2,536,996)	—	(2,536,996)	—
Swaps - Interest Rate(2)	(17,784)	—	(17,784)	—
TBA Sale Commitments	(96,241,720)	—	(96,241,720)	—

Total	$(104,244,192)	$(4,386,808)	$(99,857,384)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$2,775,058	$—	$2,775,058
Purchases	—	72,709	72,709
Sales	—		—
Accrued discounts/(premiums)	—		—
Total realized gain/(loss)	—		—
Net change in unrealized appreciation/depreciation	—	12,208	12,208
Transfers into Level 3	—	—	—
Transfers out of Level 3(1)	(2,775,058)	—	(2,775,058)

Ending balance	$—	$84,917	$84,917

(1)	For the year ended October 31, 2016, investments valued at $2,775,058 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $12,208.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

212

The Hartford Unconstrained Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2%
		Asset - Backed - Finance & Insurance - 14.2%
		Apidos CLO
$	415,000	2.31%, 07/18/2027(3)(4)	$415,981
	390,000	2.43%, 01/16/2027(3)(4)	390,343
	395,000	Atlas Senior Loan Fund Ltd. 2.42%, 10/15/2026(3)(4)	396,221
	270,000	Avery Point VI CLO Ltd. 2.23%, 08/05/2027(3)(4)	270,506
	425,000	Babson CLO Ltd. 2.31%, 04/20/2027(3)(4)	425,726
	270,000	Carlyle Global Market Strategies Ltd. 2.36%, 04/27/2027(3)(4)	270,378
		Cent CLO Ltd.
	500,000	2.01%, 08/01/2024(3)(4)	500,359
	275,000	2.37%, 04/17/2026(3)(4)	274,761
	395,000	CIFC Funding Ltd. 2.31%, 05/24/2026(3)(4)	395,154
		Dryden Senior Loan Fund
	300,000	2.11%, 11/15/2023(3)(4)	300,424
	275,000	3.14%, 11/09/2025(3)(4)	274,749
	20,561	Equity One Mortgage Pass - Through Trust 5.46%, 12/25/2033(4)	10,603
		Galaxy CLO Ltd.
	400,000	2.13%, 04/15/2025(3)(4)	399,313
	315,000	2.43%, 01/24/2027(3)(4)	314,937
	205,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(3)	205,513
	153,053	GSAMP Trust 0.62%, 01/25/2037(4)	95,357
	45,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(4)	40,263
	155,000	Lendmark Funding Trust 3.26%, 04/21/2025(3)(5)	154,982
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(3)(6)	—
		Madison Park Funding Ltd.
	250,000	2.16%, 10/23/2025(3)(4)	249,760
	250,000	3.03%, 07/20/2026(3)(4)	249,947
	325,000	3.29%, 01/27/2026(3)(4)	325,177
	480,000	Magnetite CLO Ltd. 2.30%, 07/25/2026(3)(4)	480,221
	88,392	Nationstar HECM Loan Trust 2.98%, 02/25/2026(3)	88,622
	400,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(3)(4)	400,925
	275,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(3)(4)	274,953
	375,000	OCP CLO Ltd. 2.41%, 04/17/2027(3)(4)	375,628
	200,000	OHA Credit Partners VII Ltd. 2.23%, 11/20/2023(3)(4)	200,702
	288,000	OHA Credit Partners VIII Ltd. 2.00%, 04/20/2025(3)(4)	286,968
	345,000	OHA Loan Funding Ltd. 2.32%, 02/15/2027(3)(4)	346,478
	420,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(3)	431,168
	360,000	OZLM Funding Ltd. 2.21%, 04/30/2027(3)(4)	360,642
	325,000	Race Point CLO Ltd. 2.39%, 04/15/2027(3)(4)	325,680

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Asset - Backed - Finance & Insurance - 14.2% - (continued)
$	257,666	Securitized Asset Backed Receivables LLC 0.62%, 07/25/2036(4)	$127,103
		SoFi Consumer Loan Program LLC
	170,000	3.05%, 12/26/2025(3)	170,101
	167,814	3.09%, 10/27/2025(3)	168,520
		Sound Point CLO Ltd.
	250,000	2.25%, 01/21/2026(3)(4)	249,598
	270,000	2.41%, 04/15/2027(3)(4)	270,583
	250,000	5.48%, 07/15/2025(3)(4)	225,776
	205,000	SPS Servicer Advance Receivables Trust 2.92%, 07/15/2047(3)	205,361
	395,000	Symphony CLO Ltd. 2.33%, 10/17/2026(3)(4)	395,237
	270,000	Venture CLO Ltd. 2.37%, 07/15/2027(3)(4)	270,179
		Voya CLO Ltd.
	255,000	2.36%, 04/18/2027(3)(4)	255,255
	350,000	3.28%, 10/14/2026(3)(4)	350,082

			12,220,236

		Asset-Backed - Home Equity - 3.6%
	61,703	Asset-Backed Funding Certificates 0.75%, 01/25/2037(4)	40,247
		GSAA Home Equity Trust
	121,863	0.60%, 12/25/2046(4)	66,263
	412,569	0.61%, 02/25/2037(4)	230,456
	134,965	0.63%, 03/25/2037(4)	72,741
	284,269	0.71%, 11/25/2036(4)	141,107
	153,399	0.77%, 11/25/2036(4)	86,546
	27,521	0.83%, 03/25/2036(4)	18,323
	135,359	0.85%, 04/25/2047(4)	92,742
	59,602	5.88%, 09/25/2036	31,115
	352,910	5.99%, 06/25/2036(4)	177,514
	23,982	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(4)	20,964
	467,705	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(4)	206,971
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(3)(6)	—
		NRZ Advance Receivables Trust
	437,000	2.58%, 10/15/2049(3)	437,000
	905,000	3.30%, 08/17/2048(3)	909,772
	23,505	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036	14,472
		Soundview Home Loan Trust
	685,063	0.77%, 07/25/2036(4)	466,444
	160,000	0.78%, 11/25/2036(4)	113,991

			3,126,668

		Commercial Mortgage - Backed Securities - 3.8%
	235,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(3)(4)	128,440
	100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.13%, 10/12/2042(4)	99,135
		Citigroup Commercial Mortgage Trust
	40,000	4.40%, 03/10/2047(3)(4)	27,878
	30,000	4.90%, 03/10/2047(3)(4)	25,166

The accompanying notes are an integral part of these financial statements.

213

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Commercial Mortgage - Backed Securities - 3.8% - (continued)
$	18,730	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	$18,708
	100,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(3)(4)	61,867
		Commercial Mortgage Trust
	511,410	1.97%, 07/10/2046(3)(4)(7)	30,280
	15,000	3.96%, 03/10/2047	16,293
	65,000	4.57%, 10/15/2045(3)(4)	44,212
		Credit Suisse First Boston Mortgage Securities Corp.
	441	4.77%, 07/15/2037	441
	117,829	4.88%, 04/15/2037	106,308
	395,000	GS Mortgage Securities Corp. II 4.85%, 11/10/2045(3)(4)	366,375
		GS Mortgage Securities Trust
	4,652,759	0.22%, 07/10/2046(4)(7)	29,573
	398,662	1.37%, 08/10/2044(3)(4)(7)	20,649
	90,000	3.58%, 06/10/2047(3)	52,998
	100,166	3.67%, 04/10/2047(3)	52,172
	175,000	4.87%, 04/10/2047(3)(4)	123,345
	110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(3)(4)	88,779
		JP Morgan Chase Commercial Mortgage Securities Trust
	190,000	2.73%, 10/15/2045(3)(4)	106,413
	100,000	4.66%, 10/15/2045(3)(4)	91,082
	765,000	5.39%, 08/15/2046(3)(4)	784,800
	1,743,209	JPMBB Commercial Mortgage Securities Trust 0.86%, 09/15/2047(4)(7)	63,764
	105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(3)	75,671
		Morgan Stanley Capital I Trust
	100,000	5.16%, 07/15/2049(3)(4)	78,788
	50,000	5.33%, 10/12/2052(3)(4)	46,310
	65,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(3)(4)	45,335
	160,000	VNDO Mortgage Trust 3.95%, 12/13/2029(3)(4)	164,459
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(4)	12,136
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047(3)	106,733
	375,000	4.80%, 11/15/2045(3)(4)	303,202
	45,000	5.00%, 06/15/2044(3)(4)	39,030
	55,215	5.00%, 04/15/2045(3)(4)	32,751
	65,000	5.58%, 04/15/2045(3)(4)	66,470

			3,309,563

		Whole Loan Collateral CMO - 12.5%
		Adjustable Rate Mortgage Trust
	25,617	0.79%, 01/25/2036(4)	21,304
	65,215	0.80%, 11/25/2035(4)	60,239
	116,151	1.03%, 01/25/2036(4)	99,669
		Alternative Loan Trust
	113,668	0.85%, 11/25/2035(4)	91,321
	498,745	0.93%, 10/25/2036(4)	307,900
	224,317	5.50%, 12/25/2035	187,931

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Whole Loan Collateral CMO - 12.5% - (continued)
$	298,893	5.75%, 05/25/2036	$231,152
	262,244	6.00%, 05/25/2036	198,742
		American Home Mortgage Assets Trust
	75,225	0.66%, 03/25/2047(4)	57,897
	161,021	1.46%, 10/25/2046(4)	112,451
		Banc of America Funding Trust
	21,355	0.72%, 10/20/2036(4)	17,863
	156,724	3.19%, 04/20/2036(4)	131,725
	37,809	5.85%, 01/25/2037	32,095
	287,423	Banc of America Mortgage Trust 3.23%, 09/25/2035(4)	275,282
		BCAP LLC Trust
	147,721	0.70%, 01/25/2037(4)	118,976
	187,264	0.71%, 03/25/2037(4)	174,397
		Bear Stearns Alt-A Trust
	309,279	0.85%, 08/25/2036(4)	235,556
	160,184	1.03%, 01/25/2036(4)	138,025
	108,647	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(4)	88,199
	350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	333,203
		CHL Mortgage Pass-Through Trust
	62,894	1.21%, 03/25/2035(4)	49,192
	37,034	2.82%, 03/20/2036(4)	30,131
	224,975	3.13%, 09/25/2047(4)	199,273
	75,651	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 03/25/2037(4)	55,754
	398,671	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(4)	324,117
	182,042	First Horizon Mortgage Pass-Through Trust 2.97%, 08/25/2037(4)	144,582
		GMAC Mortgage Corp. Loan Trust
	74,383	3.41%, 09/19/2035(4)	67,852
	22,015	3.41%, 04/19/2036(4)	19,571
		GSR Mortgage Loan Trust
	139,377	0.83%, 01/25/2037(4)	85,930
	320,443	3.05%, 04/25/2035(4)	306,205
	72,053	3.21%, 10/25/2035(4)	62,573
		HarborView Mortgage Loan Trust
	189,895	0.72%, 01/19/2038(4)	163,074
	697,936	0.77%, 12/19/2036(4)	518,702
	159,504	0.86%, 09/19/2035(4)	127,940
	10,709	1.23%, 01/19/2035(4)	7,011
	24,249	1.53%, 10/25/2037(4)	22,561
	263,898	3.28%, 01/19/2035(4)	244,077
		IndyMac Index Mortgage Loan Trust
	45,264	0.72%, 04/25/2037(4)	33,089
	106,901	0.81%, 07/25/2035(4)	85,982
	168,687	0.82%, 01/25/2036(4)	106,671
	283,646	0.93%, 07/25/2046(4)	170,199
		JP Morgan Mortgage Trust
	103,607	2.98%, 04/25/2037(4)	91,557
	108,056	2.98%, 11/25/2035(4)	100,756
	378,827	2.99%, 05/25/2036(4)	340,692
	78,895	3.16%, 09/25/2035(4)	75,166
	91,774	Lehman XS Trust 0.74%, 07/25/2046(4)	73,107
		LSTAR Securities Investment Trust
	201,183	2.53%, 01/01/2020(3)(4)	200,177
	461,156	2.53%, 04/01/2020(3)(4)	454,815

The accompanying notes are an integral part of these financial statements.

214

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Whole Loan Collateral CMO - 12.5% - (continued)
$	197,538	2.53%, 09/01/2021(3)(4)	$195,108
	419,271	2.53%, 10/01/2020(3)(4)	417,435
	59,680	Luminent Mortgage Trust 0.73%, 10/25/2046(4)	50,952
	73,127	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(4)	56,725
	74,818	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(4)	52,298
	245,626	New Residential Mortgage Loan Trust 3.75%, 11/26/2035(3)(4)	254,930
	485,329	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(4)	363,965
	87,456	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	82,458
		Residential Accredit Loans, Inc.
	45,688	1.32%, 09/25/2046(4)	32,397
	342,842	1.83%, 11/25/2037(4)	233,872
	46,337	6.00%, 12/25/2035	40,022
	64,008	Residential Asset Securitization Trust 0.98%, 03/25/2035(4)	50,293
		Residential Funding Mortgage Securities, Inc.
	268,089	3.25%, 08/25/2035(4)	198,419
	9,711	3.47%, 04/25/2037(4)	8,254
	78,837	Sequoia Mortgage Trust 3.09%, 07/20/2037(4)	63,661
	448,521	Structured Adjustable Rate Mortgage Loan Trust 2.98%, 02/25/2036(4)	356,644
	376,951	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(4)	302,394
		Towd Point Mortgage Trust
	223,530	2.25%, 08/25/2055(3)(4)	223,865
	181,114	2.75%, 08/25/2055(3)(4)	184,121
		WaMu Mortgage Pass-Through Certificates Trust
	50,511	0.95%, 06/25/2044(4)	46,802
	40,966	2.20%, 11/25/2046(4)	36,797
	36,693	2.26%, 12/25/2036(4)	31,652
	147,353	2.57%, 06/25/2037(4)	131,668
	100,227	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(4)	63,623
	41,418	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(4)	36,068
		Wells Fargo Commercial Mortgage Trust
	265,000	2.88%, 05/15/2048(3)(4)	134,971
	115,000	3.36%, 09/15/2058(3)	68,840

			10,792,917

		Whole Loan Collateral PAC - 0.1%
	69,421	Alternative Loan Trust 1.03%, 12/25/2035(4)	45,648

		Total Asset & Commercial Mortgage Backed Securities (cost $29,872,453)	$29,495,032

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4%
		Advertising - 0.0%
$	5,000	Lamar Media Corp. 5.75%, 02/01/2026	$5,353

		Apparel - 0.2%
	30,000	Hanesbrands, Inc. 4.88%, 05/15/2026(3)	30,525
	120,000	William Carter Co. 5.25%, 08/15/2021	124,800

			155,325

		Chemicals - 0.2%
	95,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(3)	95,356
	5,000	Versum Materials, Inc. 5.50%, 09/30/2024(3)	5,112
	30,000	Westlake Chemical Corp. 4.63%, 02/15/2021(3)	31,350

			131,818

		Commercial Banks - 7.9%
EUR	200,000	Allied Irish Banks plc 7.38%, 12/03/2020(4)(8)(9)	203,874
		Banco Bilbao Vizcaya Argentaria S.A.
	400,000	7.00%, 02/19/2019(4)(8)(9)	424,307
$	200,000	9.00%, 05/09/2018(4)(8)(9)	207,750
EUR	300,000	Banco Santander S.A. 6.25%, 03/12/2019(4)(8)(9)	306,091
	200,000	Bank of Ireland 7.38%, 06/18/2020(4)(8)(9)	212,981
		Barclays plc
	200,000	8.00%, 12/15/2020(4)(8)	224,764
$	200,000	8.25%, 12/15/2018(4)(8)	202,500
EUR	300,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(9)	416,481
$	200,000	BNP Paribas S.A. 7.63%, 03/30/2021(3)(4)(8)	209,000
	104,000	CIT Group, Inc. 5.50%, 02/15/2019(3)	109,460
	190,000	Citigroup, Inc. 5.50%, 09/13/2025	213,953
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021(4)(8)(9)	253,169
$	200,000	8.13%, 12/23/2025(3)(4)(8)	214,768
	200,000	8.13%, 09/19/2033(3)(4)	216,500
	575,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(8)(9)	554,875
	245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	264,704
	475,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(3)(4)(8)	434,031
	20,000	Radian Group, Inc. 7.00%, 03/15/2021	22,419
		Royal Bank of Scotland Group plc
	45,000	6.13%, 12/15/2022	47,513
	560,000	7.50%, 08/10/2020(4)(8)	513,800
		Societe Generale S.A.
	275,000	7.38%, 09/13/2021(3)(4)(8)	272,662
	275,000	8.25%, 11/29/2018(4)(8)(9)	282,906
	400,000	Standard Chartered plc 6.41%, 01/29/2049	388,500

The accompanying notes are an integral part of these financial statements.

215

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.9% - (continued)
		UBS Group AG
$	200,000	6.88%, 03/22/2021(4)(8)(9)	$200,577
	200,000	7.00%, 02/19/2025(4)(8)(9)	213,500
	200,000	7.13%, 02/19/2020(4)(8)(9)	204,750

			6,815,835

		Commercial Services - 0.1%
	55,000	Cardtronics, Inc. 5.13%, 08/01/2022	56,237
		United Rentals North America, Inc.
	40,000	4.63%, 07/15/2023	41,300
	5,000	5.50%, 05/15/2027(5)	4,975

			102,512

		Construction Materials - 0.8%
	10,000	Boise Cascade Co. 5.63%, 09/01/2024(3)	10,113
	200,000	CRH America, Inc. 5.13%, 05/18/2045(3)	220,509
	15,000	Eagle Materials, Inc. 4.50%, 08/01/2026	15,119
	260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(3)	273,650
	60,000	Norbord, Inc. 6.25%, 04/15/2023(3)	63,750
		Standard Industries, Inc.
	35,000	5.38%, 11/15/2024(3)	36,181
	80,000	6.00%, 10/15/2025(3)	85,396

			704,718

		Diversified Financial Services - 0.5%
	150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	155,925
	35,000	Aircastle Ltd. 5.50%, 02/15/2022	37,537
	65,000	International Lease Finance Corp. 5.88%, 04/01/2019	69,854
		Navient Corp.
	120,000	5.50%, 01/15/2019	122,400
	5,000	6.63%, 07/26/2021	5,038
	30,000	7.25%, 09/25/2023	29,888
	30,000	8.45%, 06/15/2018	32,446

			453,088

		Electric - 0.2%
	110,000	AES Corp. 8.00%, 06/01/2020	128,975
	60,000	NRG Energy, Inc. 6.25%, 07/15/2022	60,150

			189,125

		Engineering & Construction - 0.4%
	310,000	SBA Tower Trust 3.60%, 04/15/2043(3)	311,119

		Entertainment - 0.1%
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,625
		WMG Acquisition Corp.
	20,000	4.88%, 11/01/2024(3)	19,950
	10,000	5.00%, 08/01/2023(3)	10,125

			40,700

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Environmental Control - 0.2%
$	130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	$132,600

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022(3)	20,412
	55,000	5.75%, 07/15/2023(3)	55,550
	65,000	Clearwater Paper Corp. 5.38%, 02/01/2025(3)	65,650

			141,612

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	20,000	5.63%, 05/20/2024	20,950
	20,000	5.88%, 08/20/2026	21,000

			41,950

		Healthcare-Products - 0.1%
	25,000	Hologic, Inc. 5.25%, 07/15/2022(3)	26,440
	60,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(3)	64,650

			91,090

		Healthcare-Services - 0.6%
	90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	83,925
	165,000	HCA, Inc. 6.50%, 02/15/2020	182,738
	60,000	LifePoint Health, Inc. 5.88%, 12/01/2023	60,900
	15,000	MEDNAX, Inc. 5.25%, 12/01/2023(3)	15,675
	135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	142,206

			485,444

		Home Builders - 0.2%
	67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	70,434
	60,000	Meritage Homes Corp. 6.00%, 06/01/2025	63,300
	5,000	PulteGroup, Inc. 4.25%, 03/01/2021	5,250

			138,984

		Insurance - 2.2%
EUR	325,000	Achmea B.V. 6.00%, 04/04/2043(4)(9)	391,101
$	295,000	AXA S.A. 6.46%, 12/14/2018(3)(4)(8)	307,596
	25,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	25,250
EUR	400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(4)(8)(9)	435,258
	400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(4)(8)(9)	432,565
	300,000	Mapfre S.A. 5.92%, 07/24/2037(4)	339,059
$	5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,275

			1,936,104

The accompanying notes are an integral part of these financial statements.

216

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Internet - 0.0%
$	20,000	Netflix, Inc. 4.38%, 11/15/2026(3)	$19,675

		Iron/Steel - 0.1%
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021	46,912
	20,000	5.50%, 10/01/2024	21,100
		United States Steel Corp.
	16,000	6.88%, 04/01/2021	15,805
	36,000	7.38%, 04/01/2020	35,820
	5,000	7.50%, 03/15/2022	4,788

			124,425

		Lodging - 0.1%
	25,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(3)	25,063
	90,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	92,362

			117,425

		Machinery - Construction & Mining - 0.1%
	50,000	Oshkosh Corp. 5.38%, 03/01/2025	52,250

		Machinery-Diversified - 0.1%
	17,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	17,999
	45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	45,422
	5,000	CNH Industrial N.V. 4.50%, 08/15/2023	5,025

			68,446

		Media - 1.1%
	100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	104,125
	175,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(3)	205,074
	40,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025(3)	43,142
		DISH DBS Corp.
	56,000	5.88%, 07/15/2022	57,820
	95,000	6.75%, 06/01/2021	102,066
	120,000	Liberty Interactive LLC 8.25%, 02/01/2030	128,400
		TEGNA, Inc.
	80,000	4.88%, 09/15/2021(3)	83,400
	115,000	5.13%, 07/15/2020	119,600
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,969
	80,000	5.38%, 06/15/2024(3)	83,700

			974,296

		Mining - 0.1%
		Freeport-McMoRan, Inc.
	5,000	3.88%, 03/15/2023	4,513
	20,000	4.55%, 11/14/2024	18,350
	15,000	5.40%, 11/14/2034	12,919
	35,000	5.45%, 03/15/2043	29,050

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Mining - 0.1% - (continued)
$	5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	$5,281
	25,000	Teck Resources Ltd. 8.50%, 06/01/2024(3)	28,937

			99,050

		Multi-National - 0.0%
INR	1,760,000	International Finance Corp. 7.10%, 03/21/2031	28,071

		Oil & Gas - 0.4%
$	15,000	Antero Resources Corp. 5.63%, 06/01/2023	15,300
		Concho Resources, Inc.
	20,000	5.50%, 04/01/2023	20,460
	25,000	6.50%, 01/15/2022	25,875
		Continental Resources, Inc.
	10,000	4.50%, 04/15/2023	9,525
	40,000	5.00%, 09/15/2022	39,200
		Marathon Oil Corp.
	15,000	3.85%, 06/01/2025	14,484
	5,000	5.20%, 06/01/2045	4,689
	5,000	6.60%, 10/01/2037	5,369
	5,000	6.80%, 03/15/2032	5,435
	50,000	MEG Energy Corp. 7.00%, 03/31/2024(3)	41,000
	45,000	Tesoro Corp. 5.13%, 04/01/2024	46,350
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	33,250
	55,000	6.00%, 01/15/2022	54,862

			315,799

		Packaging & Containers - 0.2%
	15,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(3)	14,719
	65,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	68,087
	30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(3)	31,969
	55,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(3)	56,461

			171,236

		Pipelines - 0.9%
		DCP Midstream LLC
	10,000	5.35%, 03/15/2020(3)	10,300
	15,000	9.75%, 03/15/2019(3)	16,875
		DCP Midstream Operating L.P.
	10,000	2.70%, 04/01/2019	9,775
	5,000	3.88%, 03/15/2023	4,862
	21,000	4.95%, 04/01/2022	21,525
	15,000	5.60%, 04/01/2044	14,062
	130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	141,700
	345,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	355,059
		MPLX L.P.
	40,000	4.88%, 12/01/2024	41,834
	40,000	4.88%, 06/01/2025	41,726

The accompanying notes are an integral part of these financial statements.

217

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Pipelines - 0.9% - (continued)
$	125,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	$132,500
		Williams Cos., Inc.
	5,000	3.70%, 01/15/2023	4,838
	10,000	7.88%, 09/01/2021	11,600

			806,656

		REITS - 0.0%
	30,000	Corrections Corp. of America 4.13%, 04/01/2020	28,050

		Retail - 0.1%
	80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	79,800
	30,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(3)	31,275

			111,075

		Savings & Loans - 0.2%
GBP	150,000	Nationwide Building Society 6.88%, 06/20/2019(4)(8)(9)	180,479

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	55,000	5.00%, 10/01/2025(3)	56,375
	5,000	5.63%, 11/01/2024(3)	5,300

			61,675

		Shipbuilding - 0.0%
	10,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(3)	10,519

		Software - 0.1%
		First Data Corp.
	15,000	5.00%, 01/15/2024(3)	15,225
	65,000	5.38%, 08/15/2023(3)	67,275
		MSCI, Inc.
	10,000	4.75%, 08/01/2026(3)	10,075
	25,000	5.75%, 08/15/2025(3)	26,579

			119,154

		Telecommunications - 0.8%
	110,000	AT&T, Inc. 4.75%, 05/15/2046	107,643
	20,000	Frontier Communications Corp. 10.50%, 09/15/2022	20,800
	240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(3)	248,112
	55,000	Nokia Oyj 6.63%, 05/15/2039	59,400
		Sprint Communications, Inc.
	132,000	7.00%, 03/01/2020(3)	143,550
	53,000	9.00%, 11/15/2018(3)	58,300
	50,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	51,375
		Telecom Italia Capital S.A.
	11,000	6.00%, 09/30/2034	10,945
	15,000	7.72%, 06/04/2038	16,538

			716,663

		Total Corporate Bonds (cost $16,097,758)	$15,882,321

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Argentina - 0.2%
EUR	270,000	Argentine Republic Government International Bond 2.26%, 12/31/2038(10)	$187,320

		Brazil - 1.4%
		Brazil Notas do Tesouro Nacional
BRL	2,596,248	6.00%, 05/15/2017(11)	810,782
	970,285	6.00%, 08/15/2022(11)	303,919
	343,000	10.00%, 01/01/2021	103,156

			1,217,857

		Chile - 0.0%
CLP	5,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	8,188

		Colombia - 0.3%
		Colombian TES
COP	630,546,800	4.25%, 05/17/2017(11)	211,816
	96,800,000	10.00%, 07/24/2024	37,833

			249,649

		Hungary - 0.0%
$	30,000	Hungary Government International Bond 6.38%, 03/29/2021	34,609

		India - 0.1%
INR	3,920,000	International Finance Corp. 7.80%, 06/03/2019	61,020

		Indonesia - 0.7%
		Indonesia Treasury Bond
IDR	3,274,000,000	8.25%, 07/15/2021	262,964
	3,412,000,000	8.38%, 03/15/2024	277,709
	839,000,000	8.38%, 09/15/2026	68,413

			609,086

		Malaysia - 0.1%
MYR	240,000	Malaysia Government Bond 3.80%, 09/30/2022	58,049

		Mexico - 0.1%
MXN	1,159,500	Mexican Bonos 10.00%, 12/05/2024	76,291

		Peru - 0.0%
PEN	30,000	Peru Government Bond 8.20%, 08/12/2026	10,564

		Poland - 0.1%
PLN	305,000	Poland Government Bond 2.00%, 04/25/2021	76,472

		Romania - 0.0%
RON	60,000	Romania Government Bond 5.75%, 04/29/2020	16,519

		Saudi Arabia - 0.4%
$	331,000	Saudi Government International Bond 4.50%, 10/26/2046(3)	325,621

		South Africa - 0.3%
ZAR	1,120,000	South Africa Government Bond 7.00%, 02/28/2031	69,102
$	200,000	South Africa Government International Bond 4.30%, 10/12/2028	193,940

			263,042

The accompanying notes are an integral part of these financial statements.

218

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Thailand - 0.5%
THB	13,945,000	Bank of Thailand 1.49%, 02/23/2018	$397,979
	1,615,000	Thailand Government Bond 3.63%, 06/16/2023	50,821

			448,800

		Turkey - 0.1%
TRY	170,000	Turkey Government Bond 9.40%, 07/08/2020	54,693

		Total Foreign Government Obligations (cost $3,646,660)	$3,697,780

MUNICIPAL BONDS - 1.4%
		General - 1.1%
$	250,000	Chicago Transit Authority 6.90%, 12/01/2040	$322,592

		Puerto Rico Commonwealth Government Employees Retirement System
	555,000	6.15%, 07/01/2038	202,575
	530,000	6.20%, 07/01/2039	193,450
	530,000	6.30%, 07/01/2043	193,450
	120,000	6.55%, 07/01/2058	43,800

			955,867

		Higher Education - 0.3%
	190,000	University of California 4.60%, 05/15/2031	217,527

		Total Municipal Bonds (cost $1,400,982)	$1,173,394

SENIOR FLOATING RATE INTERESTS - 17.2%(12)
		Advertising - 0.1%
	127,410	Acosta Holdco, Inc. 4.25%, 09/26/2021	$122,441

		Aerospace/Defense - 0.6%
	214,277	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	214,680
		TransDigm, Inc.
	197,144	3.75%, 05/14/2022	196,348
	74,813	3.75%, 06/09/2023	74,486

			485,514

		Agriculture - 0.1%
	98,749	Pinnacle Operating Corp. 4.75%, 11/15/2018	82,949

		Biotechnology - 0.1%
	96,000	Alkermes, Inc. 3.59%, 09/25/2019	95,880

		Chemicals - 0.4%
	74,236	Chemours Co. 3.75%, 05/12/2022	73,271
	173,601	Ineos U.S. Finance LLC 3.75%, 05/04/2018	173,867
	114,713	Nexeo Solutions LLC 5.25%, 06/09/2023	115,429

			362,567

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Coal - 0.1%
$	47,611	Arch Coal, Inc. 10.00%, 06/15/2021	$48,603

		Commercial Services - 0.3%
	97,617	Moneygram International, Inc. 4.25%, 03/27/2020	94,688
	139,650	Russell Investment Group 6.75%, 06/01/2023	140,348

			235,036

		Distribution/Wholesale - 0.3%
	154,000	FPC Holdings, Inc. 5.25%, 11/19/2019	138,600
	90,675	PowerTeam Services LLC 4.25%, 05/06/2020	90,448

			229,048

		Electric - 0.5%
	154,613	Calpine Corp. 3.84%, 05/31/2023	155,540
	100,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	95,563
	149,517	Seadrill Partners Finco LLC 4.00%, 02/21/2021	83,076
	105,000	Texas Competitive Electric Holdings Co. LLC 0.05%, 10/17/2017	105,904

			440,083

		Electronics - 0.1%
	119,690	Ceridian LLC 4.50%, 09/15/2020	117,296

		Energy-Alternate Sources - 0.1%
	87,336	EMG Utica LLC 4.75%, 03/27/2020	85,808

		Entertainment - 0.3%
	103,846	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	104,214
	132,638	Scientific Games International, Inc. 6.00%, 10/01/2021	133,135

			237,349

		Food - 0.4%
	152,878	Albertsons LLC 4.50%, 08/25/2021	153,961
	148,875	JBS USA LLC 4.00%, 10/30/2022	148,540

			302,501

		Healthcare-Products - 0.1%
	99,496	Alere, Inc. 4.25%, 06/18/2022	99,067

		Healthcare-Services - 1.1%
	119,756	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	120,321
		Community Health Systems, Inc.
	51,505	3.75%, 12/31/2019	48,656
	94,768	4.00%, 01/27/2021	89,390
	104,213	Envision Healthcare Corp. 4.50%, 10/28/2022	104,539
	120,000	inVentiv Health, Inc. 0.00%, 09/28/2023(13)	119,935

The accompanying notes are an integral part of these financial statements.

219

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Healthcare-Services - 1.1% - (continued)
$	42,028	Medpace Holdings, Inc. 4.75%, 04/01/2021	$42,133
	119,597	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	120,830
	102,028	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	99,562
	173,688	U.S. Renal Care, Inc. 5.25%, 12/31/2022	166,143

			911,509

		Household Products/Wares - 0.1%
	60,000	Galleria Co. 3.75%, 01/26/2023	60,356

		Insurance - 1.3%
		Asurion LLC
	106,157	5.00%, 05/24/2019	106,176
	350,395	5.00%, 08/04/2022	351,929
	205,000	8.50%, 03/03/2021	206,451
	106,425	Evertec Group LLC 3.25%, 04/17/2020	105,361
		Sedgwick Claims Management Services, Inc.
	251,050	3.75%, 03/01/2021	249,090
	140,000	6.75%, 02/28/2022	138,775

			1,157,782

		Leisure Time - 0.4%
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	200,278
	130,000	7.75%, 07/31/2022	130,867

			331,145

		Lodging - 1.0%
	120,000	Boyd Gaming Corp. 3.53%, 09/15/2023	120,833
	459,293	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(6)	508,956
	97,750	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	97,587
	90,594	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	90,340

			817,716

		Machinery-Construction & Mining - 0.4%
	215,050	American Rock Salt Holdings LLC 4.75%, 05/20/2021	207,899
	149,621	Headwaters, Inc. 4.00%, 03/24/2022	150,323

			358,222

		Machinery-Diversified - 0.2%
	183,504	Gates Global, Inc. 4.25%, 07/06/2021	180,770

		Media - 1.3%
	132,472	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	131,092
	124,375	Charter Communications Operating LLC 3.50%, 01/24/2023	125,083
	82,237	CSC Holdings LLC 3.88%, 10/11/2024	82,494
	125,125	Getty Images, Inc. 4.75%, 10/18/2019	106,005

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Media - 1.3% - (continued)
$	94,863	ION Media Networks, Inc. 4.75%, 12/18/2020	$95,218
	5,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(13)	5,019
	60,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(13)	60,225
	195,576	Numericable U.S. LLC 0.00%, 01/13/2025(13)	194,653
	197,500	Tribune Media Co. 3.75%, 12/27/2020	198,438
	140,000	UPC Financing Partnership 4.08%, 08/31/2024	140,641

			1,138,868

		Metal Fabricate/Hardware - 0.2%
	180,138	Rexnord LLC 4.00%, 08/21/2020	180,543

		Mining - 0.1%
	77,891	Minerals Technologies, Inc. 3.75%, 05/09/2021	78,524

		Miscellaneous Manufacturing - 0.3%
	266,778	Sram LLC 4.02%, 04/10/2020	260,109

		Oil & Gas - 0.5%
	115,000	California Resources Corp. 11.38%, 12/31/2021	123,481
	100,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	106,813
	216,021	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	172,456
	100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	68,500

			471,250

		Packaging & Containers - 0.8%
	149,980	Berry Plastics Group, Inc. 3.75%, 10/01/2022	150,441
	446,315	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	447,311
	121,037	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	120,734

			718,486

		Pharmaceuticals - 0.5%
	158,800	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	158,543
	155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	155,802
	87,985	Vizient, Inc. 5.00%, 02/13/2023	88,892

			403,237

		Pipelines - 0.1%
	96,500	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	83,352

		Real Estate - 0.1%
	98,750	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	98,462

The accompanying notes are an integral part of these financial statements.

220

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Real Estate Investment Trusts - 0.2%
$	104,475	MGM Growth Properties Operating Partnership L.P. 3.50%, 04/25/2023	$104,672
	79,487	Realogy Corp. 3.75%, 07/20/2022	80,100

			184,772

		Retail - 0.8%
	110,957	Michaels Stores, Inc. 3.75%, 01/27/2023	111,770
	150,738	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	138,490
	173,617	Party City Holdings, Inc. 4.20%, 08/19/2022	174,076
	72,647	PetSmart, Inc. 4.00%, 03/11/2022	72,789
	218,265	US Foods, Inc. 4.00%, 06/27/2023	219,551

			716,676

		Semiconductors - 0.2%
	131,570	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	132,867
	79,980	NXP B.V. 3.41%, 12/07/2020	80,225

			213,092

		Software - 2.7%
	135,403	CDW LLC 3.00%, 08/04/2023	135,959
	197,500	Epicor Software Corp. 4.75%, 06/01/2022	195,093
	547,712	First Data Corp. 3.52%, 03/24/2021	549,903
	189,596	Infor U.S., Inc. 3.75%, 06/03/2020	188,987
		Kronos, Inc.
	311,400	4.50%, 10/30/2019	312,568
	129,617	9.75%, 04/30/2020	131,115
		Magic Newco LLC
	140,000	0.00%, 10/03/2023(13)	141,050
	283,211	6.50%, 12/12/2018	285,051
	105,100	SS&C Technologies, Inc. 4.00%, 07/08/2022	105,855
	249,375	WEX, Inc. 4.25%, 07/01/2023	252,026

			2,297,607

		Telecommunications - 1.0%
	83,667	Entravision Communications Corp. 3.50%, 05/31/2020	83,422
	320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	321,373
	188,300	Salem Communications Corp. 4.50%, 03/13/2020	184,534
	294,007	Univision Communications, Inc. 4.00%, 03/01/2020	294,403

			883,732

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	3,160	1.50%, 01/31/2017(14)	3,144
	62,233	4.00%, 07/31/2022	61,921

			65,065

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Trucking & Leasing - 0.3%
$	272,996	Consolidated Container Co. LLC 5.00%, 07/03/2019	$271,175

		Total Senior Floating Rate Interests (cost $14,902,381)	$14,826,592

U.S. GOVERNMENT AGENCIES - 66.7%
		FHLMC - 11.6%
	11,550	0.01%, 11/15/2036(15)	10,656
	142,418	3.00%, 08/01/2029	150,018
	67,075	3.00%, 03/15/2033(7)	7,995
	378,000	3.13%, 12/25/2027(4)	383,002
	570,000	3.38%, 04/25/2028(4)	583,332
	337,821	3.50%, 08/01/2034	357,535
	3,100,000	3.50%, 11/01/2046(16)	3,253,426
	243,960	4.00%, 07/15/2027(7)	24,954
	284,404	4.00%, 05/01/2042	305,244
	82,243	4.00%, 08/01/2042	88,784
	126,994	4.00%, 09/01/2042	137,094
	54,010	4.00%, 07/01/2044	57,759
	43,788	4.00%, 06/01/2045	46,953
	169,213	4.00%, 01/01/2046	181,133
	95,023	4.00%, 02/01/2046	101,710
	2,400,000	4.00%, 11/01/2046(16)	2,567,156
	310,000	4.43%, 04/25/2029(4)	306,006
	70,412	4.50%, 03/15/2041	83,567
	210,919	4.75%, 07/15/2039	230,871
	19,893	5.50%, 08/15/2033	22,077
	424,188	5.50%, 12/01/2037	482,160
	494,008	5.50%, 01/01/2039	560,945
	69,093	6.50%, 07/15/2036	78,491

			10,020,868

		FNMA - 47.1%
	88,213	0.01%, 06/25/2036(15)	79,447
	329,127	1.88%, 04/25/2055(4)(7)	20,738
	5,000	2.44%, 01/01/2023	5,142
	64,357	2.50%, 06/25/2028(7)	5,520
	5,300,000	2.50%, 11/01/2031(16)	5,453,617
	395,000	2.65%, 06/01/2025	405,590
	700,000	2.69%, 04/01/2025	720,902
	500,000	2.70%, 07/01/2025	514,918
	232,174	2.78%, 02/01/2027	239,660
	204,167	2.82%, 07/01/2025	212,205
	441,149	3.00%, 01/25/2028(7)	41,158
	189,220	3.00%, 04/25/2028(7)	19,797
	3,800,000	3.00%, 11/01/2031(16)	3,976,641
	3,400,000	3.00%, 11/01/2046(16)	3,500,406
	3,400,000	3.00%, 12/01/2046(16)	3,493,633
	30,000	3.16%, 12/01/2026	31,868
	50,000	3.21%, 05/01/2023	53,475
	24,884	3.24%, 12/01/2026	26,584
	48,146	3.26%, 05/01/2024	51,316
	193,914	3.30%, 12/01/2026	207,725
	24,899	3.34%, 04/01/2024	26,851
	9,737	3.45%, 01/01/2024	10,548
	9,673	3.47%, 01/01/2024	10,491
	117,168	3.50%, 05/25/2030(7)	13,749
	304,931	3.50%, 01/01/2046	320,171
	14,400,000	3.50%, 11/01/2046(16)	15,117,751

The accompanying notes are an integral part of these financial statements.

221

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 66.7% - (continued)
		FNMA - 47.1% - (continued)
$	24,081	3.67%, 08/01/2023	$26,327
	5,000	3.70%, 10/01/2023	5,495
	10,000	3.76%, 03/01/2024	11,026
	15,000	3.86%, 12/01/2025	16,699
	5,000	3.86%, 11/01/2023	5,560
	23,915	3.87%, 10/01/2025	26,577
	34,164	3.89%, 05/01/2030	37,803
	35,000	3.93%, 10/01/2023	38,697
	9,671	3.96%, 05/01/2034	10,769
	9,945	3.97%, 05/01/2029	11,173
	279,538	4.00%, 10/01/2040	299,178
	127,945	4.00%, 11/01/2040	137,344
	91,169	4.00%, 12/01/2040	97,877
	45,314	4.00%, 02/01/2041	48,683
	109,842	4.00%, 03/01/2041	117,957
	60,649	4.00%, 03/25/2042(7)	8,908
	57,161	4.00%, 08/01/2042	61,297
	103,426	4.00%, 09/01/2042	111,052
	53,523	4.00%, 04/01/2045	57,303
	71,413	4.00%, 05/01/2045	76,443
	51,843	4.00%, 06/01/2045	55,506
	3,600,000	4.00%, 11/01/2046(16)	3,854,812
	18,748	4.06%, 10/01/2028	21,328
	62,399	4.50%, 07/25/2027(7)	7,129
	282,287	4.50%, 10/01/2040	308,884
	127,296	4.50%, 10/01/2041	139,185
	109,117	4.50%, 09/01/2043	119,190
	37,338	5.46%, 05/25/2042(4)(7)	4,444
	109,066	5.50%, 04/25/2035	122,760
	47,122	5.50%, 04/25/2037	53,212
	209,667	5.50%, 06/25/2042(7)	48,543
	177,314	6.00%, 09/01/2039	202,965

			40,704,029

		GNMA - 8.0%
	1,200,000	3.00%, 11/01/2046(16)	1,248,780
	100,000	3.00%, 12/01/2046(16)	103,967
	3,700,000	3.50%, 11/01/2046(16)	3,918,531
	53,448	4.00%, 05/16/2042(7)	9,041
	564,065	4.50%, 09/20/2041	619,955
	110,305	5.00%, 06/15/2041	123,242
	157,269	5.00%, 10/16/2041(7)	26,029
	218,046	5.00%, 03/15/2044	244,076
	2,295	6.00%, 08/15/2032	2,625
	165,380	6.00%, 06/15/2036	192,035
	57,065	6.00%, 08/15/2036	65,724
	41,965	6.00%, 12/15/2038	48,004
	122,366	6.00%, 01/15/2039	139,977
	125,535	6.00%, 12/15/2040	143,637

			6,885,623

		Total U.S. Government Agencies (cost $57,433,681)	$57,610,520

U.S. GOVERNMENT SECURITIES - 6.5%
		U.S. Treasury Securities - 6.5%
		U.S. Treasury Bonds - 3.4%
	22,286	2.13%, 02/15/2040(11)	$29,085
	32,994	2.13%, 02/15/2041(11)	43,398
	58,623	0.75%, 02/15/2042(11)	58,989

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 6.5% - (continued)
		U.S. Treasury Securities - 6.5% - (continued)
		U.S. Treasury Bonds - 3.4% - (continued)
$	91,027	0.75%, 02/15/2045(11)	$91,449
	107,475	1.38%, 02/15/2044(11)	124,489
	198,047	2.38%, 01/15/2025(11)	234,484
	1,234,896	2.38%, 01/15/2027(11)(17)	1,501,328
	205,286	2.50%, 01/15/2029(11)	257,827
	453,000	2.50%, 02/15/2046	444,489
	6,784	3.38%, 04/15/2032(11)	9,832
	37,228	3.63%, 04/15/2028(11)	50,873
	80,578	3.88%, 04/15/2029(11)	114,773

			2,961,016

		U.S. Treasury Notes - 3.1%
	208,380	0.13%, 04/15/2018(11)	210,368
	159,317	0.13%, 04/15/2019(11)	161,859
	145,013	0.13%, 04/15/2020(11)	147,771
	69,168	0.13%, 01/15/2022(11)	70,532
	162,336	0.13%, 07/15/2022(11)	166,035
	337,028	0.13%, 01/15/2023(11)(17)	341,856
	281,981	0.13%, 07/15/2024(11)	284,847
	124,192	0.38%, 07/15/2023(11)	128,379
	20,312	0.38%, 07/15/2025(11)	20,851
	92,899	0.63%, 01/15/2024(11)	97,049
	27,000	1.00%, 05/31/2018	27,075
	49,545	1.13%, 01/15/2021(11)	52,653
	235,231	1.25%, 07/15/2020(11)	251,170
	41,325	1.38%, 07/15/2018(11)	43,003
	94,670	1.38%, 01/15/2020(11)	100,392
	530,000	3.25%, 03/31/2017(18)	536,168

			2,640,008

		Total U.S. Government Securities (cost $5,502,241)	$5,601,024

COMMON STOCKS - 0.3%
		Energy - 0.3%
	3,427	Arch Coal, Inc.•	$251,473
	2,426	Templar Energy LLC Class A(1)(2)	24,262

			275,735

		Utilities - 0.0%
	1,667	TCEH Corp.	25,339
	100,000	TCEH Corp.•(1)(2)	—

			25,339

		Total Common Stocks (cost $265,675)	$301,074

		Total Long-Term Investments (cost $129,121,831)	$128,587,737

SHORT-TERM INVESTMENTS - 5.6%
		Foreign Government Obligations - 1.0%
		Romania Treasury Bills
RON	430,000	0.55%, 08/28/2017	$104,261
	710,000	0.57%, 08/28/2017	172,152
	2,330,000	0.58%, 06/26/2017	565,535

			841,948

The accompanying notes are an integral part of these financial statements.

222

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.6% - (continued)
		Other Investment Pools & Funds - 4.6%
$	3,995,494	Fidelity Institutional Government Fund, Institutional Class	$3,995,494

		Total Short-Term Investments (cost $4,861,072)	$4,837,442

Total Investments Excluding Purchased Options (cost $133,982,903)	154.6%	$133,425,179

Total Purchased Options (cost $4,040)	0.0%	$88

Total Investments (cost $133,986,943)^	154.6%	$133,425,267
Other Assets and Liabilities	(54.6)%	(47,097,682)

Total Net Assets	100.0%	$86,327,585

The accompanying notes are an integral part of these financial statements.

223

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $134,032,695 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,703,240
Unrealized Depreciation	(2,310,668)

Net Unrealized Depreciation	$(607,428)

•	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $24,262, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
10/2016	100,000	TCEH Corp.	$—
09/2016	2,426	Templar Energy LLC Class A	20,774

			$20,774

At October 31, 2016, the aggregate value of these securities was $24,262, which represents 0.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $23,255,200, which represents 26.9% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $159,982 at October 31, 2016.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	Securities disclosed are interest-only strips.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $4,920,664, which represents 5.7% of total net assets.

(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(11)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(12)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

224

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $3,144, which rounds to zero percent of total net assets.

(15)	Securities disclosed are principal-only strips.

(16)	Represents or includes a TBA transaction.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	1,462,000	$88	$4,041	$(3,953)

Total purchased option contracts						$88	$4,041	$(3,953)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollar 3-Month Future	106	12/18/2017	$26,209,309	$26,197,900	$(11,409)
U.S. Treasury 10-Year Ultra Note Future	13	12/20/2016	1,877,913	1,839,703	(38,210)
U.S. Treasury 5-Year Note Future	64	12/30/2016	7,775,630	7,731,000	(44,630)
U.S. Ultra Bond Future	5	12/20/2016	934,267	879,688	(54,579)

Total					$(148,828)

Short position contracts:
Euro-BOBL Future	3	12/08/2016	$434,146	$431,778	$2,368
Euro-Bund Future	23	12/08/2016	4,136,133	4,094,510	41,623
Eurodollar 3-Month Future	106	09/17/2018	26,183,658	26,164,775	18,883
U.S. Treasury 10-Year Note Future	176	12/20/2016	22,930,438	22,814,000	116,438
U.S. Treasury 2-Year Note Future	109	12/30/2016	23,766,707	23,777,328	(10,621)

Total					$168,691

Total futures contracts					$19,863

The accompanying notes are an integral part of these financial statements.

225

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	114,177	(0.32)%	07/25/45	$21,625	$—	$21,753	$128
ABX.HE.AAA.06-1	JPM	USD	33,829	(0.18)%	07/25/45	752	—	755	3
ABX.HE.AAA.06-1	MSC	USD	28,322	(0.18)%	07/25/45	635	—	632	(3)
ABX.HE.AAA.06-1	BOA	USD	7,867	(0.18)%	07/25/45	428	—	176	(252)
ABX.HE.AAA.06-1	GSC	USD	14,161	(0.18)%	07/25/45	1,275	—	317	(958)
ABX.HE.AAA.07-1	GSC	USD	102,569	(0.09)%	08/25/37	23,755	—	25,291	1,536
ABX.HE.AAA.07-1	MSC	USD	509,183	(0.09)%	08/25/37	124,861	—	125,553	692
ABX.HE.AAA.07-1	JPM	USD	36,632	(0.09)%	08/25/37	8,960	—	9,032	72
ABX.HE.AAA.07-1	CSI	USD	260,086	(0.09)%	08/25/37	69,262	—	64,132	(5,130)
ABX.HE.PENAAA.06-2	MSC	USD	130,536	(0.11)%	05/25/46	15,169	—	14,779	(390)
ABX.HE.PENAAA.06-2	JPM	USD	172,918	(0.11)%	05/25/46	20,047	—	19,578	(469)
ABX.HE.PENAAA.06-2	GSC	USD	103,412	(0.11)%	05/25/46	25,853	—	11,708	(14,145)
CDX.EM.26	BCLY	USD	2,377,000	(1.00)%	12/20/21	138,840	—	149,702	10,862
CMBX.NA.A.7	JPM	USD	220,000	(2.00)%	01/17/47	8,626	—	9,307	681
CMBX.NA.AA.7	CSI	USD	90,000	(1.50)%	01/17/47	2,845	—	2,196	(649)
CMBX.NA.AA.7	CSI	USD	255,000	(1.50)%	01/17/47	8,060	—	6,221	(1,839)
CMBX.NA.AA.7	CSI	USD	255,000	(1.50)%	01/17/47	8,060	—	6,221	(1,839)
CMBX.NA.AA.7	CSI	USD	295,000	(1.50)%	01/17/47	9,324	—	7,197	(2,127)
CMBX.NA.AA.8	MSC	USD	120,000	(1.50)%	10/17/57	4,881	—	4,962	81
CMBX.NA.AJ.4	DEUT	USD	197,319	(0.96)%	02/17/51	36,372	—	49,540	13,168
CMBX.NA.AJ.4	MSC	USD	712,322	(0.96)%	02/17/51	177,239	—	178,857	1,618
CMBX.NA.AJ.4	JPM	USD	434,102	(0.96)%	02/17/51	107,853	—	108,987	1,134
CMBX.NA.AJ.4	CSI	USD	226,917	(0.96)%	02/17/51	56,455	—	56,976	521
CMBX.NA.AS.6	CSI	USD	290,000	(1.00)%	05/11/63	3,131	—	967	(2,164)
CMBX.NA.AS.6	CSI	USD	350,000	(1.00)%	05/11/63	3,779	—	1,167	(2,612)
CMBX.NA.AS.7	GSC	USD	195,000	(1.00)%	01/17/47	4,316	—	1,907	(2,409)
CMBX.NA.AS.7	CSI	USD	380,000	(1.00)%	01/17/47	7,011	—	3,727	(3,284)
CMBX.NA.AS.7	GSC	USD	275,000	(1.00)%	01/17/47	7,864	—	2,475	(5,389)
CMBX.NA.AS.8	DEUT	USD	95,000	(1.00)%	10/17/57	7,027	—	2,191	(4,836)
CMBX.NA.BBB.7	GSC	USD	105,000	(3.00)%	01/17/47	9,164	—	8,865	(299)
CMBX.NA.BBB.7	CSI	USD	140,000	(3.00)%	01/17/47	13,757	—	11,831	(1,926)
CMBX.NA.BBB.7	CSI	USD	160,000	(3.00)%	01/17/47	15,722	—	13,521	(2,201)
CMBX.NA.BBB.7	MSC	USD	175,000	(3.00)%	01/17/47	18,208	—	14,789	(3,419)
CMBX.NA.BBB.7	DEUT	USD	75,000	(3.00)%	01/17/47	5,542	—	6,332	790
CMBX.NA.BBB.7	MSC	USD	105,000	(3.00)%	01/17/47	8,805	—	8,873	68
CMBX.NA.BBB.7	GSC	USD	60,000	(3.00)%	01/17/47	5,476	—	4,926	(550)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	7,713	—	6,754	(959)
CMBX.NA.BBB.7	GSC	USD	110,000	(3.00)%	01/17/47	10,380	—	9,287	(1,093)
CMBX.NA.BBB.7	GSC	USD	120,000	(3.00)%	01/17/47	11,590	—	10,131	(1,459)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	10,062	—	6,754	(3,308)
CMBX.NA.BBB.7	GSC	USD	75,000	(3.00)%	01/17/47	10,581	—	6,332	(4,249)
CMBX.NA.BBB.7	MSC	USD	695,000	(3.00)%	01/17/47	68,300	—	58,734	(9,566)

Total						$1,099,605	$—	$1,053,435	$(46,170)

Sell protection:
CMBX.NA.AAA.6	MSC	USD	7,997,662	0.50%	05/11/63	—	(188,885)	(42,710)	146,175
CMBX.NA.AAA.6	DEUT	USD	874,744	0.50%	05/11/63	—	(21,322)	(4,672)	16,650
CMBX.NA.AAA.6	GSC	USD	1,034,698	0.50%	05/11/63	—	(12,005)	(5,526)	6,479
CMBX.NA.AAA.6	MSC	USD	1,853,458	0.50%	05/11/63	—	(15,875)	(9,898)	5,977
CMBX.NA.AAA.6	JPM	USD	974,715	0.50%	05/11/63	—	(9,209)	(5,205)	4,004
CMBX.NA.AAA.6	MSC	USD	446,869	0.50%	05/11/63	—	(3,075)	(2,386)	689
CMBX.NA.BB.6	MSC	USD	1,072,000	5.00%	05/11/63	—	(199,109)	(164,664)	34,445
CMBX.NA.BB.6	CSI	USD	110,000	5.00%	05/11/63	—	(20,430)	(16,897)	3,533
CMBX.NA.BB.6	CSI	USD	110,000	5.00%	05/11/63	—	(20,430)	(16,897)	3,533
CMBX.NA.BB.6	CSI	USD	105,000	5.00%	05/11/63	—	(19,501)	(16,128)	3,373
CMBX.NA.BB.6	CSI	USD	105,000	5.00%	05/11/63	—	(19,501)	(16,128)	3,373

The accompanying notes are an integral part of these financial statements.

226

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI	USD	125,000	5.00%	05/11/63	$—	$(22,309)	$(19,200)	$3,109
CMBX.NA.BB.6	CSI	USD	56,000	5.00%	05/11/63	—	(10,401)	(8,602)	1,799
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	—	(9,609)	(12,584)	(2,975)
CMBX.NA.BB.6	GSC	USD	240,000	5.00%	05/11/63	—	(26,503)	(36,832)	(10,329)
CMBX.NA.BB.8	GSC	USD	210,000	5.00%	10/17/57	—	(64,626)	(57,013)	7,613
CMBX.NA.BB.8	MSC	USD	428,000	5.00%	10/17/57	—	(121,153)	(116,258)	4,895
CMBX.NA.BB.8	CSI	USD	215,000	5.00%	10/17/57	—	(60,856)	(58,401)	2,455
CMBX.NA.BB.8	CSI	USD	215,000	5.00%	10/17/57	—	(60,856)	(58,401)	2,455
CMBX.NA.BB.8	MSC	USD	55,000	5.00%	10/17/57	—	(16,007)	(14,932)	1,075
CMBX.NA.BB.8	CSI	USD	85,000	5.00%	10/17/57	—	(24,059)	(23,088)	971
CMBX.NA.BB.8	MSC	USD	50,000	5.00%	10/17/57	—	(14,531)	(13,575)	956
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(4,486)	(4,072)	414
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(4,227)	(4,073)	154
CMBX.NA.BB.8	GSC	USD	59,000	5.00%	10/17/57	—	(9,427)	(16,018)	(6,591)
CMBX.NA.BB.8	MLI	USD	50,000	5.00%	10/17/57	—	(6,021)	(13,575)	(7,554)
CMBX.NA.BB.8	GSC	USD	50,000	5.00%	10/17/57	—	(5,869)	(13,575)	(7,706)
CMBX.NA.BB.8	BOA	USD	115,000	5.00%	10/17/57	—	(14,665)	(31,222)	(16,557)
CMBX.NA.BB.8	UBS	USD	125,000	5.00%	10/17/57	—	(14,345)	(33,936)	(19,591)
CMBX.NA.BB.8	BOA	USD	130,000	5.00%	10/17/57	—	(11,878)	(35,294)	(23,416)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,108)	(39,367)	(29,259)
CMBX.NA.BB.9	GSC	USD	115,000	5.00%	09/15/58	—	(31,971)	(28,074)	3,897
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,290)	(13,426)	1,864
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,158)	(13,426)	1,732
CMBX.NA.BB.9	BOA	USD	55,000	5.00%	09/17/58	—	(15,448)	(13,427)	2,021
CMBX.NA.BB.9	JPM	USD	60,000	5.00%	09/17/58	—	(16,399)	(14,648)	1,751
CMBX.NA.BB.9	BOA	USD	55,000	5.00%	09/17/58	—	(15,032)	(13,427)	1,605
CMBX.NA.BBB.8	GSC	USD	240,000	3.00%	10/17/57	—	(35,168)	(40,423)	(5,255)
PrimeX.ARM.2	MSC	USD	232,531	4.58%	12/25/37	8,639	—	3,266	(5,373)
PrimeX.ARM.2	JPM	USD	75,007	4.58%	12/25/37	3,198	—	1,038	(2,160)

Total						$11,837	$(1,185,744)	$(1,043,676)	$130,231

Total traded indices						$1,111,442	$(1,185,744)	$9,759	$84,061

Credit default swaps on single-name issues:
Sell protection:
Russian Government International Bond	BCLY	USD	230,000	1.00%/2.04%	06/20/21	$—	$(11,978)	$(10,226)	$1,752
South Africa Government International Bond	BOA	USD	235,000	1.00%/2.40%	12/20/21	—	(16,155)	(15,455)	700

Total						$—	$(28,133)	$(25,681)	$2,452

Total single-name issues						$—	$(28,133)	$(25,681)	$2,452

Total OTC contracts						$1,111,442	$(1,213,877)	$(15,922)	$86,513

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

227

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	50,000	(5.00)%	06/20/21	$(798)	$(2,403)	$(1,605)
CDX.NA.HY.26	USD	560,000	(5.00)%	06/20/21	(19,997)	(26,916)	(6,919)
CDX.NA.HY.27	USD	4,165,000	(5.00)%	12/20/21	(147,868)	(161,618)	(13,750)
CDX.NA.IG.26	USD	2,385,000	(1.00)%	06/20/21	(18,926)	(32,821)	(13,895)

Total					$(187,589)	$(223,758)	$(36,169)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	1,965,000	5.00%	12/20/21	$71,193	$76,251	$5,058
ITRAXX.XOV.26	EUR	1,116,000	5.00%	12/20/21	98,753	99,572	819

Total					$169,946	$175,823	$5,877

Total					$(17,643)	$(47,935)	$(30,292)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.12% based on the notional amount of currency delivered	03/16/22	DEUT	USD 92,103	CNH 624,000	$—	$(1,459)	$58	$1,517
Fixed Rate equal to 3.12% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/22	DEUT	CNH 624,000	USD 92,103	1,459	—	2,451	992

Total						$1,459	$(1,459)	$2,509	$2,509

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund		Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	4,459,000	07/15/24	$—	$—	$47,061	$47,061
GSC	6M LIBOR	6.26% Fixed	INR	20,565,000	09/12/21	—	—	(1,347)	(1,347)

Total						$—	$—	$45,714	$45,714

The accompanying notes are an integral part of these financial statements.

228

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)

12M Federal Funds Rate	1.00% Fixed	USD	3,727,000	09/29/26	$88,640	$—	$81,111	$(7,529)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$438,119	$439,338	$1,219
AUD	Buy	11/30/16	SSG	392,537	392,971	434
AUD	Buy	11/30/16	SSG	439,195	436,297	(2,898)
AUD	Sell	11/30/16	HSBC	418,688	415,014	3,674
AUD	Sell	11/30/16	DEUT	208,624	207,507	1,117
AUD	Sell	11/30/16	CSFB	207,858	206,747	1,111
BRL	Sell	12/02/16	GSC	301,802	311,727	(9,925)
BRL	Sell	12/02/16	MSC	783,203	806,456	(23,253)
CAD	Buy	11/30/16	BMO	1,297,722	1,290,043	(7,679)
CHF	Sell	11/30/16	CSFB	221,119	220,637	482
CHF	Sell	11/30/16	CSFB	221,096	220,636	460
CHF	Sell	11/30/16	BNP	440,222	442,285	(2,063)
CNY	Buy	12/21/16	RBS	83,803	83,270	(533)
COP	Sell	12/21/16	SSG	76,712	74,656	2,056
COP	Sell	12/21/16	SSG	139,218	138,919	299
EUR	Buy	11/30/16	HSBC	439,601	444,024	4,423
EUR	Buy	11/30/16	CBK	438,079	438,530	451
EUR	Buy	11/30/16	RBC	21,949	21,982	33
EUR	Buy	03/15/17	CBK	127,650	127,033	(617)
EUR	Buy	03/15/17	UBS	85,997	82,848	(3,149)
EUR	Buy	03/15/17	BOA	114,591	110,464	(4,127)
EUR	Buy	03/15/17	UBS	728,177	682,665	(45,512)
EUR	Sell	11/30/16	BNP	212,289	212,120	169
EUR	Sell	11/30/16	BOA	441,810	441,826	(16)
EUR	Sell	11/30/16	JPM	32,626	32,973	(347)
EUR	Sell	11/30/16	BNP	219,685	220,913	(1,228)
EUR	Sell	11/30/16	CSFB	219,615	220,913	(1,298)
EUR	Sell	11/30/16	HSBC	441,713	444,024	(2,311)
EUR	Sell	11/30/16	CBK	3,547,218	3,576,375	(29,157)
EUR	Sell	12/21/16	BOA	185,592	181,567	4,025
EUR	Sell	03/15/17	BOA	583,903	577,724	6,179
EUR	Sell	03/15/17	BOA	106,639	104,941	1,698
EUR	Sell	03/15/17	BOA	311,771	320,345	(8,574)
GBP	Buy	11/30/16	SSG	659,249	662,569	3,320
GBP	Sell	11/30/16	HSBC	219,927	220,448	(521)
GBP	Sell	11/30/16	GSC	659,484	662,568	(3,084)
GBP	Sell	11/30/16	CBK	1,054,738	1,061,825	(7,087)
HUF	Buy	12/21/16	SCB	33,731	33,092	(639)
IDR	Sell	12/21/16	HSBC	134,903	137,656	(2,753)
IDR	Sell	12/21/16	JPM	401,637	406,354	(4,717)
JPY	Buy	11/30/16	GSC	476,839	478,803	1,964
JPY	Sell	11/30/16	CBK	963,925	957,597	6,328
JPY	Sell	11/30/16	CSFB	243,002	242,651	351
JPY	Sell	11/30/16	GSC	242,994	242,652	342
PHP	Buy	12/21/16	RBS	2,497	2,477	(20)
RON	Sell	06/26/17	CBK	581,707	570,038	11,669
RON	Sell	08/28/17	JPM	181,215	173,834	7,381
RON	Sell	08/28/17	BNP	109,624	105,280	4,344
RUB	Buy	06/21/17	CBK	28,530	29,573	1,043
THB	Sell	12/21/16	RBS	401,059	400,092	967
TRY	Sell	12/21/16	BOA	139,897	137,422	2,475

The accompanying notes are an integral part of these financial statements.

229

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ZAR	Buy	12/21/16	GSC	$219,645	$229,685	$10,040
ZAR	Sell	12/21/16	GSC	54,018	57,385	(3,367)
ZAR	Sell	12/21/16	GSC	162,469	172,301	(9,832)

Total						$(96,653)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index—Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

230

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Energy	$275,735	$251,473	$—	$24,262
Utilities	25,339	25,339	—	—
Asset & Commercial Mortgage Backed Securities	29,495,032	—	29,495,032	—
Corporate Bonds	15,882,321	—	15,882,321	—
Foreign Government Obligations	3,697,780	—	3,697,780	—
Municipal Bonds	1,173,394	—	1,173,394	—
Senior Floating Rate Interests	14,826,592	—	14,826,592	—
U.S. Government Agencies	57,610,520	—	57,610,520	—
U.S. Government Securities	5,601,024	—	5,601,024	—
Short-Term Investments	4,837,442	3,995,494	841,948	—
Purchased Options	88	—	88	—
Foreign Currency Contracts(2)	78,054	—	78,054	—
Futures Contracts(2)	179,312	179,312	—	—
Swaps - Credit Default(2)	306,680	—	306,680	—
Swaps - Cross Currency(2)	2,509	—	2,509	—
Swaps - Interest Rate(2)	47,061	—	47,061	—

Total	$134,038,883	$4,451,618	$129,563,003	$24,262

Liabilities
Foreign Currency Contracts(2)	$(174,707)	$—	$(174,707)	$—
Futures Contracts(2)	(159,449)	(159,449)	—	—
Swaps - Credit Default(2)	(250,459)	—	(250,459)	—
Swaps - Interest Rate(2)	(8,876)	—	(8,876)	—

Total	$(593,491)	$(159,449)	$(434,042)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$—	$204,262	$204,262
Purchases	20,774	—	20,774
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	3,488	—	3,488
Transfers into Level 3	—	—	—
Transfers out of Level 3(1)	—	(204,262)	(204,262)

Ending balance	$24,262	$—	$24,262

(1)	For the year ended October 31, 2016, investments valued at $204,262 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $3,488.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

231

The Hartford World Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1%
		Bermuda - 0.0%
$	396,000	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	$387,207

		Canada - 0.2%
	5,200,000	CARDS II Trust 1.24%, 07/15/2021(1)(2)	5,218,784

		Cayman Islands - 3.0%
	5,000,000	A Voce CLO Ltd. 2.34%, 07/15/2026(1)(2)	4,987,950
	4,615,000	American Money Management Corp. 2.33%, 07/27/2026(1)(2)	4,614,114
		Apidos CLO
	2,900,000	1.98%, 04/15/2025(1)(2)	2,886,863
	3,380,000	2.29%, 07/22/2026(1)(2)	3,380,581
	3,840,000	2.33%, 01/19/2025(1)(2)	3,844,155
		Ares CLO Ltd.
	1,526,925	1.73%, 04/20/2023(1)(2)	1,517,333
	3,845,000	2.40%, 04/17/2026(1)(2)	3,847,592
	2,725,000	Babson CLO Ltd. 1.98%, 04/20/2025(1)(2)	2,717,354
		Carlyle Global Market Strategies Ltd.
	3,390,000	2.00%, 07/15/2025(1)(2)	3,382,715
	875,000	2.03%, 04/18/2025(1)(2)	873,636
		Cent CLO Ltd.
	2,335,000	2.27%, 11/07/2026(1)(2)	2,333,053
	3,970,000	2.36%, 01/25/2026(1)(2)	3,963,739
	2,780,000	2.38%, 07/27/2026(1)(2)	2,776,875
	4,555,000	CIFC Funding Ltd. 2.38%, 04/18/2025(1)(2)	4,561,750
		Dryden Senior Loan Fund
	3,990,000	2.23%, 04/18/2026(1)(2)	3,987,985
	7,900,000	2.36%, 07/15/2026(1)(2)	7,915,508
	2,455,000	Eaton Vance CLO Ltd. 2.33%, 07/15/2026(1)(2)	2,457,740
	250,000	Galaxy CLO Ltd. 2.43%, 01/24/2027(1)(2)	249,950
	4,130,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	4,126,721
		LSTAR Securities Investment Trust
	997,567	2.53%, 09/01/2021(1)(2)	985,297
	2,755,000	2.53%, 10/01/2021(1)(2)(3)	2,717,408
		Madison Park Funding Ltd.
	3,735,000	2.16%, 10/23/2025(1)(2)	3,731,407
	2,390,000	2.33%, 01/19/2025(1)(2)	2,391,957
	3,760,000	2.38%, 07/20/2026(1)(2)	3,776,747
	4,245,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(1)(2)	4,254,814
	650,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(1)(2)	649,889
	4,455,000	OCP CLO Ltd. 2.41%, 04/17/2027(1)(2)	4,462,467
		OZLM Funding Ltd.
	3,880,000	2.38%, 01/17/2026(1)(2)	3,897,572
	3,995,000	2.43%, 04/17/2026(1)(2)	4,004,660
	500,000	Race Point CLO Ltd. 2.39%, 04/15/2027(1)(2)	501,046
	1,555,000	Seneca Park CLO Ltd. 2.36%, 07/17/2026(1)(2)	1,555,190
	2,435,000	Sheridan Square CLO Ltd. 2.05%, 04/15/2025(1)(2)	2,428,102
	2,850,000	Sound Point CLO Ltd. 2.54%, 10/20/2028(1)(2)	2,861,622

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		Cayman Islands - 3.0% - (continued)
$	1,725,000	Voya CLO Ltd. 2.33%, 07/17/2026(1)(2)	$1,726,302
	3,975,000	Zais CLO Ltd. 2.41%, 10/15/2028(1)(2)	3,940,251

			108,310,345

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037(4)	655,892

		United States - 10.9%
		Adjustable Rate Mortgage Trust
$	641,063	0.80%, 11/25/2035(2)	592,146
	226,846	1.03%, 01/25/2036(2)	194,655
	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	981,043
		Alternative Loan Trust
	799,450	0.80%, 01/25/2036(2)	658,373
	404,332	0.85%, 11/25/2035(2)	324,843
	569,183	0.93%, 10/25/2036(2)	351,385
	492,468	1.03%, 12/25/2035(2)	323,826
	787,339	5.50%, 12/25/2035	659,624
	838,916	5.75%, 05/25/2036	648,786
	408,188	6.00%, 05/25/2036	309,345
	683,687	6.50%, 08/25/2037	444,452
	1,103,865	American Credit Acceptance Receivables Trust 3.96%, 05/15/2019(1)	1,110,380
		American Home Mortgage Assets Trust
	116,619	0.66%, 03/25/2047(2)	89,756
	1,000,049	0.72%, 09/25/2046(2)	753,408
	664,683	0.72%, 10/25/2046(2)	510,170
	536,084	1.46%, 10/25/2046(2)	374,380
		AmeriCredit Automobile Receivables Trust
	109,838	1.69%, 11/08/2018	109,895
	1,780,000	2.35%, 12/10/2018	1,785,708
	1,433,570	Angel Oak Mortgage Trust I LLC 3.50%, 07/25/2046(1)(5)	1,433,091
		Banc of America Commercial Mortgage Trust
	2,475,000	3.12%, 09/15/2048(1)(2)	1,352,719
	1,521,095	5.49%, 02/10/2051	1,555,401
		Banc of America Funding Trust
	1,665,832	0.76%, 02/20/2047(2)	1,466,276
	294,494	5.77%, 05/25/2037(2)	263,277
	349,279	5.85%, 01/25/2037(5)	296,498
	643,412	6.05%, 10/25/2036(5)	561,970
		Banc of America Mortgage Trust
	1,522,713	3.23%, 09/25/2035(2)	1,458,392
	874,895	3.25%, 07/25/2033(2)	874,631
	1,375,000	Bayview Opportunity Master Trust 1.70%, 10/27/2027	1,368,751
		Bear Stearns Adjustable Rate Mortgage Trust
	1,487,528	2.46%, 08/25/2035(2)	1,481,752
	1,229,552	3.07%, 10/25/2035(2)	1,216,147
	1,024,764	3.22%, 07/25/2036(2)	892,086
	1,070,280	4.66%, 06/25/2047(2)	973,298
		Bear Stearns Alt-A Trust
	579,539	0.85%, 08/25/2036(2)	441,395

The accompanying notes are an integral part of these financial statements.

232

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	1,796,230	1.03%, 01/25/2036(2)	$1,547,751
	631,738	3.18%, 09/25/2035(2)	566,382
		Bear Stearns Mortgage Funding Trust
	1,912,187	0.71%, 10/25/2036(2)	1,552,304
	551,851	0.73%, 02/25/2037(2)	446,002
		Cabela’s Master Credit Card Trust
	1,805,000	1.19%, 08/16/2021(1)(2)	1,812,267
	1,790,000	2.25%, 07/17/2023	1,815,507
	555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	562,321
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,422,628
	1,120,000	1.93%, 11/15/2019	1,129,299
	1,745,000	2.08%, 01/15/2020	1,752,729
	110,820	CD Mortgage Trust 5.89%, 11/15/2044(2)	113,278
	1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,080,544
	2,647,032	Chase Mortgage Finance Trust 2.76%, 12/25/2035(2)	2,421,917
	199,966	ChaseFlex Trust 5.50%, 06/25/2035	177,718
		CHL Mortgage Pass-Through Trust
	1,244,602	1.21%, 03/25/2035(2)	973,454
	540,694	2.82%, 03/20/2036(2)	439,908
	2,181,157	2.93%, 06/20/2035(2)	2,035,107
	1,929,483	3.04%, 04/25/2037(2)	1,745,162
	792,642	3.13%, 09/25/2047(2)	702,089
	1,240,497	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019(1)	1,241,315
		Citigroup Commercial Mortgage Trust
	365,000	3.62%, 07/10/2047	391,496
	770,000	4.40%, 03/10/2047(1)(2)	536,652
	477,246	Citigroup Mortgage Loan Trust 3.00%, 07/25/2036(2)	338,385
	550,202	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	549,542
	1,837,644	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	1,849,076
	3,372,439	Commercial Mortgage Loan Trust 6.09%, 12/10/2049(2)	3,459,520
		Commercial Mortgage Pass-Through Certificates
	34,419,737	0.99%, 02/10/2047(2)(6)	1,198,888
	1,080,000	4.24%, 02/10/2047(2)	1,200,482
	1,795,000	4.75%, 10/15/2045(1)(2)	1,110,513
		Commercial Mortgage Trust
	2,605,000	2.85%, 10/15/2045	2,701,244
	1,590,000	3.10%, 03/10/2046	1,659,641
	2,415,000	3.46%, 08/10/2048(2)	1,774,183
	2,675,000	3.53%, 12/10/2047	2,853,595
	465,000	3.61%, 06/10/2046(2)	499,375
	1,785,000	3.61%, 10/10/2048	1,907,631
	2,320,000	3.63%, 10/10/2048	2,471,308
	3,810,000	3.69%, 08/10/2047	4,067,019
	2,230,000	3.80%, 08/10/2047	2,412,890
	2,140,000	4.02%, 07/10/2045	2,344,385
	2,950,000	4.05%, 04/10/2047	3,238,825
	1,280,000	4.07%, 02/10/2047(2)	1,409,191

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	4,425,085	4.23%, 07/10/2045(2)	$4,933,224
	1,885,000	4.57%, 10/15/2045(1)(2)	1,282,139
	314,765	5.74%, 12/10/2049	321,929
		Countrywide Alternative Loan Trust
	676,507	0.67%, 04/25/2047(2)	577,058
	820,992	1.33%, 12/25/2035(2)	633,843
	1,256,110	Countrywide Home Loans, Inc. 2.80%, 11/20/2035(2)	1,048,708
	248,610	CPS Auto Trust 1.94%, 03/16/2020(1)	248,785
		Credit Suisse Commercial Mortgage Trust
	780,299	5.75%, 03/25/2036	711,812
	70,000	6.06%, 02/15/2041(2)	71,889
	43,989	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	39,688
		CSAIL Commercial Mortgage Trust
	53,962,692	0.89%, 06/15/2057(2)(6)	2,840,736
	14,999,039	0.96%, 04/15/2050(2)(6)	858,215
	4,775,000	3.72%, 08/15/2048	5,154,494
	3,165,000	3.81%, 11/15/2048	3,412,732
	2,337,080	CSMC Trust 3.50%, 08/25/2043(1)(2)	2,370,603
	901,275	DB Master Finance LLC 3.26%, 02/20/2045(1)	903,933
	1,183,201	DBUBS Mortgage Trust 0.85%, 11/10/2046(1)(2)(6)	25,245
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,811,469
		DSLA Mortgage Loan Trust
	145,640	0.89%, 01/19/2045(2)	125,031
	2,211,150	1.43%, 03/19/2046(2)	1,797,651
	1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019(1)	1,700,907
		Enterprise Fleet Financing LLC
	1,419,110	1.51%, 03/20/2019(1)	1,419,196
	1,500,000	2.09%, 02/22/2021(1)	1,510,655
	559,592	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	559,008
		First Investors Auto Owner Trust
	712,171	1.49%, 01/15/2020(1)	712,399
	475,000	1.53%, 11/16/2020(1)	475,062
	500,000	Ford Credit Floorplan Master Owner Trust 1.69%, 09/15/2019	500,664
		FREMF Mortgage Trust
	1,195,000	3.39%, 07/25/2022(1)(2)	1,174,961
	1,190,000	3.72%, 10/25/2048(1)(2)	1,177,371
	825,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	816,701
	2,718,771	GLS Auto Receivables Trust 2.73%, 10/15/2020(1)	2,721,380
		GMAC Mortgage Corp. Loan Trust
	438,580	3.41%, 09/19/2035(2)	400,072
	758,950	3.41%, 04/19/2036(2)	674,694
	1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020(1)	1,263,125
	975,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(1)	977,437

The accompanying notes are an integral part of these financial statements.

233

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		GreenPoint Mortgage Funding Trust
$	572,714	0.69%, 02/25/2037(2)	$514,387
	550,760	1.05%, 10/25/2045(2)	476,298
		GS Mortgage Securities Trust
	3,750,000	3.27%, 11/10/2048	2,931,858
	2,470,000	3.38%, 05/10/2045	2,630,244
	5,705,000	3.38%, 05/10/2050	6,004,158
	2,330,000	3.58%, 06/10/2047(1)	1,372,064
	615,000	3.67%, 04/10/2047(1)	320,329
	1,742,000	3.72%, 01/10/2047(1)	977,091
	4,725,242	4.07%, 01/10/2047	5,199,498
	2,650,000	4.51%, 11/10/2047(1)(2)	2,119,143
	1,875,000	4.87%, 04/10/2047(1)(2)	1,321,551
		GSAA Home Equity Trust
	655,130	0.58%, 12/25/2046(2)	409,604
	3,120,199	0.60%, 12/25/2046(2)	1,696,598
	1,570,053	0.61%, 02/25/2037(2)	877,013
	2,545,410	0.63%, 03/25/2037(2)	1,371,877
	2,339,625	0.65%, 05/25/2047(2)	1,765,673
	1,227,926	0.71%, 11/25/2036(2)	609,524
	1,017,693	0.75%, 05/25/2047(2)	773,986
	1,729,582	0.76%, 04/25/2047(2)	1,150,227
	1,843,890	0.85%, 04/25/2047(2)	1,263,345
	685,424	5.88%, 09/25/2036(5)	357,824
	541,235	5.99%, 06/25/2036(2)	272,243
		GSR Mortgage Loan Trust
	3,748,507	2.97%, 01/25/2036(2)	3,469,115
	1,508,986	3.19%, 10/25/2035(2)	1,321,457
	268,433	3.20%, 05/25/2037(2)	218,930
	768,295	3.23%, 07/25/2035(2)	709,204
		HarborView Mortgage Loan Trust
	1,709,053	0.72%, 01/19/2038(2)	1,467,670
	2,654,034	0.77%, 12/19/2036(2)	1,972,464
	204,926	0.86%, 09/19/2035(2)	164,374
	1,726,856	1.23%, 01/19/2035(2)	1,130,527
	462,239	1.53%, 10/25/2037(2)	430,062
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,070,728
	540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	541,988
	617,371	Impac CMB Trust 1.33%, 10/25/2034(2)	591,070
		IndyMac INDA Mortgage Loan Trust
	1,243,967	3.10%, 12/25/2036(2)	1,097,426
	291,299	3.35%, 09/25/2036(2)	230,941
		IndyMac Index Mortgage Loan Trust
	1,469,457	0.73%, 10/25/2036(2)	1,245,699
	75,595	0.77%, 07/25/2035(2)	65,989
	739,011	0.81%, 07/25/2035(2)	594,398
	1,581,539	0.93%, 07/25/2046(2)	948,987
	452,391	3.04%, 08/25/2035(2)	361,878
	1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	1,229,305
		JP Morgan Chase Commercial Mortgage Securities Trust
	4,608,982	2.03%, 02/12/2051(2)	4,497,031
	3,059,000	2.73%, 10/15/2045(1)(2)	1,713,254
	950,000	2.83%, 10/15/2045	983,200
	700,000	4.00%, 08/15/2046(1)(2)	572,254
	2,501,109	4.17%, 08/15/2046	2,721,918
	3,484,933	5.72%, 02/12/2049(2)	3,524,794

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		JP Morgan Mortgage Trust
$	1,776,620	2.97%, 08/25/2036(2)	$1,614,567
	918,588	2.98%, 11/25/2035(2)	856,537
	1,477,830	2.99%, 05/25/2036(2)	1,334,588
	1,510,951	3.00%, 09/25/2044(1)(2)	1,544,518
	323,634	3.01%, 10/25/2036(2)	302,892
	2,599,219	3.10%, 02/25/2035(2)	2,631,775
	209,777	6.00%, 01/25/2037	171,699
		JPMBB Commercial Mortgage Securities Trust
	69,179,946	0.86%, 09/15/2047(2)(6)	2,530,478
	1,895,000	3.60%, 11/15/2048	2,016,144
	2,340,000	3.74%, 10/15/2048(1)(2)	1,717,971
	845,000	3.78%, 08/15/2047	912,173
		Lehman XS Trust
	724,908	0.72%, 11/25/2046(2)	597,768
	998,891	1.38%, 09/25/2047(2)	818,112
	2,060,000	Lendmark Funding Trust 3.26%, 04/21/2025(1)	2,059,766
	1,597,294	Long Beach Mortgage Loan Trust 1.15%, 08/25/2033(2)	1,465,857
		LSTAR Securities Investment Trust
	2,599,966	2.53%, 01/01/2020(1)(2)	2,586,967
	900,412	2.53%, 03/01/2020(1)(2)	888,727
	2,132,384	2.53%, 04/01/2020(1)(2)	2,103,064
	2,967,765	2.53%, 05/01/2020(1)(2)	2,918,013
	1,095,526	2.53%, 08/01/2020(1)(2)	1,093,878
	2,949,178	2.53%, 12/01/2021(1)(2)	2,937,172
	786,178	Luminent Mortgage Trust 0.79%, 11/25/2035(2)	706,975
	968,119	MASTR Adjustable Rate Mortgages Trust 0.77%, 05/25/2037(2)	596,833
		Merrill Lynch Mortgage Investors Trust
	4,502,975	2.72%, 12/25/2034(2)	4,503,977
	135,837	2.82%, 05/25/2033(2)	133,089
	986,649	3.10%, 07/25/2035(2)	765,357
	954,199	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(2)	961,525
	1,421,263	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(2)	1,242,414
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,240,010	1.12%, 10/15/2048(2)(6)	947,574
	1,480,000	2.92%, 02/15/2046	1,529,432
	3,840,000	3.06%, 10/15/2048(1)	2,734,483
	2,090,000	3.13%, 12/15/2048	2,178,224
	2,930,000	4.08%, 07/15/2046(2)	3,233,192
	1,505,000	4.50%, 08/15/2045(1)	1,084,615
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,152,562
	1,555,000	5.16%, 07/15/2049(1)(2)	1,225,151
	100,000	5.43%, 09/15/2047(1)(2)	111,832
	1,374,823	5.57%, 12/15/2044	1,403,735
	47,596	5.64%, 06/11/2042(2)	48,436
	504,860	6.28%, 01/11/2043(2)	526,720
	2,728,000	6.28%, 01/11/2043(1)(2)	2,707,427
		Morgan Stanley Mortgage Loan Trust
	1,793,937	0.70%, 11/25/2036(2)	793,861
	548,916	2.77%, 06/25/2037(2)	369,565
	208,867	3.09%, 05/25/2036(2)	145,999

The accompanying notes are an integral part of these financial statements.

234

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	1,076,212	Morgan Stanley Re-Remic Trust 5.79%, 08/15/2045(1)(2)	$1,081,761
		Nationstar HECM Loan Trust
	1,393,516	2.01%, 08/25/2026(1)	1,386,343
	473,169	2.24%, 06/25/2026(1)	475,091
	590,124	2.88%, 11/25/2025(1)	590,360
		New Residential Mortgage Loan Trust
	725,655	3.25%, 09/25/2056(1)(2)	744,588
	991,436	3.75%, 11/26/2035(1)(2)	1,028,988
	863,304	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(2)	647,422
		NRZ Advance Receivables Trust
	4,690,000	2.58%, 10/15/2049(1)	4,689,996
	2,755,000	3.20%, 11/15/2047(1)	2,768,476
	3,220,000	3.30%, 08/17/2048(1)	3,236,979
	3,905,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	3,910,159
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(1)	863,844
	406,608	Prime Mortgage Trust 5.50%, 06/25/2036	381,100
	697,286	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	657,434
	2,930,769	Renaissance Home Equity Loan Trust 1.05%, 03/25/2034(2)	2,833,221
		Residential Accredit Loans, Inc.
	879,368	0.83%, 04/25/2036(2)	631,528
	796,685	1.32%, 09/25/2046(2)	564,923
	1,861,390	1.83%, 11/25/2037(2)	1,269,760
	456,590	Residential Asset Securitization Trust 0.98%, 03/25/2035(2)	358,759
		Residential Funding Mortgage Securities, Inc.
	3,013,579	3.25%, 08/25/2035(2)	2,230,422
	635,120	3.47%, 04/25/2037(2)	539,783
	142,295	5.75%, 01/25/2036	114,179
	184,384	6.00%, 04/25/2037	163,268
	231,011	6.00%, 07/25/2037	213,333
		Sequoia Mortgage Trust
	1,928,847	1.19%, 06/20/2033(2)	1,821,901
	707,959	4.70%, 07/20/2037(2)	621,312
		SFAVE Commercial Mortgage Securities Trust
	1,935,000	3.87%, 01/05/2043(1)(2)	1,954,040
	3,015,000	4.14%, 01/05/2043(1)(2)	3,088,905
	1,262,479	Skopos Auto Receivables Trust 3.55%, 02/15/2020(1)	1,262,950
	1,453,804	Social Professional Loan Program 2.72%, 10/27/2036(1)	1,482,581
	1,395,000	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	1,395,832
		Springleaf Funding Trust
	812,710	2.41%, 12/15/2022(1)	813,628
	3,510,000	3.16%, 11/15/2024(1)	3,544,659
	3,215,000	3.48%, 05/15/2028(1)	3,244,665
		Springleaf Mortgage Loan Trust
	1,152,108	1.78%, 12/25/2065(1)(2)	1,147,186
	920,000	3.52%, 12/25/2065(1)(2)	923,676
	2,770,000	3.79%, 09/25/2057(1)(2)	2,764,709

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		Structured Adjustable Rate Mortgage Loan Trust
$	903,174	0.83%, 09/25/2034(2)	$782,126
	1,793,908	2.99%, 06/25/2035(2)	1,562,665
	577,757	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(2)	463,482
	1,253,945	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,179,393
	313,726	Structured Asset Securities Corp. Mortgage Pass-Through Ctertificates 3.21%, 11/25/2033(2)	308,409
	820,167	TAL Advantage LLC 2.83%, 02/22/2038(1)	787,596
	1,944,272	Terwin Mortgage Trust 1.47%, 12/25/2034(2)	1,844,832
	1,106,874	Thornburg Mortgage Securities Trust 2.37%, 04/25/2045(2)	1,108,655
		Towd Point Mortgage Trust
	1,755,639	2.25%, 08/25/2055(1)(2)	1,758,271
	1,410,431	2.25%, 07/25/2056(1)(2)	1,412,055
	3,371,919	2.75%, 04/25/2055(1)(2)	3,418,445
	1,093,515	2.75%, 05/25/2055(1)(2)	1,107,993
	1,077,626	2.75%, 08/25/2055(1)(2)	1,095,519
	1,748,707	3.00%, 03/25/2054(1)(2)	1,783,206
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,218,278
	1,550,000	3.24%, 04/10/2046	1,624,859
	1,095,000	4.09%, 03/10/2046(1)(2)	763,723
	1,250,767	United Auto Credit Securitization Trust 1.67%, 09/10/2018(1)	1,251,034
		WaMu Mortgage Pass-Through Certificates Trust
	962,639	0.95%, 06/25/2044(2)	891,968
	2,199,644	0.95%, 07/25/2044(2)	2,089,797
	245,244	1.33%, 12/25/2046(2)	189,990
	1,822,723	2.00%, 01/25/2037(2)	1,519,112
	867,924	2.20%, 11/25/2046(2)	779,596
	1,953,839	2.57%, 06/25/2037(2)	1,745,866
	839,383	2.81%, 08/25/2036(2)	745,968
	2,244,585	2.83%, 10/25/2036(2)	1,956,528
	2,450,449	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(2)	1,555,506
		Wells Fargo Commercial Mortgage Trust
	2,845,000	2.88%, 05/15/2048(1)(2)	1,449,025
	3,900,000	2.92%, 10/15/2045	4,067,249
	1,890,000	3.36%, 09/15/2058(1)	1,131,371
	375,000	4.10%, 05/15/2048(2)	303,410
		Wells Fargo Mortgage Backed Securities Trust
	1,745,000	3.07%, 10/25/2035(2)	1,664,631
	976,330	3.13%, 12/28/2037(2)	895,334
	338,481	3.23%, 10/25/2036(2)	312,147
		Westlake Automobile Receivables Trust
	79,312	1.17%, 03/15/2018(1)	79,307
	320,000	1.57%, 06/17/2019(1)	320,573

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	3,440,000	2.45%, 01/15/2021(1)	$3,471,330
	4,070,000	2.46%, 01/18/2022(1)	4,067,154
	1,765,000	3.29%, 09/15/2021(1)	1,792,293
	1,830,000	4.40%, 05/17/2021(1)	1,859,450
		WF-RBS Commercial Mortgage Trust
	15,456,438	1.39%, 03/15/2047(2)(6)	964,984
	1,430,000	2.88%, 12/15/2045	1,483,982
	915,000	3.07%, 03/15/2045	956,214
	875,000	3.72%, 05/15/2047	942,227
	2,430,000	4.00%, 05/15/2047	2,660,773
	1,370,000	4.05%, 03/15/2047	1,500,927
	395,160	4.10%, 03/15/2047	435,041
	830,000	4.90%, 06/15/2044(1)(2)	931,250
	515,000	5.00%, 06/15/2044(1)(2)	446,674
	810,000	5.00%, 04/15/2045(1)(2)	480,459
	935,000	5.58%, 04/15/2045(1)(2)	956,139
	590,000	Wheels SPV LLC 1.59%, 05/20/2025(1)	591,045
	535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	541,828

			395,814,490

		Total Asset & Commercial Mortgage Backed Securities (cost $512,830,517)	$510,386,718

CORPORATE BONDS - 25.6%
		Argentina - 0.1%
	1,820,000	Cablevision S.A. 6.50%, 06/15/2021(1)	$1,892,800

		Australia - 0.1%
	4,000,000	BHP Billiton Finance USA Ltd. 1.63%, 02/24/2017	4,005,400

		Bermuda - 0.0%
	560,000	Aircastle Ltd. 5.00%, 04/01/2023	579,600

		British Virgin Islands - 0.1%
	2,280,000	Gerdau Trade, Inc. 4.75%, 04/15/2023(1)	2,202,366

		Canada - 0.4%
	2,435,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,113,629
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	932,250
	1,370,000	7.00%, 03/31/2024(1)	1,123,400
	125,000	New Gold, Inc. 6.25%, 11/15/2022(1)	126,250
		Teck Resources Ltd.
	1,800,000	8.00%, 06/01/2021(1)	1,966,500
	3,135,000	8.50%, 06/01/2024(1)	3,628,762
	1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017(1)	1,301,625
		Valeant Pharmaceuticals International, Inc.
	3,105,000	5.88%, 05/15/2023(1)	2,445,188
	2,825,000	6.13%, 04/15/2025(1)	2,231,750

			15,869,354

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		Cayman Islands - 0.0%
$	1,650,000	Noble Holding International Ltd. 6.20%, 08/01/2040	$969,375

		Denmark - 0.3%
	10,650,000	Danske Bank A/S 1.42%, 09/06/2019(1)(2)	10,661,960

		France - 0.7%
	2,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(7)	2,669,975
	4,220,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(7)	4,531,605
	7,000,000	Danone S.A. 2.95%, 11/02/2026(1)	6,987,358
	10,550,000	Orange S.A. 1.63%, 11/03/2019	10,548,787

			24,737,725

		Ireland - 0.2%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,760,000	3.95%, 02/01/2022	1,793,827
	535,000	4.63%, 10/30/2020	563,088
		Ardagh Packaging Finance plc
EUR	2,450,000	6.75%, 05/15/2024(4)	2,864,305
$	1,636,000	7.25%, 05/15/2024(1)	1,725,980

			6,947,200

		Italy - 0.0%
	430,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(7)	392,913

		Japan - 0.0%
	1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,263,825

		Luxembourg - 0.8%
	13,225,000	Actavis Funding SCS 1.85%, 03/01/2017	13,255,907

		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(4)	1,372,380
$	3,845,000	7.50%, 05/15/2026(1)	3,960,350
	825,000	ArcelorMittal 7.25%, 02/25/2022	936,375
EUR	5,155,000	ARD Finance S.A. (Cash) 6.63%, 09/15/2023(1)(8)	5,519,026
$	1,975,000	Camelot Finance S.A. 7.88%, 10/15/2024(1)	2,019,437
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(1)	1,164,855

			28,228,330

		Mexico - 0.2%
		Cemex S.A.B. de C.V.
$	1,740,000	6.13%, 05/05/2025(1)	1,800,900
	200,000	7.75%, 04/16/2026(1)	224,120
	3,181,000	Petroleos Mexicanos 5.75%, 03/01/2018	3,340,050

			5,365,070

		Netherlands - 0.7%
	4,000,000	Cimpress N.V. 7.00%, 04/01/2022(1)	4,140,000
	1,445,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,538,925

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		Netherlands - 0.7% - (continued)
		NXP B.V. / NXP Funding LLC
$	440,000	3.75%, 06/01/2018(1)	$453,200
	1,175,000	4.13%, 06/01/2021(1)	1,254,312
		Petrobras Global Finance B.V.
	2,265,000	4.38%, 05/20/2023	2,052,656
	1,555,000	5.63%, 05/20/2043	1,221,764
	2,865,000	Shell International Finance B.V. 2.00%, 11/15/2018	2,901,142
	13,425,000	Teva Pharmaceutical Finance Netherlands III B.V. 1.40%, 07/20/2018	13,367,326

			26,929,325

		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(2)(4)(7)	1,697,227
$	2,800,000	9.00%, 05/09/2018(2)(4)(7)	2,908,500
EUR	3,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(4)(7)	3,060,906
	1,640,000	NH Hotel Group S.A. 6.88%, 11/15/2019(1)	1,967,739

			9,634,372

		Sweden - 0.2%
$	7,820,000	Svenska Handelsbanken AB 1.33%, 09/06/2019(2)	7,828,813

		Switzerland - 0.1%
	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(4)(7)	3,155,550

		Turkey - 0.1%
	2,756,000	Turkiye Is Bankasi 5.50%, 04/21/2022(1)	2,747,087

		United Kingdom - 1.4%
		Anglo American Capital plc
	250,000	3.63%, 05/14/2020(1)	251,250
	1,685,000	4.88%, 05/14/2025(1)	1,714,488
	285,000	9.38%, 04/08/2019(1)	326,325
GBP	550,000	Barclays Bank plc 14.00%, 06/15/2019(2)(4)(7)	828,689
		BP Capital Markets plc
$	8,485,000	1.21%, 11/07/2016(2)	8,485,679
	4,225,000	1.38%, 11/06/2017	4,227,573
	6,475,000	1.49%, 09/26/2018(2)	6,504,882
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,094,700
	2,620,000	HSBC Bank plc 1.50%, 03/31/2017(2)(7)	1,820,900
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(4)	6,215,348
GBP	625,000	Lloyds Banking Group plc 7.00%, 06/27/2019(2)(4)(7)	764,618
		National Westminster Bank plc
$	1,270,000	1.38%, 01/11/2017(2)(7)	876,300
EUR	725,000	1.85%, 01/05/2017(2)(7)	719,784
GBP	1,050,000	Nationwide Building Society 6.88%, 06/20/2019(2)(4)(7)	1,263,352
		Royal Bank of Scotland Group plc
$	1,430,000	7.50%, 08/10/2020(2)(7)	1,312,025
	925,000	8.63%, 08/15/2021(2)(7)	920,375
		Tesco plc
	2,925,000	2.70%, 01/05/2017(4)	2,926,541
	6,775,000	5.50%, 11/15/2017(1)	7,000,987

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United Kingdom - 1.4% - (continued)
		Tullow Oil plc
$	545,000	6.00%, 11/01/2020(1)	$506,850
	1,745,000	6.25%, 04/15/2022(1)	1,601,038
GBP	1,225,000	Virgin Media Secured Finance plc 5.50%, 01/15/2021	1,641,844
	215,000	Vue International Bidco plc 7.88%, 07/15/2020(4)	273,423
EUR	810,000	Worldpay Finance plc 3.75%, 11/15/2022(1)	958,089

			52,235,060

		United States - 19.9%
	7,145,000	Activision Blizzard, Inc. 6.13%, 09/15/2023(1)	7,868,431
		AK Steel Corp.
	4,920,000	7.63%, 05/15/2020	4,944,600
	955,000	7.63%, 10/01/2021	950,225
	440,000	8.38%, 04/01/2022	444,400
	2,815,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	3,103,537
		Alere, Inc.
	2,770,000	6.38%, 07/01/2023(1)	2,853,100
	1,970,000	6.50%, 06/15/2020	1,995,433
	1,050,000	7.25%, 07/01/2018	1,068,375
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,140,312
	1,580,000	8.00%, 12/31/2018	1,734,050
		American Builders & Contractors Supply Co., Inc.
	220,000	5.63%, 04/15/2021(1)	227,150
	680,000	5.75%, 12/15/2023(1)	708,900
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,249,022
	575,000	Amsurg Corp. 5.63%, 07/15/2022	586,500
		Anadarko Petroleum Corp.
	165,000	4.85%, 03/15/2021	179,128
	110,000	5.55%, 03/15/2026	125,047
	18,413,000	6.38%, 09/15/2017	19,186,346
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	385,700
	980,000	5.63%, 06/01/2023	999,600
	1,215,000	APX Group, Inc. 7.88%, 12/01/2022	1,278,800
	800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022(1)	839,000
	1,520,000	Avon International Operations, Inc. 7.88%, 08/15/2022(1)	1,634,000
EUR	2,150,000	Axalta Coating Systems LLC 4.25%, 08/15/2024(1)	2,443,349
		Bank of America Corp.
	1,800,000	0.40%, 05/23/2017(2)	1,975,698
$	8,500,000	2.00%, 01/11/2018	8,537,485
	4,700,000	6.88%, 04/25/2018	5,056,072
	4,861,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(1)	5,164,812
	2,045,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,998,988
	1,415,000	BMC East LLC 5.50%, 10/01/2024(1)	1,436,225

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	15,675,000	BMW US Capital LLC 1.50%, 04/11/2019(1)	$15,682,681
		Boyd Gaming Corp.
	930,000	6.38%, 04/01/2026(1)	995,100
	6,090,000	6.88%, 05/15/2023	6,516,300
	1,380,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(1)	1,393,800
	5,025,000	California Resources Corp. 8.00%, 12/15/2022(1)	3,391,875
	425,000	Callon Petroleum Co. 6.13%, 10/01/2024(1)	437,750
	1,060,000	CBS Radio, Inc. 7.25%, 11/01/2024(1)	1,101,075
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,396,584
	925,000	6.00%, 08/15/2022	980,500
	2,340,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,351,700
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,135,685
	3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(1)	3,991,250
	25,000	Change Healthcare Holdings, Inc. 11.00%, 12/31/2019	26,250
		Chemours Co.
	2,130,000	6.63%, 05/15/2023	2,066,100
	330,000	7.00%, 05/15/2025	320,925
	1,198,875	Chinos Intermediate Holdings A, Inc. (Cash) 7.75%, 05/01/2019(1)(8)	491,539
		CIT Group, Inc.
	1,455,000	4.25%, 08/15/2017	1,473,624
	3,795,000	5.25%, 03/15/2018	3,930,330
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,656,989
	10,280,000	Citizens Bank NA 2.50%, 03/14/2019	10,428,196
	2,040,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,126,700
		CNH Industrial Capital LLC
	3,760,000	4.38%, 11/06/2020	3,844,600
	3,535,000	6.25%, 11/01/2016	3,535,000
		Community Health Systems, Inc.
	3,735,000	6.88%, 02/01/2022	2,847,937
	1,930,000	7.13%, 07/15/2020	1,558,475
	1,865,000	Concho Resources, Inc. 5.50%, 04/01/2023	1,907,895
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,458,200
	200,000	4.50%, 04/15/2023	190,500
	2,070,000	4.90%, 06/01/2044	1,762,088
	480,000	5.00%, 09/15/2022	470,400
	1,530,000	Cox Communications, Inc. 5.88%, 12/01/2016(1)	1,535,643
		CSC Holdings LLC
	1,455,000	7.88%, 02/15/2018	1,553,213
	1,830,000	10.13%, 01/15/2023(1)	2,063,325
	1,695,000	10.88%, 10/15/2025(1)	1,949,250
	2,140,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,204,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
EUR	200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017(2)(4)(7)	$214,074
		Diamondback Energy, Inc.
$	1,096,000	4.75%, 11/01/2024(1)	1,096,000
	290,000	7.63%, 10/01/2021	307,110
	8,615,000	DISH DBS Corp. 4.25%, 04/01/2018	8,819,606
	1,130,000	Dollar Tree, Inc. 5.75%, 03/01/2023	1,203,450
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,168,554
	2,055,000	Double Eagle Acquisition Sub, Inc. 7.50%, 10/01/2024(1)	2,116,650
	4,300,000	Ecolab, Inc. 3.00%, 12/08/2016	4,308,647
		Endo Finance LLC
	5,455,000	6.00%, 07/15/2023(1)	4,745,850
	3,675,000	6.50%, 02/01/2025(1)	3,096,187
	1,560,000	Energen Corp. 4.63%, 09/01/2021	1,575,600
	2,050,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	1,998,750
	565,000	Entegris, Inc. 6.00%, 04/01/2022(1)	584,775
	435,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	435,000
	150,000	Exelon Corp. 1.55%, 06/09/2017	150,128
	1,960,000	FBM Finance, Inc. 8.25%, 08/15/2021(1)	2,048,200
	1,485,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,540,688
	9,720,000	Fifth Third Bank 2.30%, 03/15/2019	9,842,744
		First Data Corp.
	3,760,000	5.75%, 01/15/2024(1)	3,816,400
	2,031,000	6.75%, 11/01/2020(1)	2,102,085
	1,655,000	7.00%, 12/01/2023(1)	1,733,613
		Ford Motor Credit Co. LLC
	9,950,000	1.50%, 01/17/2017	9,957,731
	4,625,000	4.25%, 02/03/2017	4,660,770
	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	470,888
	485,000	Frontier Communications Corp. 11.00%, 09/15/2025	496,592
	375,000	Gardner Denver, Inc. 6.88%, 08/15/2021(1)	367,500
	4,600,000	GATX Corp. 1.25%, 03/04/2017	4,601,270
		General Motors Financial Co., Inc.
	7,100,000	2.24%, 05/09/2019(2)	7,144,048
	8,500,000	2.40%, 04/10/2018	8,546,699
	11,675,000	4.75%, 08/15/2017	11,967,377
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	78,938
	1,290,000	5.38%, 04/15/2026	1,370,625
		Goldman Sachs Group, Inc.
	6,750,000	1.46%, 06/04/2017(2)	6,759,538
	1,165,000	2.00%, 04/25/2019	1,171,602
	7,050,000	5.95%, 01/18/2018	7,417,559

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
		Gray Television, Inc.
$	875,000	5.13%, 10/15/2024(1)	$848,750
	220,000	5.88%, 07/15/2026(1)	218,900
	475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	499,700
	1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,941,750
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,542,650
	515,000	HD Supply, Inc. 5.75%, 04/15/2024(1)	540,750
		Hertz Corp.
	1,550,000	5.50%, 10/15/2024(1)	1,504,895
	946,000	7.38%, 01/15/2021(1)	974,380
	6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,386,000
	2,698,660	Homer City Generation L.P. (Cash) 8.73%, 10/01/2026(8)	1,052,477
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023(1)	3,144,669
$	2,845,000	6.00%, 11/01/2020(1)	2,887,675
	585,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(8)	592,313
	1,730,000	Infor US, Inc. 6.50%, 05/15/2022	1,788,388
		International Lease Finance Corp.
	1,450,000	3.88%, 04/15/2018	1,482,625
	1,015,000	5.88%, 04/01/2019	1,090,800
	14,195,000	8.75%, 03/15/2017	14,547,604
	1,175,000	8.88%, 09/01/2017	1,238,156
	255,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	258,506
	835,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(1)	862,138
	9,300,000	JP Morgan Chase & Co. 1.85%, 03/22/2019	9,339,674
		JPMorgan Chase Bank NA
	10,400,000	1.31%, 09/21/2018(2)	10,406,750
EUR	2,050,000	4.38%, 11/30/2021(2)(4)	2,252,854
$	1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,584,375
		KB Home
	1,685,000	7.00%, 12/15/2021	1,807,163
	75,000	7.50%, 09/15/2022	81,188
	1,075,000	8.00%, 03/15/2020	1,193,250
		Kinder Morgan, Inc.
	2,550,000	2.00%, 12/01/2017	2,559,157
	5,616,000	7.00%, 06/15/2017	5,801,216
	6,155,000	Kraft Heinz Foods Co. 1.60%, 06/30/2017	6,167,735
	1,275,000	LafargeHolcim Finance US LLC 4.75%, 09/22/2046(1)	1,286,819
	190,000	Lamar Media Corp. 5.75%, 02/01/2026	203,424
		Laredo Petroleum, Inc.
	1,065,000	5.63%, 01/15/2022	1,038,375
	2,520,000	6.25%, 03/15/2023	2,532,600
	430,000	7.38%, 05/01/2022	442,900
	680,000	Lennar Corp. 4.88%, 12/15/2023	693,600

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	350,000	LifePoint Health, Inc. 5.88%, 12/01/2023	$355,250
	3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,738,281
	3,970,000	M/I Homes, Inc. 6.75%, 01/15/2021	4,178,425
	3,800,000	Macy’s Retail Holdings, Inc. 5.90%, 12/01/2016	3,814,634
		Marathon Oil Corp.
	465,000	5.90%, 03/15/2018	488,463
	11,725,000	6.00%, 10/01/2017	12,144,896
	1,510,000	Matador Resources Co. 6.88%, 04/15/2023	1,585,500
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,236,437
	900,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	940,500
	1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,081,375
	615,000	MGM Growth Properties Operating Partnership L.P. / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024(1)	654,606
	1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	1,131,625
		Molson Coors Brewing Co.
	3,750,000	1.45%, 07/15/2019	3,727,350
	10,775,000	2.00%, 05/01/2017	10,818,606
	5,850,000	Morgan Stanley 6.25%, 08/28/2017	6,083,883
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,404,040
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,057,409
	1,520,000	6.50%, 07/01/2021	1,508,600
	456,000	7.88%, 10/01/2020	465,120
	680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(7)	724,404
		Netflix, Inc.
	2,490,000	4.38%, 11/15/2026(1)	2,449,537
	3,750,000	5.88%, 02/15/2025	4,157,812
		NextEra Energy Capital Holdings, Inc.
	7,365,000	1.59%, 06/01/2017	7,383,619
	2,190,000	1.65%, 09/01/2018	2,194,897
	5,190,000	2.30%, 04/01/2019	5,262,317
		Nissan Motor Acceptance Corp.
	15,300,000	1.38%, 09/13/2019(1)(2)	15,292,120
	9,430,000	1.66%, 04/06/2018(1)(2)	9,472,925
	15,775,000	2.00%, 03/08/2019(1)	15,872,411
	4,375,000	Noble Energy, Inc. 8.25%, 03/01/2019	4,978,890
		Novelis Corp.
	615,000	5.88%, 09/30/2026(1)	622,688
	1,700,000	6.25%, 08/15/2024(1)	1,768,000
	1,790,000	Omnicom Group, Inc. 4.45%, 08/15/2020	1,946,043
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	331,200

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	$1,517,588
	445,000	PDC Energy, Inc. 6.13%, 09/15/2024(1)	462,800
	1,950,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	1,964,625
	515,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(1)	499,550
	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,862,595
	2,965,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,913,112
	1,965,000	Radian Group, Inc. 7.00%, 03/15/2021	2,202,647
	2,110,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024(1)	2,173,300
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	14,000,654
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	1,660,000	5.13%, 07/15/2023(1)	1,704,090
	645,000	7.00%, 07/15/2024(1)	689,344
	7,475,000	9.88%, 08/15/2019	7,661,875
	1,850,000	Rice Energy, Inc. 6.25%, 05/01/2022	1,882,375
	135,000	Rite Aid Corp. 7.70%, 02/15/2027	167,400
	670,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(1)	691,775
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	131,719
	1,915,000	SBA Tower Trust 2.88%, 07/15/2021(1)	1,939,227
	415,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	419,150
	1,055,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(1)	1,010,163
		SM Energy Co.
	1,950,000	5.00%, 01/15/2024	1,813,500
	20,000	5.63%, 06/01/2025	19,050
	265,000	6.13%, 11/15/2022	266,325
	125,000	6.50%, 11/15/2021	126,875
	245,000	6.75%, 09/15/2026	251,125
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,322,681
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,106,145
	125,000	Sovereign Capital Trust 7.91%, 06/13/2036	123,540
		Springleaf Finance Corp.
	380,000	5.25%, 12/15/2019	381,425
	630,000	7.75%, 10/01/2021	656,397
	1,795,000	8.25%, 12/15/2020	1,947,575
		Sprint Communications, Inc.
	7,475,000	8.38%, 08/15/2017	7,783,344
	75,000	9.00%, 11/15/2018(1)	82,500
	4,815,000	Sprint Corp. 7.13%, 06/15/2024	4,526,100

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	5,950,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	$5,996,945
	915,000	Standard Industries, Inc. 5.13%, 02/15/2021(1)	960,750
	460,000	Station Casinos LLC 7.50%, 03/01/2021	483,928
	2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,928,375
	5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,752,800
		Tenet Healthcare Corp.
	1,975,000	5.00%, 03/01/2019	1,915,138
	3,445,000	6.75%, 06/15/2023	3,165,094
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(3)(9)	—
		Time Warner Cable, Inc.
	10,186,000	5.85%, 05/01/2017	10,412,129
	4,700,000	6.75%, 07/01/2018	5,077,922
	4,680,000	8.25%, 04/01/2019	5,350,578
	4,685,000	8.75%, 02/14/2019	5,380,966
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	2,180,220
	975,000	Tribune Media Co. 5.88%, 07/15/2022	975,000
		United States Steel Corp.
	224,000	6.88%, 04/01/2021	221,269
	842,000	7.38%, 04/01/2020	837,790
	1,020,000	7.50%, 03/15/2022	976,650
	1,940,000	8.38%, 07/01/2021(1)	2,061,250
	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	5,048,602
	3,895,000	Verizon Communications, Inc. 2.61%, 09/14/2018(2)	3,999,386
	770,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	787,325
	2,675,000	Viacom, Inc. 6.13%, 10/05/2017	2,782,000
	475,000	Vizient, Inc. 10.38%, 03/01/2024(1)	529,625
	4,855,000	Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	4,878,265
	14,475,000	Wells Fargo Bank NA 1.65%, 01/22/2018	14,524,215
		WMG Acquisition Corp.
	2,995,000	4.88%, 11/01/2024(1)	2,987,512
	320,000	5.00%, 08/01/2023(1)	324,000
		WPX Energy, Inc.
	2,085,000	5.25%, 09/15/2024	1,980,750
	2,305,000	6.00%, 01/15/2022	2,299,237
	900,000	8.25%, 08/01/2023	972,000
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,684,000
	1,280,000	6.38%, 05/15/2025	1,347,610
	3,750,000	ZFS Finance USA Trust 6.50%, 05/09/2037(1)(2)	3,777,187

			720,370,370

		Total Corporate Bonds (cost $920,685,980)	$926,016,495

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.6%
		Argentina - 0.1%
		Argentine Republic Government International Bond
$	960,000	6.88%, 04/22/2021(1)	$1,038,720
	2,495,000	7.50%, 04/22/2026(1)	2,725,787

			3,764,507

		Australia - 9.2%
		Australia Government Bond
AUD	53,755,000	1.75%, 11/21/2020(4)	40,836,051
	139,570,000	2.75%, 10/21/2019(4)	109,370,545
	93,065,000	3.25%, 10/21/2018(4)	72,984,061
	53,245,000	5.25%, 03/15/2019(4)	43,841,838
	40,000,000	5.50%, 01/21/2018(4)	31,840,886
	37,345,000	5.75%, 05/15/2021(4)	33,236,814

			332,110,195

		Brazil - 0.1%
EUR	3,550,000	Banco Nacional de Desenvolvimento Economico e Social 4.13%, 09/15/2017(4)	3,988,913

		Canada - 10.2%
		Canadian Government Bond
CAD	91,810,000	0.75%, 03/01/2021	68,697,673
	123,005,000	0.75%, 09/01/2021	91,907,561
	127,930,000	1.25%, 02/01/2018	96,184,513
	62,485,000	1.25%, 09/01/2018	47,176,571
	86,645,000	1.75%, 09/01/2019	66,726,921

			370,693,239

		Denmark - 6.5%
		Denmark Government Bond
DKK	536,155,000	0.25%, 11/15/2018	80,315,082
	283,340,000	4.00%, 11/15/2017	43,811,110
	656,235,000	4.00%, 11/15/2019	109,953,599

			234,079,791

		Italy - 2.0%
EUR	67,180,000	Italy Buoni Poliennali Del Tesoro 0.05%, 10/15/2019	73,341,255

		Mexico - 2.8%
		Mexican Bonos
MXN	1,281,795,400	5.75%, 03/05/2026	65,414,019
	553,006,300	10.00%, 12/05/2024	36,385,889

			101,799,908

		New Zealand - 2.1%
		New Zealand Government Bond
NZD	33,540,000	2.75%, 04/15/2025(4)	24,264,733
	62,405,000	5.50%, 04/15/2023(4)	52,832,228

			77,096,961

		Norway - 5.5%
		Norway Government Bond
NOK	338,930,000	3.75%, 05/25/2021(1)(4)	46,064,551
	382,165,000	4.25%, 05/19/2017(1)(4)	47,164,990
	786,135,000	4.50%, 05/22/2019(1)(4)	104,161,805

			197,391,346

		Portugal - 0.3%
EUR	10,310,000	Portugal Obrigacoes do Tesouro OT 2.88%, 07/21/2026(1)(4)	10,878,652

		South Korea - 4.4%
		Korea Treasury Bond
KRW	133,429,250,000	1.50%, 06/10/2019	116,795,867

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.6% - (continued)
		South Korea - 4.4% - (continued)
KRW	46,320,300,000	2.00%, 03/10/2020	$41,138,620

			157,934,487

		Sweden - 3.2%
		Sweden Government Bond
SEK	353,540,000	3.75%, 08/12/2017	40,538,136
	607,920,000	4.25%, 03/12/2019	75,315,676

			115,853,812

		United Kingdom - 0.2%
GBP	4,570,000	United Kingdom Gilt 2.50%, 07/22/2065(4)	7,056,152

		Total Foreign Government Obligations (cost $1,717,804,679)	$1,685,989,218

SENIOR FLOATING RATE INTERESTS - 1.6%(10)
		Ireland - 0.1%
$	1,188,791	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	$1,199,562

		United Kingdom - 0.1%
	4,810,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	4,813,992

		United States - 1.4%
	936,338	American Builders & Contractors Supply Co. 3.50%, 10/31/2023	939,849
	3,318,613	Amsurg Corp. 3.50%, 07/16/2021	3,316,986
		Asurion LLC
	855,000	0.00%, 10/27/2023(11)	855,000
	1,872,315	4.34%, 07/08/2020	1,873,101
	999,509	5.00%, 05/24/2019	999,689
	1,240,000	8.50%, 03/03/2021	1,248,779
	1,922,270	B.C. Unlimited LLC 3.75%, 12/10/2021	1,930,286
	1,230,000	Berlin Packaging LLC 0.00%, 10/01/2021(11)	1,234,613
	56,228	Chrysler Group LLC 3.50%, 05/24/2017	56,264
		Community Health Systems, Inc.
	195,720	3.75%, 12/31/2019	184,895
	360,119	4.00%, 01/27/2021	339,682
		First Data Corp.
	2,384,374	3.52%, 03/24/2021	2,393,911
	2,685,000	4.27%, 07/08/2022	2,703,473
EUR	1,304,650	Gardner Denver, Inc. 4.75%, 07/30/2020	1,399,182
$	1,012,111	Global Payments, Inc. 3.50%, 04/22/2023	1,018,436
	3,336,638	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	3,358,526
		Hostess Brands LLC
	3,512,435	4.50%, 08/03/2022	3,535,477
	975,000	8.50%, 08/03/2023	980,489
	819,551	Hyland Software, Inc. 4.75%, 07/01/2022	822,829
	2,804,088	Lands’ End, Inc. 4.25%, 04/04/2021	2,140,445
	4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,090,281

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.6%(10) - (continued)
		United States - 1.4% - (continued)
$	2,890,554	LTS Buyer LLC 4.09%, 04/13/2020	$2,893,445
	504,261	Magic Newco LLC 6.50%, 12/12/2018	507,539
	2,549,638	Rexnord LLC 4.00%, 08/21/2020	2,555,375
	2,876,362	ServiceMaster Co. 4.25%, 07/01/2021	2,878,174
EUR	782,000	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	859,780
$	1,302,140	Tribune Media Co. 3.75%, 12/27/2020	1,308,325
	1,831,500	Univar, Inc. 4.25%, 07/01/2022	1,833,789
	1,970,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,977,644

			50,236,264

		Total Senior Floating Rate Interests (cost $57,082,484)	$56,249,818

U.S. GOVERNMENT AGENCIES - 0.2%
		United States - 0.2%
		FHLMC - 0.1%
	3,690,853	1.73%, 09/25/2041(2)(6)	$350,702
	11,435,000	2.02%, 02/25/2041(2)(6)	861,270
	6,087,872	2.21%, 01/25/2042(2)(6)	764,028
	1,865,000	3.18%, 03/25/2028(2)	1,897,308
	1,735,000	3.38%, 04/25/2028(2)	1,775,581

			5,648,889

		SLM Student Loan Trust - 0.1%
	2,651,744	0.97%, 01/26/2026(2)	2,607,343
	733,173	1.63%, 01/25/2019(2)	733,412

			3,340,755

		Total U.S. Government Agencies (cost $8,910,553)	$8,989,644

U.S. GOVERNMENT SECURITIES - 9.0%
		United States - 9.0%
		U.S. Treasury Notes - 9.0%
	16,600,240	0.25%, 01/15/2025(12)	$16,820,010
	12,975,000	0.63%, 08/31/2017	12,968,915
	6,705,000	0.63%, 05/31/2017	6,706,307
	98,675,000	0.63%, 04/30/2018(13)	98,412,919
	25,000,000	0.75%, 01/31/2018	24,997,075
	53,350,000	1.00%, 09/30/2019(13)	53,364,565
	45,680,000	1.25%, 01/31/2019	46,010,129
	33,980,000	1.38%, 04/30/2020(14)	34,281,301
	22,310,000	1.38%, 01/31/2021	22,418,070
	9,710,000	1.38%, 04/30/2021	9,744,519

			325,723,810

		Total U.S. Government Securities (cost $324,538,303)	$325,723,810

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.3%
		Home Builders - 0.0%
$	147,000	M/I Homes, Inc. 3.00%, 03/01/2018	$146,908

		Insurance - 0.1%
	1,610,000	MGIC Investment Corp. 2.00%, 04/01/2020	2,056,775

		Media - 0.1%
	3,139,000	DISH Network Corp. 3.38%, 08/15/2026(1)	3,596,117

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	531,300
	1,035,000	PDC Energy, Inc. 1.13%, 09/15/2021	1,051,819

			1,583,119

		Semiconductors - 0.1%
	166,000	Microchip Technology, Inc. 1.63%, 02/15/2025	206,047
		Micron Technology, Inc.
	1,033,000	2.13%, 02/15/2033	1,767,076
	1,953,000	3.00%, 11/15/2043	1,722,302

			3,695,425

		Total Convertible Bonds (cost $11,056,229)	$11,078,344

COMMON STOCKS - 0.0%
		United States - 0.0%
	15,841	TCEH Corp.*	$240,783

		Total Common Stocks (cost $711,734)	$240,783

		Total Long-Term Investments (cost $3,553,620,479)	$3,524,674,830

SHORT-TERM INVESTMENTS - 1.9%
		Other Investment Pools & Funds - 1.9%
$	68,008,822	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$68,008,822

		Total Short-Term Investments (cost $68,008,822)	$68,008,822

Total Investments Excluding Purchased Options (cost $3,621,629,301)	99.3%	$3,592,683,652

Total Purchased Options (cost $4,885,524)	0.1%	$3,117,369

Total Investments (cost $3,626,514,825)^	99.4%	$3,595,801,021
Other Assets and Liabilities	0.6%	22,424,215

Total Net Assets	100.0%	$3,618,225,236

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,630,319,774 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,314,952
Unrealized Depreciation	(77,833,705)

Net Unrealized Depreciation	$(34,518,753)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $740,596,717, which represents 20.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $2,717,408, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $658,975,878, which represents 18.2% of total net assets.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2016	925,000	Texas Competitive Electric Holdings Co. LLC	$—

At October 31, 2016, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/JPY Put	DEUT	117.00 JPY per USD	02/24/17	USD	2,897,000	$2,804	$76,538	$(73,734)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	128,470	198,377	(69,907)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	128,511	198,003	(69,492)
USD Call/JPY Put	BOA	115.00 JPY per USD	03/12/21	USD	5,530,000	171,203	243,320	(72,117)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	5,531,000	171,234	216,981	(45,747)
USD Call/JPY Put	MSC	106.50 JPY per USD	09/26/17	USD	16,262,000	444,050	262,859	181,191
USD Call/JPY Put	SCB	111.00 JPY per USD	12/05/16	USD	26,257,000	12,183	86,648	(74,465)
USD Call/JPY Put	GSC	110.35 JPY per USD	01/10/17	USD	26,864,000	81,398	85,965	(4,567)
USD Call/JPY Put	HSBC	110.00 JPY per USD	11/01/16	USD	52,941,000	—	160,411	(160,411)
USD Call/KRW Put	DEUT	1,490.00 KRW per USD	02/17/17	USD	567,000	6,914	122,472	(115,558)
USD Call/SGD Put	GSC	1.53 SGD per USD	11/29/16	USD	12,349,000	—	132,752	(132,752)

Total Calls						$1,146,767	$1,784,326	$(637,559)

Puts
AUD Put/USD Call	JPM	0.68 USD per AUD	01/11/17	AUD	15,210,000	$11,015	$403,237	$(392,222)
EUR Put/SEK Call	CBK	9.30 SEK per EUR	02/02/17	EUR	15,960,000	10,968	111,118	(100,150)
EUR Put/SEK Call	GSC	9.30 SEK per EUR	02/02/17	EUR	15,985,000	10,985	159,135	(148,150)
EUR Put/SEK Call	CBK	9.35 SEK per EUR	03/16/17	EUR	4,790,000	10,075	48,248	(38,173)
EUR Put/SEK Call	GSC	9.50 SEK per EUR	03/16/17	EUR	44,460,000	180,826	863,342	(682,516)
EUR Put/USD Call	MSC	1.07 SEK per EUR	01/18/17	EUR	35,110,000	221,732	266,012	(44,280)
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	2,430,028	57,396	16,841	40,555
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	3,726,972	88,029	27,761	60,268
GBP Put/USD Call	GSC	1.25 USD per GBP	01/13/17	GBP	500,000	379,074	127,238	251,836
GBP Put/USD Call	GSC	1.25 USD per GBP	09/06/17	GBP	505,000	296,102	128,473	167,629

Total Puts						$1,266,202	$2,151,405	$(885,203)

Total purchased option contracts						$2,412,969	$3,935,731	$(1,522,762)

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.86 SEK per EUR	02/02/17	EUR	(15,985,000)	$(285,270)	$(159,134)	$(126,136)
EUR Call/SEK Put	CBK	9.82 SEK per EUR	02/02/17	EUR	(15,960,000)	(326,960)	(111,117)	(215,843)
EUR Call/SEK Put	GSC	9.75 SEK per EUR	03/16/17	EUR	(44,460,000)	(1,264,417)	(455,417)	(809,000)
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(48,588)	(82,771)	34,183
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(5,531,000)	(64,785)	(90,598)	25,813
USD Call/JPY Put	BOA	140.00 JPY per USD	03/12/21	USD	(5,530,000)	(64,773)	(106,287)	41,514
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(48,620)	(83,850)	35,230

Total Calls						$(2,103,413)	$(1,089,174)	$(1,014,239)

Puts
AUD Put/USD Call	JPM	0.59 USD per AUD	01/11/17	AUD	(15,210,000)	$(452)	$(143,108)	$142,656
EUR Put/SEK Call	GSC	9.35 SEK per EUR	03/16/17	EUR	(44,460,000)	(93,512)	(492,909)	399,397
USD Put/JPY Call	SCB	94.20 JPY per USD	12/05/16	USD	(26,257,000)	(4,752)	(86,648)	81,896
USD Put/JPY Call	GSC	94.45 JPY per USD	01/10/17	USD	(26,864,000)	(32,398)	(85,965)	53,567

Total Puts						$(131,114)	$(808,630)	$677,516

Total written option contracts						$(2,234,527)	$(1,897,804)	$(336,723)

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	38,805,000	$11,607	$70,819	$(59,212)
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	100,745,000	30,134	187,260	(157,126)

Total Calls						$41,741	$258,079	$(216,338)

Puts
Interest Rate Swaption EUR	BNP	80.00%	01/18/17	EUR	58,950,000	$162,933	$211,381	$(48,448)
Interest Rate Swaption EUR	BNP	85.00%	01/18/17	USD	65,125,000	179,497	224,681	(45,184)
Interest Rate Swaption USD	JPM	1.85%	09/11/17	USD	13,350,000	320,229	255,652	64,577

Total Puts						$662,659	$691,714	$(29,055)

Total purchased swaption contracts						$704,400	$949,793	$(245,393)

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.EUR.26	BNP	105.00 USD	01/18/17	USD	(65,125,000)	$(63,859)	$(94,431)	$30,572
Credit Default Swaption CDX.NA.IG.27	BNP	100.00 EUR	01/18/17	EUR	(58,950,000)	(52,458)	(85,874)	33,416

Total Puts						$(116,317)	$(180,305)	$63,988

Total written swaption contracts						$(116,317)	$(180,305)	$63,988

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	34	12/15/2016	$3,430,167	$3,430,119	$(48)
Euro-BOBL Future	592	12/08/2016	85,550,619	85,204,214	(346,405)
Euro-BTP Future	4	12/08/2016	632,616	608,417	(24,199)
U.S. Treasury 10-Year Note Future	1,924	12/20/2016	250,574,773	249,398,500	(1,176,273)
U.S. Treasury 5-Year Note Future	2,238	12/30/2016	270,871,507	270,343,406	(528,101)

Total					$(2,075,026)

Short position contracts:
Australian 3-Year Bond Future	4	12/15/2016	$342,146	$342,485	$(339)
Canadian Government 10-Year Bond Future	358	12/19/2016	38,967,892	38,599,836	368,056
Euro BUXL 30-Year Bond Future	173	12/08/2016	35,048,418	34,161,154	887,264
Euro-Bund Future	534	12/08/2016	95,862,087	95,063,834	798,253
Euro-Oat Future	344	12/08/2016	60,157,210	59,022,958	1,134,252
Euro-Schatz Future	939	12/08/2016	115,458,961	115,427,585	31,376
Japan 10-Year Bond Future	50	12/13/2016	72,374,993	72,332,412	42,581
Long Gilt Futures	885	12/28/2016	137,400,641	135,773,379	1,627,262
U.S. 10-Year Ultra Future	121	12/20/2016	17,478,233	17,123,391	354,842
U.S. Treasury 2-Year Note Future	8	12/30/2016	1,747,612	1,745,125	2,487
U.S. Treasury Long Bond Future	40	12/20/2016	6,750,547	6,508,750	241,797
U.S. Treasury Ultra Bond Future	617	12/20/2016	110,700,640	108,553,437	2,147,203

Total					$7,635,034

Total futures contracts					$5,560,008

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	$64,500	$—	$69,592	$5,092
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	172,500	—	91,686	(80,814)
CMBX.NA.BBB.7	CSI	USD	4,430,000	(3.00%)	01/17/47	435,313	—	374,380	(60,933)
CMBX.NA.BBB.7	CSI	USD	5,165,000	(3.00%)	01/17/47	507,538	—	436,496	(71,042)
CMBX.NA.BBB.7	MSC	USD	4,800,000	(3.00%)	01/17/47	471,714	—	405,649	(66,065)
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00%)	12/20/16	1,921	—	5,463	3,542

Total						$1,653,486	$—	$1,383,266	$(270,220)

Sell protection:
CMBX.NA.BB.6	MSC	USD	3,210,000	5.00%	05/11/63	$—	$(596,213)	$(493,070)	$103,143
CMBX.NA.BB.6	JPM	USD	3,220,000	5.00%	05/11/63	—	(558,275)	(494,606)	63,669
CMBX.NA.BB.8	MSC	USD	3,710,000	5.00%	10/17/57	—	(1,080,697)	(1,007,752)	72,945
CMBX.NA.BB.8	CSI	USD	3,810,000	5.00%	10/17/57	—	(1,039,890)	(1,035,974)	3,916

Total						$—	$(3,275,075)	$(3,031,402)	$243,673

Total traded indices						$1,653,486	$(3,275,075)	$(1,648,136)	$(26,547)

Credit default swaps on single-name issues:
Buy protection:
Alcoa, Inc.	GSC	USD	3,760,000	(1.00%)/2.49%	12/20/21	$264,405	$—	$260,767	$(3,638)
Alcoa, Inc.	GSC	USD	8,875,000	(1.00%)/2.49%	12/20/21	734,062	—	615,507	(118,555)
ArcelorMittal	CSI	EUR	1,725,000	(5.00%)/3.75%	12/20/21	—	(75,963)	(122,064)	(46,101)
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00%)/1.10%	06/20/18	—	(140,865)	(172,703)	(31,838)
BHP Billiton plc	BCLY	USD	2,050,000	(1.00%)/1.08%	12/20/21	19,731	—	6,016	(13,715)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00%)/3.29%	12/20/21	219,701	—	208,627	(11,074)
Cox Communications, Inc.	BNP	USD	4,290,000	(1.00%)/1.10%	12/20/21	16,553	—	16,163	(390)
Dell Inc.	JPM	USD	7,130,000	(1.00%)/3.01%	12/20/21	785,591	—	659,580	(126,011)
Gap, Inc.	GSC	USD	2,120,000	(1.00%)/3.11%	12/20/21	247,532	—	206,023	(41,509)
Glencore International AG	BCLY	EUR	2,270,000	(5.00%)/1.93%	06/20/21	—	(59,220)	(357,049)	(297,829)
Glencore International AG	BNP	EUR	2,705,000	(5.00%)/1.93%	06/20/21	—	(70,568)	(425,470)	(354,902)
Istar, Inc.	GSC	USD	2,900,000	(5.00%)/4.74%	12/20/21	—	(36,112)	(49,104)	(12,992)
Kohl’s Corp.	CBK	USD	2,030,000	(1.00%)/1.92%	12/20/21	105,037	—	87,195	(17,842)
Macy’s, Inc.	CBK	USD	5,200,000	(1.00%)/1.92%	12/20/21	287,306	—	223,636	(63,670)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)/1.27%	03/20/20	73,677	—	23,821	(49,856)
Mondelez International, Inc.	GSC	USD	15,300,000	(1.00%)/0.64%	12/20/21	—	(255,361)	(287,127)	(31,766)
Nordstrom, Inc.	CSI	USD	2,030,000	(1.00%)/1.58%	12/20/21	54,721	—	55,062	341
Societe Generale S.A.	BCLY	EUR	2,915,000	(1.00%)/0.58%	12/20/20	—	(41,376)	(58,848)	(17,472)
Societe Generale S.A.	BCLY	EUR	6,535,000	(1.00%)/0.58%	12/20/20	—	(87,062)	(126,546)	(39,484)
Target Corp.	CSI	USD	1,860,000	(1.00%)/0.47%	12/20/21	—	(47,937)	(51,440)	(3,503)
Teck Resources Ltd.	GSC	USD	1,410,000	(5.00%)/3.00%	12/20/21	—	(142,263)	(139,452)	2,811
Teck Resources Ltd.	GSC	USD	1,405,000	(5.00%)/3.00%	12/20/21	—	(142,591)	(140,197)	2,394
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)/1.20%	12/20/17	—	(112,997)	(159,500)	(46,503)
Vale S.A.	BNP	USD	2,290,000	(1.00%)/3.80%	12/20/21	321,432	—	289,891	(31,541)

Total						$3,129,748	$(1,212,315)	$562,788	$(1,354,645)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	2,500,000	5.00%/4.33%	12/20/21	$174,772	$—	$89,337	$(85,435)
BNP Paribas S.A.	BCLY	EUR	6,530,000	1.00%/0.64%	12/20/20	86,995	—	114,744	27,749
BNP Paribas S.A.	BCLY	EUR	2,970,000	1.00%/0.64%	12/20/20	44,829	—	52,189	7,360
CalAtlantic Group, Inc.	JPM	USD	4,230,000	5.00%/2.45%	12/20/21	548,601	—	536,324	(12,277)
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.63%	03/20/20	111,987	—	165,515	53,528
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.63%	03/20/20	57,544	—	98,728	41,184
Tenet Healthcare Corp.	JPM	USD	4,885,000	5.00%/6.68%	12/20/21	—	(334,945)	(316,870)	18,075

Total						$1,024,728	$(334,945)	$739,967	$50,184

Total single-name issues						$4,154,476	$(1,547,260)	$1,302,755	$(1,304,461)

Total OTC contracts						$5,807,962	$(4,822,335)	$(345,381)	$(1,331,008)

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27	USD	16,465,000	(5.00%)	12/20/21	$(684,450)	$(638,277)	$46,173
CDX.NA.IG.26	USD	27,425,000	(1.00%)	06/20/21	362,259	377,488	15,229
ITRAXX.EUR.25	EUR	49,600,000	(1.00%)	06/20/21	(875,679)	(895,012)	(19,333)
ITRAXX.XOV.25	EUR	6,450,000	(5.00%)	06/20/21	487,382	575,943	88,561
ITRAXX.XOV.25	EUR	12,600,000	(5.00%)	12/20/21	(1,100,941)	(1,124,048)	(23,107)

Total					$(1,811,429)	$(1,703,906)	$107,523

Total					$(1,811,429)	$(1,703,906)	$107,523

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	0.95% Fixed	3M CAD CDOR	CAD	31,690,000	03/15/22	$—	$—	$152,316	$152,316
CBK	3M SEK STIBOR	0.09% Fixed	SEK	202,320,000	03/15/22	—	—	18,373	18,373
CBK	3M SEK STIBOR	0.38% Fixed	SEK	149,845,000	03/20/22	—	—	(19,111)	(19,111)
CBK	3M SEK STIBOR	0.79% Fixed	SEK	45,745,000	03/15/27	—	—	(45,868)	(45,868)
CBK	3M SEK STIBOR	1.52% Fixed	SEK	99,980,000	03/16/27	—	—	(112,211)	(112,211)
CBK	6M NOK NIBOR	1.19% Fixed	NOK	445,750,000	12/20/18	—	—	(5,064)	(5,064)
DEUT	3M NZD Bank Bill	2.35% Fixed	NZD	53,603,000	03/15/22	—	—	(226,780)	(226,780)
DEUT	3M NZD Bank Bill	2.32% Fixed	NZD	26,605,000	03/20/22	—	—	(198,685)	(198,685)
DEUT	3M NZD Bank Bill	2.74% Fixed	NZD	8,588,000	03/15/27	—	—	(79,435)	(79,435)
DEUT	8.43% Fixed	3M ZAR JIBAR	ZAR	112,510,000	03/15/27	—	—	(122,771)	(122,771)
DEUT	1.01% Fixed	6M NOK NIBOR	NOK	208,615,000	03/15/22	—	—	455,828	455,828
GSC	1.07% Fixed	3M CAD CDOR	CAD	23,390,000	03/20/22	—	—	62,353	62,353
GSC	3M CAD CDOR	1.74% Fixed	CAD	16,305,000	03/16/27	—	—	(146,527)	(146,527)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	11,135	—	(41,187)	(52,322)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	24,049	—	(41,187)	(65,236)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(88,441)	(88,441)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(89,790)	(89,790)
GSC	8.16% Fixed	3M ZAR JIBAR	ZAR	112,175,000	12/21/26	—	—	4,475	4,475
GSC	2.48% Fixed	6M PLN WIBOR	PLN	57,450,000	03/15/27	—	—	99,806	99,806
HSBC	1.30% Fixed	3M KRW KSDA	KRW	8,653,920,000	03/15/27	44,558	—	158,431	113,873
JPM	2.24% Fixed	3M HKD HIBOR	HKD	26,400,000	06/16/26	8,345	—	(32,836)	(41,181)
JPM	2.38% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(94,469)	(94,469)
JPM	1.30% Fixed	3M KRW KSDA	KRW	7,183,795,000	03/15/27	36,645	—	130,259	93,614
JPM	2.20% Fixed	3M NZD Bank Bill	NZD	35,360,000	03/15/22	—	—	327,517	327,517
JPM	8.07% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	—	—	57,821	57,821
JPM	8.22% Fixed	3M ZAR JIBAR	ZAR	225,020,000	03/15/27	—	—	(20,339)	(20,339)
JPM	8.39% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	—	—	(127,350)	(127,350)
JPM	8.44% Fixed	3M ZAR JIBAR	ZAR	112,510,000	03/15/27	—	—	(132,224)	(132,224)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	8.46% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	$—	$—	$(164,963)	$(164,963)
JPM	1.16% Fixed	6M NOK NIBOR	NOK	151,775,000	03/20/22	—	—	183,191	183,191
JPM	1.46% Fixed	6M NOK NIBOR	SEK	226,535,000	03/16/27	130,367	—	319,893	189,526
JPM	1.46% Fixed	6M NOK NIBOR	SEK	265,375,000	03/16/27	356,243	—	374,793	18,550
JPM	6M NOK NIBOR	1.19% Fixed	NOK	471,657,000	12/20/18	3,918	—	(5,412)	(9,330)
JPM	2.44% Fixed	6M PLN WIBOR	PLN	131,925,000	03/15/27	—	—	352,942	352,942
JPM	6M PLN WIBOR	2.16% Fixed	PLN	22,535,000	03/15/22	—	—	848	848
MSC	2.37% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(91,130)	(91,130)
MSC	1.46% Fixed	3M SEK STIBOR	SEK	117,120,000	03/16/27	114,297	—	165,409	51,112
MSC	1.37% Fixed	6M NOK NIBOR	NOK	46,735,000	03/15/27	—	—	163,811	163,811
MSC	1.46% Fixed	6M NOK NIBOR	SEK	117,120,000	03/16/27	103,035	—	165,387	62,352
UBS	2.14% Fixed	6M AUD BBR	AUD	7,835,000	03/15/27	—	—	193,642	193,642
UBS	6M AUD BBR	1.96% Fixed	AUD	16,185,000	03/15/22	—	—	(149,499)	(149,499)

Total						$832,592	$—	$1,351,816	$519,224

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.16% Fixed	3M USD LIBOR	USD	333,490,000	02/28/21	$—	$(50,579)	$(1,028,903)	$(978,324)
3M USD LIBOR	1.17% Fixed	USD	12,075,000	03/15/22	—	—	(5,411)	(5,411)
3M USD LIBOR	1.29% Fixed	USD	17,910,000	03/20/22	—	—	(22,627)	(22,627)
3M USD LIBOR	1.88% Fixed	USD	36,868,503	06/16/26	20,461	—	(248,659)	(269,120)
3M USD LIBOR	1.45% Fixed	USD	5,700,000	03/15/27	—	—	(28,147)	(28,147)
3M USD LIBOR	1.96% Fixed	USD	118,655,000	03/16/27	—	(411,402)	(737,190)	(325,788)
0.01% Fixed	6M EUR EURIBOR	EUR	10,992,000	03/15/22	47,477	—	94,954	47,477
0.09% Fixed	6M EUR EURIBOR	EUR	16,365,000	03/20/22	—	—	53,390	53,390
6M EUR EURIBOR	0.38% Fixed	EUR	4,810,000	03/15/27	—	—	(98,963)	(98,963)
6M EUR EURIBOR	0.84% Fixed	EUR	10,540,000	03/16/27	—	—	(134,548)	(134,548)
0.88% Fixed	6M GBP LIBOR	GBP	4,155,000	03/15/27	—	—	173,461	173,461
6M GBP LIBOR	0.89% Fixed	GBP	14,794,000	03/20/22	—	—	(81,134)	(81,134)
0.22% Fixed	6M JPY LIBOR	JPY	1,239,794,000	03/16/27	—	—	2,732	2,732
6M JPY LIBOR	0.00% Fixed	JPY	2,473,030,000	03/15/22	—	—	190,119	190,119
6M JPY LIBOR	0.00% Fixed	JPY	1,823,130,000	03/20/22	—	—	65,495	65,495
6M JPY LIBOR	0.00% Fixed	JPY	550,320,000	03/15/27	—	—	63,558	63,558

Total					$67,938	$(461,981)	$(1,741,873)	$(1,347,830)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	CBA	$168,158,727	$168,516,334	$357,607
AUD	Buy	11/04/16	GSC	83,907,281	84,257,786	350,505
AUD	Buy	11/04/16	BCLY	83,980,044	84,258,548	278,504
AUD	Buy	11/04/16	GSC	4,158,282	4,194,786	36,504
AUD	Buy	11/04/16	CBA	954,066	958,374	4,308
AUD	Buy	11/04/16	GSC	1,676,422	1,673,351	(3,071)
AUD	Buy	11/04/16	SCB	1,410,218	1,407,136	(3,082)
AUD	Buy	11/04/16	GSC	1,870,526	1,863,505	(7,021)
AUD	Buy	11/04/16	GSC	963,715	954,571	(9,144)
AUD	Buy	11/04/16	RBC	1,792,183	1,779,837	(12,346)
AUD	Buy	11/04/16	MSC	4,417,684	4,392,546	(25,138)
AUD	Buy	11/04/16	RBS	4,013,735	3,985,618	(28,117)

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	CBK	$4,420,684	$4,391,786	$(28,898)
AUD	Buy	11/04/16	CBA	8,842,007	8,784,332	(57,675)
AUD	Buy	11/04/16	CBA	8,137,812	8,071,637	(66,175)
AUD	Buy	12/05/16	CBA	1,073,143	1,075,404	2,261
AUD	Buy	12/05/16	GSC	535,092	537,322	2,230
AUD	Buy	12/05/16	BCLY	535,556	537,322	1,766
AUD	Buy	12/05/16	HSBC	3,192,340	3,192,013	(327)
AUD	Sell	11/04/16	CBA	173,685,065	172,552,152	1,132,913
AUD	Sell	11/04/16	CBK	86,843,398	86,275,696	567,702
AUD	Sell	11/04/16	MSC	86,770,207	86,276,457	493,750
AUD	Sell	11/04/16	HSBC	14,336,365	14,248,584	87,781
AUD	Sell	11/04/16	GSC	4,437,572	4,403,956	33,616
AUD	Sell	11/04/16	HSBC	1,590,508	1,582,838	7,670
AUD	Sell	11/04/16	DEUT	4,001,441	3,997,027	4,414
AUD	Sell	11/04/16	GSC	2,681,078	2,677,361	3,717
AUD	Sell	11/04/16	BCLY	535,977	537,754	(1,777)
AUD	Sell	11/04/16	GSC	535,517	537,754	(2,237)
AUD	Sell	11/04/16	CBA	1,073,985	1,076,269	(2,284)
AUD	Sell	11/04/16	CBA	1,100,528	1,102,890	(2,362)
AUD	Sell	11/04/16	MSC	1,392,639	1,403,333	(10,694)
AUD	Sell	11/04/16	RBC	2,803,903	2,818,075	(14,172)
AUD	Sell	12/05/16	MSC	1,416,114	1,413,606	2,508
AUD	Sell	12/05/16	SSG	2,640,628	2,652,411	(11,783)
AUD	Sell	12/05/16	BCLY	83,914,131	84,190,861	(276,730)
AUD	Sell	12/05/16	GSC	83,840,705	84,190,102	(349,397)
AUD	Sell	12/05/16	CBA	168,026,903	168,380,964	(354,061)
CAD	Buy	11/04/16	CBA	950,203	939,416	(10,787)
CAD	Buy	11/04/16	RBC	2,069,768	2,042,855	(26,913)
CAD	Buy	11/04/16	JPM	2,817,625	2,780,967	(36,658)
CAD	Buy	11/04/16	RBC	1,772,072	1,729,717	(42,355)
CAD	Buy	11/04/16	RBC	2,675,081	2,616,943	(58,138)
CAD	Buy	11/04/16	CBK	3,821,720	3,739,767	(81,953)
CAD	Buy	11/04/16	TDB	5,725,116	5,630,527	(94,589)
CAD	Buy	11/04/16	CIB	4,436,679	4,335,476	(101,203)
CAD	Buy	11/04/16	CBK	5,708,781	5,602,940	(105,841)
CAD	Buy	11/04/16	GSC	13,095,329	12,853,586	(241,743)
CAD	Buy	11/04/16	RBC	327,128,065	326,464,668	(663,397)
CAD	Buy	12/05/16	RBC	1,603,867	1,595,857	(8,010)
CAD	Buy	12/05/16	HSBC	6,889,408	6,879,340	(10,068)
CAD	Sell	11/04/16	GSC	337,089,809	332,312,154	4,777,655
CAD	Sell	11/04/16	GSC	10,524,227	10,282,868	241,359
CAD	Sell	11/04/16	RBC	5,651,874	5,532,112	119,762
CAD	Sell	11/04/16	SSG	4,313,645	4,242,279	71,366
CAD	Sell	11/04/16	GSC	2,632,734	2,570,717	62,017
CAD	Sell	11/04/16	RBC	3,214,901	3,153,751	61,150
CAD	Sell	11/04/16	GSC	2,477,387	2,434,278	43,109
CAD	Sell	11/04/16	GSC	2,906,054	2,866,707	39,347
CAD	Sell	11/04/16	BMO	1,483,634	1,450,129	33,505
CAD	Sell	11/04/16	RBC	1,101,516	1,084,801	16,715
CAD	Sell	11/04/16	RBC	2,821,818	2,807,062	14,756
CAD	Sell	11/30/16	BMO	53,571,174	53,254,191	316,983
CAD	Sell	12/05/16	RBC	327,211,179	326,534,863	676,316
CAD	Sell	12/05/16	RBC	6,879,561	6,871,883	7,678
CAD	Sell	12/05/16	RBC	2,698,137	2,692,077	6,060
CAD	Sell	12/05/16	SSG	1,056,910	1,055,205	1,705
CHF	Buy	11/04/16	CBK	4,018,303	4,007,636	(10,667)
CHF	Buy	11/04/16	CBK	4,037,946	3,992,474	(45,472)
CHF	Sell	11/04/16	UBS	8,029,453	7,858,604	170,849
CHF	Sell	11/04/16	GSC	141,470	141,505	(35)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
DKK	Buy	11/04/16	SCB	$130,607,211	$130,999,839	$392,628
DKK	Buy	11/04/16	BCLY	2,314,771	2,259,458	(55,313)
DKK	Buy	11/04/16	BNP	5,204,932	5,098,135	(106,797)
DKK	Sell	11/04/16	BCLY	141,791,038	138,357,432	3,433,606
DKK	Sell	12/05/16	SCB	130,782,358	131,181,553	(399,195)
EUR	Buy	11/04/16	CBK	12,813,457	12,912,657	99,200
EUR	Buy	11/04/16	JPM	2,826,913	2,849,107	22,194
EUR	Buy	11/04/16	GSC	1,741,769	1,745,696	3,927
EUR	Buy	11/04/16	MSC	3,780,157	3,782,340	2,183
EUR	Buy	11/04/16	SCB	2,272,908	2,267,208	(5,700)
EUR	Buy	11/04/16	BCLY	1,055,899	1,037,536	(18,363)
EUR	Buy	11/04/16	NOM	1,896,951	1,860,977	(35,974)
EUR	Buy	11/04/16	JPM	1,683,650	1,646,883	(36,767)
EUR	Buy	11/04/16	JPM	2,680,736	2,624,032	(56,704)
EUR	Buy	11/04/16	JPM	2,752,795	2,689,908	(62,887)
EUR	Buy	11/04/16	JPM	15,676,905	15,496,066	(180,839)
EUR	Buy	11/04/16	CBK	13,285,737	13,101,500	(184,237)
EUR	Buy	11/04/16	CBK	13,295,283	13,101,499	(193,784)
EUR	Buy	11/04/16	CBK	13,296,846	13,101,499	(195,347)
EUR	Buy	11/04/16	CBK	15,723,984	15,496,067	(227,917)
EUR	Buy	11/04/16	CBK	13,415,781	13,158,591	(257,190)
EUR	Buy	11/04/16	BOA	13,228,918	12,949,986	(278,932)
EUR	Buy	11/04/16	JPM	13,212,448	12,917,049	(295,399)
EUR	Buy	11/30/16	BOA	3,446,445	3,474,162	27,717
EUR	Buy	11/30/16	MSC	94,119	94,520	401
EUR	Buy	12/05/16	HSBC	42,856,240	43,164,177	307,937
EUR	Buy	12/05/16	SSG	5,235,220	5,291,355	56,135
EUR	Buy	12/05/16	CBK	8,049,773	8,093,696	43,923
EUR	Buy	12/05/16	JPM	8,052,887	8,093,696	40,809
EUR	Buy	12/05/16	CBK	5,374,196	5,395,797	21,601
EUR	Buy	12/05/16	BOA	2,715,923	2,737,477	21,554
EUR	Buy	12/05/16	CBK	2,728,332	2,742,973	14,641
EUR	Buy	12/05/16	JPM	3,354,748	3,364,127	9,379
EUR	Sell	11/04/16	BMO	185,444,124	181,636,869	3,807,255
EUR	Sell	11/04/16	GSC	26,493,607	25,826,412	667,195
EUR	Sell	11/04/16	JPM	15,848,681	15,496,066	352,615
EUR	Sell	11/04/16	JPM	15,839,084	15,496,067	343,017
EUR	Sell	11/04/16	JPM	13,194,725	12,912,657	282,068
EUR	Sell	11/04/16	JPM	10,571,585	10,330,345	241,240
EUR	Sell	11/04/16	GSC	10,556,522	10,330,345	226,177
EUR	Sell	11/04/16	DEUT	15,705,833	15,496,066	209,767
EUR	Sell	11/04/16	JPM	5,367,705	5,237,087	130,618
EUR	Sell	11/04/16	JPM	3,547,939	3,463,942	83,997
EUR	Sell	11/04/16	RBS	1,829,589	1,789,613	39,976
EUR	Sell	11/04/16	JPM	13,529,754	13,493,458	36,296
EUR	Sell	11/04/16	GSC	5,312,589	5,284,297	28,292
EUR	Sell	11/04/16	MSC	1,072,470	1,048,515	23,955
EUR	Sell	11/04/16	SCB	939,788	922,254	17,534
EUR	Sell	11/04/16	MSC	3,717,142	3,705,486	11,656
EUR	Sell	11/04/16	BCLY	949,866	944,213	5,653
EUR	Sell	11/04/16	JPM	1,859,542	1,860,977	(1,435)
EUR	Sell	11/04/16	JPM	441,476	445,756	(4,280)
EUR	Sell	11/04/16	HSBC	8,448,628	8,455,095	(6,467)
EUR	Sell	11/04/16	CBK	5,129,158	5,165,721	(36,563)
EUR	Sell	11/30/16	BCLY	36,650,196	36,892,492	(242,296)
EUR	Sell	11/30/16	GSC	36,454,649	36,758,406	(303,757)
EUR	Sell	11/30/16	CBK	54,073,393	54,517,855	(444,462)
EUR	Sell	12/05/16	SSG	2,724,092	2,726,483	(2,391)
EUR	Sell	12/05/16	BOA	559,508	563,986	(4,478)

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/05/16	CIB	$1,055,060	$1,060,910	$(5,850)
EUR	Sell	12/05/16	RBS	1,598,734	1,616,101	(17,367)
EUR	Sell	12/05/16	SSG	3,184,874	3,204,717	(19,843)
EUR	Sell	12/05/16	JPM	5,444,067	5,471,655	(27,588)
EUR	Sell	12/05/16	RBS	4,839,494	4,871,389	(31,895)
EUR	Sell	12/05/16	JPM	10,065,998	10,127,563	(61,565)
EUR	Sell	12/05/16	HSBC	12,794,027	12,929,904	(135,877)
EUR	Sell	12/05/16	SSG	196,349,315	196,865,236	(515,921)
GBP	Buy	11/04/16	JPM	3,371,562	3,378,495	6,933
GBP	Buy	11/04/16	GSC	5,196,432	5,202,391	5,959
GBP	Buy	11/04/16	MSC	1,925,460	1,891,222	(34,238)
GBP	Buy	11/04/16	JPM	916,406	862,985	(53,421)
GBP	Buy	11/04/16	CSFB	1,758,628	1,701,488	(57,140)
GBP	Buy	11/04/16	BOA	1,283,093	1,205,731	(77,362)
GBP	Buy	11/04/16	MSC	1,419,550	1,334,260	(85,290)
GBP	Buy	11/04/16	CBK	2,151,492	2,025,873	(125,619)
GBP	Buy	11/04/16	UBS	2,688,717	2,527,750	(160,967)
GBP	Buy	11/04/16	BCLY	6,640,395	6,261,231	(379,164)
GBP	Buy	11/04/16	JPM	6,658,303	6,261,231	(397,072)
GBP	Buy	11/04/16	BMO	38,336,148	36,129,079	(2,207,069)
GBP	Buy	12/05/16	SSG	46,770,953	47,042,880	271,927
GBP	Sell	11/04/16	CBK	12,915,656	12,136,874	778,782
GBP	Sell	11/04/16	JPM	2,664,698	2,558,353	106,345
GBP	Sell	11/04/16	BCLY	1,548,553	1,462,790	85,763
GBP	Sell	11/04/16	SSG	1,548,729	1,487,272	61,457
GBP	Sell	11/04/16	JPM	4,132,907	4,125,190	7,717
GBP	Sell	11/30/16	CBK	14,356,353	14,452,811	(96,458)
GBP	Sell	12/05/16	HSBC	13,515,444	13,523,067	(7,623)
GBP	Sell	12/05/16	CBK	5,416,188	5,423,926	(7,738)
GBP	Sell	12/05/16	JPM	8,112,007	8,135,888	(23,881)
GBP	Sell	12/05/16	CBK	8,111,775	8,135,889	(24,114)
GBP	Sell	12/05/16	SSG	5,171,086	5,205,891	(34,805)
GBP	Sell	12/05/16	SSG	6,745,236	6,816,655	(71,419)
GBP	Sell	12/05/16	BCLY	6,743,394	6,816,655	(73,261)
GBP	Sell	12/05/16	JPM	13,424,395	13,590,437	(166,042)
GBP	Sell	12/05/16	HSBC	43,109,768	43,391,407	(281,639)
HKD	Sell	04/28/17	SCB	1,685,634	1,688,359	(2,725)
HKD	Sell	04/28/17	SCB	3,373,788	3,376,847	(3,059)
HKD	Sell	04/28/17	SCB	5,060,617	5,065,205	(4,588)
HKD	Sell	04/28/17	SCB	5,057,159	5,065,335	(8,176)
HKD	Sell	04/28/17	SCB	5,057,028	5,065,334	(8,306)
HKD	Sell	04/28/17	SCB	5,057,028	5,065,334	(8,306)
HKD	Sell	04/28/17	HSBC	10,101,444	10,119,567	(18,123)
HKD	Sell	04/28/17	HSBC	10,958,062	10,978,139	(20,077)
HKD	Sell	04/28/17	SCB	9,787,048	9,812,851	(25,803)
HKD	Sell	04/28/17	CBK	19,752,991	19,789,387	(36,396)
JPY	Buy	11/04/16	CBK	53,159,341	53,242,282	82,941
JPY	Buy	11/04/16	JPM	1,953,438	1,885,436	(68,002)
JPY	Buy	11/04/16	DEUT	15,675,588	15,501,772	(173,816)
JPY	Buy	11/04/16	CIB	13,158,823	12,982,517	(176,306)
JPY	Buy	11/04/16	JPM	16,079,653	15,501,772	(577,881)
JPY	Buy	12/05/16	SSG	5,457,021	5,457,503	482
JPY	Buy	12/05/16	SSG	13,511,255	13,504,282	(6,973)
JPY	Buy	12/05/16	HSBC	12,947,333	12,932,925	(14,408)
JPY	Buy	12/05/16	JPM	25,479,692	25,452,433	(27,259)
JPY	Buy	12/05/16	JPM	13,537,896	13,504,283	(33,613)
JPY	Buy	12/05/16	JPM	13,540,488	13,504,283	(36,205)
JPY	Sell	11/04/16	MSC	11,811,125	11,312,081	499,044
JPY	Sell	11/04/16	BCLY	6,620,754	6,381,108	239,646

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Sell	11/04/16	JPM	$6,588,263	$6,381,108	$207,155
JPY	Sell	11/04/16	CBK	15,664,246	15,501,772	162,474
JPY	Sell	11/04/16	CBK	13,403,589	13,250,502	153,087
JPY	Sell	11/04/16	CBK	13,055,639	12,918,143	137,496
JPY	Sell	11/04/16	JPM	15,638,966	15,501,772	137,194
JPY	Sell	11/04/16	JPM	1,959,116	1,890,205	68,911
JPY	Sell	11/04/16	SSG	6,715,476	6,648,140	67,336
JPY	Sell	11/04/16	JPM	6,705,206	6,648,140	57,066
JPY	Sell	11/04/16	JPM	2,722,181	2,680,809	41,372
JPY	Sell	12/05/16	CBK	2,713,149	2,704,882	8,267
JPY	Sell	12/05/16	SSG	5,329,847	5,337,010	(7,163)
JPY	Sell	12/05/16	CBK	53,213,558	53,303,207	(89,649)
KRW	Buy	11/04/16	HSBC	3,137,653	3,020,687	(116,966)
KRW	Sell	11/04/16	CBA	79,786,757	77,209,906	2,576,851
KRW	Sell	11/04/16	GSC	79,775,951	77,209,907	2,566,044
KRW	Sell	11/04/16	SSG	8,575,358	8,393,579	181,779
KRW	Sell	12/05/16	SSG	159,832,614	159,770,231	62,383
MXN	Buy	11/04/16	RBC	1,247,408	1,285,447	38,039
MXN	Buy	11/04/16	GSC	5,556,451	5,470,568	(85,883)
MXN	Buy	11/04/16	GSC	95,426,466	94,501,079	(925,387)
MXN	Buy	12/05/16	GSC	1,293,510	1,280,752	(12,758)
MXN	Buy	12/05/16	SSG	5,319,606	5,297,151	(22,455)
MXN	Sell	11/04/16	GSC	1,298,035	1,285,447	12,588
MXN	Sell	11/04/16	GSC	5,465,761	5,470,567	(4,806)
MXN	Sell	11/04/16	SSG	5,456,153	5,470,568	(14,415)
MXN	Sell	11/04/16	RBC	86,395,925	89,030,511	(2,634,586)
MXN	Sell	12/05/16	GSC	95,093,846	94,155,911	937,935
MXN	Sell	12/05/16	GSC	5,360,284	5,297,783	62,501
MXN	Sell	12/05/16	SSG	5,267,666	5,297,783	(30,117)
NOK	Buy	11/04/16	HSBC	221,504,929	221,643,762	138,833
NOK	Buy	11/04/16	BCLY	950,927	946,465	(4,462)
NOK	Buy	11/04/16	MSC	955,794	947,675	(8,119)
NOK	Buy	11/04/16	RBS	3,527,025	3,453,267	(73,758)
NOK	Buy	11/04/16	JPM	4,041,492	3,906,893	(134,599)
NOK	Buy	11/04/16	JPM	13,289,305	12,932,201	(357,104)
NOK	Buy	11/04/16	RBC	174,568,147	171,144,394	(3,423,753)
NOK	Buy	12/05/16	HSBC	140,772,818	140,862,556	89,738
NOK	Buy	12/05/16	JPM	2,130,281	2,127,844	(2,437)
NOK	Sell	11/04/16	RBC	210,782,227	206,648,218	4,134,009
NOK	Sell	11/04/16	JPM	13,374,380	12,961,248	413,132
NOK	Sell	11/04/16	GSC	16,022,300	15,812,747	209,553
NOK	Sell	11/04/16	JPM	13,293,666	13,128,272	165,394
NOK	Sell	11/04/16	JPM	13,255,859	13,122,220	133,639
NOK	Sell	11/04/16	RBS	2,386,439	2,314,119	72,320
NOK	Sell	11/04/16	JPM	1,554,585	1,505,630	48,955
NOK	Sell	11/04/16	JPM	3,976,024	3,935,940	40,084
NOK	Sell	11/04/16	BCLY	1,071,899	1,037,239	34,660
NOK	Sell	11/04/16	RBS	2,737,013	2,702,630	34,383
NOK	Sell	11/04/16	SCB	954,406	951,306	3,100
NOK	Sell	11/04/16	HSBC	140,766,858	140,855,086	(88,228)
NOK	Sell	12/05/16	RBS	1,556,800	1,561,387	(4,587)
NOK	Sell	12/05/16	HSBC	221,514,307	221,655,515	(141,208)
NZD	Buy	11/04/16	CBK	13,070,096	13,184,945	114,849
NZD	Buy	11/04/16	CBK	7,828,266	7,911,252	82,986
NZD	Buy	11/04/16	JPM	60,485,173	60,517,328	32,155
NZD	Buy	11/04/16	NAB	60,513,435	60,518,758	5,323
NZD	Buy	11/04/16	SSG	950,679	943,774	(6,905)
NZD	Buy	11/04/16	CBK	1,094,169	1,083,194	(10,975)
NZD	Buy	11/04/16	MSC	1,415,688	1,401,360	(14,328)

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
NZD	Buy	11/04/16	NAB	$1,075,670	$1,054,595	$(21,075)
NZD	Buy	11/04/16	HSBC	1,591,049	1,563,661	(27,388)
NZD	Buy	11/04/16	CBK	2,437,521	2,405,193	(32,328)
NZD	Buy	11/04/16	CBK	13,598,688	13,417,313	(181,375)
NZD	Buy	11/04/16	HSBC	14,320,737	14,056,504	(264,233)
NZD	Buy	12/05/16	JPM	1,722,237	1,728,117	5,880
NZD	Buy	12/05/16	SSG	1,061,118	1,064,006	2,888
NZD	Buy	12/05/16	MSC	1,588,690	1,588,868	178
NZD	Sell	11/04/16	WEST	34,182,967	33,554,006	628,961
NZD	Sell	11/04/16	BOA	34,182,663	33,554,721	627,942
NZD	Sell	11/04/16	NAB	34,179,847	33,554,721	625,126
NZD	Sell	11/04/16	HSBC	34,175,624	33,554,722	620,902
NZD	Sell	11/04/16	GSC	15,902,308	15,618,736	283,572
NZD	Sell	11/04/16	CBK	10,648,214	10,548,099	100,115
NZD	Sell	11/04/16	CBK	10,643,463	10,548,098	95,365
NZD	Sell	11/04/16	SSG	1,951,695	1,919,721	31,974
NZD	Sell	11/04/16	GSC	1,282,914	1,265,515	17,399
NZD	Sell	11/04/16	SCB	2,810,049	2,806,296	3,753
NZD	Sell	11/04/16	CBA	1,133,513	1,133,243	270
NZD	Sell	12/05/16	MSC	1,345,156	1,349,645	(4,489)
NZD	Sell	12/05/16	NAB	60,439,371	60,444,123	(4,752)
NZD	Sell	12/05/16	JPM	60,411,535	60,442,695	(31,160)
PLN	Buy	11/04/16	JPM	20,024,866	19,498,512	(526,354)
PLN	Buy	12/05/16	CBK	19,378,657	19,484,555	105,898
PLN	Sell	11/04/16	CBK	19,387,251	19,498,512	(111,261)
SEK	Buy	11/04/16	JPM	433,525	428,435	(5,090)
SEK	Buy	11/04/16	JPM	1,224,243	1,208,121	(16,122)
SEK	Buy	11/04/16	SCB	2,124,706	2,072,963	(51,743)
SEK	Buy	11/04/16	CBK	5,043,199	4,970,683	(72,516)
SEK	Buy	11/04/16	RBS	2,815,113	2,674,255	(140,858)
SEK	Buy	11/04/16	HSBC	8,449,304	8,271,888	(177,416)
SEK	Buy	11/04/16	HSBC	118,230,064	117,945,308	(284,756)
SEK	Buy	11/04/16	GSC	10,448,011	9,941,365	(506,646)
SEK	Buy	11/04/16	GSC	15,674,507	14,912,049	(762,458)
SEK	Buy	11/04/16	JPM	41,658,417	39,398,597	(2,259,820)
SEK	Buy	12/05/16	BOA	548,840	542,629	(6,211)
SEK	Buy	12/05/16	BCLY	2,718,250	2,679,320	(38,930)
SEK	Buy	12/05/16	RBS	4,828,045	4,766,552	(61,493)
SEK	Buy	12/05/16	JPM	5,427,935	5,354,538	(73,397)
SEK	Buy	12/05/16	JPM	10,028,429	9,911,046	(117,383)
SEK	Buy	12/05/16	HSBC	66,797,834	66,643,850	(153,984)
SEK	Sell	11/04/16	JPM	124,710,401	117,945,308	6,765,093
SEK	Sell	11/04/16	JPM	13,150,151	12,430,694	719,457
SEK	Sell	11/04/16	HSBC	66,706,076	66,545,415	160,661
SEK	Sell	11/04/16	JPM	2,694,253	2,624,424	69,829
SEK	Sell	11/04/16	RBS	2,338,796	2,277,824	60,972
SEK	Sell	12/05/16	HSBC	118,392,695	118,119,774	272,921
SEK	Sell	12/05/16	CBK	2,725,776	2,688,192	37,584
SGD	Buy	11/04/16	JPM	6,776,764	6,753,087	(23,677)
SGD	Sell	11/04/16	JPM	6,708,904	6,690,552	18,352
SGD	Sell	11/04/16	CBK	62,731	62,535	196
TRY	Buy	11/04/16	CBK	15,745,577	15,807,352	61,775
TRY	Buy	11/04/16	GSC	5,329,047	5,298,933	(30,114)
TRY	Buy	12/05/16	GSC	5,305,217	5,330,090	24,873
TRY	Sell	11/04/16	MSC	5,306,011	5,142,322	163,689
TRY	Sell	11/04/16	GSC	5,412,324	5,366,098	46,226
TRY	Sell	11/04/16	GSC	5,298,847	5,298,933	(86)
TRY	Sell	11/04/16	GSC	5,263,327	5,298,933	(35,606)
TRY	Sell	12/05/16	CBK	15,639,436	15,702,226	(62,790)

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ZAR	Buy	11/04/16	GSC	$5,327,359	$5,463,013	$135,654
ZAR	Buy	11/04/16	CSFB	11,668,353	11,803,799	135,446
ZAR	Buy	12/05/16	GSC	5,360,621	5,529,265	168,644
ZAR	Buy	12/05/16	GSC	5,386,619	5,529,266	142,647
ZAR	Buy	12/05/16	GSC	5,405,660	5,529,265	123,605
ZAR	Sell	11/04/16	JPM	6,145,747	6,189,612	(43,865)
ZAR	Sell	11/04/16	GSC	10,721,791	11,077,200	(355,409)
ZAR	Sell	12/05/16	GSC	5,403,898	5,529,413	(125,515)
ZAR	Sell	12/05/16	CSFB	11,593,658	11,730,073	(136,415)

Total						$20,836,261

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
NOM	Nomura International
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

Currency Abbreviations: - (continued)
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

254

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Utilities	$240,783	$240,783	$—	$—
Asset & Commercial Mortgage Backed Securities	510,386,718	—	507,669,310	2,717,408
Corporate Bonds	926,016,495	—	926,016,495	—
Foreign Government Obligations	1,685,989,218	—	1,685,989,218	—
Senior Floating Rate Interests	56,249,818	—	56,249,818	—
U.S. Government Agencies	8,989,644	—	8,989,644	—
U.S. Government Securities	325,723,810	—	325,723,810	—
Convertible Bonds	11,078,344	—	11,078,344	—
Short-Term Investments	68,008,822	68,008,822	—	—
Purchased Options	3,117,369	—	3,117,369	—
Foreign Currency Contracts(2)	48,669,668	—	48,669,668	—
Futures Contracts(2)	7,635,373	7,635,373	—	—
Swaps - Credit Default(2)	555,712	—	555,712	—
Swaps - Interest Rate(2)	3,198,182	—	3,198,182	—

Total	$3,655,859,956	$75,884,978	$3,577,257,570	$2,717,408

Liabilities
Foreign Currency Contracts(2)	$(27,833,407)	$—	$(27,833,407)	$—
Futures Contracts(2)	(2,075,365)	(2,075,365)	—	—
Swaps - Credit Default(2)	(1,779,197)	—	(1,779,197)	—
Swaps - Interest Rate(2)	(4,026,788)	—	(4,026,788)	—
Written Options	(2,350,844)	—	(2,350,844)	—

Total	$(38,065,601)	$(2,075,365)	$(35,990,236)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$7,032,627	$7,032,627
Purchases	2,717,408	2,717,408
Sales	(2,630,000)	(2,630,000)
Accrued discounts/(premiums)	268	268
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	1,451	1,451
Transfers into Level 3	—	—
Transfers out of Level 3(1)	(4,404,346)	(4,404,346)

Ending balance	$2,717,408	$2,717,408

(1)	For the year ended October 31, 2016, investments valued at $4,404,346 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $268.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

255

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Assets:
Investments in securities, at market value	$100,515,506	$3,997,551,799	$388,619,848
Cash	26,023	—	—
Cash collateral due from broker	292,594	—	—
Foreign currency	81,994	4,654,703	411,656
Unrealized appreciation on OTC swap contracts	177,534	—	—
Unrealized appreciation on foreign currency contracts	2,839,133	13,581	6,790
Receivables:
Investment securities sold	5,047,096	61,487,242	4,170,298
Fund shares sold	115,887	5,750,878	3,019,154
Dividends and interest	1,518,594	23,270,854	2,414,555
Variation margin on financial derivative instruments	—	—	—
Other assets	49,793	62,818	70,067

Total assets	110,664,154	4,092,791,875	398,712,368

Liabilities:
Unrealized depreciation on bond forward contracts	—	—	—
Unrealized depreciation on foreign currency contracts	3,373,143	707,934	51,296
Unrealized depreciation on OTC swap contracts	214,741	—	—
Cash collateral due to broker	280,000	—	—
Unfunded loan commitments	—	1,785,945	244,941
Payables:
Investment securities purchased	999,093	175,068,715	31,966,131
Fund shares redeemed	57,751	10,038,384	847,183
Investment management fees	92,938	1,982,339	208,762
Transfer agent fees	2,678	247,779	27,256
Accounting services fees	2,324	59,186	5,368
Board of Directors’ fees	255	7,226	638
Variation margin on financial derivative instruments	11,566	—	—
Foreign taxes	62,383	—	—
Distribution fees	2,835	1,226,409	96,125
Distributions payable	—	1,883,332	35,448
Written options	353,806	—	—
Accrued expenses	33,486	269,857	49,499
OTC swap premiums received	—	—	—

Total liabilities	5,486,999	193,277,106	33,532,647

Net assets	$105,177,155	$3,899,514,769	$365,179,721

Summary of Net Assets:
Capital stock and paid-in-capital	$134,746,666	$4,509,739,702	$406,808,281
Undistributed (distributions in excess of) net investment income	(34,447)	3,831,360	9,058
Accumulated net realized gain (loss)	(28,879,701)	(508,473,524)	(28,914,785)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(655,363)	(105,582,769)	(12,722,833)

Net assets	$105,177,155	$3,899,514,769	$365,179,721

Shares authorized	500,000,000	3,200,000,000	450,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.48	$8.58	$9.82

Maximum offering price per share	$7.83	$8.85	$10.12

Shares outstanding	775,945	101,937,663	12,585,622

Net Assets	$5,803,597	$875,037,369	$123,600,010

Class B: Net asset value per share	$—	$8.57	$—

Shares outstanding	—	431,249	—

Net Assets	$—	$3,695,934	$—

The accompanying notes are an integral part of these financial statements.

256

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$354,780,333	$622,303,413	$19,196,386	$761,670,342	$170,787,408	$18,518,663
—	—	—	—	—	—
689,549	—	—	—	1,485,000	—
—	35	—	—	—	—
—	713,372	—	—	1,470,826	—
—	947,880	—	—	—	—

502,442	63,259	—	4,675,418	—	—
901,664	706,671	76,616	1,159,188	150,631	48,147
5,760,600	1,580,113	224,648	8,879,632	2,141,152	207,746
—	—	—	23	—	—
111,370	81,444	26,772	62,751	36,273	26,107

362,745,958	626,396,187	19,524,422	776,447,354	176,071,290	18,800,663

—	112,656	—	—	—	—
43,932	545,905	—	—	—	—
—	82,761	—	—	1,587,655	—
—	99,084	—	—	260,000	—
—	—	—	—	—	—

—	2,907,264	367,991	22,217,728	2,094,255	338,693
1,279,132	1,627,634	2,425	3,395,892	223,437	48,878
199,776	258,990	5,548	211,583	50,802	5,391
58,281	58,438	552	27,998	7,309	354
6,147	7,399	285	11,424	2,322	277
553	1,337	138	890	413	152
21,943	95,087	—	—	—	—
—	2,789	—	—	—	—
108,313	206,790	4,572	168,888	44,133	5,176
43,060	—	5	263,108	45,248	—
—	—	—	—	—	—
72,878	107,600	36,412	51,814	32,877	36,305
—	615,486	—	—	—	—

1,834,015	6,729,220	417,928	26,349,325	4,348,451	435,226

$360,911,943	$619,666,967	$19,106,494	$750,098,029	$171,722,839	$18,365,437

$398,225,581	$664,999,334	$18,789,633	$752,863,455	$197,046,912	$18,265,076
9,847	4,565,756	7,426	166,368	16,957	6,238
(37,918,601)	(62,091,349)	(37,059)	(26,463,792)	(32,214,842)	(15,308)
595,116	12,193,226	346,494	23,531,998	6,873,812	109,431

$360,911,943	$619,666,967	$19,106,494	$750,098,029	$171,722,839	$18,365,437

500,000,000	6,245,000,000	250,000,000	750,000,000	19,300,000,000	250,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$7.28	$11.05	$10.34	$8.69	$9.31	$10.08

$7.62	$11.57	$10.83	$9.10	$9.75	$10.55

34,025,073	20,753,835	961,028	32,603,437	11,167,818	831,691

$247,549,347	$229,328,801	$9,933,029	$283,274,571	$104,013,147	$8,383,173

$7.23	$10.57	$—	$8.68	$9.23	$—

208,689	487,670	—	110,972	34,734	—

$1,509,322	$5,153,597	$—	$963,529	$320,450	$—

The accompanying notes are an integral part of these financial statements.

257

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Class C: Net asset value per share	$7.47	$8.57	$9.82

Shares outstanding	253,543	141,586,517	8,482,535

Net Assets	$1,894,983	$1,213,760,085	$83,318,166

Class I: Net asset value per share	$7.46	$8.59	$9.83

Shares outstanding	1,322,677	170,684,795	15,455,953

Net Assets	$9,871,297	$1,466,927,885	$151,911,606

Class R3: Net asset value per share	$7.43	$8.61	$9.81

Shares outstanding	2,677	1,233,896	32,501

Net Assets	$19,899	$10,617,779	$318,904

Class R4: Net asset value per share	$7.45	$8.58	$9.80

Shares outstanding	4,164	1,023,784	51,723

Net Assets	$31,016	$8,781,373	$506,975

Class R5: Net asset value per share	$7.24	$8.58	$9.80

Shares outstanding	1,614	226,155	60,403

Net Assets	$11,683	$1,940,910	$591,788

Class Y: Net asset value per share	$7.43	$8.57	$9.80

Shares outstanding	11,781,541	37,182,299	503,282

Net Assets	$87,544,680	$318,753,434	$4,932,272

Cost of investments	$100,618,631	$4,102,534,259	$401,306,295
Cost of foreign currency	$82,593	$4,648,131	$411,075
Proceeds of written option contracts	$435,867	$—	$—

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund
$7.25	$10.56	$10.34	$8.69	$9.26	$10.08

8,455,770	13,853,639	293,516	14,717,926	2,766,797	403,665

$61,297,269	$146,289,240	$3,033,945	$127,960,024	$25,611,292	$4,067,019

$7.31	$11.25	$10.34	$8.71	$9.34	$10.08

5,075,848	5,574,183	594,040	38,811,902	2,628,710	586,870

$37,099,397	$62,726,075	$6,139,520	$337,899,905	$24,544,957	$5,915,245

$7.27	$10.84	$—	$—	$—	$—

433,663	5,180,822	—	—	—	—

$3,153,496	$56,150,368	$—	$—	$—	$—

$7.28	$11.04	$—	$—	$—	$—

230,804	1,420,818	—	—	—	—

$1,681,179	$15,684,344	$—	$—	$—	$—

$7.27	$11.22	$—	$—	$—	$—

91,419	213,135	—	—	—	—

$664,713	$2,392,134	$—	$—	$—	$—

$7.26	$11.28	$—	$—	$9.29	$—

1,095,838	9,037,306	—	—	1,855,717	—

$7,957,220	$101,942,408	$—	$—	$17,232,993	$—

$354,083,827	$611,251,480	$18,849,892	$738,138,344	$163,796,767	$18,409,232
$—	$36	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$203,365,161	$914,606,872	$395,423,907
Cash	—	85,013	—
Cash collateral due from broker	—	599,138	95,000
Foreign currency	—	—	18,951
Unrealized appreciation on OTC swap contracts	—	—	1,084,047
Unrealized appreciation on foreign currency contracts	—	—	535,671
Receivables:
Investment securities sold	84,568,143	2,562,492	10,005,741
Fund shares sold	42,572	5,627,030	376,184
Dividends and interest	263,579	4,234,914	3,236,884
Variation margin on financial derivative instruments	28,420	—	—
OTC swap premiums paid	—	—	3,365,383
Other assets	82,222	116,846	66,489

Total assets	288,350,097	927,832,305	414,208,257

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,692,444
Bank overdraft	15,338	—	7,769,408
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	626,853
Cash collateral due to broker	—	—	1,088,000
TBA sale commitments, at market value	52,729,815	—	—
Unfunded loan commitments	—	—	18,433
Payables:
Investment securities purchased	110,556,880	29,364,221	3,582,185
Fund shares redeemed	433,308	1,988,865	866,744
Investment management fees	54,086	321,349	186,670
Transfer agent fees	3,411	82,596	24,965
Accounting services fees	1,514	15,009	6,788
Board of Directors’ fees	294	1,469	779
Variation margin on financial derivative instruments	—	39,479	118,273
Foreign taxes	—	—	—
Distribution fees	6,437	219,629	90,549
Distributions payable	141	131,107	—
Written options	—	—	—
Accrued expenses	34,695	100,385	61,498
OTC swap premiums received	—	—	4,881,300

Total liabilities	163,835,919	32,264,109	21,014,889

Net assets	$124,514,178	$895,568,196	$393,193,368

Summary of Net Assets:
Capital stock and paid-in-capital	$121,800,358	$892,865,516	$404,134,193
Undistributed (distributions in excess of) net investment income	355	198,813	1,990,768
Accumulated net realized gain (loss)	2,176,286	(5,170,764)	(8,646,352)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	537,179	7,674,631	(4,285,241)

Net assets	$124,514,178	$895,568,196	$393,193,368

Shares authorized	450,000,000	650,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.34	$9.88	$8.76

Maximum offering price per share	$10.83	$10.08	$9.17

Shares outstanding	1,382,791	53,635,386	13,698,867

Net Assets	$14,294,062	$530,177,688	$120,050,670

Class B: Net asset value per share	$—	$9.94	$8.78

Shares outstanding	—	240,778	251,048

Net Assets	$—	$2,392,765	$2,204,770

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$2,822,284,535	$133,425,267	$3,595,801,021
—	42,767	160,093
276,704	75,000	—
—	26,771	9,182
3,344,825	350,373	3,007,699
795,032	78,054	48,669,668

584,215,369	4,186,371	16,328,739
4,380,017	5,892	18,317,246
11,298,809	525,510	28,982,280
—	—	—
10,051,713	1,112,901	6,640,554
342,211	64,517	132,296

3,436,989,215	139,893,423	3,718,048,778

1,060,884	174,707	27,833,407
—	—	—
763,115	—	—
1,773,569	215,637	3,819,483
4,726,000	355,000	3,557,000
96,241,720	—	—
18,433	3,160	—

1,282,892,347	51,114,801	44,729,529
5,855,463	321,942	6,193,006
667,058	40,635	1,861,649
139,939	10,817	321,632
34,455	1,847	60,996
3,024	284	5,995
62,492	36,472	3,694,675
—	91	—
239,068	20,164	237,644
53,190	7,159	—
—	—	2,350,844
144,332	47,786	335,347
10,960,985	1,215,336	4,822,335

1,405,636,074	53,565,838	99,823,542

$2,031,353,141	$86,327,585	$3,618,225,236

$2,005,921,131	$108,548,827	$3,667,461,846
(764,538)	(71,881)	(16,647,727)
(2,479,846)	(21,604,531)	(25,791,703)

28,676,394	(544,830)	(6,797,180)

$2,031,353,141	$86,327,585	$3,618,225,236

900,000,000	500,000,000	1,100,000,000

$0.0010	$0.0010	$0.0010

$10.48	$9.56	$10.36

$10.97	$10.01	$10.85

74,725,603	4,961,176	46,445,082

$782,964,397	$47,433,185	$481,125,720

$10.39	$9.56	$—

423,891	62,312	—

$4,406,337	$595,445	$—

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Class C: Net asset value per share	$10.26	$9.88	$8.79

Shares outstanding	379,081	12,704,798	8,486,682

Net Assets	$3,890,151	$125,547,712	$74,607,480

Class I: Net asset value per share	$10.35	$9.90	$8.79

Shares outstanding	1,183,504	19,149,356	3,562,276

Net Assets	$12,253,562	$189,644,970	$31,317,379

Class R3: Net asset value per share	$10.32	$9.86	$8.75

Shares outstanding	19,164	118,399	30,559

Net Assets	$197,736	$1,167,189	$267,413

Class R4: Net asset value per share	$10.35	$9.87	$8.76

Shares outstanding	2,314	67,016	25,552

Net Assets	$23,952	$661,343	$223,830

Class R5: Net asset value per share	$10.35	$9.86	$8.76

Shares outstanding	4,374	21,162	47,152

Net Assets	$45,286	$208,704	$412,992

Class R6: Net asset value per share	$—	$—	$8.75

Shares outstanding	—	—	1,207

Net Assets	$—	$—	$10,567

Class Y: Net asset value per share	$10.36	$9.86	$8.75

Shares outstanding	9,055,568	4,642,665	18,745,058

Net Assets	$93,809,429	$45,767,825	$164,098,267

Cost of investments	$202,596,313	$907,504,188	$397,617,809
Cost of foreign currency	$—	$—	$14,291
Cost of bank overdraft - foreign cash	$—	$—	$—
Proceeds of TBA sale commitments	$52,803,815	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
$10.50	$9.58	$10.29

7,035,416	1,111,631	15,139,964

$73,840,594	$10,652,433	$155,827,935

$10.49	$9.57	$10.39

11,049,381	572,534	231,800,293

$115,889,421	$5,477,237	$2,407,301,772

$10.68	$9.55	$10.35

556,656	23,909	181,872

$5,942,507	$228,311	$1,881,798

$10.66	$9.55	$10.37

1,440,177	58,602	118,377

$15,348,152	$559,573	$1,227,540

$10.65	$9.55	$10.38

138,244	12,098	109,512

$1,472,972	$115,500	$1,136,861

$10.64	$—	$10.40

995	—	75,953

$10,585	$—	$789,681

$10.65	$9.53	$10.40

96,874,333	2,230,791	54,722,709

$1,031,478,176	$21,265,901	$568,933,929

$2,792,740,354	$133,986,943	$3,626,514,825
$—	$24,931	$10,276
$763,115	$—	$—
$96,248,602	$—	$—
$—	$—	$2,078,109

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Investment Income:
Dividends	$2,296	$43,829	$51,707
Interest	7,486,291	213,846,662	20,120,259
Less: Foreign tax withheld	(47,774)	—	—

Total investment income, net	7,440,813	213,890,491	20,171,966

Expenses:
Investment management fees	1,206,860	23,845,628	2,174,236
Administrative services fees
Class R3	459	23,384	821
Class R4	370	13,170	1,155
Class R5	219	2,434	600
Transfer agent fees
Class A	10,124	1,002,016	106,081
Class B	—	13,270	—
Class C	2,665	1,016,620	80,154
Class I	7,797	1,101,309	102,696
Class R3	33	2,599	138
Class R4	28	978	124
Class R5	3	934	26
Class Y	1,587	4,750	50
Distribution fees
Class A	13,619	2,327,923	284,614
Class B	—	55,476	—
Class C	11,823	12,770,994	857,730
Class R3	1,147	58,459	2,054
Class R4	617	21,951	1,925
Custodian fees	51,575	20,402	5,050
Registration and filing fees	88,191	190,807	105,379
Accounting services fees	30,172	712,239	55,909
Board of Directors’ fees	4,786	120,908	10,460
Audit fees	40,285	28,351	39,421
Other expenses	29,881	1,287,225	130,694

Total expenses (before waivers and fees paid indirectly)	1,502,241	44,621,827	3,959,317
Expense waivers	(369,825)	(80,746)	(274,227)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(369,825)	(80,746)	(274,227)

Total expenses, net	1,132,416	44,541,081	3,685,090

Net Investment Income (Loss)	6,308,397	169,349,410	16,486,876

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	—
Net realized gain (loss) on investments	(22,621,511)	(186,010,937)	(19,820,702)
Less: Foreign taxes paid on realized capital gains	(172,135)	—	—
Net realized gain (loss) on purchased options contracts	(111,978)	—	—
Net realized gain (loss) on futures contracts	(223,745)	—	—
Net realized gain (loss) on written options contracts	605,367	—	—
Net realized gain (loss) on swap contracts	(138,750)	—	—
Net realized gain (loss) on bond forward contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	3,262,304	12,704,900	1,611,725
Net realized gain (loss) on other foreign currency transactions	(208,550)	529,484	(156,632)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(19,608,998)	(172,776,553)	(18,365,609)

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$110,313	$—	$—	$—	$—	$—
19,950,453	11,239,975	394,630	20,087,791	5,916,396	268,912
—	(12,077)	—	—	—	—

20,060,766	11,227,898	394,630	20,087,791	5,916,396	268,912

2,174,535	3,214,635	49,903	2,172,837	593,176	57,197

5,586	116,315	—	—	—	—
2,454	25,199	—	—	—	—
539	3,000	—	—	—	—

473,079	376,792	3,386	97,580	57,160	2,372
7,960	20,253	—	1,681	833	—
67,974	191,805	135	56,608	13,602	837
32,057	116,155	193	130,634	13,163	107
892	5,586	—	—	—	—
416	1,614	—	—	—	—
142	913	—	—	—	—
118	1,690	—	—	273	—

574,245	600,455	14,989	635,517	263,593	17,166
22,881	77,605	—	17,130	5,933	—
611,416	1,604,743	27,609	1,164,894	268,926	40,661
13,965	290,788	—	—	—	—
4,090	41,999	—	—	—	—
6,802	11,558	1,175	4,504	1,787	996
103,835	108,441	66,952	115,197	73,586	67,548
66,909	92,233	2,566	115,401	27,117	2,942
10,591	20,382	1,296	19,750	5,964	1,372
48,650	44,267	68,524	50,876	35,244	68,525
168,390	259,835	7,639	133,151	47,708	8,396

4,397,526	7,226,263	244,367	4,715,760	1,408,065	268,119
(432,493)	(541,696)	(138,305)	(27,859)	(106,056)	(137,404)
(1,110)	—	—	—	—	—

(433,603)	(541,696)	(138,305)	(27,859)	(106,056)	(137,404)

3,963,923	6,684,567	106,062	4,687,901	1,302,009	130,715

16,096,843	4,543,331	288,568	15,399,890	4,614,387	138,197

—	—	69	3,124	294	180
(9,929,215)	(2,831,277)	28,764	2,298,451	1,308,858	6,194
—	—	—	—	—	—
—	—	—	—	—	—
—	27,955	—	(992,629)	—	—
—	—	—	—	—	—
894,787	(1,382,035)	—	—	(8,743,275)	—
—	459,435	—	—	—	—
5,396	(2,494,048)	—	—	—	—
121,992	(132,045)	—	—	—	—

(8,907,040)	(6,352,015)	28,833	1,308,946	(7,434,123)	6,374

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$20,266,507	$217,658,801	$20,378,551
Net unrealized appreciation (depreciation) of purchased options contracts	(144,429)	—	—
Net unrealized appreciation (depreciation) of futures contracts	25,647	—	—
Net unrealized appreciation (depreciation) of written options contracts	18,172	—	—
Net unrealized appreciation (depreciation) of swap contracts	294,460	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,144,816)	(800,041)	(75,067)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	38,841	190,911	69,879

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	19,354,382	217,049,671	20,373,363

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(254,616)	44,273,118	2,007,754

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,053,781	$213,622,528	$18,494,630

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$14,834,348	$25,822,172	$186,099	$7,092,639	$244,562	$22,410
—	—	—	—	—	—
—	(65,664)	—	152,028	—	—
—	—	—	—	—	—
—	(112,656)	—	—	—	—
(413,238)	1,799,488	—	—	10,070,558	—
(75,558)	411,781	—	—	—	—
225	5,685	—	—	—	—

14,345,777	27,860,806	186,099	7,244,667	10,315,120	22,410

5,438,737	21,508,791	214,932	8,553,613	2,880,997	28,784

$21,535,580	$26,052,122	$503,500	$23,953,503	$7,495,384	$166,981

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$127,410
Interest	2,391,070	21,473,651	21,843,145
Less: Foreign tax withheld	—	—	(1,681)

Total investment income, net	2,391,070	21,473,651	21,968,874

Expenses:
Investment management fees	562,693	3,617,324	2,197,800
Administrative services fees
Class R3	762	2,436	589
Class R4	421	1,015	304
Class R5	284	139	412
Transfer agent fees
Class A	14,780	722,784	174,019
Class B	—	9,278	6,710
Class C	3,359	118,511	79,110
Class I	8,823	95,120	27,392
Class R3	29	315	201
Class R4	6	188	65
Class R5	5	31	28
Class R6	—	—	—
Class Y	1,339	617	2,615
Distribution fees
Class A	31,982	1,271,179	298,541
Class B	—	8,419	12,581
Class C	30,902	1,254,721	780,457
Class R3	1,905	6,089	1,471
Class R4	700	1,691	507
Custodian fees	3,033	6,652	44,112
Registration and filing fees	92,620	175,546	113,790
Accounting services fees	15,755	168,366	79,920
Board of Directors’ fees	4,110	26,172	12,592
Audit fees	50,859	50,830	47,838
Other expenses	24,748	260,586	110,684

Total expenses (before waivers and fees paid indirectly)	849,115	7,798,009	3,991,738
Expense waivers	(76,918)	(218,894)	(231,236)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(76,918)	(218,894)	(231,236)

Total expenses, net	772,197	7,579,115	3,760,502

Net Investment Income (Loss)	1,618,873	13,894,536	18,208,372

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,750,445	(355,302)	(8,905,359)
Less: Foreign taxes paid on realized capital gains	—	—	(22,670)
Net realized gain (loss) on purchased options contracts	(5,564)	—	(189,815)
Net realized gain (loss) on futures contracts	697,353	(2,832,843)	5,560,567
Net realized gain (loss) on written options contracts	—	—	4,710,747
Net realized gain (loss) on swap contracts	12,584	—	(2,327,123)
Net realized gain (loss) on foreign currency contracts	—	—	106,370
Net realized gain (loss) on other foreign currency transactions	—	—	161,376

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,454,818	(3,188,145)	(905,907)

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$56,171	$—	$279,492
68,754,910	4,347,416	78,162,366
(20,225)	(1,603)	(432,872)

68,790,856	4,345,813	78,008,986

7,525,732	488,929	21,712,332

11,503	407	2,368
22,916	667	5,753
1,509	112	511

1,248,684	107,420	990,597
33,007	3,287	—
107,076	15,529	165,886
66,148	4,925	2,651,786
1,449	36	244
694	48	156
113	6	187
—	—	219
16,235	310	8,349

1,846,778	127,994	1,343,106
75,841	8,695	—
706,208	115,159	1,695,984
28,758	1,019	5,919
38,192	1,111	9,589
40,483	6,271	305,423
174,276	97,696	267,434
387,877	22,224	711,244
59,360	3,539	110,033
47,233	62,055	47,768
536,040	49,828	1,497,949

12,976,112	1,117,267	31,532,837
(9,216)	(197,715)	(331,184)
(10,303)	(683)	—

(19,519)	(198,398)	(331,184)

12,956,593	918,869	31,201,653

55,834,263	3,426,944	46,807,333

12,791,345	(1,003,516)	(96,369,316)
(43,723)	(4,239)	—
(466,098)	(77,791)	(4,068,027)
1,211,451	(424,701)	(14,206,555)
2,401,548	913,580	2,992,380
(24,323,287)	(2,575,642)	(4,012,977)
(3,998,181)	(190,287)	15,158,517
389,767	132,859	1,678,480

(12,037,178)	(3,229,737)	(98,827,498)

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$797,854	$10,850,973	$15,099,321
Net unrealized appreciation (depreciation) of purchased options contracts	1,441	—	101,608
Net unrealized appreciation (depreciation) of futures contracts	(312,518)	819,353	(1,308,121)
Net unrealized appreciation (depreciation) of written options contracts	—	—	35,202
Net unrealized appreciation (depreciation) of swap contracts	2,697	—	(1,757,207)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(316,622)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	8,759	(37,339)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	489,474	11,679,085	11,816,842

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,944,292	8,490,940	10,910,935

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,563,165	$22,385,476	$29,119,307

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$45,666,992	$1,875,590	$102,792,025
(36,625)	30,308	542,483
(1,659,887)	15,106	5,537,846
—	4,769	(680,154)
5,323,112	76,541	(1,098,735)
1,078,117	(1,785)	9,423,397
(20,273)	(6,509)	586,152

50,351,436	1,994,020	117,103,014

38,314,258	(1,235,717)	18,275,516

$94,148,521	$2,191,227	$65,082,849

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$6,308,397	$14,064,019	$169,349,410	$216,713,972
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(19,608,998)	(66,944,314)	(172,776,553)	(85,604,993)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	19,354,382	(2,973,047)	217,049,671	(201,182,780)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,053,781	(55,853,342)	213,622,528	(70,073,801)

Distributions to Shareholders:
From net investment income
Class A	—	—	(39,154,884)	(48,335,254)
Class B	—	—	(192,432)	(407,087)
Class C	—	—	(44,415,416)	(52,351,870)
Class I	—	—	(62,929,243)	(79,361,771)
Class R3	—	—	(463,178)	(565,461)
Class R4	—	—	(368,379)	(395,071)
Class R5	—	—	(109,584)	(129,402)
Class Y	—	—	(14,164,583)	(16,515,924)

Total from net investment income	—	—	(161,797,699)	(198,061,840)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	(256,662)	(359,714)	—	(5,298,008)
Class B	—	—	—	(44,621)
Class C	(47,082)	(78,370)	—	(5,738,268)
Class I	(188,061)	(553,977)	—	(8,698,813)
Class R3	(8,101)	(86,144)	—	(61,980)
Class R4	(9,329)	(94,502)	—	(43,303)
Class R5	(8,690)	(99,231)	—	(14,184)
Class R6	—	—	—	—
Class Y	(5,551,762)	(13,560,220)	—	(1,810,304)

Total from tax return of capital	(6,069,687)	(14,832,158)	—	(21,709,481)

Total distributions	(6,069,687)	(14,832,158)	(161,797,699)	(219,771,321)

Capital Share Transactions:
Sold	97,933,115	209,745,822	862,103,146	1,084,634,908
Issued on reinvestment of distributions	4,292,442	14,622,294	138,161,316	184,757,588
Redeemed	(190,815,730)	(280,020,188)	(1,856,800,375)	(2,425,715,218)

Net decrease from capital share transactions	(88,590,173)	(55,652,072)	(856,535,913)	(1,156,322,722)

Net Increase (Decrease) in Net Assets	(88,606,079)	(126,337,572)	(804,711,084)	(1,446,167,844)

Net Assets:
Beginning of period	193,783,234	320,120,806	4,704,225,853	6,150,393,697

End of period	$105,177,155	$193,783,234	$3,899,514,769	$4,704,225,853

Undistributed (distributions in excess of) net investment income	$(34,447)	$(13,462)	$3,831,360	$(2,371,998)

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund		The Hartford Inflation Plus Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$16,486,876	$23,579,089	$16,096,843	$17,475,734	$4,543,331	$(4,041,036)
(18,365,609)	(17,071,077)	(8,907,040)	(10,647,931)	(6,352,015)	(8,535,834)
20,373,363	(21,906,443)	14,345,777	(16,249,871)	27,860,806	(7,002,531)

18,494,630	(15,398,431)	21,535,580	(9,422,068)	26,052,122	(19,579,401)

(5,548,256)	(6,828,028)	(11,325,752)	(11,874,393)	—	(177,245)
—	—	(95,921)	(177,262)	—	(3,326)
(3,586,846)	(3,826,217)	(2,557,825)	(3,184,730)	—	(48,081)
(5,380,942)	(7,872,329)	(1,470,860)	(1,750,142)	—	(58,148)
(19,121)	(104,352)	(129,452)	(99,099)	—	(26,446)
(37,746)	(122,740)	(81,865)	(66,732)	—	(11,492)
(30,449)	(120,096)	(28,165)	(25,197)	—	(3,033)
(171,308)	(396,009)	(410,386)	(412,076)	—	(159,379)

(14,774,668)	(19,269,771)	(16,100,226)	(17,589,631)	—	(487,150)

—	(2,553,158)	—	—	—	—
—	(1,639,608)	—	—	—	—
—	(2,864,510)	—	—	—	—
—	(40,271)	—	—	—	—
—	(42,281)	—	—	—	—
—	(35,295)	—	—	—	—
—	(186,146)	—	—	—	—

—	(7,361,269)	—	—	—	—

(323,009)	(1,492,435)	—	(60,255)	—	—
—	—	—	(900)	—	—
(208,820)	(836,315)	—	(16,161)	—	—
(313,269)	(1,720,692)	—	(8,881)	—	—
(1,113)	(22,809)	—	(503)	—	—
(2,198)	(26,828)	—	(339)	—	—
(1,773)	(26,250)	—	(128)	—	—
—	—	—	—	—	—
(9,973)	(86,557)	—	(2,091)	—	—

(860,155)	(4,211,886)	—	(89,258)	—	—

(15,634,823)	(30,842,926)	(16,100,226)	(17,678,889)	—	(487,150)

165,092,975	213,234,575	141,567,718	144,938,949	85,844,243	85,331,481
15,232,336	30,304,353	15,471,526	16,736,984	—	457,925
(212,502,398)	(341,571,014)	(160,899,936)	(198,811,503)	(283,909,962)	(291,667,647)

(32,177,087)	(98,032,086)	(3,860,692)	(37,135,570)	(198,065,719)	(205,878,241)

(29,317,280)	(144,273,443)	1,574,662	(64,236,527)	(172,013,597)	(225,944,792)

394,497,001	538,770,444	359,337,281	423,573,808	791,680,564	1,017,625,356

$365,179,721	$394,497,001	$360,911,943	$359,337,281	$619,666,967	$791,680,564

$9,058	$(22,360)	$9,847	$(539,954)	$4,565,756	$169,885

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	Hartford Municipal Income Fund		The Hartford Municipal Opportunities Fund
	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$288,568	$75,638	$15,399,890	$11,786,188
Net realized gain (loss) on investments and other financial instruments	28,833	(65,892)	1,308,946	1,159,494
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	186,099	160,395	7,244,667	(1,234,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	503,500	170,141	23,953,503	11,710,830

Distributions to Shareholders:
From net investment income
Class A	(123,379)	(21,116)	(6,213,645)	(5,789,987)
Class B	—	—	(29,748)	(60,126)
Class C	(36,875)	(11,155)	(1,968,141)	(1,968,425)
Class I	(128,370)	(43,367)	(7,188,531)	(3,933,805)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net investment income	(288,624)	(75,638)	(15,400,065)	(11,752,343)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	(288,624)	(75,638)	(15,400,065)	(11,752,343)

Capital Share Transactions:
Sold	9,048,711	10,667,680	402,122,445	191,313,029
Issued on reinvestment of distributions	288,491	75,638	12,496,919	9,723,229
Redeemed	(1,160,378)	(123,027)	(152,092,290)	(111,242,193)

Net increase (decrease) from capital share transactions	8,176,824	10,620,291	262,527,074	89,794,065

Net Increase (Decrease) in Net Assets	8,391,700	10,714,794	271,080,512	89,752,552

Net Assets:
Beginning of period	10,714,794	—	479,017,517	389,264,965

End of period	$19,106,494	$10,714,794	$750,098,029	$479,017,517

Undistributed (distributions in excess of) net investment income	$7,426	$7,482	$166,368	$166,543

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$4,614,387	$4,839,814	$138,197	$30,242	$1,618,873	$142,743
(7,434,123)	330,547	6,374	(21,682)	2,454,818	506,687
10,315,120	(6,887,183)	22,410	87,021	489,474	(64,207)

7,495,384	(1,716,822)	166,981	95,581	4,563,165	585,223

(2,963,967)	(3,184,403)	(65,194)	(10,081)	(175,535)	(50,084)
(12,408)	(23,868)	—	—	—	—
(555,954)	(626,475)	(8,168)	(727)	(20,048)	(1,648)
(565,976)	(441,237)	(64,918)	(20,682)	(132,649)	(16,387)
—	—	—	—	(2,746)	(3,890)
—	—	—	—	(2,363)	(9,323)
—	—	—	—	(3,261)	(14,954)
(543,686)	(601,242)	—	—	(1,543,733)	(71,584)

(4,641,991)	(4,877,225)	(138,280)	(31,490)	(1,880,335)	(167,870)

—	—	—	—	(79,188)	(132,737)
—	—	—	—	(17,226)	(32,216)
—	—	—	—	(15,237)	(31,577)
—	—	—	—	(13,943)	(30,604)
—	—	—	—	(14,040)	(30,740)
—	—	—	—	(14,140)	(30,877)
—	—	—	—	(308,235)	(139,050)

—	—	—	—	(462,009)	(427,801)

(4,641,991)	(4,877,225)	(138,280)	(31,490)	(2,342,344)	(595,671)

44,471,582	30,514,071	9,775,348	12,403,697	134,137,823	5,694,061
4,037,252	4,221,529	138,272	31,490	2,336,679	594,017
(48,428,031)	(46,451,888)	(3,812,141)	(264,021)	(46,278,066)	(2,263,023)

80,803	(11,716,288)	6,101,479	12,171,166	90,196,436	4,025,055

2,934,196	(18,310,335)	6,130,180	12,235,257	92,417,257	4,014,607

168,788,643	187,098,978	12,235,257	—	32,096,921	28,082,314

$171,722,839	$168,788,643	$18,365,437	$12,235,257	$124,514,178	$32,096,921

$16,957	$30,836	$6,238	$6,321	$355	$(76)

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$13,894,536	$11,277,482	$18,208,372	$16,544,891
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,188,145)	(1,231,574)	(905,907)	(7,814,959)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	11,679,085	(4,019,047)	11,816,842	(18,498,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,385,476	6,026,861	29,119,307	(9,768,465)

Distributions to Shareholders:
From net investment income
Class A	(8,732,000)	(7,634,261)	(4,918,160)	(5,533,118)
Class B	(57,238)	(85,053)	(116,866)	(173,983)
Class C	(1,222,176)	(1,084,333)	(2,572,890)	(3,341,360)
Class I	(3,249,572)	(3,226,766)	(1,189,518)	(1,559,891)
Class R3	(17,204)	(13,245)	(11,080)	(10,694)
Class R4	(11,580)	(15,225)	(8,341)	(6,402)
Class R5	(2,831)	(2,159)	(18,141)	(9,188)
Class R6	—	—	(452)	(448)
Class Y	(839,690)	(146,626)	(7,800,015)	(5,175,108)

Total from net investment income	(14,132,291)	(12,207,668)	(16,635,463)	(15,810,192)

From net realized gain on investments
Class A	—	(1,192,943)	—	(3,059,029)
Class B	—	(15,614)	—	(133,060)
Class C	—	(317,429)	—	(2,335,874)
Class I	—	(465,289)	—	(1,084,853)
Class R3	—	(2,409)	—	(4,634)
Class R4	—	(2,538)	—	(2,843)
Class R5	—	(278)	—	(2,580)
Class R6	—	—	—	(216)
Class Y	—	(18,629)	—	(2,530,714)

Total from net realized gain on investments	—	(2,015,129)	—	(9,153,803)

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(14,132,291)	(14,222,797)	(16,635,463)	(24,963,995)

Capital Share Transactions:
Sold	568,131,590	339,136,108	131,626,176	72,247,808
Issued on reinvestment of distributions	12,564,026	11,634,462	16,155,072	23,910,160
Redeemed	(424,146,283)	(431,193,775)	(122,758,705)	(128,866,220)

Net increase (decrease) from capital share transactions	156,549,333	(80,423,205)	25,022,543	(32,708,252)

Net Increase (Decrease) in Net Assets	164,802,518	(88,619,141)	37,506,387	(67,440,712)

Net Assets:
Beginning of period	730,765,678	819,384,819	355,686,981	423,127,693

End of period	$895,568,196	$730,765,678	$393,193,368	$355,686,981

Undistributed (distributions in excess of) net investment income	$198,813	$74,757	$1,990,768	$(655,055)

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Total Return Bond Fund		The Hartford Unconstrained Bond Fund		The Hartford World Bond Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$55,834,263	$45,213,799	$3,426,944	$3,308,221	$46,807,333	$35,967,345
(12,037,178)	7,258,035	(3,229,737)	(1,085,162)	(98,827,498)	76,548,444
50,351,436	(43,330,385)	1,994,020	(3,655,819)	117,103,014	(78,717,941)

94,148,521	9,141,449	2,191,227	(1,432,760)	65,082,849	33,797,848

(17,749,073)	(13,771,877)	(1,704,473)	(1,833,550)	—	(16,483,863)
(131,101)	(197,706)	(22,840)	(31,992)	—	—
(1,230,789)	(988,872)	(301,622)	(319,882)	—	(5,011,862)
(1,046,215)	(462,059)	(147,438)	(160,552)	—	(77,893,940)
(122,431)	(119,189)	(6,225)	(3,990)	—	(26,013)
(369,231)	(342,784)	(14,747)	(12,609)	—	(50,578)
(40,601)	(34,770)	(4,036)	(3,602)	—	(9,302)
(284)	(244)	—	—	—	(1,024)
(29,448,677)	(27,880,846)	(734,258)	(651,819)	—	(21,095,851)

(50,138,402)	(43,798,347)	(2,935,639)	(3,017,996)	—	(120,572,433)

(1,174,791)	(13,271,150)	—	—	(14,873,653)	—
(17,345)	(405,355)	—	—	—	—
(115,651)	(1,533,776)	—	—	(4,341,666)	—
(38,967)	(303,064)	—	—	(56,379,832)	—
(10,192)	(144,277)	—	—	(20,717)	—
(26,350)	(349,362)	—	—	(120,520)	—
(2,383)	(21,184)	—	—	(8,420)	—
(17)	(215)	—	—	(4,594)	—
(1,890,131)	(21,943,324)	—	—	(16,158,895)	—

(3,275,827)	(37,971,707)	—	—	(91,908,297)	—

(1,905,065)	—	(104,556)	(33,712)	(1,735,638)	—
(14,071)	—	(1,401)	(588)	—	—
(132,104)	—	(18,502)	(5,881)	(102,460)	—
(112,294)	—	(9,044)	(2,952)	(9,759,287)	—
(13,141)	—	(382)	(73)	(1,805)	—
(39,631)	—	(905)	(232)	(14,944)	—
(4,358)	—	(248)	(66)	(1,457)	—
(31)	—	—	—	(1,727)	—
(3,160,821)	—	(45,041)	(11,984)	(2,542,428)	—

(5,381,516)	—	(180,079)	(55,488)	(14,159,746)	—

(58,795,745)	(81,770,054)	(3,115,718)	(3,073,484)	(106,068,043)	(120,572,433)

462,316,024	427,344,427	12,214,297	13,151,845	1,710,906,217	1,796,390,593
58,028,355	80,514,405	3,016,440	2,949,075	96,140,611	101,250,001
(424,275,240)	(266,672,752)	(23,045,381)	(29,925,053)	(1,872,031,155)	(1,173,838,822)

96,069,139	241,186,080	(7,814,644)	(13,824,133)	(64,984,327)	723,801,772

131,421,915	168,557,475	(8,739,135)	(18,330,377)	(105,969,521)	637,027,187

1,899,931,226	1,731,373,751	95,066,720	113,397,097	3,724,194,757	3,087,167,570

$2,031,353,141	$1,899,931,226	$86,327,585	$95,066,720	$3,618,225,236	$3,724,194,757

$(764,538)	$2,901,580	$(71,881)	$(160,944)	$(16,647,727)	$1,074,998

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Financial Highlights

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(5)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(5)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(5)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(5)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(5)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(5)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(5)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%		4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00		3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98		4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55		4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25		4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95		4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90		4.86	144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%	$24,773	1.49%	1.25%		4.16%	95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)	6,280	2.22	1.99		3.43	95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)	33,259	1.25	1.00		4.41	95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)	2,097	1.84	1.55		3.86	95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)	2,165	1.54	1.25		4.16	95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)	2,095	1.24	0.95		4.46	95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)	178,911	1.14	0.90		4.50	95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%	$20,430	1.65%	1.24%		3.96%	99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03	3,846	2.38	1.97		3.22	99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28	23,655	1.37	0.96		4.27	99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48	2,112	2.02	1.55		3.65	99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81	2,094	1.72	1.25		3.95	99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15	2,103	1.42	0.95		4.25	99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25	75,221	1.31	0.90		4.37	99

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund
For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(6)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(6)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(6)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(6)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(6)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(6)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(6)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(6)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%		3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75		3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71		3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70		4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25		3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00		3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70		4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64		4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%		4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75		3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71		3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70		4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25		3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00		4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70		4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64		4.39	78

For the Year Ended October 31, 2012(7)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%		4.85%	60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66	35,026	1.80	1.75		4.08	60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69	2,031,516	1.72	1.72		4.10	60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74	1,817,957	0.73	0.73		5.10	60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17	13,889	1.37	1.25		4.57	60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47	11,283	1.06	1.00		4.80	60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78	11,820	0.76	0.70		5.12	60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85	75,994	0.65	0.65		5.18	60

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(8)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(8)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(8)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(8)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(8)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(8)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(8)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%		4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80		3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80		4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35		4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05		4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75		4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75		4.66	100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%	$163,631	1.13%	1.05%		4.53%	59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98	89,287	1.88	1.80		3.78	59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15	119,549	0.84	0.80		4.73	59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47	2,560	1.50	1.35		4.32	59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79	2,642	1.19	1.05		4.62	59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	2,427	0.89	0.75		4.93	59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	10,907	0.80	0.75		4.92	59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%	$46,387	1.31%	1.04%		5.93%	67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70	24,263	2.05	1.78		5.18	67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80	15,072	1.05	0.78		6.23	67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98	2,252	1.72	1.35		5.85	67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31	2,292	1.42	1.05		6.15	67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	2,264	1.12	0.75		6.45	67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	10,181	1.02	0.75		6.45	67

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund
For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(9)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17	1,509	2.12	1.82	(9)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16	61,297	1.88	1.82	(9)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20	37,099	0.88	0.82	(9)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64	3,153	1.50	1.37	(9)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92	1,681	1.20	1.07	(9)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27	665	0.90	0.77	(9)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32	7,957	0.77	0.72	(9)	5.28	47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(10)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(10)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(10)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(10)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(10)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(10)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(10)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(10)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%		4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80		4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80		4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78		5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35		4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05		4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75		5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70		5.25	54

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—		$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%		5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.62	6.43	8,242	1.99	1.80		4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.63	6.42	105,204	1.81	1.80		4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—		(0.43)	7.70	7.56	65,060	0.81	0.79		5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—		(0.39)	7.65	6.87	2,872	1.47	1.35		4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—		(0.41)	7.66	7.18	1,323	1.14	1.05		5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—		(0.43)	7.65	7.51	609	0.84	0.75		5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—		(0.44)	7.65	7.57	8,599	0.72	0.70		5.65	58

For the Year Ended October 31, 2012(7)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—		$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%		5.97%	138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.50	10.24	10,990	2.00	1.80		5.28	138
C	7.18	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.51	10.23	103,639	1.82	1.79		5.24	138
I	7.23	0.46	0.34	0.80	(0.46)	—	—		(0.46)	7.57	11.39	64,195	0.83	0.80		6.24	138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—		(0.42)	7.53	10.68	1,934	1.49	1.35		5.65	138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—		(0.44)	7.54	11.15	1,191	1.16	1.05		5.85	138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—		(0.46)	7.53	11.34	431	0.86	0.75		6.25	138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—		(0.46)	7.53	11.55	15,468	0.73	0.70		6.39	138

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(11)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(11)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(11)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(11)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(11)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(11)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(11)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(11)	0.99	70

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%		0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60		(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60		(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60		0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20		0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90		0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60		0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52		0.84	108

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%	$507,889	0.88%	0.85%		0.34%	82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)	28,633	1.69	1.60		(0.43)	82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)	375,906	1.60	1.60		(0.42)	82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)	124,329	0.65	0.60		0.51	82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)	73,380	1.22	1.20		0.01	82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)	29,584	0.91	0.90		0.30	82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)	6,219	0.63	0.60		0.69	82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)	287,361	0.51	0.51		0.60	82

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%	$851,003	0.86%	0.85%		0.69%	102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65	53,262	1.66	1.60		(0.11)	102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66	717,899	1.59	1.59		(0.04)	102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70	297,985	0.64	0.60		0.91	102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07	94,112	1.21	1.20		0.41	102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39	41,261	0.91	0.90		0.69	102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63	8,096	0.62	0.60		1.05	102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73	378,089	0.50	0.50		0.99	102

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Municipal Income Fund
For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(12)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(12)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(12)	2.33		13

For the Period Ended October 31, 2015
A(13)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(14)	$3,075	1.11	%(15)	0.69	%(15)	1.83	%(15)	21%
C(13)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(14)	2,533	1.83	(15)	1.44	(15)	1.07	(15)	21
I(13)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(14)	5,107	0.83	(15)	0.44	(15)	2.07	(15)	21

The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(16)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(16)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(16)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(16)	2.68		22

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91%		3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66		2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66		2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66		3.60		37

For the Year Ended October 31, 2012(7)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91%		4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66		3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66		3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66		4.31		51

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Real Return Fund
For the Year Ended October 31, 2016
A	$9.16	$0.26	$0.15	$0.41	$(0.26)	$—	$—	$(0.26)	$9.31	4.52%		$104,013	0.77%		0.70	%(17)	2.79%		21%
B	9.07	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.23	3.88		320	1.60		1.45	(17)	2.08		21
C	9.10	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.26	3.88		25,611	1.51		1.45	(17)	2.05		21
I	9.18	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.34	4.89		24,545	0.53		0.45	(17)	3.02		21
Y	9.13	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.29	4.90		17,233	0.46		0.45	(17)	3.04		21

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%		$106,809	0.88%		0.74%		2.85%		26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)		813	1.70		1.50		2.09		26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)		27,452	1.63		1.49		2.10		26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)		15,495	0.65		0.50		3.09		26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)		18,220	0.58		0.49		3.10		26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.87%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%		0.70	%(18)	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29		1.45	(18)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27		0.45	(18)	1.20		12

For the Period Ended October 31, 2015
A(13)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(14)	$3,993	1.12	%(15)	0.69	%(15)	0.75	%(15)	6%
C(13)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(14)	3,137	1.82	(15)	1.44	(15)	(0.02	)(15)	6
I(13)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(14)	5,106	0.78	(15)	0.44	(15)	0.97	(15)	6

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Quality Bond Fund
For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%		$14,294	1.04%		0.96	%(19)	1.14%		84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70		3,890	1.78		1.71	(19)	0.40		84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73		12,254	0.78		0.71	(19)	1.40		84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66		198	1.38		1.26	(19)	0.57		84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08		24	1.07		0.96	(19)	0.75		84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37		45	0.77		0.66	(19)	1.05		84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90		93,809	0.67		0.61	(19)	1.53		84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%		0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93		1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89		0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58		1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28		0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98		0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89		0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Year Ended October 31, 2013(20)
A(20)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(14)	$6,849	1.28	%(15)	0.81	%(15)	0.52	%(15)	83	%(14)
C(20)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(14)	2,239	2.03	(15)	1.56	(15)	(0.23	)(15)	83	(14)
I(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(14)	2,036	1.03	(15)	0.55	(15)	0.76	(15)	83	(14)
R3(20)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(14)	1,966	1.72	(15)	1.20	(15)	0.12	(15)	83	(14)
R4(20)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(14)	1,972	1.42	(15)	0.90	(15)	0.41	(15)	83	(14)
R5(20)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(14)	1,977	1.12	(15)	0.60	(15)	0.71	(15)	83	(14)
Y(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(14)	8,902	1.02	(15)	0.55	(15)	0.76	(15)	83	(14)

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund
For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86	%(21)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86	(21)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61	(21)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57	(21)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16	(21)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86	(21)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56	(21)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51	(21)	2.05	41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%	$469,337	0.90%	0.85%		1.51%	31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80	4,450	1.03	0.85		1.56	31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05	120,116	1.60	1.60		0.81	31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11	126,578	0.54	0.54		1.87	31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60	1,084	1.23	1.15		1.26	31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90	677	0.92	0.85		1.56	31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10	111	0.62	0.55		1.86	31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25	8,412	0.51	0.51		1.91	31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%	$469,415	0.91%	0.85%		1.50%	50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33	6,510	1.01	0.85		1.51	50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48	128,158	1.60	1.60		0.76	50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52	208,183	0.55	0.55		1.79	50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84	879	1.23	1.15		1.20	50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14	997	0.92	0.85		1.50	50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54	109	0.61	0.55		1.80	50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49	5,134	0.50	0.50		1.83	50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%	$451,357	0.88%	0.85%		1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60	9,589	0.99	0.85		1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44	133,623	1.60	1.60		0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48	105,812	0.57	0.57		1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90	527	1.23	1.15		1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20	928	0.92	0.85		1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51	112	0.61	0.55		1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55	3,002	0.51	0.51		2.03	51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%	$279,952	0.86%	0.85%		2.03%	61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48	7,959	0.97	0.85		2.04	61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60	136,515	1.60	1.60		1.28	61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75	117,449	0.58	0.58		2.30	61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07	258	1.23	1.15		1.72	61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48	783	0.93	0.85		2.02	61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69	106	0.62	0.55		2.33	61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84	4,967	0.50	0.50		2.34	61

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Strategic Income Fund
For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%		0.96	%(22)	4.54%		55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27		1.11	(22)	4.37		55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75		1.71	(22)	3.78		55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75		0.71	(22)	4.79		55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42		1.26	(22)	4.23		55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08		0.96	(22)	4.55		55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76		0.66	(22)	4.87		55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65		0.61	(22)	4.88		55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65		0.61	(22)	4.89		55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%		0.95%		4.23%		66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85		1.70		3.60		66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74		1.70		3.61		66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73		0.70		4.61		66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41		1.25		4.04		66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08		0.95		4.37		66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75		0.65		4.70		66
R6(23)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(14)	10	0.69	(15)	0.59	(15)	4.78	(15)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64		0.60		4.70		66

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.93%		55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09		55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07		55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00		55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40		242	1.39		1.25		3.74		55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68		143	1.03		0.95		3.91		55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98		114	0.71		0.65		4.20		55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30		55

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%		121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17		121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17		121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11		121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47		141	1.34		1.27		3.56		121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79		132	1.02		0.97		3.88		121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12		112	0.71		0.67		4.20		121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82		121

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(24)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(24)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(24)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(24)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(24)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(24)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(24)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(24)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(24)	3.10	41

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(23)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65	(14)	10	0.50	(15)	0.50	(15)	2.61	(15)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106

For the Year Ended October 31, 2012(7)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—	$(0.39)	$11.16	7.50%	$696,383	0.98%	0.89%	2.64%	77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—	(0.31)	11.08	6.66	47,026	1.85	1.64	1.90	77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—	(0.31)	11.18	6.70	105,330	1.69	1.63	1.90	77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—	(0.42)	11.17	7.78	11,177	0.68	0.62	2.92	77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—	(0.36)	11.35	7.14	9,944	1.27	1.19	2.35	77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—	(0.39)	11.33	7.47	21,940	0.95	0.89	2.65	77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—	(0.42)	11.33	7.79	1,018	0.66	0.59	2.94	77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—	(0.43)	11.32	7.91	952,621	0.55	0.49	3.04	77

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Unconstrained Bond Fund
For the Year Ended October 31, 2016
A	$9.65	$0.37	$(0.13)	$0.24	$(0.31)	$—	$(0.02)	$(0.33)	$9.56	2.62%	$47,433	1.28%	1.01	%(25)	3.88%	38%
B	9.64	0.30	(0.12)	0.18	(0.24)	—	(0.02)	(0.26)	9.56	1.85	595	2.20	1.76	(25)	3.12	38
C	9.67	0.30	(0.13)	0.17	(0.24)	—	(0.02)	(0.26)	9.58	1.86	10,652	1.96	1.76	(25)	3.12	38
I	9.65	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.57	2.98	5,477	0.94	0.76	(25)	4.16	38
R3	9.63	0.34	(0.11)	0.23	(0.29)	—	(0.02)	(0.31)	9.55	2.31	228	1.54	1.31	(25)	3.61	38
R4	9.64	0.37	(0.13)	0.24	(0.31)	—	(0.02)	(0.33)	9.55	2.62	560	1.23	1.01	(25)	3.87	38
R5	9.63	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.55	2.92	116	0.93	0.71	(25)	4.18	38
Y	9.62	0.39	(0.12)	0.27	(0.34)	—	(0.02)	(0.36)	9.53	2.92	21,266	0.82	0.71	(25)	4.18	38

For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)	$(0.29)	$9.65	(1.29)%	$56,678	1.17%	0.99%	3.14%	67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	(0.00	)(10)	(0.22)	9.64	(1.93)	1,169	2.11	1.74	2.35	67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	(0.00	)(10)	(0.22)	9.67	(2.02)	12,517	1.86	1.74	2.42	67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.65	(1.04)	4,075	0.81	0.74	3.42	67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	(0.00	)(10)	(0.26)	9.63	(1.49)	144	1.45	1.29	2.86	67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)	(0.29)	9.64	(1.20)	454	1.14	0.99	3.20	67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.63	(0.90)	112	0.83	0.69	3.49	67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.62	(1.01)	19,916	0.73	0.69	3.50	67

For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%	$70,192	1.17%	0.99%	2.86%	62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30	1,974	2.08	1.74	2.12	62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29	15,869	1.86	1.74	2.11	62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32	5,311	0.77	0.73	3.10	62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76	193	1.46	1.29	2.56	62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07	161	1.15	0.99	2.85	62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37	113	0.85	0.69	3.17	62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48	19,584	0.73	0.69	3.16	62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%	$85,062	1.13%	0.99%	2.43%	69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)	3,234	2.01	1.74	1.68	69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)	18,711	1.82	1.74	1.67	69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)	1,602	0.76	0.74	2.69	69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)	179	1.44	1.29	2.17	69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)	130	1.11	0.99	2.46	69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)	149	0.82	0.69	2.75	69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)	17,992	0.71	0.69	2.85	69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%	$120,395	1.09%	0.77%	3.59%	134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77	5,187	1.96	1.53	2.92	134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76	29,736	1.79	1.52	2.83	134
I(26)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35	(14)	1,132	0.83	(15)	0.62	(15)	2.93	(15)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27	141	1.40	1.06	3.20	134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60	111	1.07	0.77	3.57	134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92	111	0.77	0.47	3.87	134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73	115	0.72	0.69	4.70	134

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford World Bond Fund
For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%		$481,126	1.13%		1.07	%(27)	1.12%		122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95		155,828	1.79		1.79	(27)	0.40		122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91		2,407,302	0.81		0.81	(27)	1.39		122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48		1,882	1.41		1.37	(27)	0.85		122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79		1,228	1.10		1.07	(27)	1.11		122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02		1,137	0.83		0.77	(27)	1.46		122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14		790	0.74		0.72	(27)	1.52		122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15		568,934	0.69		0.69	(27)	1.50		122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%		$624,111	1.08%		1.05%		0.84%		99%
C	10.74	0.01	0.01	(28)	0.02	(0.30)	—	—	(0.30)	10.46	0.17		175,560	1.77		1.77		0.13		99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16		2,283,590	0.77		0.77		1.13		99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48		810	1.39		1.35		0.55		99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71		4,850	1.08		1.05		0.98		99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19		297	0.83		0.75		1.17		99
R6	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18	(14)	188	0.74	(15)	0.70	(15)	1.32	(15)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27		634,789	0.67		0.67		1.24		99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59		$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60		0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60		0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57		0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57		0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56		0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61		0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

290

Fixed Income Funds

Financial Highlights – (continued)

(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(6)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(10)	Included in this amount are tax distributions from capital of less than ($0.01).
(11)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(13)	Commenced operations on May 29, 2015.
(14)	Not annualized.
(15)	Annualized.
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44%, for Class A, Class C and Class I , respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(20)	Commenced operations on November 30, 2012.
(21)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(23)	Commenced operations on November 7, 2014.
(24)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(25)	Excluding the expenses not subject to cap, the ratios would have been 0.99%, 1.74%, 1.74%, 0.74%, 1.29%, 0.99%, 0.69% and 0.69% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(26)	Commenced operations on May 25, 2012.
(27)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(28)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

291

Fixed Income Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and fourteen series, respectively, as of October 31, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund, each is a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, and Class I shares. In addition, each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Additionally, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund offers Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund offer Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All

292

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

293

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by each Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

294

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

295

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

296

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2016.

d)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2016.

e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the fiscal year ended October 31, 2016, Inflation Plus Bond Fund engaged in Bond Forwards.

297

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Foreign Currency Contracts.

c)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund and Real Total Return Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Futures Contracts.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

298

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Emerging Markets Local Debt Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	11,600,000	$114,632
Written	38,769,000	665,921
Expired	(12,058,000)	(135,083)
Closed	(28,569,000)	(440,051)
Exercised	(1,638,000)	(39,803)

End of Period	8,104,000	$165,616

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	30,801,000	$350,169
Written	145,547,000	1,491,324
Expired	(51,296,000)	(403,379)
Closed	(93,738,000)	(1,047,398)
Exercised	(12,363,000)	(120,465)

End of Period	18,951,000	$270,251

Strategic Income Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$229,269
Written	373,580,000	4,711,901
Expired	(161,700,000)	(1,831,597)
Closed	—	—
Exercised	(227,490,000)	(3,109,573)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	181,282
Written	406,020,000	4,497,402
Expired	(228,752,000)	(2,870,781)
Closed	(31,178,000)	(452,546)
Exercised	(161,700,000)	(1,355,357)

End of Period	—	$—

299

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	899,182,000	2,775,918
Expired	(325,783,000)	(955,283)
Closed	—	—
Exercised	(573,399,000)	(1,820,635)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	912,655,000	2,448,614
Expired	(577,344,000)	(1,422,185)
Closed	(9,533,000)	(264,350)
Exercised	(325,778,000)	(762,079)

End of Period	—	$—

Unconstrained Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$31,064
Written	73,245,000	930,588
Expired	(28,570,000)	(320,049)
Closed	—	—
Exercised	(46,790,000)	(641,603)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$24,562
Written	80,205,000	892,281
Expired	(47,064,000)	(591,659)
Closed	(6,686,000)	(97,498)
Exercised	(28,570,000)	(227,686)

End of Period	—	$—

300

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	23,787,500	$168,891
Written	295,233,750	2,880,061
Expired	(208,232,250)	(1,740,333)
Closed	(7,320,000)	(177,230)
Exercised	(7,701,000)	(42,215)

End of Period	95,768,000	$1,089,174

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	123,497,596	$802,163
Written	746,645,786	2,447,075
Expired	(357,052,000)	(1,326,289)
Closed	(276,225,382)	(934,014)
Exercised	—	—

End of Period	236,866,000	$988,935

e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed

301

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2016, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points and to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Interest Rate Swap Contracts.

302

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Strategic Bond Fund and Unconstrained Bond Fund had engaged in Cross Currency Swaps.

f)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$127,708	$467,241	$—	$—	$—	$—	$594,949
Unrealized appreciation on futures contracts(1)	14,760	—	—	—	—	—	14,760
Unrealized appreciation on foreign currency contracts	—	2,839,133	—	—	—	—	2,839,133
Unrealized appreciation on swap contracts(2)	123,311	94,509	—	—	—	—	217,820

Total	$265,779	$3,400,883	$—	$—	$—	$—	$3,666,662

Liabilities:
Unrealized depreciation on futures contracts(1)	$8,073	$—	$—	$—	$—	$—	$8,073
Unrealized depreciation on foreign currency contracts	—	3,373,143	—	—	—	—	3,373,143
Written options, market value	—	353,806	—	—	—	—	353,806
Unrealized depreciation on swap contracts(2)	189,120	79,914	—	—	—	—	269,034

Total	$197,193	$3,806,863	$—	$—	$—	$—	$4,004,056

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$19,790	$(131,768)	$—	$—	$—	$—	$(111,978)
Net realized gain (loss) on futures contracts	(223,745)	—	—	—	—	—	(223,745)
Net realized gain (loss) on written options contracts	8,435	596,932	—	—	—	—	605,367
Net realized gain (loss) on swap contracts	(68,927)	(69,823)	—	—	—	—	(138,750)
Net realized gain (loss) on foreign currency contracts	—	3,262,304	—	—	—	—	3,262,304

Total	$(264,447)	$3,657,645	$—	$—	$—	$—	$3,393,198

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(25,172)	$(119,257)	$—	$—	$—	$—	$(144,429)
Net change in unrealized appreciation (depreciation) of futures contracts	25,647	—	—	—	—	—	25,647
Net change in unrealized appreciation (depreciation) of written options contracts	—	18,172	—	—	—	—	18,172
Net change in unrealized appreciation (depreciation) of swap contracts	279,865	14,595	—	—	—	—	294,460
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,144,816)	—	—	—	—	(1,144,816)

Total	$280,340	$(1,231,306)	$—	$—	$—	$—	$(950,966)

303

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Local Debt Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	6,233,922,417
Futures Contracts Long	14
Futures Contracts Short	(18)
Written Options Contracts	(33,601,083)
Swap Contracts	$27,356,639,527
Foreign Currency Contracts Purchased	$143,519,935
Foreign Currency Contracts Sold	$117,394,022
Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category

	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$13,581	$—	$—	$—	$—	$13,581

Total	$—	$13,581	$—	$—	$—	$—	$13,581

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$707,934	$—	$—	$—	$—	$707,934

Total	$—	$707,934	$—	$—	$—	$—	$707,934

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$12,704,900	$—	$—	$—	$—	$12,704,900

Total	$—	$12,704,900	$—	$—	$—	$—	$12,704,900

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(800,041)	$—	$—	$—	$—	$(800,041)

Total	$—	$(800,041)	$—	$—	$—	$—	$(800,041)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$3,930,619
Foreign Currency Contracts Sold	$100,113,287

304

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6,790	$—	$—	$—	$—	$6,790

Total	$—	$6,790	$—	$—	$—	$—	$6,790

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$51,296	$—	$—	$—	$—	$51,296

Total	$—	$51,296	$—	$—	$—	$—	$51,296

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,611,725	$—	$—	$—	$—	$1,611,725

Total	$—	$1,611,725	$—	$—	$—	$—	$1,611,725

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(75,067)	$—	$—	$—	$—	$(75,067)

Total	$—	$(75,067)	$—	$—	$—	$—	$(75,067)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$1,422,635
Foreign Currency Contracts Sold	$8,719,906

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$43,932	$—	$—	$—	$—	$43,932
Unrealized depreciation on swap contracts(2)	—	—	56,420	—	—	—	56,420

Total	$—	$43,932	$56,420	$—	$—	$—	$100,352

305

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

High Yield Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$894,787	$—	$—	$—	$894,787
Net realized gain (loss) on foreign currency contracts	—	5,396	—	—	—	—	5,396

Total	$—	$5,396	$894,787	$—	$—	$—	$900,183

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(413,238)	$—	$—	$—	$(413,238)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(75,558)	—	—	—	—	(75,558)

Total	$—	$(75,558)	$(413,238)	$—	$—	$—	$(488,796)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$12,880,475
Foreign Currency Contracts Purchased	$540,221
Foreign Currency Contracts Sold	$6,059,635

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$54,696	$—	$—	$—	$—	$—	$54,696
Unrealized appreciation on foreign currency contracts	—	947,880	—	—	—	—	947,880
Unrealized appreciation on swap contracts(2)	513,415	—	511,252	—	—	—	1,024,667

Total	$568,111	$947,880	$511,252	$—	$—	$—	$2,027,243

Liabilities:
Unrealized depreciation on futures contracts(1)	$120,360	$—	$—	$—	$—	$—	$120,360
Unrealized depreciation on bond forward contracts	112,656	—	—	—	—	—	112,656
Unrealized depreciation on foreign currency contracts	—	545,905	—	—	—	—	545,905
Unrealized depreciation on swap contracts(2)	110,297	—	—	—	—	—	110,297

Total	$343,313	$545,905	$—	$—	$—	$—	$889,218

306

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$27,955	$—	$—	$—	$—	$—	$27,955
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	(961,722)	—	(420,313)	—	—	—	(1,382,035)
Net realized gain (loss) on bond forward contracts	459,435	—	—	—	—	—	459,435
Net realized gain (loss) on foreign currency contracts	—	(2,494,048)	—	—	—	—	(2,494,048)

Total	$(474,332)	$(2,494,048)	$(420,313)	$—	$—	$—	$(3,388,693)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(65,664)	$—	$—	$—	$—	$—	$(65,664)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	1,096,524	—	702,964	—	—	—	1,799,488
Net change in unrealized appreciation (depreciation) of bond forward contracts	(112,656)	—	—	—	—	—	(112,656)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	411,781	—	—	—	—	411,781

Total	$918,204	$411,781	$702,964	$—	$—	$—	$2,032,949

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	289
Futures Contracts Short	(146)
Swap Contracts	$92,242,148
Bond Forward Contracts	$50,347,837
Foreign Currency Contracts Purchased	$33,262,109
Foreign Currency Contracts Sold	$68,523,546

Municipal Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(992,629)	$—	$—	$—	$—	$—	$(992,629)

Total	$(992,629)	$—	$—	$—	$—	$—	$(992,629)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$152,028	$—	$—	$—	$—	$—	$152,028

Total	$152,028	$—	$—	$—	$—	$—	$152,028

307

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Opportunities Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(81)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$1,470,826	$—	$—	$—	$—	$—	$1,470,826

Total	$1,470,826	$—	$—	$—	$—	$—	$1,470,826

Liabilities:
Unrealized depreciation on swap contracts(2)	$1,587,655	$—	$—	$—	$—	$—	$1,587,655

Total	$1,587,655	$—	$—	$—	$—	$—	$1,587,655

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(8,743,275)	$—	$—	$—	$—	$—	$(8,743,275)

Total	$(8,743,275)	$—	$—	$—	$—	$—	$(8,743,275)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$10,070,558	$—	$—	$—	$—	$—	$10,070,558

Total	$10,070,558	$—	$—	$—	$—	$—	$10,070,558

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$139,274,083

308

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts(1)	23,461	—	—	—	—	—	23,461
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$23,461	$—	$—	$—	$—	$—	$23,461

Liabilities:
Unrealized depreciation on futures contracts(1)	$329,130	$—	$—	$—	$—	$—	$329,130
Unrealized depreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$329,130	$—	$—	$—	$—	$—	$329,130

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(5,564)	$—	$—	$—	$—	$—	$(5,564)
Net realized gain (loss) on futures contracts	697,353	—	—	—	—	—	697,353
Net realized gain (loss) on swap contracts	12,584	—	—	—	—	—	12,584

Total	$704,373	$—	$—	$—	$—	$—	$704,373

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,441	$—	$—	$—	$—	$—	$1,441
Net change in unrealized appreciation (depreciation) of futures contracts	(312,518)	—	—	—	—	—	(312,518)
Net change in unrealized appreciation (depreciation) of swap contracts	2,697	—	—	—	—	—	2,697

Total	$(308,380)	$—	$—	$—	$—	$—	$(308,380)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	520,000
Futures Contracts Long	62
Futures Contracts Short	(21)
Swap Contracts	$1,900,000

309

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$750,960	$—	$—	$—	$—	$—	$750,960

Total	$750,960	$—	$—	$—	$—	$—	$750,960

Liabilities:
Unrealized depreciation on futures contracts(1)	$187,772	$—	$—	$—	$—	$—	$187,772

Total	$187,772	$—	$—	$—	$—	$—	$187,772

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(2,832,843)	$—	$—	$—	$—	$—	$(2,832,843)

Total	$(2,832,843)	$—	$—	$—	$—	$—	$(2,832,843)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$819,353	$—	$—	$—	$—	$—	$819,353

Total	$819,353	$—	$—	$—	$—	$—	$819,353

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	519
Futures Contracts Short	(942)

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$403	$—	$—	$—	$—	$403
Unrealized appreciation on futures contracts(1)	433,973	31,776	—	—	—	—	465,749
Unrealized appreciation on foreign currency contracts	—	535,671	—	—	—	—	535,671
Unrealized appreciation on swap contracts(2)	220,466	11,513	986,135	—	—	—	1,218,114

Total	$654,439	$579,363	$986,135	$—	$—	$—	$2,219,937

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,670,572	$91,996	$—	$—	$—	$—	$1,762,568
Unrealized depreciation on foreign currency contracts	—	1,692,444	—	—	—	—	1,692,444
Written options, market value	—	—	—	—	—	—	—
Unrealized depreciation on swap contracts(2)	59,140	—	765,131	—	—	—	824,271

Total	$1,729,712	$1,784,440	$765,131	$—	$—	$—	$4,279,283

310

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(79,459)	$(110,356)	$—	$—	$—	$—	$(189,815)
Net realized gain (loss) on futures contracts	5,325,051	235,516	—	—	—	—	5,560,567
Net realized gain (loss) on written options contracts	4,699,690	11,057	—	—	—	—	4,710,747
Net realized gain (loss) on swap contracts	980,878	(36,560)	(4,280,461)	1,009,020	—	—	(2,327,123)
Net realized gain (loss) on foreign currency contracts	—	106,370	—	—	—	—	106,370

Total	$10,926,160	$206,027	$(4,280,461)	$1,009,020	$—	$—	$7,860,746

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$915	$100,693	$—	$—	$—	$—	$101,608
Net change in unrealized appreciation (depreciation) of futures contracts	(1,247,901)	(60,220)	—	—	—	—	(1,308,121)
Net change in unrealized appreciation (depreciation) of written options contracts	35,202	—	—	—	—	—	35,202
Net change in unrealized appreciation (depreciation) of swap contracts	305,503	(9,146)	(2,053,564)	—	—	—	(1,757,207)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(316,622)	—	—	—	—	(316,622)

Total	$(906,281)	$(285,295)	$(2,053,564)	$—	$—	$—	$(3,245,140)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	13,699,170
Futures Contracts Long	1,198
Futures Contracts Short	(721)
Written Options Contracts	(93,552,750)
Swap Contracts	$262,100,719
Foreign Currency Contracts Purchased	$56,294,583
Foreign Currency Contracts Sold	$60,184,639

311

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$1,347	$—	$—	$—	$—	$1,347
Unrealized appreciation on futures contracts(1)	2,259,174	—	—	—	—	—	2,259,174
Unrealized appreciation on foreign currency contracts	—	795,032	—	—	—	—	795,032
Unrealized appreciation on swap contracts(2)	866,366	—	3,227,341	—	—	—	4,093,707

Total	$3,125,540	$796,379	$3,227,341	$—	$—	$—	$7,149,260

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,386,808	$—	$—	$—	$—	$—	$4,386,808
Unrealized depreciation on foreign currency contracts	—	1,060,884	—	—	—	—	1,060,884
Unrealized depreciation on swap contracts(2)	17,784	—	2,536,996	—	—	—	2,554,780

Total	$4,404,592	$1,060,884	$2,536,996	$—	$—	$—	$8,002,472

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(369,412)	$(96,686)	$—	$—	$—	$—	$(466,098)
Net realized gain (loss) on futures contracts	1,211,451	—	—	—	—	—	1,211,451
Net realized gain (loss) on written options contracts	2,369,065	32,483	—	—	—	—	2,401,548
Net realized gain (loss) on swap contracts	(3,171,429)	(115,059)	(21,036,799)	—	—	—	(24,323,287)
Net realized gain (loss) on foreign currency contracts	—	(3,998,181)	—	—	—	—	(3,998,181)

Total	$39,675	$(4,177,443)	$(21,036,799)	$—	$—	$—	$(25,174,567)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$24,583	$(61,208)	$—	$—	$—	$—	$(36,625)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,659,887)	—	—	—	—	—	(1,659,887)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	1,637,915	(66,110)	3,751,307	—	—	—	5,323,112
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,078,117	—	—	—	—	1,078,117

Total	$2,611	$950,799	$3,751,307	$—	$—	$—	$4,704,717

312

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	42,780,152
Futures Contracts Long	3,437
Futures Contracts Short	(2,594)
Written Options Contracts	(300,384,000)
Swap Contracts	$598,172,896
Foreign Currency Contracts Purchased	$33,353,715
Foreign Currency Contracts Sold	$98,248,340

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$88	$—	$—	$—	$—	$88
Unrealized appreciation on futures contracts(1)	179,312	—	—	—	—	—	179,312
Unrealized appreciation on foreign currency contracts	—	78,054	—	—	—	—	78,054
Unrealized appreciation on swap contracts(2)	47,061	2,509	306,679	—	—	—	356,249

Total	$226,373	$80,651	$306,679	$—	$—	$—	$613,703

Liabilities:
Unrealized depreciation on futures contracts(1)	$159,449	$—	$—	$—	$—	$—	$159,449
Unrealized depreciation on foreign currency contracts	—	174,707	—	—	—	—	174,707
Written options, market value	—	—	—	—	—	—	—
Unrealized depreciation on swap contracts(2)	8,876	—	250,459	—	—	—	259,335

Total	$168,325	$174,707	$250,459	$—	$—	$—	$593,491

313

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(34,155)	$(43,636)	$—	$—	$—	$—	$(77,791)
Net realized gain (loss) on futures contracts	(424,701)	—	—	—	—	—	(424,701)
Net realized gain (loss) on written options contracts	886,562	2,455	24,563	—	—	—	913,580
Net realized gain (loss) on swap contracts	(209,292)	(9,916)	(2,676,959)	320,525	—	—	(2,575,642)
Net realized gain (loss) on foreign currency contracts	—	(190,287)	—	—	—	—	(190,287)

Total	$218,414	$(241,384)	$(2,652,396)	$320,525	$—	$—	$(2,354,841)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,718	$28,590	$—	$—	$—	$—	$30,308
Net change in unrealized appreciation (depreciation) of futures contracts	15,106	—	—	—	—	—	15,106
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	4,769	—	—	—	4,769
Net change in unrealized appreciation (depreciation) of swap contracts	166,741	(3,001)	(87,199)	—	—	—	76,541
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,785)	—	—	—	—	(1,785)

Total	$183,565	$23,804	$(82,430)	$—	$—	$—	$124,939

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,365,333
Futures Contracts Long	111
Futures Contracts Short	(236)
Written Options Contracts	(18,345,500)
Swap Contracts	$88,966,567
Foreign Currency Contracts Purchased	$6,881,850
Foreign Currency Contracts Sold	$16,613,172

314

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$704,400	$2,412,969	$—	$—	$—	$—	$3,117,369
Unrealized appreciation on futures contracts(1)	7,635,373	—	—	—	—	—	7,635,373
Unrealized appreciation on foreign currency contracts	—	48,669,668	—	—	—	—	48,669,668
Unrealized appreciation on swap contracts(2)	3,198,182	—	555,712	—	—	—	3,753,894

Total	$11,537,955	$51,082,637	$555,712	$—	$—	$—	$63,176,304

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,075,365	$—	$—	$—	$—	$—	$2,075,365
Unrealized depreciation on foreign currency contracts	—	27,833,407	—	—	—	—	27,833,407
Written options, market value	116,317	2,234,527	—	—	—	—	2,350,844
Unrealized depreciation on swap contracts(2)	4,026,788	—	1,779,197	—	—	—	5,805,985

Total	$6,218,470	$30,067,934	$1,779,197	$—	$—	$—	$38,065,601

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(174,004)	$(3,006,217)	$(732,692)	$(155,114)	$—	$—	$(4,068,027)
Net realized gain (loss) on futures contracts	(14,206,555)	—	—	—	—	—	(14,206,555)
Net realized gain (loss) on written options contracts	(397,896)	3,003,852	386,424	—	—	—	2,992,380
Net realized gain (loss) on swap contracts	7,712,338	—	(11,725,315)	—	—	—	(4,012,977)
Net realized gain (loss) on foreign currency contracts	—	15,158,517	—	—	—	—	15,158,517

Total	$(7,066,117)	$15,156,152	$(12,071,583)	$(155,114)	$—	$—	$(4,136,662)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$11,565	$(269,183)	$800,101	$—	$—	$—	$542,483
Net change in unrealized appreciation (depreciation) of futures contracts	5,537,846	—	—	—	—	—	5,537,846
Net change in unrealized appreciation (depreciation) of written options contracts	—	(425,938)	(254,216)	—	—	—	(680,154)
Net change in unrealized appreciation (depreciation) of swap contracts	(981,207)	—	(117,528)	—	—	—	(1,098,735)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	9,423,397	—	—	—	—	9,423,397

Total	$4,568,204	$8,728,276	$428,357	$—	$—	$—	$13,724,837

315

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,318,174,910
Futures Contracts Long	3,303
Futures Contracts Short	(5,278)
Written Options Contracts	(265,146,321)
Swap Contracts	$26,014,204,115
Foreign Currency Contracts Purchased	$1,393,097,193
Foreign Currency Contracts Sold	$2,923,123,746

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,839,133	$(3,373,143)
Futures contracts	14,760	(8,073)
Purchased options	594,949	—
Swap contracts	198,012	(249,226)
Written options	—	(353,806)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,646,854	(3,984,248)

Derivatives not subject to a MNA	(55,046)	62,366

Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,591,808	$(3,921,882)

316

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$416,585	$(219,138)	$—	$(197,447)	$—
Barclays	180,603	(180,603)	—	—	—
BNP Paribas Securities Services	38,089	(38,089)	—	—	—
Citibank NA	795,409	(556,495)	—	—	238,914
Commonwealth Bank of Australia	13,710	(8,930)	—	—	4,780
Credit Agricole	53,187	—	—	—	53,187
Credit Suisse First Boston Corp.	66,499	(17,480)	—	—	49,019
Deutsche Bank Securities, Inc.	67,699	(67,699)	—	—	—
Goldman Sachs & Co.	327,247	(316,961)	—	—	10,286
HSBC Bank USA	65,602	(65,602)	—	—	—
JP Morgan Chase & Co.	232,395	(232,395)	—	—	—
Morgan Stanley	617,891	(617,891)	—	—	—
RBC Dominion Securities, Inc.	15,673	(14,513)	—	—	1,160
RBS Greenwich Capital	169,486	(169,486)	—	—	—
Standard Chartered Bank	326,734	(326,734)	—	—	—
State Street Global Markets LLC	52,188	(52,188)	—	—	—
UBS AG	149,660	(37,800)	—	—	111,860
Westpac International	3,151	—	—	—	3,151

Total	$3,591,808	$(2,922,004)	$—	$(197,447)	$472,357

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(219,138)	$219,138	$—	$—	$—
Barclays	(244,465)	180,603	—	—	(63,862)
BNP Paribas Securities Services	(38,497)	38,089	—	—	(408)
Citibank NA	(556,495)	556,495	—	—	—
Commonwealth Bank of Australia	(8,930)	8,930	—	—	—
Credit Suisse First Boston Corp.	(17,480)	17,480	—	—	—
Deutsche Bank Securities, Inc.	(93,201)	67,699	—	—	(25,502)
Goldman Sachs & Co.	(316,961)	316,961	—	—	—
HSBC Bank USA	(66,138)	65,602	—	—	(536)
JP Morgan Chase & Co.	(258,890)	232,395	—	—	(26,495)
Morgan Stanley	(1,308,156)	617,891	—	29,194	(661,071)
RBC Dominion Securities, Inc.	(14,513)	14,513	—	—	—
RBS Greenwich Capital	(290,528)	169,486	—	—	(121,042)
Standard Chartered Bank	(388,955)	326,734	—	—	(62,221)
State Street Global Markets LLC	(61,735)	52,188	—	—	(9,547)
UBS AG	(37,800)	37,800	—	—	—

Total	$(3,921,882)	$2,922,004	$—	$29,194	$(970,684)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

317

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$13,581	$(707,934)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	13,581	(707,934)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$13,581	$(707,934)

Floating Rate Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$13,581	$—	$—	$—	$13,581

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(707,934)	$—	$—	$—	$(707,934)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$6,790	$(51,296)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,790	(51,296)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,790	$(51,296)

Floating Rate High Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$6,790	$—	$—	$—	$6,790

318

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(51,296)	$—	$—	$—	$(51,296)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(43,932)
Swap contracts	462,949	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	462,949	(43,932)

Derivatives not subject to a MNA	(462,949)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(43,932)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(43,932)	$—	$—	$—	$(43,932)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$—	$(112,656)
Foreign currency contracts	947,880	(545,905)
Futures contracts	54,696	(120,360)
Swap contracts	585,712	(186,995)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,588,288	(965,916)

Derivatives not subject to a MNA	(438,288)	120,360

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,150,000	$(845,556)

319

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$825,110	$(147,550)	$—	$—	$677,560
Credit Suisse First Boston Corp.	13,780	(13,780)	—	—	—
Deutsche Bank Securities, Inc.	208,505	(4,965)	—	—	203,540
Goldman Sachs & Co.	13,197	(13,197)	—	—	—
HSBC Bank USA	53,332	(16,222)	—	—	37,110
RBS Greenwich Capital	7,807	—	—	—	7,807
State Street Global Markets LLC	28,269	(16,588)	—	—	11,681

Total	$1,150,000	$(212,302)	$—	$—	$937,698

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(112,749)	$—	$112,749	$—	$—
Bank of Montreal	(43,764)	—	—	—	(43,764)
Barclays	(82,761)	—	82,761	—	—
BNP Paribas Securities Services	(18,825)	—	—	—	(18,825)
Citibank NA	(147,550)	147,550	—	—	—
Credit Suisse First Boston Corp.	(132,193)	13,780	—	—	(118,413)
Credit Suisse International	(5,232)	—	—	—	(5,232)
Deutsche Bank Securities, Inc.	(4,965)	4,965	—	—	—
Goldman Sachs & Co.	(32,476)	13,197	19,279	—	—
HSBC Bank USA	(16,222)	16,222	—	—	—
Morgan Stanley	(70,359)	—	70,359	—	—
State Street Global Markets LLC	(16,588)	16,588	—	—	—
Toronto-Dominion Bank	(153,009)	—	—	—	(153,009)
UBS AG	(8,863)	—	—	—	(8,863)

Total	$(845,556)	$212,302	$285,148	$—	$(348,106)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

320

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Real Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$1,470,826	$(1,587,655)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,470,826	(1,587,655)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,470,826	$(1,587,655)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$115,058	$(115,058)	$—	$—	$—
Barclays	382,444	(25,923)	(270,513)	—	86,008
BNP Paribas Securities Services	405,512	(120,110)	—	(260,000)	25,402
Deutsche Bank Securities, Inc.	246,152	(66,288)	—	—	179,864
JP Morgan Chase & Co.	287,949	(287,949)	—	—	—
Morgan Stanley	33,711	—	—	—	33,711

Total	$1,470,826	$(615,328)	$(270,513)	$(260,000)	$324,985

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(514,139)	$115,058	$—	$399,081	$—
Barclays	(25,923)	25,923	—	—	—
BNP Paribas Securities Services	(120,110)	120,110	—	—	—
Citibank NA	(145,515)	—	—	145,515	—
Deutsche Bank Securities, Inc.	(66,288)	66,288	—	—	—
JP Morgan Chase & Co.	(715,680)	287,949	—	427,731	—

Total	$(1,587,655)	$615,328	$—	$972,327	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$23,461	$(329,130)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	23,461	(329,130)

Derivatives not subject to a MNA	(23,461)	329,130

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

321

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$750,960	$(187,772)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	750,960	(187,772)

Derivatives not subject to a MNA	(750,960)	187,772

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$535,671	$(1,692,444)
Futures contracts	465,749	(1,762,568)
Purchased options	403	—
Swap contracts	7,327,592	(5,367,101)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,329,415	(8,822,113)

Derivatives not subject to a MNA	(4,296,070)	2,573,675

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,033,345	$(6,248,438)

Strategic Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$125,067	$(125,067)	$—	$—	$—
Barclays	263,053	(263,053)	—	—	—
BNP Paribas Securities Services	21,702	(273)	—	—	21,429
Citibank NA	123,957	(109,808)	—	—	14,149
Commonwealth Bank of Australia	882	(882)	—	—	—
Credit Suisse First Boston Corp.	254	(254)	—	—	—
Credit Suisse International	1,087,638	(1,087,638)	—	—	—
Deutsche Bank Securities, Inc.	312,805	(22,770)	—	(290,035)	—
Goldman Sachs & Co.	387,837	(387,837)	—	—	—
HSBC Bank USA	1,235	(1,235)	—	—	—
JP Morgan Chase & Co.	724,197	(177,974)	—	(463,000)	83,223
Morgan Stanley	865,999	(865,999)	—	—	—
RBC Dominion Securities, Inc.	52,428	(2,019)	—	—	50,409
RBS Greenwich Capital	23,987	(7,952)	—	—	16,035
Standard Chartered Bank	169	(169)	—	—	—
State Street Global Markets LLC	41,389	—	—	—	41,389
UBS AG	746	(746)	—	—	—

Total	$4,033,345	$(3,053,676)	$—	$(753,035)	$226,634

322

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(951,446)	$125,067	$268,877	$—	$(557,502)
Bank of Montreal	(225,867)	—	—	—	(225,867)
Barclays	(470,622)	263,053	207,569	—	—
BNP Paribas Securities Services	(273)	273	—	—	—
Citibank NA	(109,808)	109,808	—	—	—
Commonwealth Bank of Australia	(3,523)	882	—	—	(2,641)
Credit Suisse First Boston Corp.	(270)	254	—	—	(16)
Credit Suisse International	(1,477,247)	1,087,638	301,102	—	(88,507)
Deutsche Bank Securities, Inc.	(22,770)	22,770	—	—	—
Goldman Sachs & Co.	(1,305,968)	387,837	918,131	—	—
HSBC Bank USA	(26,343)	1,235	—	—	(25,108)
JP Morgan Chase & Co.	(177,974)	177,974	—	—	—
Morgan Stanley	(1,189,150)	865,999	—	—	(323,151)
RBC Dominion Securities, Inc.	(2,019)	2,019	—	—	—
RBS Greenwich Capital	(7,952)	7,952	—	—	—
Standard Chartered Bank	(2,948)	169	—	—	(2,779)
UBS AG	(274,258)	746	—	95,000	(178,512)

Total	$(6,248,438)	$3,053,676	$1,695,679	$95,000	$(1,404,083)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$795,032	$(1,060,884)
Futures contracts	2,259,174	(4,386,808)
Purchased options	1,347	—
Swap contracts	12,523,432	(13,550,992)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,578,985	(18,998,684)

Derivatives not subject to a MNA	(4,791,049)	8,608,227

Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,787,936	$(10,390,457)

323

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Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$202,411	$(202,411)	$—	$—	$—
Barclays	3,158,004	(114,044)	—	(3,043,960)	—
BNP Paribas Securities Services	61,555	—	—	—	61,555
Citibank NA	608,077	(151,911)	—	(261,000)	195,166
Credit Suisse International	1,508,611	(1,508,611)	—	—	—
Deutsche Bank Securities, Inc.	489,597	(5,606)	—	(483,991)	—
Goldman Sachs & Co.	1,161,244	(1,161,244)	—	—	—
JP Morgan Chase & Co.	373,274	(373,274)	—	—	—
Morgan Stanley	3,166,590	(2,525,104)	—	(641,486)	—
RBS Greenwich Capital	11,942	—	—	—	11,942
State Street Global Markets LLC	46,631	—	—	—	46,631

Total	$10,787,936	$(6,042,205)	$—	$(4,430,437)	$315,294

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,317,869)	$202,411	$336,948	$—	$(778,510)
Barclays	(114,044)	114,044	—	—	—
Citibank NA	(151,911)	151,911	—	—	—
Credit Suisse International	(2,587,333)	1,508,611	—	—	(1,078,722)
Deutsche Bank Securities, Inc.	(5,606)	5,606	—	—	—
Goldman Sachs & Co.	(2,924,942)	1,161,244	1,763,698	—	—
HSBC Bank USA	(33,594)	—	—	—	(33,594)
JP Morgan Chase & Co.	(440,688)	373,274	67,414	—	—
Merrill Lynch International	(213,799)	—	—	—	(213,799)
Morgan Stanley	(2,525,104)	2,525,104	—	—	—
UBS AG	(75,567)	—	75,567	—	—

Total	$(10,390,457)	$6,042,205	$2,243,627	$—	$(2,104,625)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$78,054	$(174,707)
Futures contracts	179,312	(159,449)
Purchased options	88	—
Swap contracts	1,364,242	(1,298,766)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,621,696	(1,632,922)

Derivatives not subject to a MNA	(436,246)	383,207

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,185,450	$(1,249,715)

324

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Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$14,553	$(14,553)	$—	$—	$—
Barclays	196,763	(10,226)	—	(186,537)	—
BNP Paribas Securities Services	4,513	(3,291)	—	—	1,222
Citibank NA	19,491	(19,491)	—	—	—
Credit Suisse First Boston Corp.	2,404	(1,298)	—	—	1,106
Credit Suisse International	174,156	(174,156)	—	—	—
Deutsche Bank Securities, Inc.	75,197	(4,672)	—	(55,000)	15,525
Goldman Sachs & Co.	93,673	(93,673)	—	—	—
HSBC Bank USA	9,316	(5,585)	—	—	3,731
JP Morgan Chase & Co.	177,830	(24,917)	—	—	152,913
Morgan Stanley	410,445	(387,676)	—	(22,769)	—
RBC Dominion Securities, Inc.	33	—	—	—	33
RBS Greenwich Capital	967	(553)	—	—	414
State Street Global Markets LLC	6,109	(2,898)	—	—	3,211

Total	$1,185,450	$(742,989)	$—	$(264,306)	$178,155

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(160,909)	$14,553	$—	$—	$(146,356)
Bank of Montreal	(7,679)	—	—	—	(7,679)
Barclays	(10,226)	10,226	—	—	—
BNP Paribas Securities Services	(3,291)	3,291	—	—	—
Citibank NA	(36,861)	19,491	—	—	(17,370)
Credit Suisse First Boston Corp.	(1,298)	1,298	—	—	—
Credit Suisse International	(233,742)	174,156	4,234	—	(55,352)
Deutsche Bank Securities, Inc.	(4,672)	4,672	—	—	—
Goldman Sachs & Co.	(272,597)	93,673	178,924	—	—
HSBC Bank USA	(5,585)	5,585	—	—	—
JP Morgan Chase & Co.	(24,917)	24,917	—	—	—
Merrill Lynch International	(13,575)	—	—	—	(13,575)
Morgan Stanley	(387,676)	387,676	—	—	—
RBS Greenwich Capital	(553)	553	—	—	—
Standard Chartered Bank	(639)	—	—	—	(639)
State Street Global Markets LLC	(2,898)	2,898	—	—	—
UBS AG	(82,597)	—	—	75,000	(7,597)

Total	$(1,249,715)	$742,989	$183,158	$75,000	$(248,568)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

325

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$48,669,668	$(27,833,407)
Futures contracts	7,635,373	(2,075,365)
Purchased options	3,117,369	—
Swap contracts	10,076,626	(12,515,970)
Written options	—	(2,350,844)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	69,499,036	(44,775,586)

Derivatives not subject to a MNA	(9,232,513)	7,118,284

Total gross amount of assets and liabilities subject to MNA or similar agreements	$60,266,523	$(37,657,302)

World Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,000,732	$(604,459)	$—	$—	$396,273
Bank of Montreal	4,157,743	(2,207,069)	—	—	1,950,674
Barclays	4,351,275	(1,632,739)	—	—	2,718,536
BNP Paribas Securities Services	648,484	(648,484)	—	—	—
Citibank NA	3,019,129	(3,019,129)	—	—	—
Commonwealth Bank of Australia	4,074,210	(493,344)	—	—	3,580,866
Credit Suisse First Boston Corp.	135,446	(135,446)	—	—	—
Credit Suisse International	957,624	(957,624)	—	—	—
Deutsche Bank Securities, Inc.	855,286	(801,487)	—	(53,799)	—
Goldman Sachs & Co.	14,353,467	(6,621,675)	(1,039,002)	—	6,692,790
HSBC Bank USA	1,844,874	(1,748,788)	—	—	96,086
JP Morgan Chase & Co.	13,960,184	(7,128,027)	—	(2,315,000)	4,517,157
Morgan Stanley	2,763,402	(1,933,748)	—	—	829,654
National Australia Bank Limited	630,449	(25,827)	—	—	604,622
RBC Dominion Securities, Inc.	5,074,485	(5,074,485)	—	—	—
RBS Greenwich Capital	207,651	(207,651)	—	—	—
Standard Chartered Bank	429,198	(429,198)	—	—	—
State Street Global Markets LLC	809,432	(744,190)	—	—	65,242
UBS AG	364,491	(310,466)	—	—	54,025
Westpac International	628,961	—	—	—	628,961

Total	$60,266,523	$(34,723,836)	$(1,039,002)	$(2,368,799)	$22,134,886

326

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(604,459)	$604,459	$—	$—	$—
Bank of Montreal	(2,207,069)	2,207,069	—	—	—
Barclays	(1,632,739)	1,632,739	—	—	—
BNP Paribas Securities Services	(648,584)	648,484	—	—	(100)
Citibank NA	(3,172,764)	3,019,129	—	—	(153,635)
Commonwealth Bank of Australia	(493,344)	493,344	—	—	—
Credit Agricle	(283,359)	—	—	—	(283,359)
Credit Suisse First Boston Corp.	(193,555)	135,446	—	—	(58,109)
Credit Suisse International	(1,209,478)	957,624	—	—	(251,854)
Deutsche Bank Securities, Inc.	(801,487)	801,487	—	—	—
Goldman Sachs & Co.	(6,621,675)	6,621,675	—	—	—
HSBC Bank USA	(1,748,788)	1,748,788	—	—	—
JP Morgan Chase & Co.	(7,128,027)	7,128,027	—	—	—
Morgan Stanley	(1,933,748)	1,933,748	—	—	—
National Australia Bank Limited	(25,827)	25,827	—	—	—
Nomura International	(35,974)	—	—	—	(35,974)
RBC Dominion Securities, Inc.	(6,883,670)	5,074,485	—	—	(1,809,185)
RBS Greenwich Capital	(358,075)	207,651	—	—	(150,424)
Standard Chartered Bank	(525,435)	429,198	—	—	(96,237)
State Street Global Markets LLC	(744,190)	744,190	—	—	—
Toronto-Dominion Bank	(94,589)	—	—	—	(94,589)
UBS AG	(310,466)	310,466	—	—	—

Total	$(37,657,302)	$34,723,836	$—	$—	$(2,933,466)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements.

327

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016				For the Year Ended October 31, 2015
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$—	$—	$6,069,687	$—	$—	$—	$14,832,158
Floating Rate Fund	—	161,797,699	—	—	—	198,061,840	—	21,709,481
Floating Rate High Income Fund	—	14,774,668	—	860,155	—	23,497,814	3,133,226	4,211,886
High Yield Fund	—	16,100,226	—	—	—	17,589,631	—	89,258
Inflation Plus Fund	—	—	—	—	—	487,150	—	27,826
Municipal Income Fund	287,104	1,520	—	—	75,458	180	—	—
Municipal Opportunities Fund	15,205,643	194,422	—	—	11,534,074	218,269	—	—
Municipal Real Return Fund	4,615,612	26,379	—	—	4,871,021	6,204	—	—
Municipal Short Duration Fund	137,798	482	—	—	31,362	128	—	—
Quality Bond Fund	—	2,265,082	77,262	—	—	520,579	75,092	—
Short Duration Fund	—	14,132,291	—	—	—	12,891,498	1,331,299	—
Strategic Income Fund	—	16,635,463	—	—	—	19,882,298	5,081,698	—
Total Return Bond Fund	—	50,139,442	3,274,787	5,381,516	—	64,332,894	17,437,160	—
Unconstrained Bond Fund	—	2,935,639	—	180,079	—	3,017,996	—	55,488
World Bond Fund	—	—	91,908,297	14,159,746	—	86,731,896	33,840,537	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

328

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$—	$—	$—	$(28,314,186)	$(1,255,325)	$(29,569,511)
Floating Rate Fund	—	5,020,338	—	(505,909,048)	(107,452,891)	(608,341,601)
Floating Rate High Income Fund	—	—	—	(28,720,298)	(12,872,814)	(41,593,112)
High Yield Fund	—	—	—	(37,726,509)	455,931	(37,270,578)
Inflation Plus Fund	—	5,077,835	—	(60,891,456)	10,483,451	(45,330,170)
Municipal Income Fund	7,426	—	—	(37,059)	346,494	316,861
Municipal Opportunities Fund	429,476	—	—	(26,463,792)	23,531,998	(2,502,318)
Municipal Real Return Fund	62,205	—	—	(32,214,842)	6,873,812	(25,278,825)
Municipal Short Duration Fund	6,238	—	—	(15,308)	109,431	100,361
Quality Bond Fund	—	1,686,844	209,762	—	817,355	2,713,961
Short Duration Fund	—	338,346	—	(4,607,576)	7,103,017	2,833,787
Strategic Income Fund	—	2,251,909	—	(10,652,087)	(2,187,732)	(10,587,910)
Total Return Bond Fund	—	—	—	(248,307)	29,046,003	28,797,696
Unconstrained Bond Fund	—	—	—	(21,652,002)	(555,651)	(22,207,653)
World Bond Fund	—	—	—	(16,247,546)	(32,366,746)	(48,614,292)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Local Debt Fund	$(11,693,916)	$(6,329,382)	$18,023,298
Floating Rate Fund	(109,200,925)	(1,348,353)	110,549,278
Floating Rate High Income Fund	(52)	(1,680,790)	1,680,842
High Yield Fund	(762,505)	553,184	209,321
Inflation Plus Fund	(13)	(147,460)	147,473
Municipal Income Fund	—	—	—
Municipal Opportunities Fund	—	—	—
Municipal Real Return Fund	(18,856,445)	13,725	18,842,720
Municipal Short Duration Fund	—	—	—
Quality Bond Fund	1	261,893	(261,894)
Short Duration Fund	—	361,811	(361,811)
Strategic Income Fund	—	1,072,914	(1,072,914)
Total Return Bond Fund	10	(9,361,979)	9,361,969
Unconstrained Bond Fund	—	(402,242)	402,242
World Bond Fund	(23,727,263)	(64,530,058)	88,257,321

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years,

329

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration			Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017	2018	2019
Emerging Markets Local Debt Fund	$—	$—	$—	$258,858	$28,055,328
Floating Rate Fund	272,060,203	—	—	—	233,848,845
Floating Rate High Income Fund	—	—	—	5,551,306	23,168,992
High Yield Fund	18,103,626	—	—	5,960,453	13,662,430
Inflation Plus Fund	—	—	—	13,628,049	47,263,407
Municipal Income Fund	—	—	—	—	37,059
Municipal Opportunities Fund	9,797,063	6,120,720	10,546,009	—	—
Municipal Real Return Fund	16,621,393	6,087,643	1,653,837	—	7,851,969
Municipal Short Duration Fund	—	—	—	2,921	12,387
Short Duration Fund	—	—	—	261,681	4,345,895
Strategic Income Fund	—	—	—	9,439,946	1,212,141
Total Return Bond Fund	—	—	—	—	248,307
Unconstrained Bond Fund	12,172,503	—	—	6,282,376	3,197,123
World Bond Fund	—	—	—	—	16,247,546

The Quality Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2016.

During the year ended October 31, 2016, the Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund utilized $28,833, $1,460,974, and $6,374 of prior year capital loss carryforwards, respectively.

During the year ended October 31, 2016, the Floating Rate Fund, High Yield Fund, and Municipal Real Return Fund had expired $109,198,281, $734,446, and $18,856,445 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

330

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

331

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

332

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Accounting Services Fee Rates
Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Municipal Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Municipal Short Duration Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

333

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%
Floating Rate Fund	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Municipal Income Fund	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Opportunities Fund	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Real Return Fund	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	0.44%
Municipal Short Duration Fund	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Quality Bond Fund	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund	0.95%	1.70%**	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable Financial Industry Regulatory Authority (“FINRA”) rules, caused the effective limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be 0.85%.
**	The reduction in amounts charged in connection with the Strategic Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable the Strategic Income Fund’s Class B shares to be 0.95%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.26%	—	2.01%	1.01%	1.56%	1.26%	0.96%	—	0.91%
Floating Rate Fund	1.01%	1.76%	1.74%	0.74%	1.26%	1.01%	0.71%	—	0.66%
Floating Rate High Income Fund	1.07%	—	1.82%	0.82%	1.37%	1.07%	0.77%	—	0.77%
High Yield Fund	1.07%	1.82%	1.82%	0.82%	1.37%	1.07%	0.77%	—	0.72%
Inflation Plus Fund	0.87%	1.62%	1.62%	0.62%	1.22%	0.92%	0.62%	—	0.57%
Municipal Income Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Municipal Opportunities Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	—
Municipal Real Return Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	0.45%
Municipal Short Duration Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—

334

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Quality Bond Fund	0.96%	—	1.71%	0.71%	1.26%	0.96%	0.66%	—	0.61%
Short Duration Fund	0.86%	0.86%	1.61%	0.57%	1.16%	0.86%	0.56%	—	0.51%
Strategic Income Fund	0.96%	1.11%	1.71%	0.71%	1.26%	0.96%	0.66%	0.61%	0.61%
Total Return Bond Fund	0.87%	1.63%	1.60%	0.61%	1.18%	0.86%	0.56%	0.45%	0.45%
Unconstrained Bond Fund	1.01%	1.76%	1.76%	0.76%	1.31%	1.01%	0.71%	—	0.71%
World Bond Fund	1.07%	—	1.79%	0.81%	1.37%	1.07%	0.77%	0.72%	0.69%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$12,880	$30
Floating Rate Fund	465,729	98,299
Floating Rate High Income Fund	122,753	47,339
High Yield Fund	723,573	9,208
Inflation Plus Fund	170,633	5,876
Municipal Income Fund	85,102	—	*
Municipal Opportunities Fund	892,055	66,351
Municipal Real Return Fund	188,759	9,312
Municipal Short Duration Fund	33,181	—	*
Quality Bond Fund	109,167	2,094
Short Duration Fund	836,540	107,921
Strategic income Fund	319,000	5,689
Total Return Bond Fund	4,077,926	29,849
Unconstrained Bond Fund	22,033	2,827
World Bond Fund	1,419,564	48,430

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

335

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$295
Floating Rate Fund	9,657
Floating Rate High Income Fund	758
High Yield Fund	816
Inflation Plus Fund	1,608
Municipal Income Fund	35
Municipal Opportunities Fund	1,565
Municipal Real Return Fund	414
Municipal Short Duration Fund	40
Quality Bond Fund	275
Short Duration Fund	2,054
Strategic income Fund	975
Total Return Bond Fund	4,733
Unconstrained Bond Fund	217
World Bond Fund	8,679

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Emerging Markets Local Debt Fund	0.02%
Floating Rate Fund	0.08%
Floating Rate High Income Fund	0.09%
High Yield Fund	0.17%
Inflation Plus Fund	0.11%
Municipal Income Fund	0.03%
Municipal Opportunities Fund	0.04%
Municipal Real Return Fund	0.05%
Municipal Short Duration Fund	0.02%
Quality Bond Fund	0.03%
Short Duration Fund	0.11%
Strategic Income Fund	0.07%
Total Return Bond Fund	0.08%
Unconstrained Bond Fund	0.15%
World Bond Fund	0.11%

336

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	—	—	—	—		58%	38%	100%	—	—
Floating Rate Fund	—	—	—	—		—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—		—	—	3%	—	—
High Yield Fund	—	—	—	—		—	—	—	—	—
Inflation Plus Fund	—	—	—	—		—	—	—	—	—
Municipal Income Fund	27%	—	87%	—	%*	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—		—	—	—	—	—
Municipal Real Return Fund	—	—	—	—		—	—	—	—	—
Municipal Short Duration Fund	30%	—	62%	—	%*	—	—	—	—	—
Quality Bond Fund	—	—	—	—		6%	47%	26%	—	—	%*
Short Duration Fund	—	—	—	—		—	—	54%	—	—
Strategic Income Fund	—	—	—	—		—	41%	8%	100%	—
Total Return Bond Fund	—	—	—	—		—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—		49%	3%	100%	—	—
World Bond Fund	—	—	—	—		—	—	—	—	—

Percentage of Fund by Class:

Fund	Class A		Class B	Class C		Class I		Class R3		Class R4		Class R5		Class R6		Class Y
Emerging Markets Local Debt Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—
Floating Rate Fund	—		—	—		—		—		—		—		—		—
Floating Rate High Income Fund	—		—	—		—		—		—		—	%*	—		—
High Yield Fund	—		—	—		—		—		—		—		—		—
Inflation Plus Fund	—		—	—		—		—		—		—		—		—
Municipal Income Fund	14%		—	14%		—	%*	—		—		—		—		—
Municipal Opportunities Fund	—		—	—		—		—		—		—		—		—
Municipal Real Return Fund	—		—	—		—		—		—		—		—		—
Municipal Short Duration Fund	—	%*	—	—	%*	—	%*	—		—		—		—		—
Quality Bond Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—	%*
Short Duration Fund	—		—	—		—		—		—		—	%*	—		—
Strategic Income Fund	—		—	—		—		—		—	%*	—	%*	—	%*	—
Total Return Bond Fund	—		—	—		—		—		—		—		—	%*	—
Unconstrained Bond Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—
World Bond Fund	—		—	—		—		—		—		—		—		—

*	Percentage rounds to zero.

337

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	11%
Quality Bond Fund	75%
Short Duration Fund	5%
Strategic Income Fund	42%
Total Return Bond Fund	33%
Unconstrained Bond Fund	25%
World Bond Fund	5%

*	Affiliated Funds invest in Class Y shares.

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Local Debt Fund	$212,153,307	$300,616,312
Floating Rate Fund	1,518,632,517	2,265,066,912
Floating Rate High Income Fund	225,707,896	274,054,413
High Yield Fund	154,422,156	146,703,561
Inflation Plus Fund	216,879,919	170,342,263
Municipal Income Fund	9,551,434	1,675,363
Municipal Opportunities Fund	411,927,086	131,601,211
Municipal Real Return Fund	34,043,204	33,993,610
Municipal Short Duration Fund	8,821,029	1,818,626
Quality Bond Fund	54,772,034	22,852,599
Short Duration Fund	390,408,001	232,280,278
Strategic Income Fund	165,378,606	161,339,475
Total Return Bond Fund	778,221,245	788,678,828
Unconstrained Bond Fund	25,232,664	34,069,746
World Bond Fund	3,840,122,894	3,680,596,845

338

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	—	—
Floating Rate High Income Fund	—	—
High Yield Fund	—	—
Inflation Plus Fund	250,734,290	460,930,697
Municipal Income Fund	—	—
Municipal Opportunities Fund	—	—
Municipal Real Return Fund	—	—
Municipal Short Duration Fund	—	—
Quality Bond Fund	113,523,565	68,579,736
Short Duration Fund	111,292,553	104,149,324
Strategic Income Fund	59,592,262	46,650,107
Total Return Bond Fund	250,586,703	254,496,504
Unconstrained Bond Fund	6,936,577	11,081,235
World Bond Fund	346,698,526	347,725,280

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$212,153,307	$300,616,312
Floating Rate Fund	1,518,632,517	2,265,066,912
Floating Rate High Income Fund	225,707,896	274,054,413
High Yield Fund	154,422,156	146,703,561
Inflation Plus Fund	467,614,209	631,272,960
Municipal Income Fund	9,551,434	1,675,363
Municipal Opportunities Fund	411,927,086	131,601,211
Municipal Real Return Fund	34,043,204	33,993,610
Municipal Short Duration Fund	8,821,029	1,818,626
Quality Bond Fund	168,295,599	91,432,335
Short Duration Fund	501,700,554	336,429,602
Strategic Income Fund	224,970,868	207,989,582
Total Return Bond Fund	1,028,807,948	1,043,175,332
Unconstrained Bond Fund	32,169,241	45,150,981
World Bond Fund	4,186,821,420	4,028,322,125

For the year ended October 31, 2016, Strategic Income Fund engaged in security transactions with the Multi-Asset Income Fund. These amounted to $13,533,384 in purchases of investments, which are excluded from the above, pursuant to Rule 17a-7 under the Investment Company Act of 1940.

339

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Emerging Markets Local Debt Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	301,069	$2,190,607	143,198	$1,157,588
Shares Issued for Reinvested Dividends	36,021	256,316	45,591	356,831
Shares Redeemed	(383,209)	(2,727,176)	(454,268)	(3,658,896)

Net Increase (Decrease)	(46,119)	(280,253)	(265,479)	(2,144,477)

Class C
Shares Sold	175,462	$1,312,107	24,619	$198,477
Shares Issued for Reinvested Dividends	5,725	41,175	7,605	59,735
Shares Redeemed	(109,708)	(762,599)	(207,059)	(1,688,561)

Net Increase (Decrease)	71,479	590,683	(174,835)	(1,430,349)

Class I
Shares Sold	1,267,549	$9,439,022	417,466	$3,526,657
Shares Issued for Reinvested Dividends	24,140	176,248	46,339	367,629
Shares Redeemed	(494,365)	(3,474,358)	(4,800,399)	(39,520,566)

Net Increase (Decrease)	797,324	6,140,912	(4,336,594)	(35,626,280)

Class R3
Shares Sold	2,399	$16,063	376	$2,889
Shares Issued for Reinvested Dividends	1,087	7,561	11,095	86,120
Shares Redeemed	(239,237)	(1,595,169)	(2)	(13)

Net Increase (Decrease)	(235,751)	(1,571,545)	11,469	88,996

Class R4
Shares Sold	293	$2,074	308	$2,382
Shares Issued for Reinvested Dividends	1,252	8,716	12,017	93,318
Shares Redeemed	(243,340)	(1,622,587)	—	—

Net Increase (Decrease)	(241,795)	(1,611,797)	12,325	95,700

Class R5
Shares Issued for Reinvested Dividends	1,253	$8,690	12,773	$99,231
Shares Redeemed	(243,446)	(1,621,350)	—	—

Net Increase (Decrease)	(242,193)	(1,612,660)	12,773	99,231

Class Y
Shares Sold	12,394,380	$84,973,242	25,352,557	$204,857,829
Shares Issued for Reinvested Dividends	545,522	3,793,736	1,743,319	13,559,430
Shares Redeemed	(26,382,650)	(179,012,491)	(30,584,485)	(235,152,152)

Net Increase (Decrease)	(13,442,748)	(90,245,513)	(3,488,609)	(16,734,893)

Total Net Increase (Decrease)	(13,339,803)	$(88,590,173)	(8,228,950)	$(55,652,072)

340

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,533,154	$161,879,416	24,521,260	$212,940,115
Shares Issued for Reinvested Dividends	4,400,211	36,372,824	5,677,145	49,210,187
Shares Redeemed	(54,032,332)	(445,282,805)	(62,722,259)	(544,171,583)
Shares converted (from) Class B into Class A	29,633	243,520	110,864	964,794

Net Increase (Decrease)	(30,069,334)	(246,787,045)	(32,412,990)	(281,056,487)

Class B
Shares Sold	21,834	$180,042	33,810	$291,997
Shares Issued for Reinvested Dividends	20,358	167,554	44,374	384,692
Shares Redeemed	(527,261)	(4,350,713)	(1,129,048)	(9,800,998)
Shares converted (from) Class B into Class A	(29,682)	(243,520)	(111,034)	(964,794)

Net Increase (Decrease)	(514,751)	(4,246,637)	(1,161,898)	(10,089,103)

Class C
Shares Sold	7,526,901	$62,343,007	10,173,038	$88,299,036
Shares Issued for Reinvested Dividends	4,654,346	38,426,524	5,688,167	49,243,475
Shares Redeemed	(44,878,601)	(369,212,899)	(55,925,951)	(484,762,751)

Net Increase (Decrease)	(32,697,354)	(268,443,368)	(40,064,746)	(347,220,240)

Class I
Shares Sold	60,508,586	$502,721,539	61,465,508	$535,353,344
Shares Issued for Reinvested Dividends	6,218,348	51,490,853	8,181,766	70,989,536
Shares Redeemed	(97,777,038)	(802,851,504)	(129,552,816)	(1,126,122,563)

Net Increase (Decrease)	(31,050,104)	(248,639,112)	(59,905,542)	(519,779,683)

Class R3
Shares Sold	310,576	$2,586,028	927,502	$8,103,048
Shares Issued for Reinvested Dividends	49,261	407,797	64,904	563,970
Shares Redeemed	(752,182)	(6,225,546)	(1,386,409)	(12,124,357)

Net Increase (Decrease)	(392,345)	(3,231,721)	(394,003)	(3,457,339)

Class R4
Shares Sold	182,748	$1,510,970	203,055	$1,765,555
Shares Issued for Reinvested Dividends	29,466	243,939	28,749	248,822
Shares Redeemed	(291,006)	(2,408,597)	(444,166)	(3,849,245)

Net Increase (Decrease)	(78,792)	(653,688)	(212,362)	(1,834,868)

Class R5
Shares Sold	33,349	$274,836	84,013	$732,228
Shares Issued for Reinvested Dividends	10,560	87,030	14,136	122,449
Shares Redeemed	(152,969)	(1,267,699)	(185,796)	(1,616,417)

Net Increase (Decrease)	(109,060)	(905,833)	(87,647)	(761,740)

Class Y
Shares Sold	15,853,480	$130,607,308	27,366,958	$237,149,585
Shares Issued for Reinvested Dividends	1,326,122	10,964,795	1,617,420	13,994,457
Shares Redeemed	(27,483,350)	(225,200,612)	(28,148,422)	(243,267,304)

Net Increase (Decrease)	(10,303,748)	(83,628,509)	835,956	7,876,738

Total Net Increase (Decrease)	(105,215,488)	$(856,535,913)	(133,403,232)	$(1,156,322,722)

341

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate High Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,678,693	$44,332,723	6,418,254	$64,703,495
Shares Issued for Reinvested Dividends	595,241	5,585,239	1,064,334	10,654,628
Shares Redeemed	(6,758,565)	(62,978,984)	(11,544,097)	(115,478,650)

Net Increase (Decrease)	(1,484,631)	(13,061,022)	(4,061,509)	(40,120,527)

Class C
Shares Sold	1,185,395	$11,227,965	2,444,760	$24,666,587
Shares Issued for Reinvested Dividends	396,086	3,715,593	613,802	6,143,653
Shares Redeemed	(3,491,523)	(32,714,236)	(3,900,528)	(39,095,916)

Net Increase (Decrease)	(1,910,042)	(17,770,678)	(841,966)	(8,285,676)

Class I
Shares Sold	11,118,195	$106,585,842	11,957,426	$121,072,578
Shares Issued for Reinvested Dividends	604,682	5,684,351	1,230,329	12,331,294
Shares Redeemed	(11,707,004)	(108,663,587)	(17,405,605)	(174,295,762)

Net Increase (Decrease)	15,873	3,606,606	(4,217,850)	(40,891,890)

Class R3
Shares Sold	4,483	$41,845	16,479	$164,418
Shares Issued for Reinvested Dividends	1,109	10,333	15,111	151,211
Shares Redeemed	(57,310)	(529,145)	(221,642)	(2,136,115)

Net Increase (Decrease)	(51,718)	(476,967)	(190,052)	(1,820,486)

Class R4
Shares Sold	3,044	$28,751	2,972	$29,814
Shares Issued for Reinvested Dividends	2,572	24,131	17,761	177,349
Shares Redeemed	(255,566)	(2,346,980)	(5,558)	(54,404)

Net Increase (Decrease)	(249,950)	(2,294,098)	15,175	152,759

Class R5
Shares Sold	54,777	$513,912	37,737	$376,537
Shares Issued for Reinvested Dividends	3,339	31,485	18,148	181,029
Shares Redeemed	(292,578)	(2,685,878)	(2)	(20)

Net Increase (Decrease)	(234,462)	(2,140,481)	55,883	557,546

Class Y
Shares Sold	241,947	$2,361,937	227,997	$2,221,146
Shares Issued for Reinvested Dividends	19,362	181,204	66,263	665,189
Shares Redeemed	(279,151)	(2,583,588)	(1,034,144)	(10,510,147)

Net Increase (Decrease)	(17,842)	(40,447)	(739,884)	(7,623,812)

Total Net Increase (Decrease)	(3,932,772)	$(32,177,087)	(9,980,203)	$(98,032,086)

342

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

High Yield Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	9,731,805	$69,118,217	11,756,228	$86,660,217
Shares Issued for Reinvested Dividends	1,560,436	10,983,338	1,545,148	11,457,361
Shares Redeemed	(11,729,734)	(82,459,290)	(13,173,616)	(98,187,449)
Shares converted (from) Class B into Class A	39,175	273,162	62,806	467,338

Net Increase (Decrease)	(398,318)	(2,084,573)	190,566	397,467

Class B
Shares Sold	21,471	$149,501	9,692	$71,339
Shares Issued for Reinvested Dividends	12,867	89,394	22,248	164,193
Shares Redeemed	(247,205)	(1,724,751)	(252,063)	(1,860,547)
Shares converted (from) Class B into Class A	(39,423)	(273,162)	(63,147)	(467,338)

Net Increase (Decrease)	(252,290)	(1,759,018)	(283,270)	(2,092,353)

Class C
Shares Sold	1,497,262	$10,451,677	2,580,674	$19,200,594
Shares Issued for Reinvested Dividends	336,208	2,356,009	387,356	2,863,332
Shares Redeemed	(2,909,501)	(20,174,013)	(5,906,989)	(43,790,819)

Net Increase (Decrease)	(1,076,031)	(7,366,327)	(2,938,959)	(21,726,893)

Class I
Shares Sold	6,452,685	$45,660,350	3,833,501	$28,593,094
Shares Issued for Reinvested Dividends	196,972	1,399,100	221,668	1,656,568
Shares Redeemed	(5,822,291)	(40,916,714)	(5,857,575)	(43,863,192)

Net Increase (Decrease)	827,366	6,142,736	(1,802,406)	(13,613,530)

Class R3
Shares Sold	164,463	$1,130,943	61,802	$459,488
Shares Issued for Reinvested Dividends	18,368	129,187	13,339	98,775
Shares Redeemed	(54,102)	(374,159)	(94,102)	(706,559)

Net Increase (Decrease)	128,729	885,971	(18,961)	(148,296)

Class R4
Shares Sold	1,901,488	$13,595,173	61,371	$455,620
Shares Issued for Reinvested Dividends	11,285	79,945	8,268	61,188
Shares Redeemed	(1,874,583)	(13,579,358)	(54,874)	(403,804)

Net Increase (Decrease)	38,190	95,760	14,765	113,004

Class R5
Shares Sold	28,430	$198,010	16,621	$123,496
Shares Issued for Reinvested Dividends	3,996	28,165	3,405	25,173
Shares Redeemed	(9,469)	(65,466)	(19,602)	(143,676)

Net Increase (Decrease)	22,957	160,709	424	4,993

Class Y
Shares Sold	181,803	$1,263,847	1,260,144	$9,375,101
Shares Issued for Reinvested Dividends	57,850	406,388	55,364	410,394
Shares Redeemed	(227,684)	(1,606,185)	(1,328,755)	(9,855,457)

Net Increase (Decrease)	11,969	64,050	(13,247)	(69,962)

Total Net Increase (Decrease)	(697,428)	$(3,860,692)	(4,851,088)	$(37,135,570)

343

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,658,689	$17,868,560	2,172,503	$23,229,608
Shares Issued for Reinvested Dividends	—	—	15,924	169,456
Shares Redeemed	(5,312,064)	(57,016,347)	(9,417,336)	(100,608,799)
Shares converted (from) Class B into Class A	76,593	819,591	58,516	626,146

Net Increase (Decrease)	(3,576,782)	(38,328,196)	(7,170,393)	(76,583,589)

Class B
Shares Sold	7,917	$81,225	5,999	$61,437
Shares Issued for Reinvested Dividends	—	—	286	2,950
Shares Redeemed	(460,553)	(4,762,064)	(528,222)	(5,461,537)
Shares converted (from) Class B into Class A	(79,738)	(819,591)	(60,514)	(626,146)

Net Increase (Decrease)	(532,374)	(5,500,430)	(582,451)	(6,023,296)

Class C
Shares Sold	417,967	$4,304,006	523,858	$5,409,507
Shares Issued for Reinvested Dividends	—	—	4,082	42,084
Shares Redeemed	(4,095,445)	(42,184,919)	(5,988,706)	(61,897,091)

Net Increase (Decrease)	(3,677,478)	(37,880,913)	(5,460,766)	(56,445,500)

Class I
Shares Sold	2,013,674	$22,115,864	1,939,151	$21,032,744
Shares Issued for Reinvested Dividends	—	—	4,537	48,958
Shares Redeemed	(2,369,861)	(25,890,477)	(4,341,804)	(47,076,441)

Net Increase (Decrease)	(356,187)	(3,774,613)	(2,398,116)	(25,994,739)

Class R3
Shares Sold	551,017	$5,829,114	760,259	$8,018,831
Shares Issued for Reinvested Dividends	—	—	2,455	25,803
Shares Redeemed	(1,263,243)	(13,345,134)	(1,397,145)	(14,704,591)

Net Increase (Decrease)	(712,226)	(7,516,020)	(634,431)	(6,659,957)

Class R4
Shares Sold	387,202	$4,143,421	494,580	$5,287,298
Shares Issued for Reinvested Dividends	—	—	888	9,447
Shares Redeemed	(788,301)	(8,418,049)	(771,113)	(8,236,319)

Net Increase (Decrease)	(401,099)	(4,274,628)	(275,645)	(2,939,574)

Class R5
Shares Sold	106,820	$1,171,368	185,914	$2,009,264
Shares Issued for Reinvested Dividends	—	—	281	3,027
Shares Redeemed	(244,548)	(2,669,709)	(304,508)	(3,291,759)

Net Increase (Decrease)	(137,728)	(1,498,341)	(118,313)	(1,279,468)

Class Y
Shares Sold	2,783,671	$30,330,685	1,865,717	$20,282,792
Shares Issued for Reinvested Dividends	—	—	14,463	156,200
Shares Redeemed	(12,146,549)	(129,623,263)	(4,641,661)	(50,391,110)

Net Increase (Decrease)	(9,362,878)	(99,292,578)	(2,761,481)	(29,952,118)

Total Net Increase (Decrease)	(18,756,752)	$(198,065,719)	(19,401,596)	$(205,878,241)

344

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Income Fund
	For the Year Ended October 31, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	721,556	$7,497,858	314,934	$3,148,910
Shares Issued for Reinvested Dividends	11,868	123,308	2,109	21,116
Shares Redeemed	(77,173)	(803,466)	(12,266)	(123,027)

Net Increase (Decrease)	656,251	6,817,700	304,777	3,046,999

Class C(1)
Shares Sold	54,676	$569,025	250,001	$2,500,010
Shares Issued for Reinvested Dividends	3,560	36,875	1,115	11,155
Shares Redeemed	(15,836)	(164,815)	—	—

Net Increase (Decrease)	42,400	441,085	251,116	2,511,165

Class I(1)
Shares Sold	94,138	$981,828	501,867	$5,018,760
Shares Issued for Reinvested Dividends	12,387	128,308	4,332	43,367
Shares Redeemed	(18,684)	(192,097)	—	—

Net Increase (Decrease)	87,841	918,039	506,199	5,062,127

Total Net Increase (Decrease)	786,492	$8,176,824	1,062,092	$10,620,291

(1) Commenced operations on May 29, 2015.

Municipal Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	14,582,818	$126,868,821	7,214,484	$61,554,119
Shares Issued for Reinvested Dividends	662,308	5,774,891	621,917	5,300,768
Shares Redeemed	(7,520,309)	(65,536,354)	(5,532,013)	(47,087,797)
Shares converted (from) Class B into Class A	4,490	39,007	1,232	10,413

Net Increase (Decrease)	7,729,307	67,146,365	2,305,620	19,777,503

Class B
Shares Sold	4,241	$36,686	10,050	$86,461
Shares Issued for Reinvested Dividends	2,744	23,839	5,433	46,276
Shares Redeemed	(175,910)	(1,532,366)	(107,070)	(911,664)
Shares converted (from) Class B into Class A	(4,495)	(39,007)	(1,234)	(10,413)

Net Increase (Decrease)	(173,420)	(1,510,848)	(92,821)	(789,340)

Class C
Shares Sold	5,507,746	$47,992,016	2,551,806	$21,797,097
Shares Issued for Reinvested Dividends	189,530	1,653,633	192,431	1,641,079
Shares Redeemed	(2,424,788)	(21,167,464)	(1,979,118)	(16,877,974)

Net Increase (Decrease)	3,272,488	28,478,185	765,119	6,560,202

345

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Opportunities Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	26,049,402	$227,224,922	12,638,263	$107,875,352
Shares Issued for Reinvested Dividends	576,540	5,044,556	320,340	2,735,106
Shares Redeemed	(7,299,417)	(63,856,106)	(5,445,264)	(46,364,758)

Net Increase (Decrease)	19,326,525	168,413,372	7,513,339	64,245,700

Total Net Increase (Decrease)	30,154,900	$262,527,074	10,491,257	$89,794,065

Municipal Real Return Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,426,069	$22,451,815	1,907,256	$17,811,740
Shares Issued for Reinvested Dividends	286,045	2,654,380	307,261	2,850,442
Shares Redeemed	(3,216,468)	(29,780,234)	(2,753,766)	(25,643,479)
Shares converted (from) Class B into Class A	8,460	78,852	1,741	16,156

Net Increase (Decrease)	(495,894)	(4,595,187)	(537,508)	(4,965,141)

Class B
Shares Sold	176	$1,612	4,741	$43,871
Shares Issued for Reinvested Dividends	1,298	11,911	2,487	22,896
Shares Redeemed	(47,844)	(439,271)	(74,791)	(688,211)
Shares converted (from) Class B into Class A	(8,542)	(78,852)	(1,758)	(16,156)

Net Increase (Decrease)	(54,912)	(504,600)	(69,321)	(637,600)

Class C
Shares Sold	267,711	$2,455,745	385,760	$3,581,759
Shares Issued for Reinvested Dividends	44,480	410,223	50,381	464,655
Shares Redeemed	(561,534)	(5,172,580)	(809,821)	(7,491,003)

Net Increase (Decrease)	(249,343)	(2,306,612)	(373,680)	(3,444,589)

Class I
Shares Sold	2,096,540	$19,526,470	973,619	$9,003,071
Shares Issued for Reinvested Dividends	53,522	498,244	41,444	385,605
Shares Redeemed	(1,209,176)	(11,244,171)	(1,078,269)	(10,067,050)

Net Increase (Decrease)	940,886	8,780,543	(63,206)	(678,374)

Class Y
Shares Sold	3,908	$35,940	7,913	$73,630
Shares Issued for Reinvested Dividends	50,021	462,494	53,823	497,931
Shares Redeemed	(193,696)	(1,791,775)	(276,061)	(2,562,145)

Net Increase (Decrease)	(139,767)	(1,293,341)	(214,325)	(1,990,584)

Total Net Increase (Decrease)	970	$80,803	(1,258,040)	$(11,716,288)

346

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Short Duration Fund
	For the Year Ended October 31, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	742,256	$7,480,644	422,006	$4,223,773
Shares Issued for Reinvested Dividends	6,456	65,194	1,005	10,081
Shares Redeemed	(314,000)	(3,165,925)	(26,032)	(261,642)

Net Increase (Decrease)	434,712	4,379,913	396,979	3,972,212

Class C(1)
Shares Sold	139,144	$1,399,350	312,187	$3,123,664
Shares Issued for Reinvested Dividends	808	8,160	73	727
Shares Redeemed	(48,309)	(487,603)	(238)	(2,379)

Net Increase (Decrease)	91,643	919,907	312,022	3,122,012

Class I(1)
Shares Sold	88,495	$895,354	505,604	$5,056,260
Shares Issued for Reinvested Dividends	6,429	64,918	2,062	20,682
Shares Redeemed	(15,720)	(158,613)	—	—

Net Increase (Decrease)	79,204	801,659	507,666	5,076,942

Total Net Increase (Decrease)	605,559	$6,101,479	1,216,667	$12,171,166

(1) Commenced operations on May 29, 2015.

Quality Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,269,793	$13,013,991	451,725	$4,605,653
Shares Issued for Reinvested Dividends	24,416	250,322	17,906	181,810
Shares Redeemed	(1,041,169)	(10,619,864)	(180,529)	(1,835,642)

Net Increase (Decrease)	253,040	2,644,449	289,102	2,951,821

Class C
Shares Sold	360,632	$3,665,875	95,549	$969,710
Shares Issued for Reinvested Dividends	3,654	37,115	3,353	33,865
Shares Redeemed	(227,606)	(2,293,625)	(41,884)	(424,125)

Net Increase (Decrease)	136,680	1,409,365	57,018	579,450

Class I
Shares Sold	1,466,870	$15,092,350	11,592	$118,698
Shares Issued for Reinvested Dividends	14,200	146,780	4,708	47,873
Shares Redeemed	(521,238)	(5,341,409)	(318)	(3,256)

Net Increase (Decrease)	959,832	9,897,721	15,982	163,315

347

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Quality Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	18,699	$191,474	—	$—
Shares Issued for Reinvested Dividends	1,650	16,690	3,405	34,474
Shares Redeemed	(205,986)	(2,069,904)	—	—

Net Increase (Decrease)	(185,637)	(1,861,740)	3,405	34,474

Class R4
Shares Sold	1,220	$12,500	—	$—
Shares Issued for Reinvested Dividends	1,621	16,403	3,943	40,012
Shares Redeemed	(206,713)	(2,081,164)	—	—

Net Increase (Decrease)	(203,872)	(2,052,261)	3,943	40,012

Class R5
Shares Sold	3,246	$33,631	—	$—
Shares Issued for Reinvested Dividends	1,717	17,401	4,500	45,747
Shares Redeemed	(208,186)	(2,099,992)	—	—

Net Increase (Decrease)	(203,223)	(2,048,960)	4,500	45,747

Class Y
Shares Sold	10,074,103	$102,128,002	—	$—
Shares Issued for Reinvested Dividends	179,790	1,851,968	20,664	210,236
Shares Redeemed	(2,133,567)	(21,772,108)	—	—

Net Increase (Decrease)	8,120,326	82,207,862	20,664	210,236

Total Net Increase (Decrease)	8,877,146	$90,196,436	394,614	$4,025,055

Short Duration Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	28,620,804	$280,542,101	19,935,942	$196,481,956
Shares Issued for Reinvested Dividends	828,535	8,139,754	814,487	8,025,170
Shares Redeemed	(23,744,996)	(232,955,793)	(20,343,245)	(200,636,994)
Shares converted (from) Class B into Class A	49,280	482,829	104,899	1,033,751

Net Increase (Decrease)	5,753,623	56,208,891	512,083	4,903,883

Class B
Shares Sold	85,977	$845,123	137,624	$1,361,571
Shares Issued for Reinvested Dividends	5,642	55,629	9,654	95,574
Shares Redeemed	(253,423)	(2,497,182)	(244,888)	(2,427,402)
Shares converted (from) Class B into Class A	(49,014)	(482,829)	(104,351)	(1,033,751)

Net Increase (Decrease)	(210,818)	(2,079,259)	(201,961)	(2,004,008)

Class C
Shares Sold	6,380,031	$62,374,463	5,563,812	$54,801,580
Shares Issued for Reinvested Dividends	113,369	1,113,094	130,161	1,281,996
Shares Redeemed	(6,046,343)	(59,182,231)	(6,372,618)	(62,819,850)

Net Increase (Decrease)	447,057	4,305,326	(678,645)	(6,736,274)

348

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	18,353,992	$180,233,428	8,081,204	$79,818,854
Shares Issued for Reinvested Dividends	242,826	2,391,275	206,407	2,038,854
Shares Redeemed	(12,336,026)	(121,286,816)	(16,368,747)	(161,725,868)

Net Increase (Decrease)	6,260,792	61,337,887	(8,081,136)	(79,868,160)

Class R3
Shares Sold	30,704	$298,280	33,836	$332,733
Shares Issued for Reinvested Dividends	1,331	13,029	1,270	12,455
Shares Redeemed	(24,521)	(240,284)	(13,157)	(129,314)

Net Increase (Decrease)	7,514	71,025	21,949	215,874

Class R4
Shares Sold	10,091	$98,052	7,926	$77,994
Shares Issued for Reinvested Dividends	919	9,014	1,402	13,807
Shares Redeemed	(13,186)	(128,994)	(40,920)	(402,387)

Net Increase (Decrease)	(2,176)	(21,928)	(31,592)	(310,586)

Class R5
Shares Sold	9,673	$95,351	50	$495
Shares Issued for Reinvested Dividends	288	2,830	247	2,426
Shares Redeemed	(153)	(1,523)	(2)	(23)

Net Increase (Decrease)	9,808	96,658	295	2,898

Class Y
Shares Sold	4,496,999	$43,644,792	634,680	$6,260,925
Shares Issued for Reinvested Dividends	85,571	839,401	16,703	164,180
Shares Redeemed	(800,270)	(7,853,460)	(310,449)	(3,051,937)

Net Increase (Decrease)	3,782,300	36,630,733	340,934	3,373,168

Total Net Increase (Decrease)	16,048,100	$156,549,333	(8,118,073)	$(80,423,205)

Strategic Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,430,175	$20,754,361	2,791,470	$24,672,491
Shares Issued for Reinvested Dividends	558,593	4,753,884	943,479	8,311,867
Shares Redeemed	(3,810,905)	(32,465,530)	(4,760,856)	(42,045,998)
Shares converted (from) Class B into Class A	36,431	314,282	11,715	102,608

Net Increase (Decrease)	(785,706)	(6,643,003)	(1,014,192)	(8,959,032)

Class B
Shares Sold	6,748	$58,946	15,858	$142,122
Shares Issued for Reinvested Dividends	12,608	107,205	32,189	284,064
Shares Redeemed	(203,103)	(1,740,003)	(249,477)	(2,195,154)
Shares converted (from) Class B into Class A	(36,379)	(314,282)	(11,715)	(102,608)

Net Increase (Decrease)	(220,126)	(1,888,134)	(213,145)	(1,871,576)

349

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Strategic Income Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	937,130	$8,017,893	990,476	$8,814,998
Shares Issued for Reinvested Dividends	285,373	2,431,645	597,932	5,281,705
Shares Redeemed	(2,899,897)	(24,614,275)	(3,218,708)	(28,343,332)

Net Increase (Decrease)	(1,677,394)	(14,164,737)	(1,630,300)	(14,246,629)

Class I
Shares Sold	1,728,431	$14,983,812	1,223,319	$10,906,040
Shares Issued for Reinvested Dividends	119,688	1,024,437	258,336	2,289,738
Shares Redeemed	(1,697,787)	(14,479,582)	(3,300,155)	(29,242,204)

Net Increase (Decrease)	150,332	1,528,667	(1,818,500)	(16,046,426)

Class R3
Shares Sold	6,439	$54,119	14,778	$130,366
Shares Issued for Reinvested Dividends	1,292	10,952	1,744	15,289
Shares Redeemed	(14,007)	(120,115)	(2,633)	(22,607)

Net Increase (Decrease)	(6,276)	(55,044)	13,889	123,048

Class R4
Shares Sold	11,208	$95,132	5,911	$52,479
Shares Issued for Reinvested Dividends	979	8,341	1,054	9,245
Shares Redeemed	(7,154)	(61,556)	(555)	(4,808)

Net Increase (Decrease)	5,033	41,917	6,410	56,916

Class R5
Shares Sold	21,555	$179,293	21,841	$192,311
Shares Issued for Reinvested Dividends	2,124	18,141	1,351	11,768
Shares Redeemed	(12,437)	(109,572)	(185)	(1,586)

Net Increase (Decrease)	11,242	87,862	23,007	202,493

Class R6
Shares Sold	—	$—	1,079	$10,000
Shares Issued for Reinvested Dividends	53	452	75	663

Net Increase (Decrease)	53	452	1,154	10,663

Class Y
Shares Sold	10,497,534	$87,482,620	3,071,591	$27,327,001
Shares Issued for Reinvested Dividends	917,538	7,800,015	876,389	7,705,821
Shares Redeemed	(5,730,541)	(49,168,072)	(3,081,561)	(27,010,531)

Net Increase (Decrease)	5,684,531	46,114,563	866,419	8,022,291

Total Net Increase (Decrease)	3,161,689	$25,022,543	(3,765,258)	$(32,708,252)

350

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	22,706,372	$235,132,539	15,822,804	$165,479,638
Shares Issued for Reinvested Dividends	1,987,703	20,606,042	2,546,025	26,659,013
Shares Redeemed	(15,459,224)	(160,792,799)	(9,412,518)	(98,452,494)
Shares converted (from) Class B into Class A	90,823	935,733	187,748	1,966,981

Net Increase (Decrease)	9,325,674	95,881,515	9,144,059	95,653,138

Class B
Shares Sold	58,556	$600,491	50,198	$520,841
Shares Issued for Reinvested Dividends	15,488	158,521	55,829	580,796
Shares Redeemed	(590,476)	(6,069,898)	(704,109)	(7,323,974)
Shares converted (from) Class B into Class A	(91,549)	(935,733)	(189,234)	(1,966,981)

Net Increase (Decrease)	(607,981)	(6,246,619)	(787,316)	(8,189,318)

Class C
Shares Sold	2,129,125	$22,067,428	1,239,932	$13,019,484
Shares Issued for Reinvested Dividends	134,454	1,395,050	224,496	2,355,009
Shares Redeemed	(1,745,773)	(18,115,344)	(1,524,371)	(15,966,653)

Net Increase (Decrease)	517,806	5,347,134	(59,943)	(592,160)

Class I
Shares Sold	11,869,848	$124,707,572	1,739,972	$18,273,483
Shares Issued for Reinvested Dividends	109,325	1,140,101	70,060	733,181
Shares Redeemed	(3,183,267)	(33,264,213)	(651,643)	(6,799,361)

Net Increase (Decrease)	8,795,906	92,583,460	1,158,389	12,207,303

Class R3
Shares Sold	131,737	$1,396,140	114,325	$1,219,266
Shares Issued for Reinvested Dividends	13,760	145,018	24,605	262,521
Shares Redeemed	(180,267)	(1,897,346)	(177,425)	(1,896,607)

Net Increase (Decrease)	(34,770)	(356,188)	(38,495)	(414,820)

Class R4
Shares Sold	290,133	$3,053,938	233,836	$2,474,405
Shares Issued for Reinvested Dividends	41,169	433,590	64,710	689,053
Shares Redeemed	(383,382)	(4,023,093)	(307,733)	(3,266,190)

Net Increase (Decrease)	(52,080)	(535,565)	(9,187)	(102,732)

Class R5
Shares Sold	25,337	$265,391	67,533	$720,111
Shares Issued for Reinvested Dividends	4,494	47,343	5,241	55,732
Shares Redeemed	(27,654)	(295,184)	(26,562)	(282,633)

Net Increase (Decrease)	2,177	17,550	46,212	493,210

Class R6
Shares Sold	—	$—	920	$10,000
Shares Issued for Reinvested Dividends	32	332	43	460

Net Increase (Decrease)	32	332	963	10,460

351

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	7,199,633	$75,092,525	21,140,633	$225,627,199
Shares Issued for Reinvested Dividends	3,240,439	34,102,358	4,624,687	49,178,640
Shares Redeemed	(19,119,583)	(199,817,363)	(12,470,486)	(132,684,840)

Net Increase (Decrease)	(8,679,511)	(90,622,480)	13,294,834	142,120,999

Total Net Increase (Decrease)	9,267,253	$96,069,139	22,749,516	$241,186,080

Unconstrained Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	264,898	$2,507,183	332,550	$3,296,159
Shares Issued for Reinvested Dividends	185,602	1,755,832	182,093	1,791,570
Shares Redeemed	(1,373,035)	(12,993,284)	(1,620,505)	(15,985,961)
Shares converted (from) Class B into Class A	9,144	86,646	7,753	76,633

Net Increase (Decrease)	(913,391)	(8,643,623)	(1,098,109)	(10,821,599)

Class B
Shares Sold	110	$1,039	6,234	$62,274
Shares Issued for Reinvested Dividends	2,468	23,334	3,116	30,684
Shares Redeemed	(52,376)	(496,129)	(76,501)	(758,832)
Shares converted (from) Class B into Class A	(9,147)	(86,646)	(7,754)	(76,633)

Net Increase (Decrease)	(58,945)	(558,402)	(74,905)	(742,507)

Class C
Shares Sold	197,472	$1,871,919	297,180	$2,934,674
Shares Issued for Reinvested Dividends	31,235	296,105	30,488	300,464
Shares Redeemed	(411,544)	(3,898,061)	(606,082)	(5,958,073)

Net Increase (Decrease)	(182,837)	(1,730,037)	(278,414)	(2,722,935)

Class I
Shares Sold	464,199	$4,375,907	201,910	$1,994,999
Shares Issued for Reinvested Dividends	15,420	146,231	15,647	154,267
Shares Redeemed	(329,227)	(3,118,387)	(322,716)	(3,172,876)

Net Increase (Decrease)	150,392	1,403,751	(105,159)	(1,023,610)

Class R3
Shares Sold	11,986	$111,676	226	$2,240
Shares Issued for Reinvested Dividends	650	6,144	297	2,910
Shares Redeemed	(3,631)	(33,893)	(4,869)	(48,617)

Net Increase (Decrease)	9,005	83,927	(4,346)	(43,467)

Class R4
Shares Sold	27,815	$264,420	43,757	$437,653
Shares Issued for Reinvested Dividends	552	5,211	458	4,496
Shares Redeemed	(16,930)	(160,360)	(13,095)	(130,017)

Net Increase (Decrease)	11,437	109,271	31,120	312,132

352

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Issued for Reinvested Dividends	454	$4,284	372	$3,652

Net Increase (Decrease)	454	4,284	372	3,652

Class Y
Shares Sold	326,706	$3,082,153	447,023	$4,423,846
Shares Issued for Reinvested Dividends	82,611	779,299	67,421	661,032
Shares Redeemed	(248,904)	(2,345,267)	(395,129)	(3,870,677)

Net Increase (Decrease)	160,413	1,516,185	119,315	1,214,201

Total Net Increase (Decrease)	(823,472)	$(7,814,644)	(1,410,126)	$(13,824,133)

World Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	24,744,499	$253,730,835	38,826,411	$408,315,205
Shares Issued for Reinvested Dividends	1,585,611	16,002,267	1,469,833	15,395,394
Shares Redeemed	(39,477,592)	(405,136,063)	(19,980,732)	(209,884,805)

Net Increase (Decrease)	(13,147,482)	(135,402,961)	20,315,512	213,825,794

Class C
Shares Sold	3,636,598	$37,171,431	4,976,996	$52,346,119
Shares Issued for Reinvested Dividends	375,455	3,777,808	413,011	4,320,013
Shares Redeemed	(5,661,929)	(57,947,176)	(5,275,005)	(55,394,866)

Net Increase (Decrease)	(1,649,876)	(16,997,937)	115,002	1,271,266

Class I
Shares Sold	106,414,804	$1,094,710,289	102,514,841	$1,080,268,578
Shares Issued for Reinvested Dividends	5,749,511	58,117,042	5,773,250	60,533,358
Shares Redeemed	(98,150,441)	(1,008,809,604)	(73,070,011)	(768,624,225)

Net Increase (Decrease)	14,013,874	144,017,727	35,218,080	372,177,711

Class R3
Shares Sold	136,049	$1,401,222	52,501	$552,038
Shares Issued for Reinvested Dividends	2,010	20,300	2,346	24,597
Shares Redeemed	(33,492)	(344,178)	(47,972)	(502,481)

Net Increase (Decrease)	104,567	1,077,344	6,875	74,154

Class R4
Shares Sold	70,598	$724,345	451,765	$4,765,776
Shares Issued for Reinvested Dividends	10,838	109,500	2,645	27,690
Shares Redeemed	(425,675)	(4,402,709)	(59,119)	(621,257)

Net Increase (Decrease)	(344,239)	(3,568,864)	395,291	4,172,209

353

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	120,729	$1,253,095	9,683	$101,928
Shares Issued for Reinvested Dividends	977	9,877	888	9,302
Shares Redeemed	(40,497)	(419,035)	(3,242)	(33,999)

Net Increase (Decrease)	81,209	843,937	7,329	77,231

Class R6
Shares Sold	67,536	$692,760	18,565	$195,406
Shares Issued for Reinvested Dividends	624	6,321	98	1,024
Shares Redeemed	(10,119)	(104,223)	(751)	(7,881)

Net Increase (Decrease)	58,041	594,858	17,912	188,549

Class Y
Shares Sold	31,082,348	$321,222,240	23,700,164	$249,845,543
Shares Issued for Reinvested Dividends	1,788,839	18,097,496	1,996,607	20,938,623
Shares Redeemed	(38,669,624)	(394,868,167)	(13,181,915)	(138,769,308)

Net Increase (Decrease)	(5,798,437)	(55,548,431)	12,514,856	132,014,858

Total Net Increase (Decrease)	(6,682,343)	$(64,984,327)	68,590,857	$723,801,772

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled

354

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the bankruptcy court for a report and recommendation. On April 1, 2016, the bankruptcy court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. The District Court has not yet accepted or rejected the bankruptcy court report and recommendation, and it has not yet issued a decision on the lawfulness of the remedies. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the contractual management fee rate for Emerging Markets Local Debt Fund was reduced, and the expense reimbursements arrangements were revised.

In addition, effective November 1, 2016, the fee rates pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

355

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund and The Hartford World Bond Fund (fourteen of the series comprising The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series comprising The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund and The Hartford Municipal Real Return Fund at October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

356

Fixed Income Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Emerging Markets Local Debt Fund	23,736,810.3720
The Hartford Floating Rate Fund	516,690,259.4380
The Hartford Floating Rate High Income Fund	35,679,415.572
The Hartford High Yield Fund	45,350,028.1450
The Hartford Inflation Plus Fund	63,270,033.3020
Hartford Municipal Income Fund	1,127,105.6320
The Hartford Municipal Opportunities Fund	61,171,320.7480
The Hartford Municipal Real Return Fund	17,948,212.2090
Hartford Municipal Short Duration Fund	1,562,448.3240
The Hartford Quality Bond Fund	9,057,574.1480
The Hartford Short Duration Fund	79,539,897.7940
The Hartford Strategic Income Fund	49,719,286.8940
The Hartford Total Return Bond Fund	179,486,174.9360
The Hartford Unconstrained Bond Fund	9,547,034.0720
The Hartford World Bond Fund	355,022,721.8400

357

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

358

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,884,341.1674	29,893.1168	70,539.0378	3,392,268.0000
The Hartford Floating Rate Fund(1)	210,658,229.6846	4,753,366.7659	6,107,744.4668	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,481,236.357	238,052.885	512,935.999	6,424,488.000
The Hartford High Yield Fund(1)	16,450,461.6725	431,922.3554	971,271.3078	5,641,710.0000
The Hartford Inflation Plus Fund(1)	23,436,435.2954	531,730.4514	919,782.5962	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,697,001.3140	478,674.1370	974,253.0660	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,664,062.4905	221,170.4098	313,901.5217	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7540	65,461.4185	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,753,224.7060	778,223.0629	909,288.3551	8,402,512.0000
The Hartford Strategic Income Fund(1)	27,170,167.6453	515,974.8851	1,074,477.7946	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,710,273.9014	16,052,101.2235	2,041,682.0425	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,474,709.8797	62,088.1904	125,535.7739	1,364,988.0000
The Hartford World Bond Fund(1)	180,188,007.0756	1,721,296.6203	2,408,026.9270	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,851,881.8807	15,620.9940	117,270.4473	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,072,841.6220	6,939,666.3639	6,506,832.9314	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,336,756.338	388,052.640	507,416.263	6,424,488.000
The Hartford High Yield Fund(1)	16,178,680.1581	669,386.8688	1,005,588.3088	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,931,410.0499	843,900.1487	1,112,638.1444	7,232,637.0000
Hartford Municipal Income Fund(1)	1,052,349.0730	0.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,335,643.6630	1,024,686.3010	789,598.5530	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,617,116.5434	253,211.0394	328,806.8392	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,286,992.2756	94,804.8959	73,974.0535	536,264.0000
The Hartford Short Duration Fund(1)	36,379,950.4612	1,104,919.7690	955,865.8938	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,844,392.6020	892,203.0635	1,024,024.6595	5,538,609.0000
The Hartford Total Return Bond Fund(1)	72,953,617.5043	16,588,062.8744	2,262,376.7887	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,414,909.8940	107,475.7150	139,948.2350	1,364,988.0000
The Hartford World Bond Fund(1)	179,276,457.9122	2,409,836.2973	2,631,036.4134	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

359

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,860,303.5379	46,511.4521	77,958.3320	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,110,551.8109	6,861,966.4067	6,546,822.6997	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,278,119.123	420,320.224	533,785.893	6,424,488.000
The Hartford High Yield Fund(1)	16,197,463.4950	651,667.3937	1,004,524.4470	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,971,745.5346	797,925.3784	1,118,277.4300	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,511,179.6370	647,790.5100	990,958.3710	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,563,032.8481	344,205.0675	291,896.5064	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,328,883.1845	52,913.9880	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,266,169.6861	1,243,693.2688	930,873.1691	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,701,340.5248	1,017,997.0427	1,041,282.7575	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,010,996.4779	16,627,697.1324	2,165,363.5571	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,381,812.4850	125,908.4506	154,612.9084	1,364,988.0000
The Hartford World Bond Fund(1)	179,285,720.0266	2,354,371.6827	2,677,238.9136	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,856,039.9798	105,441.9610	23,291.3812	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,116,372.9289	6,846,899.9970	6,556,067.9914	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,270,559.706	415,550.559	546,114.976	6,424,488.000
The Hartford High Yield Fund(1)	16,222,934.5173	603,732.0102	1,026,988.8082	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,921,832.4432	832,477.6394	1,133,638.2604	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,328,855.2040	818,066.1550	1,003,007.1580	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,547,351.0264	327,696.4305	324,086.9651	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,381,797.1725	0.0000	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,393,301.3209	1,075,243.4235	972,191.3796	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,808,368.4609	814,459.6186	1,137,792.2455	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,079,159.5187	16,461,489.0440	2,263,408.6047	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,416,394.4343	101,225.0513	144,714.3584	1,364,988.0000
The Hartford World Bond Fund(1)	179,215,022.1394	2,388,195.6289	2,714,112.8546	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

360

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	1,455,932.0488	10,487,264.2996	41,576.9736	3,392,268.0000
The Hartford Floating Rate Fund(1)	122,407,121.0179	92,149,518.3952	6,962,701.5042	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	10,018,179.101	4,677,277.031	536,769.108	6,424,488.000
The Hartford High Yield Fund(1)	15,194,238.1318	1,562,927.9128	1,096,489.2911	5,641,710.0000
The Hartford Inflation Plus Fund(1)	20,766,706.0531	3,026,017.1717	1,095,225.1182	7,232,637.0000
Hartford Municipal Income Fund(1)	1,050,734.0730	1,615.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	15,456,341.3020	9,606,195.1390	1,087,391.7770	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	5,679,929.8912	1,226,476.7420	292,727.7888	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7539	139,435.4711	0.0000	536,264.0000
The Hartford Short Duration Fund(1)	24,988,228.6280	12,416,164.7826	1,036,342.7134	8,402,512.0000
The Hartford Strategic Income Fund(1)	25,018,516.3694	2,607,475.3263	1,134,628.6293	5,538,609.0000
The Hartford Total Return Bond Fund(1)	65,167,909.8537	24,413,945.4922	2,222,201.8215	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,300,184.7554	216,824.8670	145,324.2216	1,364,988.0000
The Hartford World Bond Fund(1)	111,943,562.4884	69,595,180.2885	2,778,587.8460	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

361

Fixed Income Funds

Directors and Officers of the Companies

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

362

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001(3) Since 2002(4)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

363

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

SANDRA S. JAFFEE(5) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

364

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

365

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002(3) Since 2000(4)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

366

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

367

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

368

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	For The Hartford Mutual Funds, Inc.
(4)	For The Hartford Mutual Funds II, Inc.
(5)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

369

Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

370

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), except for The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of their respective Funds listed above, except The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and Hartford Funds Management Company, LLC (“HFMC”). Accordingly, The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund continue to be subject to an investment management agreement by and between HMF and HFMC, dated January 1, 2013 (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreements; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

371

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Municipal Real Return Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

372

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The Hartford Municipal Real Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For The Hartford Municipal Real Return Fund, the Board considered additional, supplemental performance information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreements, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

373

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, The Hartford Municipal Real Return Fund, The Hartford Quality Bond Fund and The Hartford Unconstrained Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

374

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Emerging Markets Local Debt Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3-year period. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board also noted that the Fund has a temporary contractual expense cap on each share class through February 28, 2017 and an automatically renewable contractual expense cap on each share class.

The Hartford Floating Rate Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile of its performance universe for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

The Hartford Floating Rate High Income Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford High Yield Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

375

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Inflation Plus Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, below its benchmark for the 3-year period, and above its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

Hartford Municipal Income Fund

•	The Board noted that because the Fund recently commenced operations, benchmark-relative performance and performance universe information was not available. The Board and HFMC noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Municipal Opportunities Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in HFMC reimbursing the Fund for certain expenses incurred in 2015.

The Hartford Municipal Real Return Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

Hartford Municipal Short Duration Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe since inception. The Board also noted that because the Fund recently commenced operations, benchmark-relative performance information was not available. The Board and HFMC also noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Quality Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods.

376

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Short Duration Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Total Return Bond Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford Unconstrained Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford World Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

377

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

378

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-FI16  12/16    117963-3    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Schroders Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser or secondary sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Schroders Emerging Markets Debt and Currency Fund inception 12/15/2011

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks to generate positive total returns over the long term regardless of market conditions.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Class A2	9.20%	1.29%
Class A3	4.29%	0.34%
Class C2	9.33%	1.51%
Class C3	8.33%	1.51%
Class I	9.33%	1.51%
Class Y	9.33%	1.51%
Class SDR	9.54%	1.57%
3-month USD Fixed LIBOR	0.54%	0.37%

[1]	Inception: 12/15/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Absolute Return EMD and Currency Fund (the “Predecessor Fund”), which commenced operations on 12/15/11. Class C and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

3-month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

2

Hartford Schroders Emerging Markets Debt and Currency Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Debt and Currency	Class A	1.40%	1.60%
Emerging Markets Debt and Currency	Class C	2.15%	2.35%
Emerging Markets Debt and Currency	Class I	1.15%	1.30%
Emerging Markets Debt and Currency	Class Y	1.05%	1.20%
Emerging Markets Debt and Currency	Class SDR	1.00%	1.15%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Debt and Currency Fund returned 9.20%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the 3-Month USD Fixed LIBOR, which returned 0.54% for the same period. The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund does not seek to outperform a specific securities benchmark, and therefore will not be managed to this, or any, specific benchmark. The Fund also outperformed the 0.46% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment objectives similar to those of the Fund.

Why did the Fund perform this way?

Towards the end of 2015, the Fund maintained a defensive investment strategy characterized by high cash balances, minimal exposures to duration, currencies and credit. The Fund continued to focus on selected pockets of value in local debt markets in countries such as Brazil, Russia, India and Indonesia. Core small exposures were held in these markets with the view of increasing them to higher levels in due course when we deemed appropriate.

During the first quarter of 2016, a combination of core local government bond holdings, along with a sizable exposure to cheap and oversold emerging market currencies in our opinion, drove positive performance. In terms of core individual country exposures, Brazil, Russia, Indonesia and South Africa all performed well. However, risks remained clear in certain countries, and we continued to await the necessary adjustments and avoid certain markets (China, Venezuela, Turkey, and Nigeria are such examples).

This year’s recovery lost some momentum from April until late June. As a result, we implemented precautionary risk management measures by selling securities and taking some profits. Cash was increased to 11.2% by trimming positions across the board, and currency exposure was reduced by hedging. Overall, the Fund’s positions still remained focused on the opportunities seized in the aftermath of the January sell-off. These opportunities were predominately in selected local debt and currency markets. Small positions in external debt (mostly in what we viewed as very attractively valued commodity related securities issued by sovereign and quasi-sovereign issuers) were also kept as core exposures. Post June, the Fund continued to make positive returns as risk exposures were increased once more. By mid-August, as market volatility increased, the Fund became very defensively positioned again. We increased the Fund’s cash exposure to 36% by the end of the third quarter of 2016 in order to try and limit Fund volatility. This was done on a temporary basis and was done in conjuncture with a drop in the Fund’s currency exposure from a peak of 74% (in August) to 42% at the end of October, as well as a decrease in the Fund’s duration exposure from 4.0 to 2.8 years during the same period. These measures helped the portfolio weather the volatility resulting from the upcoming U.S. elections, unfavorable seasonality for the emerging markets debt asset class, as well as the ongoing correction in some important commodity markets.

The main drivers of overall positive performance during the period were both carefully selected currency exposures and core local government bond holdings. Most notable drivers of positive performance were the bond and currency exposures in Argentina, Brazil, Russia and Indonesia.

During the period, the Fund used currency forwards to gain or hedge currency exposures. During the period, such transactions had a very moderately negative impact on performance. No other derivative instruments were used during the reporting period.

Outlook

In a good selection of emerging market countries, we see very clear evidence of both cheap valuations and improving fundamentals in our opinion; something not seen for many years across the asset class in general. We believe this ‘Post Crisis’ recovery is likely to prevail in the coming years ahead once the current volatility has passed.

3

Hartford Schroders Emerging Markets Debt and Currency Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

We believe that a number of emerging markets countries which have already experienced large currency devaluations, a tightening cycle and a renewed focus on reforms have become better equipped to weather external shocks. Brazil, Colombia, Mexico, Russia, India, Indonesia and South Africa are amongst the nations which have demonstrated this year that their macro-economic vulnerabilities are coming under control. During the period, the local bond markets in these countries continue to offer attractive yields (both in nominal and real terms) and should continue to benefit from the regained ability of their central banks to ease monetary policy.

At the end of the period, we stand ready to reinvest the Fund’s current high cash balance by reinstating the currency and local debt positions which have been cut recently. The focus is likely to remain on local debt markets (with currency unhedged) in countries such as Brazil, Colombia, Russia, South Africa, Indonesia and India.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	2.7%
Foreign Government Obligations	48.1

Total	50.8%

Short-Term Investments	47.9
Other Assets & Liabilities	1.3

Total	100.0%

4

Hartford Schroders Emerging Markets Equity Fund inception 03/31/2006

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Class A1	9.59%	1.32%	3.72%
Class A2	3.59%	0.18%	3.14%
Class C1	9.85%	1.53%	3.93%
Class C2	8.85%	1.53%	3.93%
Class I	9.94%	1.55%	3.94%
Class R3	9.85%	1.53%	3.93%
Class R4	9.85%	1.53%	3.93%
Class R5	9.85%	1.53%	3.93%
Class Y	9.85%	1.53%	3.93%
Class SDR	10.10%	1.60%	3.96%
MSCI Emerging Markets Index	9.67%	0.90%	3.82%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Market Equity Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

5

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Equity	Class A	1.50%	1.51%
Emerging Markets Equity	Class C	2.25%	2.35%
Emerging Markets Equity	Class I	1.21%	1.21%
Emerging Markets Equity	Class R3	1.80%	1.82%
Emerging Markets Equity	Class R4	1.50%	1.52%
Emerging Markets Equity	Class R5	1.20%	1.22%
Emerging Markets Equity	Class Y	1.15%	1.16%
Emerging Markets Equity	Class SDR	1.10%	1.11%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Equity Fund (the “Fund”) returned 9.59%, before sales charge, for the twelve-month period ended October 31, 2016 compared to the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 9.67%. The Fund outperformed the 7.94% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities recorded a modest gain over the twelve-month period. The early part of the period was dominated by speculation over the timing of the first rise in U.S. interest rates since 2006. The U.S. Federal Reserve (Fed) lifted rates by 0.25% in December. However, further rate increases were deferred due to renewed uncertainty over the outlook for global growth and elevated political risk, in part triggered by the Brexit referendum. Other major global central banks loosened monetary policy with the European Central Bank and the Bank of Japan also launching fresh stimulus. This accommodative backdrop, with the U.S. dollar weakening somewhat, was beneficial for emerging markets and the MSCI Emerging Markets Index outperformed the MSCI World Index during the period.

The deferral of further Fed policy tightening eased pressure on those emerging markets perceived as susceptible to higher global interest rates. It also attracted investors to markets in the search for higher yields. This boosted the equity markets and in some cases the local currency of each of Indonesia, Brazil, and, earlier in the period, Turkey. South Africa also benefited from the Fed’s policy deferral although political risk weighed on the market, leading it to underperform during the period.

Brazilian equities also benefitted from the potential for political change which culminated in the impeachment of Dilma Rousseff in August 2016. Vice-President Temer took the helm with a reform agenda aimed at putting public finances back on a sustainable path. Although macroeconomic data remained depressed, inflation appeared to peak, and the central bank started to ease monetary policy in October, further supporting this sentiment. Elsewhere, a presidential election result in Peru was the catalyst for a sharp rise in the local market. In Colombia, a peace deal was reached with the Revolutionary Armed Forces of Colombia (FARC) guerrillas and although a public referendum rejected the deal terms, the two sides remained in negotiations. By contrast, the election win of the opposition Law & Justice Party (PiS) in Poland led a number of banks and state-owned enterprises (SOEs) to decline in value given the potential for increased state intervention. India saw reform progress, notably the passing of a goods and services tax. However, the pace of economic recovery disappointed and the market underperformed. Turkey also underperformed, primarily given the attempted coup in July which led to a steep rise in political risk.

Energy prices posted steep declines in late 2015 and early 2016. However, as of the end of the period they have since recovered and stabilized somewhat which supported several emerging markets (EMs), notably Russia but also Colombia and Malaysia. In Russia, easing inflation provided space for the central bank to lower interest rates by 1% to 10% in September fuelling a cyclical recovery from low levels of economic activity.

China posted a positive return but underperformed. Concerns over a sharp slowdown in growth and currency policy uncertainty were the key challenges earlier in the period. The government responded by implementing stimulus measures and growth stabilized. Concerns over a large currency devaluation receded given a slowdown in capital outflows and U.S. dollar weakness. Hungary outperformed, while Taiwan delivered a sizeable gain, underpinned by performance from technology stocks.

6

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the period ended October 31, 2016, Mexico posted a negative return amid local currency weakness in the build up to the U.S. Presidential election. Greece recorded a sharp decline and was the weakest index market, with banking stocks pulling the market lower, following a major recapitalization in December.

The Fund outperformed its benchmark over the reporting period. However, the Fund’s absolute performance and performance relative to its benchmark were volatile given an exceptional market backdrop. After outperforming towards the end of 2015, Fund performance came under pressure at the beginning of 2016. Global markets started 2016 poorly but the deferral of expectations for further monetary policy tightening in the U.S. led the market backdrop to reverse and global markets rebounded. The dollar weakened relative to most major currencies and commodity prices recovered after a prolonged period of weakness. This resulted in significant market rotation.

The Fund then recouped most of these losses as the rally dissipated in the second quarter of 2016. Strong Fund performance continued into the third quarter of 2016 resulting in overall positive relative performance over the twelve-month period.

From a country perspective, being overweight to Brazil in the second half of the period added the most to relative returns. The underweight to Mexico and the overweight to Hungary also contributed positively. These gains were partly offset by the underweight to Indonesia and later in the period, the overweight to Turkey.

At a stock level, selection in China accounted for the largest proportion of excess returns. This included the overweights to e-commerce stocks Tencent and Alibaba Group. Holding private education provider New Oriental Education & Technology Group overweight added significant contribution. The off-benchmark positions in Mindray Medical International and insurer AIA Group were also beneficial. Elsewhere, selection in Russia was positive, notably the overweight to Sberbank and an off-benchmark holding in X5 Retail Group. By contrast, selection in Brazil detracted, with the overweight to aerospace company Embraer being the key detractor. Being underweight to state-owned enterprise Petrobras also proved unhelpful. Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for emerging markets is little changed. Should an interest rate rise materialize in December, some further U.S. dollar strength can be expected in our opinion. The dollar is one of the most expensive currencies following a prolonged period of appreciation, which we believe should limit the potential for dollar strength. Chinese growth looks well supported in light of China’s 19th National Congress next autumn and growth rates in Russia and Brazil are expected to pick up from low levels. In our view, emerging markets valuations are reasonable and the earning cycle for emerging market corporates is improving at a time when developed markets are generally fully valued. Furthermore, in the U.S. in particular, there are signs of declining corporate profitability. Asset prices, though, remain vulnerable to world politics given a busy election calendar.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Investments in Equity Linked Notes (ELN) are subject to interest, credit, management, counterparty, liquidity, and market risks and, as applicable, foreign security and currency risks. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.2%
Consumer Staples	4.6
Energy	8.0
Financials	26.9
Health Care	0.5
Industrials	4.0
Information Technology	29.4
Materials	4.3
Real Estate	1.5
Telecommunication Services	8.5
Utilities	0.6

Total	98.5%

Short-Term Investments	3.1
Other Assets & Liabilities	(1.6)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

7

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Currency

as of October 31, 2016

Description	Percentage of Net Assets
Brazilian Real	4.3%
British Pound	—
Chilean Peso	0.3
Egyptian Pound	0.3
Euro	0.4
Hong Kong Dollar	20.9
Hungarian Forint	1.7
Indian Rupee	5.7
Indonesian Rupiah	0.4
Kuwaiti Dinar	0.1
Mexican Peso	0.6
South African Rand	3.5
South Korean Won	18.4
Taiwanese Dollar	12.3
Thai Baht	2.1
Turkish Lira	2.7
United Arab Emirates Dirham	1.1
United States Dollar	26.8
Other Assets & Liabilities	(1.6)

Total	100.0%

8

Hartford Schroders Emerging Markets Multi-Sector Bond Fund inception 06/25/2013

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Class A2	11.59%	3.18%
Class A3	6.52%	1.77%
Class C2	11.94%	3.39%
Class C3	10.94%	3.39%
Class I	11.94%	3.39%
Class R3	11.94%	3.39%
Class R4	11.94%	3.39%
Class R5	11.94%	3.39%
Class Y	11.94%	3.39%
Class SDR	12.04%	3.49%
JP Morgan EMBI Global Diversified Index	11.70%	7.98%
JP Morgan GBI Emerging Markets Global Diversified Index	11.04%	-2.23%
JP Morgan CEMBI Broad Diversified Index	9.17%	6.43%
Emerging Markets Multi-Sector Bond Fund Blended Index	10.74%	4.05%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”), which commenced operations on 6/25/13. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

JP Morgan EMBI Global Diversified Index tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

JP Morgan CEMBI Broad Diversified Index tracks total returns of US dollar denominated debt instruments issued by corporate entities in emerging markets countries.

9

Hartford Schroders Emerging Markets Multi-Sector Bond Fund inception 06/25/2013

Emerging Markets Multi-Sector Bond Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.4% JP Morgan EMBI Global Diversified Index, 33.3% JP Morgan GBI Emerging Markets Global Diversified Index and 33.3% JP Morgan CEMBI Broad Diversified Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

10

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Multi-Sector Bond	Class A	1.15%	1.46%
Emerging Markets Multi-Sector Bond	Class C	1.90%	2.21%
Emerging Markets Multi-Sector Bond	Class I	0.90%	1.15%
Emerging Markets Multi-Sector Bond	Class R3	1.45%	1.72%
Emerging Markets Multi-Sector Bond	Class R4	1.15%	1.42%
Emerging Markets Multi-Sector Bond	Class R5	0.85%	1.12%
Emerging Markets Multi-Sector Bond	Class Y	0.80%	1.06%
Emerging Markets Multi-Sector Bond	Class SDR	0.75%	1.01%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned 11.59%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s blended benchmark, JP Morgan EMBI Global Diversified Index (33.4%), the JP Morgan GBI Emerging Markets Global Diversified Index (33.3%), and the JP Morgan CEMBI Broad Diversified Index (33.3%), which returned 10.74% for the same period. The JP Morgan EMBI Global Diversified Index, the JP Morgan GBI Emerging Markets Global Diversified Index, and the JP Morgan CEMBI Broad Diversified Index returned 11.70%, 11.04%, and 9.17%, respectively, during the period. The Fund also outperformed the 10.72% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging market debt (“EMD”), as measured by the blended benchmark, provided positive returns for the twelve-month period ended October 31, 2016. Performance of the asset class over this period was not a completely smooth experience, however. In particular, the first three months witnessed the ending of the worst period for local currency EMD performance in the history of that sub-segment. The major culprit in driving local currency EMD lower was the strength of the U.S. dollar (USD), which began catapulting ahead in June 2014 when the Federal Reserve (“Fed”) reiterated their desire to begin normalizing interest rates.

The fever in the rise of the U.S. dollar began to break in February 2016, after a more than an 18 month nearly vertical run up, as it became clear that the fourth quarter of 2015 U.S. economic data was quite weak. This forced the Fed to admit that although its desire was indeed to raise interest rates, the practicality of such a move at that time was just not all that high. The Fed’s temporary sidelining of its long-term aims served to align all of the major developed central banks in a stance of general accommodation, a positive for risk assets in general and for emerging market debt more specifically.

Another development beneficial to EMD in the early part of 2016 was the perception of reduced risks of substantial changes in asset prices in China. This insight developed as a result of a general steadying of economic conditions, but also through pronouncements from Chinese leaders that helped ease market tensions. In particular, a Chinese economic minister’s pronouncement from the World Economic Forum in Davos, Switzerland in February declared that China realized that it had not been as transparent as it should have been during periods of past devaluations of its currency (the yuan), pledging to be more open in the future. This gave the market greater confidence that China was not on a mission to export deflation around the globe in an aggressive fashion, calming this fear (at least for the time being) and providing a better tenor to the markets.

A third key macroeconomic aspect to the very favorable environment for emerging market debt was the stabilization of commodity prices, particularly oil. While it is true that emerging countries are both importers and exporters of oil, in general we have seen that a healthy oil price tends to benefit emerging markets as petrodollars wash back through these economies, boosting reserves and currencies. Most emerging markets have already taken the difficult steps of devaluing their currencies and cutting their budgets in response to lower commodity prices, so any recovery can be quite positive for those economies.

There were also technical aspects at play that were helpful for EMD prices, especially those denominated in USD. The European Central Bank’s bond buying program actually incentivized some emerging countries to issue their debt denominated in euros knowing that they had a willing buyer, and Colombia did just that for its entire issuance of 2016. This meant that there was generally less issuance in USD issues, aside from Argentina returning to the market, a favorable development for the market.

11

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A top contributor to the Fund’s performance has been the Fund’s investment in Petrobras, Brazil’s national oil company, which continues to be a major holding and success story for the Fund. The Fund purchased these bonds at a price in the 60s range (60 cents on the dollar) and now they are trading in the 90s (90 cents on the dollar). After a trip to Brazil earlier in 2016, our portfolio management team determined that the government of Brazil would stand behind this company due to its prominence and strategic importance.

Another positive contributor to absolute Fund performance has been investments in sovereign debt, such as Ecuador and Argentina, and quasi-sovereign debt such as YPF in Argentina and Pemex in Mexico, which recovered along with the price of oil. We believe these entities are leaner and more competitive due to greater fiscal restraint in the wake of the ending of the global commodity super cycle. After the purchase of these investments, oil prices continued to rise, which positively impacted the Fund’s absolute performance.

A detractor from the Fund’s performance was an under-allocation to the Brazilian real, which came under much pressure at the end of 2015. While we ultimately increased the Fund’s holding in Brazil relative to the blended benchmark over the entire period thanks to Petrobras (as noted above) we were initially more pessimistic on the economy. As 2016 began, the real rocketed forward, and we felt that market sentiment had gotten way ahead of fundamentals in an economy that had yet to hit bottom. Our underweight was modest, but this was the top-performing currency during this period, and it provided a drag on overall performance.

The Fund’s use of derivatives (primarily in the form of forward contracts) during the reporting period had a very moderate impact on total return.

What is the outlook?

A Fed December rate hike is now a 75% probability according to Fed Funds futures market pricing. With U.S. third quarter gross domestic product growth coming in better than expected and marginal evidence of better growth across Europe and the U.K., the last October sell-off in bonds seems a reasonable market response. Inflation numbers in the U.S. should rise simply as a result of the base effects of energy prices stabilizing, and headline inflation has risen to 1.5% from near zero for many months. Even the consumer price index (CPI) ex-food and energy seems to have stabilized around 2.2%. Whatever one thinks of the possibility for inflation rising further, it seems clear that some normalization of those numbers will translate into less monetary policy stimulus, in our opinion.

Thus, October’s sell-off in bonds has negatively impacted some risk appetite globally. Considering where 30-year treasury yields traded from the start of the May 2013 “taper tantrum” suggests yields could back up further. After all, rates started 2016 at 3%. Without attempting to forecast outcomes, a rise in yields seems a reasonable scenario in our view given the evidence, but a “rout” seems like a stretch. Demographic and debt headwinds, continued sluggish growth globally, and no clear catalyst for a meaningful boost from policy suggests to us that this seems more like a correction than a regime change.

Those bonds most at risk, we feel, are those with some of the lowest yields in the fixed income markets – which include most of the developed world’s biggest markets. Of course EMD investors will also face losses in such a scenario but, over the coming quarters, unless this does indeed turn into a rout the numbers will almost certainly show they have fared better, in our opinion.

Within the emerging market opportunity set, we feel those exclusively or primarily focused on sovereign dollar debt will perform poorly if rates continue to rise. One of the features of emerging markets over the years has been a steady extension of debt maturities as countries acquire a greater capacity to tap markets, and the duration of the primary sovereign index now stands at over 7 years, or an even longer 7.6 years if non-investment grade outliers are removed. We believe that EMD investors holding long-term EMD debt securities may experience losses if interest rates continue to rise.

However, we believe the opportunity set in emerging markets remains more robust than most non-dedicated observers believe. We believe there are a number of improving non-investment grade credits with shorter yield curves still offering value – especially in a global context – and the corporate universe, being less liquid, may be more stable from a price perspective than highly liquid sovereign debt if history is any guide. As for local currency investors, reduced risk appetite is obviously a negative factor. More clarity on the Fed’s future path beyond December will help investors allocate risk here with more confidence, and any catalyst for a stabilization in the U.S. dollar rally of late will be positive for this part of the opportunity set – as we witnessed quite strongly after February of this year.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and

12

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	37.5%
Foreign Government Obligations	51.4

Total	88.9%

Short-Term Investments	8.9
Other Assets & Liabilities	2.2

Total	100.0%

13

Hartford Schroders Global Strategic Bond Fund inception 06/23/2014

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks total return over the long term.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Class A2	1.92%	-0.90%
Class A3	-2.69%	-2.81%
Class C2	2.12%	-0.66%
Class C3	1.12%	-0.66%
Class I	2.24%	-0.61%
Class R3	2.13%	-0.66%
Class R4	2.13%	-0.66%
Class R5	2.25%	-0.61%
Class Y	2.25%	-0.61%
Class SDR	2.33%	-0.48%
3-month USD Fixed LIBOR	0.54%	0.37%

[1]	Inception: 06/23/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Global Strategic Bond Fund (the “Predecessor Fund”), which commenced operations on 6/23/14. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/19/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

3-month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

14

Hartford Schroders Global Strategic Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Global Strategic Bond	Class A	1.04%	1.31%
Global Strategic Bond	Class C	1.86%	2.06%
Global Strategic Bond	Class I	0.79%	1.00%
Global Strategic Bond	Class R3	1.41%	1.57%
Global Strategic Bond	Class R4	1.11%	1.27%
Global Strategic Bond	Class R5	0.81%	0.97%
Global Strategic Bond	Class Y	0.76%	0.91%
Global Strategic Bond	Class SDR	0.64%	0.86%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Global Strategic Bond Fund returned 1.92%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, 3-Month USD Fixed LIBOR Index (the “Index”), which returned 0.54% for the same period. The Fund underperformed the 3.49% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The policy decisions of the world’s major central banks remained a primary focal point for investors in the final quarter of 2015, as they had been all year and the policy decisions continued to be a focus into 2016. Government bond market movements over the final quarter of 2015 broadly reflected the diverging policy trajectories of the world’s major central banks. Mounting expectations of a rate rise from the U.S. Federal Reserve (Fed) were fulfilled in December with a 0.25% rate rise, the first in almost a decade.

The Fed and Bank of England (BoE) added to the brighter tone when they left rates unchanged in its March meetings and reiterated a cautious tone. The rally in oil, which began mid-February, carried on into March. After an extremely rocky opening to the year, oil’s recovery – combined with more encouraging economic data – led market sentiment to drastically improve.

Markets made a confident start to the second quarter of 2016, with much of the momentum from March’s recovery carrying into April and May. Positive economic data releases in developed markets combined with ongoing policy support from most global central banks to form an upbeat start to the quarter. However, the U.K.’s referendum regarding leaving the European Union (Brexit) in late June ultimately overshadowed other market drivers by the end of the second quarter. The “Leave” vote from the U.K. took many investors by surprise; the number of positions built in anticipation of a “Remain” vote exacerbated market volatility in the days immediately after the result. Sterling fell by over -11% on June 24, while government bond yields were sharply lower.

In the third quarter of 2016, aiming to keep fears of a pronounced U.K. slowdown at bay, the BoE’s announced an interest rate cut from 0.5% to 0.25% as well as an additional £60 billion of quantitative easing and up to £10 billion of corporate sector asset purchases. In addition, a term funding scheme (TFS) was introduced to help banks pass on interest rate cuts to borrowers. The BoE displayed a level of assertiveness that was welcomed by the market when it announced a more extensive round of stimulus than expected. Expectations of the Fed’s next rate hike advanced and retreated with macroeconomic data. In the Eurozone, the European Central Bank (ECB) delivered on its promise to extend policy accommodation, but the measures ultimately fell short of market hopes.

In the U.S., meanwhile, the furor surrounding the upcoming election did nothing to dim expectations of a Fed hike in December; by the end of the third quarter, inflation had risen in the U.S. as well. In corporate bond markets, credit spreads continued to contract during the period. The demand for assets with a spread over government curves has led market participants to continue to buy credit, which contributed to further tightening in credit spreads.

During the twelve-month period under review, the Fund generated positive absolute returns with active currency and rates strategies contributing most to performance.

Through the final months of 2015 and into 2016, the BoE remained cautious despite stable economic growth. The Fed enacted its first rate rise in almost a decade in December, but subsequent commentary grew extremely cautious in nature. Meanwhile, despite initial weakness, risk assets were ultimately buoyed by the increased

15

Hartford Schroders Global Strategic Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

accommodation and an improved oil price, which catalyzed an abrupt change in sentiment. In response to this, we reduced exposure to some of the Fund’s longer-term strategic positions and implemented shorter-term positions designed to better manage the heightened volatility.

Over the period, interest rate strategies made a positive contribution to performance, with U.S. and U.K. yields rising in anticipation of the Fed’s December rate hike contributing to performance in the closing months of 2015, but with the rally in government bonds across the board weighing on returns in the first quarter of 2016, although they recovered slightly in April.

Market volatility following the U.K.’s vote to leave the E.U. was negative for the Fund in June. However, the resulting underperformance was outweighed by the strong returns posted in April and May. Government bond yields fell across major developed markets during the period. Due to persistent uncertainty in global financial markets, the level of risk we were comfortable taking was maintained at conservative levels in the second half of 2016. We implemented a relative value country trade designed to capture excess return between U.S. government bond exposure versus having negative exposure to the UK, which was actively managed throughout April and May, and was closed leading up to the EU referendum. In preparation for an exit vote, the Fund entered into a long position in U.S. 10-year interest rates versus Germany; the trade performed well as U.S. rates outperformed Germany following the exit vote. In advance of the E.U. referendum the Fund implemented a U.K. 10yr breakeven position (the difference in yield between inflation-protected securities and nominal rate of the same maturity), in anticipation that if the U.K. were to vote for Brexit, subsequent British pound (GBP) weakness would lead to higher inflation expectations going forward, which was very successful in the wake of the vote. The Fund also held a number of active country positions in U.K. versus Germany, and Canada versus Australia, through the futures market. The Fund also held short term tactical trades in the U.S., first yield curve steepening (front-end yields rose while long-term yield declined) and then yield curve flattening (front-end yields declined while long-term yield rose), based on technical analysis. We continued to take advantage of the yield differential between 10-year U.S. and Canadian bonds. As inflationary pressures were increasing with the scale of stimulus from global central banks, the Fund sold its U.K. inflation positions but maintained exposure to 10-year U.S. breakevens which positively impacted absolute Fund performance.

Active currency strategies bolstered performance during the twelve-month period with some of the most notable positions involving oil sensitive currencies such as Norwegian Krone, which underperformed at the end of 2015, but rebounded in 2016. We maintained an aggregate short GBP position versus the Euro and U.S. dollar (USD). We also introduced a long Australian Dollar (AUD) position versus the New Zealand dollar in the expectation of improved commodity prices and a more positive domestic economic outlook moving forward. The Fund entered into a long basket of emerging market currencies in countries where we expect to see stable and improving fundamentals namely India, Indonesia, Russia, Turkey versus USD.

The corporate bonds portion of the Fund remained predominantly focused on U.S. investment grade issuers and European high yield names over U.K. credits. The focus is concentrated on individual credit selection over credit beta.

Global Strategic Bond’s investment strategy is implemented using a combination of fixed income securities (cash bonds) and derivatives. When building positions in the Fund, we seek to select the financial instruments that will maximize risk-adjusted returns in a cost-effective manner; this means that derivatives are used for both hedging and active management purposes. We typically use currency forwards, bond futures, interest rates swaps, inflation linked swaps, credit default swaps (most commonly on indices) and options on bond futures, interest rate swaps and currencies.

Currency strategies made the largest contribution to relative returns over the 12-month period ended October 31, 2016. Exposure was taken to both developed market and emerging market currencies via 1-month currency forwards. Rates strategies – including relative country trades, inflation positions and curve trades – also generated positive total return in aggregate. These strategies were implemented using one, or a combination, of the following instrument types: cash bonds, bond futures interest rate swaps, swaptions and inflation-linked swaps. Credit positioning was also marginally positive over the period; the Fund was predominantly long specific corporate names and short (or hedged against) the expected deterioration of credit markets via credit default swaps on indices.

What is the outlook?

Looking forward to the end of 2016 and considering the outlook for 2017, we believe the global macroeconomic landscape continues to be littered with political and central bank activity that will serve to determine the shape of markets.

The U.S. will go to the polls in a matter of days to select the next U.S. president and the Italian referendum on constitutional reform is also on the horizon. While these events differ in nature, both arguably reflect a rise in populist sentiment in our view. Indeed, we believe the rise in populism in the developed world has changed the incentive structure and dynamics of policymaking, with greater protectionism, nationalism and a push towards more activist fiscal policy as the key outcomes. While the direction of travel is towards more fiscal policy support in developed markets, without a negative economic shock or political surprise, fiscal expansion is likely to be moderate in nature.

At the same time, we may at last be reaching a point where we have seen the peak in asset price manipulation by central banks. We believe that the low profitability of banks and insurance companies,

16

Hartford Schroders Global Strategic Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

partly driven by low interest rates, together with very expensive asset prices, feature more prominently the thinking of central banks when they are considering the effectiveness of their policy decisions. Furthermore, the ongoing global economic recovery, albeit muted, continues in developed and a growing number of developing countries; leading to some rebuilding of term premium in yield curves. This suggests we may be at an important turning point in the shape of yield curves.

We believe that more expansive fiscal policy and the fact that some central banks are prepared to let economies experience higher inflation rates than normal before normalizing policy, should lead to higher yields at the longer-end of the curve and greater inflation premium, rather than just a steep rise in yields. That being said, the Fed is indicating that it is willing to tighten policy given greater confidence of a more robust recovery. Again; combined with the low short-term interest rates trajectory in markets, this suggests curve steepening in our view.

An exception to this may be in the U.K., where we see demand for gilts remaining high given the continued uncertainty surrounding Brexit negotiations. The twin deficits faced by the U.K., in both budget and current account, are likely to continue to weigh on the valuation of sterling. We have reflected this in the Fund with a short in sterling (achieved through the use of foreign exchange derivatives), the magnitude of which will be moderated as overall uncertainty waxes and wanes. We believe emerging market currencies will continue to offer an attractive source of diversification as the cyclical outlook for emerging market growth is improving.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Convertible securities are subject to the risks of both debt and equity securities. Loans and loan participations are also subject to nonpayment, default, collateral, liquidity, extension, prepayment and insolvency risks. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions.

Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	9.9%
Convertible Bonds	4.6
Corporate Bonds	47.0
Foreign Government Obligations	20.2
U.S. Government Securities	10.6

Total	92.3%

Short-Term Investments	2.8
Purchased Options	0.6
Other Assets & Liabilities	4.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

Hartford Schroders Income Builder Fund inception 06/23/2014

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks to provide income and capital growth over the medium to longer term.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Class A2	2.44%	-2.12%
Class A3	-2.17%	-4.01%
Class C2	2.52%	-1.91%
Class C3	1.54%	-1.91%
Class I	2.65%	-1.85%
Class R3	2.52%	-1.90%
Class R4	2.53%	-1.90%
Class R5	2.53%	-1.90%
Class Y	2.53%	-1.90%
Class SDR	2.88%	-1.75%
JP Morgan Global Aggregate Bond Index	5.42%	0.45%
MSCI All Country World Index	2.64%	0.68%
Income Builder Fund Blended Index	4.71%	0.66%

[1]	Inception: 06/23/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Global Multi-Asset Income Fund (the “Predecessor Fund”), which commenced operations on 6/23/14. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

JP Morgan Global Aggregate Bond Index is a broad-based measure of global investment grade fixed-rate debt markets.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Income Builder Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 70% JP Morgan Global Aggregate Bond Index and 30% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

18

Hartford Schroders Income Builder Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Income Builder	Class A	1.12%	1.63%
Income Builder	Class C	1.92%	2.38%
Income Builder	Class I	0.87%	1.30%
Income Builder	Class R3	1.47%	1.85%
Income Builder	Class R4	1.17%	1.55%
Income Builder	Class R5	0.87%	1.25%
Income Builder	Class Y	0.82%	1.19%
Income Builder	Class SDR	0.72%	1.14%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Income Builder Fund returned 2.44%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s custom benchmark, (70% JP Morgan Global Aggregate Bond Index/30% MSCI All Country World Index), which returned 4.71% for the same period. The Fund underperformed the 3.35% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds with investment strategies similar to those of the Fund. The JP Morgan Global Aggregate Bond Index and the MSCI All Country World Index returned 5.42% and 2.64%, respectively, during the period.

Why did the Fund perform this way?

December was a particularly difficult month for the Fund, with most asset classes selling off due to the combination of the announced European Central Bank policy missing investor expectations and further declines in the Chinese renminbi placing downward pressure on risk assets. As a result, the Fund’s equity exposure was a primary detractor from performance of the asset class over the period.

At the beginning of 2016 we implemented a barbell strategy between value and defensive assets. As a result, the Fund was balanced between high yielding asset classes, such as emerging market debt and high yield debt, and government bonds. The Fund also had long positions in the U.S. dollar and Japanese yen, alongside short positions in Asian currencies as a hedge against deflationary risks. Over the course of the year, our strategy has been to reallocate from the more defensive assets as they have become more expensive, into assets we believed that offered more value.

Global markets sold off sharply coming into 2016 as U.S. and Chinese economic data releases disappointed investors. Against this backdrop, safe haven assets such as government bonds, the U.S. dollar and the Japanese yen performed well and the Fund’s allocation to these asset classes helped to offset losses from its equity and credit holdings. From mid-February, central bank rhetoric and stabilizing U.S. industrial indicators provided market support, triggering a significant rebound in risk assets. Equity and credit markets extended their recovery in March, more than offsetting the losses the Fund had incurred at the beginning of the year.

A weak U.S. dollar, rising commodity prices and the start of the first quarter’s earnings season provided some support to credit and emerging markets as they outperformed the MSCI World Index in April. European, emerging market and financial equities outperformed U.S. and Japanese equities as the Bank of Japan disappointed the market with a lack of policy action. Government bonds were generally negative as yields rose from their lows at the beginning of the month. Markets in May opened with recurring concerns over global growth fueled by a weak earnings season. Global equities fluctuated as investors assessed a mixed batch of economic data and expectations that the U.S. Federal Reserve (Fed) would raise interest rates over the summer increased. This was followed by an improvement in global macroeconomic reports as oil prices rose, increasing the likelihood of Fed action. The U.S. dollar strengthened relative to earlier in the 2nd quarter as a result, leading to the negative performance of emerging market asset classes and a weaker Chinese yuan. We were cautiously positioned ahead of the U.K. Referendum on exiting the European Union (Brexit) in June, with the vote concluding a challenging month for investors that started with surprisingly negative U.S. employment data. The European Central Bank started its corporate bond buying program, confirming the generally accommodative stance of global central banks.

Following the U.K. referendum, global central bank policy was ultra-accommodative by keeping interest rates low and/or stimulus in place: the Fed further delayed its tightening cycle, Chinese stimulus remained at work and investors increased their expectations of lower interest rates and stimulative fiscal policies in the U.K. and Japan. As a result, global markets experienced a sharp rebound with credit

19

Hartford Schroders Income Builder Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

spreads tightening and equity markets rallying. Risky assets also benefited from positive earnings and economic surprises with improving employment, housing and manufacturing data in the U.S., Eurozone and China. However, investor optimism was slightly contained at month end as the Bank of Japan failed to meet market expectations, announcing modest additional stimulus, while second quarter GDP in the U.S. disappointed and led the U.S. dollar to weaken versus many currencies. Better than expected payroll data in the U.S. at the start of the month benefited risk assets, and in particular emerging markets, as the global growth outlook improved in the U.S.

The Fund’s higher equity allocation was well positioned to participate in an upswing in equity markets in early July. Towards the end of the month, we took some profit given strong performance over the summer and the increasing probability of a Fed rate increase. Asset class performance was mixed in September: equities were generally negative while developed and emerging government bonds and U.S. high yield ended the month in positive territory. Global macroeconomic data softened while political risks resurfaced amid U.S. elections and Brexit-related headlines. U.K. equities were a primary detractor over the period, as the region was negatively impacted by heightened volatility leading up to, and the two days after, the U.K. referendum. In July, much of these losses were mitigated as the Fund participated in the recovery of U.K. equities. Communication from central banks contributed to the intra-month volatility although the outcome was a standstill. Finally, oil prices increased, driving emerging asset prices higher due to an agreement by OPEC to cap production for the first time in eight years. We took steps to reduce the Fund’s risk exposure at the end of August and again in September.

Inflation expectations increased in Europe and the U.S. in October, while growth data modestly improved, paving the way for the Fed to increase rates in December. In addition, political risks increased with the U.K.’s decision to begin formal Brexit proceedings in March 2017 and with the upcoming U.S. election. As a result, we continued to see underperformance in October across asset classes with most equity markets falling, credit spreads widening and government bond yields rising. The Fund primarily used derivative instruments to adjust equity, fixed income, currency and interest-rate exposures. Over the period, the Fund’s derivatives positions performed in line with expectations and facilitated the Fund’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via more traditional investments like stocks and bonds.

What is the outlook?

The Fund was positioned at the end of the twelve-month period ended October 31, 2016 with relatively higher equity weights relative to earlier in the period due to fiscal and monetary stimulus announcements and by the impact of a stable U.S. dollar and commodity prices. We will continue to wait for further evidence of accelerating growth and an improvement in investor confidence before we increase the Fund’s equity and emerging market debt exposures to levels from earlier in the period. Recently, we have seen real yields maintaining their levels despite higher nominal yields. We believe that the momentum of the economic data and the Fed’s monetary policy will remain essential in assessing the stage of the global economy. In this increasingly volatile environment, we remain ready to identify what we consider value opportunities and continue to be selective in order to seek to generate attractive income for our clients.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Loans and loan participations are also subject to nonpayment, default, collateral, liquidity, extension, prepayment and insolvency risks. Investments in high-yield (“junk”) bonds can have a greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	36.1%
Exchange Traded Funds	3.9
Mutual Funds	2.1

Total	42.1%

Fixed Income Securities
Corporate Bonds	24.2%
Foreign Government Obligations	20.6
U.S. Government Securities	3.9

Total	48.7%

Short-Term Investments	8.5
Purchased Options	0.1
Other Assets & Liabilities	0.6

Total	100.0%

20

Hartford Schroders International Multi-Cap Value Fund inception 08/30/2006

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Class A1	3.88%	5.47%	3.45%
Class A2	-1.80%	4.30%	2.87%
Class C1	4.15%	5.75%	3.69%
Class C2	3.15%	5.75%	3.69%
Class I	4.27%	5.78%	3.70%
Class R3	4.15%	5.75%	3.69%
Class R4	4.15%	5.75%	3.69%
Class R5	4.15%	5.75%	3.69%
Class Y	4.15%	5.75%	3.69%
Class SDR	4.44%	5.81%	3.72%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%
MSCI All Country World ex USA Value Index	0.85%	3.31%	1.33%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

MSCI All Country World ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the value securities within the MSCI All Country World ex USA Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

21

Hartford Schroders International Multi-Cap Value Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
International Multi-Cap Value	Class A	1.15%	1.32%
International Multi-Cap Value	Class C	1.97%	2.09%
International Multi-Cap Value	Class I	0.90%	0.99%
International Multi-Cap Value	Class R3	1.52%	1.56%
International Multi-Cap Value	Class R4	1.22%	1.26%
International Multi-Cap Value	Class R5	0.92%	0.96%
International Multi-Cap Value	Class Y	0.87%	0.90%
International Multi-Cap Value	Class SDR	0.75%	0.85%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned 3.88%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmarks, the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”) and the MSCI All Country World ex USA Value Index, which returned 0.72% and 0.85%, respectively, for the same period. The Fund also outperformed the -0.93% average return of the Lipper International Multi-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities delivered narrowly positive returns over the twelve-month period, as measured by the MSCI AC World ex USA Index. Stock markets started the period on a firm footing. However, a sharp downturn began in late December 2015 with a number of factors blamed for the falls. These included the Federal Reserve’s decision to raise interest rates, dollar strength, weak global growth and softer commodity prices. Nonetheless, markets staged a rally from mid-February 2016, supported by a more resilient oil price and accommodative central bank policy. The end of June saw another sharp stock market drop following the U.K.’s vote to exit the European Union (Brexit) but equities soon rebounded amid reduced volatility towards the end of the period. Emerging markets outperformed, in many cases helped by strengthening currencies and more stable commodity prices.

Against this backdrop, the Fund outperformed its benchmarks. Stock selection within the Healthcare sector made the greatest positive contribution to relative returns. We tend to favor big, stable businesses, which proved resilient to the market turmoil experienced in the early part of 2016. The Fund’s holdings across Europe and in Japan boosted relative performance. In addition, we held German pharmaceutical Stada Arzneimittel, which did well after becoming a takeover target, while avoiding the poor performance of Valeant in

Canada and Novo Nordisk in Europe – neither of which was held in the Fund – also proved advantageous.

The Materials sector was another big contributor to performance; our preference for lower-cost mining companies globally was rewarded, particularly the positions held in Australia and South Africa. Elsewhere, the Japanese chemical companies the Fund owns also performed well. Another strong contribution came from the Fund’s holdings in gold-related stocks in South Africa and Turkey. The Fund’s holdings in telecoms, where we focus on companies with good financial strength, boosted relative performance. We saw contributions across a number of regions, but investments in emerging markets in Asia such as Indonesia stood out.

The Fund’s underweight position in the defensive sectors of Utilities and Consumer Staples supported relative performance. These sectors have been boosted in recent years by a ‘reach for yield’ trade as interest rates have remained at exceptionally low levels. However, this environment began to change through the course of the year, with expectations building for a second U.S. interest rate increase. The Fund’s avoidance of equities we believe to be expensively-valued in these areas was, therefore, a positive for relative performance. The Fund’s holdings in the food & drink industry also performed well.

Overweight positions held in Consumer Discretionary equities in several regions helped relative performance, but even more significant was the benefit of avoiding the larger auto manufacturers in Japan and Continental Europe.

It was a mixed period for Financials amid a changing political backdrop and intense focus on monetary policy. The Fund’s positioning in the sector supported relative returns. While our investments in high quality Financials in the U.K. and the rest of Europe were decreased across the board following the U.K.’s Brexit

22

Hartford Schroders International Multi-Cap Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

vote in June, this was more than offset by the benefit of avoiding weak lower quality equities in the region. Banks in Canada, Australia and Brazil performed well on the back of the commodities rebound; we view these equities as unattractive and hold limited exposure, so this weighed on relative returns. Positioning within U.K. Financials, particularly the overweight exposure to insurance, also detracted from relative performance.

From a regional standpoint, the Fund’s positioning within Continental Europe and Japan was the main positive contributor to relative returns. In Continental Europe, positioning in the Financials sector added value, as discussed above. In Japan, the Consumer Discretionary sector was the top contributor. Positioning in North America (ex U.S.) detracted amid the portfolio’s underweight allocation to Canadian banks and Energy equities.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Overall we would describe 2016 so far as a year of modest rotation with previously losing sectors (e.g. resources), regions (e.g. emerging markets) and styles (e.g. value) pulling out of a prolonged period of underperformance. But we believe there is significant relative performance still to be accrued for contrarian investors.

The Fund maintains a high exposure to Financials, building up positions based primarily on our view of the credit quality risk of a company and then the right valuation for any opportunity. Life & health insurers appear to offer the most attractive valuations and the Fund has exposure to a wide range of such equities globally. Within banks, we have a broad exposure across selected deep-value recovering banks in Europe and higher quality banks in Asia that offers what we feel is attractive dividend growth. In the Real Estate sector, we have started to take profits in the Fund’s long-held positions in Hong Kong after a strong run.

We also maintain the Fund’s high exposure to resources. Within Energy, our focus remains on balance sheet strength and asset quality, and we have built up a broad exposure across industries and regions. Within Materials, we believe that chemicals equities in Japan and the U.K. remain attractive. In the mining industry, our preference is still for larger, lower cost, diversified producers.

Exposure to cyclical sectors such as Consumer Discretionary remains broad-based and global, but we have taken some profits here recently. The Fund’s preference within Consumer Discretionary is for companies in well-established and shareholder-friendly industries such as retail, media and auto component makers. In Technology, we believe that opportunities remain in overlooked software developers in Asia.

The Fund’s exposure to emerging markets remains high and above its long-run average. Attention to balance sheet strength is important and we see a broad range of opportunities across sectors and countries. The Fund’s active exposure continues to come principally from six areas of opportunity: Taiwan, South Korea and South Africa; Telecoms, Resources and Technology.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	6.0
Energy	7.7
Financials	18.9
Health Care	7.9
Industrials	10.2
Information Technology	8.0
Materials	11.8
Real Estate	3.6
Telecommunication Services	8.3
Utilities	2.3

Total	96.3%

Short-Term Investments	5.2
Other Assets & Liabilities	(1.5)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

23

Hartford Schroders International Stock Fund inception 12/19/1985

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Class A1	-2.01%	4.90%	1.81%
Class A2	-7.40%	3.73%	1.23%
Class C1	-1.70%	5.19%	2.07%
Class C2	-2.67%	5.19%	2.07%
Class I	-1.70%	5.19%	2.07%
Class R3	-1.70%	5.19%	2.07%
Class R4	-1.70%	5.19%	2.07%
Class R5	-1.70%	5.19%	2.07%
Class Y	-1.70%	5.19%	2.07%
Class SDR	-1.54%	5.24%	2.10%
MSCI EAFE Index	-2.74%	5.48%	1.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder International Alpha Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

24

Hartford Schroders International Stock Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
International Stock	Class A	1.20%	1.35%
International Stock	Class C	1.95%	2.10%
International Stock	Class I	0.95%	1.02%
International Stock	Class R3	1.50%	1.57%
International Stock	Class R4	1.20%	1.27%
International Stock	Class R5	0.90%	0.97%
International Stock	Class Y	0.85%	0.91%
International Stock	Class SDR	0.80%	0.86%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Stock Fund returned -2.01%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the MSCI EAFE Index (“MSCI AC World ex USA Index”), which returned -2.74% for the same period. The Fund outperformed the -2.16% average return of the Lipper International Large-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International markets were relatively weak over the twelve-month period as the MSCI EAFE Index modestly declined amid heightened volatility. Central bank rhetoric and interest rate expectations continued to weigh on markets as investors reevaluated their positioning particularly around the defensive bond proxy sectors. The more cyclical sectors, particularly Materials and Energy, posted solid gains due to improving inventory data. Technology equities also performed well on solid earnings and a scarcity of growth opportunities. Financials equities continued to struggle in the low (and in some cases) negative interest rate environment. Healthcare equities were also weak as drug pricing concerns and uncertainty over how the outcome of the U.S. Presidential election might impact future industry profitability. Amid the rotation away from expensive defensives sectors toward cheaper cyclicals, emerging markets outperformed developed markets, as measured by the Fund’s benchmark.

The Fund outperformed the benchmark over the twelve-month period, driven by strong stock selection. The Fund’s positions in the Technology and Consumer Discretionary sectors added the most to relative performance. The contributions were partially offset by our stock selection within Industrials and Materials. Our Japanese holdings were some of the Fund’s best performers over the period, while the U.K. was the principal regional laggard.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

Technology holding TSMC, one of the Fund’s higher conviction holdings, was the strongest contributor to Fund outperformance over the period. TSMC continued to perform well, generating consistent share gains despite a period of de-stocking and weakness in smartphone sales around the world. The chip maker won 100% of Apple business in the second half of 2016, highlighting the dominance of its competitive advantages. We believe the valuation and the strong cashflow generation remains attractive, particularly as a period of investment has now come to an end and returns to shareholders can therefore be stepped up. Alibaba, another technology name, was also amongst the strongest holdings. We continue to see the development of cloud computing as a robust, long-term global trend and an aspect of Alibaba’s business which is underappreciated by the wider market. Over 2016 we have been presented with strong evidence of the thesis playing out as expected.

Capita was the weakest holding in the portfolio. Despite an exemplary historical record, the firm has had some execution issues in recent months, and a subsequent profit warning to contend with. We believe market consensus is not giving the firm sufficient credit for being able to execute on what remains a large and healthy contract bid pipeline. However, we recognize the company is battling increased competition from technology driven solutions in its traditional outsourcing market, so our estimates and thesis remain under close review. Teva Pharmaceuticals also detracted from the Fund’s returns. The pharmaceutical company continues to defend several patents on its branded drug, Copaxone in court. The trial has negatively affected sentiment in the short term, particularly given the strong role that Copaxone sales have had in the company’s the second quarter earnings success. We believe that the fears for loss of patent on the drug are justified, but largely priced in. Furthermore,

25

Hartford Schroders International Stock Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

in light of the news, we feel investors may be overlooking the benefits that Teva’s recent acquisitions activity could confer over the longer-term.

What is the outlook?

Throughout the year, we have maintained the view that the market environment was likely to be volatile and influenced by sentiment given numerous geopolitical uncertainties. This remains our central view for the months ahead. Markets have proved relatively resilient thus far but there remain a number of events on the horizon that we feel have the potential to tip the scales in either direction.

On the bright side, earnings revisions have turned positive and company sales forecasts are showing signs of life, having recently begun to rise for the first time in a while. Consensus now expects sales-per-share to grow in almost every sector. Higher revenue should translate into significant operating leverage for those firms that have been able to drive bottom-line earnings by successfully reducing costs.

We are also encouraged by evidence of better fundamentals in the emerging world. In a number of countries, we believe that the macroeconomic environment is improving and earnings are stabilizing and, in some cases, recovering after a long period of trending downward. We have found some interesting opportunities where we believe consensus has been slow to adjust to these better growth prospects and reduced risks.

From a global perspective, we believe there remain a number of considerable economic and political uncertainties, primarily in the developed world, not least of which is the questionable impact that highly stimulatory monetary policy is having on the real economy. The logical next step would appear to be expansive global fiscal policy but it remains to be seen how this will pan out on a global basis. It may well be forthcoming in some areas (such as Japan and the U.K.) but it seems less likely in places like the Eurozone.

From a political perspective, upcoming elections in Europe have the potential to unnerve financial markets as we have recently seen in the U.K. and U.S. We are cognizant that these events may give rise to some significant volatility and remain well diversified across portfolios.

Another thing that concerns us is the extent to which the market is prepared to pay for stability. Artificially suppressed bond yields have forced investors to look for yield in other areas, driving up the valuations of those parts of the equity market that can deliver bond-like returns. In our view, this valuation premium cannot be substantiated by fundamentals and these areas of the market will be particularly vulnerable to rising interest rate expectations. We believe that sectors such as Utilities, Real Estate1 and telecoms are particularly prone to these dynamics and the Fund’s exposure, where we have it, is underpinned by company-specific drivers.

The Fund has been adding to more cyclical areas of the market, most notably in the Technology sector. Against a backdrop of significant disruption and innovation, we feel there is meaningful potential for the achievement of sustainable, yet underappreciated structural growth.

Despite a somewhat mixed outlook, we believe that well governed companies that invest to drive growth and maintain a sustainable competitive advantage are highly likely to outperform, regardless of economic, political or market backdrop. We remain sharply focused on seeking out these companies.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.2%
Consumer Staples	14.7
Energy	3.0
Financials	20.6
Health Care	13.1
Industrials	16.4
Information Technology	13.7
Materials	5.1
Telecommunication Services	4.9

Total	103.7%

Other Assets & Liabilities	(3.7)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

26

Hartford Schroders Tax-Aware Bond Fund inception 10/03/2011

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Class A2	5.61%	5.79%	5.82%
Class A3	0.86%	4.82%	4.87%
Class C2	5.92%	6.06%	6.08%
Class C3	4.92%	6.06%	6.08%
Class I	6.02%	6.08%	6.10%
Class Y	5.93%	6.06%	6.08%
Class SDR	5.93%	6.06%	6.08%
Bloomberg Barclays Municipal Bond Index	4.06%	4.34%	4.34%

[1]	Inception: 10/03/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) and, prior to 12/30/14, the inception date of the then-existing Advisor Class shares, the Investor Class shares of the Predecessor Fund, adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Class shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class Y and Class SDR shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. The Predecessor Fund’s predecessor commenced operations on 10/3/11. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

27

Hartford Schroders Tax-Aware Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Tax-Aware Bond	Class A	0.71%	0.96%
Tax-Aware Bond	Class C	1.59%	1.71%
Tax-Aware Bond	Class I	0.46%	0.69%
Tax-Aware Bond	Class Y	0.54%	0.62%
Tax-Aware Bond	Class SDR	0.46%	0.57%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 5.61%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 4.06% for the same period. The Fund also outperformed the 4.42% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the past 12 months, markets weathered several events ranging from the beginning of a gradual tightening cycle by the U.S. Federal Reserve (Fed) in December 2015 to the United Kingdom’s referendum to leave the European Union (Brexit) and ending with uncertainty leading up to the U.S. presidential election in November. After digesting the much anticipated rate increase, markets experienced a sharp flight to quality environment in January on growth concerns that whipsawed investors before recovering by mid-February. Further into 2016 markets were tested with trillions of dollars of debt trading at negative interest rates, record breaking bond issuance, and contagion concerns on company specific issues, most notably adverse news events affecting Deutsche Bank and Wells Fargo. Markets proved resilient in light of these events with corporate spreads ending the one year period tighter and Treasury rates generally lower, both positive for overall performance. Tax-exempt bonds underperformed corporates, as measured by Bloomberg Barclays Municipal Bond Index, on a duration neutral basis after unusually heavy and, at times, record setting supply, particularly over the last few months of the period.

The looming uncertainty regarding the Fed and potential future rate increases held interest rates in a relative range for most of the year as the yield curve ended flatter on October 31, 2016. Over the course of the one year period U.S. Treasuries rallied as investors sought safety given the various events mentioned above. At other times Treasuries would sell off as expectations of higher rates swayed the market. After finishing 2015 and starting 2016 on somewhat shaky ground, U.S. corporate fixed income securities reversed course mid-February and finished the period with notably tighter spreads. With that as a backdrop, the Fund earned a positive absolute and excess return for the period. The drop in corporate spreads and seemingly insatiable global appetite for yield were the overwhelming factors driving the positive performance. Overall outperformance for the Fund was primarily driven by sector selection. Duration and yield curve positioning were modest detractors. Security selection in tax-exempts was also a positive contributor to outperformance.

Within sector selection, the largest contributor to excess return was the underweight versus the benchmark in tax-exempts as the Fund reduced the allocation to tax-exempts by over 20% during the period, recognizing what we considered a more appealing value in corporates. Financials and Industrials led sector selection in corporates with a modest contribution also from a smaller allocation to asset backed securities (ABS).

The Fund’s strongest period of absolute and relative performance over the period was during the second quarter of 2016 when the overwhelming factor impacting markets was the Brexit vote. Despite polls leading up to the historic vote showing the outcome was too close to call, the market seemed to get ahead of itself in favor of the remain camp. As the surprising result of the vote began to emerge on June 24, 2016, the British pound weakened, equity markets sold off, volatility jumped, rates fell and spreads widened. Safe haven assets rallied as investor sentiment turned negative towards risk assets in the face of mounting uncertainty. Credit spreads ended tighter, rates were materially lower and bid/ask spreads increased for the quarter. Broadly speaking all credit sectors posted positive excess return to Treasuries bolstering overall Fund performance. Although underweight, tax-exempts were a strong contributor to absolute performance beating Treasuries and credits.

In general, the Fund performed well during a period with many uncertainties and unprecedented events in fixed income markets.

28

Hartford Schroders Tax-Aware Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

The overweight to credit from municipals that took place over the period proved beneficial as municipals underperformed most other sectors during the previous 12 months. Derivatives were used in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As we move forward into the end of the year, ideally we will maintain the current balance of tax-exempt to taxable fixed income investments. However, we do not believe that the decision is as clear as in previous months with spreads touching their tightest of the period (as measured by the Bloomberg Barclays U.S. Credit Index), tax-exempts selling off and what we view as the growing risks. As a result, we do not feel it is appropriate to add risk at this time. As short-term rates rise, either due to inflation or policy changes by central banks, the global demand for U.S. fixed income could wane as the cross-currency costs grow.

The global demand for non-negative yields has been a strong technical underpinning for the market and the consequences are unknown if it were to decline. Rather than a wholesale shift from one sector to another, we will consider securities on a case by case basis, both tax-exempts and taxable, as we pass through this inflection point.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.1%
Corporate Bonds	33.6
Municipal Bonds	58.3
U.S. Government Securities	4.3

Total	98.3%

Short-Term Investments	1.7
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

29

Hartford Schroders US Small Cap Opportunities Fund inception 08/06/1993

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 10/31/16)

	1 Year	5 Years	10 Years
Class A1	5.33%	11.61%	7.39%
Class A2	-0.45%	10.35%	6.79%
Class C1	5.53%	11.91%	7.67%
Class C2	4.56%	11.91%	7.67%
Class I	5.58%	11.92%	7.68%
Class R3	5.58%	11.92%	7.68%
Class R4	5.58%	11.92%	7.68%
Class R5	5.58%	11.92%	7.68%
Class Y	5.58%	11.92%	7.68%
Class SDR	5.74%	11.96%	7.69%
Russell 2000 Index	4.11%	11.51%	5.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder U.S. Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 9/28/15, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and NASDAQ.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

30

Hartford Schroders US Small Cap Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
US Small Cap Opportunities	Class A	1.35%	1.51%
US Small Cap Opportunities	Class C	2.10%	2.26%
US Small Cap Opportunities	Class I	1.10%	1.18%
US Small Cap Opportunities	Class R3	1.65%	1.73%
US Small Cap Opportunities	Class R4	1.35%	1.43%
US Small Cap Opportunities	Class R5	1.05%	1.13%
US Small Cap Opportunities	Class Y	1.00%	1.07%
US Small Cap Opportunities	Class SDR	0.95%	1.02%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned 5.33%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Russell 2000 Index, which returned 4.11% for the same period. The Fund also outperformed the 3.03% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. small capitalization equities, as measured by the Russell 2000 Index, rose over the one-year period ended October 31, 2016. During this twelve-month period we saw the U.S. equity market experience booms and busts with flat to moderate markets mixed in between. In November 2015 the Fund’s fiscal year began with its benchmark rising by approximately 2.0% but things quickly changed in December as the market turned negative until early February. Between December 1, 2015 and February 11, 2016, the Fund’s benchmark fell by approximately 18%. The Fund’s benchmark then rose by approximately 19% through the end of April 2016. The gyrations were caused by rapidly shifting moods, concerns about China, the U.S. dollar, commodity prices, and recession potential in the U.S. (we saw the Institute for Supply Management Index (“ISM”) dip below 50 in December – traditionally regarded as a recessionary reading). Market leadership rotated quickly from low beta to high beta, high quality to low quality, higher market cap to lower market cap. This was a difficult market. The Federal Reserve (Fed) finally raised interest rates in December 2015 which was followed by an uptick in volatility. Driven by the sudden drop in the equity market the 10-year U.S. Treasury note fell from 2.30% to 1.66%. It has since risen as investors have been willing to take on more risk since mid-February 2016.

On June 23, 2016 something occurred that seemed inconceivable just months before; the people of the United Kingdom voted 51.9% to 48.1% to leave the European Union (“Brexit”). The immediate aftermath of the vote resulted in a $3 trillion loss of market wealth, although markets quickly snapped back and recovered the bulk of their losses by rallying into quarter-end. Strong June non-farm payrolls of 287,000 were well above consensus expectations providing a tailwind for the market in July and early August. However, late-summer momentum quickly stalled as investors began to digest a potential rate-increase in the back half of 2016 as well as disappointing productivity and retail sales data. Fed Chair Yellen’s speech was more hawkish noting that a case for a rate-increase has strengthened in recent months. September began weaker as the ISM disappointed falling below consensus to 51.4. The market shrugged this off however and shifted focus to monetary policy at the Bank of Japan (BOJ) and the Fed. The market rallied as the BOJ shifted policy around yield curve controls as well as committing to continue to meet inflation targets and it became clear that the Fed was not going to raise rates in September.

The rally stalled again in October as investors shifted their focus to the Fed, earnings, and the U.S. Presidential election. A solid (not spectacular) employment report provided additional support for the Fed to raise rates in December. Mid-month, the market turned its attention to earnings season. On the whole, earnings have come in better than expected and the consensus now is for earnings growth of +1% year-over-year. Financials and Technology have been bright spots; however Energy growth continues to be negative

Seven of the ten sectors1 within the Russell 2000 Index posted positive returns during the period. The Materials & Processing (+15%), Utilities (+14), Real Estate Investment Trust (REITs) (+13%) were the strongest performers for during the period, while

31
[1]	Refers to the Russell Global Sectors classification (RGS) system

Hartford Schroders US Small Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Energy (-14%), Health Care (-7%), and Consumer Discretionary (-4%) sectors were the laggards. Security selection contributed positively to the Fund’s outperformance versus the Russell 2000 Index during the period. Stock selection was strongest within the Healthcare, Consumer Discretionary, and REITs sectors. The Fund lagged the Russell 2000 Index over the period in the Technology, Energy, Producer Durables and Materials & Processing sectors. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from returns relative to the Russell 2000 Index over the period. An underweight to the REITs and Utilities sectors as well as an overweight to the Technology sector detracted from performance relative to the Russell 2000 Index. The lag was partially offset by an underweight to Consumer Discretionary and an overweight to the Materials & Processing sector.

Top contributors to performance relative to the Russell 2000 Index during the period included Equity LifeStyle Properties, Inc. (Real Estate Investment Trust), Steel Dynamics (Materials & Processing), and Waste Connections, Inc. (Producer Durables). The solid waste collection, transfer, disposal, and recycling service provider Waste Connections performed well on strong earnings. In addition to the core business function performing well, a business segment with exposure to the oil exploration and production industry performed better than expected. Waste Connections also acquired the Canadian company, BIN that was viewed positively by investors.

The largest detractors from performance relative to the Russell 2000 Index were Synergy Resources Corporation (Energy), Allegiant Travel Company (Producer Durables), and Global Eagle Entertainment, Inc. (Information Technology). Oil and natural gas exploration and production company Synergy Resources fell after announcing a major acquisition in the Wattenberg Field (in Colorado) that resulted in financing that raised debt levels on the balance sheet. Investors were also concerned that the acquisition negatively impacted the company’s oil to natural gas ratio. Discount regional airline Allegiant traded lower after an agreement over wages with their pilots union resulted in higher than expected costs as well as concerns about increased competition in their primary markets.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We intend to position the Fund with investments that we feel may continue to benefit from a more insular economy, mindful always of building the portfolio on a company by company basis. Today, we believe that U.S. small capitalization companies may be a safe haven, due to their lower global exposure. If Trump wins the election, we believe that it may present an attractive opportunity to find ‘annihilated gems’ (stocks of what we feel are good companies that have been over-punished) and to sell ‘overzealous perceptions’ (stocks of companies where we feel growth prospects do not align with their fundamentals).

We are encouraged by the fact that small cap valuations are now below their long-term average relative to U.S. large cap valuations. We last saw this in 2003. We do not believe that valuations are cheap but the very low interest rate environment has made higher multiples possible.

We believe that a key tailwind for the Fund is the housing market, which represents approximately 15% of revenues within the small cap market segment, compared to single digits for the large cap market segment. We believe housing has a strong multiplier effect on the U.S. economy that makes its significance much greater than its size. The 25-35 year-old age group is finally beginning to get their economic footing after the great recession. We see an increase in new household formations and births in this group, which appears to be driving demand for starter homes. We have invested in the housing sector in a variety of ways: companies supplying roofing, doors, windows, etc. to contractors; companies supplying and installing heating/ventilation/air conditioning units; and companies supplying financial services around a home purchase, particularly mortgages and property insurance.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities and may be less liquid than other types of investments. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	1.8
Energy	2.6
Financials	16.4
Health Care	14.4
Industrials	18.5
Information Technology	12.8
Materials	4.4
Real Estate	6.3
Utilities	2.9

Total	92.4%

Short-Term Investments	4.7
Other Assets & Liabilities	2.9

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

32

Hartford Schroders US Small/Mid Cap Opportunities Fund inception 03/31/2006

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Class A1	8.40%	13.35%	8.58%
Class A2	2.43%	12.08%	7.96%
Class C1	8.59%	13.62%	8.84%
Class C2	7.62%	13.62%	8.84%
Class I	8.68%	13.64%	8.85%
Class R3	8.59%	13.62%	8.84%
Class R4	8.68%	13.64%	8.85%
Class R5	8.68%	13.64%	8.85%
Class Y	8.68%	13.64%	8.85%
Class SDR	8.77%	13.70%	8.87%
Russell 2500 Index	3.98%	12.22%	7.00%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

33

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
US Small/Mid Cap Opportunities	Class A	1.30%	1.53%
US Small/Mid Cap Opportunities	Class C	2.05%	2.28%
US Small/Mid Cap Opportunities	Class I	1.05%	1.20%
US Small/Mid Cap Opportunities	Class R3	1.60%	1.75%
US Small/Mid Cap Opportunities	Class R4	1.30%	1.45%
US Small/Mid Cap Opportunities	Class R5	1.00%	1.15%
US Small/Mid Cap Opportunities	Class Y	0.95%	1.09%
US Small/Mid Cap Opportunities	Class SDR	0.90%	1.04%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectuses. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual operating expense reimbursements remain in effect through October 24, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectuses.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small/Mid Cap Opportunities Fund returned 8.40%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Russell 2500 Index, which returned 3.98% for the same period. The Fund also outperformed the 3.14% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. small - and mid-capitalization equities, as measured by the Russell 2500 Index, rose over the one year period ended October 31, 2016. During this twelve-month period we saw the U.S. equity market experience booms and busts with flat to moderate markets mixed in between. In November 2015, the Fund’s fiscal year began with its benchmark rising by approximately 2.0% but things quickly changed in December as the market turned negative until early February. Between December 1, 2015 and February 11, 2016, the Fund’s benchmark fell by approximately 19%. The Fund’s benchmark then rose by approximately 19% through the end of April 2016. The gyrations were caused by rapidly shifting moods, concerns about China, the U.S. dollar, commodity prices, and recession potential in the U.S. (we saw the Institute for Supply Management Index (“ISM”) dip below 50 in December – traditionally regarded as a recessionary reading). Market leadership rotated quickly from low beta to high beta, high quality to low quality, higher market capitalizations to lower market capitalizations. This was a difficult market. The Federal Reserve (“Fed”) finally raised interest rates in December 2015 which was followed by an uptick in volatility. Driven by the sudden drop in the equity market the 10-year U.S. Treasury note fell from 2.30% to 1.66%. It has since risen as investors have been willing to take on more risk since mid-February 2016.

On June 23, 2016 something occurred that seemed inconceivable just months before; the people of the United Kingdom voted 51.9% to 48.1% to leave the European Union (“Brexit”). The immediate aftermath of the vote resulted in a $3 trillion loss of market wealth, although markets quickly snapped back and recovered the bulk of their losses by rallying into quarter-end. Strong June non-farm payrolls of 287,000 were well above consensus expectations providing a tailwind for the market in July and early August. However, late-summer momentum quickly stalled as investors began to digest a potential rate increase in the back half of 2016 as well as disappointing productivity and retail sales data. Fed Chair Yellen’s speech was more hawkish noting that a case for a rate-hike has strengthened in recent months. September began weaker as the ISM disappointed falling below consensus to 51.4. The market shrugged this off however and shifted focus to monetary policy at the Bank of Japan (“BOJ”) and the Fed. The market rallied as the BOJ shifted policy around yield curve controls as well as committing to continue to meet inflation targets and it became clear that the Fed was not going to raise rates in September.

The rally stalled again in October as investors shifted their focus to the Fed, earnings, and the U.S. Presidential election. A solid (not spectacular) employment report provided additional support for the Fed to raise rates in December. Mid-month, the market turned its attention to earnings season. On the whole, earnings have come in better than expected and the consensus now is for earnings growth of +1% year-over-year. Financials and Technology have been bright spots; however Energy growth continues to be negative.

Seven of the ten sectors1 within the Russell 2500 Index posted positive returns during the period. The Utilities (+17%), Materials & Processing (+13%), Real Estate Investment Trust (REITs) (+12%)

[1]	Refers to the Russell Global Sectors classification (RGS) system

34

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

were the strongest performers for during the period, while Energy (-13%), Health Care (-6%), and Consumer Discretionary (-3%) sectors were the laggards. Security selection contributed positively to the Fund’s outperformance versus the Russell 2500 Index during the period. Stock selection was strongest within the Healthcare, Producer Durables, and Financial Services sectors. Materials & Processing was the only sector that the Fund lagged the Russell 2500 Index over the period. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from returns relative to the Russell 2500 Index over the period. An underweight to the REITs and Utilities sectors detracted from performance relative to the Russell 2500 Index but was partially offset by an underweight to Energy and Consumer Discretionary sectors.

Top contributors to performance relative to the Russell 2500 Index during the period included Spectrum Brands Holdings, Inc. (Consumer Staples), Aramark (Producer Durables), and PVH Corp. (Consumer Discretionary). Shares of Spectrum Brands, a manufacturer of a broad range of consumer product have benefitted the defensive rally as well as reporting a series of earnings beats. Shares of Aramark, a provider of food, facilities, and uniform services outperformed due to a strong top-line performance and margin expansion. Global apparel manufacturer PVH rallied after reporting a series of better than expected earnings. The company is outperforming the industry due to growth in the reinvigorated Calvin Klein and Tommy Hilfiger brands.

The largest detractors from performance relative to the Russell 2500 Index were Advance Auto Parts, Inc. (Consumer Discretionary), TEGNA, Inc. (Consumer Discretionary), and Ciena Corporation (Information Technology). Advance Auto Parts, Inc., a retailer of automotive aftermarket parts has struggled due to the slower than expected integration of GPI, a company they acquired. More recently the stock has declined on fears around an industry slowdown as well as management lowering near-term expectations for the company. Shares of TENGA, an owner of digital and media portfolios, fell due to political advertising spending that was much lower than expectations as well as disappointing National Football League ratings. This resulted in management issuing guidance for their media business that was significantly below expectations. We believe Ciena Corp, a provider of communications networking equipment is well positioned for optical upgrade cycle; however, the stock price fell after management lowered revenue guidance. Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We intend to position the Fund with investments that we feel may continue to benefit from a more insular economy, mindful always of building the Fund on a company by company basis. Today, we believe that U.S. small capitalization companies may be a safe haven, due to their lower global exposure. If Trump wins the election, we believe that it may present an attractive opportunity to find

‘annihilated gems’ (stocks of what we feel are good companies that have been over-punished) and to sell ‘overzealous perceptions’ (stocks of companies where we feel growth prospects do not align with their fundamentals).

We are encouraged by the fact that small cap valuations are now below their long-term average relative to U.S. large cap valuations. We last saw this in 2003. We do not believe that valuations are cheap but the very low interest rate environment has made higher multiples possible.

We believe that a key tailwind for the Fund is the housing market, which represents approximately 15% of revenues within the small cap market segment, compared to single digits for the large cap market segment. We believe housing has a strong multiplier effect on the U.S. economy, that makes its significance much greater than its size. The 25-35 year-old age group is finally beginning to get their economic footing after the great recession. We see an increase in new household formations and births in this group, which appears to be driving demand for starter homes. We have invested in the housing sector in a variety of ways: companies supplying roofing, doors, windows, etc. to contractors; companies supplying and installing heating/ventilation/air conditioning units; and companies supplying financial services around a home purchase, particularly mortgages and property insurance.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities and may be less liquid than other types of investments. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

35

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	2.7
Energy	2.7
Financials	18.7
Health Care	13.0
Industrials	17.1
Information Technology	13.7
Materials	2.0
Real Estate	4.4
Telecommunication Services	0.9
Utilities	3.9

Total	91.6%

Short-Term Investments	9.8
Other Assets & Liabilities	(1.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

36

Hartford Schroders Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016, except as indicated below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hartford Schroders Emerging Markets Debt and Currency Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,004.90	$6.80		$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class C(1)	$1,000.00	$994.10	$0.54	(2)	$1,000.00	$1,015.18	$10.03	1.98%	184	366
Class I	$1,000.00	$1,004.90	$5.54		$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class Y(1)	$1,000.00	$994.10	$0.27	(2)	$1,000.00	$1,020.21	$4.98	0.98%	184	366
Class SDR	$1,000.00	$1,005.90	$4.84		$1,000.00	$1,020.31	$4.88	0.96%	184	366

*	Please note that while Class C and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

37

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders Emerging Markets Equity Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,115.10	$7.87		$1,000.00	$1,017.70	$7.51	1.48%	184	366
Class C(1)	$1,000.00	$992.10	$0.56	(2)	$1,000.00	$1,014.78	$10.43	2.06%	184	366
Class I	$1,000.00	$1,116.10	$6.54		$1,000.00	$1,018.95	$6.24	1.23%	184	366
Class R3(1)	$1,000.00	$992.10	$0.48	(2)	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class R4(1)	$1,000.00	$992.10	$0.40	(2)	$1,000.00	$1,017.80	$7.41	1.46%	184	366
Class R5(1)	$1,000.00	$992.10	$0.32	(2)	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class Y(1)	$1,000.00	$992.10	$0.29	(2)	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class SDR	$1,000.00	$1,117.00	$5.80		$1,000.00	$1,019.66	$5.53	1.09%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,053.40	$5.52		$1,000.00	$1,019.76	$5.43	1.07%	184	366
Class C(1)	$1,000.00	$990.90	$0.47	(2)	$1,000.00	$1,016.44	$8.77	1.73%	184	366
Class I	$1,000.00	$1,054.50	$4.23		$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class R3(1)	$1,000.00	$990.90	$0.38	(2)	$1,000.00	$1,018.05	$7.15	1.41%	184	366
Class R4(1)	$1,000.00	$990.90	$0.31	(2)	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5(1)	$1,000.00	$990.90	$0.23	(2)	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class Y(1)	$1,000.00	$990.90	$0.20	(2)	$1,000.00	$1,021.47	$3.71	0.73%	184	366
Class SDR	$1,000.00	$1,055.10	$3.56		$1,000.00	$1,021.67	$3.51	0.69%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

38

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders Global Strategic Bond Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.00	$5.04		$1,000.00	$1,020.16	$5.03	0.99%	184	366
Class C(1)	$1,000.00	$996.50	$0.46	(2)	$1,000.00	$1,016.64	$8.57	1.69%	184	366
Class I	$1,000.00	$1,028.00	$3.82		$1,000.00	$1,021.37	$3.81	0.75%	184	366
Class R3(1)	$1,000.00	$996.50	$0.37	(2)	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4(1)	$1,000.00	$996.60	$0.29	(2)	$1,000.00	$1,019.71	$5.48	1.08%	184	366
Class R5(1)	$1,000.00	$997.70	$0.22	(2)	$1,000.00	$1,021.12	$4.06	0.80%	184	366
Class Y(1)	$1,000.00	$997.70	$0.19	(2)	$1,000.00	$1,021.67	$3.51	0.69%	184	366
Class SDR	$1,000.00	$1,027.90	$3.01		$1,000.00	$1,022.17	$3.00	0.59%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

Hartford Schroders Income Builder Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.10	$4.83		$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class C(1)	$1,000.00	$993.30	$0.47	(2)	$1,000.00	$1,016.44	$8.77	1.73%	184	366
Class I	$1,000.00	$1,024.10	$3.31		$1,000.00	$1,021.87	$3.30	0.65%	184	366
Class R3(1)	$1,000.00	$993.30	$0.39	(2)	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class R4(1)	$1,000.00	$993.30	$0.31	(2)	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5(1)	$1,000.00	$993.40	$0.23	(2)	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class Y(1)	$1,000.00	$993.40	$0.20	(2)	$1,000.00	$1,021.47	$3.71	0.73%	184	366
Class SDR	$1,000.00	$1,024.50	$2.85		$1,000.00	$1,022.32	$2.85	0.56%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

39

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders International Multi-Cap Value Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.30	$5.70		$1,000.00	$1,019.51	$5.69	1.12%	184	366
Class C(1)	$1,000.00	$997.70	$0.49	(2)	$1,000.00	$1,016.09	$9.12	1.80%	184	366
Class I	$1,000.00	$1,027.90	$4.49		$1,000.00	$1,020.71	$4.47	0.88%	184	366
Class R3(1)	$1,000.00	$997.70	$0.40	(2)	$1,000.00	$1,017.70	$7.51	1.48%	184	366
Class R4(1)	$1,000.00	$997.70	$0.32	(2)	$1,000.00	$1,019.15	$6.04	1.19%	184	366
Class R5(1)	$1,000.00	$997.70	$0.25	(2)	$1,000.00	$1,020.56	$4.62	0.91%	184	366
Class Y(1)	$1,000.00	$997.70	$0.22	(2)	$1,000.00	$1,021.12	$4.06	0.80%	184	366
Class SDR	$1,000.00	$1,027.50	$3.82		$1,000.00	$1,021.37	$3.81	0.75%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

Hartford Schroders International Stock Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.90	$5.82		$1,000.00	$1,019.36	$5.84	1.15%	184	366
Class C(1)	$1,000.00	$1,004.70	$0.48	(2)	$1,000.00	$1,016.24	$8.97	1.77%	184	366
Class I	$1,000.00	$1,013.30	$4.55		$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class R3(1)	$1,000.00	$1,004.70	$0.40	(2)	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class R4(1)	$1,000.00	$1,004.70	$0.32	(2)	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R5(1)	$1,000.00	$1,004.70	$0.24	(2)	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class Y(1)	$1,000.00	$1,004.70	$0.21	(2)	$1,000.00	$1,021.22	$3.96	0.78%	184	366
Class SDR	$1,000.00	$1,014.20	$4.00		$1,000.00	$1,021.17	$4.01	0.79%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

40

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders Tax-Aware Bond Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.50	$3.49		$1,000.00	$1,021.67	$3.51	0.69%	184	366
Class C(1)	$1,000.00	$999.00	$0.40	(2)	$1,000.00	$1,017.85	$7.35	1.45%	184	366
Class I	$1,000.00	$1,015.30	$2.28		$1,000.00	$1,022.87	$2.29	0.45%	184	366
Class Y(1)	$1,000.00	$999.20	$0.12	(2)	$1,000.00	$1,022.87	$2.29	0.45%	184	366
Class SDR(1)	$1,000.00	$999.20	$0.13	(2)	$1,000.00	$1,022.82	$2.34	0.46%	184	366

*	Please note that while Class C, Class Y and Class SDR shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

Hartford Schroders US Small Cap Opportunities Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,047.60	$7.26		$1,000.00	$1,018.05	$7.15	1.41%	184	366
Class C(1)	$1,000.00	$988.00	$0.52	(2)	$1,000.00	$1,015.59	$9.63	1.90%	184	366
Class I	$1,000.00	$1,048.90	$5.97		$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class R3(1)	$1,000.00	$988.40	$0.43	(2)	$1,000.00	$1,017.14	$8.06	1.59%	184	366
Class R4(1)	$1,000.00	$988.40	$0.36	(2)	$1,000.00	$1,018.55	$6.65	1.31%	184	366
Class R5(1)	$1,000.00	$988.40	$0.28	(2)	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class Y(1)	$1,000.00	$988.40	$0.25	(2)	$1,000.00	$1,020.56	$4.62	0.91%	184	366
Class SDR	$1,000.00	$1,050.10	$5.26		$1,000.00	$1,020.01	$5.18	1.02%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

41

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders US Small/Mid Cap Opportunities Fund

	Actual Return				Hypothetical (5% return before expenses)*
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,050.90	$6.44		$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class C(1)	$1,000.00	$993.60	$0.51	(2)	$1,000.00	$1,015.79	$9.42	1.86%	184	366
Class I	$1,000.00	$1,051.70	$5.16		$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R3(1)	$1,000.00	$993.60	$0.42	(2)	$1,000.00	$1,017.40	$7.81	1.54%	184	366
Class R4(1)	$1,000.00	$994.40	$0.34	(2)	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R5(1)	$1,000.00	$994.40	$0.26	(2)	$1,000.00	$1,020.26	$4.93	0.97%	184	366
Class Y(1)	$1,000.00	$994.40	$0.23	(2)	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class SDR	$1,000.00	$1,052.50	$4.44		$1,000.00	$1,020.81	$4.37	0.86%	184	366

*	Please note that while Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
(1)	Commenced operations on October 24, 2016.
(2)	Expenses paid during the period October 24, 2016 through October 31, 2016.

42

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 2.7%
		Argentina - 0.8%
$	600,000	YPF S.A. 26.33%, 07/07/2020(1)(2)	$678,750

		Luxembourg - 0.8%
		Gazprom OAO Via Gaz Capital S.A.
	364,000	7.29%, 08/16/2037(3)	414,050
	210,000	8.63%, 04/28/2034(3)	269,588

			683,638

		Netherlands - 1.1%
		Petrobras Global Finance B.V.
	500,000	4.38%, 05/20/2023	453,125
	460,000	6.25%, 03/17/2024	454,710

			907,835

		Total Corporate Bonds (cost $1,931,885)	$2,270,223

FOREIGN GOVERNMENT OBLIGATIONS - 48.1%
		Argentina - 2.2%
ARS	540,000	Argentina Bonar Bonds 25.93%, 03/01/2020(2)	$36,992
		Argentine Bonos del Tesoro
	6,600,000	15.50%, 10/17/2026	437,258
	5,240,000	18.20%, 10/03/2021	363,267
$	500,000	City of Buenos Aires Argentina 7.50%, 06/01/2027(3)	538,750
	500,000	Provincia de Buenos Aire 7.88%, 06/15/2027	513,750

			1,890,017

		Brazil - 11.1%
BRL	8,588,493	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2050(4)	2,792,570
		Brazil Notas do Tesouro Nacional Serie F
	4,279,000	10.00%, 01/01/2021	1,286,891
	3,492,000	10.00%, 01/01/2023	1,033,086
	11,530,000	10.00%, 01/01/2025	3,373,086
$	1,000,000	Brazilian Government International Bond 5.00%, 01/27/2045	882,500

			9,368,133

		Colombia - 1.9%
		Colombia Government International Bond
COP	480,000,000	7.75%, 04/14/2021	168,415
	3,538,000,000	9.85%, 06/28/2027	1,419,450

			1,587,865

		Ecuador - 2.0%
		Ecuador Government International Bond
$	1,350,000	7.95%, 06/20/2024(3)	1,272,375
	370,000	10.75%, 03/28/2022(1)	391,275

			1,663,650

		Hungary - 3.0%
HUF	670,000,000	Hungary Government Bond 6.75%, 11/24/2017	2,540,658

		Indonesia - 4.5%
		Indonesia Treasury Bond
IDR	2,270,000,000	8.25%, 05/15/2036	180,710
	17,500,000,000	8.38%, 09/15/2026	1,426,970

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 48.1% - (continued)
		Indonesia - 4.5% - (continued)
IDR	8,050,000,000	8.38%, 03/15/2034	$646,258
	13,650,000,000	8.75%, 05/15/2031	1,169,059
	4,700,000,000	8.75%, 02/15/2044	400,604

			3,823,601

		Mexico - 11.8%
		Mexican Bonos
MXN	6,899,200	7.75%, 11/13/2042	408,703
	4,159,700	8.50%, 11/18/2038	263,308
	13,050,000	10.00%, 12/05/2024	858,645
		Mexico Cetes
	29,400,000	3.92%, 12/08/2016	1,549,147
	22,000,000	4.00%, 12/08/2016	1,159,133
	21,000,000	4.76%, 05/25/2017	1,080,087
	67,000,000	5.18%, 05/25/2017	3,445,993
	25,000,000	5.28%, 09/14/2017	1,264,695

			10,029,711

		Poland - 3.6%
PLN	11,800,000	Poland Government Bond 2.50%, 07/25/2018	3,048,916

		Russia - 3.5%
		Russian Federal Bond - OFZ
RUB	54,850,000	7.00%, 08/16/2023	798,978
	82,024,000	7.05%, 01/19/2028	1,167,590
	26,100,000	7.60%, 04/14/2021	396,638
	12,000,000	7.60%, 07/20/2022	180,916
	27,690,000	8.15%, 02/03/2027	429,291

			2,973,413

		South Africa - 2.6%
		South Africa Government Bond
ZAR	5,750,000	6.50%, 02/28/2041	309,467
	4,200,000	8.25%, 03/31/2032	286,685
	7,590,000	8.50%, 01/31/2037	519,106
	4,210,000	8.75%, 01/31/2044	292,183
		South Africa Government International Bond
$	680,000	6.25%, 03/08/2041	792,657

			2,200,098

		Supranational - 1.9%
		International Finance Corp.
INR	42,000,000	6.45%, 10/30/2018(5)	630,330
	36,000,000	7.80%, 06/03/2019(5)	560,391
	28,500,000	8.25%, 06/10/2021(5)	463,219

			1,653,940

		Total Foreign Government Obligations (cost $40,284,158)	$40,780,002

		Total Long-Term Investments (cost $42,216,043)	$43,050,225

SHORT-TERM INVESTMENTS - 47.9%
		Other Investment Pools & Funds - 0.4%
	361,103	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$361,103

The accompanying notes are an integral part of these financial statements.

43

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 47.9% - (continued)
	U.S. Treasury - 47.5%
	U.S. Treasury Bills - 47.5%
6,000,000	0.29%, 02/16/2017(6)	$5,994,126
5,000,000	0.29%, 02/23/2017(6)	4,994,790
4,800,000	0.35%, 02/02/2017(6)	4,795,747
2,676,400	0.38%, 03/09/2017(6)	2,672,923
2,823,600	0.38%, 03/09/2017(6)	2,819,932
2,000,000	0.39%, 03/30/2017(6)	1,996,742
1,826,600	0.43%, 03/02/2017(6)	1,824,441
1,973,400	0.43%, 03/02/2017(6)	1,971,068
1,800,000	0.44%, 02/23/2017(6)	1,798,124
2,000,000	0.45%, 03/23/2017(6)	1,997,080
2,800,000	0.47%, 03/09/2017(6)	2,796,363
6,500,000	0.47%, 03/16/2017(6)	6,490,816

		40,152,152

	Total Short-Term Investments (cost $40,508,844)	$40,513,255

Total Investments (cost $82,724,887)^	98.7%	$83,563,480
Other Assets and Liabilities	1.3%	1,086,029

Total Net Assets	100.0%	$84,649,509

The accompanying notes are an integral part of these financial statements.

44

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $82,753,243 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,551,375
Unrealized Depreciation	(1,741,138)

Net Unrealized Appreciation	$810,237

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $1,070,025, which represents 1.3% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $2,494,763, which represents 2.9% of total net assets.

(4)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2014	28,500,000	International Finance Corp. 8.25%, 06/10/2021	$474,052
04/2015	42,000,000	International Finance Corp. 6.45%, 10/30/2018	664,347
03/2014	36,000,000	International Finance Corp. 7.80%, 06/03/2019	588,812

			$1,727,211

At October 31, 2016, the aggregate value of these securities was $1,653,940, which represents 2.0% of total net assets.

(6)	The rate shown represents current yield to maturity.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Buy	12/02/16	UBS	$912,125	$890,204	$(21,921)
BRL	Buy	12/16/16	UBS	601,266	586,811	(14,455)
BRL	Sell	12/02/16	CBK	851,127	890,204	(39,077)
BRL	Sell	12/16/16	CBK	847,953	895,659	(47,706)
BRL	Sell	02/02/17	CBK	407,101	404,813	2,288
BRL	Sell	02/02/17	UBS	1,281,665	1,293,576	(11,911)
CLP	Buy	11/14/16	DEUT	873,316	882,385	9,069
CLP	Buy	11/18/16	GSC	1,363,023	1,389,670	26,647
CLP	Buy	11/30/16	DEUT	1,051,527	1,091,406	39,879
CLP	Buy	12/09/16	JPM	1,036,970	1,053,263	16,293
CLP	Sell	11/14/16	JPM	143,231	149,428	(6,197)
CLP	Sell	11/14/16	GSC	165,567	172,603	(7,036)
CLP	Sell	11/14/16	CSFB	250,764	261,498	(10,734)
CLP	Sell	11/14/16	DEUT	286,588	298,855	(12,267)
CLP	Sell	11/18/16	DEUT	839,841	871,410	(31,569)

The accompanying notes are an integral part of these financial statements.

45

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
COP	Buy	11/09/16	DEUT	$498,518	$517,675	$19,157
COP	Buy	11/09/16	CSFB	365,222	378,953	13,731
COP	Buy	11/30/16	CBK	370,726	364,016	(6,710)
COP	Buy	12/09/16	CSFB	792,321	750,196	(42,125)
COP	Buy	01/05/17	CSFB	213,405	209,474	(3,931)
COP	Buy	01/05/17	CBK	617,371	608,783	(8,588)
COP	Sell	11/09/16	DEUT	894,040	896,627	(2,587)
COP	Sell	11/30/16	DEUT	373,008	364,016	8,992
COP	Sell	12/09/16	DEUT	474,094	462,676	11,418
EUR	Buy	11/14/16	BNP	789,877	773,246	(16,631)
EUR	Buy	12/07/16	CBK	781,173	760,864	(20,309)
EUR	Buy	12/07/16	RBSC	1,058,117	1,033,545	(24,572)
EUR	Sell	11/14/16	JPM	776,905	773,246	3,659
EUR	Sell	12/07/16	JPM	513,605	511,275	2,330
EUR	Sell	12/07/16	HSBC	1,272,877	1,283,134	(10,257)
HUF	Buy	11/14/16	BNP	876,737	863,988	(12,749)
HUF	Buy	12/12/16	CBK	874,229	846,608	(27,621)
HUF	Sell	11/14/16	JPM	878,144	863,989	14,155
HUF	Sell	12/12/16	JPM	1,024,415	1,013,794	10,621
IDR	Buy	11/03/16	SCB	424,564	429,019	4,455
IDR	Buy	11/03/16	SCB	869,098	867,231	(1,867)
IDR	Sell	11/03/16	BCLY	422,164	429,019	(6,855)
IDR	Sell	11/03/16	DEUT	852,731	867,231	(14,500)
IDR	Sell	01/17/17	HSBC	1,121,988	1,128,446	(6,458)
IDR	Sell	01/27/17	SCB	858,682	856,020	2,662
INR	Buy	11/30/16	HSBC	1,691,177	1,714,205	23,028
INR	Buy	11/30/16	BCLY	254,920	254,895	(25)
INR	Sell	11/30/16	SCB	849,461	857,103	(7,642)
INR	Sell	11/30/16	SCB	1,102,572	1,111,997	(9,425)
KRW	Buy	11/03/16	DEUT	865,867	836,352	(29,515)
KRW	Buy	11/30/16	CBK	1,913,339	1,869,976	(43,363)
KRW	Sell	11/03/16	SCB	762,359	757,699	4,660
KRW	Sell	11/03/16	HSBC	79,787	78,654	1,133
KRW	Sell	11/30/16	CSFB	861,991	830,130	31,861
KRW	Sell	11/30/16	SCB	167,026	166,026	1,000
MXN	Buy	12/02/16	JPM	1,159,366	1,164,821	5,455
MXN	Buy	12/02/16	HSBC	548,054	542,880	(5,174)
MXN	Buy	12/15/16	HSBC	265,685	263,184	(2,501)
MXN	Buy	12/15/16	JPM	849,711	831,663	(18,048)
MXN	Sell	12/02/16	HSBC	1,708,635	1,707,701	934
MXN	Sell	12/15/16	GSC	851,270	868,509	(17,239)
MXN	Sell	12/15/16	GSC	845,688	863,246	(17,558)
MXN	Sell	12/15/16	CBK	846,020	880,615	(34,595)
MXN	Sell	01/17/17	UBS	3,380,205	3,409,531	(29,326)
MXN	Sell	01/31/17	GSC	850,214	843,260	6,954
MYR	Buy	11/09/16	GSC	875,000	842,203	(32,797)
MYR	Buy	11/18/16	SCB	1,085,553	1,040,611	(44,942)
MYR	Buy	12/02/16	DEUT	805,499	794,734	(10,765)
MYR	Buy	01/04/17	SCB	625,752	617,803	(7,949)
MYR	Sell	11/09/16	GSC	852,835	842,204	10,631
MYR	Sell	11/18/16	UBS	1,042,462	1,040,611	1,851
MYR	Sell	12/02/16	UBS	596,730	594,860	1,870
MYR	Sell	12/02/16	BCLY	198,986	199,873	(887)
MYR	Sell	01/04/17	BCLY	615,166	617,803	(2,637)
PEN	Buy	11/30/16	DEUT	741,609	749,407	7,798
PEN	Buy	12/02/16	HSBC	470,983	478,273	7,290
PEN	Buy	12/02/16	CBK	764,331	764,052	(279)
PLN	Buy	12/12/16	UBS	262,056	254,663	(7,393)

The accompanying notes are an integral part of these financial statements.

46

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
PLN	Buy	12/12/16	SSG	$873,819	$850,574	$(23,245)
PLN	Sell	12/12/16	JPM	853,821	840,388	13,433
RUB	Buy	11/10/16	CSFB	872,180	912,536	40,356
RUB	Buy	12/06/16	CSFB	254,572	262,762	8,190
RUB	Buy	12/06/16	GSC	141,450	145,979	4,529
RUB	Buy	12/06/16	UBS	150,120	154,645	4,525
RUB	Buy	12/06/16	CSFB	141,622	145,979	4,357
RUB	Buy	01/13/17	CSFB	876,284	863,188	(13,096)
RUB	Buy	01/25/17	SCB	680,619	926,145	245,526
RUB	Buy	01/30/17	SCB	666,667	858,995	192,328
RUB	Buy	04/14/17	SCB	772,409	836,342	63,933
RUB	Sell	11/10/16	SCB	202,105	208,467	(6,362)
RUB	Sell	11/10/16	CSFB	684,743	704,069	(19,326)
RUB	Sell	12/06/16	CSFB	272,505	278,121	(5,616)
RUB	Sell	12/06/16	CSFB	353,066	362,494	(9,428)
RUB	Sell	12/06/16	SCB	573,333	591,398	(18,065)
RUB	Sell	12/06/16	CSFB	846,085	881,237	(35,152)
RUB	Sell	01/13/17	SCB	658,333	651,163	7,170
RUB	Sell	01/13/17	CSFB	546,972	541,522	5,450
RUB	Sell	01/25/17	GSC	868,307	926,145	(57,838)
THB	Buy	11/14/16	BCLY	871,927	871,199	(728)
THB	Buy	12/07/16	HSBC	923,654	913,659	(9,995)
THB	Sell	11/14/16	BCLY	879,723	871,198	8,525
ZAR	Buy	12/15/16	JPM	900,695	911,141	10,446
ZAR	Sell	12/15/16	BCLY	847,608	911,141	(63,533)

Total						$(94,488)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBSC	Royal Bank of Scotland
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

47

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$2,270,223	$—	$2,270,223	$—
Foreign Government Obligations	40,780,002	—	40,780,002	—
Short-Term Investments	40,513,255	361,103	40,152,152	—
Foreign Currency Contracts(2)	898,589	—	898,589	—

Total	$84,462,069	$361,103	$84,100,966	$—

Liabilities
Foreign Currency Contracts(2)	$(993,077)	$—	$(993,077)	$—

Total	$(993,077)	$—	$(993,077)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

48

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Argentina - 0.4%
198,246	Grupo Financiero Galicia S.A. ADR	$6,173,380

	Brazil - 12.0%
1,358,579	Banco Bradesco S.A. ADR	14,142,807
929,000	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros*	5,471,554
1,641,610	BR Malls Participacoes S.A.*	6,572,611
878,919	BRF S.A. ADR	14,695,526
2,895,856	CCR S.A.	15,740,320
4,256,900	Itau Unibanco Holding S.A. ADR	50,784,817
1,063,800	Klabin S.A. UNIT	5,482,303
1,829,640	Lojas Americanas S.A. (Preference Shares)	11,865,147
1,080,700	Lojas Renner S.A.	9,141,259
2,051,478	Petroleo Brasileiro S.A. ADR*	23,243,248
1,090,929	Telefonica Brasil S.A. ADR	15,709,377
144,800	Transmissora Alianca de Energia Eletrica S.A. UNIT	941,291
415,100	Ultrapar Participacoes S.A.	9,406,072
744,113	Vale S.A. ADR	5,149,262
992,400	WEG S.A.	5,471,880

		193,817,474

	Chile - 1.2%
267,853	Banco Santander Chile ADR	6,120,441
949,847	Enersis Americas S.A. ADR	8,235,174
687,306	SACI Falabella	5,396,849

		19,752,464

	China - 19.8%
538,500	AAC Technologies Holdings, Inc.	5,130,800
609,996	Alibaba Group Holding Ltd. ADR*	62,030,493
73,470,320	China Construction Bank Corp. Class H	53,651,461
4,003,000	China Mengniu Dairy Co., Ltd.	7,561,738
7,039,600	China Pacific Insurance Group Co., Ltd. Class H	25,380,503
50,807,600	China Petroleum & Chemical Corp. Class H	36,744,078
507,814	New Oriental Education & Technology Group, Inc. ADR*	25,456,716
615,000	Shenzhou International Group Holdings Ltd.	4,073,512
3,406,700	Tencent Holdings Ltd.	90,285,456
2,026,000	Zhuzhou CRRC Times Electric Co., Ltd. Class H	9,796,422

		320,111,179

	Colombia - 0.2%
94,022	Bancolombia S.A. ADR	3,599,162

	Egypt - 0.5%
970,991	Commercial International Bank Egypt S.A.E.	5,652,118
587,644	Commercial International Bank Egypt S.A.E. GDR	2,597,386

		8,249,504

	Greece - 0.4%
740,691	Hellenic Telecommunications Organization S.A.	6,792,327

	Hong Kong - 6.5%
5,107,800	AIA Group Ltd.	32,133,178
4,664,500	China Mobile Ltd.	53,438,341
2,578,000	China Resources Beer Holdings Co., Ltd.*	5,478,421
12,394,000	China Unicom Hong Kong Ltd.	14,550,716

		105,600,656

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Hungary - 1.7%
73,245	MOL Hungarian Oil & Gas plc	$4,697,948
818,646	OTP Bank plc	22,941,852

		27,639,800

	India - 5.7%
185,656	Asian Paints Ltd.(1)	2,990,739
2,511,580	Axis Bank Ltd.(1)	18,372,335
1,119,118	HDFC Bank Ltd.(1)	25,091,408
638,515	Hindustan Unilever Ltd.(1)	8,025,375
504,371	Infosys Ltd.(1)	7,561,780
172,182	Maruti Suzuki India Ltd.(1)	15,221,042
1,283,661	Tata Motors Ltd.(1)	10,239,211
94,938	UltraTech Cement Ltd.(1)	5,639,929

		93,141,819

	Indonesia - 0.4%
7,438,600	Bank Mandiri Persero Tbk PT	6,552,281

	Kuwait - 0.1%
1,070,649	National Bank of Kuwait SAKP	2,083,731

	Mexico - 0.6%
379,504	El Puerto de Liverpool S.A.B. de C.V. Class C1	3,991,006
506,494	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	4,893,170

		8,884,176

	Russia - 7.9%
613,694	Lukoil PJSC ADR	29,831,665
415,653	Mail.Ru Group Ltd. GDR*	6,804,240
948,114	MMC Norilsk Nickel PJSC ADR	14,349,705
576,612	Mobile TeleSystems PJSC ADR	4,445,679
43,068	Polymetal International plc	469,583
1,675,973	Rosneft PJSC GDR	9,114,213
4,873,779	Sberbank of Russia PJSC ADR	46,300,900
574,303	X5 Retail Group N.V. GDR*	17,137,202

		128,453,187

	South Africa - 3.5%
750,508	Barclays Africa Group Ltd.	8,709,231
939,922	MTN Group Ltd.	8,118,422
187,326	Naspers Ltd. Class N	31,373,402
1,358,447	Woolworths Holdings Ltd.	7,867,489

		56,068,544

	South Korea - 18.4%
43,512	Amorepacific Corp.	13,632,252
99,108	CJ CGV Co., Ltd.	5,862,847
806,646	DGB Financial Group, Inc.	6,756,947
61,825	E-Mart, Inc.	8,766,792
700,270	Hana Financial Group, Inc.	20,029,244
33,137	Hyundai Department Store Co., Ltd.	3,399,494
14,238	Hyundai Mobis Co., Ltd.	3,395,880
158,890	Hyundai Motor Co.	19,398,788
48,806	Hyundai Motor Co. (Preference Shares)	4,284,201
128,895	Korea Aerospace Industries Ltd.	7,280,114
97,160	LG Chem Ltd.	20,868,022
140,863	LG Corp.	7,532,812
55,666	LG Innotek Co., Ltd.	3,791,859
11,099	Medy-Tox, Inc.	3,937,886
30,071	NAVER Corp.	22,498,079
51,851	NCSoft Corp.	11,978,035
4,510	Samsung Biologics Co., Ltd.*	536,037
68,759	Samsung Electronics Co., Ltd.	98,347,931

The accompanying notes are an integral part of these financial statements.

49

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	South Korea - 18.4% - (continued)
36,219	Samsung SDI Co., Ltd.	$2,981,050
559,558	SK Hynix, Inc.	20,013,498
47,818	SK Telecom Co., Ltd.	9,373,845
17,763	Yuhan Corp.	3,256,852

		297,922,465

	Taiwan - 12.3%
8,048,000	Advanced Semiconductor Engineering, Inc.	9,456,233
13,861,489	Cathay Financial Holding Co., Ltd.	17,939,220
3,013,000	Far EasTone Telecommunications Co., Ltd.	7,120,062
4,423,000	Formosa Plastics Corp.	11,952,507
15,829,213	Hon Hai Precision Industry Co., Ltd.	42,757,264
4,347,000	Taiwan Mobile Co., Ltd.	15,209,465
15,678,139	Taiwan Semiconductor Manufacturing Co., Ltd.	94,090,021

		198,524,772

	Thailand - 2.1%
1,038,375	Kasikornbank PCL	5,098,270
2,260,325	Kasikornbank PCL NVDR	11,095,046
4,599,730	Minor International PCL	5,060,064
2,755,900	PTT Global Chemical PCL NVDR	4,706,831
4,020,500	Thai Oil PCL NVDR	8,031,989

		33,992,200

	Turkey - 2.7%
5,759,252	Akbank TAS	15,412,667
2,972,750	KOC Holding AS	12,399,548
344,140	Tupras Turkiye Petrol Rafinerileri AS	7,018,366
3,303,656	Turkiye Garanti Bankasi AS	8,989,703

		43,820,284

	United Arab Emirates - 1.1%
9,756,710	Emaar Properties PJSC	18,475,120

	Total Common Stocks (cost $1,339,893,857)	$1,579,654,525

AFFILIATED INVESTMENT COMPANIES - 1.0%
	International/Global Equity Funds - 1.0%
1,305,672	Schroder Emerging Markets Small Cap Fund*, Class R6	$15,759,459

	Total Affiliated Investment Companies (cost $13,316,023)	$15,759,459

	Total Long-Term Investments (cost $1,353,209,880)	$1,595,413,984

SHORT-TERM INVESTMENTS - 3.1%
	Other Investment Pools & Funds - 3.1%
50,935,024	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$50,935,024

	Total Short-Term Investments (cost $50,935,024)	$50,935,024

Total Investments (cost $1,404,144,904)^	101.6%	$1,646,349,008
Other Assets and Liabilities	(1.6)%	(25,350,947)

Total Net Assets	100.0%	$1,620,998,061

The accompanying notes are an integral part of these financial statements.

50

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,421,904,000 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$265,053,567
Unrealized Depreciation	(40,608,559)

Net Unrealized Appreciation	$224,445,008

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2016	185,656	Asian Paints Ltd.	$2,756,455
05/2016	2,511,580	Axis Bank Ltd.	19,262,472
03/2013	1,119,118	HDFC Bank Ltd.	14,141,325
05/2016	638,515	Hindustan Unilever Ltd.	8,333,672
06/2016	504,371	Infosys Ltd.	8,792,645
08/2016	172,182	Maruti Suzuki India Ltd.	8,247,174
01/2015	1,283,661	Tata Motors Ltd.	10,125,020
06/2015	94,938	UltraTech Cement Ltd.	4,241,829

			$75,900,592

At October 31, 2016, the aggregate value of these securities was $93,141,819, which represents 5.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

51

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$6,173,380	$6,173,380	$—	$—
Brazil	193,817,474	193,817,474	—	—
Chile	19,752,464	19,752,464	—	—
China	320,111,179	87,487,209	232,623,970	—
Colombia	3,599,162	3,599,162	—	—
Egypt	8,249,504	8,249,504	—	—
Greece	6,792,327	—	6,792,327	—
Hong Kong	105,600,656	—	105,600,656	—
Hungary	27,639,800	—	27,639,800	—
India	93,141,819	25,091,408	68,050,411	—
Indonesia	6,552,281	—	6,552,281	—
Kuwait	2,083,731	2,083,731	—	—
Mexico	8,884,176	8,884,176	—	—
Russia	128,453,187	118,869,391	9,583,796	—
South Africa	56,068,544	—	56,068,544	—
South Korea	297,922,465	536,037	297,386,428	—
Taiwan	198,524,772	—	198,524,772	—
Thailand	33,992,200	5,060,064	28,932,136	—
Turkey	43,820,284	—	43,820,284	—
United Arab Emirates	18,475,120	—	18,475,120	—
Affiliated Investment Companies	15,759,459	15,759,459	—	—
Short-Term Investments	50,935,024	50,935,024	—	—

Total	$1,646,349,008	$546,298,483	$1,100,050,525	$—

(1)	For the year ended October 31, 2016, investments valued at $10,216,965 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor, and there were no transfers from Level 1 to Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

52

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 37.5%
		Argentina - 1.9%
$	1,055,000	YPF S.A. 8.50%, 07/28/2025(1)	$1,149,950

		Bermuda - 0.7%
	485,000	Digicel Ltd. 6.75%, 03/01/2023(1)	435,142

		Brazil - 1.9%
	310,000	Banco do Estado do Rio Grande do Sul S.A. 7.38%, 02/02/2022(2)	304,575
	300,000	BRF S.A. 3.95%, 05/22/2023(2)	295,410
	325,000	Cia Brasileira de Aluminio 4.75%, 06/17/2024(2)	308,652
	285,000	Itau Unibanco Holding S.A. 5.65%, 03/19/2022(2)	291,698

			1,200,335

		British Virgin Islands - 2.4%
	200,000	CLP Power Hong Kong Financing Ltd. 3.13%, 05/06/2025(2)	203,530
	315,000	GTL Trade Finance, Inc. 5.89%, 04/29/2024(1)	312,598
	200,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/27/2020(1)	207,500
	200,000	Talent Yield Investments Ltd. 4.50%, 04/25/2022(1)	217,186
	560,000	Yingde Gases Investment Ltd. 8.13%, 04/22/2018(1)	546,000

			1,486,814

		Cayman Islands - 3.5%
	265,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	273,476
	280,000	CSN Islands XI Corp. 6.88%, 09/21/2019(1)	225,925
	375,000	GrupoSura Finance S.A. 5.50%, 04/29/2026(1)	397,500
	290,000	Lima Metro Line 2 Finance Ltd. 5.88%, 07/05/2034(1)	321,175
	930,000	Vale Overseas Ltd. 6.88%, 11/21/2036	937,859

			2,155,935

		Chile - 3.3%
	790,000	Cencosud S.A. 6.63%, 02/12/2045(1)	835,378
	655,000	Corp. Nacional del Cobre de Chile 4.50%, 09/16/2025(1)	680,561
	300,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	294,955
	250,000	GNL Quintero S.A. 4.63%, 07/31/2029(1)	262,500

			2,073,394

		China - 0.4%
	200,000	Bank of China Ltd. 3.88%, 06/30/2025(2)	210,948

		Colombia - 2.2%
	200,000	Banco de Bogota S.A. 6.25%, 05/12/2026	206,500

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 37.5% - (continued)
		Colombia - 2.2% - (continued)
		Ecopetrol S.A.
$	383,000	5.38%, 06/26/2026	$386,447
	194,000	5.88%, 09/18/2023	208,065
COP	1,298,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	322,522
	751,000,000	Empresas Publicas de Medellin ESP 7.63%, 09/10/2024(1)	232,855

			1,356,389

		Hong Kong - 1.2%
$	200,000	AIA Group Ltd. 4.88%, 03/11/2044(1)	227,595
	240,000	Beijing State-Owned Assets Management Hong Kong 4.13%, 05/26/2025(2)	250,333
	260,000	CRCC Yuxiang Ltd. 3.50%, 05/16/2023(2)	265,886

			743,814

		Kazakhstan - 0.7%
	450,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022(2)	438,840

		Luxembourg - 1.2%
	450,000	Millicom International Cellular S.A. 6.00%, 03/15/2025(2)	454,252
	300,000	Minerva Luxembourg S.A. 8.75%, 04/03/2019(1)(3)(4)	304,875

			759,127

		Mexico - 9.0%
	455,000	Banco Mercantil del Norte SA 5.75%, 10/04/2031(1)(4)	439,644
	400,000	Banco Nacional de Comercio Exterior S.N.C. 3.80%, 08/11/2026(1)(4)	396,000
	305,000	Cemex S.A.B. de C.V. 5.70%, 01/11/2025(2)	310,337
		Coca-Cola Femsa S.A.B. de C.V.
	200,000	3.88%, 11/26/2023	211,946
	200,000	5.25%, 11/26/2043	232,363
	290,000	Elementia S.A.B. de C.V. 5.50%, 01/15/2025(2)	295,220
	762,970	Fermaca Enterprises S de RL de C.V. 6.38%, 03/30/2038(1)	793,488
		Fomento Economico Mexicano S.A.B. de C.V.
	230,000	2.88%, 05/10/2023	227,577
	230,000	4.38%, 05/10/2043	232,380
	310,000	Mexichem S.A.B. de C.V. 5.88%, 09/17/2044(2)	300,731
	290,171	Mexico Generadora de Energia S de rl 5.50%, 12/06/2032(1)	294,886
	1,585,000	Petroleos Mexicanos 6.63%, 06/15/2035	1,595,302
	290,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(2)	291,740

			5,621,614

		Netherlands - 5.8%
	210,000	Lukoil International Finance B.V. 4.56%, 04/24/2023(1)	212,650
	445,000	Marfrig Holdings Europe B.V. 8.00%, 06/08/2023(1)	459,463

The accompanying notes are an integral part of these financial statements.

53

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 37.5% - (continued)
		Netherlands - 5.8% - (continued)
$	2,596,000	Petrobras Global Finance B.V. 8.75%, 05/23/2026	$2,924,394

			3,596,507

		Peru - 0.7%
	415,000	Banco Internacional del Peru SAA 6.63%, 03/19/2029(1)(4)	455,338

		Singapore - 0.3%
	200,000	SingTel Group Treasury Pte Ltd. 3.25%, 06/30/2025(2)	209,728

		South Africa - 1.4%
	865,000	Eskom Holdings SOC Ltd. 7.13%, 02/11/2025(1)	894,964

		United Kingdom - 0.4%
	210,000	Vedanta Resources plc 8.25%, 06/07/2021(2)	214,998

		United States - 0.5%
	260,000	Southern Copper Corp. 7.50%, 07/27/2035	305,913

		Total Corporate Bonds (cost $22,749,216)	$23,309,750

FOREIGN GOVERNMENT OBLIGATIONS - 51.4%
		Argentina - 3.8%
	755,000	City of Buenos Aires Argentina 7.50%, 06/01/2027(1)	$813,512
	1,525,000	Provincia de Cordoba 7.13%, 06/10/2021(1)	1,578,375

			2,391,887

		Brazil - 6.5%
		Brazil Notas do Tesouro Nacional Serie F
BRL	3,495,000	10.00%, 01/01/2018	1,070,658
	4,610,000	10.00%, 01/01/2019	1,406,664
	2,840,000	10.00%, 01/01/2021	854,118
	1,185,000	10.00%, 01/01/2023	350,575
	1,240,000	10.00%, 01/01/2025	362,760

			4,044,775

		Chile - 0.3%
CLP	100,000,000	Chile Government International Bond 5.50%, 08/05/2020	162,656

		Colombia - 1.6%
		Colombia Government International Bond
COP	1,971,000,000	4.38%, 03/21/2023	581,966
	1,165,000,000	7.75%, 04/14/2021	408,756

			990,722

		Costa Rica - 0.9%
$	540,000	Costa Rica Government International Bond 7.00%, 04/04/2044(1)	558,900

		Ecuador - 2.4%
		Ecuador Government International Bond
	645,000	10.50%, 03/24/2020(1)	680,475
	755,000	10.75%, 03/28/2022(1)	798,412

			1,478,887

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 51.4% - (continued)
		El Salvador - 1.5%
		El Salvador Government International Bond
$	315,000	6.38%, 01/18/2027(1)	$313,425
	570,000	8.25%, 04/10/2032(1)	621,226

			934,651

		Ghana - 2.2%
		Ghana Government International Bond
	205,000	9.25%, 09/15/2022(1)	212,505
	975,000	10.75%, 10/14/2030(1)	1,147,868

			1,360,373

		Hungary - 0.7%
		Hungary Government Bond
HUF	44,940,000	3.00%, 06/26/2024	163,559
	17,460,000	3.50%, 06/24/2020	66,442
	45,440,000	5.50%, 06/24/2025	194,347

			424,348

		Indonesia - 2.3%
		Indonesia Treasury Bond
IDR	3,835,000,000	6.13%, 05/15/2028	260,819
	9,416,000,000	6.63%, 05/15/2033	639,182
	4,235,000,000	7.00%, 05/15/2027	316,457
	3,015,000,000	8.38%, 03/15/2024	245,396

			1,461,854

		Lebanon - 3.7%
		Lebanon Government International Bond
$	570,000	5.45%, 11/28/2019(2)	561,541
	635,000	6.00%, 01/27/2023(2)	615,283
	555,000	6.10%, 10/04/2022(2)	543,567
	605,000	6.65%, 04/22/2024(2)	597,559

			2,317,950

		Malaysia - 2.1%
		Malaysia Government Bond
MYR	995,000	3.42%, 08/15/2022	235,910
	470,000	3.49%, 03/31/2020	112,822
	675,000	3.65%, 10/31/2019	163,026
	910,000	3.84%, 04/15/2033	205,907
	680,000	3.89%, 03/15/2027	162,283
	370,000	4.18%, 07/15/2024	90,938
	1,505,000	4.24%, 02/07/2018	366,574

			1,337,460

		Mexico - 2.5%
		Mexican Bonos
MXN	6,165,000	6.50%, 06/10/2021	333,364
	12,835,000	6.50%, 06/09/2022	694,817
	5,475,000	7.75%, 11/13/2042	324,335
$	200,000	Mexico Government International Bond 4.13%, 01/21/2026	211,400

			1,563,916

		Peru - 0.6%
PEN	1,210,000	Peru Government Bond 6.95%, 08/12/2031	391,031

		Poland - 1.1%
		Poland Government Bond
PLN	1,400,000	2.50%, 07/25/2026	338,648
	1,295,000	4.00%, 10/25/2023	352,258

			690,906

The accompanying notes are an integral part of these financial statements.

54

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 51.4% - (continued)
		Romania - 0.6%
		Romania Government Bond
RON	435,000	4.75%, 02/24/2025	$118,768
	870,000	5.75%, 04/29/2020	239,525

			358,293

		Russia - 1.5%
RUB	59,350,000	Russian Federal Bond - OFZ 6.20%, 01/31/2018	909,518

		Saudi Arabia - 0.4%
$	235,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	234,413

		South Africa - 3.3%
		South Africa Government Bond
ZAR	14,505,000	6.25%, 03/31/2036	781,873
	19,775,000	6.50%, 02/28/2041	1,064,297
	2,880,000	8.75%, 01/31/2044	199,878

			2,046,048

		Sri Lanka - 1.4%
		Sri Lanka Government International Bond
$	470,000	6.13%, 06/03/2025(2)	471,214
	360,000	6.83%, 07/18/2026(1)	379,836

			851,050

		Thailand - 1.6%
		Thailand Government Bond
THB	11,360,000	3.58%, 12/17/2027	364,779
	12,345,000	3.63%, 06/16/2023	388,470
	7,000,000	3.65%, 12/17/2021	217,336

			970,585

		Trinidad - 0.4%
$	270,000	Trinidad & Tobago Government International Bond 4.50%, 08/04/2026(1)	274,725

		Turkey - 6.9%
		Turkey Government Bond
TRY	950,000	7.10%, 03/08/2023	268,797
	4,810,000	8.00%, 03/12/2025	1,395,938
	1,060,000	8.50%, 09/14/2022	323,733
	1,765,000	8.80%, 11/14/2018	567,276
$	1,850,000	Turkey Government International Bond 4.25%, 04/14/2026	1,771,504

			4,327,248

		Ukraine - 3.1%
		Ukraine Government International Bond
	415,000	7.75%, 09/01/2020(1)	411,286
	1,545,000	7.75%, 09/01/2023(1)	1,498,804

			1,910,090

		Total Foreign Government Obligations (cost $30,831,729)	$31,992,286

		Total Long-Term Investments (cost $53,580,945)	$55,302,036

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 8.9%
	Other Investment Pools & Funds - 4.1%
2,531,218	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$2,531,218

	U.S. Treasury - 4.8%
	U.S. Treasury Bills - 4.8%
3,000,000	0.17%, 12/08/2016(5)	2,999,491

	Total Short-Term Investments (cost $5,530,709)	$5,530,709

Total Investments (cost $59,111,654)^	97.8%	$60,832,745
Other Assets and Liabilities	2.2%	1,360,688

Total Net Assets	100.0%	$62,193,433

The accompanying notes are an integral part of these financial statements.

55

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $59,116,264 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,560,701
Unrealized Depreciation	(844,220)

Net Unrealized Appreciation	$1,716,481

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $20,149,457, which represents 32.4% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $7,730,997, which represents 12.4% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	The rate shown represents current yield to maturity.

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Japan Government	JPM	USD	1,000,000	(1.00%)/0.09%	06/20/18	$—	$(9,258)	$(16,047)	$(6,789)

Credit default swaps on single-name issues:
Sell protection:
Panama Government	JPM	USD	1,275,000	1.00%/1.29%	12/20/21	$—	$(21,540)	$(16,365)	$5,175
Panama Government	JPM	USD	1,275,000	1.00%/1.29%	12/20/21	—	(18,484)	(16,258)	2,226

Total						$—	$(40,024)	$(32,623)	$7,401

Total single-name issues						$—	$(49,282)	$(48,670)	$612

Total OTC contracts						$—	$(49,282)	$(48,670)	$612

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

56

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ARS	Buy	12/16/16	BNP	$262,391	$288,625	$26,234
ARS	Buy	12/16/16	BNP	209,546	230,900	21,354
ARS	Buy	12/29/16	JPM	536,585	560,372	23,787
ARS	Sell	12/16/16	BNP	501,548	519,524	(17,976)
ARS	Sell	12/29/16	HSBC	553,111	560,372	(7,261)
COP	Buy	11/03/16	HSBC	111,888	106,373	(5,515)
COP	Buy	12/16/16	HSBC	303,925	288,873	(15,052)
COP	Sell	11/03/16	HSBC	101,491	106,374	(4,883)
EUR	Buy	12/05/16	SCB	1,245,211	1,220,321	(24,890)
EUR	Buy	01/26/17	JPM	1,250,080	1,262,110	12,030
EUR	Sell	12/05/16	RBC	1,248,216	1,220,321	27,895
GBP	Buy	01/06/17	NTC	1,778,163	1,777,814	(349)
GBP	Sell	01/06/17	RBC	1,849,523	1,777,814	71,709
GBP	Sell	01/20/17	GSC	628,371	625,464	2,907
GBP	Sell	01/20/17	GSC	1,248,500	1,250,928	(2,428)
HUF	Buy	12/09/16	HSBC	258,076	252,533	(5,543)
HUF	Buy	12/09/16	UBS	468,855	458,828	(10,027)
HUF	Sell	12/09/16	HSBC	464,188	458,828	5,360
JPY	Buy	11/18/16	RBC	1,212,820	1,192,651	(20,169)
JPY	Sell	11/18/16	CBK	1,253,459	1,192,651	60,808
KRW	Buy	12/02/16	HSBC	2,544,973	2,435,323	(109,650)
KRW	Sell	12/02/16	HSBC	1,239,467	1,214,603	24,864
KRW	Sell	12/02/16	HSBC	1,243,546	1,220,720	22,826
MXN	Buy	11/14/16	HSBC	557,134	544,056	(13,078)
MXN	Buy	12/14/16	RBC	480,057	482,203	2,146
MXN	Buy	12/14/16	NTC	513,537	506,945	(6,592)
MXN	Buy	12/15/16	JPM	533,994	521,105	(12,889)
MXN	Buy	01/04/17	SSG	678,590	698,681	20,091
MXN	Sell	11/14/16	RBC	550,244	544,055	6,189
MXN	Sell	12/14/16	JPM	991,177	989,148	2,029
MXN	Sell	12/15/16	HSBC	510,795	521,105	(10,310)
MXN	Sell	01/04/17	JPM	703,035	698,681	4,354
PLN	Buy	12/02/16	CBK	247,325	245,777	(1,548)
PLN	Buy	12/02/16	RBC	542,880	534,853	(8,027)
PLN	Sell	12/02/16	RBC	246,318	245,778	540
RUB	Buy	11/08/16	HSBC	227,749	239,267	11,518
RUB	Sell	11/08/16	HSBC	230,268	239,267	(8,999)
THB	Buy	12/16/16	HSBC	199,163	196,988	(2,175)
ZAR	Buy	12/09/16	RBC	685,611	721,053	35,442
ZAR	Buy	01/04/17	CBK	611,943	625,683	13,740
ZAR	Sell	12/09/16	CBK	667,702	721,053	(53,351)
ZAR	Sell	01/04/17	CBK	607,881	625,682	(17,801)

Total						$37,310

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

57

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
CBK	Citibank NA
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NTC	Northern Trust Company
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
JSC	Joint Stock Company
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

58

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$23,309,750	$—	$23,309,750	$—
Foreign Government Obligations	31,992,286	—	31,992,286	—
Short-Term Investments	5,530,709	2,531,218	2,999,491	—
Foreign Currency Contracts(2)	395,823	—	395,823	—
Swaps - Credit Default(2)	7,401	—	7,401	—

Total	$61,235,969	$2,531,218	$58,704,751	$—

Liabilities
Foreign Currency Contracts(2)	$(358,513)	$—	$(358,513)	$—
Swaps - Credit Default(2)	(6,789)	—	(6,789)	—

Total	$(365,302)	$—	$(365,302)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

59

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.9%
		Barbados - 0.3%
$	193,750	Global SC Finance II SRL 3.19%, 07/17/2029(1)	$185,965

		Cayman Islands - 2.0%
	561,139	Colony American Finance 2016-1 Ltd. 2.54%, 06/15/2048(1)	559,887
	860,241	ECAF I Ltd. 3.47%, 06/15/2040(1)	857,660

			1,417,547

		United Kingdom - 0.3%
GBP	71,877	Residential Mortgage Securities 25 plc 2.88%, 12/16/2050(2)(3)	90,165
	98,752	Rmac 2004-Nsp2 plc 0.62%, 06/12/2036(2)(3)	114,173

			204,338

		United States - 7.3%
$	410,000	Citigroup Commercial Mortgage Trust 2.23%, 09/10/2031(1)	407,518
	171,612	CLI Funding V LLC 3.22%, 06/18/2028(1)	166,727
	735,000	Element Rail Leasing II LLC 3.59%, 02/19/2045(1)	719,489
	498,865	Flagship Credit Auto Trust 2.77%, 12/15/2020(1)	504,043
	175,000	Motel 6 Trust 2015-MTL 3.30%, 02/05/2030(1)	175,286
	170,000	OnDeck Asset Securitization Trust II LLC 4.21%, 05/17/2020(1)	170,523
		OneMain Financial Issuance Trust
	850,000	2.57%, 07/18/2025(1)	852,811
	125,000	3.19%, 03/18/2026(1)	126,194
	295,000	3.66%, 02/20/2029(1)	301,579
	589,463	SoFi Professional Loan Program 2015-B LLC 1.58%, 04/25/2035(1)(2)	591,778
	330,000	SpringCastle America Funding LLC 3.05%, 04/25/2029(1)	332,798
	177,083	TAL Advantage V LLC 3.55%, 11/20/2038(1)	174,077
	658,350	Wendys Funding LLC 2015-1 3.37%, 06/15/2045(1)	660,615

			5,183,438

		Total Asset & Commercial Mortgage Backed Securities (cost $7,087,841)	$6,991,288

CORPORATE BONDS - 47.0%
		Australia - 0.5%
	300,000	Commonwealth Bank of Australia 1.38%, 09/06/2018(1)	$299,027
	35,000	Sydney Airport Finance Co. Pty Ltd. 3.63%, 04/28/2026(1)	35,685

			334,712

		Belgium - 1.5%
EUR	930,000	Anheuser-Busch InBev S.A. 0.08%, 03/29/2018(2)(3)	1,022,709

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.0% - (continued)
		Canada - 3.8%
		Bank of Montreal
GBP	600,000	0.59%, 01/29/2018(2)(3)	$734,503
$	350,000	1.35%, 08/28/2018	349,410
		Bank of Nova Scotia
GBP	750,000	0.59%, 11/02/2017(2)(3)	918,276
$	200,000	1.65%, 06/14/2019	200,081
	55,000	2.45%, 03/22/2021	55,995
EUR	500,000	Valeant Pharmaceuticals International, Inc. 4.50%, 05/15/2023(3)	418,792

			2,677,057

		Cayman Islands - 0.0%
$	30,000	Vale Overseas Ltd. 6.25%, 08/10/2026	32,175

		France - 2.1%
GBP	500,000	BPCE S.A. 1.18%, 03/06/2017(2)(3)	612,900
EUR	100,000	Promontoria MCS SAS 5.75%, 09/30/2021(1)(2)	111,694
$	250,000	SFR Group S.A. 7.38%, 05/01/2026(1)	252,500
	520,000	SPCM S.A. 6.00%, 01/15/2022(1)	538,107

			1,515,201

		Ireland - 2.0%
	175,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	181,913
EUR	100,000	Allied Irish Banks plc 4.13%, 11/26/2025(2)(3)	107,305
	900,000	Caterpillar International Finance Ltd. 0.03%, 09/27/2017(2)(3)	988,542
$	100,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	99,224

			1,376,984

		Italy - 2.4%
		Enel S.p.A.
GBP	250,000	7.75%, 09/10/2075(2)(3)	339,433
$	360,000	8.75%, 09/24/2073(1)(2)	420,120
EUR	100,000	N&W Global Vending S.p.A. 7.00%, 10/15/2023(1)	111,422
	400,000	Schumann S.p.A. 7.00%, 07/31/2023(3)	445,890
GBP	150,000	Telecom Italia SpA/Milano 6.38%, 06/24/2019	201,284
EUR	177,000	UniCredit S.p.A. 5.75%, 10/28/2025(2)(3)	204,213

			1,722,362

		Luxembourg - 1.8%
$	75,000	Actavis Funding SCS 3.80%, 03/15/2025	77,836
	200,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(1)(4)	198,000
EUR	700,000	BMBG Bond Finance SCA 3.00%, 06/15/2021(1)	795,930
	180,000	Wind Acquisition Finance S.A. 7.00%, 04/23/2021(3)	205,746

			1,277,512

The accompanying notes are an integral part of these financial statements.

60

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.0% - (continued)
		Netherlands - 1.8%
$	430,000	Bank Nederlandse Gemeenten N.V. 1.13%, 05/25/2018(1)	$429,878
	150,000	Deutsche Telekom International Finance B.V. 1.31%, 09/19/2019(1)(2)	150,180
GBP	220,000	Koninklijke KPN N.V. 6.88%, 03/14/2073(2)(3)	292,209
$	200,000	Mondelez International Holdings Netherlands B.V. 1.63%, 10/28/2019(1)	199,296
		Shell International Finance B.V.
	145,000	1.20%, 09/12/2019(2)	145,126
	25,000	1.88%, 05/10/2021	24,852

			1,241,541

		Spain - 0.3%
EUR	200,000	Bankia S.A. 4.00%, 05/22/2024(2)(3)	220,234

		Sweden - 1.7%
$	515,000	Nordea Bank AB 1.46%, 09/30/2019(1)(2)	515,443
	680,000	Svenska Handelsbanken AB 1.50%, 09/06/2019	675,725

			1,191,168

		Switzerland - 1.2%
EUR	800,000	Credit Suisse AG 0.14%, 10/16/2019(2)(3)	881,123

		United Kingdom - 4.1%
		Aviva plc
	122,000	3.88%, 07/03/2044(2)(3)	138,166
GBP	220,000	5.90%, 07/27/2020(2)(5)	277,408
$	205,000	Barclays plc 3.20%, 08/10/2021	206,410
	35,000	BP Capital Markets plc 1.68%, 05/03/2019	35,055
	89,000	Ensco plc 5.75%, 10/01/2044	59,408
GBP	300,000	Investec plc 4.50%, 05/05/2022(3)	376,505
	300,000	Jerrold Finco plc 6.25%, 09/15/2021(1)	363,528
	590,000	Lloyds Bank plc 0.65%, 01/16/2017(2)(3)	722,370
		Royal Bank of Scotland Group plc
$	200,000	3.88%, 09/12/2023	195,812
EUR	300,000	5.25%, 12/30/2016(3)(5)	315,197
$	230,000	Standard Chartered plc 2.10%, 08/19/2019(1)	229,804

			2,919,663

		United States - 23.8%
	14,000	Aetna, Inc. 3.20%, 06/15/2026	14,049
	30,000	Aflac, Inc. 4.00%, 10/15/2046	29,590
	45,000	Altria Group, Inc. 3.88%, 09/16/2046	44,302
	134,000	American International Group, Inc. 3.30%, 03/01/2021	140,085
	160,000	American Tower Corp. 3.50%, 01/31/2023	165,365

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.0% - (continued)
		United States - 23.8% - (continued)
$	260,000	Amgen, Inc. 1.85%, 08/19/2021	$256,014
	77,000	Anadarko Petroleum Corp. 5.55%, 03/15/2026	87,533
	150,000	Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	156,554
	480,000	Apple, Inc. 1.00%, 05/03/2018	479,366
	225,000	AT&T, Inc. 5.15%, 03/15/2042	232,220
		Bank of America Corp.
	15,000	4.25%, 10/22/2026	15,761
	200,000	4.45%, 03/03/2026	213,493
	345,000	Baxter International, Inc. 1.70%, 08/15/2021	343,012
	45,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	46,336
	385,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022(1)	410,093
		Citigroup, Inc.
	1,160,000	1.58%, 04/27/2018(2)	1,162,315
	110,000	2.70%, 03/30/2021	111,897
	110,000	4.30%, 11/20/2026	114,792
	95,000	ConocoPhillips Co. 4.20%, 03/15/2021	103,129
	85,000	Continental Resources, Inc. 5.00%, 09/15/2022	83,300
		Crown Castle International Corp.
	145,000	2.25%, 09/01/2021	143,788
	15,000	3.70%, 06/15/2026	15,364
	100,000	Devon Energy Corp. 3.25%, 05/15/2022	100,404
	35,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.45%, 06/15/2023(1)	37,480
	13,000	Digital Realty Trust L.P. 3.63%, 10/01/2022	13,437
	40,000	Dominion Resources, Inc. 1.60%, 08/15/2019	39,935
	45,000	Ecolab, Inc. 2.70%, 11/01/2026	44,673
	66,000	EMD Finance LLC 2.95%, 03/19/2022(1)	67,639
	30,000	Enbridge Energy Partners L.P. 7.38%, 10/15/2045	38,619
	200,000	Enterprise Products Operating LLC 2.55%, 10/15/2019	204,064
	26,000	Exelon Corp. 2.45%, 04/15/2021	26,270
	1,500,000	Exxon Mobil Corp. 0.92%, 03/15/2017	1,500,535
	55,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	54,990
	65,000	Freeport-McMoRan, Inc. 5.40%, 11/14/2034	55,981
		General Motors Financial Co., Inc.
	35,000	3.20%, 07/06/2021	35,333
	200,000	3.25%, 05/15/2018	203,561
	75,000	4.20%, 03/01/2021	78,903

The accompanying notes are an integral part of these financial statements.

61

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.0% - (continued)
		United States - 23.8% - (continued)
$	200,000	Glencore Funding LLC 4.13%, 05/30/2023(1)	$198,500
		Goldman Sachs Group, Inc.
	868,000	1.48%, 05/22/2017(2)	869,298
	25,000	2.63%, 04/25/2021	25,267
	20,000	Hartford Financial Services Group, Inc. 5.13%, 04/15/2022(6)	22,630
	100,000	Honeywell International, Inc. 2.50%, 11/01/2026	98,608
	940,000	HSBC USA, Inc. 1.70%, 03/05/2018	941,220
	459,000	International Paper Co. 4.80%, 06/15/2044	467,292
		JP Morgan Chase & Co.
	932,000	1.71%, 03/22/2019(2)	939,357
	125,000	3.38%, 05/01/2023	127,932
	75,000	3.88%, 09/10/2024	78,328
		Kinder Morgan, Inc.
	200,000	4.30%, 06/01/2025	207,862
	195,000	5.55%, 06/01/2045	202,405
	40,000	Kraft Foods Group, Inc. 3.50%, 06/06/2022	42,238
	20,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	20,284
	85,000	Kroger Co. 1.50%, 09/30/2019	84,545
	55,000	M&T Bank Corp. 5.13%, 11/01/2026(2)(5)	55,412
	145,000	Medtronic, Inc. 3.15%, 03/15/2022	152,866
	245,000	Microsoft Corp. 1.10%, 08/08/2019	243,483
		Molson Coors Brewing Co.
	200,000	1.45%, 07/15/2019	198,792
	65,000	3.00%, 07/15/2026	64,432
	100,000	Monsanto Co. 2.13%, 07/15/2019	100,938
		Morgan Stanley
	125,000	2.50%, 04/21/2021	125,989
	41,000	3.13%, 07/27/2026	40,805
	49,000	3.88%, 01/27/2026	51,664
	22,000	Mosaic Co. 4.25%, 11/15/2023	22,571
	640,000	Nestle Holdings, Inc. 1.38%, 06/21/2017(3)	641,128
	55,000	Newell Brands, Inc. 3.85%, 04/01/2023	58,367
	80,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	80,179
	125,000	Occidental Petroleum Corp. 2.60%, 04/15/2022	127,556
	92,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.65%, 06/01/2022	94,776
	250,000	PNC Bank NA 1.45%, 07/29/2019	248,979
	90,000	Prudential Financial, Inc. 5.10%, 08/15/2043	100,927
		S&P Global, Inc.
	75,000	2.95%, 01/22/2027(1)	73,927
	177,000	3.30%, 08/14/2020	184,430

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.0% - (continued)
		United States - 23.8% - (continued)
$	10,000	Sunoco Logistics Partners Operations L.P. 3.90%, 07/15/2026	$10,131
	550,000	SUPERVALU, Inc. 7.75%, 11/15/2022	558,250
	95,000	T-Mobile USA, Inc. 6.00%, 04/15/2024	101,056
	45,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	44,318
	100,000	Time Warner, Inc. 4.88%, 03/15/2020	109,150
	90,000	United Technologies Corp. 1.95%, 11/01/2021(7)	90,091
	20,000	Ventas Realty L.P. 3.13%, 06/15/2023	20,269
	250,000	Verizon Communications, Inc. 6.55%, 09/15/2043	327,574
	80,000	Viacom, Inc. 2.20%, 04/01/2019	80,381
	150,000	Visa, Inc. 2.80%, 12/14/2022	155,989
		Walgreens Boots Alliance, Inc.
	15,000	1.75%, 05/30/2018	15,072
	200,000	2.70%, 11/18/2019	205,214
		Wells Fargo & Co.
EUR	400,000	0.14%, 04/24/2019(2)(3)	440,965
$	105,000	3.00%, 10/23/2026	104,279
	600,000	Wells Fargo Bank NA 1.75%, 05/24/2019	602,336
		Williams Partners L.P.
	45,000	4.00%, 09/15/2025	45,061
	15,000	5.10%, 09/15/2045	14,414

			16,787,719

		Total Corporate Bonds (cost $34,469,622)	$33,200,160

FOREIGN GOVERNMENT OBLIGATIONS - 20.2%
		Argentina - 0.2%
	150,000	Provincia de Cordoba 7.13%, 06/10/2021(1)	$155,250

		France - 3.7%
EUR	700,000	Caisse Centrale du Credit Immobilier de France S.A. 0.50%, 05/19/2017(3)	772,447
GBP	1,506,000	Caisse d’Amortissement de la Dette Sociale 1.38%, 02/06/2017(3)	1,848,015

			2,620,462

		Germany - 1.2%
$	800,000	Kreditanstalt fuer Wiederaufbau 1.25%, 09/30/2019	799,800

		Supranational - 11.6%
	660,000	African Development Bank 1.00%, 05/15/2019	656,489
EUR	2,050,000	Asian Development Bank 0.38%, 04/03/2017	2,257,918
$	1,250,000	European Investment Bank 1.25%, 12/16/2019	1,246,247

The accompanying notes are an integral part of these financial statements.

62

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.2% - (continued)
		Supranational - 11.6% - (continued)
$	1,800,000	Inter-American Development Bank 0.57%, 11/26/2018(2)	$1,794,010
	2,220,000	International Bank for Reconstruction & Development 0.84%, 09/30/2017(2)	2,219,285

			8,173,949

		Sweden - 3.5%
	620,000	Kommuninvest I Sverige AB 0.94%, 08/17/2018(1)(2)	620,862
		Svensk Exportkredit AB
	900,000	0.95%, 10/04/2018(2)	899,438
	970,000	1.25%, 04/12/2019	968,481

			2,488,781

		Total Foreign Government Obligations (cost $14,978,714)	$14,238,242

U.S. GOVERNMENT SECURITIES - 10.6%
		United States - 10.6%
		U.S. Treasury Notes - 10.6%
	7,143,986	0.13%, 07/15/2026(8)	$7,163,468
	132,500	1.13%, 09/30/2021	131,248
	65,000	1.50%, 08/15/2026	63,060
	115,000	1.63%, 02/15/2026	113,095

			7,470,871

		Total U.S. Government Securities (cost $7,495,628)	$7,470,871

CONVERTIBLE BONDS - 4.6%
		Commercial Services - 0.3%
	200,000	DP World Ltd. 1.75%, 06/19/2024(3)	$198,250

		Construction Materials - 0.6%
JPY	20,000,000	LIXIL Group Corp. 0.00%, 03/04/2022(3)(9)	196,052
$	200,000	Cemex S.A.B. de C.V. 3.72%, 03/15/2020	219,125

			415,177

		Diversified Financial Services - 0.6%
	400,000	Franshion Capital Ltd. 6.80%, 10/29/2049(3)(5)	438,000

		Electronics - 0.3%
	200,000	Zhen Ding Technology Holding Ltd. 0.00%, 06/26/2019(3)(9)	202,000

		Engineering & Construction - 0.3%
	220,000	Larsen & Toubro Ltd. 0.68%, 10/22/2019(3)	217,030

		Home Furnishings - 0.3%
JPY	20,000,000	Sony Corp. 0.00%, 09/30/2022(9)	203,109

		Internet - 0.9%
$	200,000	Fang Holdings Ltd. 2.00%, 12/15/2018	197,000
	200,000	Ctrip.com International Ltd. 1.99%, 07/01/2025	219,000

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 4.6% - (continued)
		Internet - 0.9% - (continued)
$	230,000	YY, Inc. 2.25%, 04/01/2019	$223,962

			639,962

		Lodging - 0.2%
EUR	100,000	NH Hotel Group S.A. 4.00%, 11/08/2018(3)	121,576

		Semiconductors - 0.3%
$	200,000	Semiconductor Manufacturing International Corp. 0.00%, 11/07/2018(3)(9)	242,200

		Software - 0.3%
CAD	300,000	DH Corp. 5.00%, 09/30/2020(1)	206,889

		Transportation - 0.5%
$	200,000	BW Group Ltd. 1.75%, 09/10/2019(3)	174,600
	200,000	PB Issuer No 4 Ltd. 3.25%, 07/03/2021(3)	182,000

			356,600

		Total Convertible Bonds (cost $3,109,387)	$3,240,793

		Total Long-Term Investments (cost $67,141,192)	$65,141,354

SHORT-TERM INVESTMENTS - 2.8%
		Other Investment Pools & Funds - 0.8%
	571,056	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$571,056

		U.S. Treasury - 2.0%
		U.S. Treasury Bills - 2.0%
	1,400,000	0.18%, 11/03/2016(10)	1,399,980

		Total Short-Term Investments (cost $1,971,036)	$1,971,036

Total Investments Excluding Purchased Options (cost $69,112,228)	95.1%	$67,112,390

Total Purchased Options (cost $459,146)	0.6%	$406,998

Total Investments (cost $69,571,374)^	95.7%	$67,519,388
Other Assets and Liabilities	4.3%	3,000,661

Total Net Assets	100.0%	$70,520,049

The accompanying notes are an integral part of these financial statements.

63

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $69,582,543 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$428,817
Unrealized Depreciation	(2,491,972)

Net Unrealized Depreciation	$(2,063,155)

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $13,208,204, which represents 18.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $14,822,714, which represents 21.0% of total net assets.

(4)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Affiliated Issuer.

(7)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $89,799 at October 31, 2016.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Security is a zero-coupon bond.

(10)	The rate shown represents current yield to maturity.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
GBP Call/USD Put	BNP	1.26 USD per GBP	04/07/17	GBP	3,500,000	$78,800	$66,943	$11,857
USD Call/MXN Put	DEUT	20.25 MXN per USD	11/21/16	USD	2,030,000	12,876	44,903	(32,027)
USD Call/TWD Put	CBK	31.50 TWD per USD	11/24/16	USD	4,060,000	33,211	35,424	(2,213)

Total Calls						$124,887	$147,270	$(22,383)

Puts
EUR Put/GBP Call	BNP	0.86 GBP per EUR	04/07/17	EUR	3,800,000	$46,720	$72,029	$(25,309)
MXN Put/JPY Call	JPM	4.89 JPY per MXN	11/22/16	MXN	40,020,000	$5,611	45,257	(39,646)

Total Puts						$52,331	$117,286	$(64,955)

Total purchased option contracts						$177,218	$264,556	$(87,338)

The accompanying notes are an integral part of these financial statements.

64

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
GBP Call/USD Put	BNP	1.36 USD per GBP	04/07/17	GBP	(3,340,000)	$(10,232)	$(27,811)	$17,579
USD Call/MXN Put	DEUT	22.00 MXN per USD	11/21/16	USD	(2,030,000)	(2,897)	(12,769)	9,872

Total Calls						$(13,129)	$(40,580)	$27,451

Puts
EUR Put/GBP Call	BNP	0.82 GBP per EUR	04/07/17	EUR	(3,800,000)	$(13,824)	$(24,151)	$10,327
MXN Put/JPY Call	JPM	4.43 JPY per MXN	11/22/16	MXN	(40,020,000)	(1,038)	(10,282)	9,244

Total Puts						$(14,862)	$(34,433)	$19,571

Total written option contracts						$(27,991)	$(75,013)	$47,022

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
6M EURIBOR	MSC	2.00%	10/10/17	USD	2,900,000	$229,780	$194,590	$35,190

Total purchased swaption contracts						$229,780	$194,590	$35,190

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	49	12/19/2016	$5,322,416	$5,283,218	$(39,198)
Long Gilt Future	1	12/28/2016	155,363	153,416	(1,947)

Total					$(41,145)

Short position contracts:
Canadian Government 10-Year Bond Future	1	12/19/2016	$107,811	$107,821	$(10)
Euro-Bund Future	18	12/08/2016	3,217,702	3,204,399	13,303
U.S. 10-Year Ultra Future	57	12/20/2016	8,131,302	8,066,390	64,912
U.S. Treasury 10-Year Note Future	81	12/20/2016	10,556,801	10,499,625	57,176
U.S. Treasury 2-Year Note Future	29	12/30/2016	6,327,377	6,326,078	1,299
U.S. Treasury 5-Year Note Future	48	12/30/2016	5,809,698	5,798,250	11,448
U.S. Treasury Long Bond Future	12	12/20/2016	1,977,725	1,952,625	25,100

Total					$173,228

Total futures contracts					$132,083

The accompanying notes are an integral part of these financial statements.

65

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
INTESA SPA	BNP	EUR	300,000	(1.00%)/1.35%	06/20/21	$3,133	$—	$4,915	$1,782
Loxan SAS	CBK	EUR	150,000	(5.00%)/2.25%	06/20/21	—	(15,661)	(21,377)	(5,716)
Standard Chartered Bank	SCB	EUR	470,000	(1.00%)/1.94%	09/20/20	19,200	—	17,811	(1,389)
Wendel SA	BNP	EUR	150,000	(5.00%)/0.93%	06/20/21	—	(27,595)	(31,894)	(4,299)

Total						$22,333	$(43,256)	$(30,545)	$(9,622)

Total single-name issues						$22,333	$(43,256)	$(30,545)	$(9,622)

Total OTC contracts						$22,333	$(43,256)	$(30,545)	$(9,622)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.25	USD	8,730,000	(1.00%)	12/20/20	$(56,844)	$(123,152)	$(66,308)
CDX.NA.IG.27	USD	8,890,000	(1.00%)	12/20/21	(105,031)	(102,218)	2,813
ITRAXX.XOV.25	EUR	2,850,000	(5.00%)	12/20/21	(244,693)	(254,220)	(9,527)

Total					$(406,568)	$(479,590)	$(73,022)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	1.10% Fixed	HICP	EUR	274,000	03/15/26	$—	$—	$56	$56
JPM	1.10% Fixed	HICP	EUR	220,000	03/15/26	—	—	45	45

Total						$—	$—	$101	$101

The accompanying notes are an integral part of these financial statements.

66

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)

2.06% Fixed	3M LIBOR	USD	750,000	10/31/46	$—	$—	$(3,508)	$(3,508)
3M LIBOR	1.36% Fixed	USD	3,700,000	10/31/21	—	—	5,242	5,242
1.01% Fixed	6M EURIBOR	EUR	600,000	11/01/46	—	—	(2,828)	(2,828)
6M EURIBOR	0.01% Fixed	EUR	3,200,000	11/01/21	—	—	(669)	(669)

Total					$—	$—	$(1,763)	$(1,763)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/15/16	JPM	$37,826	$38,003	$177
AUD	Sell	11/15/16	CBK	1,638,789	1,636,822	1,967
AUD	Sell	11/15/16	SSG	221,171	220,514	657
BRL	Buy	11/03/16	UBS	2,016,706	2,070,429	53,723
BRL	Buy	11/03/16	UBS	91,982	93,894	1,912
BRL	Buy	12/02/16	BCLY	2,183,379	2,144,926	(38,453)
BRL	Sell	11/03/16	BCLY	2,202,293	2,164,324	37,969
BRL	Sell	12/02/16	UBS	691,813	682,386	9,427
BRL	Sell	12/02/16	UBS	356,846	355,089	1,757
CAD	Sell	11/15/16	SSG	234,561	231,795	2,766
COP	Buy	11/15/16	CBK	21,731	21,073	(658)
COP	Buy	11/15/16	CSFB	499,750	493,483	(6,267)
COP	Sell	11/15/16	JPM	525,949	514,555	11,394
EUR	Buy	11/15/16	CBK	1,066,705	1,072,372	5,667
EUR	Buy	11/15/16	JPM	124,878	123,094	(1,784)
EUR	Buy	11/15/16	SSG	661,382	648,059	(13,323)
EUR	Buy	11/15/16	JPM	3,422,901	3,345,412	(77,489)
EUR	Sell	11/15/16	JPM	7,433,047	7,326,879	106,168
EUR	Sell	11/15/16	BNP	4,975,380	4,874,997	100,383
EUR	Sell	11/15/16	JPM	2,625,066	2,587,572	37,494
EUR	Sell	11/15/16	SSG	661,382	648,059	13,323
EUR	Sell	11/15/16	JPM	636,976	627,878	9,098
EUR	Sell	11/15/16	SSG	302,517	296,569	5,948
EUR	Sell	11/15/16	RBC	452,605	450,590	2,015
EUR	Sell	11/15/16	JPM	110,183	108,193	1,990
EUR	Sell	11/15/16	JPM	129,267	127,421	1,846
EUR	Sell	11/15/16	JPM	38,469	37,920	549
EUR	Sell	11/15/16	JPM	55,441	54,920	521
GBP	Buy	11/15/16	CBK	178,202	175,916	(2,286)
GBP	Buy	11/15/16	CBK	4,741,494	4,680,678	(60,816)
GBP	Buy	11/15/16	SSG	3,958,066	3,807,735	(150,331)
GBP	Sell	11/15/16	UBS	12,005,924	11,555,811	450,113
GBP	Sell	11/15/16	SSG	3,958,066	3,807,735	150,331
GBP	Sell	11/15/16	CBK	8,974,155	8,859,049	115,106
GBP	Sell	11/15/16	CBK	1,734,828	1,712,576	22,252
GBP	Sell	11/15/16	SSG	407,978	391,793	16,185
GBP	Sell	11/15/16	UBS	165,829	159,166	6,663
GBP	Sell	11/15/16	RBC	247,877	244,870	3,007
GBP	Sell	11/15/16	JPM	184,008	183,653	355
GBP	Sell	11/15/16	BNP	292,745	293,844	(1,099)
GBP	Sell	11/17/16	JPM	290,829	281,612	9,217
IDR	Buy	11/15/16	SCB	2,772,256	2,766,252	(6,004)
INR	Buy	11/15/16	UBS	200,837	200,778	(59)
INR	Buy	11/15/16	UBS	4,024,187	4,024,063	(124)
JPY	Buy	11/15/16	JPM	628,821	620,118	(8,703)
JPY	Buy	11/15/16	UBS	764,415	755,507	(8,908)

The accompanying notes are an integral part of these financial statements.

67

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Buy	11/15/16	JPM	$728,740	$715,521	$(13,219)
JPY	Sell	11/15/16	SSG	1,935,046	1,910,001	25,045
JPY	Sell	11/15/16	HSBC	388,935	384,843	4,092
JPY	Sell	11/15/16	SSG	159,765	156,460	3,305
JPY	Sell	11/15/16	SSG	24,853	24,683	170
KRW	Sell	11/15/16	HSBC	1,412,965	1,369,749	43,216
NOK	Buy	11/15/16	BNP	177,382	176,708	(674)
NOK	Buy	11/15/16	SSG	199,955	193,652	(6,303)
NOK	Buy	11/15/16	JPM	3,615,296	3,512,510	(102,786)
NZD	Buy	11/15/16	JPM	1,694,363	1,711,889	17,526
NZD	Sell	11/15/16	SSG	231,293	228,690	2,603
NZD	Sell	11/15/16	SSG	3,532,287	3,532,048	239
PEN	Buy	11/15/16	CBK	504,318	507,734	3,416
PEN	Buy	11/15/16	CSFB	37,901	38,371	470
PEN	Sell	11/15/16	CBK	537,913	546,106	(8,193)
RUB	Buy	11/15/16	SCB	2,123,234	2,103,686	(19,548)
RUB	Sell	11/15/16	CBK	1,060,357	1,052,619	7,738
SEK	Buy	11/15/16	JPM	131,277	128,091	(3,186)
SEK	Buy	11/15/16	CBK	1,711,307	1,626,610	(84,697)
SGD	Buy	11/15/16	RBC	109,588	109,338	(250)
SGD	Buy	11/15/16	UBS	365,077	359,428	(5,649)
SGD	Buy	11/15/16	JPM	996,971	982,031	(14,940)
SGD	Buy	11/15/16	SSG	1,356,816	1,334,271	(22,545)
SGD	Sell	11/15/16	JPM	2,636,466	2,598,167	38,299
SGD	Sell	11/15/16	SSG	189,743	186,903	2,840
TRY	Buy	11/15/16	SSG	126,506	125,641	(865)
TRY	Buy	11/15/16	BCLY	1,966,191	1,945,661	(20,530)

Total						$649,250

Foreign Cross Currency Contracts Outstanding at October 31, 2016
Buy	Contract Amount	Counterparty	Delivery Date	Sell	Contract Amount	Unrealized Appreciation/ (Depreciation)
AUD	2,340,500	BNP	11/15/16	SEK	15,501,459	$62,303
AUD	2,334,697	BNP	11/15/16	NOK	14,590,900	9,306
EUR	1,291,510	BNP	11/15/16	AUD	1,852,200	10,201
JPY	67,014,448	BNP	11/15/16	AUD	838,750	1,556
JPY	66,417,258	BNP	11/15/16	AUD	838,750	(4,141)
NOK	13,928,500	SSG	11/15/16	AUD	2,290,269	(55,696)

Total						$23,529

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

68

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TWD	Taiwanese Dollar
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar

Index Abbreviations:
CDX.NA.IG	Credit Derivatives North American Investment Grade
HICP	Harmonised Index of Consumer Prices
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover

Other Abbreviations:
CMO	Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

69

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$6,991,288	$—	$6,991,288	$—
Corporate Bonds	33,200,160	—	33,200,160	—
Foreign Government Obligations	14,238,242	—	14,238,242	—
U.S. Government Securities	7,470,871	—	7,470,871	—
Convertible Bonds	3,240,793	—	3,240,793	—
Short-Term Investments	1,971,036	571,056	1,399,980	—
Purchased Options	406,998	—	406,998	—
Foreign Currency Contracts(2)	1,412,305	—	1,412,305	—
Futures Contracts(2)	173,238	173,238	—	—
Swaps - Credit Default(2)	4,595	—	4,595	—
Swaps - Interest Rate(2)	5,343	—	5,343	—

Total	$69,114,869	$744,294	$68,370,575	$—

Liabilities
Foreign Currency Contracts(2)	$(739,526)	$—	$(739,526)	$—
Futures Contracts(2)	(41,155)	(41,155)	—	—
Swaps - Credit Default(2)	(87,239)	—	(87,239)	—
Swaps - Interest Rate(2)	(7,005)	—	(7,005)	—
Written Options	(27,991)	—	(27,991)	—

Total	$(902,916)	$(41,155)	$(861,761)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

70

Hartford Schroders Income Builder Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2%
		Advertising - 0.1%
$	40,000	MDC Partners, Inc. 6.50%, 05/01/2024(1)	$34,100

		Agriculture - 0.1%
	23,000	Alliance One International, Inc. 9.88%, 07/15/2021	19,205

		Airlines - 0.1%
	35,000	Aircastle Ltd. 5.00%, 04/01/2023	36,225

		Apparel - 0.0%
	10,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	10,175

		Auto Parts & Equipment - 1.0%
	50,000	Meritor, Inc. 6.25%, 02/15/2024	49,312
	42,000	MPG Holdco I, Inc. 7.38%, 10/15/2022	42,788
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(1)	158,250

			250,350

		Commercial Banks - 1.1%
	150,000	Bank of America Corp. 5.20%, 06/01/2023(2)(3)	146,437
	50,000	Citigroup, Inc. 5.35%, 05/15/2023(2)(3)	49,313
	50,000	Goldman Sachs Group, Inc. 5.38%, 05/10/2020(2)(3)	50,250
	30,000	JPMorgan Chase & Co. 5.30%, 05/01/2020(2)(3)	30,450

			276,450

		Commercial Services - 0.9%
	51,000	Ahern Rentals, Inc. 7.38%, 05/15/2023(1)	33,405
	53,674	ENA Norte Trust 4.95%, 04/25/2023(4)	55,821
	50,000	NES Rentals Holdings, Inc. 7.88%, 05/01/2018(1)	49,000
	100,000	United Rentals North America, Inc. 5.75%, 11/15/2024	103,750

			241,976

		Construction Materials - 0.5%
	75,000	NCI Building Systems, Inc. 8.25%, 01/15/2023(1)	82,031
	25,000	Standard Industries, Inc. 5.50%, 02/15/2023(1)	26,000
	32,000	6.00%, 10/15/2025(1)	34,159

			142,190

		Distribution/Wholesale - 0.0%
	10,000	HD Supply, Inc. 5.75%, 04/15/2024(1)	10,500

		Diversified Financial Services - 0.1%
	25,000	Double Eagle Acquisition Sub, Inc. 7.50%, 10/01/2024(1)	25,750

		Electric - 1.3%
	30,000	Calpine Corp. 5.75%, 01/15/2025	29,175
	30,000	Dynegy, Inc. 7.63%, 11/01/2024	28,725

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Electric - 1.3% - (continued)
COP	56,000,000	Empresas Publicas de Medellin ESP 7.63%, 09/10/2024(4)	$17,363
	42,000,000	7.63%, 09/10/2024(1)	13,023
$	200,000	Eskom Holdings SOC Ltd. 7.13%, 02/11/2025(4)	206,928
	45,000	NRG Energy, Inc. 7.25%, 05/15/2026(1)	44,276

			339,490

		Engineering & Construction - 0.1%
	30,000	SBA Communications Corp. 4.88%, 09/01/2024(1)	30,000

		Entertainment - 0.6%
	30,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	31,875
	40,000	International Game Technology 7.50%, 06/15/2019	44,400
	50,000	Scientific Games International, Inc. 7.00%, 01/01/2022(1)	53,180
	15,000	10.00%, 12/01/2022	13,875

			143,330

		Environmental Control - 0.2%
	40,000	Advanced Disposal Services, Inc. 5.63%, 11/15/2024(1)(5)	40,200

		Food - 0.6%
	35,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 6.63%, 06/15/2024(1)	36,312
	30,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	29,100
	87,000	SUPERVALU, Inc. 7.75%, 11/15/2022	88,305

			153,717

		Hand/Machine Tools - 0.2%
	50,000	Milacron LLC / Mcron Finance Corp. 7.75%, 02/15/2021(1)	51,125

		Healthcare-Services - 1.9%
	60,000	Acadia Healthcare Co., Inc. 5.63%, 02/15/2023	60,075
	40,000	CHS/Community Health Systems, Inc. 8.00%, 11/15/2019	35,200
	100,000	DaVita, Inc. 5.13%, 07/15/2024	97,812
	30,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	30,000
	45,000	HCA, Inc. 4.50%, 02/15/2027 44,438
	68,000	5.25%, 04/15/2025	71,230
	50,000	HealthSouth Corp. 5.13%, 03/15/2023	50,500
	40,000	LifePoint Health, Inc. 5.38%, 05/01/2024(1)	39,752
	50,000	Select Medical Corp. 6.38%, 06/01/2021	49,375
	35,000	Tenet Healthcare Corp. 6.75%, 06/15/2023	32,156

			510,538

The accompanying notes are an integral part of these financial statements.

71

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Iron/Steel - 0.3%
$	55,000	ArcelorMittal 6.13%, 06/01/2025	$60,225
	1,000	United States Steel Corp. 7.38%, 04/01/2020	995
	15,000	8.38%, 07/01/2021(1)	15,938

			77,158

		Lodging - 0.5%
		Boyd Gaming Corp.
	10,000	6.38%, 04/01/2026(1)	10,700
	50,000	6.88%, 05/15/2023	53,500
	30,000	Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope 8.00%, 10/01/2020	31,125
	35,000	MGM Resorts International 4.63%, 09/01/2026	33,687

			129,012

		Machinery-Construction & Mining - 0.3%
	56,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(1)	48,860
	52,625	Vander Intermediate Holding II Corp. (cash) 9.75%, 02/01/2019(1)(6)	27,628

			76,488

		Media - 2.6%
	200,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(1)	208,875
		CCO Holdings LLC / CCO Holdings Capital Corp.
	75,000	5.13%, 05/01/2023(1)	77,437
	50,000	5.88%, 04/01/2024(1)	52,875
		DISH DBS Corp.
	75,000	5.88%, 11/15/2024	75,516
	20,000	7.75%, 07/01/2026	21,963
	20,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(1)	19,150
		Sirius XM Radio, Inc.
	55,000	5.38%, 04/15/2025(1)	56,095
	15,000	5.38%, 07/15/2026(1)	15,234
	150,000	WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.13%, 09/01/2020(1)	156,375

			683,520

		Metal Fabricate/Hardware - 0.1%
	30,000	Novelis Corp. 5.88%, 09/30/2026(1)	30,375

		Mining - 0.5%
	100,000	Corp. Nacional del Cobre de Chile 5.63%, 09/21/2035(4)	108,622
	20,000	Teck Resources Ltd. 6.25%, 07/15/2041	19,800

			128,422

		Oil & Gas - 3.0%
	100,000	Chesapeake Energy Corp. 5.38%, 06/15/2021	87,000
	20,000	Continental Resources, Inc. 5.00%, 09/15/2022	19,600

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Oil & Gas - 3.0% - (continued)
		Endeavor Energy Resources L.P. / EER Finance, Inc.
$	20,000	7.00%, 08/15/2021(1)	$20,350
	25,000	8.13%, 09/15/2023(1)	26,688
	100,000	EV Energy Partners L.P. / EV Energy Finance Corp. 8.00%, 04/15/2019	69,000
	19,000	Halcon Resources Corp. 12.00%, 02/15/2022(1)	20,330
	75,000	Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, 04/01/2022	68,063
	100,000	Oasis Petroleum, Inc. 6.88%, 03/15/2022	99,000
	200,000	Pertamina Persero PT 5.63%, 05/20/2043(4)	200,617
		Petroleos Mexicanos
	30,000	4.25%, 01/15/2025	28,875
	85,000	6.63%, 06/15/2035	85,552
MXN	430,000	7.65%, 11/24/2021(1)	21,942
$	20,000	SM Energy Co. 6.75%, 09/15/2026	20,500
	30,000	Whiting Petroleum Corp. 5.75%, 03/15/2021	27,825

			795,342

		Packaging & Containers - 0.5%
	60,000	BWAY Holding Co. 9.13%, 08/15/2021(1)	62,700
	25,000	Multi-Color Corp. 6.13%, 12/01/2022(1)	26,062
	48,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.00%, 07/15/2024(1)	51,300

			140,062

		Pharmaceuticals - 0.3%
	30,000	NBTY, Inc. 7.63%, 05/15/2021(1)	29,325
	50,000	Valeant Pharmaceuticals International, Inc. 6.13%, 04/15/2025(1)	39,500

			68,825

		Pipelines - 1.3%
	40,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.25%, 04/01/2023	40,500
	100,000	Energy Transfer Equity L.P. 5.88%, 01/15/2024	101,638
	100,000	Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	105,750
	50,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	53,500
		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
	5,000	6.13%, 10/15/2021	5,231
	10,000	6.38%, 05/01/2024	10,775
	30,000	Williams Cos., Inc. 5.75%, 06/24/2044	30,656

			348,050

The accompanying notes are an integral part of these financial statements.

72

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Real Estate Investment Trusts - 0.1%
		MPT Operating Partnership L.P. / MPT Finance Corp.
$	3,000	5.50%, 05/01/2024	$3,090
	25,000	6.38%, 03/01/2024	26,938

			30,028

		Retail - 1.6%
	30,000	Dollar Tree, Inc. 5.75%, 03/01/2023	31,950
	100,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	93,750
	50,000	JC Penney Corp., Inc. 6.38%, 10/15/2036	42,500
	50,000	L Brands, Inc. 6.75%, 07/01/2036	53,075
	40,000	Landry’s, Inc. 6.75%, 10/15/2024(1)	40,800
	50,000	Men’s Wearhouse, Inc. 7.00%, 07/01/2022	46,125
	100,000	Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.50%, 06/01/2024	102,000

			410,200

		Semiconductors - 0.1%
	20,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	20,500

		Software - 0.6%
		First Data Corp.
	50,000	5.38%, 08/15/2023(1)	51,750
	40,000	7.00%, 12/01/2023(1)	41,900
	50,000	Infor US, Inc. 6.50%, 05/15/2022	51,687
	20,000	MSCI, Inc. 4.75%, 08/01/2026(1)	20,150

			165,487

		Telecommunications - 3.6%
	80,000	CommScope Technologies Finance LLC 6.00%, 06/15/2025(1)	84,000
	50,000	GCI, Inc. 6.88%, 04/15/2025	50,750
	200,000	Koninklijke KPN N.V. 7.00%, 03/28/2073(1)(2)	218,800
	150,000	Qualitytech LP/QTS Finance Corp. 5.88%, 08/01/2022	154,125
	100,000	Sprint Corp. 7.25%, 09/15/2021	102,375
	75,000	T-Mobile USA, Inc. 6.38%, 03/01/2025	80,391
	50,000	West Corp. 5.38%, 07/15/2022(1)	48,125
	200,000	Wind Acquisition Finance S.A. 7.38%, 04/23/2021(1)	205,500

			944,066

		Total Corporate Bonds (cost $6,395,654)	$6,362,856

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.6%
		Argentina - 1.2%
$	150,000	Argentine Republic Government International Bond 7.50%, 04/22/2026(1)	$163,875
	150,000	Provincia de Cordoba 7.13%, 06/10/2021(4)	155,250

			319,125

		Brazil - 3.4%
		Brazil Notas do Tesouro Nacional Serie F
BRL	560,000	10.00%, 01/01/2018	171,550
	595,000	10.00%, 01/01/2019	181,554
	485,000	10.00%, 01/01/2021	145,862
	545,000	10.00%, 01/01/2023	161,235
	165,000	10.00%, 01/01/2025	48,271
$	200,000	Brazilian Government International Bond 2.63%, 01/05/2023	184,800

			893,272

		Canada - 0.2%
		Canadian Government Bond
CAD	63,000	0.75%, 03/01/2021	47,140
	4,000	2.75%, 12/01/2048	3,627
	13,000	5.75%, 06/01/2029	14,423

			65,190

		Colombia - 0.9%
		Colombia Government International Bond
COP	472,000,000	4.38%, 03/21/2023	139,365
	211,000,000	7.75%, 04/14/2021	74,032
	68,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(4)	16,896

			230,293

		Dominican Republic - 0.4%
$	100,000	Dominican Republic International Bond 5.50%, 01/27/2025(4)	101,750

		El Salvador - 0.3%
		El Salvador Government International Bond
	65,000	5.88%, 01/30/2025(4)	64,350
	10,000	8.25%, 04/10/2032(4)	10,899

			75,249

		France - 0.1%
		France Government Bond OAT
EUR	16,000	1.25%, 05/25/2036(1)(4)	18,128
	9,339	4.00%, 04/25/2055(4)	17,994

			36,122

		Hungary - 0.6%
		Hungary Government Bond
HUF	1,740,000	2.50%, 06/22/2018	6,376
	7,220,000	3.00%, 06/26/2024	26,277
	8,730,000	3.50%, 06/24/2020	33,221
	8,220,000	5.50%, 06/24/2025	35,157
$	60,000	Hungary Government International Bond 5.38%, 02/21/2023	68,088

			169,119

		Indonesia - 1.0%
		Indonesia Treasury Bond
IDR	936,000,000	6.13%, 05/15/2028	63,658
	2,073,000,000	6.63%, 05/15/2033	140,720

The accompanying notes are an integral part of these financial statements.

73

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.6% - (continued)
		Indonesia - 1.0% - (continued)
IDR	431,000,000	7.00%, 05/15/2027	$32,206
	295,000,000	8.38%, 03/15/2024	24,011

			260,595

		Italy - 0.3%
		Italy Buoni Poliennali Del Tesoro
EUR	8,000	1.60%, 06/01/2026	8,778
	15,000	2.50%, 12/01/2024	17,902
	5,000	4.75%, 09/01/2044(1)(4)	7,697
	23,000	5.00%, 08/01/2034(4)	35,416

			69,793

		Lebanon - 0.5%
		Lebanon Government International Bond
$	100,000	5.45%, 11/28/2019(4)	98,516
	20,000	6.65%, 04/22/2024(4)	19,754

			118,270

		Malaysia - 0.9%
		Malaysia Government Bond
MYR	90,000	3.42%, 08/15/2022	21,338
	35,000	3.49%, 03/31/2020	8,402
	130,000	3.65%, 10/31/2019	31,398
	285,000	3.84%, 04/15/2033	64,487
	150,000	4.18%, 07/15/2024	36,867
	325,000	4.24%, 02/07/2018	79,160

			241,652

		Mexico - 2.0%
		Mexican Bonos
MXN	1,970,000	4.75%, 06/14/2018	103,126
	1,610,000	5.00%, 12/11/2019	83,358
	355,000	5.75%, 03/05/2026	18,117
	2,975,000	6.50%, 06/10/2021	160,869
	990,000	6.50%, 06/09/2022	53,593
	110,000	8.00%, 12/07/2023	6,450
		Mexico Government International Bond
$	45,000	3.50%, 01/21/2021	47,385
	40,000	4.75%, 03/08/2044	39,900

			512,798

		Peru - 0.5%
PEN	215,000	Peru Government Bond 6.95%, 08/12/2031	69,481
$	60,000	Peruvian Government International Bond 4.13%, 08/25/2027	66,825

			136,306

		Poland - 0.7%
		Poland Government Bond
PLN	135,000	2.50%, 07/25/2026	32,655
	50,000	3.25%, 07/25/2019	13,185
	250,000	4.00%, 10/25/2023	68,004
	220,000	5.25%, 10/25/2020	62,317

			176,161

		Romania - 0.2%
		Romania Government Bond
RON	80,000	4.75%, 02/24/2025	21,842
	110,000	5.75%, 04/29/2020	30,285

			52,127

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.6% - (continued)
		Russia - 1.4%
RUB	10,650,000	Russian Federal Bond - OFZ 6.20%, 01/31/2018	$163,207
$	200,000	Russian Foreign Bond - Eurobond 4.88%, 09/16/2023(4)	214,992

			378,199

		Saudi Arabia - 0.8%
	200,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	199,500

		South Africa - 1.4%
		South Africa Government Bond
ZAR	1,840,000	6.25%, 03/31/2036	99,183
	3,200,000	6.50%, 02/28/2041	172,225
	1,315,000	8.75%, 01/31/2044	91,264

			362,672

		Thailand - 0.5%
		Thailand Government Bond
THB	2,465,000	3.63%, 06/16/2023	77,568
	2,145,000	3.88%, 06/13/2019	64,702

			142,270

		Turkey - 2.5%
		Turkey Government Bond
TRY	620,000	8.00%, 03/12/2025	179,933
	125,000	8.50%, 09/14/2022	38,176
	340,000	8.80%, 11/14/2018	109,277
	425,000	9.00%, 07/24/2024	131,583
$	200,000	Turkey Government International Bond 4.25%, 04/14/2026	191,514

			650,483

		Ukraine - 0.4%
	100,000	Ukraine Government International Bond 7.75%, 09/01/2023(4)	97,010

		United Kingdom - 0.4%
		United Kingdom Gilt
GBP	3,000	1.50%, 07/22/2026(4)	3,760
	1,000	4.25%, 12/07/2040(4)	1,795
	11,425	4.25%, 12/07/2046(4)	21,684
	10,619	4.25%, 12/07/2055(4)	22,345
	8,586	4.50%, 09/07/2034(4)	15,002
	26,997	4.75%, 12/07/2030(4)	46,612

			111,198

		Total Foreign Government Obligations (cost $5,337,471)	$5,399,154

U.S. GOVERNMENT SECURITIES - 3.9%
		U.S. Treasury Securities - 3.9%
		U.S. Treasury Bonds - 0.7%
$	11,000	2.50%, 05/15/2046	$10,799
	66,500	3.13%, 08/15/2044	73,976
	18,100	4.50%, 02/15/2036	24,610
	53,400	5.25%, 02/15/2029	72,511

			181,896

		U.S. Treasury Notes - 3.2%
	23,000	0.75%, 10/31/2018	22,953
	10,000	1.13%, 10/31/2021	9,969
	71,400	1.25%, 02/29/2020	71,799

The accompanying notes are an integral part of these financial statements.

74

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 3.9% - (continued)
		U.S. Treasury Notes - 3.2% - (continued)
$	81,100	1.38%, 09/30/2018	$81,848
	69,600	1.50%, 08/31/2018	70,399
	85,300	1.63%, 11/15/2022	85,790
	81,600	1.75%, 09/30/2019	83,363
	88,400	2.00%, 11/15/2021	91,104
	80,200	2.13%, 08/15/2021	83,110
	68,400	2.13%, 05/15/2025	70,329
	88,500	2.38%, 12/31/2020	92,569
	81,200	3.50%, 02/15/2018	84,010

			847,243

		Total U.S. Government Securities (cost $1,017,781)	$1,029,139

COMMON STOCKS - 36.1%
		Automobiles & Components - 0.9%
	400	Bridgestone Corp.	$14,930
	134	Cie Generale des Etablissements Michelin	14,513
	67	Continental AG	12,870
	881	Daimler AG	62,852
	900	Fuji Heavy Industries Ltd.	35,169
	1,924	General Motors Co.	60,798
	3,600	Nissan Motor Co., Ltd.	36,621

			237,753

		Banks - 3.4%
	258,000	Agricultural Bank of China Ltd. Class H	108,533
	930	Bank of America Corp.	15,345
	232	Bank of Montreal	14,764
	282	Bank of Nova Scotia	15,154
	1,797	Bank of Queensland Ltd.	14,259
	1,434	Barclays Africa Group Ltd.	16,641
	245	BNP Paribas S.A.	14,206
	186	Canadian Imperial Bank of Commerce	13,937
	219,000	China Construction Bank Corp. Class H	159,924
	328	Citigroup, Inc.	16,121
	230,000	Industrial & Commercial Bank of China Ltd. Class H	138,055
	7,525	ING Groep N.V.	98,781
	1,528	JP Morgan Chase & Co.	105,829
	241	Royal Bank of Canada	15,057
	1,971	Wells Fargo & Co.	90,686
	2,678	Westpac Banking Corp.	61,929

			899,221

		Capital Goods - 1.3%
	564	3M Co.	93,229
	5,459	ABB Ltd.*	112,622
	121	Cummins, Inc.	15,466
	33	Geberit AG	13,951
	1,100	ITOCHU Corp.	13,892
	141	MAN SE	14,432
	143	Rockwell Automation, Inc.	17,120
	77	Schindler Holding AG	14,305
	189	Vinci S.A.	13,687
	276	Wolseley plc	14,316
	63	WW Grainger, Inc.	13,112

			336,132

		Commercial & Professional Services - 0.1%
	387	Robert Half International, Inc.	14,482

Shares or Principal Amount			Market Value†
COMMON STOCKS - 36.1% - (continued)
		Consumer Durables & Apparel - 0.7%
$	2,234	Barratt Developments plc	$12,389
	596	Persimmon plc	12,337
	1,188	Polaris Industries, Inc.	91,013
	35,185	Taylor Wimpey plc	60,931

			176,670

		Consumer Services - 0.5%
	764	Compass Group plc	13,824
	481	Flight Centre Travel Group Ltd.	12,359
	1,778	Starbucks Corp.	94,358
	2,809	William Hill plc	10,161

			130,702

		Diversified Financials - 0.2%
	4,718	FirstRand Ltd.	16,918
	34	Partners Group Holding AG	17,212
	3,780	RMB Holdings Ltd.	16,651

			50,781

		Energy - 2.9%
	3,952	Caltex Australia Ltd.	91,992
	14,000	Formosa Petrochemical Corp.	46,744
	2,407	Lukoil PJSC ADR	117,004
	2,483	Marathon Petroleum Corp.	108,234
	2,350	Neste Oyj	101,384
	3,013	Pembina Pipeline Corp.	92,571
	176	Phillips 66	14,282
	107	SK Innovation Co., Ltd.	14,085
	2,280	Surgutneftegas OJSC ADR	9,941
	816	Tatneft PSJC ADR	27,540
	181	Tesoro Corp.	15,379
	2,261	Valero Energy Corp.	133,942

			773,098

		Food & Staples Retailing - 1.4%
	1,158	BIM Birlesik Magazalar AS	18,878
	1,056	CVS Health Corp.	88,810
	300	FamilyMart Co., Ltd.	18,816
	172	George Weston Ltd.	14,016
	429	ICA Gruppen AB	13,318
	4,054	Koninklijke Ahold Delhaize N.V.	92,482
	300	Seven & I Holdings Co., Ltd.	12,522
	1,322	Wal-Mart Stores, Inc.	92,566
	178	Walgreens Boots Alliance, Inc.	14,726
	374	Whole Foods Market, Inc.	10,580

			376,714

		Food, Beverage & Tobacco - 2.2%
	352	Associated British Foods plc	10,588
	12	Barry Callebaut AG	14,944
	1,751	Campbell Soup Co.	95,149
	2	Chocoladefabriken Lindt & Spruengli AG	10,386
	516	Coca-Cola HBC AG*	11,135
	191	Danone S.A.	13,248
	3,426	Diageo plc	91,188
	709	Dr Pepper Snapple Group, Inc.	62,243
	2,024	General Mills, Inc.	125,448
	352	Hormel Foods Corp.	13,552
	143	McCormick & Co., Inc.	13,709
	473	Saputo, Inc.	16,997
	233	Tyson Foods, Inc. Class A	16,508

The accompanying notes are an integral part of these financial statements.

75

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
COMMON STOCKS - 36.1% - (continued)
		Food, Beverage & Tobacco - 2.2% - (continued)
$	30,000	Uni-President Enterprises Corp.	$57,961
	18,500	WH Group Ltd.(1)	14,983

			568,039

		Health Care Equipment & Services - 1.5%
	120	Aetna, Inc.	12,882
	641	Anthem, Inc.	78,112
	1,166	Cardinal Health, Inc.	80,092
	400	Hoya Corp.	16,690
	175	Quest Diagnostics, Inc.	14,252
	238	ResMed, Inc.	14,225
	918	Sonic Healthcare Ltd.	14,277
	550	Sonova Holding AG	73,762
	726	UnitedHealth Group, Inc.	102,606

			406,898

		Household & Personal Products - 1.5%
	346	Church & Dwight Co., Inc.	16,698
	155	Estee Lauder Cos., Inc. Class A	13,505
	300	Kao Corp.	15,437
	508	L’Oreal S.A.	91,013
	365	Reckitt Benckiser Group plc	32,653
	5,239	Unilever N.V.	219,126

			388,432

		Insurance - 2.5%
	1,131	Allianz SE	176,554
	6,468	AXA S.A.	145,933
	799	Baloise Holding AG	98,301
	581	Hannover Rueck SE	64,817
	1,015	Manulife Financial Corp.	14,703
	800	MS&AD Insurance Group Holdings, Inc.	23,749
	460	Power Financial Corp.	10,872
	335	Principal Financial Group, Inc.	18,291
	1,250	Prudential Financial, Inc.	105,987

			659,207

		Materials - 1.1%
	177	BASF SE	15,625
	73	EMS-Chemie Holding AG	36,642
	473	Evonik Industries AG	14,813
	1,658	LyondellBasell Industries N.V. Class A	131,894
	2,400	Mitsubishi Chemical Holdings Corp.	15,758
	52	Sherwin-Williams Co.	12,733
	3	Sika AG	14,419
	1,674	Stora Enso Oyj Class R	15,820
	746	UPM-Kymmene Oyj	17,353
	419	Yara International ASA	14,801

			289,858

		Media - 0.9%
	1,557	Comcast Corp. Class A	96,254
	708	Eutelsat Communications S.A.	14,836
	215	Omnicom Group, Inc.	17,161
	1,045	Walt Disney Co.	96,861
	639	WPP plc	13,875

			238,987

		Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
	562	Actelion Ltd.*	81,207
	355	Agilent Technologies, Inc.	15,467
	575	Amgen, Inc.	81,167
	6,400	Astellas Pharma, Inc.	94,988

Shares or Principal Amount			Market Value†
COMMON STOCKS - 36.1% - (continued)
		Pharmaceuticals, Biotechnology & Life Sciences - 2.0% - (continued)
$	940	Bayer AG	$93,332
	167	CSL Ltd.	12,743
	10	Galenica AG	10,026
	811	Johnson & Johnson	94,068
	89	Lonza Group AG*	16,795
	700	Mitsubishi Tanabe Pharma Corp.	13,625

			513,418

		Real Estate - 0.0%
	2,000	Wheelock & Co., Ltd.	12,308

		Retailing - 0.6%
	497	Best Buy Co., Inc.	19,338
	834	Gap, Inc.	23,010
	169	Genuine Parts Co.	15,310
	995	Industria de Diseno Textil S.A.	34,718
	235	Ross Stores, Inc.	14,697
	171	Target Corp.	11,753
	194	TJX Cos., Inc.	14,307
	2,839	Truworths International Ltd.	15,063

			148,196

		Semiconductors & Semiconductor Equipment - 2.0%
	6,747	Intel Corp.	235,268
	307	QUALCOMM, Inc.	21,097
	42,000	Taiwan Semiconductor Manufacturing Co., Ltd.	252,057
	234	Texas Instruments, Inc.	16,579

			525,001

		Software & Services - 1.2%
	876	Accenture plc Class A	101,826
	999	Mastercard, Inc. Class A	106,913
	2,460	Oracle Corp.	94,513
	178	Visa, Inc. Class A	14,687

			317,939

		Technology Hardware & Equipment - 1.5%
	982	Apple, Inc.	111,496
	7,812	Cisco Systems, Inc.	239,672
	500	Hon Hai Precision Industry Co., Ltd.	1,351
	12	Samsung Electronics Co., Ltd.	17,164
	8,000	Zhen Ding Technology Holding Ltd.	18,199

			387,882

		Telecommunication Services - 2.8%
	5,969	AT&T, Inc.	219,600
	2,007	BCE, Inc.	91,185
	27,668	BT Group plc	126,997
	28,000	China Telecom Corp. Ltd. Class H	14,436
	1,413	Elisa Oyj	47,606
	34,000	HKT Trust & HKT Ltd.	46,733
	1,437	Inmarsat plc	12,327
	300	Nippon Telegraph & Telephone Corp.	13,301
	367	Rogers Communications, Inc. Class B	14,764
	5,200	Singapore Telecommunications Ltd.	14,492
	10,800	StarHub Ltd.	26,216
	226	Swisscom AG	103,310
	3,192	Telkom S.A. SOC Ltd.	14,713

			745,680

		Transportation - 2.0%
	9,000	Cathay Pacific Airways Ltd.	11,846
	1,403	CH Robinson Worldwide, Inc.	95,572

The accompanying notes are an integral part of these financial statements.

76

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
COMMON STOCKS - 36.1% - (continued)
		Transportation - 2.0% - (continued)
$	49,000	China Airlines Ltd.	$14,824
	2,503	Delta Air Lines, Inc.	104,550
	4,067	easyJet plc	46,639
	3,200	Japan Airlines Co., Ltd.	94,438
	13,500	MTR Corp. Ltd.	74,710
	38,137	Qantas Airways Ltd.	88,624

			531,203

		Utilities - 2.9%
	402	Ameren Corp.	20,080
	274	American Electric Power Co., Inc.	17,766
	15,879	AusNet Services	18,087
	70,000	China Power International Development Ltd.	25,455
	8,000	China Resources Power Holdings Co., Ltd.	13,555
	1,500	CLP Holdings Ltd.	15,247
	381	CMS Energy Corp.	16,059
	181	Consolidated Edison, Inc.	13,675
	203	Dominion Resources, Inc.	15,266
	195	DTE Energy Co.	18,722
	1,901	Duke Energy Corp.	152,118
	227	Edison International	16,680
	5,061	Endesa S.A.	107,423
	15,500	HK Electric Investments & HK Electric Investments Ltd.(1)	15,351
	383	Korea Electric Power Corp.	16,569
	10,613	National Grid plc	138,052
	114	NextEra Energy, Inc.	14,592
	4,000	Osaka Gas Co., Ltd.	16,637
	368	PPL Corp.	12,637
	421	Public Service Enterprise Group, Inc.	17,716
	2,653	Snam S.p.A.	13,978
	281	Southern Co.	14,491
	3,000	Tokyo Gas Co., Ltd.	13,612
	231	WEC Energy Group, Inc.	13,795
	348	Xcel Energy, Inc.	14,459

			752,022

		Total Common Stocks (cost $9,461,717)	$9,480,623

CLOSED END FUNDS - 2.1%
		Other Investment Pools & Funds - 2.1%
	32,080	3i Infrastructure plc	$75,144
	56,859	BBGI SICAV SA	101,261
	46,819	GCP Infrastructure Investments Ltd.	73,696
	48,392	HICL Infrastructure Co. Ltd.	101,050
	52,182	International Public Partnerships Ltd.	101,709
	76,706	Starwood European Real Estate Finance Ltd.	99,991

		Total Closed End Funds (cost $639,779)	$552,851

EXCHANGE TRADED FUNDS - 3.9%
		Other Investment Pools & Funds - 3.9%
	8,929	iShares DJ STOXX Global Select Dividend 100 UCITS	$258,555
	6,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	762,174

		Total Exchange Traded Funds (cost $1,033,978)	$1,020,729

		Total Long-Term Investments (cost $23,886,380)	$23,845,352

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 8.5%
		Foreign Government Obligations - 2.8%
CAD	1,000,000	Canadian Treasury Bill 0.53%, 04/06/2017(7)	$743,972

		Other Investment Pools & Funds - 5.7%
	1,479,360	Morgan Stanley Treasury Securities Portfolio, Institutional Class	1,479,360

		Total Short-Term Investments (cost $2,232,947)	$2,223,332

Total Investments Excluding Purchased Options (cost $26,119,327)	99.3%	$26,068,684

Total Purchased Options (cost $83,382)	0.1%	$19,072

Total Investments (cost $26,202,709)^	99.4%	$26,087,756
Other Assets and Liabilities	0.6%	169,125

Total Net Assets	100.0%	$26,256,881

The accompanying notes are an integral part of these financial statements.

77

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $26,247,162 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$750,656
Unrealized Depreciation	(910,062)

Net Unrealized Depreciation	$(159,406)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $2,999,136, which represents 11.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $1,559,201, which represents 5.9% of total net assets.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $40,000 at October 31, 2016.

(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(7)	The rate shown represents current yield to maturity.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Euro Stoxx 50 Index Option	SGG	2,800.00 EUR	12/16/16	EUR	73	$19,072	$83,382	$(64,310)

Total purchased option contracts						$19,072	$83,382	$(64,310)

The accompanying notes are an integral part of these financial statements.

78

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
SPI 200 Future	3	12/15/2016	$301,645	$301,808	$163

Short position contracts:
Dax Index Future	1	12/16/2016	$293,619	$293,017	$602
Euro Stoxx 50 Future	16	12/16/2016	538,927	536,229	2,698
Euro-Bund Future	3	12/08/2016	540,814	534,066	6,748
Mini MSCI Emerging Market Future	6	12/16/2016	274,484	271,050	3,434
Russell 2000 Mini Future	2	12/16/2016	243,275	237,860	5,415
S&P 500 (E-Mini) Future	8	12/16/2016	853,860	848,040	5,820
Tokyo Price Index Future	2	12/08/2016	260,690	266,044	(5,354)
U.S. Treasury 10-Year Note Future	6	12/20/2016	782,050	777,750	4,300
U.S. Treasury 5-Year Note Future	1	12/30/2016	121,053	120,797	256

Total					$23,919

Total futures contracts					$24,082

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Sell	01/19/17	RBC	$737,034	$742,494	$(5,460)
BRL	Buy	11/03/16	JPM	431,906	437,234	5,328
BRL	Buy	01/04/17	JPM	246,102	250,616	4,514
BRL	Buy	01/04/17	CSI	179,116	178,441	(675)
BRL	Sell	11/03/16	CSI	182,360	181,841	519
BRL	Sell	11/03/16	JPM	252,280	255,392	(3,112)
BRL	Sell	01/04/17	JPM	424,982	429,058	(4,076)
CAD	Buy	11/04/16	ANZ	63,551	63,542	(9)
CAD	Buy	11/04/16	CSFB	18,576	18,249	(327)
CAD	Sell	11/04/16	UBS	83,521	81,791	1,730
CAD	Sell	12/05/16	ANZ	63,564	63,556	8
CAD	Sell	12/05/16	BCLY	2,749	2,748	1
CAD	Sell	01/19/17	SSG	1,753,674	1,732,332	21,342
CHF	Sell	01/19/17	UBS	551,126	550,377	749
COP	Sell	01/19/17	HSBC	145,779	142,812	2,967
COP	Sell	01/19/17	BCLY	131,231	129,090	2,141
EUR	Buy	11/04/16	ANZ	109,134	109,294	160
EUR	Buy	11/04/16	JPM	8,215	8,175	(40)
EUR	Buy	11/04/16	SCB	33,985	33,278	(707)
EUR	Sell	11/04/16	BCLY	149,638	145,933	3,705
EUR	Sell	11/04/16	CSFB	4,932	4,814	118
EUR	Sell	12/05/16	ANZ	109,270	109,439	(169)
EUR	Sell	01/19/17	ANZ	1,178,814	1,172,453	6,361
GBP	Buy	11/04/16	BNP	112,453	112,657	204
GBP	Buy	11/04/16	RBC	4,198	4,217	19
GBP	Buy	11/04/16	BNP	6,556	6,234	(322)
GBP	Buy	11/04/16	BNP	37,261	35,773	(1,488)
GBP	Sell	11/04/16	JPM	168,701	158,881	9,820
GBP	Sell	12/05/16	JPM	2,124	2,129	(5)
GBP	Sell	12/05/16	BNP	112,520	112,733	(213)
GBP	Sell	01/19/17	SSG	1,439,690	1,444,673	(4,983)
HKD	Sell	01/19/17	ANZ	511,424	511,420	4
IDR	Sell	01/19/17	SCB	287,659	289,597	(1,938)
INR	Buy	01/19/17	BCLY	268,516	269,323	807
KRW	Buy	01/19/17	HSBC	774,421	767,126	(7,295)
KRW	Sell	01/19/17	HSBC	1,317,539	1,307,085	10,454

The accompanying notes are an integral part of these financial statements.

79

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MXN	Buy	01/19/17	RBC	$189,293	$190,890	$1,597
MXN	Sell	01/19/17	CBK	320,163	315,703	4,460
MXN	Sell	01/19/17	RBSC	194,635	190,890	3,745
MYR	Buy	01/19/17	HSBC	189,463	187,369	(2,094)
MYR	Sell	01/19/17	SCB	264,064	265,499	(1,435)
NOK	Buy	12/22/16	JPM	251,737	245,720	(6,017)
NZD	Sell	01/19/17	SSG	398,148	403,588	(5,440)
RUB	Buy	01/19/17	CSFB	216,900	217,200	300
SEK	Sell	01/19/17	CSFB	14,794	14,454	340
SGD	Buy	01/19/17	JPM	238,941	238,010	(931)
SGD	Sell	01/19/17	CSFB	305,318	304,163	1,155
THB	Buy	01/19/17	HSBC	110,216	110,089	(127)
THB	Sell	01/19/17	ANZ	245,020	248,549	(3,529)
TRY	Sell	01/19/17	RBSC	476,908	478,785	(1,877)
TWD	Sell	01/19/17	BCLY	1,545,636	1,552,594	(6,958)
ZAR	Sell	01/19/17	CBK	355,018	375,777	(20,759)

Total						$2,562

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zeland Banking Group
BCLY	Barclays
BNP	BNP Paribas Securities Services
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities, Inc.
RBSC	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGG	Societe Generale SA
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
OJSC	Open Joint Stock Company
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

80

Hartford Schroders Income Builder Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$6,362,856	$—	$6,362,856	$—
Foreign Government Obligations	5,399,154	—	5,399,154	—
U.S. Government Securities	1,029,139	—	1,029,139	—
Common Stocks
Automobiles & Components	237,753	60,798	176,955	—
Banks	899,221	286,893	612,328	—
Capital Goods	336,132	138,927	197,205	—
Commercial & Professional Services	14,482	14,482	—	—
Consumer Durables & Apparel	176,670	91,013	85,657	—
Consumer Services	130,702	94,358	36,344	—
Diversified Financials	50,781	—	50,781	—
Energy	773,098	518,893	254,205	—
Food & Staples Retailing	376,714	220,698	156,016	—
Food, Beverage & Tobacco	568,039	343,606	224,433	—
Health Care Equipment & Services	406,898	302,169	104,729	—
Household & Personal Products	388,432	30,203	358,229	—
Insurance	659,207	149,853	509,354	—
Materials	289,858	144,627	145,231	—
Media	238,987	210,276	28,711	—
Pharmaceuticals, Biotechnology & Life Sciences	513,418	190,702	322,716	—
Real Estate	12,308	—	12,308	—
Retailing	148,196	98,415	49,781	—
Semiconductors & Semiconductor Equipment	525,001	272,944	252,057	—
Software & Services	317,939	317,939	—	—
Technology Hardware & Equipment	387,882	351,168	36,714	—
Telecommunication Services	745,680	372,282	373,398	—
Transportation	531,203	200,122	331,081	—
Utilities	752,022	358,056	393,966	—
Closed End Funds	552,851	375,998	176,853	—
Exchange Traded Funds	1,020,729	762,174	258,555	—
Short-Term Investments	2,223,332	1,479,360	743,972	—
Purchased Options	19,072	19,072	—	—
Foreign Currency Contracts(2)	82,548	—	82,548	—
Futures Contracts(2)	29,436	29,436	—	—

Total	$26,199,740	$7,434,464	$18,765,276	$—

Liabilities
Foreign Currency Contracts(2)	$(79,986)	$—	$(79,986)	$—
Futures Contracts(2)	(5,354)	(5,354)	—	—

Total	$(85,340)	$(5,354)	$(79,986)	$—

(1)	For the year ended October 31, 2016, investments valued at $286,372 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor and there were no transfers from Level 1 to Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Australia - 4.6%
65,829	Acrux Ltd.*	$17,026
156,323	Adelaide Brighton Ltd.	635,123
37,791	Ausdrill Ltd.*	37,954
1,161,275	Beach Energy Ltd.	632,102
22,416	BGP Holdings plc(1)(2)	1,463
94,818	BHP Billiton Ltd.	1,656,549
108,139	BHP Billiton plc	1,626,093
17,460	BT Investment Management Ltd.	122,387
263,817	BWP Trust REIT	594,997
69,442	Cabcharge Australia Ltd.	189,827
130,875	Charter Hall Group REIT	466,971
223,078	Coca-Cola Amatil Ltd.	1,616,152
61,175	Collection House Ltd.	62,003
263,471	Cromwell Property Group REIT	182,181
88,010	CSR Ltd.	244,378
45,798	Downer EDI Ltd.	202,422
7,355	DWS Ltd.	6,882
13,276	Fleetwood Corp. Ltd.*	20,198
29,018	Flight Centre Travel Group Ltd.	745,570
25,590	Folkestone Education Trust REIT	48,276
199,850	Iluka Resources Ltd.	876,166
86,183	IRESS Ltd.	742,144
98,377	MACA Ltd.	131,710
20,740	Macquarie Group Ltd.	1,253,720
222,513	Medusa Mining Ltd.*	108,646
366,789	Metals X Ltd.*	386,099
33,336	Monadelphous Group Ltd.	235,576
104,859	OZ Minerals Ltd.	535,761
312,224	Perseus Mining Ltd.*	146,764
824,890	Ramelius Resources Ltd.*	306,721
26,653	RCR Tomlinson Ltd.	53,931
249,259	Resolute Mining Ltd.	294,437
150,596	Sandfire Resources NL	594,035
54,112	Seek Ltd.	600,985
84,490	Southern Cross Media Group Ltd.	92,234
172,113	St. Barbara Ltd.*	351,285
794,075	Telstra Corp. Ltd.	3,003,147
271,473	Western Areas Ltd.*	509,179
34,423	Woodside Petroleum Ltd.	736,858

		20,067,952

	Austria - 0.6%
10,524	Andritz AG	550,251
14,298	Oesterreichische Post AG*	493,314
49,196	OMV AG	1,535,388

		2,578,953

	Belgium - 0.7%
118,673	AGFA-Gevaert N.V.*	493,217
1,119	Barco N.V.	87,952
62,954	Proximus	1,801,900
2,702	Sofina S.A.	377,408
3,145	Van de Velde N.V.	221,404

		2,981,881

	Brazil - 1.3%
207,100	Banco do Estado do Rio Grande do Sul S.A. Class B, (Preference Shares)*	882,381
62,379	BTG Pactual Group UNIT	317,758
13,900	Cia de Saneamento de Minas Gerais-COPASA*	145,096
62,717	Cia Energetica de Minas Gerais ADR	189,405

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Brazil - 1.3% - (continued)
32,900	Cia Energetica de Sao Paulo Class B, (Preference Shares)	$152,853
16,800	Cia Hering	101,895
52,500	Cia Paranaense de Energia ADR	599,025
66,500	EDP - Energias do Brasil S.A.	319,792
47,300	Engie Brasil Energia S.A.	600,882
13,600	Eternit S.A.*	6,604
20,171	Ez Tec Empreendimentos e Participacoes S.A.	104,457
12,300	Grendene S.A.	75,603
3,800	Mahle-Metal Leve S.A.	26,345
36,000	Multiplus S.A.	488,120
21,700	QGEP Participacoes S.A.	37,526
63,100	Qualicorp S.A.	406,038
66,300	Transmissora Alianca de Energia Eletrica S.A. UNIT	430,992
38,200	Vale S.A.	264,241
45,100	Vale S.A. (Preference Shares)	291,483

		5,440,496

	Cambodia - 0.0%
170,000	NagaCorp Ltd.	104,876

	Canada - 2.3%
259,800	Athabasca Oil Corp.*	244,053
10,000	BCE, Inc.	454,335
67,300	Cameco Corp.	518,310
4,500	Canfor Pulp Products, Inc.	34,019
84,300	Centerra Gold, Inc.	426,119
38,000	CI Financial Corp.	699,202
47,700	Dominion Diamond Corp.	405,413
42,200	Eldorado Gold Corp.*	133,084
188,147	Entertainment One Ltd.	534,738
12,600	First Quantum Minerals Ltd.	119,678
39,300	Genworth MI Canada, Inc.	853,507
2,700	Gluskin Sheff + Associates, Inc.	32,389
15,500	Goldcorp, Inc.	235,395
17,900	Granite Oil Corp.	67,660
90,600	IAMGOLD Corp.*	362,724
71,300	Kinross Gold Corp.*	276,950
128,000	Lundin Mining Corp.*	501,007
22,100	Magna International, Inc.	907,364
31,600	Medical Facilities Corp.	515,476
1,300	Morguard Real Estate Investment Trust REIT	14,732
104,600	Nevsun Resources Ltd.	303,358
12,600	Noranda Income Fund UNIT	22,451
3,900	North West Co., Inc.	74,435
57,100	SEMAFO, Inc.*	223,922
17,300	Teck Resources Ltd. Class B	373,524
232,900	Teranga Gold Corp.*	189,265
3,300	Torstar Corp. Class B	4,109
21,400	Transcontinental, Inc. Class A	286,227
183,500	Turquoise Hill Resources Ltd.*	569,120
3,400	Westshore Terminals Investment Corp.	65,577
80,400	Wi-LAN, Inc.	115,088
36,100	Yamana Gold, Inc.	128,919
10,410	Yellow Pages Ltd.*	168,649

		9,860,799

	Chile - 0.1%
38,200	Enersis Americas S.A. ADR	331,194
24,800	Enersis Chile S.A.	123,256

		454,450

The accompanying notes are an integral part of these financial statements.

82

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	China - 2.8%
26,367	51job, Inc. ADR*	$896,478
63,000	Anhui Conch Cement Co., Ltd. Class H	174,127
3,185,000	Bank of China Ltd. Class H	1,427,259
30,000	Baoye Group Co., Ltd. Class H	23,190
562,000	China BlueChemical Ltd. Class H	108,636
207,000	China Child Care Corp. Ltd.*	14,652
582,000	China Communications Services Corp. Ltd. Class H	345,328
36,000	China Lilang Ltd.	20,281
306,000	China Shineway Pharmaceutical Group Ltd.	314,437
80,000	China Taifeng Beddings Holdings Ltd.*(1)(2)	—
488,000	CNOOC Ltd.	614,038
496,000	Dongfeng Motor Group Co., Ltd. Class H	516,970
191,000	Haitian International Holdings Ltd.	393,728
256,500	Hengan International Group Co., Ltd.	2,037,821
2,329,000	Industrial & Commercial Bank of China Ltd. Class H	1,397,957
318,000	Jiangsu Expressway Co., Ltd. Class H	432,363
213,000	Pacific Online Ltd.	52,918
304,500	Ping An Insurance Group Co. of China Ltd. Class H	1,602,740
26,300	Qinqin Foodstuffs Group Cayman Co., Ltd.*	9,071
370,000	Shenguan Holdings Group Ltd.	29,987
5,160,000	Sihuan Pharmaceutical Holdings Group Ltd.	1,236,011
131,500	Sinopec Engineering Group Co., Ltd. Class H	116,095
122,000	Xingda International Holdings Ltd.	50,663
384,700	Yangzijiang Shipbuilding Holdings Ltd.	205,666

		12,020,416

	Denmark - 0.4%
377	AP Moeller - Maersk A/S Class B	578,273
24,466	Novo Nordisk A/S Class B	875,256
40,297	Spar Nord Bank A/S	404,046

		1,857,575

	Finland - 1.4%
12,444	Kone Oyj Class B	572,569
9,990	Lassila & Tikanoja Oyj	207,925
13,854	Metso Oyj	363,248
10,974	Neste Oyj	473,441
37,612	Orion Oyj Class B	1,600,913
34,536	Sampo Oyj Class A	1,582,233
14,992	Tieto Oyj	411,268
33,707	UPM-Kymmene Oyj	784,076

		5,995,673

	France - 5.1%
4,294	Altamir	54,868
9,910	Amundi S.A.(3)	485,982
85,356	AXA S.A.	1,925,829
30,632	BNP Paribas S.A.	1,776,143
8,325	Christian Dior SE	1,605,609
5,734	Cie Generale des Etablissements Michelin	621,038
9,162	CNP Assurances	158,670
72,458	Engie S.A.	1,044,969
40,742	Etablissements Maurel et Prom*	179,341
9,890	Euler Hermes Group	857,921
13,111	Eutelsat Communications S.A.	274,739
747	FFP	54,992
21,096	Imerys S.A.	1,468,796
5,524	Kaufman & Broad S.A.	206,782

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	France - 5.1% - (continued)
755	Linedata Services	$34,810
17,039	Metropole Television S.A.	296,880
26,688	Neopost S.A.	808,283
16,772	Peugeot S.A.*	251,161
27,266	Plastic Omnium S.A.	889,135
36,153	Publicis Groupe S.A.	2,480,086
7,352	Renault S.A.	639,343
41,409	Sanofi	3,222,398
24,308	Societe Generale S.A.	948,194
2,360	Technip S.A.	156,633
31,892	Total S.A.	1,527,783

		21,970,385

	Gabon - 0.0%
272	Total Gabon	38,871

	Germany - 4.1%
763	Amadeus Fire AG	61,303
36,801	BASF SE	3,248,717
31,277	Bayer AG	3,105,482
1,505	Bijou Brigitte AG	89,214
94,042	Commerzbank AG	640,447
24,074	Covestro AG(3)	1,425,599
61,497	Deutsche Bank AG*	889,347
11,289	Deutsche Euroshop AG	487,913
15,118	Deutsche Lufthansa AG	193,497
2,829	GFK SE	95,433
15,589	Hamburger Hafen und Logistik AG	247,796
19,406	HUGO BOSS AG	1,220,256
97	KSB AG (Preference Shares)	39,533
630	Leifheit AG	40,803
4,533	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	880,125
4,537	Porsche Automobil Holding SE (Preference Shares)	245,172
20,157	Siemens AG	2,290,185
26,397	Software AG	959,377
12,139	STADA Arzneimittel AG	608,753
3,582	STO SE & Co. KGaA (Preference Shares)	429,193
21,814	Takkt AG	517,366

		17,715,511

	Greece - 0.1%
5,369	Grivalia Properties REIC A.E. REIT	41,365
11,631	JUMBO S.A.	165,345
6,500	Metka Industrial - Construction S.A.	54,657
13,297	OPAP S.A.	113,411

		374,778

	Hong Kong - 5.0%
606,000	Allied Properties HK Ltd.	128,126
32,000	AMVIG Holdings Ltd.	10,802
221,016	Asian Citrus Holdings Ltd.*(1)(2)	14,541
154,000	Belle International Holdings Ltd.	92,998
245,000	BOC Hong Kong Holdings Ltd.	873,243
732,000	Champion REIT	415,810
922,000	Champion Technology Holdings Ltd.*	19,674
60,000	Chaoda Modern Agriculture Holdings Ltd.*	1,792
510,000	China Lumena New Materials Corp.*(1)(2)	—
198,500	China Mobile Ltd.	2,274,094
414,000	China Overseas Land & Investment Ltd.	1,270,934
25,000	Chong Hing Bank Ltd.	49,127

The accompanying notes are an integral part of these financial statements.

83

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Hong Kong - 5.0% - (continued)
810,000	CSI Properties Ltd.	$29,139
162,400	Dah Sing Banking Group Ltd.	293,290
78,000	Dah Sing Financial Holdings Ltd.	529,077
13,000	Dickson Concepts International Ltd.	4,727
285,000	Emperor Entertainment Hotel Ltd.	68,989
424,000	Giordano International Ltd.	223,538
23,000	Goldlion Holdings Ltd.	9,164
1,354,000	Guangdong Investment Ltd.	2,041,467
123,000	Hang Lung Properties Ltd.	270,491
72,000	Hang Seng Bank Ltd.	1,298,471
6,811	Hanison Construction Holdings Ltd.	1,201
50,561	Henderson Land Development Co., Ltd.	299,080
182,000	HKT Trust & HKT Ltd.	250,159
137,400	Hongkong Land Holdings Ltd.	920,070
134,000	Hopewell Holdings Ltd.	469,186
584,000	Huabao International Holdings Ltd.*	218,574
190,000	Hysan Development Co., Ltd.	876,923
73,000	Kerry Properties Ltd.	231,148
2,548,000	Kunlun Energy Co., Ltd.	1,919,831
501,000	Lai Sun Development Co., Ltd.	10,247
160,000	Lifestyle International Holdings Ltd.	214,363
100,000	Link REIT	711,393
30,000	Luk Fook Holdings International Ltd.	87,970
122,000	NWS Holdings Ltd.	215,861
63,000	Prosperity REIT	27,211
68,000	Qingling Motors Co., Ltd. Class H	21,003
446,000	Real Nutriceutical Group Ltd.	37,309
402,000	S.A. Sa International Holdings Ltd.	183,803
254,000	Sino Land Co., Ltd.	431,277
91,000	Sitoy Group Holdings Ltd.	32,804
184,000	SmarTone Telecommunications Holdings Ltd.	277,753
20,000	Soundwill Holdings Ltd.	36,277
48,000	Sun Hung Kai Properties Ltd.	714,774
206,000	Sunlight Real Estate Investment Trust REIT	127,419
32,500	Swire Pacific Ltd. Class A	337,800
371,800	Swire Properties Ltd.	1,067,690
41,000	TAI Cheung Holdings Ltd.	34,898
198,000	Texwinca Holdings Ltd.	138,774
160,000	Wharf Holdings Ltd.	1,199,633
135,000	Wheelock & Co., Ltd.	830,804
28,000	Yuexiu Transport Infrastructure Ltd.	19,175

		21,863,904

	Hungary - 0.4%
16,117	MOL Hungarian Oil & Gas plc	1,033,747
15,016	OTP Bank plc	420,811
16,387	Wizz Air Holdings plc*(3)	302,610

		1,757,168

	India - 0.4%
6,110	GAIL India Ltd. GDR	235,235
106,400	Infosys Ltd. ADR	1,623,664

		1,858,899

	Indonesia - 0.3%
451,700	Bank Negara Indonesia Persero Tbk PT	192,837
1,206,600	Bank Pembangunan Daerah Jawa Timur Tbk PT	49,455
1,837,000	Panin Financial Tbk PT*	26,888
226,700	United Tractors Tbk PT	375,014
2,646,500	Vale Indonesia Tbk PT*	551,858

		1,196,052

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Ireland - 0.0%
45,739	C&C Group plc	$175,735

	Isle Of Man - 0.2%
58,765	Playtech plc	666,578

	Israel - 1.9%
61,475	Babylon Ltd.	38,983
283,513	Bank Hapoalim BM	1,635,226
40,238	Bank Leumi Le-Israel BM*	151,820
247,874	Bezeq The Israeli Telecommunication Corp. Ltd.	450,240
2,886	Formula Systems 1985 Ltd.	111,173
73,790	Israel Chemicals Ltd.	262,219
15,080	Matrix IT Ltd.	106,924
22,400	Taro Pharmaceutical Industries Ltd.*	2,273,824
74,100	Teva Pharmaceutical Industries Ltd. ADR	3,167,034

		8,197,443

	Italy - 0.8%
11,242	ACEA S.p.A.	145,623
65,372	Ascopiave S.p.A.	191,175
12,796	ASTM S.p.A.	138,134
24,327	Azimut Holding S.p.A.	390,485
5,571	Banca Generali S.p.A.	123,880
117,029	Banca Mediolanum S.p.A.	809,148
25,548	Eni S.p.A.	370,759
13,057	La Doria S.p.A.	109,904
122,669	Mediobanca S.p.A.	898,585
37,577	Societa Cattolica di Assicurazioni S.c.r.l.	227,203
5,233	Vittoria Assicurazioni S.p.A.	55,894

		3,460,790

	Japan - 18.6%
3,300	Achilles Corp.	47,447
11,400	ADEKA Corp.	172,328
5,800	Aica Kogyo Co., Ltd.	165,509
800	Aichi Bank Ltd.	44,325
1,300	Aichi Steel Corp.	62,595
7,900	Ajis Co., Ltd.	371,570
2,300	Alpine Electronics, Inc.	30,701
34,900	Amano Corp.	649,332
3,400	Amiyaki Tei Co., Ltd.	125,607
2,600	Amuse, Inc.	43,970
349,000	Aozora Bank Ltd.	1,153,116
2,200	Arcland Sakamoto Co., Ltd.	26,204
3,300	Asahi Broadcasting Corp.	21,527
18,100	Asahi Diamond Industrial Co., Ltd.	134,881
17,000	Asahi Holdings, Inc.	306,156
73,000	Asahi Kasei Corp.	658,097
202,600	Astellas Pharma, Inc.	3,006,960
19,000	Atsugi Co., Ltd.	20,803
110,000	Awa Bank Ltd.	723,374
1,500	Bando Chemical Industries Ltd.	14,435
59,000	Bank of Kyoto Ltd.	432,665
52,300	BML, Inc.	1,387,124
48,600	Bridgestone Corp.	1,813,929
12,000	Bunka Shutter Co., Ltd.	99,513
300	C Uyemura & Co., Ltd.	13,964
31,000	Calsonic Kansei Corp.	388,511
6,200	Canon Electronics, Inc.	96,438
49,200	Canon, Inc.	1,413,418
1,000	Central Automotive Products Ltd.	8,654
18,500	Central Japan Railway Co.	3,145,853
100,000	Chiba Bank Ltd.	618,479

The accompanying notes are an integral part of these financial statements.

84

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Japan - 18.6% - (continued)
8,100	Chiyoda Integre Co., Ltd.*	$167,648
2,100	Chori Co., Ltd.	33,298
11,000	Chugoku Marine Paints Ltd.	80,051
2,200	Cleanup Corp.	18,735
1,800	Comture Corp.	63,002
3,300	CONEXIO Corp.	44,801
3,100	Corona Corp.	33,166
19,300	Create SD Holdings Co., Ltd.	404,014
3,900	CTS Co., Ltd.	38,347
45,300	Daicel Corp.	595,658
13,000	Daiichi Jitsugyo Co., Ltd.	72,008
26,800	Daiichikosho Co., Ltd.	1,165,050
1,800	Dainichi Co., Ltd.	11,142
11,000	Daiwa Industries Ltd.	95,806
12,300	Denso Corp.	535,234
39,000	Dexerials Corp.	313,133
23,300	DTS Corp.	516,188
50,400	Dynam Japan Holdings Co., Ltd.	72,438
8,700	Eagle Industry Co., Ltd.	124,127
6,000	Eidai Co., Ltd.	25,909
5,400	Enplas Corp.	166,852
174,800	F@N Communications, Inc.	1,305,335
15,200	Foster Electric Co., Ltd.	278,921
59,300	Fuji Heavy Industries Ltd.	2,317,235
2,400	Fuji Kosan Co., Ltd.	9,731
8,400	Fujikura Kasei Co., Ltd.	50,559
7,200	Fujimori Kogyo Co., Ltd.	178,881
1,600	Fujishoji Co., Ltd.	16,967
2,800	Fujitsu Frontech Ltd.	33,468
10,000	Fujitsu General Ltd.	229,467
1,100	FuKoKu Co., Ltd.	8,715
2,100	Fukuda Denshi Co., Ltd.	126,427
7,700	Fukushima Industries Corp.	262,871
11,100	Fuso Chemical Co., Ltd.	236,748
14,400	Future Corp.	95,974
2,400	Gendai Agency, Inc.	12,029
11,600	Geo Holdings Corp.	147,157
42,700	Gree, Inc.	236,776
202,800	GungHo Online Entertainment, Inc.	513,098
54,000	Hachijuni Bank Ltd.	294,387
2,900	Hagihara Industries, Inc.	68,023
2,200	Hard Off Corp. Co., Ltd.	24,091
10,900	Hazama Ando Corp.	70,267
31,000	Heiwa Corp.	728,230
2,800	HI-LEX Corp.	76,547
15,300	Hino Motors Ltd.	166,773
1,600	Hirano Tecseed Co., Ltd.	14,685
28,800	Hitachi Chemical Co., Ltd.	673,253
26,000	Hitachi Metals Ltd.	324,983
10,500	Imasen Electric Industrial	93,359
8,000	Inaba Denki Sangyo Co., Ltd.	290,251
5,400	Infocom Corp.	79,408
186,100	Inpex Corp.	1,736,083
32,300	Isuzu Motors Ltd.	399,524
14,000	Iwatsu Electric Co., Ltd.*	9,999
68,000	Iyo Bank Ltd.	417,914
8,100	Japan Airlines Co., Ltd.	239,045
14,500	Japan Digital Laboratory Co., Ltd.	225,346
3,900	Japan Foundation Engineering Co., Ltd.	12,883
38,400	Japan Petroleum Exploration Co., Ltd.	840,191

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Japan - 18.6% - (continued)
91,100	Japan Post Bank Co., Ltd.	$1,073,609
68,500	Japan Post Holdings Co., Ltd.	871,950
1,900	JCU Corp.	77,041
54,700	JSR Corp.	831,247
50,900	Kaken Pharmaceutical Co., Ltd.	3,205,291
6,200	Kanamoto Co., Ltd.	148,953
2,500	Kanematsu Electronics Ltd.	50,436
4,300	Kato Sangyo Co., Ltd.	103,562
102,300	KDDI Corp.	3,109,220
23,800	Keihanshin Building Co., Ltd.	124,204
12,300	Keihin Corp.	201,068
22,800	Kimoto Co., Ltd.	58,847
2,000	Koatsu Gas Kogyo Co., Ltd.	13,377
18,200	Konica Minolta, Inc.	163,018
15,200	Konishi Co., Ltd.	180,622
19,000	Kyodo Printing Co., Ltd.	64,404
13,200	Kyowa Exeo Corp.	198,203
4,300	Lasertec Corp.	83,412
40,000	Lawson, Inc.	3,039,398
22,600	Lintec Corp.	492,249
23,000	Maeda Road Construction Co., Ltd.	425,502
900	Maezawa Kyuso Industries Co., Ltd.	12,014
1,400	Mars Engineering Corp.	27,758
19,000	Mazda Motor Corp.	315,092
2,900	Meiko Network Japan Co., Ltd.	27,291
9,000	Meisei Industrial Co., Ltd.	46,161
1,900	Melco Holdings, Inc.	51,441
9,900	Mirait Holdings Corp.	87,785
3,100	Mitani Corp.	92,468
1,300	Mitani Sekisan Co., Ltd.	32,470
68,400	Mitsubishi Motors Corp.	379,714
1,800	Mitsubishi Research Institute, Inc.	57,156
55,900	Mitsubishi UFJ Financial Group, Inc.	288,433
14,000	Mitsuboshi Belting Ltd.	120,729
2,800	Mitsui High-Tec, Inc.	18,796
4,200	Mitsui Sugar Co., Ltd.	94,631
10,900	Mixi, Inc.	400,446
4,300	Mochida Pharmaceutical Co., Ltd.	336,914
18,500	MTI Ltd.	114,960
15,700	Namura Shipbuilding Co., Ltd.	95,736
2,600	Natoco Co., Ltd.	22,413
11,600	Neturen Co., Ltd.	94,025
110,100	Nexon Co., Ltd.	1,874,231
32,100	NHK Spring Co., Ltd.	303,838
4,000	Nichireki Co., Ltd.	31,476
8,360	Nichirin Co., Ltd.	129,148
40,700	Nihon Parkerizing Co., Ltd.	560,804
23,700	Nikon Corp.	358,176
13,000	Nippo Corp.	250,773
51,000	Nippon Electric Glass Co., Ltd.	277,439
13,700	Nippon Gas Co., Ltd.	414,606
6,000	Nippon Hume Corp.	39,718
44,000	Nippon Kayaku Co., Ltd.	507,012
7,000	Nippon Pillar Packing Co., Ltd.	71,889
29,000	Nippon Road Co., Ltd.	118,995
6,800	Nippon Shokubai Co., Ltd.	469,268
40,900	Nippon Telegraph & Telephone Corp.	1,813,376
11,400	Nissan Shatai Co., Ltd.	117,695
24,900	Nissin Kogyo Co., Ltd.	368,398
600	Nissin Sugar Co., Ltd.	8,683

The accompanying notes are an integral part of these financial statements.

85

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Japan - 18.6% - (continued)
5,200	Nitta Corp.	$134,583
19,200	Nitto Kogyo Corp.	281,653
13,400	NOK Corp.	301,979
101,700	Nomura Holdings, Inc.	509,409
130,100	NTT DoCoMo, Inc.	3,267,329
5,700	NuFlare Technology, Inc.	305,712
1,300	Okinawa Cellular Telephone Co.	40,640
28,000	OKUMA Corp.	234,317
77,900	ORIX Corp.	1,234,434
381,000	Osaka Gas Co., Ltd.	1,584,656
2,800	Pack Corp.	75,965
1,200	Piolax, Inc.	76,292
46,700	Press Kogyo Co., Ltd.	227,426
1,100	Riken Corp.	40,277
3,800	Roland DG Corp.	89,723
9,000	Sakai Chemical Industry Co., Ltd.	32,107
45,000	San-In Godo Bank Ltd.	323,772
2,000	Sanko Metal Industrial Co., Ltd.	56,300
2,000	Sansha Electric Manufacturing Co., Ltd.	9,083
12,000	Sanyo Denki Co., Ltd.	77,994
11,000	Sekisui Jushi Corp.	181,189
17,000	Shikoku Chemicals Corp.	162,887
19,000	Shin-Etsu Polymer Co., Ltd.	127,035
4,100	Shinko Plantech Co., Ltd.	30,405
25,600	Shinnihon Corp.	246,680
98,000	Shinsei Bank Ltd.	158,443
73,000	Shizuoka Bank Ltd.	616,086
19,000	Shizuoka Gas Co., Ltd.	149,101
29,600	Showa Corp.	193,737
18,800	Sinko Industries Ltd.	235,887
9,400	Sintokogio Ltd.	81,988
3,600	SNT Corp.	16,903
63,700	Sony Financial Holdings, Inc.	894,631
3,200	SRA Holdings	75,666
6,400	St Marc Holdings Co., Ltd.	179,626
5,200	Sumitomo Densetsu Co., Ltd.	57,680
4,600	Sumitomo Forestry Co., Ltd.	64,079
32,000	Sumitomo Metal Mining Co., Ltd.	415,835
25,500	Sumitomo Mitsui Financial Group, Inc.	884,127
49,400	Sumitomo Rubber Industries Ltd.	828,748
3,000	Suncall Corp.	13,414
10,300	Suzuki Motor Corp.	367,260
28,500	T&D Holdings, Inc.	344,646
1,200	T&K Toka Co., Ltd.	11,368
19,300	Tabuchi Electric Co., Ltd.	61,604
20,000	Tadano Ltd.	224,596
10,500	Takara Standard Co., Ltd.	195,045
7,600	Tamron Co., Ltd.	133,064
8,000	Tayca Corp.	42,414
2,300	Techno Medica Co., Ltd.	39,263
3,200	TKC Corp.	94,517
39,800	Toagosei Co., Ltd.	442,993
2,600	Tocalo Co., Ltd.	58,327
10,000	Togami Electric Manufacturing Co., Ltd.	40,756
1,800	Tokai Corp.	61,313
2,030	Token Corp.	146,706
186,000	Tokyo Gas Co., Ltd.	843,969
4,600	Tokyo Seimitsu Co., Ltd.	125,500
4,900	Toppan Forms Co., Ltd.	48,706
23,400	Toshiba Plant Systems & Services Corp.	377,310

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Japan - 18.6% - (continued)
15,000	Toyo Kohan Co., Ltd.	$44,894
9,300	Toyo Machinery & Metal Co., Ltd.	35,049
14,500	Toyoda Gosei Co., Ltd.	332,263
15,100	Toyota Boshoku Corp.	380,687
5,300	Toyota Industries Corp.	243,182
7,500	TPR Co., Ltd.	216,872
25,900	TS Tech Co., Ltd.	694,423
6,700	Unipres Corp.	129,299
3,100	Utoc Corp.	11,329
22,100	Wakita & Co., Ltd.	188,439
2,000	Yamanashi Chuo Bank Ltd.	9,782
22,900	Yamazen Corp.	182,604
1,000	Yellow Hat Ltd.	21,358
3,000	Yodogawa Steel Works Ltd.	81,908
18,700	Yorozu Corp.	294,477
3,600	Yuasa Trading Co., Ltd.	86,244

		80,697,229

	Jersey - 0.1%
230,318	Highland Gold Mining Ltd.	452,465

	Kazakhstan - 0.0%
20,279	KCell JSC GDR	71,990

	Luxembourg - 0.0%
1,102	Sword Group	33,037

	Malaysia - 0.3%
48,400	AFFIN Holdings Bhd	25,368
280,300	AMMB Holdings Bhd	280,647
100,480	Berjaya Sports Toto Bhd	76,408
63,800	British American Tobacco Malaysia Bhd	753,129
8,900	Carlsberg Brewery Malaysia Bhd Class B	30,932
35,200	Lingkaran Trans Kota Holdings Bhd	49,507
91,700	Padini Holdings Bhd	61,862

		1,277,853

	Mexico - 0.3%
610,200	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	1,314,927
50	Urbi Desarrollos Urbanos S.A.B. de C.V.*	57

		1,314,984

	Netherlands - 1.0%
18,625	Aegon N.V.	80,571
58,774	Arcadis N.V.	773,587
8,632	BE Semiconductor Industries N.V.	281,203
61,422	BinckBank N.V.	364,480
15,571	Boskalis Westminster	502,189
16,412	Euronext N.V.(3)	657,230
18,355	NN Group N.V.	552,901
38,212	Royal Dutch Shell plc Class A	952,129

		4,164,290

	New Zealand - 0.2%
66,740	SKY Network Television Ltd.	220,365
151,977	Trade Me Group Ltd.	527,364

		747,729

	Norway - 1.9%
78,836	Aker Solutions ASA*	361,602
28,838	Fred Olsen Energy ASA*	49,490
244,051	Kvaerner ASA	320,175
101,852	Norsk Hydro ASA	455,354
11,732	Salmar ASA	380,723

The accompanying notes are an integral part of these financial statements.

86

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Norway - 1.9% - (continued)
181,743	Statoil ASA	$2,967,137
115,342	Telenor ASA	1,834,496
10,559	TGS Nopec Geophysical Co. ASA	213,580
44,072	Yara International ASA	1,556,810

		8,139,367

	Peru - 0.1%
40,700	Cia de Minas Buenaventura SAA ADR*	540,903

	Philippines - 0.1%
3,090,000	Global Ferronickel Holdings, Inc.*	77,726
285,200	Manila Water Co., Inc.	178,205
1,207,200	Nickel Asia Corp.	171,279

		427,210

	Poland - 0.6%
27,190	KGHM Polska Miedz S.A.	493,510
1,012,719	Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,296,495
137,127	Powszechna Kasa Oszczednosci Bank Polski S.A.	960,606

		2,750,611

	Portugal - 0.1%
67,326	Altri SGPS S.A.	234,595

	Russia - 1.6%
285,419	Gazprom PJSC ADR	1,230,692
31,814	Lukoil PJSC ADR	1,546,479
71,047	MMC Norilsk Nickel PJSC ADR	1,075,296
27,400	Mobile TeleSystems PJSC ADR	211,254
276,333	Surgutneftegas OJSC ADR	1,204,812
45,507	Tatneft PSJC ADR	1,535,861

		6,804,394

	Singapore - 2.2%
14,100	Boustead Projects Ltd.*	7,348
47,000	Boustead Singapore Ltd.	30,245
226,600	Cache Logistics Trust REIT	135,299
127,500	Cambridge Industrial Trust REIT	51,779
566,600	CapitaLand Commerical Trust REIT	641,178
381,400	CapitaLand Mall Trust REIT	568,340
411,400	CapitaLand Retail China Trust REIT	442,779
29,200	DBS Group Holdings Ltd.	314,738
80,400	First Real Estate Investment Trust REIT	77,149
2,200	Haw Par Corp. Ltd.	14,169
758,400	M1 Ltd.	1,112,643
639,300	Mapletree Greater China Commercial Trust REIT	478,192
357,300	Mapletree Industrial Trust REIT	441,875
19,000	Metro Holdings Ltd.	13,361
69,300	Oversea-Chinese Banking Corp. Ltd.	422,185
211,700	SATS Ltd.	736,476
1,081,000	Singapore Telecommunications Ltd.	3,012,667
48,750	UMS Holdings Ltd.	21,725
37,400	United Overseas Bank Ltd.	504,549
49,000	UOL Group Ltd.	199,292
59,400	Venture Corp. Ltd.	405,773
74,300	Wing Tai Holdings Ltd.	90,522

		9,722,284

	South Africa - 3.1%
65,890	AECI Ltd.	497,458
26,100	AngloGold Ashanti Ltd. ADR*	358,614
14,537	Astral Foods Ltd.	131,831
329,040	FirstRand Ltd.	1,179,860

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	South Africa - 3.1% - (continued)
89,700	Gold Fields Ltd. ADR	$372,255
60,100	Harmony Gold Mining Co., Ltd. ADR	190,517
45,335	Investec plc	281,358
100,365	Kumba Iron Ore Ltd.*	1,022,085
15,860	Lewis Group Ltd.	47,061
57,146	Liberty Holdings Ltd.	491,412
330,831	Life Healthcare Group Holdings Ltd.	883,849
389,989	MMI Holdings Ltd.	653,286
46,735	Mondi plc	912,059
173,172	MTN Group Ltd.	1,495,745
24,110	Reunert Ltd.	110,324
88,135	RMB Holdings Ltd.	388,240
710,677	S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	291,465
188,918	Sanlam Ltd.	915,062
13,071	Santam Ltd.	234,689
267,224	Truworths International Ltd.	1,417,787
131,048	Vodacom Group Ltd.	1,413,870
3,806	Wilson Bayly Holmes-Ovcon Ltd.	42,904

		13,331,731

	South Korea - 3.6%
490	Daechang Forging Co., Ltd.	19,428
240	Dongil Industries Co., Ltd.	15,206
2,098	Dongyang E&P, Inc.	24,522
5,220	e-LITECOM Co., Ltd.	44,328
4,600	Eugene Technology Co., Ltd.	78,057
482	GS Home Shopping, Inc.	74,015
20,216	Hankook Tire Co., Ltd.	970,794
1,096	Hy-Lok Corp.	21,795
1,427	Hyundai Home Shopping Network Corp.	141,546
7,810	Hyundai Hy Communications & Network Co., Ltd.	25,224
3,646	Hyundai Mobis Co., Ltd.	869,601
1,183	INTOPS Co., Ltd.	20,877
1,950	Kangnam Jevisco Co., Ltd.	63,480
70,080	Kangwon Land, Inc.	2,322,576
25,343	KB Financial Group, Inc.	938,117
14,989	KT&G Corp.	1,478,367
3,237	LG Chem Ltd.	695,243
1,714	Lotte Chemical Corp.	430,646
100	Mi Chang Oil Industrial Co., Ltd.	7,692
11,404	POSCO Chemtech Co., Ltd.	118,424
358	Samchully Co., Ltd.	30,516
2,856	Sammok S-Form Co., Ltd.	34,398
2,324	Samsung Electronics Co., Ltd.	3,324,083
520	Sebang Co., Ltd.	6,836
2,829	Sebang Global Battery Co., Ltd.	91,646
630	Sewon Precision Industry Co., Ltd.	10,433
51,152	Shinhan Financial Group Co., Ltd.	1,956,778
4,058	Silicon Works Co., Ltd.	94,815
8,662	SK Telecom Co., Ltd.	1,698,027
4,700	Yoosung Enterprise Co., Ltd.	16,592

		15,624,062

	Spain - 0.9%
29,130	Cia de Distribucion Integral Logista Holdings S.A.	645,999
28,110	CIE Automotive S.A.	578,695
25,895	Grupo Catalana Occidente S.A.	815,466
50,652	Mapfre S.A.	150,255
97,570	Repsol S.A.	1,362,320
4,728	Viscofan S.A.	222,602

		3,775,337

The accompanying notes are an integral part of these financial statements.

87

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Sweden - 3.4%
190,919	Alfa Laval AB	$2,739,052
102,692	Axfood AB	1,604,864
7,015	B&B Tools AB Class B	156,200
55,664	Boliden AB	1,290,093
10,274	Bure Equity AB	112,569
19,218	Granges AB	186,752
14,040	Hennes & Mauritz AB Class B	394,842
52,367	Intrum Justitia AB	1,614,604
17,536	Investor AB Class B	622,745
98,108	SKF AB Class B	1,661,748
39,235	Swedish Match AB	1,365,382
280,132	Telefonaktiebolaget LM Ericsson Class B	1,358,881
262,225	Telia Co., AB	1,047,550
55,886	Tethys Oil AB*	406,302

		14,561,584

	Switzerland - 4.5%
95,815	ABB Ltd.*	1,976,704
21,574	Adecco Group AG	1,281,063
1,209	Baloise Holding AG	148,743
2,561	BKW AG	119,180
1,891	Bucher Industries AG	420,097
1,264	Burkhalter Holding AG	161,867
25,493	Credit Suisse Group AG*	355,698
12,811	Kuehne + Nagel International AG	1,736,429
39,861	Nestle S.A.	2,890,475
44,504	Novartis AG	3,158,341
12,661	Roche Holding AG	2,907,998
24,519	Swiss Re AG	2,275,650
142,680	UBS Group AG	2,017,161

		19,449,406

	Taiwan - 4.7%
10,000	104 Corp.	43,371
71,710	Ardentec Corp.	53,407
14,000	Aten International Co., Ltd.	35,119
52,000	Audix Corp.	60,017
47,000	Casetek Holdings Ltd.	150,882
111,000	Cheng Shin Rubber Industry Co., Ltd.	225,837
127,000	Chicony Electronics Co., Ltd.	324,479
167,600	Chimei Materials Technology Corp.	65,851
503,672	China Life Insurance Co., Ltd.	464,266
106,000	China Motor Corp.	83,013
615,000	Chunghwa Telecom Co., Ltd.	2,105,860
39,000	Cleanaway Co., Ltd.	207,384
28,080	CviLux Corp.	24,005
76,420	Cyberlink Corp.	151,982
40,000	Draytek Corp.	37,549
34,000	DYNACOLOR, Inc.	45,236
24,000	Elite Advanced Laser Corp.	87,260
133,000	Everlight Electronics Co., Ltd.	200,605
921,000	Far EasTone Telecommunications Co., Ltd.	2,176,428
24,000	Feng Hsin Iron & Steel Co.	31,807
22,960	FLEXium Interconnect, Inc.	65,288
113,000	Flytech Technology Co., Ltd.	372,072
292,440	Foxconn Technology Co., Ltd.	847,729
15,000	Global Mixed Mode Technology, Inc.	33,167
141,000	Greatek Electronics, Inc.	178,011
35,000	Hanpin Electron Co., Ltd.	50,348
34,000	Holiday Entertainment Co., Ltd.	53,078
318,700	Hon Hai Precision Industry Co., Ltd.	860,860
118,000	Inventec Corp.	92,126
2,000	KD Holding Corp.	11,113

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Taiwan - 4.7% - (continued)
153,000	King’s Town Bank Co., Ltd.	$125,141
134,000	Kinsus Interconnect Technology Corp.	309,226
123,000	LCY Chemical Corp.	150,066
540,257	Lite-On Technology Corp.	774,513
65,000	Lumax International Corp. Ltd.	103,053
11,000	Microlife Corp.	25,294
30,000	MIN AIK Technology Co., Ltd.	35,216
85,000	New Era Electronics Co., Ltd.	59,731
267,000	Novatek Microelectronics Corp.	999,696
73,000	Phison Electronics Corp.	516,746
40,000	Polytronics Technology Corp.	76,010
75,000	President Chain Store Corp.	560,372
139,000	Quanta Computer, Inc.	281,193
3,841	Raydium Semiconductor Corp.	7,037
67,470	Realtek Semiconductor Corp.	228,529
20,000	Shin Zu Shing Co., Ltd.	60,221
247,000	Simplo Technology Co., Ltd.	761,830
32,000	Sirtec International Co., Ltd.	40,124
59,000	Sonix Technology Co., Ltd.	60,358
11,000	St Shine Optical Co., Ltd.	231,177
93,000	Taiwan Mobile Co., Ltd.	325,392
69,000	Taiwan Semiconductor Co., Ltd.	77,353
102,900	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,200,190
48,000	Taiwan Shin Kong Security Co., Ltd.	60,573
93,302	Test Research, Inc.	118,129
32,000	Thinking Electronic Industrial Co., Ltd.	62,514
216,000	Transcend Information, Inc.	596,541
130,000	Tripod Technology Corp.	307,751
94,000	TXC Corp.	131,124
42,000	United Integrated Services Co., Ltd.	62,913
262,000	Vanguard International Semiconductor Corp.	533,402
14,094	Win Semiconductors Corp.	39,141
32,018	Yageo Corp.	64,438
33,000	Zippy Technology Corp.	34,835

		20,157,979

	Thailand - 2.2%
388,200	Advanced Info Service PCL NVDR	1,701,360
297,000	Bangkok Bank PCL NVDR	1,353,265
147,200	BEC World PCL NVDR	86,188
7,400	Delta Electronics Thailand PCL	16,598
210,800	Hana Microelectronics PCL NVDR	192,513
97,000	Kasikornbank PCL NVDR	476,135
352,400	LPN Development PCL NVDR	114,841
864,200	Pruksa Real Estate PCL NVDR	569,698
5,500	PTT Exploration & Production PCL	13,083
660,400	PTT Exploration & Production PCL NVDR	1,562,473
6,100	PTT PCL	60,307
88,000	PTT PCL NVDR	866,472
47,100	Ratchaburi Electricity Generating Holding PCL NVDR	67,297
116,800	Siam Cement PCL NVDR	1,667,871
195,100	Siam Commercial Bank PCL NVDR	798,807
66,600	Thai Vegetable Oil PCL NVDR	63,750

		9,610,658

	Turkey - 0.5%
126,900	Adana Cimento Sanayii TAS	33,219
7,670	Akcansa Cimento AS	32,003
101,625	Enka Insaat ve Sanayi AS	155,214
104,355	Eregli Demir ve Celik Fabrikalari T.A.S.	141,892
22,963	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS*	16,748

The accompanying notes are an integral part of these financial statements.

88

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Turkey - 0.5% - (continued)
165,852	Koza Altin Isletmeleri AS*	$944,783
258,102	Soda Sanayii AS	358,593
25,826	TAV Havalimanlari Holding AS	106,175
105,622	Turk Telekomunikasyon AS	195,421
226,952	Turkiye Is Bankasi	368,518

		2,352,566

	Ukraine - 0.0%
7,316	Kernel Holding S.A.	117,070

	United Kingdom - 13.2%
57,733	Admiral Group plc	1,352,637
142,962	Ashmore Group plc	613,958
10,101	AstraZeneca plc	565,606
669,038	Barclays plc	1,550,032
148,673	Barratt Developments plc	824,456
176,694	Beazley plc	786,744
11,089	Bellway plc	320,896
14,808	Berendsen plc	174,750
138,650	BP plc	819,658
161,016	Brewin Dolphin Holdings plc	512,418
13,107	British American Tobacco plc	751,201
35,272	Britvic plc	239,311
79,942	Burberry Group plc	1,441,760
90,406	Cairn Energy plc*	224,764
89,604	Capita plc	641,377
50,836	Chesnara plc	198,026
48,958	Close Brothers Group plc	794,460
17,301	Computacenter plc	153,847
29,019	Dart Group plc	127,425
69,621	Debenhams plc	45,724
8,910	Derwent London plc REIT	263,497
86,059	Direct Line Insurance Group plc	364,079
110,251	Dunelm Group plc	1,020,876
62,962	Essentra plc	392,428
29,212	Gem Diamonds Ltd.	41,476
167,362	GKN plc	652,682
38,712	Go-Ahead Group plc	981,860
213,767	Halfords Group plc	888,688
424,711	HSBC Holdings plc	3,197,134
197,175	IMI plc	2,394,985
35,196	Imperial Brands plc	1,702,495
25,901	Inchcape plc	205,932
342,061	Indivior plc	1,313,751
24,200	Jardine Lloyd Thompson Group plc	304,821
90,576	John Wood Group plc	851,339
47,995	Johnson Matthey plc	2,000,585
80,703	Jupiter Fund Management plc	425,513
643,800	Legal & General Group plc	1,647,004
1,647,190	Lloyds Banking Group plc	1,150,271
142,517	Lonmin plc*	332,297
125,584	Marks & Spencer Group plc	522,528
208,315	Meggitt plc	1,108,226
24,974	Millennium & Copthorne Hotels plc	136,944
380,376	Mitie Group plc	977,542
21,195	Next plc	1,246,983
11,919	Novae Group plc	117,659
406,876	Pan African Resources plc	98,358
55,113	PayPoint plc	725,865
7,934	Persimmon plc	164,233
102,432	Prudential plc	1,671,574
53,817	QinetiQ Group plc	151,556
64,980	Restaurant Group plc	298,086

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	United Kingdom - 13.2% - (continued)
41,001	Rio Tinto Ltd.	$1,696,394
45,369	Rio Tinto plc	1,577,721
535,381	Royal Bank of Scotland Group plc*	1,237,217
81,094	Royal Mail plc	486,523
34,839	RPS Group plc	72,173
163,734	Senior plc	348,932
42,356	Sky plc	423,443
31,767	Smiths Group plc	550,464
320,257	Soco International plc	541,933
15,214	Softcat plc	60,335
57,012	Spectris plc	1,427,496
87,032	St James’s Place plc	1,005,116
49,885	Standard Chartered plc*	433,796
83,136	Subsea 7 S.A.*	930,655
68,191	Unilever N.V.	2,852,155
26,523	Unilever plc	1,107,314
100,349	WH Smith plc	1,806,229
322,816	William Hill plc	1,167,775
3,706	Zytronic plc	17,237

		57,233,225

	United States - 0.1%
73,200	Alacer Gold Corp.*	147,895
73,500	Argonaut Gold, Inc.*	148,502

		296,397

	Total Common Stocks (cost $416,889,670)	$414,528,141

PREFERRED STOCKS - 0.4%
	Brazil - 0.4%
572,270	Itausa - Investimentos Itau S.A.*	$1,692,427

	Total Preferred Stocks (cost $1,362,087)	$1,692,427

CLOSED END FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
163,008	HICL Infrastructure Co. Ltd.	$340,384
24,762	Tetragon Financial Group Ltd.	278,573

	Total Closed End Funds (cost $656,101)	$618,957

	Total Long-Term Investments (cost $418,907,858)	$416,839,525

SHORT-TERM INVESTMENTS - 5.2%
	Other Investment Pools & Funds - 5.2%
22,486,616	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$22,486,616

	Total Short-Term Investments (cost $22,486,616)	$22,486,616

Total Investments (cost $441,394,474)^	101.5%	$439,326,141
Other Assets & Liabilities	(1.5)%	(6,561,596)

Total Net Assets	100.0%	$432,764,545

The accompanying notes are an integral part of these financial statements.

89

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $447,808,429 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,330,057
Unrealized Depreciation	(34,812,345)

Net Unrealized Depreciation	$(8,482,288)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $16,004, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
06/2012	221,016	Asian Citrus Holdings Ltd.	$113,181
06/2008	22,416	BGP Holdings plc	—
07/2013	510,000	China Lumena New Materials Corp.	98,067
10/2012	80,000	China Taifeng Beddings Holdings Ltd.	22,473

			$233,721

At October 31, 2016, the aggregate value of these securities was $16,004, which represents 0.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $2,871,421, which represents 0.7% of total net assets.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	101	12/16/2016	$8,466,602	$8,411,785	$(54,817)

Total futures contracts					$(54,817)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Buy	11/02/16	BCLY	$1,316,917	$1,240,489	$(76,428)
GBP	Sell	11/02/16	SSG	1,338,794	1,240,489	98,305
TRY	Buy	11/02/16	CBK	1,203,000	1,201,015	(1,985)
TRY	Buy	11/02/16	SSG	323,758	313,838	(9,920)
TRY	Sell	11/02/16	DEUT	322,992	313,837	9,155

The accompanying notes are an integral part of these financial statements.

90

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Sell	11/02/16	BCLY	$1,199,004	$1,201,014	$(2,010)
TRY	Sell	12/07/16	CBK	1,194,244	1,191,979	2,265
ZAR	Buy	11/02/16	HSBC	5,645,492	5,779,391	133,899
ZAR	Sell	11/02/16	SSG	429,597	446,347	(16,750)
ZAR	Sell	11/02/16	JPM	1,083,302	1,152,267	(68,965)
ZAR	Sell	11/02/16	RBC	3,909,029	4,180,778	(271,749)
ZAR	Sell	12/07/16	HSBC	5,606,637	5,738,487	(131,850)

Total						$(336,033)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
GBP	British Pound
TRY	Turkish Lira
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
EM	Emerging Markets
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

91

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$20,067,952	$278,023	$19,788,466	$1,463
Austria	2,578,953	—	2,578,953	—
Belgium	2,981,881	309,356	2,672,525	—
Brazil	5,440,496	5,440,496	—	—
Cambodia	104,876	—	104,876	—
Canada	9,860,799	9,860,799	—	—
Chile	454,450	454,450	—	—
China	12,020,416	896,478	11,123,938	—
Denmark	1,857,575	875,256	982,319	—
Finland	5,995,673	207,925	5,787,748	—
France	21,970,385	296,460	21,673,925	—
Gabon	38,871	—	38,871	—
Germany	17,715,511	715,946	16,999,565	—
Greece	374,778	220,002	154,776	—
Hong Kong	21,863,904	264,050	21,585,313	14,541
Hungary	1,757,168	—	1,757,168	—
India	1,858,899	1,858,899	—	—
Indonesia	1,196,052	—	1,196,052	—
Ireland	175,735	175,735	—	—
Isle Of Man	666,578	—	666,578	—
Israel	8,197,443	5,440,858	2,756,585	—
Italy	3,460,790	392,692	3,068,098	—
Japan	80,697,229	22,413	80,674,816	—
Jersey	452,465	452,465	—	—
Kazakhstan	71,990	71,990	—	—
Luxembourg	33,037	33,037	—	—
Malaysia	1,277,853	971,838	306,015	—
Mexico	1,314,984	1,314,984	—	—
Netherlands	4,164,290	—	4,164,290	—
New Zealand	747,729	—	747,729	—
Norway	8,139,367	—	8,139,367	—
Peru	540,903	540,903	—	—
Philippines	427,210	—	427,210	—
Poland	2,750,611	—	2,750,611	—
Portugal	234,595	—	234,595	—
Russia	6,804,394	5,573,702	1,230,692	—
Singapore	9,722,284	172,170	9,550,114	—
South Africa	13,331,731	2,636,699	10,695,032	—
South Korea	15,624,062	230,665	15,393,397	—
Spain	3,775,337	—	3,775,337	—
Sweden	14,561,584	—	14,561,584	—
Switzerland	19,449,406	119,180	19,330,226	—
Taiwan	20,157,979	3,200,190	16,957,789	—
Thailand	9,610,658	153,738	9,456,920	—
Turkey	2,352,566	33,219	2,319,347	—
Ukraine	117,070	—	117,070	—
United Kingdom	57,233,225	2,961,763	54,271,462	—
United States	296,397	296,397	—	—
Preferred Stocks	1,692,427	1,692,427	—	—
Closed End Funds	618,957	618,957	—	—
Short-Term Investments	22,486,616	22,486,616	—	—
Foreign Currency Contracts(2)	243,624	—	243,624	—

Total	$439,569,765	$71,270,778	$368,282,983	$16,004

Liabilities
Foreign Currency Contracts(2)	$(579,657)	$—	$(579,657)	$—
Futures Contracts(2)	(54,817)	(54,817)	—	—

Total	$(634,474)	$(54,817)	$(579,657)	$—

The accompanying notes are an integral part of these financial statements.

92

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2016

(1)	For the year ended October 31, 2016, investments valued at $1,913,535 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor, and there were no transfers from Level 1 to Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$9,416	$9,416
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(38,771)	(38,771)
Net change in unrealized appreciation/(depreciation)	15,120	15,120
Transfers into Level 3(1)	30,239	30,239
Transfers out of Level 3	—	—

Ending balance	$16,004	$16,004

(1)	For the year ended October 31, 2016, investments valued at $30,239 were transferred from Level 1 to Level 3 due to suspension of trading.

The change in unrealized appreciation/depreciation relating to Level 3 investments held at October 31, 2016 was $(16,718).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

93

Hartford Schroders International Stock Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 103.7%
	Australia - 3.4%
124,538	BHP Billiton plc	$1,872,686
361,852	Brambles Ltd.	3,168,123

		5,040,809

	Belgium - 2.5%
31,839	KBC Group N.V.*	1,940,939
27,041	UCB S.A.	1,829,907

		3,770,846

	Brazil - 1.2%
123,800	Telefonica Brasil S.A. (Preference Shares)	1,791,066

	Canada - 2.2%
66,996	Goldcorp, Inc.	1,017,452
51,820	Toronto-Dominion Bank	2,351,275

		3,368,727

	China - 1.9%
27,501	Alibaba Group Holding Ltd. ADR*	2,796,577

	France - 3.3%
44,279	Danone S.A.	3,071,118
17,306	Essilor International S.A.	1,944,734

		5,015,852

	Germany - 17.1%
10,848	Adidas AG	1,782,261
35,257	BASF SE	3,112,416
25,187	Bayer AG	2,500,808
32,102	Bayerische Motoren Werke AG	2,800,754
37,759	Brenntag AG	2,018,603
11,182	Continental AG	2,147,961
129,614	Deutsche Telekom AG	2,114,681
31,674	Fresenius Medical Care AG & Co. KGaA	2,579,977
65,016	GEA Group AG	2,518,191
47,079	SAP SE	4,147,633

		25,723,285

	Hong Kong - 6.3%
617,000	AIA Group Ltd.	3,881,548
783,000	BOC Hong Kong Holdings Ltd.	2,790,813
78,228	Jardine Strategic Holdings Ltd.	2,744,815

		9,417,176

	Ireland - 1.3%
27,550	Kerry Group plc Class A	2,000,273

	Israel - 3.1%
38,995	Check Point Software Technologies Ltd.*	3,297,417
33,755	Teva Pharmaceutical Industries Ltd. ADR	1,442,689

		4,740,106

	Italy - 1.4%
930,504	Intesa Sanpaolo S.p.A.	2,157,532

	Japan - 26.6%
95,100	Bridgestone Corp.	3,549,479
91,200	Japan Tobacco, Inc.	3,467,435
115,700	KDDI Corp.	3,516,488
4,100	Keyence Corp.	3,005,675
252,900	Kubota Corp.	4,076,331
183,500	ORIX Corp.	2,907,813
73,500	Otsuka Holdings Co., Ltd.	3,216,792
53,100	Recruit Holdings Co., Ltd.	2,133,001
246,900	Sekisui Chemical Co., Ltd.	3,888,349
12,100	SMC Corp.	3,507,489

Shares or Principal Amount		Market Value†
COMMON STOCKS - 103.7% - (continued)
	Japan - 26.6% - (continued)
105,500	Sumitomo Mitsui Financial Group, Inc.	$3,657,860
70,500	Suntory Beverage & Food Ltd.	3,082,567

		40,009,279

	Mexico - 0.8%
195,207	Grupo Financiero Banorte S.A.B. de C.V.	1,151,557

	Netherlands - 2.5%
13,515	ASML Holding N.V.	1,429,805
93,911	Royal Dutch Shell plc Class A	2,340,015

		3,769,820

	Norway - 3.8%
142,509	DNB ASA	2,060,206
342,306	Norsk Hydro ASA	1,530,361
132,608	Statoil ASA	2,164,959

		5,755,526

	South Korea - 1.9%
3,735	NAVER Corp.	2,794,397

	Spain - 2.0%
408,282	Banco Bilbao Vizcaya Argentaria S.A.	2,939,094

	Sweden - 1.3%
104,417	Assa Abloy AB Class B	1,897,616

	Switzerland - 7.8%
27,253	Adecco Group AG	1,618,282
13,506	Lonza Group AG*	2,548,605
65,551	Nestle S.A.	4,753,356
11,911	Roche Holding AG	2,735,737

		11,655,980

	Taiwan - 2.1%
523,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,138,707

	United Kingdom - 10.3%
335,926	Aviva plc	1,820,307
569,525	Barclays plc	1,319,480
150,518	Burberry Group plc	2,714,603
151,521	Capita plc	1,084,573
113,275	Diageo plc	3,014,988
46,041	GlaxoSmithKline plc	909,509
2,899,965	Lloyds Banking Group plc	2,025,112
29,605	Reckitt Benckiser Group plc	2,648,478

		15,537,050

	United States - 0.9%
449,100	Samsonite International S.A.	1,411,998

	Total Common Stocks (cost $146,337,354)	$155,883,273

	Total Long-Term Investments (cost $146,337,354)	$155,883,273

Total Investments (cost $146,337,354)^	103.7%	$155,883,273
Other Assets and Liabilities	(3.7)%	(5,627,249)

Total Net Assets	100.0%	$150,256,024

The accompanying notes are an integral part of these financial statements.

94

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $147,368,876 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,870,547
Unrealized Depreciation	(7,356,150)

Net Unrealized Appreciation	$8,514,397

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

95

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$5,040,809	$—	$5,040,809	$—
Belgium	3,770,846	—	3,770,846	—
Brazil	1,791,066	1,791,066	—	—
Canada	3,368,727	3,368,727	—	—
China	2,796,577	2,796,577	—	—
France	5,015,852	—	5,015,852	—
Germany	25,723,285	—	25,723,285	—
Hong Kong	9,417,176	—	9,417,176	—
Ireland	2,000,273	2,000,273	—	—
Israel	4,740,106	4,740,106	—	—
Italy	2,157,532	—	2,157,532	—
Japan	40,009,279	—	40,009,279	—
Mexico	1,151,557	1,151,557	—	—
Netherlands	3,769,820	—	3,769,820	—
Norway	5,755,526	—	5,755,526	—
South Korea	2,794,397	—	2,794,397	—
Spain	2,939,094	—	2,939,094	—
Sweden	1,897,616	—	1,897,616	—
Switzerland	11,655,980	—	11,655,980	—
Taiwan	3,138,707	—	3,138,707	—
United Kingdom	15,537,050	—	15,537,050	—
United States	1,411,998	—	1,411,998	—

Total	$155,883,273	$15,848,306	$140,034,967	$—

(1)	For the year ended October 31, 2016, investments valued at $2,592,753 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor, and there were no transfers from Level 1 to Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

96

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.1%
		Asset-Backed - Finance & Insurance - 2.1%
$	482,302	CLI Funding V LLC 3.29%, 06/18/2029	$467,926
	760,278	Cronos Containers Program I Ltd. 3.27%, 11/18/2029	736,763
	644,800	Global SC Finance II SRL 2.98%, 04/17/2028	622,176
	773,667	TAL Advantage V LLC 3.51%, 02/22/2039	758,075
	690,400	Textainer Marine Containers III Ltd. 3.27%, 10/20/2039	666,834

		Total Asset & Commercial Mortgage Backed Securities (cost $3,259,081)	$3,251,774

CORPORATE BONDS - 33.6%
		Agriculture - 0.3%
		Reynolds American, Inc.
	182,000	5.70%, 08/15/2035	$220,054
	256,000	5.85%, 08/15/2045	318,287

			538,341

		Auto Manufacturers - 0.8%
	1,216,000	Ford Motor Credit Co. LLC 4.39%, 01/08/2026	1,280,374

		Beverages - 1.4%
	1,230,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	1,257,937
	949,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	945,230

			2,203,167

		Commercial Banks - 14.1%
	2,000,000	Bank of America Corp. 3.50%, 04/19/2026	2,052,842
	580,000	Bank of America NA 6.00%, 10/15/2036	730,157
	2,725,000	Bank of Nova Scotia 1.65%, 06/14/2019	2,726,098
	1,183,000	Barclays plc 4.38%, 01/12/2026	1,217,403
		Citigroup, Inc.
	405,000	2.70%, 03/30/2021	411,984
	8,000	6.88%, 06/01/2025	9,849
	1,430,000	8.13%, 07/15/2039	2,180,783
	490,000	Discover Bank/Greenwood 3.45%, 07/27/2026	490,328
	1,448,000	Fifth Third Bancorp 2.25%, 06/14/2021	1,462,755
	422,000	Goldman Sachs Group, Inc. 2.63%, 04/25/2021	426,504
	1,345,000	HSBC Holdings plc 2.95%, 05/25/2021	1,365,418
	2,374,000	JP Morgan Chase & Co. 2.55%, 03/01/2021	2,409,363
		Morgan Stanley
	248,000	2.50%, 04/21/2021	249,962
	789,000	3.88%, 01/27/2026	831,903
	1,285,000	PNC Bank NA 2.15%, 04/29/2021	1,296,192

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.6% - (continued)
		Commercial Banks - 14.1% - (continued)
$	2,312,000	Toronto-Dominion Bank 1.45%, 08/13/2019	$2,301,723
	834,000	UBS Group Funding Jersey Ltd. 3.00%, 04/15/2021(1)	852,074
	1,171,000	Wells Fargo & Co. 2.50%, 03/04/2021	1,184,079

			22,199,417

		Diversified Financial Services - 1.3%
	1,967,000	American Express Credit Corp. 2.25%, 05/05/2021	1,985,124

		Electric - 0.6%
	247,000	Dominion Resources, Inc. 1.60%, 08/15/2019	246,596
	660,000	Southern Co. (The) 3.25%, 07/01/2026	676,412

			923,008

		Engineering & Construction - 0.2%
	252,000	Sydney Airport Finance Co. Pty Ltd. 3.63%, 04/28/2026(1)	256,932

		Food - 0.3%
	398,000	Kraft Heinz Foods Co. 5.20%, 07/15/2045	446,210

		Healthcare-Services - 0.4%
	593,000	Aetna, Inc. 2.80%, 06/15/2023	600,909

		Insurance - 1.6%
	730,000	Aflac, Inc. 6.45%, 08/15/2040	965,261
		American International Group, Inc.
	725,000	3.30%, 03/01/2021	757,921
	755,000	3.90%, 04/01/2026	790,842

			2,514,024

		Machinery - Construction & Mining - 1.7%
	2,643,000	Caterpillar Financial Services Corp. 1.35%, 05/18/2019	2,634,387

		Media - 0.8%
	397,000	Cox Communications, Inc. 3.35%, 09/15/2026(1)	391,496
	809,000	Time Warner, Inc. 3.88%, 01/15/2026	857,525

			1,249,021

		Oil & Gas - 2.8%
	1,402,000	BP Capital Markets plc 1.72%, 09/16/2021(2)	1,407,762
		Marathon Petroleum Corp.
	990,000	4.75%, 09/15/2044	875,629
	344,000	5.00%, 09/15/2054	295,496
	1,845,000	Noble Energy, Inc. 3.90%, 11/15/2024	1,896,922

			4,475,809

		Pipelines - 2.4%
	791,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	866,926
	900,000	Enterprise Products Operating LLC 5.10%, 02/15/2045	955,221

The accompanying notes are an integral part of these financial statements.

97

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.6% - (continued)
		Pipelines - 2.4% - (continued)
$	997,000	Kinder Morgan Energy Partners L.P. 5.80%, 03/15/2035	$1,046,267
	901,000	Plains All American Pipeline L.P. 3.60%, 11/01/2024	887,961

			3,756,375

		Real Estate Investment Trusts - 1.1%
	1,199,000	American Tower Corp. 3.30%, 02/15/2021	1,245,405
	462,000	Ventas Realty L.P. 3.13%, 06/15/2023	468,206

			1,713,611

		Retail - 0.2%
	400,000	Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	401,917

		Software - 2.8%
	2,287,000	Microsoft Corp. 2.40%, 08/08/2026	2,243,067
	2,159,000	Oracle Corp. 1.90%, 09/15/2021	2,150,530

			4,393,597

		Telecommunications - 0.8%
	1,185,000	AT&T, Inc. 4.13%, 02/17/2026	1,240,606

		Total Corporate Bonds (cost $50,313,587)	$52,812,829

MUNICIPAL BONDS - 58.3%
		Arizona - 3.2%
	2,360,000	Salt River Project Agricultural Improvement & Power Dist. 5.00%, 01/01/2039	$2,545,449
		Scottsdale Municipal Property Corp.
	100,000	5.00%, 07/01/2030	124,399
	600,000	5.00%, 07/01/2034	766,626
	1,550,000	Tucson Industrial Dev. Auth. 0.64%, 07/15/2031(2)	1,550,000

			4,986,474

		California - 15.3%
	1,455,000	Alameda Public Financing Auth. 0.65%, 05/15/2035(2)	1,455,000
	2,515,000	Bay Area Toll Auth. 5.00%, 04/01/2043	2,988,474
	220,000	California Educational Facs. Auth. 5.25%, 04/01/2040	308,343
	1,595,000	City of San Francisco, CA, Public Utilities Commission Water Rev. 5.00%, 11/01/2041	1,853,486
	20,000	East Side Union High School Dist., GO 5.25%, 02/01/2024	24,928
		Escondido Union High School Dist., GO
	2,000,000	0.00%, 08/01/2041(3)	860,560
	1,500,000	0.00%, 08/01/2046(3)	541,020
	50,000	Hacienda La Puente Unified School District, GO 5.00%, 08/01/2019	55,386
	400,000	Imperial Irrigation Dist. Electric System, Rev. 5.13%, 11/01/2038	433,748

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.3% - (continued)
		California - 15.3% - (continued)
$	105,000	Los Angeles Department of Water & Power 5.00%, 07/01/2039	$111,894
		Los Angeles Unified School District, GO
	60,000	5.00%, 07/01/2019	66,437
	390,000	5.00%, 07/01/2022	446,546
	1,000,000	Merced Union High School Dist., GO 0.00%, 08/01/2034(3)	563,380
	100,000	Metropolitan Water Dist. of Southern California 5.75%, 07/01/2021	115,708
	4,675,000	Moreno Valley Unified School District, GO 0.00%, 08/01/2025(3)	3,814,473
	315,000	Murrieta Valley Unified School Dist. Public Financing Auth., GO 0.00%, 09/01/2020(3)	295,123
	200,000	North Orange Cnty. Community College District, GO 0.00%, 08/01/2028(3)	146,810
	50,000	Orange Redev. Agcy. Successor Agcy.,Tax Alloc. 5.00%, 09/01/2022	59,853
	350,000	Pasadena Independent School Dist., GO 0.64%, 02/01/2035(2)	350,000
	300,000	Rialto Unified School Dist., GO 0.00%, 08/01/2029(3)	206,814
	345,000	Riverside Cnty. Transportation Commission 5.25%, 06/01/2039	413,310
	2,580,000	Sacramento Municipal Utility Dist. 5.00%, 08/15/2041	3,065,014
	1,075,000	San Diego Community College Dist., GO 5.00%, 08/01/2043	1,273,778
		San Diego Unified School District, GO
	3,445,000	0.00%, 07/01/2042(3)	1,358,295
	1,290,000	0.00%, 07/01/2043(3)	489,220
		San Joaquin Cnty. Transportation Auth.
	140,000	4.00%, 03/01/2019	149,906
	315,000	6.00%, 03/01/2036	375,634
	500,000	State of California, GO 6.00%, 11/01/2039	571,975
		Univ. of California
	525,000	5.00%, 05/15/2038	614,344
	1,000,000	5.25%, 05/15/2039	1,109,510

			24,118,969

		Connecticut - 0.2%
	320,000	Connecticut State Health & Educational Fac. Auth. 5.00%, 07/01/2040	340,483

		District of Columbia - 0.2%
	230,000	Dist. of Columbia Water & Sewer Auth. 5.00%, 10/01/2044	266,441

		Florida - 7.1%
	1,840,000	County of Miami-Dade, FL, Transit System 5.00%, 07/01/2042	2,108,548
	1,945,000	County of Miami-Dade, FL, Water & Sewer System, Rev. 5.00%, 10/01/2042	2,214,052
	345,000	Florida Housing Finance Corp. 0.90%, 10/01/2017	344,596
	1,200,000	Highlands Cnty. Health Facs. Auth. 0.63%, 11/15/2035(2)	1,200,000

The accompanying notes are an integral part of these financial statements.

98

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.3% - (continued)
		Florida - 7.1% - (continued)
$	3,990,000	JEA Electric System, Rev. 0.62%, 10/01/2036(2)	$3,990,000
	1,200,000	State Board of Administration Finance Corp. 2.64%, 07/01/2021	1,238,688

			11,095,884

		Georgia - 0.4%
	75,000	Georgia State Road & Tollway Auth. 5.00%, 10/01/2021	88,709
	420,000	Metropolitan Atlanta Rapid Transit Auth. 5.25%, 07/01/2029	548,940

			637,649

		Illinois - 6.3%
	1,145,000	Chicago Transit Auth. 5.00%, 06/01/2025	1,324,536
	135,000	City of Chicago, IL, GO 5.25%, 01/01/2020	144,511
	125,000	City of Chicago, IL, Wastewater Transmission, Rev. 5.00%, 01/01/2017	125,770
	500,000	Illinois Finance Auth 5.00%, 11/15/2023	608,570
	3,500,000	Illinois State Toll Highway Auth 0.63%, 01/01/2031(2)	3,500,000
	80,000	Metropolitan Pier & Exposition Auth 0.00%, 06/15/2020(3)	71,986
		Metropolitan Pier & Exposition Auth.
	770,000	0.00%, 12/15/2017(3)	748,186
	1,445,000	0.00%, 06/15/2046(3)	370,353
	330,000	5.00%, 06/15/2050	350,820
	390,000	Metropolitan Water Reclamation Dist. of Greater Chicago, GO 5.25%, 12/01/2032	492,687
	2,080,000	State of Illinois, GO 5.00%, 06/01/2019	2,199,371

			9,936,790

		Indiana - 0.2%
	225,000	Indiana Finance Auth. 5.00%, 12/01/2019	251,701

		Louisiana - 0.2%
	255,000	State of Louisiana Gasoline & Fuels Tax, Rev. 5.00%, 05/01/2045	283,132

		Massachusetts - 4.2%
		Commonwealth of Massachusetts, GO
	155,000	5.25%, 08/01/2022	188,398
	250,000	5.25%, 09/01/2024	316,250
		Massachusetts Bay Transportation Auth.
	1,600,000	0.61%, 03/01/2030(2)	1,600,000
	190,000	5.25%, 07/01/2030	249,888
	45,000	5.25%, 07/01/2031	59,394
	165,000	Massachusetts Health & Educational Facs. Auth. 5.50%, 07/01/2032	228,815
	2,170,000	Massachusetts School Building Auth. 5.00%, 10/15/2041	2,529,894
	1,500,000	Massachusetts Water Res. Auth. 0.58%, 08/01/2037(2)	1,500,000

			6,672,639

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.3% - (continued)
		Michigan - 1.1%
$	480,000	Michigan Finance Auth. 5.00%, 08/01/2023	$576,792
		Southgate Community School Dist., GO
	255,000	5.00%, 05/01/2024	311,771
	350,000	5.00%, 05/01/2025	432,883
	320,000	State of Michigan 5.00%, 03/15/2027	398,611

			1,720,057

		Minnesota - 0.2%
	255,000	Univ. of Minnesota 5.00%, 12/01/2019	285,342

		Missouri - 0.4%
	245,000	Cnty. of Jackson, MO 5.00%, 12/01/2017	245,826
	75,000	Ritenour Consolidated School District, GO 5.00%, 03/01/2018	79,079
	250,000	State Louis Cnty. Reorganized School Dist. No R-6, GO 4.00%, 02/01/2019	259,947

			584,852

		New Jersey - 2.7%
	1,430,000	Garden State Preservation Trust 5.75%, 11/01/2028	1,810,738
		New Jersey Transportation Trust Fund Auth.
	360,000	5.00%, 06/15/2019(4)	386,438
	100,000	5.25%, 12/15/2022	114,955
	685,000	5.50%, 12/15/2022	809,821
	1,000,000	New Jersey Turnpike Auth. 5.00%, 01/01/2023	1,200,660

			4,322,612

		New York - 4.9%
	1,000,000	Housing Dev. Corp. 0.67%, 11/01/2048(2)	1,000,000
	610,000	Metropolitan Transportation Auth. 5.00%, 11/15/2021	720,270
		New York City Transitional Finance Auth.
	500,000	0.65%, 02/15/2030(2)	500,000
	970,000	4.50%, 11/01/2019	1,068,697
	1,565,000	5.00%, 02/01/2034	1,849,345
		New York City Water & Sewer System
	2,000,000	0.62%, 06/15/2024(2)	2,000,000
	465,000	5.00%, 06/15/2027	513,681

			7,651,993

		North Carolina - 0.8%
		City of Raleigh, NC, Combined Enterprise System, Rev.
	70,000	5.00%, 03/01/2020	79,018
	50,000	5.00%, 03/01/2021	58,150
	875,000	Cnty. of Wake, NC, GO 5.00%, 03/01/2024	1,090,880

			1,228,048

		Ohio - 3.6%
	340,000	Cincinnati City School Dist., Go 5.25%, 12/01/2021	404,308
	1,200,000	Cnty. of Franklin, OH 0.60%, 11/15/2033(2)	1,200,000

The accompanying notes are an integral part of these financial statements.

99

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.3% - (continued)
		Ohio - 3.6% - (continued)
		Ohio State University
$	5,000	5.00%, 12/01/2021	$5,928
	115,000	5.00%, 12/01/2030	150,379
	125,000	5.00%, 12/01/2031	164,271
		Ohio Turnpike & Infrastructure Commission
	2,500,000	0.00%, 02/15/2036(3)	1,282,875
	2,355,000	0.00%, 02/15/2037(3)	1,160,426
	1,680,000	0.00%, 02/15/2038(3)	792,758
	1,395,000	0.00%, 02/15/2041(3)	585,133

			5,746,078

		Oklahoma - 1.0%
	1,615,000	Oklahoma Housing Finance Agcy. 0.85%, 07/01/2019(2)	1,609,154

		South Carolina - 1.1%
	75,000	City of Charleston SC Waterworks & Sewer System, Rev. 5.00%, 01/01/2041	86,897
	1,345,000	SCAGO Educational Facs. Corp. for Pickens School Dist. 5.00%, 12/01/2025	1,639,084

			1,725,981

		Tennessee - 0.2%
	250,000	City of Johnson City, TN, GO 4.50%, 06/01/2021	270,878
	25,000	Cnty. of Lincoln, TN, GO 5.25%, 04/01/2018	26,532

			297,410

		Texas - 3.5%
	20,000	City of Houston, TX, Combined Utility System, Rev. 5.00%, 11/15/2016	20,030
	330,000	Cnty. of Harris, TX 5.00%, 08/15/2040	361,931
	100,000	Cnty. of Harris, TX, GO 5.00%, 10/01/2018	107,830
	210,000	Dallas Area Rapid Transit 5.25%, 12/01/2030	276,706
	100,000	Fort Bend Independent School Dist., GO 4.75%, 08/15/2034	106,024
		Frisco Independent School Dist., GO
	125,000	5.00%, 08/15/2026	129,210
	370,000	5.00%, 08/15/2041	424,849
	45,000	Harris Cnty. Flood Control Dist. 5.00%, 10/01/2024	51,568
	460,000	Lower Colorado River Auth. 5.00%, 05/15/2022	519,271
	100,000	North East Independent School District, GO 5.25%, 02/01/2027	130,075
		North Texas Tollway Auth, Rev
	525,000	5.00%, 01/01/2024	638,967
	845,000	6.00%, 01/01/2028	933,804
	5,000	6.10%, 01/01/2028	5,538
	480,000	Permanent Univ. Fund - Univ. of Texas System 5.25%, 07/01/2028	629,266
	275,000	Tomball Independent School Dist., GO 5.00%, 02/15/2018(4)	289,569
	705,000	Univ. of Texas System 5.00%, 08/15/2022	848,989

			5,473,627

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.3% - (continued)
		Virginia - 1.1%
$	1,800,000	City of Norfolk, VA, GO 0.61%, 08/01/2037(2)	$1,800,000

		Washington - 0.4%
	290,000	Cnty. of King, WA ,Sewer Rev. 5.00%, 01/01/2039	314,734
	250,000	Snohomish Cnty. School Dist. No 15 Edmonds, GO 4.00%, 12/01/2016	250,660

			565,394

		Total Municipal Bonds (cost $82,227,138)	$91,600,710

U.S. GOVERNMENT SECURITIES - 4.3%
		U.S. Treasury Securities - 4.3%
		U.S. Treasury Notes - 4.3%
	2,712,000	0.63%, 07/31/2017	$2,711,789
	3,140,000	0.75%, 08/31/2018	3,134,357
	847,000	1.13%, 08/31/2021	839,523

			6,685,669

		Total U.S. Government Securities (cost $6,678,614)	$6,685,669

		Total Long-Term Investments (cost $142,478,420)	$154,350,982

SHORT-TERM INVESTMENTS - 1.7%
		Other Investment Pools & Funds - 1.7%
	2,658,583	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$2,658,583

		Total Short-Term Investments (cost $2,658,583)	$2,658,583

Total Investments (cost $145,137,003)^	100.0%	$157,009,565
Other Assets & Liabilities	0.0%	21,700

Total Net Assets	100.0%	$157,031,265

The accompanying notes are an integral part of these financial statements.

100

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $145,045,255 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,164,927
Unrealized Depreciation	(200,617)

Net Unrealized Appreciation	$11,964,310

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $1,500,502, which represents 1.0% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Security is a zero-coupon bond.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $674,964 at October 31, 2016.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	14	12/20/2016	$1,824,784	$1,814,750	$10,034
U.S. Treasury Ultra Bond Future	32	12/20/2016	5,718,910	5,630,000	88,910

Total					$98,944

Total futures contracts					$98,944

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

101

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$3,251,774	$—	$3,251,774	$—
Corporate Bonds	52,812,829	—	52,812,829	—
Municipal Bonds	91,600,710	—	91,600,710	—
U.S. Government Securities	6,685,669	—	6,685,669	—
Short-Term Investments	2,658,583	2,658,583	—	—
Futures Contracts(2)	98,944	98,944	—	—

Total	$157,108,509	$2,757,527	$154,350,982	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4%
	Automobiles & Components - 0.7%
16,085	Standard Motor Products, Inc.	$786,557

	Banks - 9.8%
20,125	Chemical Financial Corp.	864,369
5,033	First Citizens BancShares, Inc. Class A	1,464,603
70,671	First Horizon National Corp.	1,089,040
67,600	First Midwest Bancorp, Inc.	1,305,356
38,407	Heritage Financial Corp.	706,689
46,415	Kearny Financial Corp.	647,489
19,500	Lakeland Financial Corp.	718,380
27,500	PrivateBancorp, Inc.	1,244,100
15,700	Simmons First National Corp. Class A	774,795
17,271	Univest Corp. of Pennsylvania	410,186
11,900	Westamerica Bancorp	589,764
39,500	Western Alliance Bancorp*	1,475,720
12,736	Wintrust Financial Corp.	687,107

		11,977,598

	Capital Goods - 12.1%
51,800	Advanced Drainage Systems, Inc.	989,380
18,400	CLARCOR, Inc.	1,144,664
11,100	Comfort Systems USA, Inc.	320,235
19,200	DigitalGlobe, Inc.*	481,920
10,900	Dycom Industries, Inc.*	838,537
24,406	ESCO Technologies, Inc.	1,087,287
16,400	Fortune Brands Home & Security, Inc.	895,932
17,085	Franklin Electric Co., Inc.	622,748
39,200	Generac Holdings, Inc.*	1,493,128
27,000	Hexcel Corp.	1,228,230
15,616	IDEX Corp.	1,349,847
57,507	Kornit Digital Ltd.*	592,322
12,800	MSC Industrial Direct Co., Inc. Class A	931,840
25,262	Simpson Manufacturing Co., Inc.	1,081,214
25,000	Terex Corp.	597,000
9,400	Valmont Industries, Inc.	1,202,730

		14,857,014

	Commercial & Professional Services - 3.9%
55,772	Advanced Disposal Services, Inc.*	1,117,113
14,263	HNI Corp.	579,934
41,700	Knoll, Inc.	902,388
18,978	Matthews International Corp. Class A	1,136,782
12,614	McGrath Rent Corp.	379,681
17,600	On Assignment, Inc.*	605,616

		4,721,514

	Consumer Durables & Apparel - 4.4%
39,900	Brunswick Corp.	1,735,650
12,048	Cavco Industries, Inc.*	1,113,235
14,388	Helen of Troy Ltd.*	1,172,622
42,500	Steven Madden Ltd.*	1,419,500

		5,441,007

	Consumer Services - 5.9%
25,800	Cheesecake Factory, Inc.	1,372,302
3,430	Churchill Downs, Inc.	466,480
2,700	Domino’s Pizza, Inc.	456,948
3,000	Graham Holdings Co. Class B	1,425,000
60,600	ILG, Inc.	992,628
8,800	Jack in the Box, Inc.	824,824
27,700	Red Rock Resorts, Inc. Class A	606,630
29,500	ServiceMaster Global Holdings, Inc.*	1,055,805

		7,200,617

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.4% - (continued)
	Diversified Financials - 1.7%
48,800	Compass Diversified Holdings	$893,040
67,469	Golub Capital BDC, Inc.	1,194,201

		2,087,241

	Energy - 2.6%
14,716	PDC Energy, Inc.*	902,533
34,463	RPC, Inc.*	595,176
29,890	RSP Permian, Inc.*	1,079,029
85,424	Synergy Resources Corp.*	584,300

		3,161,038

	Food, Beverage & Tobacco - 1.8%
66,675	Darling Ingredients, Inc.*	906,780
32,849	Dean Foods Co.	599,823
20,329	Hain Celestial Group, Inc.*	739,366

		2,245,969

	Health Care Equipment & Services - 6.3%
11,200	Centene Corp.*	699,776
5,200	Cooper Cos., Inc.	915,408
12,231	DENTSPLY SIRONA, Inc.	704,139
17,500	HealthSouth Corp.	702,625
47,588	K2M Group Holdings, Inc.*	812,327
13,900	LifePoint Health, Inc.*	831,915
11,900	Masimo Corp.*	654,500
28,667	Surgical Care Affiliates, Inc.*	1,226,661
14,800	West Pharmaceutical Services, Inc.	1,125,244

		7,672,595

	Insurance - 4.9%
19,872	AMERISAFE, Inc.	1,104,883
28,300	Brown & Brown, Inc.	1,043,138
46,000	National General Holdings Corp.	945,300
22,966	ProAssurance Corp.	1,224,088
15,900	Reinsurance Group of America, Inc.	1,714,974

		6,032,383

	Materials - 4.4%
12,880	Balchem Corp.	977,592
15,300	Compass Minerals International, Inc.	1,099,305
31,400	Louisiana-Pacific Corp.*	576,190
42,139	Multi Packaging Solutions International Ltd.*	569,298
11,100	Packaging Corp. of America	915,750
28,641	Pretium Resources, Inc.*	280,395
33,300	Steel Dynamics, Inc.	914,418

		5,332,948

	Media - 1.3%
20,100	AMC Entertainment Holdings, Inc. Class A	632,145
39,466	Hemisphere Media Group, Inc.*	461,752
40,600	Time, Inc.	527,800

		1,621,697

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
12,400	Akorn, Inc.*	296,980
61,495	Catalent, Inc.*	1,402,701
31,700	Cepheid*	1,676,930
21,476	Flexion Therapeutics, Inc.*	410,192
18,272	INC Research Holdings, Inc. Class A*	835,030
19,800	Intersect ENT, Inc.*	289,080
31,240	Otonomy, Inc.*	471,724
11,600	Pacira Pharmaceuticals, Inc.*	368,880
20,000	PAREXEL International Corp.*	1,165,200

The accompanying notes are an integral part of these financial statements.

103

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
Common Stocks - 92.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.1% - (continued)
36,158	Patheon N.V.*	$918,052
21,000	Repligen Corp.*	599,970
52,951	VWR Corp.*	1,456,682

		9,891,421

	Real Estate - 6.3%
35,500	Douglas Emmett, Inc. REIT	1,295,750
13,424	Equity LifeStyle Properties, Inc. REIT	1,018,076
87,200	Gramercy Property Trust REIT	803,984
35,500	HFF, Inc. Class A REIT	945,365
61,579	Kennedy-Wilson Holdings, Inc. REIT	1,268,527
8,869	Mid-America Apartment Communities, Inc. REIT	822,600
59,940	Terreno Realty Corp. REIT	1,564,434

		7,718,736

	Semiconductors & Semiconductor Equipment - 3.7%
99,500	Entegris, Inc.*	1,582,050
35,000	Integrated Device Technology, Inc.*	724,850
28,520	MACOM Technology Solutions Holdings, Inc.*	1,048,395
104,900	ON Semiconductor Corp.*	1,224,183

		4,579,478

	Software & Services - 6.7%
50,200	Cadence Design Systems, Inc.*	1,284,116
45,678	CoreLogic, Inc.*	1,944,056
9,400	EPAM Systems, Inc.*	605,078
23,900	Fortinet, Inc.*	766,234
21,000	Leidos Holdings, Inc.	872,970
54,380	Match Group, Inc.*	982,103
25,960	PTC, Inc.*	1,231,542
15,370	Verint Systems, Inc.*	553,320

		8,239,419

	Technology Hardware & Equipment - 2.4%
62,600	Ciena Corp.*	1,213,188
2,000	Coherent, Inc.*	208,240
28,064	Fabrinet*	1,065,309
6,800	OSI Systems, Inc.*	476,884

		2,963,621

	Transportation - 2.5%
13,974	Allegiant Travel Co.	1,927,015
16,300	Ryder System, Inc.	1,131,057

		3,058,072

	Utilities - 2.9%
17,900	IDACORP, Inc.	1,403,181
13,400	Portland General Electric Co.	584,776
12,300	SJW Corp.	623,979
19,400	Vectren Corp.	976,014

		3,587,950

	Total Common Stocks (cost $87,645,409)	$113,176,875

	Total Long-Term Investments (cost $87,645,409)	$113,176,875

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.7%
	Other Investment Pools & Funds - 4.7%
5,813,769	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$5,813,769

	Total Short-Term Investments (cost $5,813,769)	$5,813,769

Total Investments (cost $93,459,178)^	97.1%	$118,990,644
Other Assets and Liabilities	2.9%	3,515,906

Total Net Assets	100.0%	$122,506,550

The accompanying notes are an integral part of these financial statements.

104

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $93,542,895 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,986,563
Unrealized Depreciation	(1,538,814)

Net Unrealized Appreciation	$25,447,749

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

105

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$786,557	$786,557	$—	$—
Banks	11,977,598	11,977,598	—	—
Capital Goods	14,857,014	14,857,014	—	—
Commercial & Professional Services	4,721,514	4,721,514	—	—
Consumer Durables & Apparel	5,441,007	5,441,007	—	—
Consumer Services	7,200,617	7,200,617	—	—
Diversified Financials	2,087,241	2,087,241	—	—
Energy	3,161,038	3,161,038	—	—
Food, Beverage & Tobacco	2,245,969	2,245,969	—	—
Health Care Equipment & Services	7,672,595	7,672,595	—	—
Insurance	6,032,383	6,032,383	—	—
Materials	5,332,948	5,332,948	—	—
Media	1,621,697	1,621,697	—	—
Pharmaceuticals, Biotechnology & Life Sciences	9,891,421	9,891,421	—	—
Real Estate	7,718,736	7,718,736	—	—
Semiconductors & Semiconductor Equipment	4,579,478	4,579,478	—	—
Software & Services	8,239,419	8,239,419	—	—
Technology Hardware & Equipment	2,963,621	2,963,621	—	—
Transportation	3,058,072	3,058,072	—	—
Utilities	3,587,950	3,587,950	—	—
Short-Term Investments	5,813,769	5,813,769	—	—

Total	$118,990,644	$118,990,644	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

106

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 84.7%
	Automobiles & Components - 0.8%
48,900	BorgWarner, Inc.	$1,752,576

	Banks - 6.6%
27,672	Chemical Financial Corp.	1,188,512
18,427	Commerce Bancshares, Inc.	918,033
20,500	East West Bancorp, Inc.	809,955
23,900	FCB Financial Holdings, Inc. Class A*	891,470
99,390	First Horizon National Corp.	1,531,600
17,024	First Republic Bank	1,267,096
25,000	PrivateBancorp, Inc.	1,131,000
10,635	SVB Financial Group*	1,300,342
28,758	Webster Financial Corp.	1,161,823
21,922	Westamerica Bancorp	1,086,454
36,800	Western Alliance Bancorp*	1,374,848
6,200	Wintrust Financial Corp.	334,490
38,365	Zions Bancorp	1,235,737

		14,231,360

	Capital Goods - 10.1%
43,012	AGCO Corp.	2,197,053
87,200	Allison Transmission Holdings, Inc.	2,554,088
11,200	Carlisle Cos., Inc.	1,174,320
23,400	CLARCOR, Inc.	1,455,714
25,635	DigitalGlobe, Inc.*	643,438
13,400	Dycom Industries, Inc.*	1,030,862
18,500	Fortune Brands Home & Security, Inc.	1,010,655
7,100	Graco, Inc.	531,790
29,600	Hexcel Corp.	1,346,504
20,891	IDEX Corp.	1,805,818
6,746	Lennox International, Inc.	984,174
19,260	MSC Industrial Direct Co., Inc. Class A	1,402,128
35,918	Owens Corning	1,752,080
10,500	Snap-on, Inc.	1,618,050
42,177	Terex Corp.	1,007,187
8,857	Valmont Industries, Inc.	1,133,253

		21,647,114

	Commercial & Professional Services - 4.5%
90,755	Interface, Inc.	1,438,467
73,612	KAR Auction Services, Inc.	3,134,399
91,552	Rollins, Inc.	2,821,633
10,768	Verisk Analytics, Inc. Class A*	878,130
17,795	Waste Connections, Inc.	1,338,362

		9,610,991

	Consumer Durables & Apparel - 3.8%
54,000	Brunswick Corp.	2,349,000
69,136	Mattel, Inc.	2,179,858
34,271	PVH Corp.	3,666,312

		8,195,170

	Consumer Services - 4.5%
162,075	Aramark	6,034,052
5,800	Graham Holdings Co. Class B	2,755,000
9,048	Jack in the Box, Inc.	848,069

		9,637,121

	Diversified Financials - 1.8%
9,289	Affiliated Managers Group, Inc.*	1,232,279
63,262	Ares Capital Corp.	967,908
28,000	Raymond James Financial, Inc.	1,683,360

		3,883,547

Shares or Principal Amount		Market Value†
COMMON STOCKS - 84.7% - (continued)
	Energy - 2.7%
63,747	Gulfport Energy Corp.*	$1,536,940
23,249	Helmerich & Payne, Inc.	1,467,245
38,000	Matador Resources Co.*	828,780
17,200	PDC Energy, Inc.*	1,054,876
57,204	RPC, Inc.*	987,913

		5,875,754

	Food & Staples Retailing - 0.5%
44,309	Performance Food Group Co.*	1,063,416

	Food, Beverage & Tobacco - 0.8%
34,850	Hain Celestial Group, Inc.*	1,267,495
7,876	WhiteWave Foods Co.*	429,163

		1,696,658

	Health Care Equipment & Services - 6.5%
25,774	Acadia Healthcare Co., Inc.*	926,833
25,849	Centene Corp.*	1,615,045
12,842	Cooper Cos., Inc.	2,260,706
47,638	DENTSPLY SIRONA, Inc.	2,742,520
41,584	Envision Healthcare Holdings, Inc.*	822,532
9,616	Henry Schein, Inc.*	1,434,707
9,700	LifePoint Health, Inc.*	580,545
15,200	Masimo Corp.*	836,000
12,017	Universal Health Services, Inc. Class B	1,450,572
16,500	West Pharmaceutical Services, Inc.	1,254,495

		13,923,955

	Household & Personal Products - 1.4%
22,600	Spectrum Brands Holdings, Inc.	3,056,424

	Insurance - 3.4%
48,133	Arthur J Gallagher & Co.	2,321,455
17,700	ProAssurance Corp.	943,410
23,720	Reinsurance Group of America, Inc.	2,558,439
22,350	Torchmark Corp.	1,417,213

		7,240,517

	Materials - 2.0%
12,426	Packaging Corp. of America	1,025,145
10,800	Reliance Steel & Aluminum Co.	742,824
56,954	Sealed Air Corp.	2,598,811

		4,366,780

	Media - 1.2%
1,800	Cable One, Inc.	1,038,132
84,300	TEGNA, Inc.	1,653,966

		2,692,098

	Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
17,600	Akorn, Inc.*	421,520
117,592	Catalent, Inc.*	2,682,273
51,441	Cepheid*	2,721,229
21,200	Pacira Pharmaceuticals, Inc.*	674,160
26,781	PAREXEL International Corp.*	1,560,261
43,215	PerkinElmer, Inc.	2,199,211
14,759	Puma Biotechnology, Inc.*	565,270
115,005	VWR Corp.*	3,163,788

		13,987,712

	Real Estate - 4.4%
11,370	Alexandria Real Estate Equities, Inc. REIT	1,225,800
30,100	Douglas Emmett, Inc. REIT	1,098,650
21,653	Equity LifeStyle Properties, Inc. REIT	1,642,164

The accompanying notes are an integral part of these financial statements.

107

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 84.7% - (continued)
	Real Estate - 4.4% - (continued)
128,042	Gramercy Property Trust REIT	$1,180,547
41,998	Lamar Advertising Co. Class A, REIT	2,664,773
17,519	Mid-America Apartment Communities, Inc. REIT	1,624,887

		9,436,821

	Retailing - 2.2%
18,100	Advance Auto Parts, Inc.	2,535,448
30,647	Liberty Ventures Series A*	1,222,815
18,514	Nordstrom, Inc.	962,728

		4,720,991

	Semiconductors & Semiconductor Equipment - 2.6%
62,675	Integrated Device Technology, Inc.*	1,297,999
22,141	Linear Technology Corp.	1,329,789
21,200	Microchip Technology, Inc.	1,283,660
144,696	ON Semiconductor Corp.*	1,688,602

		5,600,050

	Software & Services - 9.3%
49,391	Cadence Design Systems, Inc.*	1,263,422
10,710	CommerceHub, Inc. Series A*	160,864
10,820	CommerceHub, Inc. Series C*	162,841
51,100	CoreLogic, Inc.*	2,174,816
12,800	Gartner, Inc. Class A*	1,101,312
60,749	Genpact Ltd.*	1,396,619
40,147	Leidos Holdings, Inc.	1,668,911
89,029	Match Group, Inc.*	1,607,864
53,300	PTC, Inc.*	2,528,552
61,560	Sabre Corp.	1,590,095
19,394	Synopsys, Inc.*	1,150,258
53,836	Vantiv, Inc. Class A*	3,141,869
23,800	VeriSign, Inc.*	1,999,676

		19,947,099

	Technology Hardware & Equipment - 1.8%
22,357	Arrow Electronics, Inc.*	1,366,460
86,300	Ciena Corp.*	1,672,494
107,500	Viavi Solutions, Inc.*	765,400

		3,804,354

	Telecommunication Services - 0.9%
88,400	Frontier Communications Co.	355,368
13,266	SBA Communications Corp. Class A*	1,502,772

		1,858,140

	Transportation - 2.5%
12,996	Kirby Corp.*	766,114
28,389	Ryder System, Inc.	1,969,913
56,574	Spirit Airlines, Inc.*	2,711,592

		5,447,619

	Utilities - 3.9%
37,200	Alliant Energy Corp.	1,415,460
29,700	IDACORP, Inc.	2,328,183
34,232	Portland General Electric Co.	1,493,884
26,889	Vectren Corp.	1,352,786
29,664	Westar Energy, Inc.	1,700,341

		8,290,654

	Total Common Stocks (cost $166,255,640)	$181,966,921

Shares or Principal Amount		Market Value†
EXCHANGE TRADED FUNDS - 6.9%
	Other Investment Pools & Funds - 6.9%
43,453	iShares Russell 2000 ETF	$5,149,180
57,425	iShares Russell Mid-Cap ETF	9,692,766

	Total Exchange Traded Funds (cost $14,938,896)	$14,841,946

	Total Long-Term Investments (cost $181,194,536)	$196,808,867

SHORT-TERM INVESTMENTS - 9.8%
	Other Investment Pools & Funds - 9.8%
21,046,062	Morgan Stanley Treasury Securities Portfolio, Institutional Class	$21,046,062

	Total Short-Term Investments (cost $21,046,062)	$21,046,062

Total Investments (cost $202,240,598)^	101.4%	$217,854,929
Other Assets and Liabilities	(1.4)%	(3,098,380)

Total Net Assets	100.0%	$214,756,549

The accompanying notes are an integral part of these financial statements.

108

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $202,961,815 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,288,621
Unrealized Depreciation	(2,395,507)

Net Unrealized Appreciation	$14,893,114

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

109

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$1,752,576	$1,752,576	$—	$—
Banks	14,231,360	14,231,360	—	—
Capital Goods	21,647,114	21,647,114	—	—
Commercial & Professional Services	9,610,991	9,610,991	—	—
Consumer Durables & Apparel	8,195,170	8,195,170	—	—
Consumer Services	9,637,121	9,637,121	—	—
Diversified Financials	3,883,547	3,883,547	—	—
Energy	5,875,754	5,875,754	—	—
Food & Staples Retailing	1,063,416	1,063,416	—	—
Food, Beverage & Tobacco	1,696,658	1,696,658	—	—
Health Care Equipment & Services	13,923,955	13,923,955	—	—
Household & Personal Products	3,056,424	3,056,424	—	—
Insurance	7,240,517	7,240,517	—	—
Materials	4,366,780	4,366,780	—	—
Media	2,692,098	2,692,098	—	—
Pharmaceuticals, Biotechnology & Life Sciences	13,987,712	13,987,712	—	—
Real Estate	9,436,821	9,436,821	—	—
Retailing	4,720,991	4,720,991	—	—
Semiconductors & Semiconductor Equipment	5,600,050	5,600,050	—	—
Software & Services	19,947,099	19,947,099	—	—
Technology Hardware & Equipment	3,804,354	3,804,354	—	—
Telecommunication Services	1,858,140	1,858,140	—	—
Transportation	5,447,619	5,447,619	—	—
Utilities	8,290,654	8,290,654	—	—
Exchange Traded Funds	14,841,946	14,841,946	—	—
Short-Term Investments	21,046,062	21,046,062	—	—

Total	$217,854,929	$217,854,929	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

110

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Hartford Schroders Funds

Statements of Assets and Liabilities

October 31, 2016

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Assets:
Investments in securities, at market value	$83,563,480	$1,630,589,549	$60,832,745
Investments in affiliated issuers, at market value	—	15,759,459	—
Cash	—	542,286	228,644
Cash collateral due from broker	—	—	—
Foreign currency	—	522,521	2,939
Unrealized appreciation on OTC swap contracts	—	—	7,401
Unrealized appreciation on foreign currency contracts	898,589	—	395,823
Receivables:
Investment securities sold	2,941,813	12,453,262	4,236,742
Fund shares sold	251,098	4,647,724	87,413
Dividends and interest	960,365	1,091,520	1,005,345
Variation margin on financial derivative instruments	—	—	—
OTC swap premiums paid	—	—	—
Other assets	75,930	3,140,040	43,763

Total assets	88,691,275	1,668,746,361	66,840,815

Liabilities:
Unrealized depreciation on foreign currency contracts	993,077	—	358,513
Bank overdraft	—	—	—
Bank overdraft - foreign cash	1,439,365	—	—
Unrealized depreciation on OTC swap contracts	—	—	6,789
Cash collateral due to broker	—	—	—
Payables:
Investment securities purchased	1,307,194	40,554,185	4,103,388
Fund shares redeemed	127,828	1,667,009	454
Investment management fees	70,332	1,446,314	41,419
Transfer agent fees	13,365	21,068	13,236
Accounting services fees	582	11,097	426
Board of Director’s fees	43	236	39
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	—	3,329,151	—
Distribution fees	1,580	9,729	503
Written options	—	—	—
Accrued expenses and other liabilities	88,400	709,511	73,333
OTC swap premiums received	—	—	49,282

Total liabilities	4,041,766	47,748,300	4,647,382

Net assets	$84,649,509	$1,620,998,061	$62,193,433

Summary of Net Assets:
Capital stock and paid-in-capital	$85,666,806	$1,630,702,399	$61,147,450
Undistributed (distributions in excess of) net investment income	(191,582)	11,341,680	211,235
Accumulated net realized gain (loss)	(1,481,720)	(262,850,995)	(922,228)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	656,005	241,804,977	1,756,976

Net assets	$84,649,509	$1,620,998,061	$62,193,433

Shares authorized	310,000,000	530,000,000	450,000,000

Par value	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$10.20	$12.59	$9.79

Maximum offering price per share	$10.68	$13.32	$10.25

Shares outstanding	334,322	3,090,515	174,467

Net Assets	$3,409,547	$38,917,987	$1,707,492

Class C: Net asset value per share	$10.18	$12.58	$9.78

Shares outstanding	976	789	1,013

Net Assets	$9,932	$9,921	$9,905

The accompanying notes are an integral part of these financial statements.

112

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Schroders Global Strategic Bond Fund	Hartford Schroders Income Builder Fund

$67,496,758	$26,087,756
22,630	—
551,485	—
834,640	166,114
394,552	24,507
1,883	—
1,412,305	82,548

537,841	196,670
57	1,164
312,231	217,440
713,214	—
22,333	—
14,395	43,998

72,314,324	26,820,197

739,526	79,986
—	114,763
—	—
11,404	—
389,802	—

413,010	78,799
47,653	2,255
38,144	15,338
13,281	13,056
484	180
41	35
—	7,015
—	4,723
45	511
27,991	—
69,638	246,655
43,256	—

1,794,275	563,316

$70,520,049	$26,256,881

$75,903,541	$30,875,802
1,486,940	151,733
(5,579,467)	(4,681,544)
(1,290,965)	(89,110)

$70,520,049	$26,256,881

450,000,000	450,000,000

$0.0001	$0.0001

$9.21	$8.50

$9.64	$8.90

13,619	294,854

$125,483	$2,506,303

$9.25	$8.50

1,077	1,169

$9,970	$9,933

The accompanying notes are an integral part of these financial statements.

113

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Class I: Net asset value per share	$10.19	$12.59	$9.78

Shares outstanding	7,076,394	81,058,102	942,799

Net Assets	$72,080,270	$1,020,290,806	$9,217,791

Class R3: Net asset value per share	$—	$12.58	$9.78

Shares outstanding	—	789	1,013

Net Assets	$—	$9,922	$9,906

Class R4: Net asset value per share	$—	$12.58	$9.78

Shares outstanding	—	789	1,013

Net Assets	$—	$9,923	$9,906

Class R5: Net asset value per share	$—	$12.58	$9.78

Shares outstanding	—	789	1,013

Net Assets	$—	$9,924	$9,906

Class Y: Net asset value per share	$10.18	$12.58	$9.78

Shares outstanding	976	789	1,013

Net Assets	$9,934	$9,924	$9,907

Class SDR: Net asset value per share	$10.21	$12.60	$9.79

Shares outstanding	895,103	44,585,627	5,233,031

Net Assets	$9,139,826	$561,739,654	$51,218,620

Cost of investments	$82,724,887	$1,390,828,881	$59,111,654
Cost of investments in affiliated issuers	$—	$13,316,023	$—
Cost of foreign currency	$—	$520,940	$2,928
Cost of bank overdraft - foreign cash	$1,403,676	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

114

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Schroders Global Strategic Bond Fund	Hartford Schroders Income Builder Fund
$9.26	$8.51

1,112	421,653

$10,294	$3,587,992

$9.26	$8.50

1,077	1,169

$9,971	$9,934

$9.26	$8.50

1,077	1,169

$9,972	$9,935

$9.26	$8.50

1,077	1,169

$9,973	$9,935

$9.26	$8.50

1,077	1,169

$9,973	$9,936

$9.17	$8.51

7,671,528	2,363,680

$70,334,413	$20,112,913

$69,548,678	$26,202,709
$22,696	$—
$402,863	$24,212
$—	$—
$75,013	$—

The accompanying notes are an integral part of these financial statements.

115

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Assets:
Investments in securities, at market value	$439,326,141	$155,883,273	$157,009,565
Cash	396,015	—	50
Cash collateral due from broker	424,200	—	—
Foreign currency	135,260	9,696	—
Unrealized appreciation on foreign currency contracts	243,624	—	—
Receivables:
Investment securities sold	4,581,091	15,874,377	400,663
Fund shares sold	1,011,975	145,384	41,457
Dividends and interest	1,231,531	426,196	1,152,040
Variation margin on financial derivative instruments	—	—	98,944
Other assets	414,624	153,286	46,109

Total assets	447,764,461	172,492,212	158,748,828

Liabilities:
Unrealized depreciation on foreign currency contracts	579,657	—	—
Bank overdraft	—	21,615,956	—
Payables:
Investment securities purchased	13,337,768	—	675,575
Fund shares redeemed	212,197	293,971	898,472
Investment management fees	300,020	125,267	56,332
Transfer agent fees	15,304	13,832	9,843
Accounting services fees	2,357	957	778
Board of Director’s fees	85	54	52
Variation margin on financial derivative instruments	2,802	—	—
Foreign taxes	338,667	83,340	—
Distribution fees	5,120	663	1,643
Accrued expenses and other liabilities	205,939	102,148	74,868

Total liabilities	14,999,916	22,236,188	1,717,563

Net assets	$432,764,545	$150,256,024	$157,031,265

Summary of Net Assets:
Capital stock and paid-in-capital	$455,661,604	$149,326,297	$144,468,779
Undistributed (distributions in excess of) net investment income	949,632	2,454,741	58,131
Accumulated net realized gain (loss)	(21,291,883)	(11,029,413)	532,849
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(2,554,808)	9,504,399	11,971,506

Net assets	$432,764,545	$150,256,024	$157,031,265

Shares authorized	480,000,000	460,000,000	310,000,000

Par value	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$8.61	$11.02	$11.19

Maximum offering price per share	$9.11	$11.66	$11.72

Shares outstanding	3,223,257	291,974	772,739

Net Assets	$27,750,709	$3,217,307	$8,648,482

Class C: Net asset value per share	$8.60	$10.69	$11.20

Shares outstanding	1,160	940	892

Net Assets	$9,975	$10,048	$9,992

Class I: Net asset value per share	$8.60	$10.69	$11.21

Shares outstanding	21,305,777	7,739,830	7,326,008

Net Assets	$183,320,999	$82,725,703	$82,088,133

Class R3: Net asset value per share	$8.60	$10.69	$—

Shares outstanding	1,160	940	—

Net Assets	$9,976	$10,048	$—

The accompanying notes are an integral part of these financial statements.

116

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

$118,990,644	$217,854,929
105,944	131,558
—	—
—	—
—	—

3,680,418	9,089,871
181,494	1,475,747
36,693	70,783
—	—
39,043	85,531

123,034,236	228,708,419

—	—
—	—

171,433	13,467,335
163,596	206,051
107,679	172,322
13,569	13,941
471	679
48	57
—	—
—	—
900	6,268
69,990	85,217

527,686	13,951,870

$122,506,550	$214,756,549

$89,720,784	$195,422,683
(29,276)	398,691
7,283,576	3,320,844
25,531,466	15,614,331

$122,506,550	$214,756,549

450,000,000	450,000,000

$0.0001	$0.0001

$23.78	$11.98

$25.16	$12.68

108,444	2,705,116

$2,579,116	$32,398,539

$24.66	$12.41

401	801

$9,881	$9,939

$24.67	$12.42

4,582,718	14,267,120

$113,072,045	$177,197,033

$24.67	$12.41

401	801

$9,882	$9,939

The accompanying notes are an integral part of these financial statements.

117

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Class R4: Net asset value per share	$8.60	$10.69	$—

Shares outstanding	1,160	940	—

Net Assets	$9,977	$10,049	$—

Class R5: Net asset value per share	$8.60	$10.69	$—

Shares outstanding	1,160	940	—

Net Assets	$9,978	$10,050	$—

Class Y: Net asset value per share	$8.60	$10.69	$11.20

Shares outstanding	1,160	940	892

Net Assets	$9,978	$10,050	$9,995

Class SDR: Net asset value per share	$8.60	$10.70	$11.20

Shares outstanding	25,777,311	6,008,178	5,917,231

Net Assets	$221,642,953	$64,262,769	$66,274,663

Cost of investments	$441,394,474	$146,337,354	$145,137,003
Cost of foreign currency	$139,026	$9,668	$—

The accompanying notes are an integral part of these financial statements.

118

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund
$24.67	$12.42

401	801

$9,883	$9,940

$24.67	$12.42

401	801

$9,884	$9,941

$24.67	$12.42

401	801

$9,884	$9,941

$24.71	$12.44

275,411	410,944

$6,805,975	$5,111,277

$93,459,178	$202,240,598
$—	$—

The accompanying notes are an integral part of these financial statements.

119

Hartford Schroders Funds

Statements of Operations

For the Year Ended October 31, 2016

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Investment Income:
Dividends	$—	$31,142,093	$—
Interest	4,903,249	1,012,873	3,228,922
Less: Foreign tax withheld	(13,702)	(4,370,075)	(38,870)

Total investment income, net	4,889,547	27,784,891	3,190,052

Expenses:
Investment management fees	731,411	13,008,810	355,825
Sub-administration fees	61,317	976,217	35,637
Administrative services fees
Class R3	—	1	1
Class R4	—	—	—
Class R5	—	—	—
Transfer agent fees
Class A(1)	4,129	3,390	2,805
Class C	—	—	—
Class I(1)	70,126	75,023	13,453
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class Y	—	—	—
Class SDR(1)	4,136	36,468	61,020
Shareholder Service fees
Class A(1)	6,089	54,751	2,143
Class I(1)	103,640	1,201,315	10,743
Distribution fees
Class A(1)	10,576	95,967	3,858
Class C	3	3	3
Class R3	—	1	1
Class R4	—	1	1
Custodian fees	47,734	631,311	32,771
Registration and filing fees	43,135	83,318	41,184
Accounting services fees	582	11,097	426
Board of Directors’ fees	9,744	49,116	8,322
Audit fees	33,633	70,957	28,315
Other expenses	68,107	390,497	70,500

Total expenses (before waivers and fees paid indirectly)	1,194,362	16,688,243	667,008
Expense waivers	—	(150,937)	—
Management fee waivers	(279,777)	(920,989)	(312,330)

Total waivers and fees paid indirectly	(279,777)	(1,071,926)	(312,330)

Total expenses, net	914,585	15,616,317	354,678

Net Investment Income (Loss)	3,974,962	12,168,574	2,835,374

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(2,595,115)	(89,476,840)	496,618
Less: Foreign taxes paid on realized capital gains	—	(80,407)	—
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	60,853
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	(133,193)
Net realized gain (loss) on foreign currency contracts	1,488,434	—	(160,711)
Net realized gain (loss) on other foreign currency transactions	(46,981)	(1,036,614)	(35,663)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,153,662)	(90,593,861)	227,904

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	4,403,044	212,568,693	2,944,249
Net unrealized appreciation (depreciation) of investments in affiliated issuers	—	1,845,374	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	3,437
Net unrealized appreciation (depreciation) of foreign currency contracts	(896,857)	—	88,145
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(75,480)	1,157	1,602

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	3,430,707	214,415,224	3,037,433

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,277,045	123,821,363	3,265,337

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,252,007	$135,989,937	$6,100,711

(1)	See Note 1 regarding the reorganization of the Funds and the activity of the share classes prior to the reorganization.

The accompanying notes are an integral part of these financial statements.

120

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

Hartford Schroders Global Strategic Bond Fund	Hartford Schroders Income Builder Fund

$—	$384,845
1,277,279	861,557
(3,298)	(33,327)

1,273,981	1,213,075

398,872	160,193
54,637	20,125

1	1
—	—
—	—

201	7,402
—	—
1,218	11,668
—	—
—	—
—	—
—	—
76,657	57,638

282	3,583
2,540	5,702

479	6,410
3	3
1	1
1	1
35,315	61,378
45,141	41,036
484	180
9,484	7,784
25,277	26,816
79,346	97,294

729,939	507,215
—	—
(282,308)	(323,704)

(282,308)	(323,704)

447,631	183,511

826,350	1,029,564

(2,322,629)	(1,994,652)
—	—
(382,206)	(71,078)
(312,880)	(295,981)
448,165	(8,238)
(1,482,140)	—
3,717,801	492,032
226,033	13,390

(107,856)	(1,864,527)

524,184	1,593,485
(66)	—
(52,148)	(64,310)
138,437	70,393
(207,174)	—
662,634	—
(88,865)	(62,248)
(10,313)	(561)

966,689	1,536,759

858,833	(327,768)

$1,685,183	$701,796

The accompanying notes are an integral part of these financial statements.

121

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Investment Income:
Dividends	$10,555,632	$4,120,220	$—
Interest	863	2,023	4,058,677
Less: Foreign tax withheld	(1,308,138)	(460,911)	—

Total investment income, net	9,248,357	3,661,332	4,058,677

Expenses:
Investment management fees	2,409,927	1,281,009	449,723
Sub-administration fees	225,387	121,096	101,418
Administrative services fees
Class R3	1	1	—
Class R4	—	—	—
Class R5	—	—	—
Transfer agent fees
Class A(1)	4,610	1,647	1,701
Class C	—	—	—
Class I(1)	50,523	49,938	55,038
Class R3	—	—	—
Class R4	—	—	—
Class R5	—	—	—
Class Y	—	—	—
Class SDR(1)	30,759	29,180	—
Shareholder Service fees
Class A(1)	22,289	4,284	3,015
Class I(1)	249,258	128,002	93,104
Distribution fees
Class A(1)	39,732	8,176	10,526
Class C	3	3	3
Class R3	1	1	—
Class R4	1	1	—
Custodian fees	191,873	36,219	6,741
Registration and filing fees	64,626	44,838	39,676
Accounting services fees	2,357	957	778
Board of Directors’ fees	16,547	12,153	11,187
Audit fees	60,645	47,928	31,362
Other expenses	172,625	89,037	94,231

Total expenses (before waivers and fees paid indirectly)	3,541,164	1,854,470	898,503
Expense waivers	—	—	(540)
Management fee waivers	(975,799)	(442,125)	(277,153)

Total waivers and fees paid indirectly	(975,799)	(442,125)	(277,693)

Total expenses, net	2,565,365	1,412,345	620,810

Net Investment Income (Loss)	6,682,992	2,248,987	3,437,867

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(13,200,684)	(7,632,289)	1,647,425
Net realized gain (loss) on futures contracts	197,268	—	(1,179,430)
Net realized gain (loss) on foreign currency contracts	(5,626)	—	—
Net realized gain (loss) on other foreign currency transactions	98,198	241,236	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(12,910,844)	(7,391,053)	467,995

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	18,525,574	3,351,640	3,027,421
Net unrealized appreciation (depreciation) of futures contracts	(54,817)	—	229,948
Net unrealized appreciation (depreciation) of foreign currency contracts	(334,575)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(4,510)	(39,501)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	18,131,672	3,312,139	3,257,369

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	5,220,828	(4,078,914)	3,725,364

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,903,820	$(1,829,927)	$7,163,231

(1)	See Note 1 regarding the reorganization of the Funds and the activity of the share classes prior to the reorganization.

The accompanying notes are an integral part of these financial statements.

122

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

$1,816,583	$1,506,255
2,043	3,271
(339)	(387)

1,818,287	1,509,139

1,215,208	1,031,932
92,214	76,338

1	1
—	—
—	—

1,011	10,045
—	—
72,708	67,877
—	—
—	—
—	—
—	—
1,946	2,160

2,223	18,283
151,133	115,428

4,131	35,321
3	3
1	1
1	1
10,099	9,940
35,030	53,064
471	679
11,028	9,514
24,730	24,195
89,044	75,506

1,710,982	1,530,288
—	—
(294,615)	(444,409)

(294,615)	(444,409)

1,416,367	1,085,879

401,920	423,260

7,501,454	3,406,662
33,755	5,989
—	—
—	65

7,535,209	3,412,716

(1,541,619)	3,997,269
—	33
—	—
1	—

(1,541,618)	3,997,302

5,993,591	7,410,018

$6,395,511	$7,833,278

The accompanying notes are an integral part of these financial statements.

123

Hartford Schroders Funds

Statements of Changes in Net Assets

	Hartford Schroders Emerging Markets Debt and Currency Fund		Hartford Schroders Emerging Markets Equity Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$3,974,962	$3,249,504	$12,168,574	$13,682,359
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(1,153,662)	(15,057,985)	(90,593,861)	(105,082,270)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,430,707	(733,116)	214,415,224	(88,262,983)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,252,007	(12,541,597)	135,989,937	(179,662,894)

Distributions to Shareholders:
From net investment income
Class A	—	—	(236,605)	(168,629)
Class C	—	—	—	—
Class I	—	(2,404,162)	(7,602,828)	(11,154,565)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	(3,657,503)	—

Total from net investment income	—	(2,404,162)	(11,496,936)	(11,323,194)

From net realized gain on investments
Class A	—	(115,380)	—	—
Class C	—	—	—	—
Class I	—	(3,417,995)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	—	—

Total from net realized gain on investments	—	(3,533,375)	—	—

From tax return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	—	(5,937,537)	(11,496,936)	(11,323,194)

Capital Share Transactions(1):
Sold	41,499,814	50,347,899	693,064,230	958,789,670
Issued on reinvestment of distributions	2	5,257,968	9,067,038	9,369,943
Redeemed	(66,241,580)	(201,556,928)	(476,071,019)	(765,395,324)
Redemption fees	—	—	13,527	34,733

Net increase (decrease) from capital share transactions	(24,741,764)	(145,951,061)	226,073,776	202,799,022

Net Increase (Decrease) in Net Assets	(18,489,757)	(164,430,195)	350,566,777	11,812,934

Net Assets:
Beginning of period	103,139,266	267,569,461	1,270,431,284	1,258,618,350

End of period	$84,649,509	$103,139,266	$1,620,998,061	$1,270,431,284

Undistributed (distributions in excess of) net investment income	$(191,582)	$(1,731,585)	$11,341,680	$10,868,546

(1)	As a result of the reorganization in the current year, there was no net impact on the operations of the Fund. See note 11 for additional information on the effects of the reorganization.

The accompanying notes are an integral part of these financial statements.

124

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund		Hartford Schroders Global Strategic Bond Fund		Hartford Schroders Income Builder Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$2,835,374	$1,796,004	$826,350	$1,133,113	$1,029,564	$1,221,122
227,904	(3,034,985)	(107,856)	(4,347,215)	(1,864,527)	(2,141,151)
3,037,433	(878,443)	966,689	(1,550,257)	1,536,759	(895,667)

6,100,711	(2,117,424)	1,685,183	(4,764,359)	701,796	(1,815,696)

(46,919)	(36,561)	(820)	(77,991)	(116,945)	(70,890)
—	—	(8)	—	(49)	—
(247,622)	(471,598)	(80)	(1,537,417)	(196,151)	(836,291)
—	—	(8)	—	(49)	—
—	—	(9)	—	(50)	—
—	—	(9)	—	(50)	—
—	—	(9)	—	(50)	—
(1,336,497)	(215,398)	(1,110,293)	—	(980,353)	(758,865)

(1,631,038)	(723,557)	(1,111,236)	(1,615,408)	(1,293,697)	(1,666,046)

—	(199,121)	—	—	—	—
—	—	—	—	—	—
—	(12,652)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	(211,773)	—	—	—	—

—	(5,798)	—	—	—	—
—	—	—	—	—	—
—	(32,436)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	(67,646)	—	—	—	—

—	(105,880)	—	—	—	—

(1,631,038)	(1,041,210)	(1,111,236)	(1,615,408)	(1,293,697)	(1,666,046)

31,816,573	30,795,661	20,715,040	193,437,958	1,345,167	34,309,286
869,113	263,576	1,111,226	242,969	254,084	354,899
(3,749,156)	(34,905,027)	(62,295,305)	(106,812,534)	(3,088,473)	(28,158,370)
—	—	—	—	—	—

28,936,530	(3,845,790)	(40,469,039)	86,868,393	(1,489,222)	6,505,815

33,406,203	(7,004,424)	(39,895,092)	80,488,626	(2,081,123)	3,024,073

28,787,230	35,791,654	110,415,141	29,926,515	28,338,004	25,313,931

$62,193,433	$28,787,230	$70,520,049	$110,415,141	$26,256,881	$28,338,004

$211,235	$(119,916)	$1,486,940	$(44,614)	$151,733	$287,165

The accompanying notes are an integral part of these financial statements.

125

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Multi-Cap Value Fund		Hartford Schroders International Stock Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$6,682,992	$7,401,819	$2,248,987	$2,054,801
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(12,910,844)	(4,458,145)	(7,391,053)	868,658
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	18,131,672	(19,143,542)	3,312,139	(4,406,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,903,820	(16,199,868)	(1,829,927)	(1,482,990)

Distributions to Shareholders:
From net investment income
Class A	(346,384)	(612,638)	(32,642)	—
Class C	—	—	—	—
Class I	(4,268,104)	(6,527,274)	(1,237,963)	(4,313,426)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	(2,818,017)	(1,388,613)	(740,985)	—

Total from net investment income	(7,432,505)	(8,528,525)	(2,011,590)	(4,313,426)

From net realized gain on investments
Class A	—	(659,272)	—	(174,583)
Class C	—	—	—	—
Class I	—	(5,825,349)	—	(6,691,398)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	—	—

Total from net realized gain on investments	—	(6,484,621)	—	(6,865,981)

Total distributions	(7,432,505)	(15,013,146)	(2,011,590)	(11,179,407)

Capital Share Transactions(1):
Sold	328,552,582	268,399,336	47,505,531	148,661,985
Issued on reinvestment of distributions	5,047,337	9,840,633	1,531,659	8,361,306
Redeemed	(218,379,151)	(172,474,923)	(57,844,806)	(164,785,397)
Redemption fees	19,460	11,960	101	684

Net increase (decrease) from capital share transactions	115,240,228	105,777,006	(8,807,515)	(7,761,422)

Net Increase (Decrease) in Net Assets	119,711,543	74,563,992	(12,649,032)	(20,423,819)

Net Assets:
Beginning of period	313,053,002	238,489,010	162,905,056	183,328,875

End of period	$432,764,545	$313,053,002	$150,256,024	$162,905,056

Undistributed (distributions in excess of) net investment income	$949,632	$720,236	$2,454,741	$1,976,107

(1)	As a result of the reorganization in the current year, there was no net impact on the operations of the Fund. See note 11 for additional information on the effects of the reorganization.

The accompanying notes are an integral part of these financial statements.

126

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

Hartford Schroders Tax-Aware Bond Fund		Hartford Schroders US Small Cap Opportunities Fund		Hartford Schroders US Small/Mid Cap Opportunities Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$3,437,867	$3,044,445	$401,920	$(253,117)	$423,260	$15,040
467,995	(44,902)	7,535,209	9,985,169	3,412,716	7,497,558
3,257,369	(962,828)	(1,541,618)	(4,394,014)	3,997,302	(2,999,619)

7,163,231	2,036,715	6,395,511	5,338,038	7,833,278	4,512,979

(96,808)	(13,100)	—	—	—	—
(17)	—	—	—	—	—
(3,140,421)	(3,009,061)	—	—	(14,506)	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(18)	—	—	—	—	—
(122,307)	—	—	—	(2,227)	—

(3,359,571)	(3,022,161)	—	—	(16,733)	—

—	—	(71,266)	(96,224)	(590,430)	(829,192)
—	—	—	—	—	—
—	(1,374,596)	(9,247,762)	(15,143,925)	(5,189,938)	(8,569,605)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(1,557)	—	(197,859)	—

—	(1,374,596)	(9,320,585)	(15,240,149)	(5,978,227)	(9,398,797)

(3,359,571)	(4,396,757)	(9,320,585)	(15,240,149)	(5,994,960)	(9,398,797)

141,987,220	38,704,435	14,266,448	6,441,932	173,787,860	12,932,906
2,264,825	3,286,265	9,046,405	14,778,277	5,925,649	9,225,223
(97,099,803)	(29,897,532)	(27,090,303)	(21,821,914)	(24,429,429)	(25,268,338)
—	—	536	1,230	31,725	2,384

47,152,242	12,093,168	(3,776,914)	(600,475)	155,315,805	(3,107,825)

50,955,902	9,733,126	(6,701,988)	(10,502,586)	157,154,123	(7,993,643)

106,075,363	96,342,237	129,208,538	139,711,124	57,602,426	65,596,069

$157,031,265	$106,075,363	$122,506,550	$129,208,538	$214,756,549	$57,602,426

$58,131	$77,905	$(29,276)	$(372,281)	$398,691	$9,951

The accompanying notes are an integral part of these financial statements.

127

Hartford Schroders Funds

Financial Highlights

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Emerging Markets Debt and Currency Fund(4)
For the Year Ended October 31, 2016
A	$9.35	$0.50	$0.35		$0.85	$—	$—	$—	$—	$10.20	9.20%		$3,410	1.73%		1.38%		5.08%		163%
C(5)	10.25	0.20	(0.27)		(0.07)	—	—	—	—	10.18	(0.59	)(6)	10	1.98	(7)	1.98	(7)	73.05	(7)	163
I	9.32	0.46	0.41		0.87	—	—	—	—	10.19	9.33		72,080	1.47		1.12		4.66		163
Y(5)	10.25	0.21	(0.28)		(0.07)	—	—	—	—	10.18	(0.59	)(6)	10	0.98	(7)	0.98	(7)	74.14	(7)	163
SDR	9.33	0.87	0.01		0.88	—	—	—	—	10.21	9.54		9,140	1.27		0.96		8.70		163

For the Year Ended October 31, 2015
A	$10.15	$0.14	$(0.80)		$(0.66)	$—	$(0.14)	$—	$(0.14)	$9.35	(6.59)%		$5,026	1.57%		1.40%		1.43%		207%
I	10.19	0.17	(0.80)		(0.63)	(0.10)	(0.14)	—	(0.24)	9.32	(6.34)		97,022	1.31		1.15		1.73		207
SDR(8)	9.78	0.13	(0.58)		(0.45)	—	—	—	—	9.33	(4.60	)(6)	1,092	1.22	(7)	1.00	(7)	1.63	(7)	207

For the Year Ended October 31, 2014
A	$10.26	$0.17	$(0.10)		$0.07	$(0.04)	$(0.14)	$—	$(0.18)	$10.15	0.68%		$10,001	1.41%		1.40%		1.65%		149%
I	10.30	0.21	(0.13)		0.08	(0.05)	(0.14)	—	(0.19)	10.19	0.83		257,568	1.18		1.15		2.09		149

For the Year Ended October 31, 2013
A	$10.01	$0.04	$0.32		$0.36	$(0.11)	$—	$—	$(0.11)	$10.26	3.57%		$43,814	1.51%		1.40%		0.41%		103%
I	10.03	0.07	0.32		0.39	(0.12)	—	—	(0.12)	10.30	3.90		121,402	1.29		1.15		0.71		103

For the Period Ended October 31, 2012
A(9)	$10.00	$0.08	$(0.07)		$0.01	$—	$—	$—	$—	$10.01	0.10	%(6)	$7,055	2.00	%(7)	1.40	%(7)	0.92	%(7)	62%
I(9)	10.00	0.10	(0.07)		0.03	—	—	—	—	10.03	0.30	(6)	71,561	1.72	(7)	1.15	(7)	1.12	(7)	62

Hartford Schroders Emerging Markets Equity Fund(4)
For the Year Ended October 31, 2016
A	$11.56	$0.08	$1.02	(10)	$1.10	$(0.07)	$—	$—	$(0.07)	$12.59	9.59%		$38,918	1.57%		1.49%		0.71%		47%
C(5)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	2.06	(7)	2.06	(7)	(2.06	)(7)	47
I	11.56	0.10	1.03	(10)	1.13	(0.10)	—	—	(0.10)	12.59	9.94		1,020,291	1.32		1.24		0.89		47
R3(5)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.75	(7)	1.75	(7)	(1.75	)(7)	47
R4(5)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.46	(7)	1.46	(7)	(1.46	)(7)	47
R5(5)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.17	(7)	1.17	(7)	(1.16	)(7)	47
Y(5)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.06	(7)	1.06	(7)	(1.06	)(7)	47
SDR	11.57	0.12	1.03	(10)	1.15	(0.12)	—	—	(0.12)	12.60	10.10		561,740	1.18		1.10		1.05		47

For the Year Ended October 31, 2015
A	$13.33	$0.10	$(1.83	)(10)	$(1.73)	$(0.04)	$—	$—	$(0.04)	$11.56	(13.01)%		$41,116	1.57%		1.49%		0.76%		55%
I	13.40	0.13	(1.85	)(10)	(1.72)	(0.12)	—	—	(0.12)	11.56	(12.88)		877,480	1.33		1.24		1.05		55
SDR(8)	12.60	0.14	(1.17	)(10)	(1.03)	—	—	—	—	11.57	(8.17	)(6)	351,836	1.21	(7)	1.10	(7)	1.35	(7)	55

For the Year Ended October 31, 2014
A	$13.70	$0.08	$(0.37	)(10)	$(0.29)	$(0.08)	$—	$—	$(0.08)	$13.33	(2.08)%		$122,722	1.50%		1.49%		0.61%		58%
I	13.76	0.12	(0.36	)(10)	(0.24)	(0.12)	—	—	(0.12)	13.40	(1.77)		1,135,896	1.26		1.24		0.87		58

For the Year Ended October 31, 2013
A	$12.85	$0.11	$0.83	(10)	$0.94	$(0.09)	$—	$—	$(0.09)	$13.70	7.33%		$208,116	1.50%		1.48%		0.84%		47%
I	12.91	0.15	0.81	(10)	0.96	(0.11)	—	—	(0.11)	13.76	7.49		841,841	1.25		1.23		1.16		47

For the Year Ended October 31, 2012
A	$12.23	$0.10	$0.69	(10)	$0.79	$(0.10)	$(0.07)	$—	$(0.17)	$12.85	6.57%		$153,283	1.51%		1.50%		0.81%		47%
I	12.29	0.15	0.66	(10)	0.81	(0.12)	(0.07)	—	(0.19)	12.91	6.77		437,270	1.26		1.25		1.18		47

The accompanying notes are an integral part of these financial statements.

128

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(4)
For the Year Ended October 31, 2016
A	$9.04	$0.52	$0.51	$1.03	$(0.28)	$—	$—	$(0.28)	$9.79	11.59%		$1,707	1.82%		1.11%		5.61%		147%
C(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.73	(7)	1.73	(7)	7.72	(7)	147
I	9.02	0.55	0.51	1.06	(0.30)	—	—	(0.30)	9.78	11.94		9,218	1.54		0.85		5.89		147
R3(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.41	(7)	1.41	(7)	8.09	(7)	147
R4(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.13	(7)	1.13	(7)	8.46	(7)	147
R5(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.84	(7)	0.84	(7)	8.46	(7)	147
Y(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.73	(7)	0.73	(7)	8.82	(7)	147
SDR	9.03	0.56	0.51	1.07	(0.31)	—	—	(0.31)	9.79	12.04		51,219	1.36		0.71		5.99		147

For the Year Ended October 31, 2015
A	$9.97	$0.53	$(1.19)	$(0.66)	$(0.18)	$(0.06)	$(0.03)	$(0.27)	$9.04	(6.59)%		$1,637	2.01%		1.15%		5.75%		209%
I	9.96	0.53	(1.17)	(0.64)	(0.22)	(0.06)	(0.02)	(0.30)	9.02	(6.47)		5,980	1.68		0.90		5.66		209
SDR(8)	9.23	0.49	(0.57)	(0.08)	(0.09)	—	(0.03)	(0.12)	9.03	(0.87	)(6)	21,171	1.66	(7)	0.75	(7)	6.32	(7)	209

For the Year Ended October 31, 2014
A	$10.14	$0.67	$(0.33)	$0.34	$(0.47)	$(0.04)	$—	$(0.51)	$9.97	3.32%		$2,061	1.86%		1.15%		6.58%		380%
I	10.14	0.67	(0.32)	0.35	(0.49)	(0.04)	—	(0.53)	9.96	3.48		33,731	1.68		0.90		6.66		380

For the Period Ended October 31, 2013
A(11)	$10.00	$0.20	$0.11	$0.31	$(0.17)	$—	$—	$(0.17)	$10.14	3.11	%(6)	$1,924	2.71	%(7)	1.15	%(7)	5.84	%(7)	76%
I(11)	10.00	0.21	0.11	0.32	(0.18)	—	—	(0.18)	10.14	3.19	(6)	24,325	2.47	(7)	0.90	(7)	5.94	(7)	76

Hartford Schroders Global Strategic Bond Fund(4)
For the Year Ended October 31, 2016
A	$9.08	$(0.10)	$0.27	$0.17	$(0.04)	$—	$—	$(0.04)	$9.21	1.92%		$125	1.40%		1.02%		(1.06)%		140%
C(5)	9.29	0.04	(0.07)	(0.03)	(0.01)	—	—	(0.01)	9.25	(0.35	)(6)	10	1.69	(7)	1.69	(7)	16.49	(7)	140
I	9.10	(0.04)	0.24	0.20	(0.04)	—	—	(0.04)	9.26	2.24		10	1.05		0.78		(0.42)		140
R3(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.35	)(6)	10	1.37	(7)	1.37	(7)	15.76	(7)	140
R4(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.34	)(6)	10	1.08	(7)	1.08	(7)	16.12	(7)	140
R5(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23	)(6)	10	0.80	(7)	0.80	(7)	17.59	(7)	140
Y(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23	)(6)	10	0.69	(7)	0.69	(7)	16.49	(7)	140
SDR	9.12	0.11	0.10	0.21	(0.16)	—	—	(0.16)	9.17	2.33		70,334	1.01		0.62		1.19		140

For the Year Ended October 31, 2015
A	$10.16	$0.03	$(0.57)	$(0.54)	$(0.54)	$—	$—	$(0.54)	$9.08	(5.51)%		$471	1.40%		1.04%		0.35%		73%
I	10.16	0.07	(0.58)	(0.51)	(0.55)	—	—	(0.55)	9.10	(5.20)		13,362	1.21		0.79		0.78		73
SDR(12)	9.43	0.08	(0.39)	(0.31)	—	—	—	—	9.12	(3.29	)(6)	96,582	0.87	(7)	0.64	(7)	1.03	(7)	73

For the Period Ended October 31, 2014
A(13)	$10.00	$0.01	$0.15	$0.16	$—	$—	$—	$—	$10.16	1.64	%(6)	$1,483	2.19	%(7)	1.04	%(7)	0.19	%(7)	20%
I(13)	10.00	0.02	0.15	0.17	(0.01)	—	—	(0.01)	10.16	1.68	(6)	28,444	1.94	(7)	0.79	(7)	0.49	(7)	20

The accompanying notes are an integral part of these financial statements.

129

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Income Builder Fund(4)
For the Year Ended October 31, 2016
A	$8.69	$0.30	$(0.10)		$0.20	$(0.39)	$—	$—	$(0.39)	$8.50	2.44%		$2,506	2.24%		1.02%		3.55%		159%
C(5)	8.60	0.01	(0.07)		(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67	)(6)	10	1.73	(7)	1.73	(7)	4.41	(7)	159
I	8.70	0.32	(0.10)		0.22	(0.41)	—	—	(0.41)	8.51	2.65		3,588	2.00		0.78		3.81		159
R3(5)	8.60	0.01	(0.07)		(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67	)(6)	10	1.42	(7)	1.42	(7)	4.78	(7)	159
R4(5)	8.60	0.01	(0.07)		(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67	)(6)	10	1.13	(7)	1.13	(7)	5.15	(7)	159
R5(5)	8.60	0.01	(0.07)		(0.06)	(0.04)	—	—	(0.04)	8.50	(0.66	)(6)	10	0.84	(7)	0.84	(7)	5.88	(7)	159
Y(5)	8.60	0.01	(0.07)		(0.06)	(0.04)	—	—	(0.04)	8.50	(0.66	)(6)	10	0.73	(7)	0.73	(7)	5.51	(7)	159
SDR	8.69	0.33	(0.09)		0.24	(0.42)	—	—	(0.42)	8.51	2.88		20,113	1.85		0.63		3.93		159

For the Year Ended October 31, 2015
A	$9.78	$0.35	$(0.95)		$(0.60)	$(0.49)	$—	$—	$(0.49)	$8.69	(6.32)%		$2,553	2.28%		1.10%		3.80%		130%
I	9.78	0.37	(0.94)		(0.57)	(0.51)	—	—	(0.51)	8.70	(6.00)		5,443	1.75		0.85		3.92		130
SDR(8)	9.44	0.33	(0.75)		(0.42)	(0.33)	—	—	(0.33)	8.69	(4.63	)(6)	20,341	1.91	(7)	0.70	(7)	4.31	(7)	130

For the Period Ended October 31, 2014
A(13)	$10.00	$0.13	$(0.22)		$(0.09)	$(0.13)	$—	$—	$(0.13)	$9.78	(0.92	)%(6)	$1,030	2.33	%(7)	1.05	%(7)	3.84	%(7)	33%
I(13)	10.00	0.14	(0.22)		(0.08)	(0.14)	—	—	(0.14)	9.78	(0.83	)(6)	24,284	2.08	(7)	0.80	(7)	4.09	(7)	33

Hartford Schroders International Multi-Cap Value Fund(4)
For the Year Ended October 31, 2016
A	$8.48	$0.15	$0.17	(10)	$0.32	$(0.19)	$—	$—	$(0.19)	$8.61	3.88%		$27,751	1.47%		1.14%		1.80%		94%
C(5)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.80	(7)	1.80	(7)	(1.10	)(7)	94
I	8.47	0.18	0.16	(10)	0.34	(0.21)	—	—	(0.21)	8.60	4.27		183,321	1.22		0.89		2.15		94
R3(5)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.48	(7)	1.48	(7)	(0.73	)(7)	94
R4(5)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.19	(7)	1.19	(7)	(0.37	)(7)	94
R5(5)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.91	(7)	0.91	(7)	0.73	(7)	94
Y(5)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.80	(7)	0.80	(7)	—	(7)	94
SDR	8.46	0.20	0.16	(10)	0.36	(0.22)	—	—	(0.22)	8.60	4.44		221,643	1.06		0.75		2.37		94

For the Year Ended October 31, 2015
A	$9.46	$0.20	$(0.68	)(10)	$(0.48)	$(0.24)	$(0.26)	$—	$(0.50)	$8.48	(5.27)%		$19,330	1.48%		1.17%		2.21%		90%
I	9.46	0.22	(0.69	)(10)	(0.47)	(0.26)	(0.26)	—	(0.52)	8.47	(5.12)		218,467	1.22		0.91		2.45		90
SDR(8)	8.79	0.24	(0.38)		(0.14)	(0.19)	—	—	(0.19)	8.46	(1.62	)(6)	75,256	1.08	(7)	0.76	(7)	3.18	(7)	90

For the Year Ended October 31, 2014
A	$10.22	$0.26	$(0.20	)(10)	$0.06	$(0.32)	$(0.50)	$—	$(0.82)	$9.46	0.67%		$24,498	1.51%		1.30%		2.66%		66%
I	10.21	0.28	(0.17	)(10)	0.11	(0.36)	(0.50)	—	(0.86)	9.46	1.15		213,991	1.14		0.95		2.86		66

For the Year Ended October 31, 2013
A	$8.58	$0.22	$1.75	(14)	$1.97	$(0.33)	$—	$—	$(0.33)	$10.22	23.58%		$38,501	1.78%		1.30%		2.32%		79%
I	8.59	0.24	1.75	(10)	1.99	(0.37)	—	—	(0.37)	10.21	23.84		105,501	1.43		0.95		2.58		79

For the Year Ended October 31, 2012
A	$8.33	$0.22	$0.30	(10)	$0.52	$(0.27)	$—	$—	$(0.27)	$8.58	6.63%		$9,358	2.95%		1.32%		2.75%		66%
I	8.34	0.24	0.30	(10)	0.54	(0.29)	—	—	(0.29)	8.59	6.84		56,727	2.31		0.98		2.87		66

The accompanying notes are an integral part of these financial statements.

130

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders International Stock Fund(4)
For the Year Ended October 31, 2016
A	$11.35	$0.12	$(0.35	)(10)	$(0.23)	$(0.10)	$—	$—	$(0.10)	$11.02	(2.01)%		$3,217	1.45%		1.18%		1.11%		53%
C(5)	10.64	(0.01)	0.06		0.05	—	—	—	—	10.69	0.47	(6)	10	1.77	(7)	1.77	(7)	(1.77	)(7)	53
I	11.01	0.14	(0.33	)(10)	(0.19)	(0.13)	—	—	(0.13)	10.69	(1.70)		82,726	1.20		0.92		1.33		53
R3(5)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.47	(7)	1.47	(7)	(1.47	)(7)	53
R4(5)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.17	(7)	1.17	(7)	(1.17	)(7)	53
R5(5)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.89	(7)	0.89	(7)	(0.87	)(7)	53
Y(5)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.78	(7)	0.78	(7)	(0.78	)(7)	53
SDR	11.02	0.16	(0.33	)(10)	(0.17)	(0.15)	—	—	(0.15)	10.70	(1.54)		64,263	1.07		0.79		1.54		53

For the Year Ended October 31, 2015
A	$11.93	$0.05	$(0.18)		$(0.13)	$—	$(0.45)	$—	$(0.45)	$11.35	(1.08)%		$3,921	1.38%		1.17%		0.46%		45%
I	11.86	0.12	(0.23	)(10)	(0.11)	(0.29)	(0.45)	—	(0.74)	11.01	(0.89)		104,237	1.19		0.95		1.02		45
SDR(8)	10.88	0.17	(0.03)		0.14	—	—	—	—	11.02	1.29	(6)	54,747	1.09	(7)	0.81	(7)	1.78	(7)	45

For the Year Ended October 31, 2014
A	$12.11	$0.26	$(0.22	)(10)	$0.04	$(0.12)	$(0.10)	$—	$(0.22)	$11.93	0.30%		$84,474	1.31%		1.23%		2.17%		54%
I	12.04	0.29	(0.23	)(10)	0.06	(0.14)	(0.10)	—	(0.24)	11.86	0.54		98,855	1.03		0.95		2.39		54

For the Year Ended October 31, 2013
A	$9.93	$0.17	$2.09	(10)	$2.26	$(0.08)	$—	$—	$(0.08)	$12.11	22.91%		$101,113	1.33%		1.23%		1.50%		47%
I	9.87	0.14	2.14	(10)	2.28	(0.11)	—	—	(0.11)	12.04	23.27		97,227	1.10		0.95		1.28		47

For the Year Ended October 31, 2012
A	$9.34	$0.09	$0.50	(10)	$0.59	$—	$—	$—	$—	$9.93	6.32%		$3,927	1.78%		1.32%		1.00%		63%
I	9.36	0.13	0.48	(10)	0.61	(0.10)	—	—	(0.10)	9.87	6.67		65,921	1.46		1.01		1.42		63

Hartford Schroders Tax-Aware Bond Fund(4)
For the Year Ended October 31, 2016
A	$10.84	$0.25	$0.35		$0.60	$(0.25)	$—	$—	$(0.25)	$11.19	5.61%		$8,648	0.90%		0.70%		2.22%		42%
C(5)	11.23	—	(0.01)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.10	)(6)	10	1.46	(7)	1.45	(7)	1.47	(7)	42
I	10.84	0.28	0.37		0.65	(0.28)	—	—	(0.28)	11.21	6.02		82,088	0.66		0.45		2.55		42
Y(5)	11.23	0.01	(0.02)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	10	0.46	(7)	0.45	(7)	2.56	(7)	42
SDR(5)	11.23	0.01	(0.02)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	66,275	0.47	(7)	0.46	(7)	4.71	(7)	42

For the Year Ended October 31, 2015
A(8)	$10.93	$0.25	$(0.10)		$0.15	$(0.24)	$—	$—	$(0.24)	$10.84	1.42	%(6)	$1,039	1.01	%(7)	0.71	%(7)	2.77	%(7)	36%
I	11.09	0.32	(0.10)		0.22	(0.32)	(0.15)	—	(0.47)	10.84	2.00		105,036	0.70		0.46		2.93		36

For the Year Ended October 31, 2014
I	$10.20	$0.36	$1.01		$1.37	$(0.36)	$(0.12)	$—	$(0.48)	$11.09	13.85%		$96,342	0.68%		0.46%		3.45%		27%

For the Period Ended October 31, 2013
I(15)	$10.03	$0.10	$0.17		$0.27	$(0.10)	$—	$—	$(0.10)	$10.20	2.69	%(6)	$95,457	0.73	%(7)	0.46	%(7)	3.86	%(7)	8%

For the Year Ended July 31, 2013
I	$10.93	$0.37	$(0.90)		$(0.53)	$(0.36)	$(0.01)	$—	$(0.37)	$10.03	(5.05)%		$100,671	0.67%		0.46%		3.39%		18%

For the Period Ended July 31, 2012
I(16)	$10.00	$0.31	$0.92		$1.23	$(0.30)	$—	$—	$(0.30)	$10.93	12.52	%(6)	$105,825	0.78	%(7)	0.46	%(7)	3.57	%(7)	43%

The accompanying notes are an integral part of these financial statements.

131

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund(4)
For the Year Ended October 31, 2016
A	$24.46	$0.03	$1.14	(10)	$1.17	$—	$(1.85)	$—	$(1.85)	$23.78	5.33%		$2,579	1.65%		1.41%		0.12%		51%
C(5)	24.96	(0.01)	(0.29)		(0.30)	—	—	—	—	24.66	(1.20	)(6)	10	1.90	(7)	1.90	(7)	(1.70	)(7)	51
I	25.25	0.08	1.19	(12)	1.27	—	(1.85)	—	(1.85)	24.67	5.58		113,072	1.41		1.16		0.33		51
R3(5)	24.96	(0.01)	(0.28)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.59	(7)	1.59	(7)	(1.39	)(7)	51
R4(5)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.31	(7)	1.31	(7)	(1.10	)(7)	51
R5(5)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.02	(7)	1.02	(7)	(0.80	)(7)	51
Y(5)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	0.91	(7)	0.91	(7)	(0.70	)(7)	51
SDR	25.25	0.12	1.19	(10)	1.31	—	(1.85)	—	(1.85)	24.71	5.74		6,806	1.26		1.02		0.50		51

For the Year Ended October 31, 2015
A	$26.66	$(0.11)	$0.93		$0.82	$—	$(3.02)	$—	$(3.02)	$24.46	3.50%		$937	1.66%		1.58%		(0.46)%		49%
I	27.36	(0.05)	0.96	(10)	0.91	—	(3.02)	—	(3.02)	25.25	3.76		128,250	1.39		1.31		(0.18)		49
SDR(17)	23.83	(0.02)	1.44		1.42	—	—	—	—	25.25	5.96	(6)	21	1.90	(7)	1.05	(7)	(0.95	)(7)	49

For the Year Ended October 31, 2014
A	$29.09	$(0.13)	$2.34		$2.21	$—	$(4.64)	$—	$(4.64)	$26.66	9.17%		$856	1.59%		1.59%		(0.48)%		66%
I	29.65	(0.04)	2.40	(10)	2.36	(0.01)	(4.64)	—	(4.65)	27.36	9.57		138,855	1.24		1.24		(0.13)		66

For the Year Ended October 31, 2013
A	$23.84	$(0.04)	$7.20		$7.16	$—	$(1.91)	$—	$(1.91)	$29.09	32.58%		$1,137	1.57%		1.57%		(0.16)%		74%
I	24.20	0.01	7.36	(10)	7.37	(0.01)	(1.91)	—	(1.92)	29.65	33.03		143,507	1.26		1.26		0.04		74

For the Year Ended October 31, 2012
A	$22.49	$(0.08)	$2.21		$2.13	$—	$(0.78)	$—	$(0.78)	$23.84	9.76%		$1,530	1.57%		1.57%		(0.35)%		69%
I	22.77	(0.03)	2.24	(10)	2.21	—	(0.78)	—	(0.78)	24.20	10.00		132,715	1.32		1.32		(0.11)		69

Hartford Schroders US Small/Mid Cap Opportunities Fund(4)
For the Year Ended October 31, 2016
A	$12.36	$0.02	$0.89	(10)	$0.91	$—	$(1.29)	$—	$(1.29)	$11.98	8.40%		$32,399	1.67%		1.26%		0.15%		72%
C(5)	12.49	(0.01)	(0.07)		(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.86	(7)	1.86	(7)	(1.49	)(7)	72
I	12.74	0.05	0.92	(10)	0.97	—	(1.29)	—	(1.29)	12.42	8.68		177,197	1.44		1.01		0.45		72
R3(5)	12.49	—	(0.08)		(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.54	(7)	1.54	(7)	(1.18	)(7)	72
R4(5)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	1.25	(7)	1.25	(7)	(0.89	)(7)	72
R5(5)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.97	(7)	0.97	(7)	(0.57	)(7)	72
Y(5)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.86	(7)	0.86	(7)	(0.49	)(7)	72
SDR	12.76	0.06	0.92	(10)	0.98	(0.01)	(1.29)	—	(1.30)	12.44	8.77		5,111	1.33		0.88		0.47		72

For the Year Ended October 31, 2015
A	$13.56	$(0.03)	$0.85	(10)	$0.82	$—	$(2.02)	$—	$(2.02)	$12.36	7.00%		$5,541	1.85%		1.30%		(0.21)%		56%
I	13.89	0.01	0.86	(10)	0.87	—	(2.02)	—	(2.02)	12.74	7.23		50,126	1.60		1.05		0.05		56
SDR(8)	12.36	—	0.40		0.40	—	—	—	—	12.76	3.24	(6)	1,935	1.51	(7)	0.90	(7)	0.03	(7)	56

For the Year Ended October 31, 2014
A	$15.12	$(0.03)	$1.57	(10)	$1.54	$—	$(3.10)	$—	$(3.10)	$13.56	12.65%		$5,756	1.63%		1.30%		(0.25)%		62%
I	15.39	—	1.61		1.61	(0.01)	(3.10)	—	(3.11)	13.89	12.97		59,840	1.38		1.05		—		62

For the Year Ended October 31, 2013
A	$12.15	$(0.04)	$3.76		$3.72	$—	$(0.75)	$—	$(0.75)	$15.12	32.52%		$6,766	1.59%		1.30%		(0.27)%		72%
I	12.33	—	3.81	(10)	3.81	—	(0.75)	—	(0.75)	15.39	32.80		67,890	1.35		1.05		0.02		72

For the Year Ended October 31, 2012
A	$11.40	$(0.03)	$0.94		$0.91	$—	$(0.16)	$—	$(0.16)	$12.15	8.07%		$6,012	1.53%		1.30%		(0.24)%		76%
I	11.56	—	0.96	(10)	0.96	(0.03)	(0.16)	—	(0.19)	12.33	8.41		111,332	1.27		1.05		0.02		76

The accompanying notes are an integral part of these financial statements.

132

Hartford Schroders Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Prior to October 24, 2016 this Fund operated under a different name. Please see Note 1 of the Notes to Financial Statements for details of this name change. Effective before the opening of business on October 24, 2016, the Advisor, Investor, and R6 share classes were redesignated as Class A, I, and SDR, respectively. See Note 11 for further information.
(5)	Commenced operations on October 24, 2016.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on December 30, 2014.
(9)	Commenced operations on December 15, 2011.
(10)	Includes redemption fees. Amount was less than $0.01 per share.
(11)	Commenced operations on June 25, 2013.
(12)	Commenced operations on December 19, 2014.
(13)	Commenced operations on June 23, 2014.
(14)	Includes redemption fees of $0.01 per share.
(15)	For the period August 1, 2013 to October 31, 2013.
(16)	Commenced operations on October 3, 2011.
(17)	Commenced operations on September 28, 2015.

The accompanying notes are an integral part of these financial statements.

133

Hartford Schroders Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of fourteen series, as of October 31, 2016. Financial statements of each series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:

Hartford Schroders Emerging Markets Debt and Currency Fund (the “Emerging Markets Debt and Currency Fund”)

Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”)

Hartford Schroders Global Strategic Bond Fund (the “Global Strategic Bond Fund”)

Hartford Schroders Income Builder Fund (the “Income Builder Fund”)

Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”)

Hartford Schroders International Stock Fund (the “International Stock Fund”)

Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”)

Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”)

Hartford Schroders US Small/Mid Cap Opportunities Fund (the “US Small/Mid Cap Opportunities Fund”)

Each Fund acquired all of the assets and liabilities of its corresponding predecessor fund pursuant to an agreement and plan of reorganization immediately before the opening of business on October 24, 2016 (each a “reorganization”). The Funds are the successors to their corresponding predecessor funds as provided below.

Fund	Predecessor Fund Name*
Emerging Markets Debt and Currency Fund	Schroder Absolute Return EMD and Currency Fund
Emerging Markets Equity Fund	Schroder Emerging Market Equity Fund
Emerging Markets Multi-Sector Bond Fund	Schroder Emerging Markets Multi-Sector Bond Fund
Global Strategic Bond Fund	Schroder Global Strategic Bond Fund
Income Builder Fund	Schroder Global Multi-Asset Income Fund
International Multi-Cap Value Fund	Schroder International Multi-Cap Value Fund
International Stock Fund	Schroder International Alpha Fund
Tax-Aware Bond Fund	Schroder Broad Tax-Aware Value Bond Fund
US Small Cap Opportunities Fund	Schroder U.S. Opportunities Fund
US Small/Mid Cap Opportunities Fund	Schroder U.S. Small and Mid Cap Opportunities Fund

*	Schroder International Alpha Fund and Schroder U.S. Opportunities Fund were series of Schroder Capital Funds (Delaware), a Delaware statutory trust, and the other eight Predecessor Funds were series of Schroder Series Trust, a Massachusetts business trust.

The financial statements of the Funds reflect the historical results of the Investor Class, Advisor Class and Class R6 shares of the Predecessor Funds prior to their reorganizations. Upon the completion of the reorganizations, the Class I, Class A and Class SDR shares of the Funds assumed the performance, financial and other information of the Investor Class, Advisor Class and Class R6 shares of the Predecessor Funds, respectively. All information and references to periods prior to the opening of business on October 24, 2016 refer to the Predecessor Funds.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, is a diversified open-end management investment company. Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, Class I, Class SDR and Class Y shares. In addition, each Fund, except Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund, offers Class R3, Class R4 and Class R5 shares. Each Fund’s Class A shares are sold with a front-

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end sales charge of up to 5.50%, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, Income Builder Fund and Tax-Aware Bond Fund for which Class A shares are sold with front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and SDR shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company or Trustees of the Trusts prior to the reorganization. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available.

In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded.

There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors or Trustees of the Trust prior to the reorganization. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as

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of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined in accordance with its valuation procedures. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of

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Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

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Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, International Stock Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Global Strategic Bond Fund, Income Builder Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.

Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

c)

Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that

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consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2016.

d)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, Income Builder Fund and International Multi-Cap Value Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, Income Builder Fund, International Multi-Cap Value Fund, Tax-Aware Bond Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund had engaged in Futures Contracts.

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c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2016, Global Strategic Bond Fund and Income Builder Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Global Strategic Bond Fund

Options Activity During the Year Ended October 31, 2016

Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	3,882,000	$292,037
Written	75,801,061	364,901
Expired	(7,770,101)	(86,130)
Closed	(22,722,960)	(495,795)
Exercised	—	—

End of Period	49,190,000	$75,013

Income Builder Fund

Options Activity During the Year Ended October 31, 2016

Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	83	86,113
Expired	—	—
Closed	(83)	(86,113)
Exercised	—	—

End of Period	—	$—

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d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of

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Notes to Financial Statements – (continued)

October 31, 2016

Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2016, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund had engaged in Credit Default Swaps.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points and to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2016, Global Strategic Bond Fund had engaged in Interest Rate Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2016, Global Strategic Bond Fund had engaged in Cross Currency Swap Contracts.

e)	Additional Derivative Instrument Information:

Emerging Markets Debt and Currency Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$898,589	$—	$—	$—	$—	$898,589

Total	$—	$898,589	$—	$—	$—	$—	$898,589

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$993,077	$—	$—	$—	$—	$993,077

Total	$—	$993,077	$—	$—	$—	$—	$993,077

142

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,488,434	$—	$—	$—	$—	$1,488,434

Total	$—	$1,488,434	$—	$—	$—	$—	$1,488,434

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(896,857)	$—	$—	$—	$—	$(896,857)

Total	$—	$(896,857)	$—	$—	$—	$—	$(896,857)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$41,274,943
Foreign Currency Contracts Sold	$41,158,778

Emerging Markets Multi-Sector Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$395,823	$—	$—	$—	$—	$395,823
Unrealized appreciation on swap contracts(1)	—	—	7,401	—	—	—	7,401

Total	$—	$395,823	$7,401	$—	$—	$—	$403,224

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$358,513	$—	$—	$—	$—	$358,513
Unrealized depreciation on swap contracts(1)	—	—	6,789	—	—	—	6,789

Total	$—	$358,513	$6,789	$—	$—	$—	$365,302

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$60,853	$—	$—	$—	$—	$—	$60,853
Net realized gain (loss) on swap contracts	—	—	(133,193)	—	—	—	(133,193)
Net realized gain (loss) on foreign currency contracts	—	(160,711)	—	—	—	—	(160,711)

Total	$60,853	$(160,711)	$(133,193)	$—	$—	$—	$(233,051)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$3,437	$—	$—	$—	$3,437
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	88,145	—	—	—	—	88,145

Total	$—	$88,145	$3,437	$—	$—	$—	$91,582

143

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	12
Futures Contracts Short	(19)
Swap Contracts	$3,719,167
Foreign Currency Contracts Purchased	$7,985,354
Foreign Currency Contracts Sold	$9,151,804

Global Strategic Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$229,780	$177,218	$—	$—	$—	$—	$406,998
Unrealized appreciation on futures contracts(1)	173,238	—	—	—	—	—	173,238
Unrealized appreciation on foreign currency contracts	—	1,412,305	—	—	—	—	1,412,305
Unrealized appreciation on swap contracts(2)	5,343	—	4,595	—	—	—	9,938

Total	$408,361	$1,589,523	$4,595	$—	$—	$—	$2,002,479

Liabilities:
Unrealized depreciation on futures contracts(1)	$41,155	$—	$—	$—	$—	$—	$41,155
Unrealized depreciation on foreign currency contracts	—	739,526	—	—	—	—	739,526
Written options, market value	—	27,991	—	—	—	—	27,991
Unrealized depreciation on swap contracts(2)	7,005	—	87,239	—	—	—	94,244

Total	$48,160	$767,517	$87,239	$—	$—	$—	$902,916

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(158,080)	$(224,126)	$—	$—	$—	$—	$(382,206)
Net realized gain (loss) on futures contracts	(312,880)	—	—	—	—	—	(312,880)
Net realized gain (loss) on written options contracts	38,387	409,778	—	—	—	—	448,165
Net realized gain (loss) on swap contracts	(1,596,960)	—	114,820	—	—	—	(1,482,140)
Net realized gain (loss) on foreign currency contracts	—	3,717,801	—	—	—	—	3,717,801

Total	$(2,029,533)	$3,903,453	$114,820	$—	$—	$—	$1,988,740

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$35,190	$(87,338)	$—	$—	$—	$—	$(52,148)
Net change in unrealized appreciation (depreciation) of futures contracts	138,437	—	—	—	—	—	138,437
Net change in unrealized appreciation (depreciation) of written options contracts	(254,196)	47,022	—	—	—	—	(207,174)
Net change in unrealized appreciation (depreciation) of swap contracts	464,710	—	197,924	—	—	—	662,634
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(88,865)	—	—	—	—	(88,865)

Total	$384,141	$(129,181)	$197,924	$—	$—	$—	$452,884

144

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	13,333,375
Futures Contracts Long	69
Futures Contracts Short	(187)
Written Options Contracts	(13,806,690)
Swap Contracts	$32,706,782
Foreign Currency Contracts Purchased	$33,725,790
Foreign Currency Contracts Sold	$57,500,765

Income Builder Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$19,072	$—	$—	$19,072
Unrealized appreciation on futures contracts(1)	4,556	—	—	24,880	—	—	29,436
Unrealized appreciation on foreign currency contracts	—	82,548	—	—	—	—	82,548

Total	$4,556	$82,548	$—	$43,952	$—	$—	$131,056

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$5,354	$—	$—	$5,354
Unrealized depreciation on foreign currency contracts	—	79,986	—	—	—	—	79,986

Total	$—	$79,986	$—	$5,354	$—	$—	$85,340

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$(71,078)	$—	$—	$(71,078)
Net realized gain (loss) on futures contracts	(73,873)	—	—	(222,108)	—	—	(295,981)
Net realized gain (loss) on written options contracts	—	—	—	(8,238)	—	—	(8,238)
Net realized gain (loss) on foreign currency contracts	—	492,032	—	—	—	—	492,032

Total	$(73,873)	$492,032	$—	$(301,424)	$—	$—	$116,735

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$—	$—	$(64,310)	$—	$—	$(64,310)
Net change in unrealized appreciation (depreciation) of futures contracts	5,333	—	—	65,060	—	—	70,393
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(62,248)	—	—	—	—	(62,248)

Total	$5,333	$(62,248)	$—	$750	$—	$—	$(56,165)

145

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	54
Futures Contracts Long	9
Futures Contracts Short	(45)
Written Options Contracts	(27)
Foreign Currency Contracts Purchased	$7,960,248
Foreign Currency Contracts Sold	$17,119,138

International Multi-Cap Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$243,624	$—	$—	$—	$—	$243,624

Total	$—	$243,624	$—	$—	$—	$—	$243,624

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$54,817	$—	$—	$54,817
Unrealized depreciation on foreign currency contracts	—	579,657	—	—	—	—	579,657

Total	$—	$579,657	$—	$54,817	$—	$—	$634,474

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$197,268	$—	$—	$197,268
Net realized gain (loss) on foreign currency contracts	—	(5,626)	—	—	—	—	(5,626)

Total	$—	$(5,626)	$—	$197,268	$—	$—	$191,642

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(54,817)	$—	$—	$(54,817)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(334,575)	—	—	—	—	(334,575)

Total	$—	$(334,575)	$—	$(54,817)	$—	$—	$(389,392)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	35
Foreign Currency Contracts Purchased	$3,931,305
Foreign Currency Contracts Sold	$13,499,393

146

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Tax-Aware Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$98,944	$—	$—	$—	$—	$—	$98,944

Total	$98,944	$—	$—	$—	$—	$—	$98,944

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,179,430)	$—	$—	$—	$—	$—	$(1,179,430)

Total	$(1,179,430)	$—	$—	$—	$—	$—	$(1,179,430)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$229,948	$—	$—	$—	$—	$—	$229,948

Total	$229,948	$—	$—	$—	$—	$—	$229,948

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(69)

US Small Cap Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$33,755	$—	$—	$33,755

Total	$—	$—	$—	$33,755	$—	$—	$33,755

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	4

147

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

US Small/Mid Cap Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$5,989	$—	$—	$5,989

Total	$—	$—	$—	$5,989	$—	$—	$5,989

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$33	$—	$—	$33

Total	$—	$—	$—	$33	$—	$—	$33

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	11

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Emerging Markets Debt and Currency Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$898,589	$(993,077)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	898,589	(993,077)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$898,589	$(993,077)

148

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Debt and Currency Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$8,525	$(8,525)	$—	$—	$—
Citibank NA	2,288	(2,288)	—	—	—
Credit Suisse First Boston Corp.	103,945	(103,945)	—	—	—
Deutsche Bank Securities, Inc.	96,313	(96,313)	—	—	—
Goldman Sachs & Co.	48,761	(48,761)	—	—	—
HSBC Bank USA	32,385	(32,385)	—	—	—
JP Morgan Chase & Co.	76,392	(24,245)	—	—	52,147
Standard Chartered Bank	521,734	(96,252)	—	—	425,482
UBS AG	8,246	(8,246)	—	—	—

Total	$898,589	$(420,960)	$—	$—	$477,629

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(74,665)	$8,525	$—	$—	$(66,140)
BNP Paribas Securities Services	(29,380)	—	—	—	(29,380)
Citibank NA	(228,248)	2,288	—	—	(225,960)
Credit Suisse First Boston Corp.	(139,408)	103,945	—	—	(35,463)
Deutsche Bank Securities, Inc.	(101,203)	96,313	—	—	(4,890)
Goldman Sachs & Co.	(132,468)	48,761	—	—	(83,707)
HSBC Bank USA	(34,385)	32,385	—	—	(2,000)
JP Morgan Chase & Co.	(24,245)	24,245	—	—	—
Royal Bank of Scotland	(24,572)	—	—	—	(24,572)
Standard Chartered Bank	(96,252)	96,252	—	—	—
State Street Global Markets LLC	(23,245)	—	—	—	(23,245)
UBS AG	(85,006)	8,246	—	—	(76,760)

Total	$ (993,077)	$420,960	$—	$—	$ (572,117)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Emerging Markets Multi-Sector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$395,823	$(358,513)
Swap contracts	—	(48,670)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	395,823	(407,183)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$395,823	$(407,183)

149

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Multi-Sector Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$47,588	$(17,976)	$—	$—	$29,612
Citibank NA	74,548	(72,700)	—	—	1,848
Goldman Sachs & Co.	2,907	(2,428)	—	—	479
HSBC Bank USA	64,568	(64,568)	—	—	—
JP Morgan Chase & Co.	42,200	(42,200)	—	—	—
RBC Dominion Securities, Inc.	143,921	(28,196)	—	—	115,725
State Street Global Markets LLC	20,091	—	—	—	20,091

Total	$395,823	$(228,068)	$—	$—	$167,755

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
BNP Paribas Securities Services	$(17,976)	$17,976	$—	$—	$—
Citibank NA	(72,700)	72,700	—	—	—
Goldman Sachs & Co.	(2,428)	2,428	—	—	—
HSBC Bank USA	(182,466)	64,568	—	—	(117,898)
JP Morgan Chase & Co.	(61,559)	42,200	—	—	(19,359)
Northern Trust Company	(6,941)	—	—	—	(6,941)
RBC Dominion Securities, Inc.	(28,196)	28,196	—	—	—
Standard Chartered Bank	(24,890)	—	—	—	(24,890)
UBS AG	(10,027)	—	—	—	(10,027)

Total	$(407,183)	$228,068	$—	$—	$(179,115)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Strategic Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,412,305	$(739,526)
Futures contracts	173,238	(41,155)
Purchased options	406,998	—
Swap contracts	28,069	(539,866)
Written options	—	(27,991)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,020,610	(1,348,538)

Derivatives not subject to a MNA	(178,480)	527,750

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,842,130	$(820,788)

150

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global Strategic Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$37,969	$(37,969)	$—	$—	$—
BNP Paribas Securities Services	314,184	(61,864)	—	—	252,320
Citibank NA	189,357	(178,027)	—	—	11,330
Credit Suisse First Boston Corp.	470	(470)	—	—	—
Deutsche Bank Securities, Inc.	12,876	(2,897)	—	—	9,979
HSBC Bank USA	47,308	—	—	—	47,308
JP Morgan Chase & Co.	240,346	(223,145)	—	—	17,201
Morgan Stanley	229,780	—	—	—	229,780
RBC Dominion Securities, Inc.	5,022	(250)	—	—	4,772
Standard Chartered Bank	17,811	(17,811)	—	—	—
State Street Global Markets LLC	223,412	(223,412)	—	—	—
UBS AG	523,595	(14,740)	—	—	508,855

Total	$1,842,130	$(760,585)	$—	$—	$1,081,545

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(58,983)	$37,969	$—	$—	$(21,014)
BNP Paribas Securities Services	(61,864)	61,864	—	—	—
Citibank NA	(178,027)	178,027	—	—	—
Credit Suisse First Boston Corp.	(6,267)	470	—	—	(5,797)
Deutsche Bank Securities, Inc.	(2,897)	2,897	—	—	—
JP Morgan Chase & Co.	(223,145)	223,145	—	—	—
RBC Dominion Securities, Inc.	(250)	250	—	—	—
Standard Chartered Bank	(25,552)	17,811	—	—	(7,741)
State Street Global Markets LLC	(249,063)	223,412	—	—	(25,651)
UBS AG	(14,740)	14,740	—	—	—

Total	$(820,788)	$760,585	$—	$—	$(60,203)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Income Builder Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$82,548	$(79,986)
Futures contracts	29,436	(5,354)
Purchased options	19,072	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	131,056	(85,340)

Derivatives not subject to a MNA	(29,436)	5,354

Total gross amount of assets and liabilities subject to MNA or similar agreements	$101,620	$(79,986)

151

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October 31, 2016

Income Builder Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$6,533	$(3,707)	$—	$—	$2,826
Barclays	6,654	(6,654)	—	—	—
BNP Paribas Securities Services	204	(204)	—	—	—
Citibank NA	4,460	(4,460)	—	—	—
Credit Suisse First Boston Corp.	1,913	(327)	—	—	1,586
Credit Suisse International	519	(519)	—	—	—
HSBC Bank USA	13,421	(9,516)	—	—	3,905
JP Morgan Chase & Co.	19,662	(14,181)	—	—	5,481
RBC Dominion Securities, Inc.	1,616	(1,616)	—	—	—
Royal Bank of Scotland	3,745	(1,877)	—	—	1,868
Societe Generale SA	19,072	—	—	—	19,072
State Street Global Markets LLC	21,342	(10,423)	—	—	10,919
UBS AG	2,479	—	—	—	2,479

Total	$101,620	$(53,484)	$—	$—	$48,136

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(3,707)	$3,707	$—	$—	$—
Barclays	(6,958)	6,654	—	—	(304)
BNP Paribas Securities Services	(2,023)	204	—	—	(1,819)
Citibank NA	(20,759)	4,460	—	—	(16,299)
Credit Suisse First Boston Corp.	(327)	327	—	—	—
Credit Suisse International	(675)	519	—	—	(156)
HSBC Bank USA	(9,516)	9,516	—	—	—
JP Morgan Chase & Co.	(14,181)	14,181	—	—	—
RBC Dominion Securities, Inc.	(5,460)	1,616	—	—	(3,844)
Royal Bank of Scotland	(1,877)	1,877	—	—	—
Standard Chartered Bank	(4,080)	—	—	—	(4,080)
State Street Global Markets LLC	(10,423)	10,423	—	—	—

Total	$(79,986)	$53,484	$—	$—	$(26,502)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Multi-Cap Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$243,624	$(579,657)
Futures contracts	—	(54,817)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	243,624	(634,474)

Derivatives not subject to a MNA	—	54,817

Total gross amount of assets and liabilities subject to MNA or similar agreements	$243,624	$(579,657)

152

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October 31, 2016

International Multi-Cap Value Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$2,265	$(1,985)	$—	$—	$280
Deutsche Bank Securities, Inc.	9,155	—	—	—	9,155
HSBC Bank USA	133,899	(131,850)	—	—	2,049
State Street Global Markets LLC	98,305	(26,670)	—	—	71,635

Total	$243,624	$(160,505)	$—	$—	$83,119

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(78,438)	$—	$—	$—	$(78,438)
Citibank NA	(1,985)	1,985	—	—	—
HSBC Bank USA	(131,850)	131,850	—	—	—
JP Morgan Chase & Co.	(68,965)	—	—	—	(68,965)
RBC Dominion Securities, Inc.	(271,749)	—	—	—	(271,749)
State Street Global Markets LLC	(26,670)	26,670	—	—	—

Total	$(579,657)	$160,505	$—	$—	$(419,152)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Tax-Aware Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$98,944	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	98,944	—

Derivatives not subject to a MNA	(98,944)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

153

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Notes to Financial Statements – (continued)

October 31, 2016

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016			For the Year Ended October 31, 2015
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Hartford Schroders Emerging Markets Debt and Currency Fund	$—	$—	$—	$—	$4,041,155	$1,896,382	$—
Hartford Schroders Emerging Markets Equity Fund	—	11,496,936	—	—	11,323,194	—	—
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	—	1,631,038	—	—	889,721	45,609	105,880
Hartford Schroders Global Strategic Bond Fund	—	1,111,236	—	—	1,615,408	—	—
Hartford Schroders Income Builder Fund	—	1,293,697	—	—	1,666,046	—	—
Hartford Schroders International Multi-Cap Value Fund	—	7,432,505	—	—	11,207,446	3,805,700	—
Hartford Schroders International Stock Fund	—	2,011,590	—	—	5,742,456	5,436,951	—
Hartford Schroders Tax-Aware Bond Fund	2,217,115	1,142,456	—	2,591,804	430,357	1,374,596	—
Hartford Schroders US Small Cap Opportunities Fund	—	—	9,320,585	—	—	15,240,149	—
Hartford Schroders US Small/Mid Cap Opportunities Fund	—	16,733	5,978,227	—	1,935,815	7,462,982	—

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Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Hartford Schroders Emerging Markets Debt and Currency Fund	$—	$—	$—	$(1,453,364)	$626,560	$(826,804)
Hartford Schroders Emerging Markets Equity Fund	—	12,492,626	—	(246,238,167)	224,047,514	(9,698,027)
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	—	860,687	—	(1,529,235)	1,758,407	1,089,859
Hartford Schroders Global Strategic Bond Fund	—	2,117,370	—	(5,395,841)	(2,076,115)	(5,354,586)
Hartford Schroders Income Builder Fund	—	172,916	—	(4,672,377)	(116,944)	(4,616,405)
Hartford Schroders International Multi-Cap Value Fund	—	1,902,330	—	(16,207,318)	(8,579,573)	(22,884,561)
Hartford Schroders International Stock Fund	—	2,539,782	—	(10,082,480)	8,472,425	929,727
Hartford Schroders Tax-Aware Bond Fund	58,131	—	554,394	—	11,964,310	12,576,835
Hartford Schroders US Small Cap Opportunities Fund	—	72,507	7,265,510	—	25,447,749	32,785,766
Hartford Schroders US Small/Mid Cap Opportunities Fund	—	1,321,811	3,124,056	—	14,893,114	19,338,981

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Hartford Schroders Emerging Markets Debt and Currency Fund	$(200)	$(2,434,959)	$2,435,159
Hartford Schroders Emerging Markets Equity Fund	(23,507)	(198,504)	222,011
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	—	(873,185)	873,185
Hartford Schroders Global Strategic Bond Fund	—	1,816,440	(1,816,440)
Hartford Schroders Income Builder Fund	2	128,701	(128,703)
Hartford Schroders International Multi-Cap Value Fund	(3,908)	978,909	(975,001)
Hartford Schroders International Stock Fund	—	241,237	(241,237)
Hartford Schroders Tax-Aware Bond Fund	(7)	(98,070)	98,077
Hartford Schroders US Small Cap Opportunities Fund	12	(58,915)	58,903
Hartford Schroders US Small/Mid Cap Opportunities Fund	—	(17,787)	17,787

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

155

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017
Hartford Schroders Emerging Markets Debt and Currency Fund	$—	$1,356,997	$96,367
Hartford Schroders Emerging Markets Equity Fund	—	172,954,358	73,283,809
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	—	1,407,772	121,463
Hartford Schroders Global Strategic Bond Fund	—	3,260,509	2,135,332
Hartford Schroders Income Builder Fund	—	2,475,590	2,196,787
Hartford Schroders International Multi-Cap Value Fund	—	5,840,883	10,366,435
Hartford Schroders International Stock Fund	3,224,422	2,623,220	4,234,838

The Tax-Aware Bond Fund, US Small Cap Opportunities Fund and US Small/MidCap Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2016.

During the year ended October 31, 2016, the Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund, and Tax-Aware Bond Fund utilized $1,096,765, $491,979, and $158,416 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. SIMNA Ltd. also performs daily investment of the assets for each of Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund, Income Builder Fund and Global Strategic Bond Fund. Each Fund pays a fee to HFMC, a portion of which may be used to compensate SIMNA.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Debt and Currency Fund	0.950% on first $1 billion and;
0.900% on next $4 billion and;
0.890% on next $5 billion and;
0.885% over $10 billion

Emerging Markets Equity Fund	1.050% on first $1 billion and;
1.000% on next $4 billion and;
0.990% on next $5 billion and;
0.985% over $10 billion

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Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Emerging Markets Multi-Sector Bond Fund	0.700% on first $1 billion and;
0.650% on next $4 billion and;
0.640% on next $5 billion and;
0.635% over $10 billion

Global Strategic Bond Fund	0.660% on first $1 billion and;
0.580% on next $4 billion and;
0.555% on next $5 billion and;
0.545% over $10 billion

Income Builder Fund	0.700% on first $1 billion and;
0.680% on next $4 billion and;
0.670% on next $5 billion and;
0.665% over $10 billion

International Multi-Cap Value Fund	0.770% on first $1 billion and;
0.720% on next $4 billion and;
0.710% on next $5 billion and;
0.705% over $10 billion

International Stock Fund	0.750% on first $1 billion and;
0.700% on next $4 billion and;
0.690% on next $5 billion and;
0.685% over $10 billion

Tax-Aware Bond Fund	0.450% on first $1 billion and;
0.430% on next $4 billion and;
0.425% on next $5 billion and;
0.420% over $10 billion

US Small Cap Opportunities Fund	0.900% on first $1 billion and;
0.890% on next $4 billion and;
0.880% on next $5 billion and;
0.870% over $10 billion

US Small/Mid Cap Opportunities Fund	0.850% on first $1 billion and;
0.800% on next $4 billion and;
0.790% on next $5 billion and;
0.785% over $10 billion

Prior to October 24, 2016, SIMNA provided investment advisory services to the Predecessor Funds pursuant to investment advisory agreements with SIMNA. From the period of November 1, 2015 through October 21, 2016, the Predecessor Funds paid the following rates to SIMNA for investment management services rendered.

Emerging Markets Debt and Currency Fund	0.900%
Emerging Markets Equity Fund	1.000%
Emerging Markets Multi-Sector Bond Fund	0.650%
Global Strategic Bond Fund	0.550%
Income Builder Fund	0.600%
International Multi-Cap Value Fund	0.650%
International Stock Fund	0.700%
Tax-Aware Bond Fund	0.330%
US Small Cap Opportunities Fund	0.850%*
US Small/Mid Cap Opportunities Fund	0.800%

*	Prior to March 1, 2016, the US Small Cap Opportunities Fund paid 1.000% to SIMNA for investment management services rendered.

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Notes to Financial Statements – (continued)

October 31, 2016

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Debt and Currency Fund	0.025% on first $5 billion;
0.020% on next $5 billion; and
0.015% over $10 billion

Emerging Markets Equity Fund	0.025% on first $5 billion;
0.020% on next $5 billion; and
0.015% over $10 billion

Emerging Markets Multi Sector Bond Fund	0.025% on first $5 billion;
0.020% on next $5 billion; and
0.015% over $10 billion

Global Strategic Bond Fund	0.025% on first $5 billion;
0.020% on next $5 billion; and
0.015% over $10 billion

Income Builder Fund	0.025% on first $5 billion;
0.020% on next $5 billion; and
0.015% over $10 billion

International Multi-Cap Value Fund	0.020% on first $5 billion;
0.015% on next $5 billion; and
0.010% over $10 billion

International Stock Fund	0.020% on first $5 billion;
0.015% on next $5 billion; and
0.010% over $10 billion

Tax-Aware Bond Fund	0.018% on first $5 billion;
0.014% on next $5 billion; and
0.010% over $10 billion

US Small Cap Opportunities Fund	0.014% on first $5 billion;
0.012% on next $5 billion; and
0.010% over $10 billion

US Small/Mid Cap Opportunities Fund	0.012% on first $5 billion; and
0.010% over $5 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

In addition, prior to October 24, 2016, each Predecessor Fund, under an amended administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), paid SEI based on aggregate average daily net assets of all the series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust Funds other than Schroder North American Equity Fund; 0.0875% on the first $1 billion; 0.0700% on the next $2 billion; 0.0600% on the next $1.5 billion; and 0.0575% over $4.5 billion. Each Predecessor Fund paid its pro rata portion of such fees. These fees are included in the sub-administration fees in the Statements of Operations.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain

158

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

expenses is more fairly made directly to each Fund or to specific classes within a Fund. In connection with the reorganization, as of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through October 24, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class SDR
Emerging Markets Debt and Currency Fund	1.40%	2.15%	1.15%	NA	NA	NA	1.05%	1.00%
Emerging Markets Equity Fund	1.50%	2.25%	1.25%	1.80%	1.50%	1.20%	1.15%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.80%	0.75%
Global Strategic Bond Fund	1.04%	1.86%	0.79%	1.41%	1.11%	0.81%	0.76%	0.64%
Income Builder Fund	1.10%	1.90%	0.85%	1.45%	1.15%	0.85%	0.80%	0.70%
International Multi-Cap Value Fund	1.15%	1.97%	0.90%	1.52%	1.22%	0.92%	0.87%	0.75%
International Stock Fund	1.20%	1.95%	0.95%	1.50%	1.20%	0.90%	0.85%	0.80%
Tax-Aware Bond Fund	0.71%	1.59%	0.46%	NA	NA	NA	0.54%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.00%	0.95%
US Small/Mid Cap Opportunities Fund	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.95%	0.90%

From the period of November 1, 2015 through October 21, 2016, SIMNA contractually limited the total operating expenses of each Predecessor Fund, exclusive of acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class I	Class SDR
Emerging Markets Debt and Currency Fund	1.40%	1.15%	1.00%
Emerging Markets Equity Fund	1.50%	1.25%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.15%	0.90%	0.75%
Global Strategic Bond Fund	1.04%	0.79%	0.64%
Income Builder Fund	1.10%	0.85%	0.70%
International Multi-Cap Value Fund	1.15%	0.90%	0.75%
International Stock Fund	1.20%	0.95%	0.80%
Tax-Aware Bond Fund	0.71%	0.46%	NA
US Small Cap Opportunities Fund	1.45%	1.20%	1.05%
US Small/Mid Cap Opportunities Fund	1.30%	1.05%	0.90%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

Prior to October 24, 2016, the Predecessor Funds had an arrangement with their custodian (JPMorgan Chase Bank) whereby interest earned on uninvested cash balances was used to offset a portion of the custodian fees. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

159

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class SDR
Emerging Markets Debt and Currency Fund	1.38%	2.20%	1.12%	—	—	—	1.10%	0.96%
Emerging Markets Equity Fund	1.49%	2.06%	1.24%	1.75%	1.46%	1.17%	1.06%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.11%	1.73%	0.85%	1.41%	1.13%	0.84%	0.73%	0.71%
Global Strategic Bond Fund	1.02%	1.69%	0.78%	1.37%	1.08%	0.80%	0.69%	0.62%
Income Builder Fund	1.02%	1.84%	0.78%	1.47%	1.10%	0.74%	0.74%	0.63%
International Multi-Cap Value Fund	1.14%	1.83%	0.89%	1.47%	1.10%	0.73%	0.80%	0.75%
International Stock Fund	1.18%	1.77%	0.92%	1.47%	1.17%	0.89%	0.78%	0.79%
Tax-Aware Bond Fund	0.70%	1.45%	0.45%	—	—	—	0.45%	0.46%
US Small Cap Opportunities Fund	1.41%	1.84%	1.16%	1.47%	1.11%	0.74%	0.74%	1.02%
US Small/Mid Cap Opportunities Fund	1.26%	1.86%	1.01%	1.54%	1.25%	0.97%	0.86%	0.43%

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Debt and Currency Fund	$—	$2
Emerging Markets Equity Fund	—	63
Emerging Markets Multi-Sector Bond Fund	—	—
Global Strategic Bond Fund	—	—
Income Builder Fund	—	1
International Multi-Cap Value Fund	—	3
International Stock Fund	—	8
Tax-Aware Bond Fund	—	9
US Small Cap Opportunities Fund	—	—
US Small/Mid Cap Opportunities Fund	137	41

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

Prior to October 24, 2016, each Predecessor Fund had adopted a distribution plan pursuant to Rule 12b-1 with respect to its Advisor Shares (“Predecessor 12b-1 Plan”). Under the Predecessor 12b-1 Plan, the Advisor Shares of the Predecessor Funds made payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Fund Advisors LLC (“SFA”), the Predecessor Funds’ distributor, for distribution services and certain shareholder services with respect to the Predecessor Funds’ Advisor Shares.

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October 31, 2016

In addition, prior to October 24, 2016, each Predecessor Fund had adopted a shareholder service plan (the “Predecessor Plan”) with respect to its Advisor Shares and Investor Shares. Under the Predecessor Plan, each Predecessor Fund, made payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, SFA, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Predecessor Plan were made at an annual rate of up to 0.15% of a Predecessor Fund’s average daily net assets attributable to the applicable share class; payments under the Predecessor Plan were not made for distribution services or expenses. These payments were in addition to payments made under the Predecessor Funds’ 12b-1 plans, if applicable. SIMNA, SFA, or any of their affiliates from time to time, also made payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. These fees are included in the Shareholder Service fees in the Statements of Operations.

f)	Redemption Fees – Prior to October 24, 2016, certain Predecessor Funds (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund) generally imposed a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, were retained by the Predecessor Funds and not paid to SFA, or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Paid-in-Capital” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2016 were as follows:

Fund
Emerging Markets Equity Fund	$13,527
International Stock Fund	101
International Multi-Cap Value Fund	19,460
US Small Cap Opportunities Fund	536
US Small/Mid Cap Opportunities Fund	31,725

Subsequent to the reorganization, the Funds do not impose any redemption fees.

g)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Debt and Currency Fund	$2
Emerging Markets Equity Fund	40
Emerging Markets Multi-Sector Bond Fund	2
Global Strategic Bond Fund	2
Income Builder Fund	1
International Multi-Cap Value Fund	11
International Stock Fund	4
Tax-Aware Bond Fund	4
US Small Cap Opportunities Fund	3
US Small/Mid Cap Opportunities Fund	5

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend

161

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Notes to Financial Statements – (continued)

October 31, 2016

disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Prior to October 24, 2016, SIMNA had retained its affiliate SIMNA Ltd. to serve as sub-adviser responsible for the portfolio management of, certain Predecessor Funds, Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Global Strategic Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder International Multi-Cap Value Fund, and Schroder International Alpha Fund.

Prior to October 24, 2016, SIMNA also had agreed to reduce the management fee for the Schroder Emerging Market Equity Fund in an amount equal to the portion of advisory fees paid to SIMNA or its affiliates by the Schroder Emerging Markets Small Cap Fund and attributable to the Schroder Emerging Market Equity Fund’s investments in such Fund.

For the period from October 24, 2016 through October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Emerging Markets Equity Fund	0.00%
Emerging Markets Debt and Currency Fund	0.00%
Emerging Markets Multi-Sector Bond Fund	0.00%
Global Strategic Bond Fund	0.00%
Income Builder Fund	0.00%
International Multi-Cap Value Fund	0.00%
International Stock Fund	0.00%
Tax-Aware Bond Fund	0.00%
US Small Cap Opportunities Fund	0.00%
US Small/Mid Cap Opportunities Fund	0.00%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class SDR
Emerging Markets Debt and Currency Fund	—	100%	—	—	—	—	100%	—
Emerging Markets Equity Fund	—	100%	—	100%	100%	100%	100%	—
Emerging Markets Multi-Sector Bond Fund	—	100%	—	100%	100%	100%	100%	—
Global Strategic Bond Fund	—	100%	—	100%	100%	100%	100%	—
Income Builder Fund	—	100%	—	100%	100%	100%	100%	—
International Stock Fund	—	100%	—	100%	100%	100%	100%	—
International Multi-Cap Value Fund	—	100%	—	100%	100%	100%	100%	—
Tax-Aware Bond Fund	—	100%	—	—	—	—	100%	—	%*
US Small Cap Opportunities Fund	—	100%	—	100%	100%	100%	100%	—
US Small/Mid Cap Opportunities Fund	—	100%	—	100%	100%	100%	100%	—

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October 31, 2016

Percentage of Fund by Class:

Fund	Class A	Class C		Class I	Class R3		Class R4		Class R5		Class Y		Class SDR
Emerging Markets Debt and Currency Fund	—	—	%*	—	—		—		—		—	%*	—
Emerging Markets Equity Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
Emerging Markets Multi-Sector Bond Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
Global Strategic Bond Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
Income Builder Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
International Multi-Cap Value Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
International Stock Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
Tax-Aware Bond Fund	—	—	%*	—	—		—		—		—	%*	—	%*
US Small Cap Opportunities Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—
US Small/Mid Cap Opportunities Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—

*	Percentage rounds to zero.

9.	Affiliated Issuer Transactions:

A summary of affiliated issuer transactions for the Emerging Markets Equity Fund and Global Strategic Bond Fund for the year ended October 31, 2016 follows:

Emerging Markets Equity Fund

Affiliated Issuer	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distributions
Schroder Emerging Markets Small Cap Fund, Class R6	$12,099,262	$1,814,823	$—	$—	$1,845,374	$15,759,459	1,305,672	$—	$—

Global Strategic Bond Fund

Affiliated Issuer	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation		Ending Value as of October 31, 2016	Par as of October 31, 2016	Interest Income	Capital Gain Distributions
Hartford Financial Services Group, Inc.	$—	$22,696	$—	$—		$(66)	$22,630	$20,000	$—	$—

10.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Debt and Currency Fund	$50,863,848	$70,814,791
Emerging Markets Equity Fund	821,070,225	605,388,030
Emerging Markets Multi-Sector Bond Fund	84,833,802	61,341,614
Global Strategic Bond Fund	39,899,381	52,987,101
Income Builder Fund	31,032,970	34,363,402
International Multi-Cap Value Fund	351,680,758	283,632,124
International Stock Fund	84,489,953	86,963,404
Tax-Aware Bond Fund	53,704,738	28,190,585
US Small Cap Opportunities Fund	59,269,615	73,103,392
US Small/Mid Cap Opportunities Fund	204,360,066	72,426,068

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Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Debt and Currency Fund	$14,547,746	$19,598,399
Emerging Markets Equity Fund	—	—
Emerging Markets Multi-Sector Bond Fund	4,038,361	2,905,929
Global Strategic Bond Fund	21,382,093	22,670,005
Income Builder Fund	6,563,840	4,829,206
International Multi-Cap Value Fund	—	—
International Stock Fund	—	—
Tax-Aware Bond Fund	24,764,766	23,566,347
US Small Cap Opportunities Fund	—	—
US Small/Mid Cap Opportunities Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Debt and Currency Fund	$65,411,594	$90,413,190
Emerging Markets Equity Fund	821,070,225	605,388,030
Emerging Markets Multi-Sector Bond Fund	88,872,163	64,247,543
Global Strategic Bond Fund	61,281,475	75,657,106
Income Builder Fund	37,596,810	39,192,608
International Multi-Cap Value Fund	351,680,758	283,632,124
International Stock Fund	84,489,953	86,963,404
Tax-Aware Bond Fund	78,469,504	51,756,932
US Small Cap Opportunities Fund	59,269,615	73,103,392
US Small/Mid Cap Opportunities Fund	204,360,066	72,426,068

11.	Fund Reorganizations:

At a joint special meeting of shareholders of the Predecessor Funds held on October 11, 2016, as adjourned to October 13, 2016, shareholders of each Predecessor Fund approved an agreement and plan of reorganization pursuant to which each Predecessor Fund transferred all of its assets to the corresponding Fund, in exchange for shares of the designated classes, as discussed in Note 1, of the corresponding Fund and the assumption by the corresponding Fund of all of the liabilities of the Predecessor Fund. Each Predecessor Fund was determined to be the accounting survivor. The consummation of the reorganization took place immediately before the opening of business on October 24, 2016 in a tax-free exchange of shares as detailed below.

Funds	Net assets of Predecessor Funds on October 21, 2016*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Funds shares exchanged	Fund Shares Issued to the Predecessor Funds Shareholders
Emerging Markets Debt and Currency Fund	$86,411,358	$—	$86,411,358	8,426,611	8,426,611
Emerging Markets Equity Fund	1,625,239,956	—	1,625,239,956	128,095,149	128,095,149
Emerging Markets Multi-Sector Bond Fund	62,619,086	—	62,619,086	6,341,393	6,341,393
Global Strategic Bond Fund	71,142,043	—	71,142,043	7,733,357	7,733,357
Income Builder Fund	26,471,472	—	26,471,472	3,077,881	3,077,881
International Stock Fund	174,769,448	—	174,769,448	16,420,763	16,420,763
International Multi-Cap Value Fund	429,766,116	—	429,766,116	49,854,576	49,854,576
Tax-Aware Bond Fund	158,244,412	—	158,244,412	14,094,256	14,094,256
US Small Cap Opportunities Fund	124,047,815	—	124,047,815	16,194,957	16,194,957
US Small/Mid Cap Opportunities Fund	201,133,935	—	201,133,935	4,973,310	4,973,310

*	Final day of operations immediately prior to the merger.

164

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

Assuming the acquisition had been completed on November 1, 2015, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended October 31, 2016, are as follows:

Funds	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Emerging Markets Debt and Currency Fund	$3,974,962	$2,277,045	$6,252,007
Emerging Markets Equity Fund	12,168,574	123,821,363	135,989,937
Emerging Markets Multi-Sector Bond Fund	2,835,374	3,265,337	6,100,711
Global Strategic Bond Fund	826,350	858,833	1,685,183
Income Builder Fund	1,029,564	(327,768)	701,796
International Multi-Cap Value Fund	6,682,992	5,220,828	11,903,820
International Stock Fund	2,248,987	(4,078,914)	(1,829,927)
Tax-Aware Bond Fund	3,437,867	3,725,364	7,163,231
US Small Cap Opportunities Fund	401,920	5,993,591	6,395,511
US Small/Mid Cap Opportunities Fund	423,260	7,410,018	7,833,278

Because the combined investment portfolios for Predecessor Fund/Fund has been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings for each Schroder Fund that have been included in the Statements of Operations since October 24, 2016.

12.	Capital Share Transactions:

In connection with the reorganization, the Advisor, Investor, and R6 share classes were redesignated as Class A, I, and SDR, respectively. See Note 11 for further information. The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Emerging Markets Debt and Currency Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	212,257	$2,105,028	272,315	$2,699,477
Shares Issued for Reinvested Dividends	—	—	11,165	110,425
Shares Redeemed	(415,226)	(4,081,061)	(731,434)	(7,177,391)

Net Increase (Decrease)	(202,969)	(1,976,033)	(447,954)	(4,367,489)

Class C(1)
Shares Sold	976	$10,000	—	$—

Net Increase (Decrease)	976	10,000	—	—

Class I
Shares Sold	3,226,848	$31,511,350	4,680,509	$45,749,903
Shares Issued for Reinvested Dividends	—	2	523,656	5,147,543
Shares Redeemed	(6,561,452)	(62,026,093)	(20,074,217)	(193,643,540)

Net Increase (Decrease)	(3,334,604)	(30,514,741)	(14,870,052)	(142,746,094)

Class Y(1)
Shares Sold	976	$10,000	—	$—

Net Increase (Decrease)	976	10,000	—	—

165

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Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Emerging Markets Debt and Currency Fund – (continued)
Class SDR(2)
Shares Sold	791,753	$7,863,436	195,169	$1,898,519
Shares Redeemed	(13,673)	(134,426)	(78,146)	(735,997)

Net Increase (Decrease)	778,080	7,729,010	117,023	1,162,522

Total Net Increase (Decrease)	(2,757,541)	$(24,741,764)	(15,200,983)	$(145,951,061)

(1)	Commenced operations on October 24, 2016.
(2)	Commenced operations on December 30, 2014.

Emerging Markets Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	768,042	$8,388,557	639,455	$7,945,859
Shares Issued for Reinvested Dividends	19,654	214,035	12,367	155,956
Shares Redeemed	(1,254,141)	(14,152,205)	(6,298,130)	(82,229,863)
Redemption fees	—	2,047	—	4,554

Net Increase (Decrease)	(466,445)	(5,547,566)	(5,646,308)	(74,123,494)

Class C(1)
Shares Sold	789	$10,000	—	$—

Net Increase (Decrease)	789	10,000	—	—

Class I
Shares Sold	42,350,060	$479,876,677	43,209,346	$547,262,276
Shares Issued for Reinvested Dividends	478,171	5,195,500	731,850	9,213,987
Shares Redeemed	(37,664,553)	(415,977,908)	(52,819,713)	(664,650,555)
Redemption fees	—	11,317	—	30,177

Net Increase (Decrease)	5,163,678	69,105,586	(8,878,517)	(108,144,115)

Class R3(1)
Shares Sold	789	$10,000	—	$—

Net Increase (Decrease)	789	10,000	—	—

Class R4(1)
Shares Sold	789	$10,000	—	$—

Net Increase (Decrease)	789	10,000	—	—

Class R5(1)
Shares Sold	789	$10,000	—	$—

Net Increase (Decrease)	789	10,000	—	—

Class Y(1)
Shares Sold	789	$10,000	—	$—

Net Increase (Decrease)	789	10,000	—	—

166

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Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Emerging Markets Equity Fund – (continued)
Class SDR(2)
Shares Sold	17,986,177	$204,748,996	31,830,423	$403,581,535
Shares Issued for Reinvested Dividends	336,787	3,657,503	—	—
Shares Redeemed	(4,136,105)	(45,940,906)	(1,431,655)	(18,514,906)
Redemption fees	—	163	—	2

Net Increase (Decrease)	14,186,859	162,465,756	30,398,768	385,066,631

Total Net Increase (Decrease)	18,888,037	$226,073,776	15,873,943	$202,799,022

(1)	Commenced operations on October 24, 2016.
(2)	Commenced operations on December 30, 2014.

Emerging Markets Multi-Sector Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	22,065	$207,155	50,930	$465,439
Shares Issued for Reinvested Dividends	2,062	19,049	2,906	27,153
Shares Redeemed	(30,800)	(264,534)	(79,484)	(715,910)

Net Increase (Decrease)	(6,673)	(38,330)	(25,648)	(223,318)

Class C(1)
Shares Sold	1,013	$10,000	—	$—

Net Increase (Decrease)	1,013	10,000	—	—

Class I
Shares Sold	583,586	$5,313,606	920,092	$8,473,717
Shares Issued for Reinvested Dividends	22,534	210,458	24,892	232,089
Shares Redeemed	(326,189)	(3,023,709)	(3,669,683)	(34,003,868)

Net Increase (Decrease)	279,931	2,500,355	(2,724,699)	(25,298,062)

Class R3(1)
Shares Sold	1,013	$10,000	—	$—

Net Increase (Decrease)	1,013	10,000	—	—

Class R4(1)
Shares Sold	1,013	$10,000	—	$—

Net Increase (Decrease)	1,013	10,000	—	—

Class R5(1)
Shares Sold	1,013	$10,000	—	$—

Net Increase (Decrease)	1,013	10,000	—	—

Class Y(1)
Shares Sold	1,013	$10,000	—	$—

Net Increase (Decrease)	1,013	10,000	—	—

167

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Emerging Markets Multi-Sector Bond Fund – (continued)
Class SDR
Shares Sold	2,870,164	$26,245,812	2,365,590	$21,856,505
Shares Issued for Reinvested Dividends	67,045	639,606	463	4,334
Shares Redeemed	(49,501)	(460,913)	(20,730)	(185,249)

Net Increase (Decrease)	2,887,708	26,424,505	2,345,323	21,675,590

Total Net Increase (Decrease)	3,166,031	$28,936,530	(405,024)	$(3,845,790)

(1)	Commenced operations on October 24, 2016.

Global Strategic Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,111	$10,000	16,146	$150,100
Shares Issued for Reinvested Dividends	91	820	2,565	24,112
Shares Redeemed	(39,408)	(356,540)	(112,820)	(1,063,152)

Net Increase (Decrease)	(38,206)	(345,720)	(94,109)	(888,940)

Class C(1)
Shares Sold	1,076	$10,000	—	$—
Shares Issued for Reinvested Dividends	1	8	—	—

Net Increase (Decrease)	1,077	10,008	—	—

Class I
Shares Sold	19,939	$181,559	4,133,694	$38,848,987
Shares Issued for Reinvested Dividends	9	71	23,283	218,857
Shares Redeemed	(1,487,107)	(13,524,417)	(5,487,062)	(51,757,434)

Net Increase (Decrease)	(1,467,159)	(13,342,787)	(1,330,085)	(12,689,590)

Class R3(1)
Shares Sold	1,076	$10,000	—	$—
Shares Issued for Reinvested Dividends	1	8	—	—

Net Increase (Decrease)	1,077	10,008	—	—

Class R4(1)
Shares Sold	1,076	$10,000	—	$—
Shares Issued for Reinvested Dividends	1	9	—	—

Net Increase (Decrease)	1,077	10,009	—	—

Class R5(1)
Shares Sold	1,076	$10,000	—	$—
Shares Issued for Reinvested Dividends	1	9	—	—

Net Increase (Decrease)	1,077	10,009	—	—

168

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Global Strategic Bond Fund – (continued)
Class Y(1)
Shares Sold	1,076	$10,000	—	$—
Shares Issued for Reinvested Dividends	1	9	—	—

Net Increase (Decrease)	1,077	10,009	—	—

Class SDR
Shares Sold	2,269,257	$20,473,481	16,376,493	$154,438,871
Shares Issued for Reinvested Dividends	123,358	1,110,292	—	—
Shares Redeemed	(5,314,713)	(48,414,348)	(5,782,867)	(53,991,948)

Net Increase (Decrease)	(2,922,098)	(26,830,575)	10,593,626	100,446,923

Total Net Increase (Decrease)	(4,422,078)	$(40,469,039)	9,169,432	$86,868,393

(1)	Commenced operations on October 24, 2016.

Income Builder Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	45,493	$377,128	223,264	$2,002,935
Shares Issued for Reinvested Dividends	9,085	76,165	2,369	21,116
Shares Redeemed	(53,511)	(449,944)	(37,107)	(331,755)

Net Increase (Decrease)	1,067	3,349	188,526	1,692,296

Class C(1)
Shares Sold	1,163	$10,000	—	$—
Shares Issued for Reinvested Dividends	6	49	—	—

Net Increase (Decrease)	1,169	10,049	—	—

Class I
Shares Sold	73,595	$618,691	1,064,828	$10,209,332
Shares Issued for Reinvested Dividends	20,026	167,896	35,721	332,334
Shares Redeemed	(297,930)	(2,520,168)	(2,957,547)	(27,812,103)

Net Increase (Decrease)	(204,309)	(1,733,581)	(1,856,998)	(17,270,437)

Class R3(1)
Shares Sold	1,163	$10,000	—	$—
Shares Issued for Reinvested Dividends	6	49	—	—

Net Increase (Decrease)	1,169	10,049	—	—

Class R4(1)
Shares Sold	1,163	$10,000	—	$—
Shares Issued for Reinvested Dividends	6	50	—	—

Net Increase (Decrease)	1,169	10,050	—	—

169

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Income Builder Fund – (continued)
Class R5(1)
Shares Sold	1,163	$10,000	—	$—
Shares Issued for Reinvested Dividends	6	50	—	—

Net Increase (Decrease)	1,169	10,050	—	—

Class Y(1)
Shares Sold	1,163	$10,000	—	$—
Shares Issued for Reinvested Dividends	6	50	—	—

Net Increase (Decrease)	1,169	10,050	—	—

Class SDR
Shares Sold	36,690	$299,348	2,341,136	$22,097,019
Shares Issued for Reinvested Dividends	1,156	9,775	164	1,449
Shares Redeemed	(13,794)	(118,361)	(1,672)	(14,512)

Net Increase (Decrease)	24,052	190,762	2,339,628	22,083,956

Total Net Increase (Decrease)	(173,345)	$(1,489,222)	671,156	$6,505,815

(1)	Commenced operations on October 24, 2016.

International Multi-Cap Value Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,131,332	$18,180,103	616,397	$5,572,287
Shares Issued for Reinvested Dividends	42,522	349,053	142,441	1,256,242
Shares Redeemed	(1,231,375)	(10,130,368)	(1,066,706)	(9,502,371)
Redemption fees	—	1,037	—	1,404

Net Increase (Decrease)	942,479	8,399,825	(307,868)	(2,672,438)

Class C(1)
Shares Sold	1,160	$10,000	—	$—

Net Increase (Decrease)	1,160	10,000	—	—

Class I
Shares Sold	9,983,461	$80,943,393	19,649,141	$176,018,144
Shares Issued for Reinvested Dividends	474,651	3,901,435	973,850	8,546,084
Shares Redeemed	(14,949,531)	(121,583,362)	(17,449,491)	(155,856,219)
Redemption fees	—	18,423	—	10,556

Net Increase (Decrease)	(4,491,419)	(36,720,111)	3,173,500	28,718,565

Class R3(1)
Shares Sold	1,160	$10,000	—	$—

Net Increase (Decrease)	1,160	10,000	—	—

170

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

International Multi-Cap Value Fund – (continued)
Class R4(1)
Shares Sold	1,160	$10,000	—	$—

Net Increase (Decrease)	1,160	10,000	—	—

Class R5(1)
Shares Sold	1,160	$10,000	—	$—

Net Increase (Decrease)	1,160	10,000	—	—

Class Y(1)
Shares Sold	1,160	$10,000	—	$—

Net Increase (Decrease)	1,160	10,000	—	—

Class SDR
Shares Sold	26,531,901	$229,379,086	9,686,600	$86,808,905
Shares Issued for Reinvested Dividends	94,569	796,849	4,440	38,307
Shares Redeemed	(9,741,042)	(86,665,421)	(799,157)	(7,116,333)

Net Increase (Decrease)	16,885,428	143,510,514	8,891,883	79,730,879

Total Net Increase (Decrease)	13,342,288	$115,240,228	11,757,515	$105,777,006

(1)	Commenced operations on October 24, 2016.

International Stock Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	78,717	$859,173	171,059	$1,957,234
Shares Issued for Reinvested Dividends	2,802	30,822	13,920	157,151
Shares Redeemed	(135,133)	(1,473,137)	(6,922,018)	(81,962,041)
Redemption fees	—	101	—	—

Net Increase (Decrease)	(53,614)	(583,041)	(6,737,039)	(79,847,656)

Class C(1)
Shares Sold	940	$10,000	—	$—

Net Increase (Decrease)	940	10,000	—	—

Class I
Shares Sold	3,477,142	$36,596,358	7,909,211	$92,436,438
Shares Issued for Reinvested Dividends	105,573	1,124,545	750,609	8,204,155
Shares Redeemed	(5,307,298)	(56,371,669)	(7,529,321)	(82,714,716)
Redemption fees	—	—	—	684

Net Increase (Decrease)	(1,724,583)	(18,650,766)	1,130,499	17,926,561

Class R3(1)
Shares Sold	940	$10,000	—	$—

Net Increase (Decrease)	940	10,000	—	—

171

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

International Stock Fund – (continued)
Class R4(1)
Shares Sold	940	$10,000	—	$—

Net Increase (Decrease)	940	10,000	—	—

Class R5(1)
Shares Sold	940	$10,000	—	$—

Net Increase (Decrease)	940	10,000	—	—

Class Y(1)
Shares Sold	940	$10,000	—	$—

Net Increase (Decrease)	940	10,000	—	—

Class SDR
Shares Sold	1,006,425	$10,000,000	4,975,578	$54,268,313
Shares Issued for Reinvested Dividends	35,366	376,292	—	—
Shares Redeemed	—	—	(9,191)	(108,640)

Net Increase (Decrease)	1,041,791	10,376,292	4,966,387	54,159,673

Total Net Increase (Decrease)	(731,706)	$(8,807,515)	(640,153)	$(7,761,422)

(1)	Commenced operations on October 24, 2016.

Tax-Aware Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	887,765	$9,951,506	115,080	$1,242,434
Shares Issued for Reinvested Dividends	8,447	94,775	1,054	11,375
Shares Redeemed	(219,375)	(2,467,042)	(20,232)	(218,102)

Net Increase (Decrease)	676,837	7,579,239	95,902	1,035,707

Class C(1)
Shares Sold	890	$10,000	—	$—
Shares Issued for Reinvested Dividends	2	17	—	—

Net Increase (Decrease)	892	10,017	—	—

Class I
Shares Sold	5,891,129	$65,656,201	3,423,432	$37,462,001
Shares Issued for Reinvested Dividends	189,286	2,107,781	299,926	3,274,890
Shares Redeemed	(8,442,675)	(94,632,761)	(2,719,880)	(29,679,430)

Net Increase (Decrease)	(2,362,260)	(26,868,779)	1,003,478	11,057,461

Class Y(1)
Shares Sold	890	$10,000	—	$—
Shares Issued for Reinvested Dividends	2	16	—	—

Net Increase (Decrease)	892	10,016	—	—

172

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

Tax-Aware Bond Fund – (continued)
Class SDR
Shares Sold	5,911,674	$66,359,513	—	$—
Shares Issued for Reinvested Dividends	5,557	62,236	—	—

Net Increase (Decrease)	5,917,231	66,421,749	—	—

Total Net Increase (Decrease)	4,233,592	$47,152,242	1,099,380	$12,093,168

(1)	Commenced operations on October 24, 2016.

US Small Cap Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	80,761	$1,841,081	5,580	$137,074
Shares Issued for Reinvested Dividends	3,094	68,810	4,017	94,605
Shares Redeemed	(13,724)	(325,981)	(3,383)	(83,781)
Redemption fees	—	12	—	—

Net Increase (Decrease)	70,131	1,583,922	6,214	147,898

Class C(1)
Shares Sold	401	$10,000	—	$—

Net Increase (Decrease)	401	10,000	—	—

Class I
Shares Sold	243,710	$5,792,715	245,297	$6,284,858
Shares Issued for Reinvested Dividends	389,981	8,977,595	605,262	14,683,672
Shares Redeemed	(1,130,443)	(26,535,848)	(846,694)	(21,738,133)
Redemption fees	—	524	—	1,230

Net Increase (Decrease)	(496,752)	(11,765,014)	3,865	(768,373)

Class R3(1)
Shares Sold	401	$10,000	—	$—

Net Increase (Decrease)	401	10,000	—	—

Class R4(1)
Shares Sold	401	$10,000	—	$—

Net Increase (Decrease)	401	10,000	—	—

Class R5(1)
Shares Sold	401	$10,000	—	$—

Net Increase (Decrease)	401	10,000	—	—

Class Y(1)
Shares Sold	401	$10,000	—	$—

Net Increase (Decrease)	401	10,000	—	—

173

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

US Small Cap Opportunities Fund – (continued)
Class SDR
Shares Sold	283,850	$6,582,652	839	$20,000
Shares Redeemed	(9,278)	(228,474)	—	—

Net Increase (Decrease)	274,572	6,354,178	839	20,000

Total Net Increase (Decrease)	(150,044)	$(3,776,914)	10,918	$(600,475)

(1)	Commenced operations on October 24, 2016.

US Small/Mid Cap Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,546,386	$28,666,541	79,592	$997,965
Shares Issued for Reinvested Dividends	53,817	585,529	70,606	818,326
Shares Redeemed	(343,563)	(3,926,531)	(126,167)	(1,555,614)
Redemption fees	—	2,101	—	23

Net Increase (Decrease)	2,256,640	25,327,640	24,031	260,700

Class C(1)
Shares Sold	801	$10,000	—	$—

Net Increase (Decrease)	801	10,000	—	—

Class I
Shares Sold	11,587,564	$141,725,801	384,444	$4,886,006
Shares Issued for Reinvested Dividends	456,801	5,140,034	705,277	8,406,897
Shares Redeemed	(1,712,687)	(20,097,554)	(1,463,897)	(18,703,524)
Redemption fees	—	29,383	—	2,361

Net Increase (Decrease)	10,331,678	126,797,664	(374,176)	(5,408,260)

Class R3(1)
Shares Sold	801	$10,000	—	$—

Net Increase (Decrease)	801	10,000	—	—

Class R4(1)
Shares Sold	801	$10,000	—	$—

Net Increase (Decrease)	801	10,000	—	—

Class R5(1)
Shares Sold	801	$10,000	—	$—

Net Increase (Decrease)	801	10,000	—	—

Class Y(1)
Shares Sold	801	$10,000	—	$—

Net Increase (Decrease)	801	10,000	—	—

174

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount

US Small/Mid Cap Opportunities Fund – (continued)
Class SDR(2)
Shares Sold	274,974	$3,345,518	544,658	$7,048,935
Shares Issued for Reinvested Dividends	17,770	200,086	—	—
Shares Redeemed	(33,513)	(405,344)	(392,945)	(5,009,200)
Redemption fees	—	241	—	—

Net Increase (Decrease)	259,231	3,140,501	151,713	2,039,735

Total Net Increase (Decrease)	12,851,554	$155,315,805	(198,432)	$(3,107,825)

(1)	Commenced operations on October 24, 2016.
(2)	Commenced operations on December 30, 2014.

13.	Line of Credit:

Effective October 24, 2016, each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

Prior to October 24, 2016, the Predecessor Funds were party to a credit agreement, as amended from time to time, that enabled them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit was contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest was charged to the Predecessor Funds based on their borrowings at the current reference rate. The Predecessor Funds paid their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility.

The Predecessor Funds’ borrowings, for the period beginning November 1, 2015 through October 21, 2016, are detailed in the table below:

Fund	Amounts Utilized	Number of Days	Interest Paid
Emerging Markets Debt and Currency Fund	$2,086,000	2	$84
Emerging Markets Equity Fund	16,775,000	9	4,144
Global Strategic Bond Fund	13,300,000	11	1,970
International Multi-Cap Value Fund	36,790,000	59	7,194
International Stock Fund	5,025,000	10	392
US Small/Mid Cap Opportunities Fund	315,000	5	67

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund,

175

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

Effective November 1, 2016, the fee rates pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

176

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders Income Builder Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US Small Cap Opportunities Fund and Hartford Schroders US Small/Mid Cap Opportunities Fund (collectively, the Funds) (ten of the series comprising The Hartford Mutual Funds II, Inc. (the Company)) as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through October 31, 2015, were audited by other auditors whose report dated December 22, 2015, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders Income Builder Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US Small Cap Opportunities Fund, and Hartford Schroders US Small/Mid Cap Opportunities Fund at October 31, 2016, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

177

Hartford Schroders Funds

Shareholder Meeting Results (Unaudited)

A joint special meeting of shareholders of the Predecessor Funds was held on October 11, 2016, as adjourned to October 13, 2016 (“Shareholder Meeting”). At the Shareholder Meeting, shareholders of the Predecessor Funds voted to approve an agreement and plan of reorganization pursuant to which each Predecessor Fund would transfer all of its assets to the corresponding Fund, in exchange for shares of the designated classes of the corresponding Fund and the assumption by the corresponding Fund of all of the liabilities of the Predecessor Fund. The final results of the Shareholder Meeting are reported below:

Fund	For	Against	Abstain/Broker Non-Vote
Hartford Schroders Emerging Markets Debt and Currency Fund	4,161,455	1,710	224,767
Hartford Schroders Emerging Markets Equity Fund	73,391,995	30,461	81,115
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	5,640,508	5,579	0
Hartford Schroders Global Strategic Bond Fund	3,966,860	0	0
Hartford Schroders Income Builder Fund	2,679,583	12,719	0
Hartford Schroders International Stock Fund	10,493,671	40,484	37,938
Hartford Schroders International Multi-Cap Value Fund	19,931,130	37,561	9,691,739
Hartford Schroders Tax-Aware Bond Fund	6,954,168	2,264	267,018
Hartford Schroders US Small Cap Opportunities Fund	1,797,376	198,123	590,881
Hartford Schroders US Small/Mid Cap Opportunities Fund	8,880,787	32,282	34,457

178

Hartford Schroders Funds

Directors and Officers of the Company

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

179

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(3) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

180

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

181

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

182

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

183

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

184

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

185

Hartford Schroders Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

186

Hartford Schroders Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

187

Hartford Schroders Funds

Approval of the New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders International Stock Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

Each of the funds listed above (each a “Fund” and collectively, the “Funds”) is a newly-organized investment portfolio of The Hartford Mutual Funds II, Inc. (“HMF II”) and successor to corresponding series of Schroder Series Trust and Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”). Each Fund has an investment objective and strategies substantially similar to those of its corresponding Predecessor Fund.

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on May 2-3, 2016, the Board of Directors (the “Board”) of HMF II, including each of the Independent Directors, unanimously voted to approve, for an initial two year period, (i) an investment management agreement by and between HMF II, on behalf of each of its Funds, Hartford Mutual Funds, Inc. and Hartford Funds Management Company, LLC (“HFMC”); (ii) a separate investment sub-advisory agreement by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA”); and (iii) a separate secondary sub-advisory agreement (collectively, the “Agreements”) by and between SIMNA and Schroder Investment Management Limited (“SIMNA Ltd.,” together with Schroder NA, the “Sub-Advisers,” and together with HFMC, the “Advisers”) on behalf of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Income Builder Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Stock Fund and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).

Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board considered the materials and in-person presentations from representatives of the Advisers received at the Board’s meetings on March 29, 2016, April 14, 2016 and May 2-3, 2016 regarding each Fund and its investment strategy, as well as the extensive due diligence reviews conducted by HFMC in evaluating the Sub-Advisers’ investment management capabilities.

In determining whether to approve the Agreements for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel, including each Adviser’s ability and experience in attracting and retaining qualified personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with HFMC with respect to the services it provides to other Hartford Funds.

188

Hartford Schroders Funds

Approval of the New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Funds, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Funds as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-Advisers, and that HFMC had recommended to the Board that SIMNA be appointed as the sub-adviser to each Fund and that SIMNA Ltd. be appointed the secondary sub-adviser for each Sub-Sub-Advised Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each of the Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would conduct periodic due diligence reviews of the Sub-Advisers and continuously oversee the Sub-Advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-Advisers, and approach to risk management with respect to each Fund and the service providers to each Fund. The Board also considered that on a day-to-day basis HFMC would oversee compliance with each Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC would be responsible for providing the Funds’ officers. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

With respect to SIMNA and SIMNA Ltd., which would be responsible for the daily investment of the assets of the Funds and the Sub-Sub-Advised Funds, respectively, subject to oversight by HFMC, among the other services set forth in their respective Agreements, the Board met with members of each Fund’s proposed portfolio management team at meetings held on April 14, 2016 and May 2-3, 2016. The Board considered, among other things, the quality of each Fund’s portfolio manager(s) and each Sub-Adviser’s other investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-Advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Funds.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by HFMC and the Sub-Advisers.

Performance of the Funds

The Board noted that the Funds are newly formed and did not have prior performance records, but considered the performance of each Fund’s corresponding Predecessor Fund, each of which was previously managed by SIMNA. The Board noted that each Sub-Sub-Advised Fund’s corresponding Predecessor Fund was previously sub-advised by SIMNA Ltd. The Board reviewed the performance track record of each Predecessor Fund, recognizing that each Fund is expected to assume the performance history of its corresponding Predecessor Fund. HFMC also provided additional information to the Board about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-Advisers have the capability of providing satisfactory investment performance for the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Funds, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Funds and the estimated profitability to HFMC and its affiliates from all services to be provided to the Funds and all aspects of their relationships with the Funds. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to the Funds. The Board also requested and received information relating to the operations and profitability of the Sub-Advisers.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

189

Hartford Schroders Funds

Approval of the New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by each Fund to HFMC and the expected total expense ratios of each Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA and by SIMNA to SIMNA Ltd. with respect to the Funds, as applicable, taking into account that HFMC would compensate SIMNA out of the management fee paid by the Fund to HFMC and, in turn, SIMNA would compensate SIMNA Ltd. out of the sub-advisory fee paid by HFMC to SIMNA. In this regard, the Board requested and reviewed information from HFMC and the Sub-Advisers relating to the proposed management and sub-advisory fees and total operating expenses for the Funds. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from SIMNA that SIMNA’s fees were negotiated with HFMC at arm’s length on a fund-by-fund basis. The Board also reviewed information comparing each Fund’s proposed management fees and total expenses relative to a peer universe of funds derived from information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, in conjunction with input from an independent financial services consultant engaged by the Board. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between each Fund and its comparable mutual funds. The Board also considered that HFMC had contractually agreed to limit each Fund’s total operating expenses at specified levels for a period of two years from the date of the reorganizations of the Predecessor Funds into the corresponding Funds.

Based on these considerations, the Board concluded that each Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for each Fund, which would reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various Advisers. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in each Fund’s Broadridge peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would review future growth in each Fund’s assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC would receive fees for fund accounting and related services from the Funds. The Board also considered that Hartford Administrative Services Company, the Funds’ transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Funds.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Funds. As principal underwriter, HFD would receive distribution and service fees from the Funds and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also considered that Schroder Fund Advisors LLC (“SFA”), the Predecessor Funds’ distributor and wholly-owned subsidiary of SIMNA, has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA would enter into a selling agreement with HFD pursuant to which SFA would be involved in the distribution of the Class SDR Shares of the Funds, and HFMC would pay SFA an annual fee based on the percentage of the gross spread between the management fees and sub-advisory fees.

190

Hartford Schroders Funds

Approval of the New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the benefits to each Fund’s future shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

191

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Schroder Investment Management North America, Inc. (SIMNA). Schroder Investment Management North America Limited (SIMNA Ltd.) is the secondary sub-adviser to certain Funds. HFD and HFMC are not affiliated with SIMNA and SIMNA Ltd.

MFAR-HSE16  12/16    121145    Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	The registrant amended the code of ethics on May 3, 2016. The key changes to the code of ethics are as follows: (1) simplify the code provisions, (2) simplify the waiver process, and (3) require that the specified officers in the code of ethics complete an initial and annual certification.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$69,310 for the fiscal year ended October 31, 2015; $287,820 for the fiscal year ended October 31, 2016.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$2,647 for the fiscal year ended October 31, 2015; $7,368 for the fiscal year ended October 31, 2016. Audit-related services principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$22,985 for the fiscal year ended October 31, 2015; $77,491 for the fiscal year ended October 31, 2016. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2015; $0 for the fiscal year ended October 31, 2016.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2016, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $1,871,728 for the fiscal year ended October 31, 2015; $1,395,913 for the fiscal year ended October 31, 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 9, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: January 9, 2017	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller